UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08821

 Rydex Variable Trust

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee
Rydex Variable Trust
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

12.31.2016

Rydex Variable Trust Funds Annual Report

Alternatives Funds
Guggenheim Long Short Equity Fund
Guggenheim Global Managed Futures Strategy Fund
Guggenheim Multi-Hedge Strategies Fund
Rydex Commodities Fund
Rydex Commodities Strategy Fund

GuggenheimInvestments.com	RVALTS-ANN-2-1216x1217

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
LONG SHORT EQUITY FUND	8
GLOBAL MANAGED FUTURES STRATEGY FUND	18
MULTI-HEDGE STRATEGIES FUND	27
COMMODITIES STRATEGY FUND	47
NOTES TO FINANCIAL STATEMENTS	54
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	71
OTHER INFORMATION	72
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	73
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	77

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2016

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for three alternative strategies funds and one commodities fund (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2016.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
January 31, 2017

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

The Long Short Equity Fund may not be suitable for all investors. ● The Fund is subject to the risk that the Advisor’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ● It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ● The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks.

The Global Managed Futures Strategy Fund may not be suitable for all investors. ● The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Funds use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. ● The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund‘s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2016

index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. ● This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and other risks.

The Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s exposure to the commodity and currency markets may subject the Fund to greater volatility as commodity- and currency-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Fund may also incur transaction costs with the conversion between various currencies. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund. ● Please read the prospectus for more detailed information regarding these and other risks.

The Commodities Strategy Fund may not be suitable for all investors. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● To the extent that the Fund’s investments are concentrated in energy-related commodities, the Fund is subject to the risk that this sector will underperform the market as a whole. ● The Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund is subject to tracking error risks, which may cause the Fund’s performance not to match that of or be lower than the Fund’s underlying benchmark. ● The Fund’s investments in other investment companies subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and additional risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2016

Behind the performance numbers for the past 12 months are a multitude of events that unfolded throughout 2016, including an increase in U.S. corporate defaults, several quarters of negative earnings growth, stubbornly low inflation across the globe, the British vote to exit the European Union, and a U.S. presidential election outcome that defied investor expectations and polling trends. That was on top of one of the worst selloffs for U.S. corporate bonds since the financial crisis in the first six weeks of the year, and one of the worst selloffs in government bonds since 2013’s taper tantrum in the fourth quarter, and the Standard & Poor’s 500® (“S&P 500”) Index* falling almost 11% early in the year. Nevertheless, or perhaps because of all the pre-election turmoil, between election day and the end of December, the S&P 500 rallied 4.6%, high-yield spreads tightened 83 basis points, and 10-year Treasury yields rose 57 basis points.

The market reaction to the outcome of the U.S. presidential election set the stage for the U.S. Federal Reserve (the “Fed”) to hike in December. As widely expected, the Fed raised target interest rates by 25 basis points from a range of 0.25–0.50% to 0.50–0.75%. More importantly, the Federal Open Market Committee (“FOMC”) now projects three rate increases in 2017, up from two in September.

The upward shift appears to reflect the view that there may be less room for accommodative policy to continue in light of recent labor market data. We believe the participation rate introduces meaningful uncertainty to the pace of Fed tightening. In 2016, a rising participation rate helped keep the Fed at bay for most of the year as it stabilized the unemployment rate slightly above what the Fed considers full employment. However, the participation trend reversed in October and November, causing the unemployment rate to decline to only 4.7% by December.

Early indications that fiscal spending (and/or tax cuts) will be prioritized in the new administration suggest that the risks to real Gross Domestic Product (“GDP”) growth in 2017 and 2018 are now skewed to the upside. U.S. real GDP grew by 3.5% in the third quarter, up from 1.4% in the second quarter. We expect output to rise by around 2% on average in coming quarters, a bit faster than the trend rate over the past year, as drags from past dollar strength and an inventory adjustment cycle fade.

A post-election rise in consumer confidence, along with continued income growth and healthier household balance sheets, bodes well for consumption in the coming quarters. The trend rate of job growth should slow as we near full employment. Even so, the unemployment rate should continue to fall toward 4.0% as employment growth outstrips labor force growth. A tighter labor market will begin to put more upward pressure on wage growth, which is being held back by meager productivity gains. An improving labor market, low borrowing costs, and rising household formation will continue to bolster housing, as evidenced by housing starts at cyclical highs. Key inflation measures will rise over the next year due to energy price base effects and reductions in labor market slack.

Given our view that the Fed will raise rates three, possibly four, times in 2017, the effects of monetary policy divergence will be important to watch as two major central banks, the European Central Bank (“ECB”) and the Bank of Japan (“BOJ”), continue their purchase programs. In December, the ECB committed to extend its asset-purchase program through the end of 2017, albeit at a reduced monthly pace of €60 billion (from €80 billion currently) beginning in April. The ECB also changed its criteria for asset purchases, allowing the purchase of sovereign bonds with yields lower than the -0.40% deposit rate. In our view, the extension of the program to at least the end of 2017 makes it highly likely that the ECB will continue to buy assets well into 2018. The growing gap in policy rates and global yields could drive further U.S. dollar appreciation, which would weigh on oil prices and stem the recovery in the energy market. Currently, our oil model projects oil prices will remain below $60 per barrel through the end of 2017.

For the year ended December 31, 2016, the S&P 500 Index returned 11.96%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 1.00%. The return of the MSCI Emerging Markets Index* was 11.19%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 2.65% return for the year, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 17.13%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.33% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2016

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P Goldman Sachs Commodity Index (“GSCI”) TM, a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

HFRX Equity Hedge Fund Index is designed to be representative of the overall composition of the equity hedge segment of the hedge fund universe. In an equity hedge strategy both long and short positions primarily in equities are maintained. Equities which are believed to be undervalued are bought and equities which are believed to be overvalued are sold.

Russell 3000® Index measures the performance of 3,000 publicly held U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2016 and ending December 31, 2016.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund	2.07%	1.72%	$ 1,000.00	$ 1,017.20	$ 10.52
Global Managed Futures Strategy Fund	1.61%	(6.27%)	1,000.00	937.30	7.86
Multi-Hedge Strategies Fund	2.30%	0.39%	1,000.00	1,003.90	11.62
Commodities Strategy Fund	1.65%	0.83%	1,000.00	1,008.30	8.35

Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund	2.07%	5.00%	$ 1,000.00	$ 1,014.77	$ 10.51
Global Managed Futures Strategy Fund	1.61%	5.00%	1,000.00	1,017.09	8.19
Multi-Hedge Strategies Fund	2.30%	5.00%	1,000.00	1,013.61	11.67
Commodities Strategy Fund	1.65%	5.00%	1,000.00	1,016.89	8.39

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses, which includes dividends on short sales and prime broker interest expenses. Excluding these expenses, the operating expense ratios of the Long Short Equity Fund and the Multi-Hedge Strategies Fund would be 1.56% and 1.17%, respectively.

[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2016 to December 31, 2016.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the one-year period ended December 31, 2016, the Long Short Equity Fund returned 0.65%, while the Fund’s benchmark, the HFRX Equity Hedge Fund Index, returned 0.10%.

The annualized risk for the Fund was 6.63%, which was slightly higher than the 6.27% annualized risk of the HFRX Equity Hedge Fund Index. On a risk-adjusted basis, the Fund produced 0.70% of alpha relative to the HFRX Equity Hedge Fund Index, as the realized beta for the year was 0.60.

On a gross return basis, an average net equity beta of 47.2% for the year was the greatest positive contributor at 6.49%. Risk factors detracted -0.94% from Fund gross performance; average net long allocations to Dividend Yield and Earnings/Price factors contributed 0.54% and 0.48%, respectively, while average net long allocations to Relative Strength and the Log of Market Capitalization factors detracted -0.75% and -0.81%, respectively. Stock-specific risk detracted -2.32% on a gross basis for the year.

Industry factors added 0.14% to fund gross performance. Average net long allocations to companies in the Regional Banks and Electronics industries contributed 0.96% and 0.57%, respectively. Average net short allocations to Oil Extraction companies detracted -0.48%, while average net long allocations to Precious Metals companies detracted -0.67%.

The Fund invests in equity securities, including small-, mid-, and large-capitalization securities, such as U.S. traded common stocks and American Depositary Receipts (“ADRs”), but also may invest in derivative instruments which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. For the period, S&P 500 futures were used within the fund only to manage shareholder cash flows and are not part of the investment strategy.

For the year, the Fund’s average long exposure was 85.3% of Fund assets, while its corresponding short exposure was -40.2%.

Performance displayed represents past performance which is no guarantee of future results.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 1, 2002

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	2.6%
White Mountains Insurance Group Ltd.	0.6%
Cypress Semiconductor Corp.	0.6%
Huntington Ingalls Industries, Inc.	0.5%
McDonald’s Corp.	0.5%
Marathon Petroleum Corp.	0.5%
United States Cellular Corp.	0.5%
IDEXX Laboratories, Inc.	0.5%
Phillips 66	0.5%
JetBlue Airways Corp.	0.5%
Top Ten Total	7.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Long Short Equity Fund	0.65%	5.15%	2.15%
Russell 3000 Index	12.74%	14.67%	7.07%
HFRX Equity Hedge Index	0.10%	2.92%	-1.20%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Equity Hedge Index and Russell 3000 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS	December 31, 2016
LONG SHORT EQUITY FUND

	Shares	Value

COMMON STOCKS† - 84.2%

Financial - 20.6%
White Mountains Insurance Group Ltd.[1]	224	$187,277
TCF Financial Corp.[1]	8,550	167,495
Old Republic International Corp.[1]	8,790	167,010
Mercury General Corp.[1]	2,772	166,902
AmTrust Financial Services, Inc.[1]	6,076	166,361
Cullen/Frost Bankers, Inc.[1]	1,881	165,961
Assurant, Inc.[1]	1,779	165,198
Everest Re Group Ltd.[1]	760	164,464
Reinsurance Group of America, Inc. — Class A1	1,302	163,831
Aspen Insurance Holdings Ltd.[1]	2,972	163,460
Associated Banc-Corp.[1]	6,617	163,440
PacWest Bancorp[1]	2,999	163,265
Commerce Bancshares, Inc.[1]	2,818	162,923
Host Hotels & Resorts, Inc.[1]	8,597	161,967
East West Bancorp, Inc.[1]	3,179	161,589
Popular, Inc.[1]	3,681	161,302
Synovus Financial Corp.[1]	3,922	161,116
CIT Group, Inc.	3,768	160,818
BB&T Corp.[1]	3,402	159,962
Regions Financial Corp.[1]	11,124	159,741
American National Insurance Co.[1]	1,276	159,002
Assured Guaranty Ltd.[1]	4,209	158,974
Starwood Property Trust, Inc.[1]	7,224	158,566
MFA Financial, Inc.[1]	20,685	157,827
BOK Financial Corp.[1]	1,898	157,610
Two Harbors Investment Corp.[1]	18,000	156,960
First Horizon National Corp.[1]	7,811	156,298
Chimera Investment Corp.[1]	9,181	156,261
Artisan Partners Asset Management, Inc. — Class A1	5,250	156,187
Voya Financial, Inc.[1]	3,941	154,566
ProAssurance Corp.[1]	2,709	152,246
Interactive Brokers Group, Inc. — Class A1	4,160	151,882
Air Lease Corp. — Class A1	4,364	149,816
Lazard Ltd. — Class A1	3,645	149,773
AGNC Investment Corp.[1]	8,246	149,500
Axis Capital Holdings Ltd.[1]	2,168	141,505
CNA Financial Corp.[1]	3,282	136,203
Federated Investors, Inc. — Class B1	4,607	130,286
Equity Residential[1]	1,751	112,694
Bank of Hawaii Corp.[1]	1,125	99,776
Prudential Financial, Inc.[1]	822	85,537
First American Financial Corp.[1]	2,306	84,469
Mastercard, Inc. — Class A1	625	64,531
Citigroup, Inc.[1]	1,050	62,402
Genworth Financial, Inc. — Class A*	7,662	29,192
Validus Holdings Ltd.[1]	213	11,717
Total Financial		6,577,862

Industrial - 15.3%
Huntington Ingalls Industries, Inc.	944	173,875
Timken Co.[1]	4,090	162,373
HEICO Corp. — Class A1	2,391	162,349
United Technologies Corp.[1]	1,478	162,018
Sonoco Products Co.[1]	3,044	160,419
Snap-on, Inc.[1]	936	160,308
Cummins, Inc.[1]	1,164	159,084
Martin Marietta Materials, Inc.[1]	712	157,730
AGCO Corp.[1]	2,698	156,106
Parker-Hannifin Corp.[1]	1,109	155,260
Spirit AeroSystems Holdings, Inc. — Class A1	2,640	154,044
USG Corp.*,1	5,320	153,641
Owens Corning[1]	2,973	153,288
Vulcan Materials Co.[1]	1,221	152,808
Stanley Black & Decker, Inc.[1]	1,327	152,194
Wabtec Corp.[1]	1,824	151,428
Eagle Materials, Inc.[1]	1,533	151,046
ITT, Inc.[1]	3,905	150,616
Crane Co.[1]	2,082	150,154
Raytheon Co.[1]	1,055	149,810
Valmont Industries, Inc.[1]	1,059	149,213
Trinity Industries, Inc.[1]	5,319	147,655
Oshkosh Corp.[1]	2,268	146,536
Arconic, Inc.[1]	7,866	145,836
Northrop Grumman Corp.[1]	622	144,665
Terex Corp.[1]	4,306	135,768
BWX Technologies, Inc.[1]	3,340	132,598
Orbital ATK, Inc.[1]	1,425	125,015
Lincoln Electric Holdings, Inc.[1]	1,611	123,515
SunPower Corp. — Class A*,1,2	17,570	116,138
L-3 Communications Holdings, Inc.[1]	663	100,849
Ingersoll-Rand plc[1]	1,293	97,027
Expeditors International of Washington, Inc.[1]	1,440	76,262
Stericycle, Inc.*,1	738	56,856
General Dynamics Corp.[1]	165	28,489
Donaldson Company, Inc.[1]	293	12,329
Total Industrial		4,867,302

Consumer, Cyclical - 14.0%
McDonald’s Corp.[1]	1,408	171,381
JetBlue Airways Corp.*,1	7,500	168,149
Alaska Air Group, Inc.[1]	1,895	168,143
Royal Caribbean Cruises Ltd.[1]	2,033	166,787
World Fuel Services Corp.[1]	3,605	165,506
Choice Hotels International, Inc.[1]	2,920	163,666
Spirit Airlines, Inc.*,1	2,786	161,198
GameStop Corp. — Class A	6,361	160,679
MSC Industrial Direct Company, Inc. — Class A1	1,731	159,927
Delta Air Lines, Inc.[1]	3,250	159,868
Carnival Corp.[1]	3,055	159,043
General Motors Co.[1]	4,528	157,756
Hyatt Hotels Corp. — Class A*,1	2,835	156,661
Copa Holdings S.A. — Class A1	1,724	156,591
WW Grainger, Inc.[1]	671	155,839
Extended Stay America, Inc.[1]	9,602	155,072
Fastenal Co.[1]	3,286	154,376

10 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
LONG SHORT EQUITY FUND

	Shares	Value

Darden Restaurants, Inc.[1]	2,105	$153,075
Watsco, Inc.[1]	1,029	152,415
Brinker International, Inc.[1]	3,011	149,135
Bed Bath & Beyond, Inc.[1]	3,451	140,249
Las Vegas Sands Corp.[1]	2,591	138,385
Six Flags Entertainment Corp.[1]	2,260	135,510
Chipotle Mexican Grill, Inc. — Class A*,1	331	124,893
Yum! Brands, Inc.[1]	1,928	122,100
PACCAR, Inc.[1]	1,865	119,174
HD Supply Holdings, Inc.*,1	2,411	102,492
The Gap, Inc.[1]	3,978	89,266
Southwest Airlines Co.[1]	1,649	82,186
Penske Automotive Group, Inc.[1]	1,500	77,760
Best Buy Co., Inc.[1]	1,275	54,404
United Continental Holdings, Inc.*,1	353	25,727
Nu Skin Enterprises, Inc. — Class A	328	15,672
Wynn Resorts Ltd.[1]	174	15,053
WESCO International, Inc.*,1	202	13,443
Yum China Holdings, Inc.*,1	347	9,064
Total Consumer, Cyclical		4,460,645

Energy - 8.9%
Marathon Petroleum Corp.[1]	3,400	171,191
Phillips 66[1]	1,954	168,845
Valero Energy Corp.[1]	2,459	167,999
HollyFrontier Corp.[1]	5,109	167,371
Chevron Corp.[1]	1,421	167,251
Targa Resources Corp.[1]	2,946	165,182
Exxon Mobil Corp.[1]	1,823	164,544
ONEOK, Inc.[1]	2,830	162,470
Frank’s International N.V.[1,2]	12,697	156,300
First Solar, Inc.*,1,2	4,369	140,201
Kinder Morgan, Inc.[1]	6,680	138,343
Noble Corporation plc[1]	23,255	137,670
Pioneer Natural Resources Co.[1]	732	131,812
Occidental Petroleum Corp.[1]	1,772	126,220
Rice Energy, Inc.*,1	5,904	126,050
PBF Energy, Inc. — Class A1	4,157	115,897
Marathon Oil Corp.[1]	5,343	92,487
Murphy Oil Corp.[1]	2,428	75,584
Kosmos Energy Ltd.*,1	10,071	70,598
Dril-Quip, Inc.*,1	1,169	70,198
Rowan Companies plc — Class A*,1	3,341	63,111
Murphy USA, Inc.*,1	621	38,173
Hess Corp.[1]	400	24,916
Total Energy		2,842,413

Technology - 8.8%
Cypress Semiconductor Corp.[1]	15,621	178,705
Apple, Inc.[1]	1,408	163,075
NCR Corp.*,1	4,020	163,051
Applied Materials, Inc.[1]	5,031	162,351
CommerceHub, Inc.*,1	10,705	160,896
DST Systems, Inc.[1]	1,500	160,725
QUALCOMM, Inc.[1]	2,412	157,262
Skyworks Solutions, Inc.[1]	2,100	156,785
Marvell Technology Group Ltd.[1]	11,300	156,731
Maxim Integrated Products, Inc.[1]	4,048	156,131
NetApp, Inc.[1]	4,416	155,752
CommerceHub, Inc.*,1	10,355	155,429
Hewlett Packard Enterprise Co.[1]	6,676	154,483
HP, Inc.[1]	10,156	150,715
Xilinx, Inc.[1]	2,090	126,173
NVIDIA Corp.[1]	1,100	117,414
Intel Corp.[1]	2,339	84,836
Broadcom Ltd.[1]	474	83,789
Teradyne, Inc.[1]	2,661	67,589
ON Semiconductor Corp.*,1	3,811	48,628
Paychex, Inc.[1]	752	45,782
Total Technology		2,806,302

Consumer, Non-cyclical - 6.8%
IDEXX Laboratories, Inc.*,1	1,442	169,103
Archer-Daniels-Midland Co.[1]	3,531	161,190
West Pharmaceutical Services, Inc.[1]	1,900	161,178
ResMed, Inc.[1]	2,594	160,958
Quintiles IMS Holdings, Inc.*,1	2,110	160,466
Macquarie Infrastructure Corp.[1]	1,945	158,907
Cooper Companies, Inc.[1]	900	157,437
Herc Holdings, Inc.*,1	3,782	151,885
Patheon N.V.*,1	5,209	149,551
Pilgrim’s Pride Corp.	7,856	149,185
Align Technology, Inc.*,1	1,400	134,582
ABIOMED, Inc.*,1	1,162	130,934
Baxter International, Inc.[1]	2,704	119,895
DENTSPLY SIRONA, Inc.[1]	1,834	105,877
VWR Corp.*,1	3,374	84,452
Total Consumer, Non-cyclical		2,155,600

Basic Materials - 6.1%
Newmont Mining Corp.[1]	4,810	163,877
Compass Minerals International, Inc.[1,2]	2,067	161,949
LyondellBasell Industries N.V. — Class A1	1,852	158,864
Huntsman Corp.[1]	7,961	151,896
Reliance Steel & Aluminum Co.[1]	1,900	151,126
Tahoe Resources, Inc.[1]	16,028	150,984
Southern Copper Corp.[2]	4,621	147,595
Steel Dynamics, Inc.[1]	4,104	146,020
Nucor Corp.[1]	2,449	145,764
United States Steel Corp.[1,2]	4,380	144,584
Royal Gold, Inc.[1]	2,278	144,311
Alcoa Corp.[1]	5,094	143,040
Freeport-McMoRan, Inc.*,1	9,994	131,821
Total Basic Materials		1,941,831

Communications - 3.0%
United States Cellular Corp.*,1	3,900	170,508
F5 Networks, Inc.*,1	1,146	165,849
Sprint Corp.*,1	19,400	163,349
Telephone & Data Systems, Inc.[1]	5,601	161,701
T-Mobile US, Inc.*,1	2,810	161,603
Motorola Solutions, Inc.[1]	1,579	130,883
Total Communications		953,893

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
LONG SHORT EQUITY FUND

	Shares	Value

Utilities - 0.7%
NiSource, Inc.[1]	7,182	$159,009
SCANA Corp.[1]	633	46,386
Public Service Enterprise Group, Inc.[1]	265	11,628
Total Utilities		217,023

Total Common Stocks
(Cost $24,906,421)		26,822,871

MUTUAL FUNDS† - 2.6%
Guggenheim Strategy Fund I3	32,635	815,870
Guggenheim Strategy Fund II3	453	11,306
Total Mutual Funds
(Cost $826,000)		827,176

	Face Amount

REPURCHASE AGREEMENT††,4 - 15.0%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$4,794,471	4,794,471
Total Repurchase Agreement
(Cost $4,794,471)		4,794,471

	Shares

SECURITIES LENDING COLLATERAL†,5 - 1.2%
First American Government Obligations Fund - Class Z, 0.42%[6]	374,152	374,152
Total Securities Lending Collateral
(Cost $374,152)		374,152

Total Investments - 103.0%
(Cost $30,901,044)		32,818,670

COMMON STOCKS SOLD SHORT† - (30.9)%

Basic Materials - (0.8)%
Sherwin-Williams Co.	128	(34,399)
International Flavors & Fragrances, Inc.	645	(76,000)
Praxair, Inc.	670	(78,517)
NewMarket Corp.	193	(81,801)
Total Basic Materials		(270,717)

Utilities - (1.1)%
NextEra Energy, Inc.	204	(24,370)
AES Corp.	6,736	(78,272)
Calpine Corp.*	6,895	(78,810)
Eversource Energy	1,441	(79,586)
NRG Energy, Inc.	6,730	(82,509)
Total Utilities		(343,547)

Industrial - (1.5)%
Zebra Technologies Corp. — Class A*	186	(15,951)
SBA Communications Corp. — Class A*	290	(29,945)
AECOM*	1,490	(54,176)
3M Co.	408	(72,857)
Ball Corp.	1,020	(76,571)
Sealed Air Corp.	1,718	(77,894)
AMETEK, Inc.	1,618	(78,635)
Hubbell, Inc.	700	(81,690)
Total Industrial		(487,719)

Energy - (1.5)%
Ensco plc — Class A	2,418	(23,503)
Newfield Exploration Co.*	799	(32,360)
Halliburton Co.	1,119	(60,527)
Southwestern Energy Co.*	6,429	(69,562)
Diamond Offshore Drilling, Inc.*	4,174	(73,880)
Weatherford International plc*	15,139	(75,544)
National Oilwell Varco, Inc.	2,031	(76,040)
Schlumberger Ltd.	951	(79,836)
Total Energy		(491,252)

Technology - (2.6)%
Fortinet, Inc.*	510	(15,361)
Tableau Software, Inc. — Class A*	406	(17,113)
Splunk, Inc.*	499	(25,524)
Cerner Corp.*	1,447	(68,544)
Workday, Inc. — Class A*	1,089	(71,972)
ServiceNow, Inc.*	1,005	(74,712)
Veeva Systems, Inc. — Class A*	1,845	(75,092)
Allscripts Healthcare Solutions, Inc.*	7,544	(77,024)
salesforce.com, Inc.*	1,134	(77,633)
Autodesk, Inc.*	1,049	(77,636)
Oracle Corp.	2,029	(78,015)
SS&C Technologies Holdings, Inc.	2,765	(79,079)
athenahealth, Inc.*	853	(89,711)
Total Technology		(827,416)

Communications - (2.9)%
Groupon, Inc. — Class A*	1,217	(4,040)
DISH Network Corp. — Class A*	329	(19,059)
Alphabet, Inc. — Class A*	51	(40,415)
Thomson Reuters Corp.	960	(42,029)
CommScope Holding Company, Inc.*	1,476	(54,907)
Twitter, Inc.*	4,352	(70,938)
FireEye, Inc.*	6,066	(72,185)
Expedia, Inc.	647	(73,292)
Priceline Group, Inc.*	50	(73,303)
TripAdvisor, Inc.*	1,662	(77,068)
Amazon.com, Inc.*	104	(77,986)
CDW Corp.	1,500	(78,135)
Netflix, Inc.*	642	(79,480)
Comcast Corp. — Class A	1,164	(80,374)
Verizon Communications, Inc.	1,589	(84,821)
Total Communications		(928,032)

Financial - (4.2)%
Crown Castle International Corp.	204	(17,701)
OneMain Holdings, Inc.*	2,808	(62,169)
LendingClub Corp.*	13,292	(69,783)

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
LONG SHORT EQUITY FUND

	Shares	Value

Navient Corp.	4,705	$(77,303)
Santander Consumer USA Holdings, Inc.*	5,730	(77,355)
American Tower Corp. — Class A	733	(77,463)
Ally Financial, Inc.	4,076	(77,526)
Howard Hughes Corp.*	685	(78,159)
Simon Property Group, Inc.	442	(78,530)
Bank of New York Mellon Corp.	1,670	(79,125)
Jones Lang LaSalle, Inc.	785	(79,316)
CBRE Group, Inc. — Class A*	2,526	(79,544)
TFS Financial Corp.	4,229	(80,520)
Realogy Holdings Corp.	3,148	(80,998)
Synchrony Financial	2,245	(81,426)
American Express Co.	1,105	(81,858)
Discover Financial Services	1,174	(84,634)
Equinix, Inc.	243	(86,851)
Total Financial		(1,350,261)

Consumer, Cyclical - (5.9)%
DR Horton, Inc.	1,234	(33,725)
Foot Locker, Inc.	635	(45,015)
J.C. Penney Company, Inc.*	7,996	(66,447)
PVH Corp.	747	(67,409)
Macy’s, Inc.	1,890	(67,681)
Michael Kors Holdings Ltd.*	1,611	(69,241)
Tupperware Brands Corp.	1,348	(70,932)
Hanesbrands, Inc.	3,312	(71,440)
Skechers U.S.A., Inc. — Class A*	3,019	(74,207)
Hasbro, Inc.	955	(74,289)
Carter’s, Inc.	861	(74,381)
Target Corp.	1,043	(75,336)
Advance Auto Parts, Inc.	459	(77,626)
Toll Brothers, Inc.*	2,507	(77,717)
TJX Companies, Inc.	1,036	(77,834)
Ross Stores, Inc.	1,193	(78,261)
Newell Brands, Inc.	1,753	(78,271)
NIKE, Inc. — Class B	1,583	(80,464)
Goodyear Tire & Rubber Co.	2,668	(82,361)
Home Depot, Inc.	624	(83,666)
Scotts Miracle-Gro Co. — Class A	886	(84,657)
Tempur Sealy International, Inc.*	1,287	(87,876)
lululemon athletica, Inc.*	1,399	(90,921)
NVR, Inc.*	55	(91,795)
Kate Spade & Co.*	5,048	(94,248)
Total Consumer, Cyclical		(1,875,800)

Consumer, Non-cyclical - (10.4)%
McKesson Corp.	63	(8,848)
Mallinckrodt plc*	252	(12,555)
Alexion Pharmaceuticals, Inc.*	240	(29,364)
Danaher Corp.	463	(36,040)
Tyson Foods, Inc. — Class A	611	(37,686)
PepsiCo, Inc.	379	(39,655)
Spectrum Brands Holdings, Inc.	496	(60,676)
Acadia Healthcare Company, Inc.*	1,839	(60,871)
Universal Health Services, Inc. — Class B	632	(67,232)
RR Donnelley & Sons Co.	4,203	(68,593)
Regeneron Pharmaceuticals, Inc.*	190	(69,747)
Biogen, Inc.*	250	(70,895)
Express Scripts Holding Co.*	1,040	(71,542)
Bristol-Myers Squibb Co.	1,233	(72,057)
Gilead Sciences, Inc.	1,022	(73,185)
Edgewell Personal Care Co.*	1,016	(74,158)
Brown-Forman Corp. — Class B	1,656	(74,388)
Merck & Company, Inc.	1,264	(74,412)
Incyte Corp.*	750	(75,203)
Allergan plc*	361	(75,814)
Eli Lilly & Co.	1,035	(76,124)
Henry Schein, Inc.*	503	(76,310)
Tenet Healthcare Corp.*	5,190	(77,020)
Celgene Corp.*	673	(77,900)
Thermo Fisher Scientific, Inc.	557	(78,593)
Amgen, Inc.	538	(78,660)
ServiceMaster Global Holdings, Inc.*	2,094	(78,881)
Perrigo Company plc	948	(78,902)
AmerisourceBergen Corp. — Class A	1,018	(79,598)
MEDNAX, Inc.*	1,197	(79,792)
Centene Corp.*	1,414	(79,905)
DaVita, Inc.*	1,245	(79,929)
AbbVie, Inc.	1,290	(80,780)
Ecolab, Inc.	690	(80,882)
H&R Block, Inc.	3,526	(81,063)
UnitedHealth Group, Inc.	509	(81,461)
Pfizer, Inc.	2,520	(81,850)
Johnson & Johnson	714	(82,260)
Endo International plc*	5,049	(83,157)
Graham Holdings Co. — Class B	163	(83,448)
Brookdale Senior Living, Inc. — Class A*	6,752	(83,860)
Mylan N.V.*	2,233	(85,189)
Zoetis, Inc.	1,594	(85,326)
Service Corporation International	3,015	(85,626)
VCA, Inc.*	1,268	(87,048)
Akorn, Inc.*	4,228	(92,296)
Total Consumer, Non-cyclical		(3,268,781)

Total Common Stocks Sold Short
(Proceeds $9,934,509)		(9,843,525)
Total Securities Sold Short- (30.9)%
(Proceeds $9,934,509)		$(9,843,525)
Other Assets & Liabilities, net - 27.9%		8,911,548
Total Net Assets - 100.0%		$31,886,693

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS SOLD SHORT†
March 2017 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $223,600)	2	1,842

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
LONG SHORT EQUITY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at December 31, 2016.
[2]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[3]	Affiliated issuer — See Note 10.
[4]	Repurchase Agreement — See Note 5.
[5]	Securities lending collateral — See Note 6.
[6]	Rate indicated is the 7 day yield as of December 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$26,822,871	$—	$—	$—	$—	$26,822,871
Equity Futures Contracts	—	1,842	—	—	—	1,842
Mutual Funds	827,176	—	—	—	—	827,176
Repurchase Agreement	—	—	4,794,471	—	—	4,794,471
Securities Lending Collateral	374,152	—	—	—	—	374,152
Total	$28,024,199	$1,842	$4,794,471	$—	$—	$32,820,512

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$9,843,525	$—	$—	$—	$—	$9,843,525

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value - including $358,339 of securities loaned (cost $25,280,573)	$27,197,023
Investments in affiliated issuers, at value (cost $826,000)	827,176
Repurchase agreement, at value (cost $4,794,471)	4,794,471
Total investments (cost $30,901,044)	32,818,670
Segregated cash with broker	9,173,390
Cash	952
Receivables:
Variation margin	910
Fund shares sold	175,016
Dividends	54,302
Interest	64
Securities lending income	567
Total assets	42,223,871

Liabilities:
Securities sold short, at value (proceeds $9,934,509)	9,843,525
Payable for:
Return of securities loaned	374,152
Management fees	24,376
Fund shares redeemed	8,236
Investor service fees	6,771
Transfer agent and administrative fees	2,708
Portfolio accounting fees	2,708
Securities purchased	1,136
Miscellaneous	73,566
Total liabilities	10,337,178
Commitments and contingent liabilities (Note 14)	—
Net assets	$31,886,693

Net assets consist of:
Paid in capital	$30,736,431
Undistributed net investment income	35,125
Accumulated net realized loss on investments	(895,315)
Net unrealized appreciation on investments	2,010,452
Net assets	$31,886,693
Capital shares outstanding	2,074,046
Net asset value per share	$15.37

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $267)	$773,904
Dividends from securities of affiliated issuers	23,324
Interest	6,562
Income from securities lending, net	2,143
Total investment income	805,933

Expenses:
Management fees	321,228
Transfer agent and administrative fees	35,691
Investor service fees	89,230
Professional fees	40,078
Portfolio accounting fees	35,691
Short sales dividend expense	207,585
Prime broker interest expense	27,373
Custodian fees	6,793
Trustees’ fees*	2,432
Interest expense	37
Miscellaneous	25,815
Total expenses	791,953
Net investment income	13,980

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(27,929)
Investments in affiliated issuers	1,198
Futures contracts	(54,493)
Securities sold short	(601,308)
Net realized loss	(682,532)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,506,237
Investments in affiliated issuers	5,535
Securities sold short	(2,000,690)
Futures contracts	1,796
Net change in unrealized appreciation (depreciation)	512,878
Net realized and unrealized loss	(169,654)
Net decrease in net assets resulting from operations	$(155,674)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$13,980	$(253,397)
Net realized gain (loss) on investments	(682,532)	1,447,380
Net change in unrealized appreciation (depreciation) on investments	512,878	(897,565)
Net increase (decrease) in net assets resulting from operations	(155,674)	296,418

Capital share transactions:
Proceeds from sale of shares	12,618,096	22,503,260
Cost of shares redeemed	(19,695,322)	(13,721,183)
Net increase (decrease) from capital share transactions	(7,077,226)	8,782,077
Net increase (decrease) in net assets	(7,232,900)	9,078,495

Net assets:
Beginning of year	39,119,593	30,041,098
End of year	$31,886,693	$39,119,593
Undistributed net investment income at end of year	$35,125	$—

Capital share activity:
Shares sold	841,745	1,467,031
Shares redeemed	(1,329,016)	(897,693)
Net increase (decrease) in shares	(487,271)	569,338

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$15.27	$15.08	$14.67	$12.49	$11.96
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(.11)	(.09)	(.14)	— [b]
Net gain (loss) on investments (realized and unrealized)	.09	.30	.50	2.32	.53
Total from investment operations	.10	.19	.41	2.18	.53
Less distributions from:
Net investment income	—	—	—	(—)[c]	—
Total distributions	—	—	—	(—)[c]	—
Net asset value, end of period	$15.37	$15.27	$15.08	$14.67	$12.49

Total Return[d]	0.65%	1.26%	2.79%	17.46%	4.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,887	$39,120	$30,041	$45,295	$38,656
Ratios to average net assets:
Net investment income (loss)	0.04%	(0.71%)	(0.63%)	(1.05%)	— [f]
Total expenses[e,g]	2.22%	2.28%	2.12%	2.28%	1.86%
Portfolio turnover rate	239%	244%	316%	292%	203%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Distributions from net investment income are less than $0.01 per share.
[d]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Less than 0.01%.
[g]	Total expenses may include interest and dividend expense. Excluding interest and dividend expense related to short sales, net expense ratios for the years ended December 31 would be:

2016	2015	2014	2013	2012
1.56%	1.51%	1.57%	1.62%	1.73%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

GLOBAL MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to generate positive total returns over time.

For the one-year period ended December 31, 2016, the Global Managed Futures Strategy Fund returned -14.77%. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the Fund’s cash benchmark, returned 0.33%.

2016 was a difficult year for systematic managed futures strategies. The Fund had negative returns in all quarters. In the first quarter, losses were primarily attributable to Equities, Agriculturals, and Metals, while Fixed Income and Energy positions contributed positively. In the second quarter, Equities, Energies, and Metals detracted, while Fixed Income positions contributed positively. In the third quarter, Equities and Agriculturals added return, while Fixed Income, Energies, and Metals detracted. And in the fourth quarter, all sectors were negative, with Agriculturals and Energies dominating losses. On the year, Fixed Income was the only positive contributing sector, with all others–Energies, Metals, Agriculturals, Currencies, and Equities–detracting from performance.

On the year, the largest positive individual market returns came mostly from Fixed Income; from the Japanese Government 10-Year Bond, the German Government 2- and 5-Year Bonds, Soybeans, and the U.S. Government 30-Year Bond. The largest losses came mostly from Commodities (Gold, Gas Oil, Aluminum, and Copper), as well as Nasdaq exposure.

The Fund is comprised of multiple proprietary strategies designed to systematically exploit market inefficiencies in futures markets around the globe.

The Fund takes advantage of Guggenheim’s fixed income expertise in managing the Fund’s cash positions primarily through the use of the Guggenheim Strategy Funds.

Performance displayed represents past performance which is no guarantee of future results.

18 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

Inception Date: November 7, 2008

The Fund invests principally in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	38.6%
Guggenheim Strategy Fund II	22.1%
Guggenheim Strategy Fund I	12.5%
Guggenheim Strategy Fund III	10.7%
Total	83.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	Since Inception (11/07/08)
Global Managed Futures Strategy Fund	-14.77%	-3.04%	-4.27%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.33%	0.12%	0.13%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2016
GLOBAL MANAGED FUTURES STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 83.9%
Guggenheim Variable Insurance Strategy Fund III[1]	228,564	$5,720,965
Guggenheim Strategy Fund II1	130,651	3,259,746
Guggenheim Strategy Fund I1	73,800	1,844,999
Guggenheim Strategy Fund III[1]	63,255	1,579,470
Total Mutual Funds
(Cost $12,341,888)		12,405,180

	Face Amount

U.S. TREASURY BILLS†† - 6.4%
U.S. Treasury Bill
0.46% due 01/12/17[2,3,5]	$950,000	949,905
Total U.S. Treasury Bills
(Cost $949,862)		949,905

REPURCHASE AGREEMENTS††,4 - 6.7%
HSBC Securities, Inc. issued 12/30/16 at 0.28% due 01/03/17[5]	328,741	328,741
UMB Financial Corp. issued 12/30/16 at 0.24% due 01/03/17[5]	328,741	328,741
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17[5]	328,741	328,741
Total Repurchase Agreements
(Cost $986,223)		986,223

Total Investments - 97.0%
(Cost $14,277,973)		$14,341,308
Other Assets & Liabilities, net - 3.0%		440,224
Total Net Assets - 100.0%		$14,781,532

	Contracts	Unrealized Gain

INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2017 Euro - Bobl Futures Contracts (Aggregate Value of Contracts $11,955,110)	85	$94,134
March 2017 Long Gilt Futures Contracts†† (Aggregate Value of Contracts $2,488,096)	16	45,092
March 2017 Euro - Schatz Futures Contracts (Aggregate Value of Contracts $14,774,102)	125	23,282

March 2017 Euro - Bund Futures Contracts (Aggregate Value of Contracts $1,727,502)	10	9,008
March 2017 U.S. Treasury Long Bond Futures Contracts (Aggregate Value of Contracts $150,344)	1	1,748
(Total Aggregate Value of Contracts $31,095,154)		$173,264

EQUITY FUTURES CONTRACTS PURCHASED†
March 2017 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Value of Contracts $2,563,600)	26	$31,210
March 2017 SPI 200 Index Futures Contracts†† (Aggregate Value of Contracts $1,219,507)	12	20,189
January 2017 IBEX 35 Index Futures Contracts†† (Aggregate Value of Contracts $1,274,560)	13	16,069
March 2017 DAX Index Futures Contracts (Aggregate Value of Contracts $1,204,505)	4	11,492
January 2017 MSCI Taiwan Stock Index Futures Contracts (Aggregate Value of Contracts $684,000)	20	7,711
March 2017 Tokyo Stock Price Index Futures Contracts†† (Aggregate Value of Contracts $517,671)	4	4,232
January 2017 Amsterdam Index Futures Contracts (Aggregate Value of Contracts $811,788)	8	2,243
March 2017 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $339,350)	5	1,877
March 2017 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $486,500)	5	1,764
March 2017 FTSE 100 Index Futures Contracts†† (Aggregate Value of Contracts $258,981)	3	1,671

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
GLOBAL MANAGED FUTURES STRATEGY FUND

	Contracts	Unrealized Gain (Loss)

March 2017 Euro STOXX 50 Index Futures Contracts (Aggregate Value of Contracts $68,814)	2	$1,311
January 2017 Hang Seng Index Futures Contracts†† (Aggregate Value of Contracts $141,193)	1	587
March 2017 S&P/TSX 60 IX Index Futures Contracts (Aggregate Value of Contracts $133,763)	1	151
March 2017 Nikkei 225 (OSE) Index Futures Contracts†† (Aggregate Value of Contracts $814,313)	5	(224)
March 2017 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $111,800)	1	(352)
March 2017 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $829,400)	5	(367)
(Total Aggregate Value of Contracts $11,459,745)		$99,564

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2017 Australian Dollar Futures Contracts (Aggregate Value of Contracts $504,210)	7	$(15,158)

COMMODITY FUTURES CONTRACTS PURCHASED†
February 2017 Lean Hogs Futures Contracts[5] (Aggregate Value of Contracts $236,880)	9	9,460
February 2017 NY Harbor ULSD Futures Contracts[5] (Aggregate Value of Contracts $144,967)	2	5,638
February 2017 Natural Gas Futures Contracts[5] (Aggregate Value of Contracts $224,520)	6	5,444
February 2017 Live Cattle Futures Contracts[5] (Aggregate Value of Contracts $556,680)	12	2,971
March 2017 Brent Crude Futures Contracts[5] (Aggregate Value of Contracts $56,750)	1	2,788
February 2017 Gasoline RBOB Futures Contracts[5] (Aggregate Value of Contracts $140,230)	2	988
March 2017 Silver Futures Contracts[5] (Aggregate Value of Contracts $79,875)	1	38
March 2017 Soybean Futures Contracts[5] (Aggregate Value of Contracts $50,250)	1	(578)
March 2017 Corn Futures Contracts[5] (Aggregate Value of Contracts $263,250)	15	(1,995)
March 2017 Soybean Oil Futures Contracts[5] (Aggregate Value of Contracts $41,628)	2	(4,099)
February 2017 LME Nickel Futures Contracts[5] (Aggregate Value of Contracts $59,958)	1	(6,601)
February 2017 LME Zinc Futures Contracts[5] (Aggregate Value of Contracts $577,823)	9	(34,231)
(Total Aggregate Value of Contracts $2,432,811)		$(20,177)

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2017 British Pound Futures Contracts (Aggregate Value of Contracts $2,005,738)	26	44,227
March 2017 Canadian Dollar Futures Contracts (Aggregate Value of Contracts $1,490,700)	20	18,334
March 2017 Japanese Yen Futures Contracts (Aggregate Value of Contracts $858,200)	8	15,080
March 2017 Mexican Peso Futures Contracts (Aggregate Value of Contracts $47,780)	2	1,173
(Total Aggregate Value of Contracts $4,402,418)		$78,814

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
GLOBAL MANAGED FUTURES STRATEGY FUND

	Contracts	Unrealized Gain (Loss)

COMMODITY FUTURES CONTRACTS SOLD SHORT†
March 2017 Wheat Futures Contracts[5] (Aggregate Value of Contracts $674,437)	33	$16,669
March 2017 Hard Red Winter Wheat Futures Contracts[5] (Aggregate Value of Contracts $628,125)	30	10,245
February 2017 Gold 100 oz. Futures Contracts[5] (Aggregate Value of Contracts $115,110)	1	6,291
March 2017 Cocoa Futures Contracts[5] (Aggregate Value of Contracts $64,110)	3	6,138
March 2017 Copper Futures Contracts[5] (Aggregate Value of Contracts $188,025)	3	4,406
March 2017 Coffee ‘C’ Futures Contracts[5] (Aggregate Value of Contracts $154,463)	3	698
March 2017 Cotton #2 Futures Contracts[5] (Aggregate Value of Contracts $141,440)	4	16
February 2017 LME Lead Futures Contracts[5] (Aggregate Value of Contracts $50,191)	1	(11)
March 2017 Cattle Feeder Futures Contracts[5] (Aggregate Value of Contracts $62,713)	1	(817)
February 2017 WTI Crude Futures Contracts[5] (Aggregate Value of Contracts $107,520)	2	(2,463)
February 2017 Low Sulphur Gas Oil Futures Contracts[5] (Aggregate Value of Contracts $101,250)	2	(4,653)
March 2017 Sugar #11 Futures Contracts[5] (Aggregate Value of Contracts $351,770)	16	(10,703)
(Total Aggregate Value of Contracts $2,639,154)		$25,816

INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
March 2017 Australian Government 3 Year Bond Futures Contracts†† (Aggregate Value of Contracts $13,265,009)	165	$18,737
March 2017 U.S. Treasury Ultra Long Bond Futures Contracts (Aggregate Value of Contracts $958,125)	6	5,177
March 2017 U.S. Treasury 2 Year Note Futures Contracts (Aggregate Value of Contracts $2,166,406)	10	1,547
March 2017 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $705,422)	6	1,396
March 2017 Australian Government 10 Year Bond Futures Contracts†† (Aggregate Value of Contracts $369,519)	4	(1,419)
March 2017 Canadian Government 10 Year Bond Futures Contracts†† (Aggregate Value of Contracts $1,637,747)	16	(5,171)
(Total Aggregate Value of Contracts $19,102,228)		$20,267

EQUITY FUTURES CONTRACTS SOLD SHORT†
March 2017 FTSE/JSE TOP 40 Index Futures Contracts†† (Aggregate Value of Contracts $64,438)	2	$684
January 2017 H-Shares Index Futures Contracts†† (Aggregate Value of Contracts $782,603)	13	(10,610)
January 2017 CAC 40 10 Euro Index Futures Contracts (Aggregate Value of Contracts $867,982)	17	(12,405)
(Total Aggregate Value of Contracts $1,715,023)		$(22,331)

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
GLOBAL MANAGED FUTURES STRATEGY FUND

†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2016.
[3]	Zero coupon rate security. Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 5.
[5]	All or a portion of this security is owned by Cayman Islands subsidiary, which is a 100% owned subsidiary of the Fund — See Note 13.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Commodity Futures Contracts	$—	$71,790	$—	$—	$—	$71,790
Currency Futures Contracts	—	78,814	—	—	—	78,814
Equity Futures Contracts	—	57,759	—	43,432	—	101,191
Interest Rate Futures Contracts	—	136,292	—	63,829	—	200,121
Mutual Funds	12,405,180	—	—	—	—	12,405,180
Repurchase Agreements	—	—	986,223	—	—	986,223
U.S. Treasury Bills	—	—	949,905	—	—	949,905
Total	$12,405,180	$344,655	$1,936,128	$107,261	$—	$14,793,224

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Commodity Futures Contracts	$—	$66,151	$—	$—	$—	$66,151
Currency Futures Contracts	—	15,158	—	—	—	15,158
Equity Futures Contracts	—	13,124	—	10,834	—	23,958
Interest Rate Futures Contracts	—	—	—	6,590	—	6,590
Total	$—	$94,433	$—	$17,424	$—	$111,857

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $949,862)	$949,905
Investments in affiliated issuers, at value (cost $12,341,888)	12,405,180
Repurchase agreements, at value (cost $986,223)	986,223
Total investments (cost $14,277,973)	14,341,308
Foreign currency, at value (cost $31,058)	31,366
Segregated cash with broker	596,024
Receivables:
Fund shares sold	685
Dividends	24,481
Interest	14
Miscellaneous	9,326
Total assets	15,003,204

Liabilities:
Overdraft due to custodian	30,153
Payable for:
Variation margin	79,432
Fund shares redeemed	40,505
Securities purchased	25,965
Management fees	11,286
Investor service fees	3,134
Transfer agent and administrative fees	1,254
Portfolio accounting fees	1,253
Miscellaneous	28,690
Total liabilities	221,672
Commitments and contingent liabilities (Note 14)	—
Net assets	$14,781,532

Net assets consist of:
Paid in capital	$16,949,024
Accumulated net investment loss	(284,165)
Accumulated net realized loss on investments and foreign currency	(2,287,010)
Net unrealized appreciation on investments and foreign currency	403,683
Net assets	$14,781,532
Capital shares outstanding	927,979
Net asset value per share	$15.93

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of affiliated issuers	$297,087
Interest	5,691
Total investment income	302,778

Expenses:
Management fees	151,504
Transfer agent and administrative fees	15,650
Investor service fees	39,124
Portfolio accounting fees	15,650
Professional fees	18,869
Custodian fees	2,779
Trustees’ fees*	937
Miscellaneous	19,383
Total expenses	263,896
Less:
Expenses waived by Adviser	(10,651)
Net expenses	253,245
Net investment income	49,533

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	17
Investments in affiliated issuers	(26,152)
Futures contracts	(2,696,286)
Foreign currency	8,132
Net realized loss on investments and foreign currency	(2,714,289)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	43
Investments in affiliated issuers	110,758
Futures contracts	51,614
Foreign currency	322
Net change in unrealized appreciation (depreciation) on investments and foreign currency	162,737
Net realized and unrealized loss on investments and foreign currency	(2,551,552)
Net decrease in net assets resulting from operations	$(2,502,019)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$49,533	$(49,098)
Net realized loss on investments and foreign currency	(2,714,289)	(286,583)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	162,737	(314,085)
Net decrease in net assets resulting from operations	(2,502,019)	(649,766)

Distributions to shareholders from:
Net investment income	(581,108)	(315,444)
Net realized gains	—	(432,664)
Total distributions to shareholders	(581,108)	(748,108)

Capital share transactions:
Proceeds from sale of shares	6,476,564	17,523,860
Distributions reinvested	581,108	748,108
Cost of shares redeemed	(6,728,763)	(10,771,705)
Net increase from capital share transactions	328,909	7,500,263
Net increase (decrease) in net assets	(2,754,218)	6,102,389

Net assets:
Beginning of year	17,535,750	11,433,361
End of year	$14,781,532	$17,535,750
Accumulated net investment loss/Undistributed net investment income at end of year	$(284,165)	$75,043

Capital share activity:
Shares sold	367,879	834,934
Shares issued from reinvestment of distributions	33,844	37,612
Shares redeemed	(376,902)	(516,620)
Net increase in shares	24,821	355,926

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$19.42	$20.89	$18.60	$18.15	$20.44
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	(.07)	(.12)	(.29)	(.36)
Net gain (loss) on investments (realized and unrealized)	(2.88)	(.25)	2.41	.74	(1.93)
Total from investment operations	(2.82)	(.32)	2.29	.45	(2.29)
Less distributions from:
Net investment income	(.67)	(.48)	—	—	—
Net realized gains	—	(.67)	—	—	—
Total distributions	(.67)	(1.15)	—	—	—
Net asset value, end of period	$15.93	$19.42	$20.89	$18.60	$18.15

Total Return[b]	(14.77%)	(1.55%)	12.08%	2.59%	(11.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,782	$17,536	$11,433	$9,231	$9,319
Ratios to average net assets:
Net investment income (loss)	0.32%	(0.35%)	(0.67%)	(1.60%)	(1.89%)
Total expenses[c]	1.69%	1.65%	1.67%	1.76%	2.05%
Net expenses[d]	1.62%	1.57%	1.60%	1.64%	2.00%
Portfolio turnover rate	39%	33%	43%	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks long-term capital appreciation with less risk than traditional equity funds.

2016 was the seventh full fiscal year of performance since the Fund’s objective was changed from hedge fund replication to capital appreciation. The Fund seeks capital appreciation with low correlation* to equity and fixed income markets, while doing so with low risk–typically in the 5.0% to 8.0% range. For the year, the Fund produced a return of -0.48% with annualized risk of 2.8%. 2016 represents the first fiscal year of negative performance for the Fund since the strategy change occurred in late 2009; however, the Fund still succeeded in maintaining low correlation with stock and bond indices, as its correlation with the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index came in at 45.4% and 8.6%, respectively.

While no longer a hedge fund replication product, the Fund still maintains the HFRX Global Hedge Fund Index as one of its benchmarks. This benchmark returned 2.50% for the year. In contrast to the diversification benefits provided by the Multi-Hedge Strategies Fund, the HFRX Global Hedge Fund Index had a correlation of 80.8% with the S&P 500 in 2016. Since the Fund changed its investment objective (starting 8/1/2009), it has outperformed the HFRX Global Hedge Fund Index by more than 10% (roughly 1.2% annualized), net of fees, while doing so with much lower correlation to equity markets.

Three of the five hedge fund strategies used within the Fund contributed positively to gross Fund returns in 2016–one strategy contributed negatively, while another strategy did not receive an allocation throughout the year, so it did not contribute.

The Equity Market Neutral strategies contributed 0.52% to gross Fund returns. The Quantitative Market Neutral model detracted -0.09%; this model allocates to stocks resulting in a portfolio with tilts toward value and momentum characteristics while seeking equity beta neutrality. The Closed-end Fund Arbitrage model contributed 0.61%; this strategy purchases closed-end funds trading at discounts while hedging the market-related risks associated with each fund.

The Fixed Income strategies did not contribute during 2016; both the U.S. Treasury Flattener and the High Yield Credit Spread strategies are tactical and neither was attractive throughout the year.

The Global Macro strategies detracted -1.78%. Within Global Macro, the Managed Futures models detracted -2.42%. The Managed Futures models seek to profit from global trends and reversions by trading commodity, currency, equity, and fixed income futures. The Volatility Arbitrage model contributed 0.64%; this strategy seeks to profit from relative value trades across the VIX futures curve.

The Merger Arbitrage strategy contributed 1.18%; this strategy typically invests in definitive merger deals and makes allocations based upon the expected return and risk parameters of each deal.

The Long/Short Equity strategies contributed 1.20% to gross Fund returns. The Industry and Factor Rotation model contributed 0.09% for the year; this model allocates to industries and risk factors based upon recent trends while maintaining a positive equity market beta, generally in the 30%-60% range. The Tactical Size model contributed 1.11% in 2016; this model tactically trades the relative performance of large-capitalization equities versus small-capitalization equities.

Throughout the year an equity market hedge was used, as the combination of the Fund’s strategies resulted in a forecast equity market correlation reasonably higher than our long-term, upper-bound target of 60%. The hedge was used explicitly to bring the Fund’s forecast risk characteristics in-line with its objectives, which resulted in a -0.07% contribution to gross Fund returns.

Performance displayed represents past performance which is no guarantee of future results.

*

Correlation is a measurement between -1 and 1, which indicates the linear relationship between two variables. If there is no relationship between two variables, the correlation coefficient is 0. If there is a perfect relationship, the correlation is 1. And if there is a perfect inverse relationship, the correlation is -1.

THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: November 29, 2005

Ten Largest Holdings (% of Total Net Assets)
WhiteWave Foods Co. — Class A	1.9%
Harman International Industries, Inc.	1.5%
G&K Services, Inc. — Class A	1.5%
Endurance Specialty Holdings Ltd.	1.4%
Cabela’s, Inc.	1.3%
NXP Semiconductor N.V.	1.3%
Mentor Graphics Corp.	1.2%
Chemtura Corp.	1.2%
EverBank Financial Corp.	1.2%
Team Health Holdings, Inc.	1.2%
Top Ten Total	13.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Multi-Hedge Strategies Fund	-0.48%	1.97%	-0.12%
S&P 500 Index	11.96%	14.66%	6.95%
HFRX Global Hedge Fund Index	2.50%	1.65%	-0.58%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Global Hedge Fund Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

28 | THE RYDEX FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2016
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 57.4%

Financial - 10.8%
Endurance Specialty Holdings Ltd.[1]	7,495	$692,539
EverBank Financial Corp.[1]	29,013	564,303
Bats Global Markets, Inc.[1]	6,474	216,945
Equity One, Inc.[1]	2,605	79,947
Corporate Office Properties Trust[1]	2,332	72,805
Camden Property Trust[1]	856	71,964
Senior Housing Properties Trust[1]	3,792	71,784
Popular, Inc.[1]	1,638	71,778
Piedmont Office Realty Trust, Inc. — Class A1	3,423	71,575
American Financial Group, Inc.[1]	812	71,553
Aspen Insurance Holdings Ltd.[1]	1,299	71,445
SunTrust Banks, Inc.[1]	1,299	71,249
Regions Financial Corp.[1]	4,943	70,981
PNC Financial Services Group, Inc.[1]	605	70,761
Goldman Sachs Group, Inc.[1]	295	70,637
Fifth Third Bancorp[1]	2,612	70,446
RenaissanceRe Holdings Ltd.[1]	517	70,426
Hospitality Properties Trust[1]	2,214	70,272
Assured Guaranty Ltd.[1]	1,859	70,214
Arch Capital Group Ltd.*,1	812	70,068
Spirit Realty Capital, Inc.[1]	6,404	69,547
EPR Properties[1]	959	68,827
Liberty Property Trust[1]	1,741	68,770
Chimera Investment Corp.[1]	4,040	68,760
Reinsurance Group of America, Inc. — Class A1	546	68,703
Morgan Stanley[1]	1,623	68,571
STORE Capital Corp.[1]	2,774	68,546
Capital One Financial Corp.[1]	782	68,222
Validus Holdings Ltd.[1]	1,240	68,212
Nasdaq, Inc.[1]	1,004	67,388
Berkshire Hathaway, Inc. — Class B*,1	413	67,311
Bank of New York Mellon Corp.[1]	1,417	67,138
Everest Re Group Ltd.[1]	310	67,084
Navient Corp.[1]	4,073	66,920
State Street Corp.[1]	856	66,528
American National Insurance Co.[1]	531	66,168
Old Republic International Corp.[1]	3,453	65,607
Air Lease Corp. — Class A1	1,904	65,364
Cincinnati Financial Corp.[1]	856	64,842
Ally Financial, Inc.[1]	3,394	64,554
Aflac, Inc.[1]	915	63,684
Associated Banc-Corp.[1]	2,567	63,404
Lamar Advertising Co. — Class A1	930	62,533
Citigroup, Inc.[1]	1,048	62,283
Annaly Capital Management, Inc.[1]	6,168	61,495
Retail Properties of America, Inc. — Class A1	3,925	60,170
Discover Financial Services[1]	767	55,293
VEREIT, Inc.[1]	6,375	53,933
Prologis, Inc.[1]	959	50,626
Suffolk Bancorp[1]	1,171	50,142
Ventas, Inc.[1]	797	49,828
JPMorgan Chase & Co.[1]	575	49,617
Allied World Assurance Company Holdings AG1	900	48,339
Welltower, Inc.[1]	708	47,386
Cascade Bancorp*,1	5,319	43,191
Heritage Oaks Bancorp	3,385	41,737
Southwest Bancorp, Inc.	1,374	39,846
Hartford Financial Services Group, Inc.[1]	813	38,739
Fidelity & Guaranty Life[1]	1,577	37,375
E*TRADE Financial Corp.*,1	1,077	37,318
Genworth Financial, Inc. — Class A*,1	7,586	28,903
MFA Financial, Inc.[1]	3,512	26,797
Bank of America Corp.[1]	915	20,222
CIT Group, Inc.[1]	281	11,993
American Homes 4 Rent — Class A1	442	9,273
Citizens Financial Group, Inc.[1]	148	5,273
AGNC Investment Corp.[1]	221	4,007
Travelers Companies, Inc.[1]	15	1,836
Total Financial		5,163,997

Consumer, Non-cyclical - 10.5%
WhiteWave Foods Co. — Class A*,1	16,034	891,529
Team Health Holdings, Inc.*,1	12,697	551,686
Alere, Inc.*,1	10,874	423,760
St. Jude Medical, Inc.[1]	5,180	415,385
Humana, Inc.[1]	1,180	240,754
Allergan plc*,1	673	141,336
Apollo Education Group, Inc. — Class A*,1	11,757	116,394
Cigna Corp.[1]	722	96,308
United Therapeutics Corp.*,1	546	78,314
Pilgrim’s Pride Corp.[1]	3,837	72,865
Tyson Foods, Inc. — Class A1	1,180	72,782
Spectrum Brands Holdings, Inc.[1]	575	70,339
Ingredion, Inc.[1]	561	70,102
Archer-Daniels-Midland Co.[1]	1,535	70,073
Quanta Services, Inc.*,1	2,007	69,944
ManpowerGroup, Inc.[1]	782	69,496
Western Union Co.[1]	3,172	68,895
Amgen, Inc.[1]	468	68,427
Procter & Gamble Co.[1]	812	68,273
JM Smucker Co.[1]	531	68,000
Bio-Rad Laboratories, Inc. — Class A*,1	369	67,261
CoreLogic, Inc.*,1	1,785	65,742
AbbVie, Inc.[1]	1,048	65,626
Baxter International, Inc.[1]	1,402	62,165
Danaher Corp.[1]	797	62,038
S&P Global, Inc.[1]	575	61,835
Constellation Brands, Inc. — Class A1	399	61,171
Charles River Laboratories International, Inc.*,1	753	57,371
Teleflex, Inc.[1]	354	57,047
Post Holdings, Inc.*,1	693	55,710
Cooper Companies, Inc.[1]	310	54,228
KAR Auction Services, Inc.[1]	1,254	53,445
Gilead Sciences, Inc.[1]	723	51,774
DaVita, Inc.*,1	797	51,167

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Dr Pepper Snapple Group, Inc.[1]	531	$48,146
WellCare Health Plans, Inc.*,1	310	42,495
United Rentals, Inc.*,1	384	40,543
Vascular Solutions, Inc.*	693	38,877
Universal Health Services, Inc. — Class B1	339	36,063
Edwards Lifesciences Corp.*,1	384	35,981
VCA, Inc.*,1	487	33,433
AMERCO[1]	88	32,524
Laboratory Corporation of America Holdings*,1	177	22,723
Johnson & Johnson[1]	192	22,120
Pinnacle Foods, Inc.[1]	399	21,327
Kroger Co.[1]	590	20,361
Biogen, Inc.*,1	59	16,731
Vantiv, Inc. — Class A*,1	251	14,965
Quest Diagnostics, Inc.[1]	133	12,223
MEDNAX, Inc.*,1	177	11,799
Eli Lilly & Co.[1]	118	8,679
Hormel Foods Corp.[1]	148	5,152
Service Corporation International[1]	74	2,102
VWR Corp.*	44	1,101
Hill-Rom Holdings, Inc.[1]	15	842
Hologic, Inc.*,1	15	602
Total Consumer, Non-cyclical		5,020,031

Consumer, Cyclical - 9.6%
Harman International Industries, Inc.	6,484	720,761
G&K Services, Inc. — Class A1	7,371	710,933
Cabela’s, Inc.*,1	10,822	633,628
CST Brands, Inc.[1]	7,932	381,925
Rite Aid Corp.*,1	24,082	198,436
WCI Communities, Inc.*,1	3,205	75,157
Whirlpool Corp.[1]	399	72,526
World Fuel Services Corp.[1]	1,549	71,115
Lear Corp.[1]	531	70,288
Royal Caribbean Cruises Ltd.[1]	856	70,226
International Game Technology plc[1]	2,745	70,052
Carnival Corp.[1]	1,343	69,917
Penske Automotive Group, Inc.[1]	1,328	68,843
Darden Restaurants, Inc.[1]	900	65,449
Wal-Mart Stores, Inc.[1]	944	65,249
Nu Skin Enterprises, Inc. — Class A1	1,343	64,169
Best Buy Co., Inc.[1]	1,476	62,981
Michael Kors Holdings Ltd.*,1	1,461	62,795
Dick’s Sporting Goods, Inc.[1]	1,151	61,118
Urban Outfitters, Inc.*,1	2,140	60,947
Target Corp.[1]	841	60,745
Kohl’s Corp.[1]	1,225	60,491
PVH Corp.[1]	649	58,566
Dolby Laboratories, Inc. — Class A1	1,210	54,680
DR Horton, Inc.[1]	1,948	53,239
Goodyear Tire & Rubber Co.[1]	1,682	51,923
WESCO International, Inc.*,1	767	51,044
Foot Locker, Inc.[1]	664	47,071
Extended Stay America, Inc.[1]	2,804	45,285
The Gap, Inc.[1]	1,978	44,386
Isle of Capri Casinos, Inc.*,1	1,765	43,578
Spirit Airlines, Inc.*,1	738	42,701
Liberty Interactive Corporation QVC Group — Class A*,1	2,022	40,400
Brinker International, Inc.[1]	782	38,732
Vista Outdoor, Inc.*,1	1,048	38,671
Mohawk Industries, Inc.*,1	148	29,553
Coach, Inc.[1]	738	25,845
United Continental Holdings, Inc.*,1	295	21,500
Alaska Air Group, Inc.[1]	236	20,940
Norwegian Cruise Line Holdings Ltd.*,1	472	20,074
Casey’s General Stores, Inc.[1]	148	17,594
Ford Motor Co.[1]	1,358	16,472
PACCAR, Inc.[1]	251	16,039
General Motors Co.[1]	384	13,379
Dillard’s, Inc. — Class A1	177	11,096
CVS Health Corp.[1]	118	9,311
LKQ Corp.*,1	59	1,808
AutoNation, Inc.*,1	30	1,460
Gaming and Leisure Properties, Inc.[1]	15	459
Total Consumer, Cyclical		4,593,557

Technology - 8.2%
NXP Semiconductor N.V.*,1	6,214	609,034
Mentor Graphics Corp.[1]	15,775	581,940
Intersil Corp. — Class A1	20,027	446,602
Brocade Communications Systems, Inc.[1]	33,691	420,801
InvenSense, Inc. — Class A*	15,041	192,374
Dell Technologies Incorporated Class V — Class V*,1	2,190	120,383
Linear Technology Corp.[1]	1,680	104,748
Lattice Semiconductor Corp.*,1	9,797	72,106
Teradyne, Inc.[1]	2,833	71,958
Microsoft Corp.[1]	1,136	70,592
CA, Inc.[1]	2,184	69,386
Citrix Systems, Inc.*,1	767	68,501
ON Semiconductor Corp.*,1	5,356	68,343
Activision Blizzard, Inc.[1]	1,889	68,212
Leidos Holdings, Inc.[1]	1,328	67,914
Oracle Corp.[1]	1,756	67,518
Cadence Design Systems, Inc.*,1	2,597	65,496
Amdocs Ltd.[1]	1,122	65,357
Synopsys, Inc.*,1	1,107	65,158
Fidelity National Information Services, Inc.[1]	841	63,613
Intel Corp.[1]	1,741	63,146
Electronic Arts, Inc.*,1	767	60,409
Applied Materials, Inc.[1]	1,815	58,570
DST Systems, Inc.[1]	546	58,504
Allscripts Healthcare Solutions, Inc.*,1	4,751	48,508
International Business Machines Corp.[1]	280	46,477
Broadridge Financial Solutions, Inc.[1]	649	43,029
Apple, Inc.[1]	354	41,000
Datalink Corp.*,1	3,342	37,631
Xerox Corp.[1]	3,305	28,853
NVIDIA Corp.[1]	206	21,988
Akamai Technologies, Inc.*,1	310	20,671

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Genpact Ltd.*,1	531	$12,925
Black Knight Financial Services, Inc. — Class A*,1	251	9,488
HP, Inc.[1]	295	4,378
Pitney Bowes, Inc.[1]	266	4,041
Nuance Communications, Inc.*,1	147	2,190
Total Technology		3,921,844

Industrial - 6.9%
B/E Aerospace, Inc.[1]	7,880	474,298
Headwaters, Inc.*,1	15,802	371,664
CLARCOR, Inc.[1]	3,274	270,007
Joy Global, Inc.[1]	5,549	155,372
Terex Corp.[1]	2,302	72,582
Arrow Electronics, Inc.*,1	989	70,516
Jabil Circuit, Inc.[1]	2,966	70,206
AGCO Corp.[1]	1,195	69,142
Republic Services, Inc. — Class A1	1,210	69,030
Norfolk Southern Corp.[1]	635	68,624
Deere & Co.[1]	664	68,419
Huntington Ingalls Industries, Inc.[1]	369	67,966
Timken Co.[1]	1,711	67,927
Corning, Inc.[1]	2,789	67,689
Ingersoll-Rand plc[1]	900	67,537
Spirit AeroSystems Holdings, Inc. — Class A1	1,151	67,161
Owens Corning[1]	1,299	66,976
CSX Corp.[1]	1,859	66,794
Eaton Corp. plc[1]	989	66,352
Sonoco Products Co.[1]	1,240	65,348
L-3 Communications Holdings, Inc.[1]	428	65,103
Ryder System, Inc.[1]	856	63,721
Jacobs Engineering Group, Inc.*,1	1,107	63,099
Oshkosh Corp.[1]	974	62,930
Stanley Black & Decker, Inc.[1]	546	62,621
Northrop Grumman Corp.[1]	266	61,866
Avnet, Inc.[1]	1,284	61,131
Trinity Industries, Inc.[1]	2,110	58,574
FedEx Corp.[1]	310	57,722
Carlisle Companies, Inc.[1]	517	57,020
Crane Co.[1]	767	55,316
Regal Beloit Corp.[1]	649	44,943
USG Corp.*,1	1,431	41,327
Crown Holdings, Inc.*,1	649	34,118
Bemis Company, Inc.[1]	693	33,139
Packaging Corporation of America[1]	384	32,571
Waste Management, Inc.[1]	457	32,406
Kirby Corp.*,1	162	10,773
AECOM*,1	251	9,126
Energizer Holdings, Inc.[1]	192	8,565
PerkinElmer, Inc.[1]	103	5,371
Textron, Inc.[1]	74	3,593
FLIR Systems, Inc.[1]	74	2,678
Orbital ATK, Inc.[1]	30	2,632
Cummins, Inc.[1]	15	2,050
Harris Corp.[1]	15	1,537
Garmin Ltd.[1]	15	727
Total Industrial		3,298,269

Basic Materials - 4.2%
Chemtura Corp.*	17,337	575,589
Valspar Corp.[1]	4,232	438,477
Monsanto Co.[1]	1,748	183,908
Syngenta AG ADR[1]	1,234	97,548
Stillwater Mining Co.*	4,368	70,368
Eastman Chemical Co.[1]	915	68,818
Albemarle Corp.[1]	797	68,606
Domtar Corp.[1]	1,741	67,951
Huntsman Corp.[1]	3,527	67,295
Cabot Corp.[1]	1,328	67,117
Steel Dynamics, Inc.[1]	1,845	65,646
Reliance Steel & Aluminum Co.[1]	812	64,586
Mosaic Co.[1]	2,125	62,326
Westlake Chemical Corp.[1]	886	49,607
Newmont Mining Corp.[1]	1,122	38,227
Nucor Corp.[1]	339	20,177
United States Steel Corp.[1,2]	443	14,623
Total Basic Materials		2,020,869

Communications - 3.2%
Time Warner, Inc.[1]	3,318	320,288
Yahoo!, Inc.*,1	2,487	96,171
Level 3 Communications, Inc.*,1	1,373	77,382
Blue Nile, Inc.[1]	1,846	75,003
Scripps Networks Interactive, Inc. — Class A1	989	70,585
Comcast Corp. — Class A1	989	68,290
Thomson Reuters Corp.[1]	1,549	67,815
Cisco Systems, Inc.[1]	2,080	62,858
Verizon Communications, Inc.[1]	1,122	59,892
eBay, Inc.*,1	2,007	59,588
TEGNA, Inc.[1]	2,759	59,015
John Wiley & Sons, Inc. — Class A1	1,048	57,116
Symantec Corp.[1]	2,228	53,226
Juniper Networks, Inc.[1]	1,845	52,139
T-Mobile US, Inc.*,1	886	50,954
Liberty Ventures*,1	1,136	41,884
Inteliquent, Inc.	1,785	40,913
NeuStar, Inc. — Class A*	1,151	38,443
Liberty Broadband Corp. — Class C*,1	384	28,443
Telephone & Data Systems, Inc.[1]	871	25,146
Alphabet, Inc. — Class A*,1	30	23,774
VeriSign, Inc.*,1	310	23,582
Liberty Media Corporation-Liberty SiriusXM — Class A*,1	679	23,439
Alphabet, Inc. — Class C*,1	30	23,155
Liberty Media Corporation-Liberty SiriusXM — Class C*,1	428	14,518
Omnicom Group, Inc.[1]	88	7,490
Interpublic Group of Companies, Inc.[1]	88	2,060
GoDaddy, Inc. — Class A*,1	30	1,049
Total Communications		1,524,218

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Energy - 2.4%
Columbia Pipeline Partners, LP1	10,745	$184,277
Valero Energy Corp.[1]	1,092	74,605
Chevron Corp.[1]	590	69,442
Trina Solar Ltd. ADR*	7,187	66,839
Helmerich & Payne, Inc.[1]	841	65,094
Patterson-UTI Energy, Inc.[1]	2,405	64,743
Antero Resources Corp.*,1	2,671	63,170
Exxon Mobil Corp.[1]	679	61,287
Murphy USA, Inc.*,1	989	60,794
Rowan Companies plc — Class A*,1	3,172	59,919
QEP Resources, Inc.*,1	2,317	42,656
ONEOK, Inc.[1]	723	41,507
Spectra Energy Corp.	946	38,871
Western Refining, Inc.	994	37,623
CONSOL Energy, Inc.[1]	1,904	34,710
Nabors Industries Ltd.[1]	1,933	31,701
Pioneer Natural Resources Co.[1]	162	29,171
Rice Energy, Inc.*,1	1,225	26,154
Targa Resources Corp.[1]	399	22,372
PBF Energy, Inc. — Class A1	797	22,220
Diamond Offshore Drilling, Inc.*,1	841	14,886
Marathon Petroleum Corp.[1]	295	14,853
Baker Hughes, Inc.[1]	177	11,500
Equities Corp.[1]	148	9,679
SM Energy Co.[1]	177	6,103
WPX Energy, Inc.*,1	310	4,517
Noble Corporation plc[1]	546	3,232
Parsley Energy, Inc. — Class A*,1	59	2,079
Total Energy		1,164,004

Utilities - 1.6%
Consolidated Edison, Inc.[1]	974	71,764
Pinnacle West Capital Corp.[1]	915	71,397
Duke Energy Corp.[1]	915	71,022
Xcel Energy, Inc.[1]	1,741	70,859
Ameren Corp.[1]	1,343	70,454
UGI Corp.[1]	1,520	70,042
SCANA Corp.[1]	871	63,827
Public Service Enterprise Group, Inc.[1]	1,446	63,450
Edison International[1]	856	61,623
Exelon Corp.[1]	1,505	53,412
AES Corp.[1]	3,896	45,272
Atmos Energy Corp.[1]	561	41,598
Entergy Corp.[1]	339	24,906
Total Utilities		779,626

Total Common Stocks
(Cost $25,648,220)		27,486,415

MUTUAL FUNDS† - 0.0%
Guggenheim Strategy Fund II3	477	11,898
Guggenheim Strategy Fund I3	452	11,308
Total Mutual Funds
(Cost $23,059)		23,206

CLOSED-END FUNDS† - 14.5%
Tri-Continental Corp.[1]	9,401	207,291
BlackRock Resources & Commodities Strategy Trust[1]	24,957	206,393
Morgan Stanley Emerging Markets Debt Fund, Inc.[1]	22,630	205,932
First Trust High Income Long/Short Fund[1,2]	12,731	204,714
Cohen & Steers REIT and Preferred Income Fund, Inc.[1]	10,637	203,273
BlackRock Enhanced Equity Dividend Trust[1]	24,426	199,072
Adams Diversified Equity Fund, Inc.[1]	15,545	197,577
Calamos Strategic Total Return Fund[1]	19,129	196,646
Alpine Total Dynamic Dividend Fund[1]	25,254	191,425
AllianzGI Equity & Convertible Income Fund[1]	10,358	190,846
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund[1,3]	16,639	185,358
Western Asset Emerging Markets Debt Fund, Inc.[1]	12,519	184,149
BlackRock Credit Allocation Income Trust[1]	14,144	183,448
GDL Fund[1]	17,775	174,906
Western Asset/Claymore Inflation-Linked Securities & Income Fund[1,3]	14,652	168,205
Boulder Growth & Income Fund, Inc.[1]	18,434	164,800
Neuberger Berman Real Estate Securities Income Fund, Inc.	27,796	149,265
General American Investors Company, Inc.[1]	3,757	116,955
Virtus Global Dividend & Income Fund, Inc.[1]	9,220	111,009
Clough Global Dividend and Income Fund[1]	9,142	110,070
Gabelli Healthcare & WellnessRx Trust[1]	11,218	105,786
Swiss Helvetia Fund, Inc.[1]	9,271	94,657
Advent Claymore Convertible Securities and Income Fund II1,3	15,135	88,994
Zweig Fund, Inc.[1]	6,257	75,397
Ellsworth Growth and Income Fund Ltd.[1]	7,865	64,965
Bancroft Fund Ltd.[1]	3,069	62,024
Putnam High Income Securities Fund[1]	7,498	61,559
Central Securities Corp.[1]	2,442	53,211
China Fund, Inc.[1]	3,524	53,036
Lazard Global Total Return and Income Fund, Inc.[1]	3,847	52,858
Ares Dynamic Credit Allocation Fund, Inc.[1]	3,176	47,894
Nuveen New Jersey Quality Municipal Income Fund[1]	3,562	46,876
RMR Real Estate Income Fund[1]	2,221	45,442
Delaware Enhanced Global Dividend & Income Fund[1]	4,409	44,575
Duff & Phelps Global Utility Income Fund, Inc.[1]	2,871	44,443
Wells Fargo Multi-Sector Income Fund[1]	3,432	44,033
Templeton Emerging Markets Income Fund[1]	3,871	42,233

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Nuveen Diversified Dividend & Income Fund[1]	3,614	$40,368
Ivy High Income Opportunities Fund[1]	2,726	40,263
First Trust Aberdeen Global Opportunity Income Fund[1]	3,552	39,640
Western Asset Global High Income Fund, Inc.[1]	3,783	37,187
MFS Multimarket Income Trust[1]	6,019	36,475
AllianceBernstein Global High Income Fund, Inc.[1]	2,833	35,611
DoubleLine Income Solutions Fund[1]	1,851	35,151
Wells Fargo Income Opportunities Fund[1]	4,107	34,827
Cohen & Steers Quality Income Realty Fund, Inc.[1]	2,852	34,823
Eaton Vance Risk-Managed Diversified Equity Income Fund[1]	3,850	34,496
Franklin Limited Duration Income Trust[1]	2,845	34,254
New Ireland Fund, Inc.[1]	2,835	33,935
Blackstone / GSO Strategic Credit Fund[1]	2,206	33,840
AllianzGI NFJ Dividend Interest & Premium Strategy Fund[1]	2,607	32,874
Royce Value Trust, Inc.[1]	2,445	32,739
Cohen & Steers Closed-End Opportunity Fund, Inc.[1]	2,754	32,222
Gabelli Dividend & Income Trust[1]	1,557	31,202
First Trust Enhanced Equity Income Fund[1]	2,291	30,951
BlackRock Debt Strategies Fund, Inc.[1]	2,716	30,799
BlackRock Global Opportunities Equity Trust[1]	2,634	30,475
BlackRock Corporate High Yield Fund, Inc.[1]	2,794	30,259
Prudential Global Short Duration High Yield Fund, Inc.[1]	2,021	30,093
Eaton Vance Limited Duration Income Fund[1]	2,181	29,923
Liberty All Star Equity Fund[1]	5,770	29,773
BlackRock Limited Duration Income Trust[1]	1,920	29,126
BlackRock International Growth and Income Trust[1]	5,280	29,093
MFS Charter Income Trust[1]	3,410	29,053
Western Asset High Yield Defined Opportunity Fund, Inc.[1]	1,929	29,012
BlackRock Multi-Sector Income Trust[1]	1,748	28,807
Cohen & Steers Infrastructure Fund, Inc.[1]	1,471	28,479
CBRE Clarion Global Real Estate Income Fund[1]	3,697	26,988
Advent/Claymore Enhanced Growth & Income Fund[1,3]	3,208	26,658
Western Asset High Income Opportunity Fund, Inc.[1]	5,001	24,955
Asia Tigers Fund, Inc.[1]	2,678	24,477
BlackRock Enhanced Capital and Income Fund, Inc.[1]	1,782	24,431
Nuveen Global High Income Fund[1]	1,515	24,225
Royce Micro-Capital Trust, Inc.[1]	2,927	23,797
Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.[1]	2,135	23,250
Brookfield Global Listed Infrastructure Income Fund, Inc.[1]	1,796	23,025
Voya Infrastructure Industrials and Materials Fund[1]	1,766	22,923
Putnam Premier Income Trust[1]	4,562	22,673
Nuveen Dow 30sm Dynamic Overwrite Fund[1]	1,509	22,635
ClearBridge American Energy MLP Fund, Inc.[1]	2,409	22,115
LMP Capital and Income Fund, Inc.[1]	1,648	21,902
Adams Natural Resources Fund, Inc.[1]	1,072	21,622
Avenue Income Credit Strategies Fund[1]	1,588	21,327
Calamos Global Dynamic Income Fund[1]	3,048	21,245
Morgan Stanley India Investment Fund, Inc.[1]	824	21,111
Diversified Real Asset Income Fund[1]	1,326	20,672
Templeton Dragon Fund, Inc.[1]	1,260	20,639
Clough Global Opportunities Fund[1]	2,304	20,621
Legg Mason BW Global Income Opportunities Fund, Inc.[1]	1,742	20,608
Barings Global Short Duration High Yield Fund[1]	1,057	20,326
AllianzGI Diversified Income & Convertible Fund[1]	1,082	20,320
KKR Income Opportunities Fund[1]	1,258	20,166
Voya Global Equity Dividend and Premium Opportunity Fund[1]	2,951	20,008
Eaton Vance Tax-Advantaged Global Dividend Income Fund[1]	1,415	19,909
Macquarie Global Infrastructure Total Return Fund, Inc.[1]	1,003	19,789
Wells Fargo Global Dividend Opportunity Fund[1]	3,631	19,789
Neuberger Berman High Yield Strategies Fund, Inc.[1]	1,667	19,454
Virtus Global Multi-Sector Income Fund[1]	1,239	18,994
First Trust Dynamic Europe Equity Income Fund[1]	1,215	18,857
India Fund, Inc.[1]	871	18,631
Voya Global Advantage and Premium Opportunity Fund[1]	1,884	18,520
Blackrock Science & Technology Trust[1]	1,000	17,940
Nuveen Tax-Advantaged Total Return Strategy Fund[1]	1,551	17,604
Templeton Emerging Markets Fund/United States[1]	1,401	16,938
Nuveen Tax-Advantaged Dividend Growth Fund[1]	1,194	16,632
Nuveen Real Asset Income and Growth Fund[1]	1,016	15,992
Clough Global Equity Fund[1]	1,439	15,973
Brookfield Real Assets Income Fund, Inc.[1]	711	15,863
Dividend and Income Fund[1]	1,316	15,595
Cushing Renaissance Fund[1]	885	15,355
Credit Suisse Asset Management Income Fund, Inc.[1]	4,814	15,212

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Cohen & Steers Global Income Builder, Inc.[1]	1,774	$15,132
Gabelli Multimedia Trust, Inc.[1]	2,084	15,088
Putnam Master Intermediate Income Trust[1]	3,232	14,900
Nuveen AMT-Free Quality Municipal Income Fund[1]	1,108	14,781
Voya Emerging Markets High Income Dividend Equity Fund[1]	1,979	14,744
Sprott Focus Trust, Inc.[1]	2,104	14,644
First Trust Strategic High Income Fund II1	1,140	13,999
Invesco High Income Trust II1	971	13,846
Voya Asia Pacific High Dividend Equity Income Fund[1]	1,570	13,675
Franklin Universal Trust[1]	2,032	13,574
Alpine Global Dynamic Dividend Fund[1]	1,544	13,541
Nuveen Municipal Credit Income Fund[1]	957	13,532
Lazard World Dividend & Income Fund, Inc.[1]	1,308	12,962
Mexico Fund, Inc.[1]	909	12,790
Calamos Dynamic Convertible & Income Fund[1]	717	12,569
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund[1]	1,059	12,094
Japan Smaller Capitalization Fund, Inc.[1]	1,235	12,004
Korea Fund, Inc.[1]	373	11,899
Aberdeen Singapore Fund, Inc.[1]	1,362	11,795
Calamos Global Total Return Fund[1]	1,100	11,583
Central Europe Russia and Turkey Fund, Inc.[1]	500	10,325
Nuveen Flexible Investment Income Fund[1]	603	10,034
Nuveen Multi-Market Income Fund, Inc.[1]	1,370	10,001
Special Opportunities Fund, Inc.[1]	708	9,664
Morgan Stanley Emerging Markets Fund, Inc.[1]	702	9,252
New Germany Fund, Inc.[1]	697	9,110
Delaware Investments Dividend & Income Fund, Inc.[1]	842	8,428
First Trust Aberdeen Emerging Opportunity Fund[1]	603	8,382
Gabelli Global Utility & Income Trust[1]	498	8,366
Aberdeen Latin America Equity Fund, Inc.[1]	415	8,213
Liberty All Star Growth Fund, Inc.[1]	1,911	7,988
John Hancock Tax-Advantaged Dividend Income Fund[1]	346	7,986
Aberdeen Greater China Fund, Inc.[1]	903	7,847
Eagle Growth & Income Opportunities Fund[1]	453	7,348
Principal Real Estate Income Fund[1]	456	7,278
Morgan Stanley Asia-Pacific Fund, Inc.[1]	534	7,235
Aberdeen Chile Fund, Inc.[1]	1,208	7,200
Aberdeen Japan Equity Fund, Inc.[1]	957	7,063
JPMorgan China Region Fund, Inc.[1]	453	6,963
Taiwan Fund, Inc.*,1	424	6,826
European Equity Fund, Inc.[1]	821	6,338
MFS Intermediate High Income Fund[1]	2,248	5,800
Asia Pacific Fund, Inc.[1]	589	5,725
Tekla Healthcare Opportunities Fund[1]	359	5,572
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.[1]	475	5,344
Mexico Equity & Income Fund, Inc.*,1	578	5,300
Western Asset Global Corporate Defined Opportunity Fund, Inc.[1]	236	4,040
Advent Claymore Convertible Securities and Income Fund[1,3]	268	3,934
Latin American Discovery Fund, Inc.[1]	415	3,855
Guggenheim Enhanced Equity Strategy Fund[1,3]	231	3,731
Aberdeen Australia Equity Fund, Inc.[1]	670	3,631
Guggenheim Equal Weight Enhanced Equity Income Fund[1,3]	217	3,552
Total Closed-End Funds
(Cost $6,828,779)		6,956,316

	Face Amount

U.S. TREASURY BILLS†† - 1.1%
U.S. Treasury Bill
0.46% due 01/12/17[4,5]	$550,000	549,945
Total U.S. Treasury Bills
(Cost $549,920)		549,945

REPURCHASE AGREEMENTS††,6 - 21.1%
HSBC Securities, Inc. issued 12/30/16 at 0.28% due 01/03/17[11]	3,366,003	3,366,003
UMB Financial Corp. issued 12/30/16 at 0.24% due 01/03/17[11]	3,366,003	3,366,003
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17[11]	3,366,002	3,366,002
Total Repurchase Agreements
(Cost $10,098,008)		10,098,008

	Shares

SECURITIES LENDING COLLATERAL†,7 - 0.0%
First American Government Obligations Fund - Class Z, 0.42%[10]	17,793	17,793
Total Securities Lending Collateral
(Cost $17,793)		17,793

Total Investments - 94.1%
(Cost $43,165,779)		$45,131,683

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

COMMON STOCKS SOLD SHORT† - (31.6)%

Diversified - (0.1)%
Leucadia National Corp.	2,086	$(48,500)

Basic Materials - (1.1)%
Sherwin-Williams Co.	104	(27,949)
Praxair, Inc.	252	(29,532)
NewMarket Corp.	74	(31,364)
RPM International, Inc.	710	(38,219)
Ashland Global Holdings, Inc.	355	(38,798)
Freeport-McMoRan, Inc.*	3,077	(40,586)
Platform Specialty Products Corp.*	4,600	(45,126)
PPG Industries, Inc.	481	(45,580)
Southern Copper Corp.	1,435	(45,834)
FMC Corp.	828	(46,832)
Compass Minerals International, Inc.	606	(47,480)
WR Grace & Co.	723	(48,904)
Axalta Coating Systems Ltd.*	1,887	(51,326)
Total Basic Materials		(537,530)

Utilities - (1.6)%
DTE Energy Co.	30	(2,955)
American Water Works Co., Inc.	118	(8,538)
WEC Energy Group, Inc.	207	(12,141)
NRG Energy, Inc.	2,381	(29,191)
Southern Co.	873	(42,943)
PG&E Corp.	725	(44,058)
Eversource Energy	799	(44,129)
Alliant Energy Corp.	1,169	(44,293)
Vectren Corp.	888	(46,309)
National Fuel Gas Co.	828	(46,898)
PPL Corp.	1,380	(46,989)
CenterPoint Energy, Inc.	1,923	(47,383)
Sempra Energy	473	(47,603)
Aqua America, Inc.	1,593	(47,854)
Hawaiian Electric Industries, Inc.	1,449	(47,918)
MDU Resources Group, Inc.	1,682	(48,391)
OGE Energy Corp.	1,465	(49,004)
Dominion Resources, Inc.	646	(49,477)
Calpine Corp.*	4,503	(51,469)
Total Utilities		(757,543)

Energy - (2.0)%
Whiting Petroleum Corp.*	133	(1,599)
Hess Corp.	57	(3,551)
Dril-Quip, Inc.*	74	(4,444)
Murphy Oil Corp.	326	(10,148)
Ensco plc — Class A	1,110	(10,789)
Laredo Petroleum, Inc.*	813	(11,496)
RPC, Inc.	592	(11,728)
Energen Corp.*	205	(11,822)
Superior Energy Services, Inc.	799	(13,487)
Concho Resources, Inc.*	118	(15,647)
HollyFrontier Corp.	548	(17,952)
Schlumberger Ltd.	252	(21,155)
Williams Companies, Inc.	873	(27,185)
Southwestern Energy Co.*	2,633	(28,489)
Devon Energy Corp.	710	(32,426)
EOG Resources, Inc.	355	(35,891)
Apache Corp.	577	(36,622)
Tesoro Corp.	432	(37,778)
ConocoPhillips	769	(38,558)
Gulfport Energy Corp.*	1,802	(38,995)
Enbridge, Inc.	931	(39,214)
Anadarko Petroleum Corp.	577	(40,234)
Chesapeake Energy Corp.*	5,799	(40,709)
Cabot Oil & Gas Corp. — Class A	1,790	(41,814)
FMC Technologies, Inc.*	1,272	(45,194)
Cimarex Energy Co.	340	(46,206)
Occidental Petroleum Corp.	649	(46,227)
Weatherford International plc*	9,297	(46,392)
Halliburton Co.	858	(46,410)
Phillips 66	548	(47,353)
First Solar, Inc.*	1,541	(49,451)
Kosmos Energy Ltd.*	9,086	(63,693)
Total Energy		(962,659)

Communications - (2.4)%
Viacom, Inc. — Class B	74	(2,597)
United States Cellular Corp.*	129	(5,640)
Discovery Communications, Inc. — Class A*	769	(21,078)
Expedia, Inc.	187	(21,183)
Twenty-First Century Fox, Inc. — Class A	814	(22,825)
Twenty-First Century Fox, Inc. — Class B	843	(22,972)
Frontier Communications Corp.	7,115	(24,049)
CommScope Holding Company, Inc.*	902	(33,554)
Twitter, Inc.*	2,272	(37,034)
Zayo Group Holdings, Inc.*	1,169	(38,413)
Netflix, Inc.*	311	(38,502)
Tribune Media Co. — Class A	1,198	(41,906)
Priceline Group, Inc.*	30	(43,982)
FireEye, Inc.*	3,772	(44,887)
CDW Corp.	877	(45,683)
Palo Alto Networks, Inc.*	368	(46,018)
Pandora Media, Inc.*	3,559	(46,409)
AMC Networks, Inc. — Class A*	888	(46,478)
CenturyLink, Inc.	1,961	(46,633)
TripAdvisor, Inc.*	1,012	(46,926)
IAC/InterActiveCorp*	725	(46,973)
Motorola Solutions, Inc.	575	(47,662)
FactSet Research Systems, Inc.	296	(48,375)
ARRIS International plc*	1,627	(49,022)
DISH Network Corp. — Class A*	858	(49,704)
Alibaba Group Holding Ltd. ADR*	998	(87,635)
AT&T, Inc.	3,815	(162,251)
Total Communications		(1,168,391)

Technology - (2.5)%
Western Digital Corp.	144	(9,785)
Dun & Bradstreet Corp.	86	(10,434)
CDK Global, Inc.	237	(14,147)
Autodesk, Inc.*	207	(15,320)
Teradata Corp.*	592	(16,085)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Marvell Technology Group Ltd.	1,346	$(18,669)
Analog Devices, Inc.	390	(28,322)
SS&C Technologies Holdings, Inc.	1,050	(30,030)
Cerner Corp.*	651	(30,838)
PTC, Inc.*	695	(32,158)
Workday, Inc. — Class A*	547	(36,151)
Veeva Systems, Inc. — Class A*	917	(37,322)
Skyworks Solutions, Inc.	503	(37,554)
VeriFone Systems, Inc.*	2,228	(39,502)
Zynga, Inc. — Class A*	15,931	(40,943)
Maxim Integrated Products, Inc.	1,065	(41,077)
Red Hat, Inc.*	620	(43,214)
Ultimate Software Group, Inc.*	237	(43,217)
Guidewire Software, Inc.*	877	(43,262)
Tyler Technologies, Inc.*	310	(44,259)
Tableau Software, Inc. — Class A*	1,059	(44,637)
Cypress Semiconductor Corp.	3,947	(45,154)
First Data Corp. — Class A*	3,205	(45,479)
Fortinet, Inc.*	1,516	(45,662)
ServiceNow, Inc.*	620	(46,091)
Cognizant Technology Solutions Corp. — Class A*	843	(47,233)
salesforce.com, Inc.*	694	(47,511)
Manhattan Associates, Inc.*	900	(47,727)
athenahealth, Inc.*	476	(50,061)
VMware, Inc. — Class A*	2,182	(171,789)
Total Technology		(1,203,633)

Consumer, Cyclical - (3.5)%
JetBlue Airways Corp.*	72	(1,614)
Domino’s Pizza, Inc.	15	(2,389)
Macy’s, Inc.	89	(3,187)
Toro Co.	59	(3,301)
Sally Beauty Holdings, Inc.*	177	(4,676)
Tupperware Brands Corp.	89	(4,683)
Scotts Miracle-Gro Co. — Class A	59	(5,638)
Skechers U.S.A., Inc. — Class A*	266	(6,538)
Brunswick Corp.	173	(9,435)
Ulta Salon Cosmetics & Fragrance, Inc.*	44	(11,217)
Nordstrom, Inc.	245	(11,743)
Southwest Airlines Co.	259	(12,909)
Ralph Lauren Corp. — Class A	158	(14,271)
J.C. Penney Company, Inc.*	1,864	(15,490)
Hasbro, Inc.	222	(17,269)
Eldorado Resorts, Inc.*	1,214	(20,577)
BorgWarner, Inc.	548	(21,613)
AutoZone, Inc.*	29	(22,904)
Hyatt Hotels Corp. — Class A*	474	(26,193)
Walgreens Boots Alliance, Inc.	326	(26,980)
TJX Companies, Inc.	384	(28,850)
Costco Wholesale Corp.	192	(30,741)
lululemon athletica, Inc.*	532	(34,575)
Dollar Tree, Inc.*	474	(36,583)
Hilton Worldwide Holdings, Inc.	1,435	(39,032)
Williams-Sonoma, Inc.	814	(39,389)
Staples, Inc.	4,364	(39,494)
Signet Jewelers Ltd.	429	(40,438)
L Brands, Inc.	636	(41,874)
Panera Bread Co. — Class A*	207	(42,454)
WW Grainger, Inc.	183	(42,502)
Kate Spade & Co.*	2,307	(43,072)
Tiffany & Co.	562	(43,515)
O’Reilly Automotive, Inc.*	158	(43,989)
VF Corp.	825	(44,014)
Madison Square Garden Co. — Class A*	259	(44,421)
Chipotle Mexican Grill, Inc. — Class A*	118	(44,524)
Hanesbrands, Inc.	2,066	(44,564)
Advance Auto Parts, Inc.	266	(44,986)
Dunkin’ Brands Group, Inc.	873	(45,780)
Allison Transmission Holdings, Inc.	1,361	(45,852)
Starbucks Corp.	828	(45,970)
NIKE, Inc. — Class B	907	(46,103)
Visteon Corp.	577	(46,356)
Fastenal Co.	991	(46,557)
Tractor Supply Co.	621	(47,078)
Marriott International, Inc. — Class A	575	(47,542)
NVR, Inc.*	29	(48,401)
WABCO Holdings, Inc.*	457	(48,511)
Delphi Automotive plc	738	(49,704)
Tempur Sealy International, Inc.*	740	(50,527)
Choice Hotels International, Inc.	917	(51,398)
CarMax, Inc.*	814	(52,413)
Total Consumer, Cyclical		(1,683,836)

Industrial - (4.8)%
Caterpillar, Inc.	30	(2,782)
Fortune Brands Home & Security, Inc.	118	(6,308)
Union Pacific Corp.	74	(7,672)
Honeywell International, Inc.	74	(8,573)
Hexcel Corp.	384	(19,753)
AptarGroup, Inc.	289	(21,227)
Nordson Corp.	192	(21,514)
Vulcan Materials Co.	222	(27,783)
General Electric Co.	925	(29,230)
General Dynamics Corp.	176	(30,388)
Chicago Bridge & Iron Company N.V.	961	(30,512)
Johnson Controls International plc	762	(31,387)
Expeditors International of Washington, Inc.	651	(34,477)
HEICO Corp.	474	(36,569)
TransDigm Group, Inc.	148	(36,846)
Kansas City Southern	458	(38,861)
Pentair plc	710	(39,810)
Acuity Brands, Inc.	174	(40,170)
Eagle Materials, Inc.	414	(40,792)
Lennox International, Inc.	273	(41,815)
Ball Corp.	562	(42,189)
Stericycle, Inc.*	548	(42,218)
Valmont Industries, Inc.	302	(42,552)
Covanta Holding Corp.	2,737	(42,697)
Hubbell, Inc.	370	(43,179)
Middleby Corp.*	340	(43,795)
Rockwell Automation, Inc.	326	(43,814)
IDEX Corp.	488	(43,949)

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

United Parcel Service, Inc. — Class B	384	$(44,022)
3M Co.	252	(45,000)
Lincoln Electric Holdings, Inc.	592	(45,389)
Donaldson Company, Inc.	1,080	(45,446)
Silgan Holdings, Inc.	888	(45,448)
Wabtec Corp.	548	(45,496)
Flowserve Corp.	947	(45,503)
Snap-on, Inc.	266	(45,558)
Sealed Air Corp.	1,006	(45,612)
J.B. Hunt Transport Services, Inc.	474	(46,011)
Boeing Co.	296	(46,081)
Roper Technologies, Inc.	252	(46,136)
Allegion plc	724	(46,336)
KBR, Inc.	2,779	(46,381)
CH Robinson Worldwide, Inc.	636	(46,593)
Graco, Inc.	562	(46,697)
United Technologies Corp.	429	(47,027)
Cree, Inc.*	1,790	(47,238)
AMETEK, Inc.	976	(47,434)
Landstar System, Inc.	557	(47,512)
Armstrong World Industries, Inc.*	1,154	(48,237)
National Instruments Corp.	1,597	(49,220)
SBA Communications Corp. — Class A*	486	(50,184)
Trimble, Inc.*	1,686	(50,833)
Cognex Corp.	814	(51,787)
Zebra Technologies Corp. — Class A*	606	(51,971)
Rockwell Collins, Inc.	1,766	(163,815)
Total Industrial		(2,277,829)

Consumer, Non-cyclical - (5.8)%
Altria Group, Inc.	30	(2,029)
Neurocrine Biosciences, Inc.*	72	(2,786)
Flowers Foods, Inc.	148	(2,956)
HCA Holdings, Inc.*	59	(4,367)
Akorn, Inc.*	207	(4,519)
Juno Therapeutics, Inc.*	330	(6,221)
AmerisourceBergen Corp. — Class A	117	(9,148)
Hertz Global Holdings, Inc.*	435	(9,379)
Agios Pharmaceuticals, Inc.*	237	(9,890)
Patterson Companies, Inc.	281	(11,529)
Tenet Healthcare Corp.*	784	(11,635)
Endo International plc*	843	(13,884)
Perrigo Company plc	177	(14,732)
WEX, Inc.*	133	(14,843)
Philip Morris International, Inc.	163	(14,912)
Acadia Healthcare Company, Inc.*	474	(15,689)
Avis Budget Group, Inc.*	429	(15,736)
Bruker Corp.	828	(17,537)
Intuitive Surgical, Inc.*	30	(19,025)
Bristol-Myers Squibb Co.	326	(19,051)
Clorox Co.	207	(24,844)
Incyte Corp.*	252	(25,268)
Robert Half International, Inc.	575	(28,049)
Graham Holdings Co. — Class B	59	(30,205)
Nielsen Holdings plc	725	(30,414)
Global Payments, Inc.	445	(30,887)
Moody’s Corp.	333	(31,392)
Alnylam Pharmaceuticals, Inc.*	883	(33,060)
Hain Celestial Group, Inc.*	888	(34,659)
Kimberly-Clark Corp.	311	(35,491)
Align Technology, Inc.*	384	(36,914)
Sprouts Farmers Market, Inc.*	1,953	(36,951)
Estee Lauder Companies, Inc. — Class A	488	(37,327)
FleetCor Technologies, Inc.*	266	(37,644)
Vertex Pharmaceuticals, Inc.*	518	(38,161)
ACADIA Pharmaceuticals, Inc.*	1,336	(38,530)
H&R Block, Inc.	1,701	(39,106)
BioMarin Pharmaceutical, Inc.*	474	(39,266)
Colgate-Palmolive Co.	616	(40,311)
TreeHouse Foods, Inc.*	561	(40,499)
Edgewell Personal Care Co.*	577	(42,115)
Coca-Cola Co.	1,021	(42,331)
McCormick & Company, Inc.	458	(42,745)
PepsiCo, Inc.	414	(43,317)
Illumina, Inc.*	339	(43,406)
Premier, Inc. — Class A*	1,435	(43,567)
DexCom, Inc.*	731	(43,641)
Brown-Forman Corp. — Class B	976	(43,842)
Stryker Corp.	370	(44,330)
Alkermes plc*	799	(44,408)
Macquarie Infrastructure Corp.	548	(44,772)
Live Nation Entertainment, Inc.*	1,686	(44,848)
Ecolab, Inc.	384	(45,012)
Gartner, Inc.*	458	(46,290)
Sabre Corp.	1,859	(46,382)
Monster Beverage Corp.*	1,048	(46,468)
Coty, Inc. — Class A	2,544	(46,581)
IDEXX Laboratories, Inc.*	400	(46,908)
Blue Buffalo Pet Products, Inc.*	1,953	(46,950)
Mead Johnson Nutrition Co. — Class A	664	(46,985)
CoStar Group, Inc.*	251	(47,311)
Morningstar, Inc.	649	(47,740)
Kellogg Co.	664	(48,943)
Hershey Co.	474	(49,026)
Rollins, Inc.	1,465	(49,488)
Mondelez International, Inc. — Class A	1,122	(49,738)
CR Bard, Inc.	222	(49,875)
Automatic Data Processing, Inc.	488	(50,157)
Intercept Pharmaceuticals, Inc.*	469	(50,957)
Brookdale Senior Living, Inc. — Class A*	4,162	(51,692)
Ionis Pharmaceuticals, Inc.*	1,095	(52,374)
Anthem, Inc.	372	(53,482)
Verisk Analytics, Inc. — Class A*	775	(62,907)
Aetna, Inc.	989	(122,646)
Abbott Laboratories	4,510	(173,228)
Total Consumer, Non-cyclical		(2,763,308)

Financial - (7.8)%
Unum Group	30	(1,318)
Realty Income Corp.	30	(1,724)
Invesco Ltd.	104	(3,155)
Torchmark Corp.	74	(5,458)
Santander Consumer USA Holdings, Inc.*	417	(5,630)
Chubb Ltd.	59	(7,795)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Iron Mountain, Inc.	266	$(8,640)
First Republic Bank	118	(10,873)
SL Green Realty Corp.	163	(17,531)
Hanover Insurance Group, Inc.	201	(18,293)
Howard Hughes Corp.*	178	(20,310)
LendingClub Corp.*	4,009	(21,047)
Douglas Emmett, Inc.	577	(21,095)
HCP, Inc.	754	(22,409)
Northern Trust Corp.	266	(23,687)
Kilroy Realty Corp.	340	(24,895)
Federated Investors, Inc. — Class B	1,006	(28,450)
Simmons First National Corp. — Class A	536	(33,312)
First Interstate BancSystem, Inc. — Class A	790	(33,615)
White Mountains Insurance Group Ltd.	44	(36,786)
BlackRock, Inc. — Class A	102	(38,815)
Franklin Resources, Inc.	991	(39,224)
Crown Castle International Corp.	458	(39,741)
Markel Corp.*	44	(39,798)
UDR, Inc.	1,109	(40,456)
LPL Financial Holdings, Inc.	1,154	(40,632)
Healthcare Trust of America, Inc. — Class A	1,405	(40,900)
Pacific Premier Bancorp, Inc.*	1,175	(41,536)
Intercontinental Exchange, Inc.	740	(41,751)
Principal Financial Group, Inc.	725	(41,949)
Loews Corp.	902	(42,241)
American Tower Corp. — Class A	400	(42,272)
FNF Group	1,257	(42,688)
Commerce Bancshares, Inc.	767	(44,340)
Simon Property Group, Inc.	251	(44,595)
Aon plc	400	(44,612)
Taubman Centers, Inc.	606	(44,802)
Alleghany Corp.*	74	(45,001)
Weyerhaeuser Co.	1,497	(45,045)
Starwood Property Trust, Inc.	2,056	(45,129)
Eaton Vance Corp.	1,080	(45,230)
Public Storage	203	(45,371)
ProAssurance Corp.	814	(45,747)
Mastercard, Inc. — Class A	444	(45,843)
T. Rowe Price Group, Inc.	613	(46,135)
BOK Financial Corp.	561	(46,585)
Signature Bank*	311	(46,712)
OneMain Holdings, Inc.*	2,114	(46,804)
Arthur J Gallagher & Co.	902	(46,868)
Federal Realty Investment Trust	330	(46,896)
Paramount Group, Inc.	2,933	(46,899)
Boston Properties, Inc.	373	(46,916)
Marsh & McLennan Companies, Inc.	695	(46,975)
Alliance Data Systems Corp.	207	(47,300)
Huntington Bancshares, Inc.	3,579	(47,314)
Two Harbors Investment Corp.	5,429	(47,341)
Voya Financial, Inc.	1,213	(47,574)
Vornado Realty Trust	458	(47,801)
Outfront Media, Inc.	1,923	(47,825)
Life Storage, Inc.	561	(47,831)
Essex Property Trust, Inc.	207	(48,128)
American Express Co.	651	(48,226)
SVB Financial Group*	281	(48,236)
Erie Indemnity Co. — Class A	429	(48,241)
Visa, Inc. — Class A	619	(48,294)
American International Group, Inc.	740	(48,329)
Charles Schwab Corp.	1,228	(48,469)
TFS Financial Corp.	2,559	(48,723)
Western Alliance Bancorporation*	1,002	(48,807)
SEI Investments Co.	991	(48,916)
Wells Fargo & Co.	888	(48,938)
Mercury General Corp.	814	(49,011)
XL Group Ltd.	1,317	(49,071)
First Horizon National Corp.	2,455	(49,125)
Brown & Brown, Inc.	1,099	(49,301)
East West Bancorp, Inc.	976	(49,610)
BankUnited, Inc.	1,317	(49,638)
TD Ameritrade Holding Corp.	1,139	(49,661)
Bank of Hawaii Corp.	562	(49,844)
CBRE Group, Inc. — Class A*	1,583	(49,849)
Synchrony Financial	1,375	(49,871)
AmTrust Financial Services, Inc.	1,823	(49,914)
Assurant, Inc.	540	(50,144)
Progressive Corp.	1,420	(50,410)
People’s United Financial, Inc.	2,605	(50,433)
SLM Corp.*	4,586	(50,538)
Extra Space Storage, Inc.	664	(51,287)
CubeSmart	1,918	(51,344)
Regency Centers Corp.	1,172	(80,809)
CBOE Holdings, Inc.	2,072	(153,100)
Total Financial		(3,743,784)

Total Common Stocks Sold Short
(Proceeds $14,966,159)		(15,147,013)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (16.3)%
iShares Core U.S. Aggregate Bond ETF	173	(18,694)
iShares MSCI Australia ETF	1,964	(39,732)
VanEck Vectors Russia ETF	2,172	(46,090)
iShares MSCI South Korea Capped ETF	911	(48,483)
VanEck Vectors Gold Miners ETF	2,463	(51,526)
SPDR S&P 500 ETF Trust	252	(56,330)
iShares MSCI Mexico Capped ETF	1,663	(73,122)
iShares 20+ Year Treasury Bond ETF	641	(76,362)
Materials Select Sector SPDR Fund	2,123	(105,513)
iShares 7-10 Year Treasury Bond ETF	1,040	(109,013)
iShares MSCI Emerging Markets ETF	3,248	(113,712)
PowerShares QQQ Trust Series 1	1,088	(128,906)
iShares China Large-Capital ETF	3,760	(130,510)
Industrial Select Sector SPDR Fund	2,292	(142,608)
Utilities Select Sector SPDR Fund	3,061	(148,673)
iShares MSCI Taiwan Capped ETF	5,836	(171,403)
iShares Russell 1000 Growth ETF	1,718	(180,218)
Consumer Discretionary Select Sector SPDR Fund	2,261	(184,045)
Consumer Staples Select Sector SPDR Fund	3,580	(185,122)

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Technology Select Sector SPDR Fund	4,113	$(198,905)
iShares MSCI EAFE ETF	3,468	(200,208)
iShares MSCI United Kingdom ETF	7,218	(221,520)
iShares iBoxx $ Investment Grade Corporate Bond ETF	2,205	(258,382)
iShares MSCI Japan ETF	5,652	(276,157)
Financial Select Sector SPDR Fund	11,969	(278,279)
iShares Russell 2000 Index ETF	2,523	(340,227)
Health Care Select Sector SPDR Fund	5,492	(378,618)
Energy Select Sector SPDR Fund	6,080	(457,946)
iShares Russell 1000 Value ETF	4,105	(459,883)
iShares U.S. Real Estate ETF	6,932	(533,348)
iShares TIPS Bond ETF	5,061	(572,753)
SPDR Bloomberg Barclays High Yield Bond ETF	45,004	(1,640,397)
Total Exchange-Traded Funds Sold Short
(Proceeds $7,753,206)		(7,826,685)
Total Securities Sold Short- (47.9)%
(Proceeds $22,719,365)		$(22,973,698)

	Contracts

OPTIONS WRITTEN† - 0.0%
Call options on:
InvenSense, Inc. Expiring January 2017 with strike price of $13.00	9	(338)
InvenSense, Inc. Expiring February 2017 with strike price of $13.00	40	(9,500)
Total Call options		(9,838)
Total Options Written
(Premiums received $200)		(9,838)
Other Assets & Liabilities, net - 53.8%		25,805,212
Total Net Assets - 100.0%		$47,953,359

	Contracts	Unrealized Gain

INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2017 Long Gilt Futures Contracts†† (Aggregate Value of Contracts $1,555,060)	10	$27,305
March 2017 Euro - Bund Futures Contracts (Aggregate Value of Contracts $1,036,501)	6	5,256
March 2017 Euro - Schatz Futures Contracts (Aggregate Value of Contracts $2,009,278)	17	3,734

March 2017 Euro - Bobl Futures Contracts (Aggregate Value of Contracts $140,648)	1	1,452
March 2017 U.S. Treasury Long Bond Futures Contracts (Aggregate Value of Contracts $150,344)	1	1,160
(Total Aggregate Value of Contracts $4,891,831)		$38,907

EQUITY FUTURES CONTRACTS PURCHASED†
March 2017 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Value of Contracts $1,676,200)	17	$16,971
March 2017 SPI 200 Index Futures Contracts†† (Aggregate Value of Contracts $711,379)	7	13,677
April 2017 CBOE Volatility Index Futures Contracts (Aggregate Value of Contracts $463,250)	25	12,564
January 2017 IBEX 35 Index Futures Contracts†† (Aggregate Value of Contracts $784,344)	8	10,022
January 2017 MSCI Taiwan Stock Index Futures Contracts (Aggregate Value of Contracts $444,600)	13	5,155
March 2017 DAX Index Futures Contracts (Aggregate Value of Contracts $903,379)	3	3,419
February 2017 CBOE Volatility Index Futures Contracts (Aggregate Value of Contracts $33,300)	2	1,935
March 2017 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $291,900)	3	1,611
March 2017 Tokyo Stock Price Index Futures Contracts†† (Aggregate Value of Contracts $388,253)	3	1,425
January 2017 Amsterdam Index Futures Contracts (Aggregate Value of Contracts $507,368)	5	914

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
MULTI-HEDGE STRATEGIES FUND

	Contracts	Unrealized Gain (Loss)

March 2017 Euro STOXX 50 Index Futures Contracts (Aggregate Value of Contracts $34,407)	1	$676
January 2017 Hang Seng Index Futures Contracts†† (Aggregate Value of Contracts $141,193)	1	574
March 2017 FTSE 100 Index Futures Contracts†† (Aggregate Value of Contracts $172,654)	2	281
March 2017 Nikkei 225 (OSE) Index Futures Contracts†† (Aggregate Value of Contracts $488,588)	3	(992)
March 2017 CBOE Volatility Index Futures Contracts (Aggregate Value of Contracts $866,810)	49	(17,476)
March 2017 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $1,824,680)	11	(22,340)
March 2017 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $1,425,270)	21	(23,458)
(Total Aggregate Value of Contracts $11,157,575)		$4,958

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2017 Australian Dollar Futures Contracts (Aggregate Value of Contracts $288,120)	4	$(8,150)

COMMODITY FUTURES CONTRACTS PURCHASED†
February 2017 Lean Hogs Futures Contracts[11] (Aggregate Value of Contracts $157,920)	6	$5,355
February 2017 Natural Gas Futures Contracts[11] (Aggregate Value of Contracts $149,680)	4	5,078
February 2017 NY Harbor ULSD Futures Contracts[11] (Aggregate Value of Contracts $72,484)	1	3,311
March 2017 Brent Crude Futures Contracts[11] (Aggregate Value of Contracts $56,750)	1	2,478
February 2017 Live Cattle Futures Contracts[11] (Aggregate Value of Contracts $371,120)	8	1,372
February 2017 Gasoline RBOB Futures Contracts[11] (Aggregate Value of Contracts $70,115)	1	358
March 2017 Corn Futures Contracts[11] (Aggregate Value of Contracts $175,500)	10	(1,799)
March 2017 Soybean Oil Futures Contracts[11] (Aggregate Value of Contracts $20,814)	1	(2,049)
February 2017 LME Zinc Futures Contracts[11] (Aggregate Value of Contracts $385,215)	6	(23,578)
(Total Aggregate Value of Contracts $1,459,598)		$(9,474)

EQUITY FUTURES CONTRACTS SOLD SHORT†
January 2017 CBOE Volatility Index Futures Contracts (Aggregate Value of Contracts $681,750)	45	$145,822
March 2017 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $5,366,399)	48	43,758
March 2017 FTSE/JSE TOP 40 Index Futures Contracts†† (Aggregate Value of Contracts $32,219)	1	342
January 2017 H-Shares Index Futures Contracts†† (Aggregate Value of Contracts $541,802)	9	(1,895)
January 2017 CAC 40 10 Euro Index Futures Contracts (Aggregate Value of Contracts $561,636)	11	(7,212)
(Total Aggregate Value of Contracts $7,183,806)		$180,815

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2017 British Pound Futures Contracts (Aggregate Value of Contracts $1,311,444)	17	$25,631
March 2017 Canadian Dollar Futures Contracts (Aggregate Value of Contracts $968,955)	13	12,284

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
MULTI-HEDGE STRATEGIES FUND

	Contracts	Unrealized Gain (Loss)

March 2017 Japanese Yen Futures Contracts (Aggregate Value of Contracts $536,375)	5	$7,534
March 2017 Mexican Peso Futures Contracts (Aggregate Value of Contracts $23,890)	1	568
(Total Aggregate Value of Contracts $2,840,664)		$46,017

COMMODITY FUTURES CONTRACTS SOLD SHORT†
March 2017 Wheat Futures Contracts[11] (Aggregate Value of Contracts $449,625)	22	$15,164
March 2017 Hard Red Winter Wheat Futures Contracts[11] (Aggregate Value of Contracts $418,750)	20	10,121
March 2017 Cocoa Futures Contracts[11] (Aggregate Value of Contracts $42,740)	2	6,264
March 2017 Copper Futures Contracts[11] (Aggregate Value of Contracts $125,350)	2	2,282
March 2017 Coffee ‘C’ Futures Contracts[11] (Aggregate Value of Contracts $102,975)	2	1,986
February 2017 WTI Crude Futures Contracts[11] (Aggregate Value of Contracts $53,760)	1	297
March 2017 Cotton #2 Futures Contracts[11] (Aggregate Value of Contracts $106,080)	3	(459)
March 2017 Cattle Feeder Futures Contracts[11] (Aggregate Value of Contracts $62,713)	1	(817)
February 2017 Low Sulphur Gas Oil Futures Contracts[11] (Aggregate Value of Contracts $50,625)	1	(1,227)
March 2017 Sugar #11 Futures Contracts[11] (Aggregate Value of Contracts $241,842)	11	(8,445)
(Total Aggregate Value of Contracts $1,654,460)		$25,166

INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
March 2017 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $470,281)	4	$931
March 2017 U.S. Treasury 2 Year Note Futures Contracts (Aggregate Value of Contracts $1,516,484)	7	505
March 2017 U.S. Treasury Ultra Long Bond Futures Contracts (Aggregate Value of Contracts $638,750)	4	(444)
March 2017 Australian Government 10 Year Bond Futures Contracts†† (Aggregate Value of Contracts $277,140)	3	(1,433)
March 2017 Canadian Government 10 Year Bond Futures Contracts†† (Aggregate Value of Contracts $1,023,592)	10	(4,299)
(Total Aggregate Value of Contracts $3,926,247)		$(4,740)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International March 2017 Goldman Sachs Multi- Hedge Strategies Short Index Swap 0.31%, Terminating 03/10/17[8] (Notional Value $2,079,853)	17,090	$23,464
Goldman Sachs International March 2017 Goldman Sachs Multi-Hedge Strategies Long Index Swap 1.01%, Terminating 03/10/17[9] (Notional Value $5,672,557)	41,046	$(81,029)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
MULTI-HEDGE STRATEGIES FUND

Sector Diversification

Goldman Sachs Multi-Hedge Strategies Short Index Swap8

Sector	% of Index
Health Care	25.5%
Consumer Discretionary	23.8%
Financials	13.7%
Technology	11.0%
Communications	6.2%
Materials	5.1%
Energy	5.0%
Consumer Staples	3.7%
Utilities	3.5%
Industrials	2.5%
Total	100.0%

Goldman Sachs Multi-Hedge Strategies Long Index Swap9

Sector	% of Index
Financials	24.5%
Industrials	16.8%
Consumer Discretionary	14.4%
Energy	11.7%
Technology	11.7%
Materials	10.7%
Health Care	5.7%
Communications	2.5%
Consumer Staples	1.2%
Utilities	0.8%
Total	100.0%

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at December 31, 2016.
[2]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[3]	Affiliated issuer — See Note 10.
[4]	All or a portion of this security is pledged as futures collateral at December 31, 2016.
[5]	Zero coupon rate security. Rate indicated is the effective yield at the time of purchase.
[6]	Repurchase Agreements — See Note 5.
[7]	Securities lending collateral — See Note 6.
[8]

Customized basket of 142 exchange-traded equity securities. Total return based on Goldman Sachs Multi-Hedge Strategies Short Index +/- financing at a variable rate. Rate indicated is the rate effective at December 31, 2016.

[9]

Customized basket of 200 exchange-traded equity securities. Total return based on Goldman Sachs Multi-Hedge Strategies Long Index +/- financing at a variable rate. Rate indicated is the rate effective at December 31, 2016.

[10]	Rate indicated is the 7 day yield as of December 31, 2016.
[11]	All or a portion of this security is owned by Cayman Islands subsidiary, which is a 100% owned subsidiary of the Fund — See Note 13.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
MULTI-HEDGE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Commodity Futures Contracts	$—	$54,066	$—	$—	$—	$54,066
Common Stocks	27,486,415	—	—	—	—	27,486,415
Closed-End Funds	6,956,316	—	—	—	—	6,956,316
Currency Futures Contracts	—	46,017	—	—	—	46,017
Equity Futures Contracts	—	232,825	—	26,321	—	259,146
Equity Index Swap Agreements	—	—	—	23,464	—	23,464
Interest Rate Futures Contracts	—	13,038	—	27,305	—	40,343
Mutual Funds	23,206	—	—	—	—	23,206
Repurchase Agreements	—	—	10,098,008	—	—	10,098,008
Securities Lending Collateral	17,793	—	—	—	—	17,793
U.S. Treasury Bills	—	—	549,945	—	—	549,945
Total	$34,483,730	$345,946	$10,647,953	$77,090	$—	$45,554,719

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Commodity Futures Contracts	$—	$38,374	$—	$—	$—	$38,374
Common Stocks	15,147,013	—	—	—	—	15,147,013
Currency Futures Contracts	—	8,150	—	—	—	8,150
Equity Futures Contracts	—	70,486	—	2,887	—	73,373
Equity Index Swap Agreements	—	—	—	81,029	—	81,029
Exchange-Traded Funds	7,826,685	—	—	—	—	7,826,685
Interest Rate Futures Contracts	—	444	—	5,732	—	6,176
Options Written	9,838	—	—	—	—	9,838
Total	$22,983,536	$117,454	$—	$89,648	$—	$23,190,638

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value - including $17,171 of securities loaned (cost $32,520,181)	$34,530,037
Investments in affiliated issuers, at value (cost $547,590)	503,638
Repurchase agreements, at value (cost $10,098,008)	10,098,008
Total investments (cost $43,165,779)	45,131,683
Foreign currency, at value (cost $4,316)	4,319
Segregated cash with broker	25,997,547
Unrealized appreciation on swap agreements	23,464
Cash	1,565
Receivables:
Securities sold	13,277
Fund shares sold	11,770
Dividends	67,322
Interest	142
Securities lending income	63
Miscellaneous	9,966
Total assets	71,261,118

Liabilities:
Securities sold short, at value (proceeds $22,719,365)	22,973,698
Unrealized depreciation on swap agreements	81,029
Options written, at value (premiums received $200)	9,838
Segregated cash due to broker	4,117
Payable for:
Fund shares redeemed	113,002
Management fees	47,108
Variation margin	25,066
Return of securities loaned	17,793
Securities purchased	40
Miscellaneous	36,068
Total liabilities	23,307,759
Commitments and contingent liabilities (Note 14)	—
Net assets	$47,953,359

Net assets consist of:
Paid in capital	$51,045,255
Accumulated net investment loss	(1,160,922)
Accumulated net realized loss on investments and foreign currency	(3,848,846)
Net unrealized appreciation on investments and foreign currency	1,917,872
Net assets	$47,953,359
Capital shares outstanding	2,002,492
Net asset value per share	$23.95

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $1,371)	$730,378
Interest	33,094
Dividends from securities of affiliated issuers	31,185
Income from securities lending, net	797
Total investment income	795,454

Expenses:
Management fees	598,909
Short sales dividend expense	470,718
Prime broker interest expense	64,993
Trustees’ fees*	3,179
Custodian fees	2,949
Miscellaneous	5,991
Total expenses	1,146,739
Less:
Expenses waived by Adviser	(18,332)
Net expenses	1,128,407
Net investment loss	(332,953)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,115,772
Investments in affiliated issuers	(4,328)
Swap agreements	133,855
Futures contracts	(588,739)
Foreign currency	4,617
Securities sold short	(775,666)
Options purchased	(29)
Options written	2,117
Net realized loss on investments and foreign currency	(112,401)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,762,538
Investments in affiliated issuers	25,991
Securities sold short	(1,645,621)
Swap agreements	(14,625)
Futures contracts	77,816
Options written	(9,938)
Foreign currency	(25)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	196,136
Net realized and unrealized loss on investments and foreign currency	83,735
Net decrease in net assets resulting from operations	$(249,218)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(332,953)	$(296,994)
Net realized gain (loss) on investments and foreign currency	(112,401)	1,259,741
Net change in unrealized appreciation (depreciation) on investments and foreign currency	196,136	(178,074)
Net increase (decrease) in net assets resulting from operations	(249,218)	784,673

Distributions to shareholders from:
Net investment income	(48,562)	(297,376)
Total distributions to shareholders	(48,562)	(297,376)

Capital share transactions:
Proceeds from sale of shares	14,011,461	33,231,226
Distributions reinvested	48,562	297,376
Cost of shares redeemed	(18,090,321)	(24,459,368)
Net increase (decrease) from capital share transactions	(4,030,298)	9,069,234
Net increase (decrease) in net assets	(4,328,078)	9,556,531

Net assets:
Beginning of year	52,281,437	42,724,906
End of year	$47,953,359	$52,281,437
Accumulated net investment loss at end of year	$(1,160,922)	$(936,148)

Capital share activity:
Shares sold	585,211	1,381,251
Shares issued from reinvestment of distributions	2,031	12,406
Shares redeemed	(755,036)	(1,017,212)
Net increase (decrease) in shares	(167,794)	376,445

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$24.09	$23.82	$22.75	$22.38	$22.00
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	(.15)	(.18)	(.15)	(.31)
Net gain (loss) on investments (realized and unrealized)	.04	.58	1.25	.52	.82
Total from investment operations	(.12)	.43	1.07	.37	.51
Less distributions from:
Net investment income	(.02)	(.16)	—	—	(.13)
Total distributions	(.02)	(.16)	—	—	(.13)
Net asset value, end of period	$23.95	$24.09	$23.82	$22.75	$22.38

Total Return[b]	(0.48%)	1.85%	4.66%	1.65%	2.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,953	$52,281	$42,725	$22,809	$22,375
Ratios to average net assets:
Net investment income (loss)	(0.66%)	(0.62%)	(0.79%)	(0.65%)	(1.37%)
Total expenses[c]	2.27%	2.38%	2.50%	2.51%	2.16%
Net expenses[d]	2.23%	2.34%	2.45%	2.44%	2.08%
Portfolio turnover rate	119%	160%	245%	324%	461%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

Net expense information reflects the expense ratios after expense waivers, and may include interest and dividend expense. Excluding interest and dividend expense related to short sales, net expense ratios for the year ended December 31, 2016 and years ended December 31 would be:

2016	2015	2014	2013	2012
1.17%	1.18%	1.17%	1.15%	1.15%

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI” or “Index”).

For the one-year period ended December 31, 2016, the Commodity Strategy Fund returned 10.40%, compared with a return of 11.37% for its benchmark, the GSCI.

The GSCI had a positive return for the first time in four years. 16 of the 24 components in the Index had positive returns during the period. The best performing component was Zinc, with a return topping 50%. Energy components such as Heating Oil, Gas Oil, and Brent Crude also had strong returns above 25%. The other component with over 20% returns during the period was Sugar.

Cocoa, Kansas Wheat, Wheat, and Feeder Cattle each had double digit declines during the period.

Commodities were up in 2016 due to continued economic expansion in China and the U.S. Energy and Industrial Metals components led the way. The U.S. rig count bottomed in May and reductions in production helped stabilize and also increase petroleum market prices. The prospect of potential OPEC production limits or cuts also helped oil prices rebound from multi-year lows.

The strongest GSCI sectors were Energy and Industrial Metals, both up over 15%. Precious Metals was also positive for the year. Agriculture and Livestock sectors were down for the year.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity.

Performance displayed represents past performance which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as commodity linked futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	29.2%
Guggenheim Strategy Fund I	29.1%
Total	58.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Commodities Strategy Fund	10.40%	-14.38%	-10.07%
S&P Goldman Sachs Commodity Index	11.37%	-13.13%	-8.10%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

48 | THE RYDEX FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2016
COMMODITIES STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 58.3%
Guggenheim Strategy Fund II1	52,701	$1,314,879
Guggenheim Strategy Fund I1	52,434	1,310,849
Total Mutual Funds
(Cost $2,614,555)		2,625,728

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 15.2%
Freddie Mac[3]
0.50% due 01/03/17	$300,000	299,992
Federal Home Loan Bank[2]
0.50% due 01/04/17	300,000	299,988
Fannie Mae[3]
0.40% due 01/03/17	83,000	82,998
Total Federal Agency Discount Notes
(Cost $682,978)		682,978

U.S. TREASURY BILLS†† - 11.1%
U.S. Treasury Bill
0.46% due 01/12/17[4,5,7]	500,000	499,950
Total U.S. Treasury Bills
(Cost $499,926)		499,950

FEDERAL AGENCY NOTES†† - 1.7%
Federal Farm Credit Bank[2]
3.00% due 06/02/17	40,000	40,395
5.40% due 06/08/17	15,000	15,312
Total Federal Farm Credit Bank		55,707
Federal Home Loan Bank[2]
5.63% due 06/09/17	20,000	20,423
Total Federal Agency Notes
(Cost $76,148)		76,130

REPURCHASE AGREEMENTS††,6 - 13.1%
HSBC Securities, Inc. issued 12/30/16 at 0.28% due 01/03/17[7]	195,891	195,891
UMB Financial Corp. issued 12/30/16 at 0.24% due 01/03/17[7]	195,891	195,891
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17[7]	195,892	195,892
Total Repurchase Agreements
(Cost $587,674)		587,674

Total Investments - 99.4%
(Cost $4,461,281)		$4,472,460
Other Assets & Liabilities, net - 0.6%		25,829
Total Net Assets - 100.0%		$4,498,289

	Contracts	Unrealized Gain

COMMODITY FUTURES CONTRACTS PURCHASED†
January 2017 Goldman Sachs Commodity Index Futures Contracts[7] (Aggregate Value of Contracts $4,480,875)	45	$99,636

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	All or a portion of this security is pledged as futures collateral at December 31, 2016.
[5]	Zero coupon rate security. Rate indicated is the effective yield at the time of purchase.
[6]	Repurchase Agreements — See Note 5.
[7]	All or a portion of this security is owned by Cayman Islands subsidiary, which is a 100% owned subsidiary of the Fund — See Note 13.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
COMMODITIES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Commodity Futures Contracts	$—	$99,636	$—	$—	$—	$99,636
Federal Agency Discount Notes	—	—	682,978	—	—	682,978
Federal Agency Notes	—	—	76,130	—	—	76,130
Mutual Funds	2,625,728	—	—	—	—	2,625,728
Repurchase Agreements	—	—	587,674	—	—	587,674
U.S. Treasury Bills	—	—	499,950	—	—	499,950
Total	$2,625,728	$99,636	$1,846,732	$—	$—	$4,572,096

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $1,259,052)	$1,259,058
Investments in affiliated issuers, at value (cost $2,614,555)	2,625,728
Repurchase agreements, at value (cost $587,674)	587,674
Total investments (cost $4,461,281)	4,472,460
Segregated cash with broker	10,387
Receivables:
Fund shares sold	28,983
Dividends	4,855
Interest	225
Miscellaneous	12,899
Total assets	4,529,809

Liabilities:
Payable for:
Fund shares redeemed	10,638
Securities purchased	5,098
Management fees	3,264
Variation margin	1,688
Transfer agent and administrative fees	1,156
Investor service fees	1,156
Portfolio accounting fees	463
Miscellaneous	8,057
Total liabilities	31,520
Commitments and contingent liabilities (Note 14)	—
Net assets	$4,498,289

Net assets consist of:
Paid in capital	15,512,615
Accumulated net investment loss	(1,734,738)
Accumulated net realized loss on investments	(9,390,403)
Net unrealized appreciation on investments	110,815
Net assets	$4,498,289
Capital shares outstanding	53,715
Net asset value per share	$83.74

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of affiliated issuers	$42,009
Interest	3,858
Total investment income	45,867

Expenses:
Management fees	33,731
Transfer agent and administrative fees	9,647
Investor service fees	9,647
Portfolio accounting fees	3,859
Professional fees	5,028
Custodian fees	779
Trustees’ fees*	272
Miscellaneous	6,535
Total expenses	69,498
Less:
Expenses waived by Adviser	(4,996)
Net expenses	64,502
Net investment loss	(18,635)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	1,422
Futures contracts	(169,653)
Net realized loss	(168,231)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	6
Investments in affiliated issuers	13,967
Futures contracts	205,411
Net change in unrealized appreciation (depreciation)	219,384
Net realized and unrealized gain	51,153
Net increase in net assets resulting from operations	$32,518

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(18,635)	$(48,208)
Net realized loss on investments	(168,231)	(1,969,834)
Net change in unrealized appreciation (depreciation) on investments	219,384	367,849
Net increase (decrease) in net assets resulting from operations	32,518	(1,650,193)

Capital share transactions:
Proceeds from sale of shares	17,190,095	12,252,392
Cost of shares redeemed	(15,395,358)	(12,593,252)
Net increase (decrease) from capital share transactions	1,794,737	(340,860)
Net increase (decrease) in net assets	1,827,255	(1,991,053)

Net assets:
Beginning of year	2,671,034	4,662,087
End of year	$4,498,289	$2,671,034
Accumulated net investment loss at end of year	$(1,734,738)	$(1,734,738)

Capital share activity*:
Shares sold	215,903	115,580
Shares redeemed	(197,414)	(121,020)
Net increase (decrease) in shares	18,489	(5,440)

*	Capital share activity for the periods presented through December 31, 2016 have been restated to reflect a 1:16 reverse share split effective December 1, 2016 — See Note 12.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Year Ended December 31, 2014[e]	Year Ended December 31, 2013[e]	Year Ended December 31, 2012[e]
Per Share Data
Net asset value, beginning of period	$75.82	$114.64	$173.54	$179.38	$181.88
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	(1.12)	(1.76)	(2.56)	(2.72)
Net gain (loss) on investments (realized and unrealized)	7.95	(37.70)	(57.14)	(3.28)	.22
Total from investment operations	7.92	(38.82)	(58.90)	(5.84)	(2.50)
Net asset value, end of period	$83.74	$75.82	$114.64	$173.54	$179.38

Total Return[b]	10.40%	(33.80%)	(34.01%)	(3.21%)	(1.41%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,498	$2,671	$4,662	$6,170	$7,638
Ratios to average net assets:
Net investment income (loss)	(0.48%)	(1.16%)	(1.04%)	(1.50%)	(1.46%)
Total expenses[c]	1.80%	1.75%	1.71%	1.65%	1.69%
Net expenses[d]	1.67%	1.63%	1.62%	1.55%	1.58%
Portfolio turnover rate	231%	198%	202%	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Reverse Share Split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:16 reverse share split effective December 1, 2016 — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. At December 31, 2016, the Trust consisted of fifty-two funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the Long Short Equity Fund, Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund (the “Funds”), each a non-diversified investment company.

Guggenheim Investments (“GI”) provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter (“OTC”) options are valued using the average bid price (for long options) or average ask price (for short options) obtained from one or more security dealers.

54 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of OTC swap agreements entered into by a Fund are accounted for using the unrealized gains or losses on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE. The swaps’ values are then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

C. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

D. Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

E. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

G. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings

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NOTES TO FINANCIAL STATEMENTS (continued)

are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

H. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

I. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.55% at December 31, 2016.

J. The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

K. Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations. The Funds may utilize derivatives for the following purposes:

56 | THE RYDEX FUNDS ANNUAL REPORT

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Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Options Written

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following tables represent the Funds’ use and activity of options written for the year ended December 31, 2016:

Fund	Use
Multi-Hedge Strategies Fund	Hedge, Income

Written Call Options
	Multi-Hedge Strategies Fund
	Number of contracts	Premium amount
Balance at December 31, 2015	10	$450
Options Written	177	1,868
Options terminated in closing purchase transactions	—	—
Options expired	(138)	(2,118)
Options exercised	—	—
Balance at December 31, 2016	49	$200

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are

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NOTES TO FINANCIAL STATEMENTS (continued)

exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Liquidity	$—	$211,563
Global Managed Futures Strategy Fund	Hedge, Leverage, Liquidity, Speculation	67,326,226	25,990,159
Multi-Hedge Strategies Fund	Duration, Hedge, Index exposure, Leverage, Liquidity, Speculation	27,001,962	14,840,883
Commodities Strategy Fund	Index exposure, Liquidity	3,786,694	—

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Multi-Hedge Strategies Fund	Hedge, Index exposure, Leverage, Liquidity, Speculation	$6,538,924	$3,004,164

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2016:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Variation margin	Variation margin
Equity contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

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The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2016:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Currency Contracts*	Futures Interest Rate Contracts*	Futures Commodity Contracts*	Options Written Equity Contracts	Total Value at December 31, 2016
Long Short Equity Fund	$1,842	$—	$—	$—	$—	$—	$1,842
Global Managed Futures Strategy Fund	101,191	—	78,814	200,121	71,790	—	451,916
Multi-Hedge Strategies Fund	259,146	23,464	46,017	40,343	54,066	—	423,036
Commodities Strategy Fund	—	—	—	—	99,636	—	99,636

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Currency Contracts*	Futures Interest Rate Contracts*	Futures Commodity Contracts*	Options Written Equity Contracts	Total Value at December 31, 2016
Global Managed Futures Strategy Fund	$23,958	$—	$15,158	$6,590	$66,151	$—	$111,857
Multi-Hedge Strategies Fund	73,373	81,029	8,150	6,176	38,374	9,838	216,940

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Equity contracts	Net realized gain (loss) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2016:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Futures Interest Rate Contracts	Futures Commodity Contracts	Options Written Equity Contracts	Options Purchased Equity Contracts	Total
Long Short Equity Fund	$(54,493)	$—	$—	$—	$—	$—	$—	$(54,493)
Global Managed Futures Strategy Fund	(823,154)	—	(376,241)	167,438	(1,664,329)	—	—	(2,696,286)
Multi-Hedge Strategies Fund	401,804	133,855	(148,715)	130,334	(972,162)	2,117	(29)	(452,796)
Commodities Strategy Fund	—	—	—	—	(169,653)	—	—	(169,653)

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NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Futures Interest Rate Contracts	Futures Commodity Contracts	Options Written Equity Contracts	Options Purchased Equity Contracts	Total
Long Short Equity Fund	$1,796	$—	$—	$—	$—	$—	$—	$1,796
Global Managed Futures Strategy Fund	74,449	—	30,036	69,142	(122,013)	—	—	51,614
Multi-Hedge Strategies Fund	125,709	(14,625)	17,091	(20,198)	(44,786)	(9,938)	—	53,253
Commodities Strategy Fund	—	—	—	—	205,411	—	—	205,411

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Global Managed Futures Strategy Fund	0.90%
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

Each of the consolidated financial statements of the Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Inter-company accounts and transactions have been eliminated in consolidation for the Funds.

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Funds’ Board of Trustees for such termination. For the year ended December 31, 2016, the Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund waived $10,651, $18,221, and $4,996, respectively, related to investments in the Subsidiary.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets. Certain expenses allocated to the Multi-Hedge Strategies Fund are paid by GI, as previously stated.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs. Fees related to the Multi-Hedge Strategies Fund are paid by GI, as previously stated.

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If a Fund invests in an affiliated fund, the investing Fund’s adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2016, the Multi-Hedge Strategies Fund waived $111 related to investments in affiliated funds.

Certain trustees and officers of the Trust are also officers of GI and GFD.

On October 4, 2016, Rydex Fund Services, LLC (“RFS”) was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of GI. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the Trust.

MUIS acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned services, MUIS is entitled to receive a monthly fee equal to an annual percentage of the Funds’ average daily net assets subject to certain minimum monthly fees and out of pocket expenses.

At December 31, 2016, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of outstanding shares owned
Long Short Equity Fund	36%
Commodities Strategy Fund	32%

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Royal Bank of Canada			U.S. TIP Notes
0.24%			0.13%
Due 01/03/17	$33,684,738	$33,685,636	04/15/20	$32,988,700	$34,358,487

UMB Financial Corp.			Federal Farm Credit Bank
0.24%			0.60% - 0.85%
Due 01/03/17	25,500,648	25,501,328	04/05/17 - 05/17/17	20,989,000	21,002,488
			Federal Home Loan Bank
			0.88%
			05/24/17	5,000,000	5,009,097
				$25,989,000	$26,011,584

HSBC Securities, Inc.			U.S. Treasury Notes
0.28%			4.25%
Due 01/03/17	25,500,648	25,501,442	11/15/40	16,267,000	19,731,208
			U.S. Treasury Strips
			0.00%
			11/15/27	8,479,800	6,279,462
				$24,746,800	$26,010,670

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund - Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At December 31, 2016, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received[a]	Net Amount	Cash Collateral Invested	Cash Collateral Received	Total Collateral
Long Short Equity Fund	$358,339	$(358,339)	$—	$374,152	$—	$374,152
Multi-Hedge Strategies Fund	17,171	(17,171)	—	17,793	—	17,793

[a]	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

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In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

7. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Multi-Hedge Strategies Fund	Swap equity contracts	$23,464	$—	$23,464	$23,464	$—	$—

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NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Multi-Hedge Strategies Fund	Swap equity contracts	$81,029	$—	$81,029	$23,464	$57,565	$—

8. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund intend to invest up to 25% of their assets in the Subsidiary which is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Funds have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2016, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Expired	Utilized	Total
Long Short Equity Fund	$9,499,819	$—	$9,499,819
Global Managed Futures Strategy Fund	—	—	—-
Multi-Hedge Strategies Fund	3,471,993	350,954	3,822,947
Commodities Strategy Fund	4,932,556	4,257	4,936,813

The tax character of distributions paid during the year ended December 31, 2016 are as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Long Short Equity Fund	$—	$—	$—	$—
Global Managed Futures Strategy Fund	581,108	—	—	581,108
Multi-Hedge Strategies Fund	48,562	—	—	48,562
Commodities Strategy Fund	—	—	—	—

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2015 are as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Long Short Equity Fund	$—	$—	$—	$—
Global Managed Futures Strategy Fund	315,444	432,664	—	748,108
Multi-Hedge Strategies Fund	297,376	—	—	297,376
Commodities Strategy Fund	—	—	—	—

The tax character of distributable earnings/(accumulated losses) as of December 31, 2016 are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward
Long Short Equity Fund	$35,125	$—	$1,884,480	$(769,343)
Global Managed Futures Strategy Fund	224,098	—	(390,852)	(2,000,738)
Multi-Hedge Strategies Fund	—	—	678,091	(3,769,987)
Commodities Strategy Fund	—	—	(1,628,186)	(9,386,140)

For Federal income tax purposes capital loss carryfowards represent realized losses that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010 such capital losses may be carried forward for a maximum of eight years. Pursuant to the RIC Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 without expiration and retain their short and/or long-term character. However, post-enactment losses must be utilized prior to pre-enactment capital loss carryfowards. As a result of this ordering rule pre-enactment carryfowards are more likely to expire unused. As of December 31, 2016 capital loss carryfowards for the Funds were as follows:

			Unlimited
Fund	Expires in 2017	Expires in 2018	Short-Term	Long-Term	Total Capital Loss Carryforward
Long Short Equity Fund	$—	$—	$(769,343)	$—	$(769,343)
Global Managed Futures Strategy Fund	—	—	(1,055,077)	(945,661)	(2,000,738)
Multi-Hedge Strategies Fund	(3,551,038)	(218,949)	—	—	(3,769,987)*
Commodities Strategy Fund	(9,377,788)	—	(5,285)	(3,067)	(9,386,140)

*

In accordance with section 382 of the Internal Revenue Code a portion of certain Fund losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, return of capital on investments, foreign currency gains and losses, mark to market of derivatives, investments in subsidiary, and net operating losses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Long Short Equity Fund	$(9,524,678)	$21,145	$9,503,533
Global Managed Futures Strategy Fund	(1,685,904)	172,367	1,513,537
Multi-Hedge Strategies Fund	(4,605,839)	156,741	4,449,098
Commodities Strategy Fund	(5,120,844)	18,635	5,102,209

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Tax Unrealized Appreciation/ (Depreciation)
Long Short Equity Fund	$31,025,174	$2,426,480	$(632,984)	$1,793,496
Global Managed Futures Strategy Fund	14,791,266	—	(449,958)	(449,958)
Multi-Hedge Strategies Fund	44,171,246	2,138,723	(1,178,286)	960,437
Commodities Strategy Fund	6,200,282	—	(1,727,822)	(1,727,822)

9. Securities Transactions

For the year ended December 31, 2016, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$113,102,227	$112,009,844
Global Managed Futures Strategy Fund	5,066,858	4,800,000
Multi-Hedge Strategies Fund	65,368,413	68,136,454
Commodities Strategy Fund	6,021,110	4,800,000

10. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm

Transactions during the year ended December 31, 2016, in which the portfolio company is an “affiliated person,” were as follows:

Affiliated issuers by Fund	Value 12/31/15	Additions	Reductions	Value 12/31/16	Shares 12/31/16	Investment Income	Realized Gain (Loss)
Long Short Equity Fund
Guggenheim Strategy Fund I	$1,532,873	$23,118	$(750,000)	$815,870	32,635	$23,078	$1,198
Guggenheim Strategy Fund II	10,974	245	—	11,306	453	246	—
	1,543,847	23,363	(750,000)	827,176		23,324	1,198

Global Managed Futures Strategy Fund
Guggenheim Strategy Fund I	1,618,777	1,524,577	(1,300,000)	1,844,999	73,800	14,459	(1,478)
Guggenheim Strategy Fund II	4,402,440	1,345,252	(2,500,000)	3,259,746	130,651	85,568	(23,070)
Guggenheim Strategy Fund III	2,505,437	58,123	(1,000,000)	1,579,470	63,255	58,340	(1,604)
Guggenheim Variable Insurance Strategy Fund III	3,527,062	2,138,906	—	5,720,965	228,564	138,720	—
	12,053,716	5,066,858	(4,800,000)	12,405,180		297,087	(26,152)

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NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated issuers by Fund	Value 12/31/15	Additions	Reductions	Value 12/31/16	Shares 12/31/16	Investment Income	Realized Gain (Loss)
Multi-Hedge Strategies Fund
Advent Claymore Convertible Securities and Income Fund	$4,245	$—	$(649)	$3,934	268	$349	$(96)
Advent Claymore Convertible Securities and Income Fund II	83,999	—	—	88,994	15,135	8,537	—
Advent/Claymore Enhanced Growth & Income Fund	26,530	—	—	26,658	3,208	2,695	—
Guggenheim Enhanced Equity Income Fund	5,583	—	(5,814)	—	—	349	22
Guggenheim Enhanced Equity Strategy Fund	5,472	—	(1,830)	3,731	231	673	(101)
Guggenheim Equal Weight Enhanced Equity Income Fund	3,873	—	(334)	3,552	217	311	13
Guggenheim Strategy Fund I	258,042	2,502,147	(2,750,000)	11,308	452	2,151	(222)
Guggenheim Strategy Fund II	508,221	3,528	(500,000)	11,898	477	3,603	(4,434)
Managed Duration Investment Grade Municipal Fund	5,463	—	(5,743)	—	—	122	490
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	171,216	—	—	185,358	16,639	6,769	—
Western Asset/Claymore Inflation-Linked Securities & Income Fund	154,872	—	—	168,205	14,652	5,626	—
	1,227,516	2,505,675	(3,264,370)	503,638		31,185	(4,328)

Commodities Strategy Fund
Guggenheim Strategy Fund I	666,595	2,837,043	(2,200,000)	1,310,849	52,434	17,950	2,287
Guggenheim Strategy Fund II	722,633	3,184,067	(2,600,000)	1,314,879	52,701	24,059	(865)
	1,389,228	6,021,110	(4,800,000)	2,625,728		42,009	1,422

11. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 11, 2017. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2016. The Funds did not have any borrowings outstanding under this agreement at December 31, 2016.

The average daily balances borrowed for the year ended December 31, 2016, were as follows:

Fund	Average Daily Balance
Long Short Equity Fund	$2,892

12. Reverse Share Split

Effective December 1, 2016, a reverse share split occured for the following fund:

Fund	Split Type
Commodities Strategy Fund	One-for-Sixteen Reverse Split

The effect of this transactions was to divide the number of outstanding shares of the Fund by the respective split ratio, resulting in a corresponding increase in the net asset value per share. The share transactions presented in the Statements of Changes in Net Assets and the Per Share Data in the Financial Highlights for each of the periods presented prior to the effective date have been restated to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

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NOTES TO FINANCIAL STATEMENTS (continued)

13. Consolidation of Subsidiary

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. Holdings specific to the Subsidiary are footnoted on the Consolidated Schedule of Investments. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the account balances of both the respective Fund and the Subsidiary.

See the table below for details regarding the structure, incorporation and relationship as of period end of the Funds.

Global Managed Futures Strategy Fund
Inception Date of Subsidiary	11/07/08
Consolidated Fund Net Assets	$14,781,532
% of Net Assets of the Fund at December 31, 2016	5.3%
Subsidiary Financial Statement Information
Total assets	$786,419
Total liabilities	(1,134)
Net assets	$787,553

Net investment income (loss)	$(17,825)
Net realized gain (loss)	(1,665,675)
Net change in unrealized appreciation (depreciation)	(122,005)
Increase (decrease) in net assets resulting from operations	$(1,805,505)

Multi-Hedge Strategies Fund
Inception Date of Subsidiary	04/15/09
Consolidated Fund Net Assets	$47,953,359
% of Net Assets of the Fund at December 31, 2016	2.1%
Subsidiary Financial Statement Information
Total assets	$1,022,513
Total liabilities	(2,668)
Net assets	$1,025,181

Net investment income (loss)	$(26,731)
Net realized gain (loss)	(972,215)
Net change in unrealized appreciation (depreciation)	(44,787)
Increase (decrease) in net assets resulting from operations	$(1,043,733)

Commodities Strategy Fund
Inception Date of Subsidiary	07/21/09
Consolidated Fund Net Assets	$4,498,289
% of Net Assets of the Fund at December 31, 2016	17.7%
Subsidiary Financial Statement Information
Total assets	$786,570
Total liabilities	(11,093)
Net assets	$797,663

Net investment income (loss)	$(8,422)
Net realized gain (loss)	(169,653)
Net change in unrealized appreciation (depreciation)	205,433
Increase (decrease) in net assets resulting from operations	$27,358

14. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The

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NOTES TO FINANCIAL STATEMENTS (continued)

plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but any party might ask the Court to direct entry of a final judgment in order to make the order immediately appealable.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust Action”). Its funds may also be putative members of the proposed defendant classes in Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust Action”) and Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Creditor Trust Action and Reichman allege claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer. The Litigation Trust Action alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

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NOTES TO FINANCIAL STATEMENTS (concluded)

On April 7, 2014, the plaintiff filed a Third Amended Complaint in the Creditor Trust Action, a Second Amended Complaint in the Litigation Trust Action, and an Amended Complaint in Reichman.

On May 8, 2014, the plaintiff in the Litigation Trust Action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the intentional fraudulent transfer claims in the Creditor Trust Action, the Litigation Trust Action, and in Reichman, but denied the motion to dismiss the constructive fraudulent transfer claims in the Creditor Trust Action and in Reichman. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff has appealed the dismissal to the U.S. District Court for the Southern District of New York.

On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust Action and Reichman in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. The U.S. District Court for the Southern District of New York has not yet accepted the Bankruptcy Court’s recommendation or entered a final judgment.

On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust Action and remanded to the Bankruptcy Court for further proceedings. The District Court found that the fraudulent intent that mattered was that of Lyondell’s CEO, not its board, because the CEO’s intent could be imputed to Lyondell under Delaware law agency principles. The District Court did note, however, that plaintiff faces a high standard for proving “actual intent” to harm creditors, and that it remains to be seen whether plaintiff will be able to make this showing. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. In light of this ruling, the federal intentional fraudulent conveyance claim will move forward before the Bankruptcy Court, but a schedule for that case has not yet been set.

These lawsuits do not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

70 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim Long Short Equity Fund, Guggenheim Global Managed Futures Strategy Fund (consolidated), Guggenheim Multi-Hedge Strategies Fund (consolidated) and Rydex Commodities Strategy Fund (consolidated) (four of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (four of the series constituting the Rydex Variable Trust) at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 28, 2017

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OTHER INFORMATION (Unaudited)

Tax Information

In January 2017, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2016.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Fund	% Qualifying
Global Managed Futures Strategy Fund	0%
Multi-Hedge Strategies Fund	0%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

72 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	President and Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	230

Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Angela Brock-Kyle***** (1959)	Trustee from August 2016 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	135	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	135	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	135	Epiphany Funds (4) (2009-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Vice Chairman of the Board from 2014 to present (Chairman of the Board from 2006 to 2014); Trustee and Member of the Audit Committee from 1997 to present; Chairman (since 2014) and Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	135	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Trustee and Member of the Audit Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	135	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Member of the Nominating Committee from 2005 to present; and Member of the Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	135	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Chairman and Member of the Nominating Committee from 2004 to present; Chairman and Member of the Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	135	None.
Sandra G. Sponem***** (1958)	Trustee from August 2016 to present.	Current: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-present).	135	None.

74 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (1999-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Joanna M. Catalucci (1966)	AML Officer (2016-present)

Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Managing Director of Transparent Value, LLC (April 2015-present); Managing Director of Guggenheim Investments (April 2015-present).

Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

THE RYDEX FUNDS ANNUAL REPORT | 75

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.
*****	Mses. Brock-Kyle and Sponem commence serving as independent Trustees effective August 18, 2016.

76 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

THE RYDEX FUNDS ANNUAL REPORT | 77

12.31.2016

Rydex Variable Trust Annual Report

Domestic Equity Funds
Nova Fund
Inverse S&P 500® Strategy Fund
NASDAQ-100® Fund
Inverse NASDAQ-100® Strategy Fund
S&P 500® 2x Strategy Fund
NASDAQ-100® 2x Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 2x Strategy Fund
Russell 2000® 1.5x Strategy Fund
Inverse Russell 2000® Strategy Fund
Dow 2x Strategy Fund
Inverse Dow 2x Strategy Fund

Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund

Money Market Fund
U.S. Government Money Market Fund

GuggenheimInvestments.com	RVATB1-ANN-2-1216x1217

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	9
INVERSE S&P 500® STRATEGY FUND	21
NASDAQ-100® FUND	28
INVERSE NASDAQ-100® STRATEGY FUND	36
S&P 500® 2x STRATEGY FUND	43
NASDAQ-100® 2x STRATEGY FUND	55
MID-CAP 1.5x STRATEGY FUND	63
INVERSE MID-CAP STRATEGY FUND	74
RUSSELL 2000® 2x STRATEGY FUND	81
RUSSELL 2000® 1.5x STRATEGY FUND	106
INVERSE RUSSELL 2000® STRATEGY FUND	131
DOW 2x STRATEGY FUND	138
INVERSE DOW 2x STRATEGY FUND	145
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	152
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	159
HIGH YIELD STRATEGY FUND	166
U.S. GOVERNMENT MONEY MARKET FUND	173
NOTES TO FINANCIAL STATEMENTS	179
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	201
OTHER INFORMATION	202
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	203
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	207

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2016

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 17 of our Funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2016.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
January 31, 2017

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2016

The NASDAQ-100® Fund may not be suitable for all investors. ● Investing in Rydex NASDAQ-100® Fund involves certain risks, which may include increased volatility due to the use of futures and the possibility that companies in which the Fund invests may not be commercially successful or may become obsolete more quickly. ● There are no assurances that any Rydex Fund will achieve its objective and/or strategy. This Fund is subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective and may decrease the Fund’s performance. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

The Government Long Bond 1.2x Strategy and Inverse Government Long Bond Strategy Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged Funds’ holdings consistent with their strategies, as frequently as daily. ● In general, bond prices rise when interest rates fall, and vice versa. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities is also subject to greater fluctuations as a result of changes in interest rates. ● It is important to note that the funds are not guaranteed by the U.S. government. ● There are no assurances that any Guggenheim fund will achieve its objective and/or strategy. These Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective, and may decrease the Fund’s performance. ● For more on these and other risks, please read the prospectus.

The U.S. Government Money Market Fund may not be suitable for all investors. ● An investment in the Rydex U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The High Yield Strategy Fund may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options, and swap agreements will expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. ● The Fund’s exposure to the high yield bond market may subject the Fund to greater volatility because (i) it will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2016

Behind the performance numbers for the past 12 months are a multitude of events that unfolded throughout 2016, including an increase in U.S. corporate defaults, several quarters of negative earnings growth, stubbornly low inflation across the globe, the British vote to exit the European Union, and a U.S. presidential election outcome that defied investor expectations and polling trends. That was on top of one of the worst selloffs for U.S. corporate bonds since the financial crisis in the first six weeks of the year, and one of the worst selloffs in government bonds since 2013’s taper tantrum in the fourth quarter, and the Standard & Poor’s 500® (“S&P 500”) Index* falling almost 11% early in the year. Nevertheless, or perhaps because of all the pre-election turmoil, between election day and the end of December, the S&P 500 rallied 4.6%, high-yield spreads tightened 83 basis points, and 10-year Treasury yields rose 57 basis points.

The market reaction to the outcome of the U.S. presidential election set the stage for the U.S. Federal Reserve (the “Fed”) to hike in December. As widely expected, the Fed raised target interest rates by 25 basis points from a range of 0.25–0.50% to 0.50–0.75%. More importantly, the Federal Open Market Committee (“FOMC”) now projects three rate increases in 2017, up from two in September.

The upward shift appears to reflect the view that there may be less room for accommodative policy to continue in light of recent labor market data. We believe the participation rate introduces meaningful uncertainty to the pace of Fed tightening. In 2016, a rising participation rate helped keep the Fed at bay for most of the year as it stabilized the unemployment rate slightly above what the Fed considers full employment. However, the participation trend reversed in October and November, causing the unemployment rate to decline to only 4.7% by December.

Early indications that fiscal spending (and/or tax cuts) will be prioritized in the new administration suggest that the risks to real Gross Domestic Product (“GDP”) growth in 2017 and 2018 are now skewed to the upside. U.S. real GDP grew by 3.5% in the third quarter, up from 1.4% in the second quarter. We expect output to rise by around 2% on average in coming quarters, a bit faster than the trend rate over the past year, as drags from past dollar strength and an inventory adjustment cycle fade.

A post-election rise in consumer confidence, along with continued income growth and healthier household balance sheets, bodes well for consumption in the coming quarters. The trend rate of job growth should slow as we near full employment. Even so, the unemployment rate should continue to fall toward 4.0% as employment growth outstrips labor force growth. A tighter labor market will begin to put more upward pressure on wage growth, which is being held back by meager productivity gains. An improving labor market, low borrowing costs, and rising household formation will continue to bolster housing, as evidenced by housing starts at cyclical highs. Key inflation measures will rise over the next year due to energy price base effects and reductions in labor market slack.

Given our view that the Fed will raise rates three, possibly four, times in 2017, the effects of monetary policy divergence will be important to watch as two major central banks, the European Central Bank (“ECB”) and the Bank of Japan (“BOJ”), continue their purchase programs. In December, the ECB committed to extend its asset-purchase program through the end of 2017, albeit at a reduced monthly pace of €60 billion (from €80 billion currently) beginning in April. The ECB also changed its criteria for asset purchases, allowing the purchase of sovereign bonds with yields lower than the -0.40% deposit rate. In our view, the extension of the program to at least the end of 2017 makes it highly likely that the ECB will continue to buy assets well into 2018. The growing gap in policy rates and global yields could drive further U.S. dollar appreciation, which would weigh on oil prices and stem the recovery in the energy market. Currently, our oil model projects oil prices will remain below $60 per barrel through the end of 2017.

For the one-year period ended December 31, 2016, the S&P 500® Index returned 11.96%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 1.00%. The return of the MSCI Emerging Markets Index* was 11.19%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 2.65% return for the year, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 17.13%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.33% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2016

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Bloomberg Barclays Long U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The Long U.S. Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on the Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

Dow Jones Industrial AverageSM (“DJIA”) is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow back in 1896.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2016 and ending December 31, 2016.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund	1.56%	11.02%	$ 1,000.00	$ 1,110.20	$ 8.30
Inverse S&P 500® Strategy Fund	1.71%	(7.30%)	1,000.00	927.00	8.31
NASDAQ-100® Fund	1.59%	10.17%	1,000.00	1,101.70	8.42
Inverse NASDAQ-100® Strategy Fund	1.74%	(10.02%)	1,000.00	899.80	8.33
S&P 500® 2x Strategy Fund	1.71%	14.56%	1,000.00	1,145.60	9.25
NASDAQ-100® 2x Strategy Fund	1.74%	20.61%	1,000.00	1,206.10	9.68
Mid-Cap 1.5x Strategy Fund	1.71%	17.21%	1,000.00	1,172.10	9.36
Inverse Mid-Cap Strategy Fund	1.71%	(11.00%)	1,000.00	890.00	8.15
Russell 2000® 2x Strategy Fund	1.74%	36.63%	1,000.00	1,366.30	10.38
Russell 2000® 1.5x Strategy Fund	1.77%	28.19%	1,000.00	1,281.90	10.18
Inverse Russell 2000® Strategy Fund	1.75%	(16.81%)	1,000.00	831.90	8.08
Dow 2x Strategy Fund	1.76%	23.09%	1,000.00	1,230.90	9.90
Inverse Dow 2x Strategy Fund	1.76%	(20.69%)	1,000.00	793.10	7.95
Government Long Bond 1.2x Strategy Fund	1.26%	(17.47%)	1,000.00	825.30	5.80
Inverse Government Long Bond Strategy Fund	3.53%	15.68%	1,000.00	1,156.80	19.19
High Yield Strategy Fund	1.55%	3.59%	1,000.00	1,035.90	7.95
U.S. Government Money Market Fund	0.44%	0.00%	1,000.00	1,000.00	2.22

Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund	1.56%	5.00%	$ 1,000.00	$ 1,017.34	$ 7.93
Inverse S&P 500® Strategy Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
NASDAQ-100® Fund	1.59%	5.00%	1,000.00	1,017.19	8.08
Inverse NASDAQ-100® Strategy Fund	1.74%	5.00%	1,000.00	1,016.43	8.84
S&P 500® 2x Strategy Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
NASDAQ-100® 2x Strategy Fund	1.74%	5.00%	1,000.00	1,016.43	8.84
Mid-Cap 1.5x Strategy Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Inverse Mid-Cap Strategy Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Russell 2000® 2x Strategy Fund	1.74%	5.00%	1,000.00	1,016.43	8.84
Russell 2000® 1.5x Strategy Fund	1.77%	5.00%	1,000.00	1,016.28	9.00
Inverse Russell 2000® Strategy Fund	1.75%	5.00%	1,000.00	1,016.38	8.89
Dow 2x Strategy Fund	1.76%	5.00%	1,000.00	1,016.33	8.94
Inverse Dow 2x Strategy Fund	1.76%	5.00%	1,000.00	1,016.33	8.94
Government Long Bond 1.2x Strategy Fund	1.26%	5.00%	1,000.00	1,018.85	6.41
Inverse Government Long Bond Strategy Fund	3.53%	5.00%	1,000.00	1,007.41	17.86
High Yield Strategy Fund	1.55%	5.00%	1,000.00	1,017.39	7.88
U.S. Government Money Market Fund	0.44%	5.00%	1,000.00	1,022.99	2.24

[1]

This ratio represents annualized Net Expenses, which include interest expense related to securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.72%. Excludes expenses of the underlying funds in which the Funds invest.

[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2016 to December 31, 2016.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2016, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index. Nova Fund returned 15.72%, while the S&P 500 Index returned 11.96% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Information Technology and Financials. The Health Care sector was the only detractor from return of the underlying index for the period; the Real Estate sector contributed least.

JPMorgan Chase & Co., Exxon Mobil Corp., and AT&T, Inc. contributed the most to performance of the underlying index for 2016. Allergan plc, Gilead Sciences, Inc., and Alexion Pharmaceuticals, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	27.1%
Guggenheim Strategy Fund II	19.2%
Apple, Inc.	0.2%
Microsoft Corp.	0.1%
Exxon Mobil Corp.	0.1%
Johnson & Johnson	0.1%
Berkshire Hathaway, Inc. — Class B	0.1%
JPMorgan Chase & Co.	0.1%
Amazon.com, Inc.	0.1%
General Electric Co.	0.1%
Top Ten Total	47.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Nova Fund	15.72%	19.93%	6.26%
S&P 500 Index	11.96%	14.66%	6.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
NOVA FUND

	Shares	Value

COMMON STOCKS† - 5.5%

Consumer, Non-cyclical - 1.3%
Johnson & Johnson	300	$34,562
Procter & Gamble Co.	295	24,804
Pfizer, Inc.	670	21,762
Merck & Company, Inc.	304	17,896
Coca-Cola Co.	428	17,745
UnitedHealth Group, Inc.	105	16,804
PepsiCo, Inc.	158	16,532
Philip Morris International, Inc.	171	15,645
Altria Group, Inc.	215	14,538
Amgen, Inc.	82	11,988
AbbVie, Inc.	179	11,209
Medtronic plc	152	10,826
Bristol-Myers Squibb Co.	184	10,753
Gilead Sciences, Inc.	145	10,383
Celgene Corp.*	86	9,955
Allergan plc*	41	8,610
Eli Lilly & Co.	107	7,870
Mondelez International, Inc. — Class A	170	7,537
Biogen, Inc.*	24	6,806
Colgate-Palmolive Co.	98	6,413
Abbott Laboratories	162	6,222
Thermo Fisher Scientific, Inc.	44	6,208
Kraft Heinz Co.	66	5,763
Automatic Data Processing, Inc.	51	5,241
Danaher Corp.	67	5,215
Reynolds American, Inc.	92	5,156
PayPal Holdings, Inc.*	125	4,934
Aetna, Inc.	39	4,836
Express Scripts Holding Co.*	69	4,746
Kimberly-Clark Corp.	40	4,565
Anthem, Inc.	29	4,169
Stryker Corp.	34	4,074
General Mills, Inc.	65	4,015
Becton Dickinson and Co.	23	3,808
Cigna Corp.	28	3,735
Kroger Co.	104	3,589
Ecolab, Inc.	30	3,517
McKesson Corp.	25	3,511
Humana, Inc.	17	3,469
Boston Scientific Corp.*	150	3,245
S&P Global, Inc.	29	3,119
Sysco Corp.	56	3,101
Constellation Brands, Inc. — Class A	20	3,067
Alexion Pharmaceuticals, Inc.*	25	3,059
Zoetis, Inc.	55	2,944
Regeneron Pharmaceuticals, Inc.*	8	2,937
Archer-Daniels-Midland Co.	64	2,922
St. Jude Medical, Inc.	32	2,566
Intuitive Surgical, Inc.*	4	2,537
Cardinal Health, Inc.	35	2,519
HCA Holdings, Inc.*	33	2,442
Baxter International, Inc.	54	2,394
Zimmer Biomet Holdings, Inc.	22	2,270
Edwards Lifesciences Corp.*	24	2,249
Kellogg Co.	28	2,064
Illumina, Inc.*	16	2,049
Monster Beverage Corp.*	45	1,995
Vertex Pharmaceuticals, Inc.*	27	1,989
Tyson Foods, Inc. — Class A	32	1,974
Molson Coors Brewing Co. — Class B	20	1,946
Mylan N.V.*	51	1,946
Estee Lauder Companies, Inc. — Class A	25	1,912
Dr Pepper Snapple Group, Inc.	21	1,904
Conagra Brands, Inc.	46	1,819
CR Bard, Inc.	8	1,797
JM Smucker Co.	14	1,793
Moody’s Corp.	19	1,791
Clorox Co.	14	1,680
Nielsen Holdings plc	38	1,594
H&R Block, Inc.	69	1,586
Hershey Co.	15	1,551
Equifax, Inc.	13	1,537
Henry Schein, Inc.*	10	1,517
Mead Johnson Nutrition Co. — Class A	21	1,486
AmerisourceBergen Corp. — Class A	19	1,486
DENTSPLY SIRONA, Inc.	25	1,443
Laboratory Corporation of America Holdings*	11	1,412
Verisk Analytics, Inc. — Class A*	17	1,380
Quest Diagnostics, Inc.	15	1,379
Perrigo Company plc	16	1,332
Church & Dwight Company, Inc.	30	1,326
Campbell Soup Co.	21	1,270
Hologic, Inc.*	31	1,244
McCormick & Company, Inc.	13	1,213
Global Payments, Inc.	17	1,180
Western Union Co.	54	1,173
DaVita, Inc.*	17	1,091
Whole Foods Market, Inc.	35	1,077
Centene Corp.*	19	1,074
Universal Health Services, Inc. — Class B	10	1,064
United Rentals, Inc.*	10	1,056
Hormel Foods Corp.	30	1,044
Cintas Corp.	9	1,040
Coty, Inc. — Class A	52	952
Brown-Forman Corp. — Class B	20	898
Varian Medical Systems, Inc.*	10	898
Total System Services, Inc.	18	883
Cooper Companies, Inc.	5	875
Envision Healthcare Corp.*	13	823
Avery Dennison Corp.	10	702
Robert Half International, Inc.	14	683
Mallinckrodt plc*	12	598
Quanta Services, Inc.*	17	592
Patterson Companies, Inc.	10	410
Endo International plc*	22	362
Lamb Weston Holdings, Inc.*	1	13
Total Consumer, Non-cyclical		478,685

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
NOVA FUND

	Shares	Value

Financial - 1.0%
Berkshire Hathaway, Inc. — Class B*	210	$34,226
JPMorgan Chase & Co.	395	34,084
Wells Fargo & Co.	499	27,500
Bank of America Corp.	1,116	24,664
Citigroup, Inc.	314	18,661
Visa, Inc. — Class A	206	16,072
Mastercard, Inc. — Class A	105	10,841
Goldman Sachs Group, Inc.	41	9,816
U.S. Bancorp	176	9,041
American International Group, Inc.	108	7,054
Chubb Ltd.	52	6,870
Morgan Stanley	159	6,718
MetLife, Inc.	122	6,574
PNC Financial Services Group, Inc.	54	6,316
American Express Co.	85	6,297
Simon Property Group, Inc.	35	6,218
Bank of New York Mellon Corp.	117	5,543
BlackRock, Inc. — Class A	14	5,328
Charles Schwab Corp.	133	5,250
American Tower Corp. — Class A	47	4,967
Prudential Financial, Inc.	47	4,891
Capital One Financial Corp.	53	4,624
CME Group, Inc. — Class A	38	4,383
BB&T Corp.	90	4,232
Travelers Companies, Inc.	32	3,917
Marsh & McLennan Companies, Inc.	57	3,853
Intercontinental Exchange, Inc.	66	3,724
Public Storage	16	3,576
Crown Castle International Corp.	40	3,471
Aon plc	29	3,234
Discover Financial Services	44	3,172
Synchrony Financial	87	3,155
Aflac, Inc.	45	3,132
Prologis, Inc.	59	3,115
State Street Corp.	40	3,109
Allstate Corp.	41	3,039
SunTrust Banks, Inc.	54	2,962
Equinix, Inc.	8	2,859
Welltower, Inc.	40	2,677
M&T Bank Corp.	17	2,659
AvalonBay Communities, Inc.	15	2,657
Equity Residential	41	2,639
Weyerhaeuser Co.	83	2,497
Ventas, Inc.	39	2,438
Progressive Corp.	64	2,272
Boston Properties, Inc.	18	2,264
Fifth Third Bancorp	83	2,239
KeyCorp	119	2,174
Northern Trust Corp.	23	2,048
T. Rowe Price Group, Inc.	27	2,032
Hartford Financial Services Group, Inc.	42	2,001
Citizens Financial Group, Inc.	56	1,995
Vornado Realty Trust	19	1,983
Regions Financial Corp.	136	1,953
Ameriprise Financial, Inc.	17	1,886
Digital Realty Trust, Inc.	18	1,769
Principal Financial Group, Inc.	30	1,736
Realty Income Corp.	30	1,724
Willis Towers Watson plc	14	1,712
Lincoln National Corp.	25	1,657
Essex Property Trust, Inc.[1]	7	1,628
Alliance Data Systems Corp.	7	1,600
General Growth Properties, Inc.	64	1,599
Huntington Bancshares, Inc.	120	1,586
HCP, Inc.	52	1,545
Host Hotels & Resorts, Inc.	82	1,545
Franklin Resources, Inc.	39	1,544
Loews Corp.	30	1,405
Invesco Ltd.	45	1,365
Comerica, Inc.	19	1,294
Cincinnati Financial Corp.	17	1,288
Federal Realty Investment Trust	9	1,279
Mid-America Apartment Communities, Inc.	13	1,273
Unum Group	27	1,186
SL Green Realty Corp.	11	1,183
Kimco Realty Corp.	47	1,183
Extra Space Storage, Inc.	15	1,159
XL Group Ltd.	30	1,118
UDR, Inc.	30	1,094
E*TRADE Financial Corp.*	30	1,040
Arthur J Gallagher & Co.	20	1,039
CBRE Group, Inc. — Class A*	33	1,039
Macerich Co.	14	992
Torchmark Corp.	13	959
Zions Bancorporation	22	947
Iron Mountain, Inc.	27	877
Nasdaq, Inc.	13	873
Affiliated Managers Group, Inc.*	6	872
Apartment Investment & Management Co. — Class A	17	773
People’s United Financial, Inc.	34	658
Assurant, Inc.	6	557
Navient Corp.	33	542
Total Financial		400,542

Technology - 0.7%
Apple, Inc.	588	68,102
Microsoft Corp.	859	53,378
Intel Corp.	523	18,968
International Business Machines Corp.	95	15,769
Oracle Corp.	331	12,727
QUALCOMM, Inc.	164	10,693
Texas Instruments, Inc.	111	8,100
Accenture plc — Class A	68	7,965
Broadcom Ltd.	45	7,955
NVIDIA Corp.	59	6,298
Adobe Systems, Inc.*	56	5,766
salesforce.com, Inc.*	70	4,792
Hewlett Packard Enterprise Co.	184	4,258
Applied Materials, Inc.	119	3,840

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
NOVA FUND

	Shares	Value

Cognizant Technology Solutions Corp. — Class A*	68	$3,810
Intuit, Inc.	27	3,094
Micron Technology, Inc.*	130	2,850
HP, Inc.	189	2,805
Fidelity National Information Services, Inc.	36	2,723
Activision Blizzard, Inc.	75	2,708
Fiserv, Inc.*	25	2,657
Electronic Arts, Inc.*	33	2,599
Analog Devices, Inc.	34	2,469
Paychex, Inc.	36	2,192
Western Digital Corp.	31	2,106
Lam Research Corp.	18	1,903
Xilinx, Inc.	29	1,751
Autodesk, Inc.*	23	1,702
Linear Technology Corp.	27	1,683
Cerner Corp.*	34	1,611
Microchip Technology, Inc.	25	1,604
Skyworks Solutions, Inc.	21	1,568
Citrix Systems, Inc.*	17	1,518
Red Hat, Inc.*	20	1,394
KLA-Tencor Corp.	17	1,338
Akamai Technologies, Inc.*	19	1,267
Seagate Technology plc	33	1,260
CA, Inc.	35	1,112
NetApp, Inc.	31	1,093
Xerox Corp.	94	821
Qorvo, Inc.*	14	738
CSRA, Inc.	17	541
Dun & Bradstreet Corp.	4	485
Teradata Corp.*	14	380
Pitney Bowes, Inc.	20	304
Total Technology		282,697

Communications - 0.7%
Amazon.com, Inc.*	44	32,995
Facebook, Inc. — Class A*	258	29,684
AT&T, Inc.	678	28,835
Alphabet, Inc. — Class A*	33	26,151
Alphabet, Inc. — Class C*	33	25,470
Verizon Communications, Inc.	450	24,021
Comcast Corp. — Class A	263	18,160
Walt Disney Co.	162	16,883
Cisco Systems, Inc.	554	16,742
Time Warner, Inc.	86	8,302
Priceline Group, Inc.*	5	7,330
Charter Communications, Inc. — Class A*	24	6,910
Netflix, Inc.*	48	5,942
Yahoo!, Inc.*	97	3,751
eBay, Inc.*	115	3,414
Twenty-First Century Fox, Inc. — Class A	117	3,281
CBS Corp. — Class B	43	2,735
Omnicom Group, Inc.	26	2,213
Level 3 Communications, Inc.*	32	1,804
Symantec Corp.	69	1,648
Expedia, Inc.	14	1,586
Twenty-First Century Fox, Inc. — Class B	55	1,499
Motorola Solutions, Inc.	18	1,492
CenturyLink, Inc.	60	1,427
Viacom, Inc. — Class B	38	1,334
Juniper Networks, Inc.	42	1,187
Interpublic Group of Companies, Inc.	44	1,030
F5 Networks, Inc.*	7	1,013
Scripps Networks Interactive, Inc. — Class A	11	785
VeriSign, Inc.*	10	761
Discovery Communications, Inc. — Class C*	24	643
TripAdvisor, Inc.*	13	603
TEGNA, Inc.	24	513
News Corp. — Class A	42	481
Discovery Communications, Inc. — Class A*	17	466
Frontier Communications Corp.	129	436
News Corp. — Class B	13	153
Total Communications		281,680

Industrial - 0.6%
General Electric Co.	977	30,873
3M Co.	66	11,786
Boeing Co.	63	9,808
Honeywell International, Inc.	84	9,731
Union Pacific Corp.	91	9,435
United Technologies Corp.	84	9,208
United Parcel Service, Inc. — Class B	76	8,713
Lockheed Martin Corp.	28	6,998
Caterpillar, Inc.	65	6,029
General Dynamics Corp.	32	5,525
FedEx Corp.	27	5,027
Raytheon Co.	33	4,686
Northrop Grumman Corp.	19	4,419
Illinois Tool Works, Inc.	35	4,285
Johnson Controls International plc	103	4,243
Emerson Electric Co.	72	4,013
CSX Corp.	103	3,701
Norfolk Southern Corp.	32	3,458
Eaton Corp. plc	50	3,355
Deere & Co.	32	3,297
Waste Management, Inc.	45	3,192
TE Connectivity Ltd.	39	2,702
Corning, Inc.	105	2,548
Cummins, Inc.	17	2,323
Amphenol Corp. — Class A	34	2,285
Roper Technologies, Inc.	12	2,197
Ingersoll-Rand plc	29	2,176
Parker-Hannifin Corp.	15	2,100
Vulcan Materials Co.	16	2,002
Stanley Black & Decker, Inc.	17	1,950
Rockwell Automation, Inc.	14	1,882
Fortive Corp.	33	1,770
Agilent Technologies, Inc.	36	1,640
Martin Marietta Materials, Inc.	7	1,551
Ball Corp.	20	1,501

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
NOVA FUND

	Shares	Value

TransDigm Group, Inc.	6	$1,494
Republic Services, Inc. — Class A	26	1,483
Textron, Inc.	30	1,457
Harris Corp.	14	1,435
WestRock Co.	28	1,422
L-3 Communications Holdings, Inc.	9	1,369
Dover Corp.	18	1,349
Rockwell Collins, Inc.	14	1,299
AMETEK, Inc.	26	1,264
Mettler-Toledo International, Inc.*,1	3	1,255
Waters Corp.*	9	1,210
CH Robinson Worldwide, Inc.	16	1,172
Acuity Brands, Inc.	5	1,154
Masco Corp.	36	1,139
Expeditors International of Washington, Inc.	20	1,059
Snap-on, Inc.	6	1,028
Kansas City Southern	12	1,018
Pentair plc	18	1,009
Xylem, Inc.	20	990
J.B. Hunt Transport Services, Inc.	10	970
Fortune Brands Home & Security, Inc.	18	962
Sealed Air Corp.	21	952
Arconic, Inc.	48	890
Jacobs Engineering Group, Inc.*	14	798
Fluor Corp.	15	788
Allegion plc	11	704
Stericycle, Inc.*	9	693
PerkinElmer, Inc.	13	678
Flowserve Corp.	14	673
Garmin Ltd.	13	630
FLIR Systems, Inc.	15	543
Ryder System, Inc.	6	447
Total Industrial		213,743

Consumer, Cyclical - 0.5%
Home Depot, Inc.	134	17,966
Wal-Mart Stores, Inc.	166	11,474
McDonald’s Corp.	92	11,197
CVS Health Corp.	118	9,312
Starbucks Corp.	161	8,939
Costco Wholesale Corp.	49	7,845
Walgreens Boots Alliance, Inc.	94	7,779
NIKE, Inc. — Class B	147	7,472
Lowe’s Companies, Inc.	96	6,827
TJX Companies, Inc.	72	5,409
General Motors Co.	153	5,331
Ford Motor Co.	431	5,228
Target Corp.	63	4,550
Delta Air Lines, Inc.	82	4,034
Southwest Airlines Co.	68	3,389
Marriott International, Inc. — Class A	35	2,894
Ross Stores, Inc.	44	2,886
O’Reilly Automotive, Inc.*	10	2,784
American Airlines Group, Inc.	57	2,661
PACCAR, Inc.	39	2,492
Yum! Brands, Inc.	38	2,407
Carnival Corp.	46	2,395
AutoZone, Inc.*	3	2,369
Newell Brands, Inc.	53	2,366
United Continental Holdings, Inc.*	32	2,332
Dollar General Corp.	28	2,074
Delphi Automotive plc	30	2,020
Dollar Tree, Inc.*	26	2,007
VF Corp.	37	1,974
L Brands, Inc.	27	1,778
Fastenal Co.	33	1,550
Ulta Salon Cosmetics & Fragrance, Inc.*	6	1,530
Genuine Parts Co.	16	1,529
Royal Caribbean Cruises Ltd.	18	1,477
Whirlpool Corp.	8	1,454
CarMax, Inc.*	22	1,417
Mohawk Industries, Inc.*	7	1,398
WW Grainger, Inc.	6	1,394
Advance Auto Parts, Inc.	8	1,353
Best Buy Co., Inc.	30	1,280
Alaska Air Group, Inc.	14	1,242
Macy’s, Inc.	34	1,218
Harley-Davidson, Inc.	20	1,167
Tractor Supply Co.	15	1,137
Chipotle Mexican Grill, Inc. — Class A*	3	1,132
Coach, Inc.	31	1,086
Mattel, Inc.	39	1,075
Foot Locker, Inc.	15	1,063
LKQ Corp.*	34	1,042
DR Horton, Inc.	38	1,039
Darden Restaurants, Inc.	14	1,018
Lennar Corp. — Class A	22	944
Kohl’s Corp.	19	938
Hasbro, Inc.	12	933
Tiffany & Co.	12	929
Wyndham Worldwide Corp.	12	916
Hanesbrands, Inc.	42	906
Goodyear Tire & Rubber Co.	29	895
Harman International Industries, Inc.	8	889
BorgWarner, Inc.	22	868
PVH Corp.	9	812
Wynn Resorts Ltd.	9	779
Michael Kors Holdings Ltd.*	18	774
Signet Jewelers Ltd.	8	754
Leggett & Platt, Inc.	15	733
Bed Bath & Beyond, Inc.	17	691
Staples, Inc.	72	652
Nordstrom, Inc.[1]	13	623
Under Armour, Inc. — Class A*,1	21	610
PulteGroup, Inc.	33	607
Ralph Lauren Corp. — Class A	6	542
The Gap, Inc.	24	539
Under Armour, Inc. — Class C*	20	503
AutoNation, Inc.*	7	341
Urban Outfitters, Inc.*	10	285
Total Consumer, Cyclical		196,255

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
NOVA FUND

	Shares	Value

Energy - 0.4%
Exxon Mobil Corp.	458	$41,340
Chevron Corp.	208	24,482
Schlumberger Ltd.	154	12,928
ConocoPhillips	137	6,869
EOG Resources, Inc.	64	6,469
Occidental Petroleum Corp.	84	5,983
Halliburton Co.	95	5,139
Kinder Morgan, Inc.	212	4,390
Anadarko Petroleum Corp.	62	4,323
Phillips 66	49	4,234
Pioneer Natural Resources Co.	19	3,421
Valero Energy Corp.	50	3,416
Spectra Energy Corp.	77	3,164
Baker Hughes, Inc.	47	3,054
Marathon Petroleum Corp.	58	2,920
Apache Corp.	42	2,666
Devon Energy Corp.	58	2,649
Williams Companies, Inc.	76	2,367
Concho Resources, Inc.*	16	2,122
Hess Corp.	29	1,806
Noble Energy, Inc.	47	1,789
Marathon Oil Corp.	93	1,610
National Oilwell Varco, Inc.	42	1,572
Cimarex Energy Co.	10	1,359
ONEOK, Inc.	23	1,320
Equities Corp.	19	1,243
Tesoro Corp.	14	1,224
Cabot Oil & Gas Corp. — Class A	52	1,215
Helmerich & Payne, Inc.[1]	12	929
Newfield Exploration Co.*	22	891
FMC Technologies, Inc.*	25	888
Range Resources Corp.	21	722
Transocean Ltd.*,1	43	634
Southwestern Energy Co.*	54	584
Chesapeake Energy Corp.*	82	576
Murphy Oil Corp.	18	560
First Solar, Inc.*,1	9	289
Total Energy		161,147

Utilities - 0.2%
NextEra Energy, Inc.	52	6,212
Duke Energy Corp.	76	5,899
Dominion Resources, Inc.	70	5,362
Southern Co.	108	5,313
Exelon Corp.	102	3,620
PG&E Corp.	56	3,404
American Electric Power Company, Inc.	54	3,400
Sempra Energy	28	2,818
Edison International	36	2,592
PPL Corp.	75	2,554
Consolidated Edison, Inc.	34	2,505
Public Service Enterprise Group, Inc.	57	2,501
Xcel Energy, Inc.	56	2,279
WEC Energy Group, Inc.	35	2,053
DTE Energy Co.	20	1,970
Eversource Energy	35	1,933
Entergy Corp.	20	1,469
FirstEnergy Corp.	47	1,456
American Water Works Co., Inc.	20	1,447
Ameren Corp.	27	1,416
CMS Energy Corp.	31	1,290
CenterPoint Energy, Inc.	48	1,183
SCANA Corp.	16	1,172
Pinnacle West Capital Corp.	13	1,014
Alliant Energy Corp.	25	947
AES Corp.	73	848
NiSource, Inc.	36	797
NRG Energy, Inc.	35	429
Total Utilities		67,883

Basic Materials - 0.1%
Dow Chemical Co.	125	7,153
EI du Pont de Nemours & Co.	96	7,046
Monsanto Co.	48	5,050
Praxair, Inc.	31	3,633
Air Products & Chemicals, Inc.	24	3,452
LyondellBasell Industries N.V. — Class A	37	3,174
PPG Industries, Inc.	30	2,843
Sherwin-Williams Co.	9	2,419
International Paper Co.	45	2,388
Nucor Corp.	36	2,143
Newmont Mining Corp.	59	2,010
Freeport-McMoRan, Inc.*	138	1,820
Eastman Chemical Co.	16	1,203
Mosaic Co.	39	1,144
International Flavors & Fragrances, Inc.	9	1,060
Albemarle Corp.	12	1,033
FMC Corp.	15	848
CF Industries Holdings, Inc.	26	818
Total Basic Materials		49,237

Diversified - 0.0%
Leucadia National Corp.	36	837

Total Common Stocks
(Cost $775,419)		2,132,706

MUTUAL FUNDS† - 46.3%
Guggenheim Strategy Fund I2	420,376	10,509,393
Guggenheim Strategy Fund II2	297,540	7,423,618
Total Mutual Funds
(Cost $17,879,475)		17,933,011

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
NOVA FUND

	Face Amount	Value

U.S. TREASURY BILLS†† - 1.9%
U.S. Treasury Bill
0.30% due 01/05/17[3,6]	$500,000	$499,990
0.46% due 01/12/17[3,4]	250,000	249,975
Total U.S. Treasury Bill		749,965
Total U.S. Treasury Bills
(Cost $749,947)		749,965

REPURCHASE AGREEMENTS††,5 - 10.5%
HSBC Securities, Inc. issued 12/30/16 at 0.28% due 01/03/17[6]	2,657,011	2,657,011
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	702,479	702,479
UMB Financial Corp. issued 12/30/16 at 0.24% due 01/03/17	702,479	702,479
Total Repurchase Agreements
(Cost $4,061,969)		4,061,969

	Shares

SECURITIES LENDING COLLATERAL†,7 - 0.0%
First American Government Obligations Fund - Class Z, 0.42%[9]	15,120	15,120
Total Securities Lending Collateral
(Cost $15,120)		15,120

Total Investments - 64.2%
(Cost $23,481,930)		$24,892,771
Other Assets & Liabilities, net - 35.8%		13,875,179
Total Net Assets - 100.0%		$38,767,950

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2017 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $15,763,800)	141	$(8,173)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
BNP Paribas January 2017 S&P 500 Index Swap 0.88%[8], Terminating 01/03/17 (Notional Value $26,996,475)	12,058	$306,009
Goldman Sachs International January 2017 S&P 500 Index Swap 1.22%[8], Terminating 01/27/17 (Notional Value $5,317,383)	2,375	(69,525)
Barclays Bank plc January 2017 S&P 500 Index Swap 1.07%[8], Terminating 01/31/17 (Notional Value $7,724,337)	3,450	(102,781)
(Total Notional Value $40,038,195)		$133,703

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Affiliated issuer — See Note 10.
[3]	Zero coupon rate security. Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at December 31, 2016.
[5]	Repurchase Agreements — See Note 5.
[6]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2016.
[7]	Securities lending collateral — See Note 6.
[8]	Total Return based on S&P 500 Index +/- financing at a variable rate. Rate indicated is the rate effective at December 31, 2016.
[9]	Rate indicated is the 7 day yield as of December 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
NOVA FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$2,132,706	$—	$—	$—	$—	$2,132,706
Equity Index Swap Agreements	—	—	—	306,009	—	306,009
Mutual Funds	17,933,011	—	—	—	—	17,933,011
Repurchase Agreements	—	—	4,061,969	—	—	4,061,969
Securities Lending Collateral	15,120	—	—	—	—	15,120
U.S. Treasury Bills	—	—	749,965	—	—	749,965
Total	$20,080,837	$—	$4,811,934	$306,009	$—	$25,198,780

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$8,173	$—	$—	$—	$8,173
Equity Index Swap Agreements	—	—	—	172,306	—	172,306
Total	$—	$8,173	$—	$172,306	$—	$180,479

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value - including $14,718 of securities loaned (cost $1,540,486)	$2,897,791
Investments in affiliated issuers, at value (cost $17,879,475)	17,933,011
Repurchase agreements, at value (cost $4,061,969)	4,061,969
Total investments (cost $23,481,930)	24,892,771
Segregated cash with broker	610,197
Unrealized appreciation on swap agreements	306,009
Cash	35
Receivables:
Securities sold	4,996,455
Fund shares sold	8,526,945
Dividends	41,151
Interest	60
Securities lending income	12
Total assets	39,373,635

Liabilities:
Unrealized depreciation on swap agreements	172,306
Payable for:
Fund shares redeemed	198,113
Swap settlement	73,830
Securities purchased	31,324
Management fees	22,369
Return of securities loaned	15,120
Variation margin	7,704
Transfer agent and administrative fees	7,456
Investor service fees	7,456
Portfolio accounting fees	2,983
Miscellaneous	67,024
Total liabilities	605,685
Commitments and contingent liabilities (Note 13)	—
Net assets	$38,767,950

Net assets consist of:
Paid in capital	$36,251,307
Undistributed net investment income	14,645
Accumulated net realized gain on investments	965,627
Net unrealized appreciation on investments	1,536,371
Net assets	$38,767,950
Capital shares outstanding	432,777
Net asset value per share	$89.58

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $20)	$276,729
Dividends from securities of affiliated issuers	173,556
Interest	15,116
Income from securities lending, net	27
Total investment income	465,428

Expenses:
Management fees	217,417
Transfer agent and administrative fees	72,472
Investor service fees	72,472
Professional fees	30,734
Portfolio accounting fees	28,989
Custodian fees	5,464
Trustees’ fees*	1,983
Interest expense	134
Miscellaneous	23,189
Total expenses	452,854
Net investment income	12,574

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	6,489,136
Investments in affiliated issuers	18,982
Swap agreements	2,446,118
Futures contracts	474,107
Net realized gain	9,428,343
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(5,583,969)
Investments in affiliated issuers	55,845
Swap agreements	306,199
Futures contracts	(8,173)
Net change in unrealized appreciation (depreciation)	(5,230,098)
Net realized and unrealized gain	4,198,245
Net increase in net assets resulting from operations	$4,210,819

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$12,574	$(49,714)
Net realized gain on investments	9,428,343	3,363,254
Net change in unrealized appreciation (depreciation) on investments	(5,230,098)	(3,184,876)
Net increase in net assets resulting from operations	4,210,819	128,664

Capital share transactions:
Proceeds from sale of shares	185,187,116	209,018,110
Cost of shares redeemed	(181,112,737)	(217,646,562)
Net increase (decrease) from capital share transactions	4,074,379	(8,628,452)
Net increase (decrease) in net assets	8,285,198	(8,499,788)

Net assets:
Beginning of year	30,482,752	38,982,540
End of year	$38,767,950	$30,482,752
Undistributed net investment income at end of year	$14,645	$—

Capital share activity:*
Shares sold	2,282,588	2,665,056
Shares redeemed	(2,243,557)	(2,771,274)
Net increase (decrease) in shares	39,031	(106,218)

*	Capital share activity for the periods presented through December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016 — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]	Year Ended December 31, 2012[d]
Per Share Data
Net asset value, beginning of period	$77.42	$77.97	$65.81	$44.21	$36.17
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	(.12)	(.02)	.07	.05
Net gain (loss) on investments (realized and unrealized)	12.10	(.43)	12.25	21.59	7.99
Total from investment operations	12.16	(.55)	12.23	21.66	8.04
Less distributions from:
Net investment income	—	—	(.07)	(.06)	—
Total distributions	—	—	(.07)	(.06)	—
Net asset value, end of period	$89.58	$77.42	$77.97	$65.81	$44.21

Total Return[b]	15.72%	(0.72%)	18.59%	48.99%	22.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,768	$30,483	$38,983	$53,515	$25,079
Ratios to average net assets:
Net investment income (loss)	0.04%	(0.15%)	(0.03%)	0.13%	0.12%
Total expenses[c]	1.56%	1.51%	1.59%	1.54%	1.58%
Portfolio turnover rate	636%	342%	694%	298%	119%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016 — See Note 12.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2016, Inverse S&P 500® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index. Inverse S&P 500® Strategy Fund returned -12.01%, while the S&P 500 Index returned 11.96% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Information Technology and Financials. The Health Care sector was the only detractor from return of the underlying index for the period; the Real Estate sector contributed least.

JPMorgan Chase & Co., Exxon Mobil Corp., and AT&T, Inc. contributed the most to performance of the underlying index for 2016. Allergan plc, Gilead Sciences, Inc., and Alexion Pharmaceuticals, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: June 9, 1997

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	34.0%
Guggenheim Strategy Fund I	24.6%
Total	58.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance *,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Inverse S&P 500® Strategy Fund	-12.01%	-15.19%	-10.30%
S&P 500 Index	11.96%	14.66%	6.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

22 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
INVERSE S&P 500® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 58.6%
Guggenheim Strategy Fund II1	62,590	$1,561,610
Guggenheim Strategy Fund I1	45,099	1,127,468
Total Mutual Funds
(Cost $2,670,726)		2,689,078

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 16.4%
Federal Home Loan Bank[2]
0.40% due 01/03/17	$400,000	399,991
Freddie Mac[3]
0.47% due 01/09/17	200,000	199,978
Federal Farm Credit Bank[2]
0.46% due 01/13/17	150,000	149,977
Total Federal Agency Discount Notes
(Cost $749,946)		749,946

FEDERAL AGENCY NOTES†† - 6.5%
Federal Home Loan Bank[2]
0.63% due 05/30/17	300,000	299,872
Total Federal Agency Notes
(Cost $300,024)		299,872

REPURCHASE AGREEMENTS††,4 - 13.0%
HSBC Securities, Inc. issued 12/30/16 at 0.28% due 01/03/17[5]	578,937	578,937
UMB Financial Corp. issued 12/30/16 at 0.24% due 01/03/17	8,321	8,321
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	8,321	8,321
Total Repurchase Agreements
(Cost $595,579)		595,579

Total Investments - 94.5%
(Cost $4,316,275)		$4,334,475
Other Assets & Liabilities, net - 5.5%		249,884
Total Net Assets - 100.0%		$4,584,359

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS SOLD SHORT†
March 2017 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $111,800)	1	$921

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc January 2017 S&P 500 Index Swap 0.92%[6], Terminating 01/31/17 (Notional Value $2,392,273)	1,069	$18,470
Goldman Sachs International January 2017 S&P 500 Index Swap 1.12%[6], Terminating 01/27/17 (Notional Value $1,126,438)	503	14,720
BNP Paribas January 2017 S&P 500 Index Swap 0.38%[6], Terminating 01/03/17 (Notional Value $972,965)	435	(594)
(Total Notional Value $4,491,676)		$32,596

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Repurchase Agreements — See Note 5.
[5]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2016.
[6]	Total Return based on S&P 500 Index +/- financing at a variable rate. Rate indicated is the rate effective at December 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
INVERSE S&P 500® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$921	$—	$—	$—	$921
Equity Index Swap Agreements	—	—	—	33,190	—	33,190
Federal Agency Discount Notes	—	—	749,946	—	—	749,946
Federal Agency Notes	—	—	299,872	—	—	299,872
Mutual Funds	2,689,078	—	—	—	—	2,689,078
Repurchase Agreements	—	—	595,579	—	—	595,579
Total	$2,689,078	$921	$1,645,397	$33,190	$—	$4,368,586

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$594	$—	$594

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $1,049,970)	$1,049,818
Investments in affiliated issuers, at value (cost $2,670,726)	2,689,078
Repurchase agreements, at value (cost $595,579)	595,579
Total investments (cost $4,316,275)	4,334,475
Segregated cash with broker	238,500
Unrealized appreciation on swap agreements	33,190
Receivables:
Swap settlement	12,504
Variation margin	2,471
Dividends	5,130
Interest	175
Total assets	4,626,445

Liabilities:
Unrealized depreciation on swap agreements	594
Payable for:
Fund shares redeemed	14,265
Securities purchased	5,384
Management fees	3,621
Transfer agent and administrative fees	1,006
Investor service fees	1,006
Portfolio accounting fees	402
Miscellaneous	15,808
Total liabilities	42,086
Commitments and contingent liabilities (Note 13)	—
Net assets	$4,584,359

Net assets consist of:
Paid in capital	$17,737,062
Undistributed net investment income	—
Accumulated net realized loss on investments	(13,204,420)
Net unrealized appreciation on investments	51,717
Net assets	$4,584,359
Capital shares outstanding	54,437
Net asset value per share	$84.21

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of affiliated issuers	$75,729
Interest	10,947
Total investment income	86,676

Expenses:
Management fees	76,800
Transfer agent and administrative fees	21,333
Investor service fees	21,333
Professional fees	9,733
Portfolio accounting fees	8,533
Custodian fees	1,597
Trustees’ fees*	607
Interest expense	34
Miscellaneous	5,829
Total expenses	145,799
Net investment loss	(59,123)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	37
Investments in affiliated issuers	11,527
Swap agreements	(786,784)
Futures contracts	(150,313)
Net realized loss	(925,533)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	658
Investments in affiliated issuers	19,404
Swap agreements	(25,815)
Futures contracts	921
Net change in unrealized appreciation (depreciation)	(4,832)
Net realized and unrealized loss	(930,365)
Net decrease in net assets resulting from operations	$(989,488)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(59,123)	$(120,148)
Net realized loss on investments	(925,533)	(814,581)
Net change in unrealized appreciation (depreciation) on investments	(4,832)	13,629
Net decrease in net assets resulting from operations	(989,488)	(921,100)

Capital share transactions:
Proceeds from sale of shares	108,998,026	155,352,693
Cost of shares redeemed	(112,921,663)	(149,389,820)
Net increase (decrease) from capital share transactions	(3,923,637)	5,962,873
Net increase (decrease) in net assets	(4,913,125)	5,041,773

Net assets:
Beginning of year	9,497,484	4,455,711
End of year	$4,584,359	$9,497,484
Undistributed net investment income at end of year	$—	$—

Capital share activity:*
Shares sold	1,168,659	1,581,641
Shares redeemed	(1,213,455)	(1,526,908)
Net increase (decrease) in shares	(44,796)	54,733

*	Capital share activity for the periods presented through December 31, 2016 have been restated to reflect a 1:6 reverse share split effective December 1, 2016 — See Note 12.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]	Year Ended December 31, 2012[d]
Per Share Data
Net asset value, beginning of period	$95.71	$100.13	$117.09	$159.28	$191.89
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(1.32)	(1.62)	(2.22)	(2.70)
Net gain (loss) on investments (realized and unrealized)	(11.39)	(3.10)	(15.34)	(39.97)	(29.91)
Total from investment operations	(11.50)	(4.42)	(16.96)	(42.19)	(32.61)
Net asset value, end of period	$84.21	$95.71	$100.13	$117.09	$159.28

Total Return[b]	(12.01%)	(4.43%)	(14.45%)	(26.52%)	(16.98%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,584	$9,497	$4,456	$6,797	$10,178
Ratios to average net assets:
Net investment income (loss)	(0.69%)	(1.38%)	(1.46%)	(1.64%)	(1.60%)
Total expenses[c]	1.71%	1.66%	1.72%	1.69%	1.72%
Portfolio turnover rate	311%	137%	398%	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:6 reverse share split effective December 1, 2016 — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100® Index (the “underlying index”).

For the one-year period ended December 31, 2016, NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100 Index. The Fund returned 5.98%, while the NASDAQ-100 Index returned 7.27% over the same time period.

The Information Technology and Consumer Discretionary sectors contributed the most to the performance of the underlying index during the year. The Health Care sector was the only detractor for the year; the Telecommunications Services sector contributed least to the performance of the underlying index for the year.

Apple, Inc., Microsoft Corp., and Amazon.com, Inc. contributed the most to performance of the underlying index for 2016. Gilead Sciences, Inc., Regeneron Pharmaceuticals, Inc., and Alexion Pharmaceuticals, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	16.7%
Guggenheim Strategy Fund II	7.1%
Apple, Inc.	6.2%
Microsoft Corp.	4.8%
Amazon.com, Inc.	3.6%
Facebook, Inc. — Class A	2.7%
Alphabet, Inc. — Class C	2.7%
Alphabet, Inc. — Class A	2.3%
Intel Corp.	1.7%
Comcast Corp. — Class A	1.6%
Top Ten Total	49.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
NASDAQ-100® Fund	5.98%	16.19%	10.31%
NASDAQ-100 Index	7.27%	17.90%	11.82%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	December 31, 2016
NASDAQ-100® FUND

	Shares	Value

COMMON STOCKS† - 56.3%

Technology - 21.0%
Apple, Inc.	32,734	$3,791,251
Microsoft Corp.	47,732	2,966,066
Intel Corp.	29,092	1,055,166
QUALCOMM, Inc.	9,066	591,103
Texas Instruments, Inc.	6,136	447,744
Broadcom Ltd.	2,439	431,142
NVIDIA Corp.	3,309	353,203
Adobe Systems, Inc.*	3,052	314,203
Applied Materials, Inc.	6,635	214,111
Cognizant Technology Solutions Corp. — Class A*	3,724	208,656
NXP Semiconductor N.V.*	2,058	201,705
Intuit, Inc.	1,576	180,625
Activision Blizzard, Inc.	4,563	164,770
Electronic Arts, Inc.*	1,852	145,864
Micron Technology, Inc.*	6,489	142,239
Fiserv, Inc.*	1,332	141,565
Analog Devices, Inc.	1,892	137,397
Paychex, Inc.	2,220	135,154
Western Digital Corp.	1,753	119,117
Lam Research Corp.	1,000	105,730
NetEase, Inc. ADR	469	100,994
Autodesk, Inc.*	1,362	100,802
Cerner Corp.*	2,084	98,719
Xilinx, Inc.	1,550	93,574
Check Point Software Technologies Ltd.*	1,053	88,936
Citrix Systems, Inc.*	957	85,470
Skyworks Solutions, Inc.	1,141	85,187
Microchip Technology, Inc.	1,326	85,063
CA, Inc.	2,565	81,490
KLA-Tencor Corp.	960	75,533
Akamai Technologies, Inc.*	1,064	70,948
Seagate Technology plc	1,808	69,011
Maxim Integrated Products, Inc.	1,739	67,073
Total Technology		12,949,611

Communications - 20.3%
Amazon.com, Inc.*	2,917	2,187,371
Facebook, Inc. — Class A*	14,370	1,653,269
Alphabet, Inc. — Class C*	2,118	1,634,714
Alphabet, Inc. — Class A*	1,818	1,440,674
Comcast Corp. — Class A	14,631	1,010,270
Cisco Systems, Inc.	30,816	931,260
Charter Communications, Inc. — Class A*	1,662	478,523
Priceline Group, Inc.*	303	444,216
Netflix, Inc.*	2,635	326,213
T-Mobile US, Inc.*	5,059	290,943
Baidu, Inc. ADR*	1,682	276,538
Yahoo!, Inc.*	5,857	226,490
eBay, Inc.*	6,863	203,762
Twenty-First Century Fox, Inc. — Class A	6,488	181,923
JD.com, Inc. ADR*	5,626	143,125
Twenty-First Century Fox, Inc. — Class B	4,902	133,580
Sirius XM Holdings, Inc.[1]	29,621	131,813
Liberty Global plc — Class C*	3,921	116,454
Ctrip.com International Ltd. ADR*	2,575	103,000
Expedia, Inc.	842	95,382
Symantec Corp.	3,827	91,427
DISH Network Corp. — Class A*	1,391	80,581
Viacom, Inc. — Class B	2,133	74,868
Vodafone Group plc ADR	2,641	64,520
Liberty Global plc — Class A*	1,578	48,271
Discovery Communications, Inc. — Class C*	1,441	38,590
TripAdvisor, Inc.*	816	37,838
Discovery Communications, Inc. — Class A*	933	25,574
Liberty Ventures*	499	18,398
Liberty Global plc LiLAC — Class C*	745	15,772
Liberty Global plc LiLAC — Class A*	313	6,873
Total Communications		12,512,232

Consumer, Non-cyclical - 9.5%
Amgen, Inc.	4,567	667,741
Kraft Heinz Co.	7,473	652,542
Gilead Sciences, Inc.	8,088	579,182
Celgene Corp.*	4,759	550,854
Mondelez International, Inc. — Class A	9,481	420,293
Biogen, Inc.*	1,336	378,863
PayPal Holdings, Inc.*	7,408	292,394
Automatic Data Processing, Inc.	2,770	284,701
Express Scripts Holding Co.*	3,785	260,370
Regeneron Pharmaceuticals, Inc.*	636	233,469
Alexion Pharmaceuticals, Inc.*	1,377	168,476
Monster Beverage Corp.*	3,505	155,412
Intuitive Surgical, Inc.*	238	150,932
Mylan N.V.*	3,285	125,323
Incyte Corp.*	1,156	115,912
Illumina, Inc.*	902	115,492
Vertex Pharmaceuticals, Inc.*	1,523	112,199
BioMarin Pharmaceutical, Inc.*	1,056	87,479
Shire plc ADR	500	85,190
Verisk Analytics, Inc. — Class A*	1,028	83,443
DENTSPLY SIRONA, Inc.	1,417	81,803
Henry Schein, Inc.*	494	74,945
Cintas Corp.	644	74,421
Hologic, Inc.*	1,708	68,525
Total Consumer, Non-cyclical		5,819,961

Consumer, Cyclical - 5.0%
Walgreens Boots Alliance, Inc.	6,651	550,436
Starbucks Corp.	8,935	496,071
Costco Wholesale Corp.	2,683	429,576
Marriott International, Inc. — Class A	2,397	198,184
Tesla Motors, Inc.*,1	921	196,808
O’Reilly Automotive, Inc.*	580	161,478
Ross Stores, Inc.	2,435	159,736
American Airlines Group, Inc.	3,181	148,521
PACCAR, Inc.	2,152	137,513
Dollar Tree, Inc.*	1,447	111,679
Ulta Salon Cosmetics & Fragrance, Inc.*	383	97,642

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
NASDAQ-100® FUND

	Shares	Value

Fastenal Co.	1,774	$83,343
Tractor Supply Co.	806	61,103
Hasbro, Inc.	766	59,587
Norwegian Cruise Line Holdings Ltd.*	1,396	59,372
Mattel, Inc.	2,100	57,855
Liberty Interactive Corporation QVC Group — Class A*	2,742	54,785
Total Consumer, Cyclical		3,063,689

Industrial - 0.5%
CSX Corp.	5,750	206,598
SBA Communications Corp. — Class A*	762	78,684
Total Industrial		285,282

Total Common Stocks
(Cost $22,544,722)		34,630,775

MUTUAL FUNDS† - 23.8%
Guggenheim Strategy Fund I2	410,235	10,255,870
Guggenheim Strategy Fund II2	175,860	4,387,709
Total Mutual Funds
(Cost $14,600,750)		14,643,579

	Face Amount

U.S. TREASURY BILLS†† - 0.4%
U.S. Treasury Bill
0.46% due 01/12/17[3,4]	$250,000	249,975
Total U.S. Treasury Bills
(Cost $249,964)		249,975

REPURCHASE AGREEMENTS††,5 - 3.5%
HSBC Securities, Inc. issued 12/30/16 at 0.28% due 01/03/17[6]	882,012	882,012
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	634,910	634,910
UMB Financial Corp. issued 12/30/16 at 0.24% due 01/03/17	634,910	634,910
Total Repurchase Agreements
(Cost $2,151,832)		2,151,832

	Shares

SECURITIES LENDING COLLATERAL†,7 - 0.5%
First American Government Obligations Fund - Class Z, 0.42%[9]	323,459	323,459
Total Securities Lending Collateral
(Cost $323,459)		323,459

Total Investments - 84.5%
(Cost $39,870,727)		$51,999,620
Other Assets & Liabilities, net - 15.5%		9,516,374
Total Net Assets - 100.0%		$61,515,994

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2017 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $19,362,700)	199	$(53,432)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
BNP Paribas January 2017 NASDAQ-100 Index Swap 0.88%[8], Terminating 01/03/17 (Notional Value $1,394,335)	287	$20,751
Goldman Sachs International January 2017 NASDAQ-100 Index Swap 1.32%[8], Terminating 01/27/17 (Notional Value $363,687)	75	(7,603)
Barclays Bank plc January 2017 NASDAQ-100 Index Swap 1.02%[8], Terminating 01/31/17 (Notional Value $5,710,013)	1,174	(108,001)
(Total Notional Value $7,468,035)		$(94,853)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
NASDAQ-100® FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Affiliated issuer — See Note 10.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2016.
[4]	Zero coupon rate security. Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 5.
[6]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2016.
[7]	Securities lending collateral — See Note 6.
[8]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate. Rate indicated is the rate effective at December 31, 2016.
[9]	Rate indicated is the 7 day yield as of December 31, 2016.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$34,630,775	$—	$—	$—	$—	$34,630,775
Equity Index Swap Agreements	—	—	—	20,751	—	20,751
Mutual Funds	14,643,579	—	—	—	—	14,643,579
Repurchase Agreements	—	—	2,151,832	—	—	2,151,832
Securities Lending Collateral	323,459	—	—	—	—	323,459
U.S. Treasury Bills	—	—	249,975	—	—	249,975
Total	$49,597,813	$—	$2,401,807	$20,751	$—	$52,020,371

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$53,432	$—	$—	$—	$53,432
Equity Index Swap Agreements	—	—	—	115,604	—	115,604
Total	$—	$53,432	$—	$115,604	$—	$169,036

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value - including $310,444 of securities loaned (cost $23,118,145)	$35,204,209
Investments in affiliated issuers, at value (cost $14,600,750)	14,643,579
Repurchase agreements, at value (cost $2,151,832)	2,151,832
Total investments (cost $39,870,727)	51,999,620
Segregated cash with broker	727,685
Unrealized appreciation on swap agreements	20,751
Receivables:
Swap settlement	22,031
Securities sold	8,994,547
Fund shares sold	639,152
Dividends	36,503
Interest	32
Securities lending income	219
Total assets	62,440,540

Liabilities:
Unrealized depreciation on swap agreements	115,604
Payable for:
Return of securities loaned	323,459
Securities purchased	146,335
Variation margin	102,900
Fund shares redeemed	44,881
Management fees	38,700
Transfer agent and administrative fees	12,900
Investor service fees	12,900
Portfolio accounting fees	5,160
Miscellaneous	121,707
Total liabilities	924,546
Commitments and contingent liabilities (Note 13)	—
Net assets	$61,515,994

Net assets consist of:
Paid in capital	$44,836,358
Undistributed net investment income	—
Accumulated net realized gain on investments	4,699,028
Net unrealized appreciation on investments	11,980,608
Net assets	$61,515,994
Capital shares outstanding	1,929,264
Net asset value per share	$31.89

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $217)	$544,466
Dividends from securities of affiliated issuers	229,012
Interest	20,351
Income from securities lending, net	754
Total investment income	794,583

Expenses:
Management fees	473,472
Transfer agent and administrative fees	157,824
Investor service fees	157,824
Professional fees	67,622
Portfolio accounting fees	63,129
Custodian fees	12,054
Trustees’ fees*	4,952
Interest expense	2,394
Miscellaneous	70,072
Total expenses	1,009,343
Net investment loss	(214,760)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	13,339,659
Investments in affiliated issuers	92,063
Swap agreements	143,109
Futures contracts	36,095
Net realized gain	13,610,926
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(14,968,941)
Investments in affiliated issuers	34,328
Swap agreements	149,767
Futures contracts	(3,645)
Net change in unrealized appreciation (depreciation)	(14,788,491)
Net realized and unrealized loss	(1,177,565)
Net decrease in net assets resulting from operations	$(1,392,325)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

NASDAQ-100® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(214,760)	$(371,398)
Net realized gain on investments	13,610,926	8,283,001
Net change in unrealized appreciation (depreciation) on investments	(14,788,491)	(4,271,503)
Net increase (decrease) in net assets resulting from operations	(1,392,325)	3,640,100

Distributions to shareholders from:
Net realized gains	(7,342,071)	(5,394,389)
Total distributions to shareholders	(7,342,071)	(5,394,389)

Capital share transactions:
Proceeds from sale of shares	177,841,642	307,218,854
Distributions reinvested	7,342,071	5,394,389
Cost of shares redeemed	(213,476,697)	(294,397,135)
Net increase (decrease) from capital share transactions	(28,292,984)	18,216,108
Net increase (decrease) in net assets	(37,027,380)	16,461,819

Net assets:
Beginning of year	98,543,374	82,081,555
End of year	$61,515,994	$98,543,374
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	5,529,359	9,032,266
Shares issued from reinvestment of distributions	243,761	160,309
Shares redeemed	(6,728,211)	(8,743,924)
Net increase (decrease) in shares	(955,091)	448,651

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$34.16	$33.70	$30.37	$22.57	$19.32
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.16)	(.11)	(.09)	(.08)
Net gain (loss) on investments (realized and unrealized)	1.92	2.90	5.40	7.89	3.33
Total from investment operations	1.81	2.74	5.29	7.80	3.25
Less distributions from:
Net realized gains	(4.08)	(2.28)	(1.96)	—	—
Total distributions	(4.08)	(2.28)	(1.96)	—	—
Net asset value, end of period	$31.89	$34.16	$33.70	$30.37	$22.57

Total Return[b]	5.98%	8.24%	17.45%	34.62%	16.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$61,516	$98,543	$82,082	$72,810	$39,047
Ratios to average net assets:
Net investment income (loss)	(0.34%)	(0.47%)	(0.33%)	(0.36%)	(0.34%)
Total expenses[c]	1.60%	1.54%	1.60%	1.57%	1.61%
Portfolio turnover rate	284%	241%	225%	186%	77%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2016, with the NASDAQ-100 Index returning 7.27%, the Inverse NASDAQ-100® Strategy Fund returned -9.48%. For the one-year period ended December 31, 2016, Inverse NASDAQ-100® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index.

The Information Technology and Consumer Discretionary sectors contributed the most to the performance of the underlying index during the year. The Health Care sector was the only detractor for the year; the Telecommunications Services sector contributed least to the performance of the underlying index for the year.

Apple, Inc., Microsoft Corp., and Amazon.com, Inc. contributed the most to performance of the underlying index for 2016. Gilead Sciences, Inc., Regeneron Pharmaceuticals, Inc., and Alexion Pharmaceuticals, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

36 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 21, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	21.3%
Guggenheim Strategy Fund II	19.5%
Total	40.8%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Inverse NASDAQ-100® Strategy Fund	-9.48%	-18.01%	-14.60%
NASDAQ-100 Index	7.27%	17.90%	11.82%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS	December 31, 2016
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 40.8%
Guggenheim Strategy Fund I1	22,561	$564,036
Guggenheim Strategy Fund II1	20,675	515,846
Total Mutual Funds
(Cost $1,073,469)		1,079,882

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 7.5%
Federal Home Loan Bank[2]
0.39% due 01/03/17	$100,000	99,998
Freddie Mac[3]
0.47% due 01/09/17	100,000	99,989
Total Federal Agency Discount Notes
(Cost $199,987)		199,987

REPURCHASE AGREEMENTS††,4 - 42.9%
HSBC Securities, Inc. issued 12/30/16 at 0.28% due 01/03/17[5]	456,278	456,278
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	340,927	340,927
UMB Financial Corp. issued 12/30/16 at 0.24% due 01/03/17	340,926	340,926
Total Repurchase Agreements
(Cost $1,138,131)		1,138,131

Total Investments - 91.2%
(Cost $2,411,587)		$2,418,000
Other Assets & Liabilities, net - 8.8%		234,094
Total Net Assets - 100.0%		$2,652,094

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS SOLD SHORT†
March 2017 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $97,300)	1	$568

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International January 2017 NASDAQ-100 Index Swap 1.02%[6], Terminating 01/27/17 (Notional Value $727,355)	150	$15,199
BNP Paribas January 2017 NASDAQ-100 Index Swap 0.38%[6], Terminating 01/03/17 (Notional Value $1,563,956)	322	8,582
Barclays Bank plc January 2017 NASDAQ-100 Index Swap 0.87%[6], Terminating 01/31/17 (Notional Value $270,127)	56	5,251
(Total Notional Value $2,561,438)		$29,032

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Repurchase Agreements — See Note 5.
[5]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2016.
[6]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate. Rate indicated is the rate effective at December 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
INVERSE NASDAQ-100® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$568	$—	$—	$—	$568
Equity Index Swap Agreements	—	—	—	29,032	—	29,032
Federal Agency Discount Notes	—	—	199,987	—	—	199,987
Mutual Funds	1,079,882	—	—	—	—	1,079,882
Repurchase Agreements	—	—	1,138,131	—	—	1,138,131
Total	$1,079,882	$568	$1,338,118	$29,032	$—	$2,447,600

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $199,987)	$199,987
Investments in affiliated issuers, at value (cost $1,073,469)	1,079,882
Repurchase agreements, at value (cost $1,138,131)	1,138,131
Total investments (cost $2,411,587)	2,418,000
Segregated cash with broker	61,600
Unrealized appreciation on swap agreements	29,032
Receivables:
Variation margin	6,572
Fund shares sold	197,330
Dividends	2,132
Interest	16
Total assets	2,714,682

Liabilities:
Payable for:
Fund shares redeemed	34,821
Swap settlement	17,099
Securities purchased	2,232
Management fees	1,536
Transfer agent and administrative fees	427
Investor service fees	427
Portfolio accounting fees	171
Miscellaneous	5,875
Total liabilities	62,588
Commitments and contingent liabilities (Note 13)	—
Net assets	$2,652,094

Net assets consist of:
Paid in capital	$8,353,034
Undistributed net investment income	—
Accumulated net realized loss on investments	(5,736,953)
Net unrealized appreciation on investments	36,013
Net assets	$2,652,094
Capital shares outstanding	33,706
Net asset value per share	$78.68

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends from securities of affiliated issuers	$26,957
Interest	4,340
Total investment income	31,297

EXPENSES:
Management fees	29,122
Transfer agent and administrative fees	8,089
Investor service fees	8,089
Professional fees	3,900
Portfolio accounting fees	3,236
Custodian fees	610
Trustees' fees*	229
Interest expense	9
Miscellaneous	3,172
Total expenses	56,456
Net investment loss	(25,159)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in affiliated issuers	6,650
Swap agreements	(494,420)
Futures contracts	(143,018)
Net realized loss	(630,788)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(99)
Investments in affiliated issuers	6,166
Swap agreements	18,695
Futures contracts	(938)
Net change in unrealized appreciation (depreciation)	23,824
Net realized and unrealized loss	(606,964)
Net decrease in net assets resulting from operations	$(632,123)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(25,159)	$(40,449)
Net realized loss on investments	(630,788)	(677,996)
Net change in unrealized appreciation (depreciation) on investments	23,824	(14,886)
Net decrease in net assets resulting from operations	(632,123)	(733,331)

Capital share transactions:
Proceeds from sale of shares	60,176,348	67,891,373
Cost of shares redeemed	(58,419,384)	(67,265,072)
Net increase from capital share transactions	1,756,964	626,301
Net increase (decrease) in net assets	1,124,841	(107,030)

Net assets:
Beginning of year	1,527,253	1,634,283
End of year	$2,652,094	$1,527,253
Undistributed net investment income at end of year	$—	$—

Capital share activity:*
Shares sold	677,118	727,293
Shares redeemed	(660,980)	(726,110)
Net increase in shares	16,138	1,183

*	Capital share activity for the periods presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016 — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]	Year Ended December 31, 2012[d]
Per Share Data
Net asset value, beginning of period	$86.94	$99.74	$122.62	$172.83	$212.44
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(1.36)	(1.68)	(2.60)	(3.00)
Net gain (loss) on investments (realized and unrealized)	(8.08)	(11.44)	(21.20)	(47.61)	(36.61)
Total from investment operations	(8.26)	(12.80)	(22.88)	(50.21)	(39.61)
Net asset value, end of period	$78.68	$86.94	$99.74	$122.62	$172.83

Total Return[b]	(9.48%)	(12.87%)	(18.63%)	(29.05%)	(18.64%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,652	$1,527	$1,634	$2,466	$6,806
Ratios to average net assets:
Net investment income (loss)	(0.78%)	(1.47%)	(1.47%)	(1.68%)	(1.64%)
Total expenses[c]	1.74%	1.70%	1.77%	1.73%	1.76%
Portfolio turnover rate	382%	406%	302%	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016 — See Note 12.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2016, S&P 500® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the S&P 500 Index. S&P 500® 2x Strategy Fund returned 20.40%, while the S&P 500 Index returned 11.96% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Information Technology and Financials. The Health Care sector was the only detractor from return of the underlying index for the period; the Real Estate sector contributed least.

JPMorgan Chase & Co., Exxon Mobil Corp., and AT&T, Inc. contributed the most to performance of the underlying index for 2016. Allergan plc, Gilead Sciences, Inc., and Alexion Pharmaceuticals, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	17.5%
Guggenheim Strategy Fund II	14.0%
Apple, Inc.	1.4%
Microsoft Corp.	1.1%
Exxon Mobil Corp.	0.8%
Johnson & Johnson	0.7%
Berkshire Hathaway, Inc. — Class B	0.7%
JPMorgan Chase & Co.	0.7%
Amazon.com, Inc.	0.6%
General Electric Co.	0.6%
Top Ten Total	38.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
S&P 500® 2x Strategy Fund	20.40%	26.36%	6.23%
S&P 500 Index	11.96%	14.66%	6.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

44 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
S&P 500® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 41.9%

Consumer, Non-cyclical - 9.3%
Johnson & Johnson	1,476	$170,049
Procter & Gamble Co.	1,451	122,001
Pfizer, Inc.	3,293	106,956
Merck & Company, Inc.	1,495	88,011
Coca-Cola Co.	2,106	87,315
UnitedHealth Group, Inc.	517	82,741
PepsiCo, Inc.	778	81,402
Philip Morris International, Inc.	842	77,035
Altria Group, Inc.	1,058	71,542
Amgen, Inc.	404	59,068
AbbVie, Inc.	882	55,231
Bristol-Myers Squibb Co.	907	53,005
Medtronic plc	744	52,995
Gilead Sciences, Inc.	715	51,201
Celgene Corp.*	421	48,731
Allergan plc*	203	42,632
Eli Lilly & Co.	527	38,761
Mondelez International, Inc. — Class A	838	37,150
Biogen, Inc.*	118	33,462
Colgate-Palmolive Co.	482	31,542
Abbott Laboratories	799	30,690
Thermo Fisher Scientific, Inc.	214	30,195
Kraft Heinz Co.	323	28,205
Danaher Corp.	330	25,687
Automatic Data Processing, Inc.	245	25,181
Reynolds American, Inc.	449	25,162
PayPal Holdings, Inc.*	609	24,037
Aetna, Inc.	190	23,562
Express Scripts Holding Co.*	335	23,045
Kimberly-Clark Corp.	194	22,140
Anthem, Inc.	143	20,559
Stryker Corp.	169	20,249
General Mills, Inc.	321	19,828
Becton Dickinson and Co.	115	19,038
Cigna Corp.	139	18,541
Kroger Co.	512	17,670
McKesson Corp.	123	17,275
Ecolab, Inc.	142	16,645
Humana, Inc.	81	16,526
Boston Scientific Corp.*	739	15,985
S&P Global, Inc.	141	15,163
Sysco Corp.	273	15,116
Regeneron Pharmaceuticals, Inc.*	41	15,051
Alexion Pharmaceuticals, Inc.*	122	14,927
Constellation Brands, Inc. — Class A	96	14,718
Zoetis, Inc.	268	14,346
Archer-Daniels-Midland Co.	312	14,243
Intuitive Surgical, Inc.*	21	13,318
Cardinal Health, Inc.	174	12,523
St. Jude Medical, Inc.	155	12,429
Baxter International, Inc.	266	11,794
HCA Holdings, Inc.*	159	11,768
Zimmer Biomet Holdings, Inc.	109	11,249
Edwards Lifesciences Corp.*	116	10,869
Illumina, Inc.*	80	10,243
Kellogg Co.	137	10,098
Vertex Pharmaceuticals, Inc.*	135	9,945
Monster Beverage Corp.*	220	9,755
Tyson Foods, Inc. — Class A	158	9,746
Molson Coors Brewing Co. — Class B	100	9,731
Mylan N.V.*	250	9,537
Estee Lauder Companies, Inc. — Class A	121	9,255
Dr Pepper Snapple Group, Inc.	100	9,067
CR Bard, Inc.	40	8,986
Conagra Brands, Inc.	226	8,938
Moody’s Corp.	90	8,484
Clorox Co.	70	8,401
JM Smucker Co.	63	8,068
Hershey Co.	75	7,757
Equifax, Inc.	65	7,685
Nielsen Holdings plc	182	7,635
DENTSPLY SIRONA, Inc.	125	7,216
Laboratory Corporation of America Holdings*	56	7,189
AmerisourceBergen Corp. — Class A	91	7,115
Mead Johnson Nutrition Co. — Class A	100	7,076
Verisk Analytics, Inc. — Class A*	85	6,899
Quest Diagnostics, Inc.	75	6,893
Henry Schein, Inc.*	44	6,675
Perrigo Company plc	78	6,492
Campbell Soup Co.	105	6,349
Church & Dwight Company, Inc.	140	6,187
Hologic, Inc.*	151	6,058
McCormick & Company, Inc.	62	5,786
Global Payments, Inc.	83	5,761
Western Union Co.	263	5,712
DaVita, Inc.*	86	5,521
Cintas Corp.	47	5,431
Whole Foods Market, Inc.	173	5,321
Universal Health Services, Inc. — Class B	49	5,213
Centene Corp.*	92	5,199
Hormel Foods Corp.	146	5,082
United Rentals, Inc.*	46	4,857
Coty, Inc. — Class A	255	4,669
Varian Medical Systems, Inc.*	51	4,579
Cooper Companies, Inc.	26	4,548
Brown-Forman Corp. — Class B	99	4,447
Total System Services, Inc.	90	4,413
Envision Healthcare Corp.*	64	4,051
Robert Half International, Inc.	70	3,415
Avery Dennison Corp.	48	3,371
Quanta Services, Inc.*	82	2,858
Mallinckrodt plc*	57	2,840
H&R Block, Inc.	112	2,575
Patterson Companies, Inc.[1]	45	1,846
Endo International plc*	108	1,779
Lamb Weston Holdings, Inc.*	1	25
Total Consumer, Non-cyclical		2,345,343

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
S&P 500® 2x STRATEGY FUND

	Shares	Value

Financial - 7.9%
Berkshire Hathaway, Inc. — Class B*	1,030	$167,869
JPMorgan Chase & Co.	1,942	167,574
Wells Fargo & Co.	2,452	135,130
Bank of America Corp.	5,482	121,152
Citigroup, Inc.	1,546	91,879
Visa, Inc. — Class A	1,013	79,035
Mastercard, Inc. — Class A	517	53,380
Goldman Sachs Group, Inc.	201	48,129
U.S. Bancorp	867	44,538
American International Group, Inc.	530	34,614
Chubb Ltd.	253	33,426
Morgan Stanley	782	33,040
MetLife, Inc.	596	32,118
American Express Co.	417	30,891
PNC Financial Services Group, Inc.	264	30,877
Simon Property Group, Inc.	171	30,382
Bank of New York Mellon Corp.	574	27,196
Charles Schwab Corp.	655	25,853
BlackRock, Inc. — Class A	66	25,116
American Tower Corp. — Class A	231	24,412
Prudential Financial, Inc.	233	24,246
Capital One Financial Corp.	262	22,857
CME Group, Inc. — Class A	184	21,225
BB&T Corp.	440	20,689
Marsh & McLennan Companies, Inc.	280	18,925
Travelers Companies, Inc.	154	18,852
Intercontinental Exchange, Inc.	323	18,224
Public Storage	81	18,104
Crown Castle International Corp.	196	17,007
Aon plc	143	15,949
Synchrony Financial	426	15,451
Discover Financial Services	214	15,427
Aflac, Inc.	221	15,382
State Street Corp.	197	15,311
Prologis, Inc.	287	15,151
Allstate Corp.	200	14,824
SunTrust Banks, Inc.	266	14,590
Equinix, Inc.	39	13,939
AvalonBay Communities, Inc.	75	13,286
Welltower, Inc.	197	13,185
M&T Bank Corp.	84	13,140
Equity Residential	198	12,743
Weyerhaeuser Co.	406	12,217
Ventas, Inc.	192	12,004
Progressive Corp.	315	11,183
Fifth Third Bancorp	410	11,058
KeyCorp	586	10,706
Boston Properties, Inc.	83	10,440
Northern Trust Corp.	116	10,330
T. Rowe Price Group, Inc.	132	9,934
Citizens Financial Group, Inc.	278	9,905
Hartford Financial Services Group, Inc.	205	9,768
Vornado Realty Trust	93	9,706
Regions Financial Corp.	668	9,592
Ameriprise Financial, Inc.	86	9,541
Willis Towers Watson plc	70	8,560
Digital Realty Trust, Inc.	86	8,450
Principal Financial Group, Inc.	145	8,390
Essex Property Trust, Inc.[1]	36	8,370
Lincoln National Corp.	124	8,217
Realty Income Corp.	140	8,047
General Growth Properties, Inc.	317	7,919
Huntington Bancshares, Inc.	589	7,787
Host Hotels & Resorts, Inc.	401	7,555
HCP, Inc.	254	7,549
Franklin Resources, Inc.	188	7,441
Alliance Data Systems Corp.	31	7,084
Loews Corp.	150	7,025
Invesco Ltd.	222	6,735
Comerica, Inc.	93	6,334
Cincinnati Financial Corp.	81	6,136
Mid-America Apartment Communities, Inc.	62	6,071
SL Green Realty Corp.	55	5,915
Kimco Realty Corp.	231	5,812
Federal Realty Investment Trust	39	5,542
Unum Group	126	5,535
XL Group Ltd.	146	5,440
UDR, Inc.	145	5,290
Extra Space Storage, Inc.	68	5,252
E*TRADE Financial Corp.*	149	5,163
CBRE Group, Inc. — Class A*	163	5,133
Arthur J Gallagher & Co.	97	5,040
Zions Bancorporation	111	4,777
Macerich Co.	66	4,675
Torchmark Corp.	60	4,426
Affiliated Managers Group, Inc.*	30	4,359
Iron Mountain, Inc.	133	4,320
Nasdaq, Inc.	62	4,161
Apartment Investment & Management Co. — Class A	85	3,863
People’s United Financial, Inc.	169	3,272
Assurant, Inc.	31	2,879
Navient Corp.	164	2,695
Total Financial		1,962,721

Technology - 5.6%
Apple, Inc.	2,893	335,066
Microsoft Corp.	4,218	262,106
Intel Corp.	2,571	93,249
International Business Machines Corp.	470	78,015
Oracle Corp.	1,626	62,520
QUALCOMM, Inc.	801	52,224
Texas Instruments, Inc.	542	39,550
Accenture plc — Class A	337	39,473
Broadcom Ltd.	216	38,183
NVIDIA Corp.	292	31,168
Adobe Systems, Inc.*	270	27,797
salesforce.com, Inc.*	346	23,687
Hewlett Packard Enterprise Co.	904	20,919
Applied Materials, Inc.	587	18,943

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
S&P 500® 2x STRATEGY FUND

	Shares	Value

Cognizant Technology Solutions Corp. — Class A*	329	$18,434
Intuit, Inc.	132	15,129
HP, Inc.	928	13,772
Fidelity National Information Services, Inc.	178	13,464
Activision Blizzard, Inc.	371	13,396
Electronic Arts, Inc.*	164	12,917
Fiserv, Inc.*	118	12,541
Micron Technology, Inc.*	565	12,385
Analog Devices, Inc.	167	12,128
Paychex, Inc.	175	10,654
Western Digital Corp.	155	10,533
Lam Research Corp.	88	9,304
Xilinx, Inc.	137	8,271
Linear Technology Corp.	130	8,106
Autodesk, Inc.*	106	7,845
Cerner Corp.*	164	7,769
Citrix Systems, Inc.*	85	7,591
Skyworks Solutions, Inc.	101	7,541
Microchip Technology, Inc.	117	7,506
Red Hat, Inc.*	97	6,761
KLA-Tencor Corp.	85	6,688
Akamai Technologies, Inc.*	94	6,268
Seagate Technology plc	160	6,107
CA, Inc.	170	5,401
NetApp, Inc.	149	5,255
Xerox Corp.	462	4,033
Qorvo, Inc.*	69	3,638
CSRA, Inc.	79	2,515
Dun & Bradstreet Corp.	20	2,426
Teradata Corp.*	70	1,902
Pitney Bowes, Inc.	101	1,534
Total Technology		1,384,714

Communications - 5.5%
Amazon.com, Inc.*	214	160,472
Facebook, Inc. — Class A*	1,270	146,114
AT&T, Inc.	3,332	141,711
Alphabet, Inc. — Class A*	160	126,793
Alphabet, Inc. — Class C*	161	124,263
Verizon Communications, Inc.	2,211	118,023
Comcast Corp. — Class A	1,293	89,281
Walt Disney Co.	795	82,854
Cisco Systems, Inc.	2,723	82,289
Time Warner, Inc.	418	40,350
Priceline Group, Inc.*	27	39,584
Charter Communications, Inc. — Class A*	118	33,975
Netflix, Inc.*	233	28,845
Yahoo!, Inc.*	476	18,407
eBay, Inc.*	564	16,745
Twenty-First Century Fox, Inc. — Class A	575	16,123
CBS Corp. — Class B	213	13,551
Omnicom Group, Inc.	128	10,894
Level 3 Communications, Inc.*	158	8,905
Symantec Corp.	338	8,075
Expedia, Inc.	66	7,476
Motorola Solutions, Inc.	90	7,460
Twenty-First Century Fox, Inc. — Class B	264	7,194
CenturyLink, Inc.	297	7,063
Viacom, Inc. — Class B	189	6,634
Juniper Networks, Inc.	206	5,822
F5 Networks, Inc.*	35	5,065
Interpublic Group of Companies, Inc.	215	5,033
VeriSign, Inc.*	49	3,727
Scripps Networks Interactive, Inc. — Class A	52	3,710
Discovery Communications, Inc. — Class C*	120	3,214
TripAdvisor, Inc.*	62	2,875
TEGNA, Inc.	116	2,481
News Corp. — Class A	207	2,372
Discovery Communications, Inc. — Class A*	82	2,248
Frontier Communications Corp.	637	2,153
News Corp. — Class B	65	767
Total Communications		1,382,548

Industrial - 4.2%
General Electric Co.	4,799	151,647
3M Co.	326	58,214
Boeing Co.	311	48,416
Honeywell International, Inc.	414	47,962
Union Pacific Corp.	447	46,346
United Technologies Corp.	416	45,602
United Parcel Service, Inc. — Class B	374	42,875
Lockheed Martin Corp.	137	34,242
Caterpillar, Inc.	317	29,399
General Dynamics Corp.	155	26,762
FedEx Corp.	133	24,765
Raytheon Co.	159	22,578
Northrop Grumman Corp.	96	22,328
Illinois Tool Works, Inc.	171	20,941
Johnson Controls International plc	508	20,925
Emerson Electric Co.	349	19,456
CSX Corp.	508	18,252
Norfolk Southern Corp.	158	17,075
Eaton Corp. plc	245	16,437
Deere & Co.	157	16,177
Waste Management, Inc.	221	15,671
TE Connectivity Ltd.	193	13,371
Corning, Inc.	516	12,524
Cummins, Inc.	84	11,480
Amphenol Corp. — Class A	167	11,222
Ingersoll-Rand plc	140	10,506
Parker-Hannifin Corp.	72	10,080
Roper Technologies, Inc.	55	10,069
Rockwell Automation, Inc.	70	9,408
Stanley Black & Decker, Inc.	82	9,405
Vulcan Materials Co.	72	9,011
Fortive Corp.	163	8,742
Agilent Technologies, Inc.	176	8,019
Martin Marietta Materials, Inc.	34	7,532
Textron, Inc.	147	7,138

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
S&P 500® 2x STRATEGY FUND

	Shares	Value

Ball Corp.	95	$7,132
Republic Services, Inc. — Class A	125	7,131
WestRock Co.	136	6,904
Harris Corp.	67	6,865
TransDigm Group, Inc.	27	6,722
Rockwell Collins, Inc.	71	6,586
L-3 Communications Holdings, Inc.	42	6,389
Dover Corp.	84	6,294
AMETEK, Inc.	126	6,124
Waters Corp.*	44	5,913
Mettler-Toledo International, Inc.*,1	14	5,860
CH Robinson Worldwide, Inc.	77	5,641
Masco Corp.	178	5,628
Acuity Brands, Inc.	24	5,541
Snap-on, Inc.	31	5,309
Expeditors International of Washington, Inc.	98	5,190
Pentair plc	91	5,102
Kansas City Southern	58	4,921
Xylem, Inc.	97	4,803
Sealed Air Corp.	105	4,761
J.B. Hunt Transport Services, Inc.	47	4,562
Fortune Brands Home & Security, Inc.	84	4,491
Arconic, Inc.	238	4,413
Fluor Corp.	76	3,992
Jacobs Engineering Group, Inc.*	66	3,762
Stericycle, Inc.*	46	3,544
Flowserve Corp.	71	3,412
Allegion plc	52	3,328
PerkinElmer, Inc.	59	3,077
Garmin Ltd.	62	3,006
FLIR Systems, Inc.	74	2,678
Ryder System, Inc.	29	2,159
Total Industrial		1,045,817

Consumer, Cyclical - 3.9%
Home Depot, Inc.	661	88,626
Wal-Mart Stores, Inc.	817	56,470
McDonald’s Corp.	451	54,895
CVS Health Corp.	579	45,689
Starbucks Corp.	790	43,861
Walgreens Boots Alliance, Inc.	464	38,401
Costco Wholesale Corp.	237	37,946
NIKE, Inc. — Class B	725	36,852
Lowe’s Companies, Inc.	472	33,569
TJX Companies, Inc.	354	26,596
General Motors Co.	752	26,200
Ford Motor Co.	2,118	25,691
Target Corp.	305	22,030
Delta Air Lines, Inc.	400	19,676
Southwest Airlines Co.	334	16,647
Marriott International, Inc. — Class A	174	14,387
O’Reilly Automotive, Inc.*	51	14,198
Ross Stores, Inc.	215	14,105
American Airlines Group, Inc.	281	13,120
AutoZone, Inc.*	16	12,637
PACCAR, Inc.	190	12,141
Yum! Brands, Inc.	189	11,969
Carnival Corp.	228	11,869
Newell Brands, Inc.	262	11,698
United Continental Holdings, Inc.*	157	11,442
Dollar General Corp.	138	10,222
Delphi Automotive plc	147	9,900
Dollar Tree, Inc.*	128	9,879
VF Corp.	180	9,603
L Brands, Inc.	130	8,559
Ulta Salon Cosmetics & Fragrance, Inc.*	32	8,158
Genuine Parts Co.	81	7,739
Royal Caribbean Cruises Ltd.	91	7,466
Whirlpool Corp.	41	7,453
Fastenal Co.	157	7,375
WW Grainger, Inc.	30	6,968
Mohawk Industries, Inc.*	34	6,789
Advance Auto Parts, Inc.	40	6,765
CarMax, Inc.*	103	6,633
Best Buy Co., Inc.	148	6,315
Chipotle Mexican Grill, Inc. — Class A*	16	6,037
Alaska Air Group, Inc.	67	5,945
Macy’s, Inc.	166	5,945
Harley-Davidson, Inc.	96	5,601
Tractor Supply Co.	71	5,383
Coach, Inc.	152	5,323
Foot Locker, Inc.	73	5,175
Mattel, Inc.	186	5,124
LKQ Corp.*	167	5,119
DR Horton, Inc.	184	5,028
Darden Restaurants, Inc.	67	4,872
Hasbro, Inc.	61	4,745
Kohl’s Corp.	95	4,691
Lennar Corp. — Class A	107	4,594
Tiffany & Co.	58	4,491
Wyndham Worldwide Corp.	58	4,429
Hanesbrands, Inc.	205	4,422
Goodyear Tire & Rubber Co.	142	4,384
BorgWarner, Inc.	109	4,299
Harman International Industries, Inc.	38	4,224
PVH Corp.	43	3,880
Michael Kors Holdings Ltd.*	89	3,825
Wynn Resorts Ltd.	43	3,720
Signet Jewelers Ltd.	38	3,582
Leggett & Platt, Inc.	73	3,568
Bed Bath & Beyond, Inc.	82	3,332
Staples, Inc.	353	3,195
Nordstrom, Inc.[1]	63	3,020
PulteGroup, Inc.	162	2,978
Under Armour, Inc. — Class A*,1	100	2,905
Ralph Lauren Corp. — Class A	31	2,800
The Gap, Inc.	119	2,670
Under Armour, Inc. — Class C*	100	2,517
AutoNation, Inc.*	36	1,751
Urban Outfitters, Inc.*	48	1,367
Total Consumer, Cyclical		965,480

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
S&P 500® 2x STRATEGY FUND

	Shares	Value

Energy - 3.2%
Exxon Mobil Corp.	2,249	$202,994
Chevron Corp.	1,024	120,525
Schlumberger Ltd.	755	63,383
ConocoPhillips	672	33,693
EOG Resources, Inc.	313	31,644
Occidental Petroleum Corp.	414	29,489
Halliburton Co.	469	25,368
Kinder Morgan, Inc.	1,042	21,580
Anadarko Petroleum Corp.	303	21,128
Phillips 66	240	20,739
Valero Energy Corp.	246	16,807
Pioneer Natural Resources Co.	92	16,566
Spectra Energy Corp.	381	15,655
Baker Hughes, Inc.	229	14,878
Marathon Petroleum Corp.	286	14,400
Apache Corp.	206	13,075
Devon Energy Corp.	284	12,970
Williams Companies, Inc.	371	11,553
Concho Resources, Inc.*	79	10,475
Hess Corp.	145	9,032
Noble Energy, Inc.	233	8,868
Marathon Oil Corp.	460	7,963
National Oilwell Varco, Inc.	205	7,675
Cimarex Energy Co.	52	7,067
ONEOK, Inc.	114	6,545
Equities Corp.	94	6,148
Cabot Oil & Gas Corp. — Class A	252	5,887
Tesoro Corp.	63	5,509
Helmerich & Payne, Inc.[1]	59	4,567
FMC Technologies, Inc.*	122	4,335
Newfield Exploration Co.*	107	4,334
Range Resources Corp.	102	3,505
Transocean Ltd.*,1	211	3,110
Southwestern Energy Co.*	266	2,878
Chesapeake Energy Corp.*	404	2,836
Murphy Oil Corp.	88	2,739
First Solar, Inc.*,1	42	1,348
Total Energy		791,268

Utilities - 1.3%
NextEra Energy, Inc.	253	30,224
Duke Energy Corp.	374	29,031
Southern Co.	532	26,169
Dominion Resources, Inc.	340	26,041
Exelon Corp.	501	17,780
American Electric Power Company, Inc.	267	16,810
PG&E Corp.	274	16,651
Sempra Energy	136	13,686
Edison International	177	12,742
PPL Corp.	369	12,564
Consolidated Edison, Inc.	165	12,157
Public Service Enterprise Group, Inc.	275	12,067
Xcel Energy, Inc.	276	11,233
WEC Energy Group, Inc.	171	10,029
DTE Energy Co.	97	9,555
Eversource Energy	172	9,500
FirstEnergy Corp.	231	7,154
Entergy Corp.	97	7,127
American Water Works Co., Inc.	97	7,019
Ameren Corp.	132	6,925
CMS Energy Corp.	151	6,285
CenterPoint Energy, Inc.	234	5,766
SCANA Corp.	78	5,716
Pinnacle West Capital Corp.	60	4,682
Alliant Energy Corp.	123	4,660
AES Corp.	358	4,160
NiSource, Inc.	175	3,875
NRG Energy, Inc.	171	2,096
Total Utilities		331,704

Basic Materials - 1.0%
Dow Chemical Co.	609	34,846
EI du Pont de Nemours & Co.	472	34,645
Monsanto Co.	238	25,040
Praxair, Inc.	155	18,164
Air Products & Chemicals, Inc.	118	16,971
LyondellBasell Industries N.V. — Class A	181	15,526
PPG Industries, Inc.	143	13,551
International Paper Co.	223	11,832
Sherwin-Williams Co.	44	11,825
Nucor Corp.	173	10,297
Newmont Mining Corp.	288	9,812
Freeport-McMoRan, Inc.*	680	8,969
Eastman Chemical Co.	80	6,017
Mosaic Co.	190	5,573
Albemarle Corp.	61	5,251
International Flavors & Fragrances, Inc.	43	5,067
FMC Corp.	73	4,129
CF Industries Holdings, Inc.	127	3,998
Total Basic Materials		241,513

Diversified - 0.0%
Leucadia National Corp.	175	4,069

Total Common Stocks
(Cost $9,978,836)		10,455,177

MUTUAL FUNDS† - 31.5%
Guggenheim Strategy Fund I2	174,200	4,354,995
Guggenheim Strategy Fund II2	139,334	3,476,371
Total Mutual Funds
(Cost $7,815,703)		7,831,366

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
S&P 500® 2x STRATEGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,3 - 20.5%
HSBC Securities, Inc. issued 12/30/16 at 0.28% due 01/03/17[4]	$4,278,086	$4,278,086
UMB Financial Corp. issued 12/30/16 at 0.24% due 01/03/17	414,774	414,774
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	414,774	414,774
Total Repurchase Agreements
(Cost $5,107,634)		5,107,634

	Shares

SECURITIES LENDING COLLATERAL†,5 - 0.1%
First American Government Obligations Fund - Class Z, 0.42%[7]	13,833	13,833
Total Securities Lending Collateral
(Cost $13,833)		13,833

Total Investments - 94.0%
(Cost $22,916,006)		$23,408,010
Other Assets & Liabilities, net - 6.0%		1,486,494
Total Net Assets - 100.0%		$24,894,504

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2017 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $5,590,000)	50	$(1,688)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
BNP Paribas January 2017 S&P 500 Index Swap 0.88%[6], Terminating 01/03/17 (Notional Value $6,038,819)	2,697	$24,655
Barclays Bank plc January 2017 S&P 500 Index Swap 1.07%[6], Terminating 01/31/17 (Notional Value $8,984,035)	4,013	(119,543)
Goldman Sachs International January 2017 S&P 500 Index Swap 1.22%[6], Terminating 01/27/17 (Notional Value $18,587,125)	8,302	(232,925)
(Total Notional Value $33,609,979)		$(327,813)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Affiliated issuer — See Note 10.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2016.
[5]	Securities lending collateral — See Note 6.
[6]	Total Return based on S&P 500 Index +/- financing at a variable rate. Rate indicated is the rate effective at December 31, 2016.
[7]	Rate indicated is the 7 day yield as of December 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
S&P 500® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$10,455,177	$—	$—	$—	$—	$10,455,177
Equity Index Swap Agreements	—	—	—	24,655	—	24,655
Mutual Funds	7,831,366	—	—	—	—	7,831,366
Repurchase Agreements	—	—	5,107,634	—	—	5,107,634
Securities Lending Collateral	13,833	—	—	—	—	13,833
Total	$18,300,376	$—	$5,107,634	$24,655	$—	$23,432,665

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$1,688	$—	$—	$—	$1,688
Equity Index Swap Agreements	—	—	—	352,468	—	352,468
Total	$—	$1,688	$—	$352,468	$—	$354,156

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value - including $13,430 of securities loaned (cost $9,992,669)	$10,469,010
Investments in affiliated issuers, at value (cost $7,815,703)	7,831,366
Repurchase agreements, at value (cost $5,107,634)	5,107,634
Total investments (cost $22,916,006)	23,408,010
Segregated cash with broker	990,000
Unrealized appreciation on swap agreements	24,655
Cash	62
Receivables:
Fund shares sold	979,100
Dividends	21,336
Interest	78
Securities lending income	22
Total assets	25,423,263

Liabilities:
Unrealized depreciation on swap agreements	352,468
Payable for:
Swap settlement	66,990
Management fees	17,752
Return of securities loaned	13,833
Securities purchased	11,593
Transfer agent and administrative fees	4,931
Investor service fees	4,931
Portfolio accounting fees	1,973
Variation margin	1,688
Fund shares redeemed	638
Miscellaneous	51,962
Total liabilities	528,759
Commitments and contingent liabilities (Note 13)	—
Net assets	$24,894,504

Net assets consist of:
Paid in capital	$24,737,589
Accumulated net investment loss	—
Accumulated net realized loss on investments	(5,588)
Net unrealized appreciation on investments	162,503
Net assets	$24,894,504
Capital shares outstanding	141,028
Net asset value per share	$176.52

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $10)	$202,616
Dividends from securities of affiliated issuers	96,478
Interest	17,789
Income from securities lending, net	63
Total investment income	316,946

Expenses:
Management fees	205,372
Transfer agent and administrative fees	57,048
Investor service fees	57,048
Professional fees	22,986
Portfolio accounting fees	22,819
Custodian fees	4,402
Trustees’ fees*	1,598
Interest expense	53
Miscellaneous	19,327
Total expenses	390,653
Net investment loss	(73,707)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	854,066
Investments in affiliated issuers	45,670
Swap agreements	4,727,266
Futures contracts	735,816
Net realized gain	6,362,818
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(629,135)
Investments in affiliated issuers	16,247
Swap agreements	(116,200)
Futures contracts	(1,688)
Net change in unrealized appreciation (depreciation)	(730,776)
Net realized and unrealized gain	5,632,042
Net increase in net assets resulting from operations	$5,558,335

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(73,707)	$(150,763)
Net realized gain on investments	6,362,818	4,203,308
Net change in unrealized appreciation (depreciation) on investments	(730,776)	(3,736,056)
Net increase in net assets resulting from operations	5,558,335	316,489

Distributions to shareholders from:
Net realized gains	(2,430,576)	(8,129,887)
Total distributions to shareholders	(2,430,576)	(8,129,887)

Capital share transactions:
Proceeds from sale of shares	262,943,430	372,144,701
Distributions reinvested	2,430,576	8,129,887
Cost of shares redeemed	(264,774,391)	(390,088,860)
Net increase (decrease) from capital share transactions	599,615	(9,814,272)
Net increase (decrease) in net assets	3,727,374	(17,627,670)

Net assets:
Beginning of year	21,167,130	38,794,800
End of year	$24,894,504	$21,167,130
Accumulated net investment loss at end of year	$—	$(801)

Capital share activity:
Shares sold	1,621,447	1,858,282
Shares issued from reinvestment of distributions	14,823	46,012
Shares redeemed	(1,623,359)	(1,946,867)
Net increase (decrease) in shares	12,911	(42,573)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$165.22	$227.28	$235.85	$139.79	$108.05
Income (loss) from investment operations:
Net investment income (loss)[a]	(.53)	(1.11)	(.86)	(.91)	(.36)
Net gain (loss) on investments (realized and unrealized)	32.62	1.42	57.67	96.97	32.10
Total from investment operations	32.09	.31	56.81	96.06	31.74
Less distributions from:
Net realized gains	(20.79)	(62.37)	(65.38)	—	—
Total distributions	(20.79)	(62.37)	(65.38)	—	—
Net asset value, end of period	$176.52	$165.22	$227.28	$235.85	$139.79

Total Return[b]	20.40%	(1.66%)	24.66%	68.71%	29.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,895	$21,167	$38,795	$27,492	$12,484
Ratios to average net assets:
Net investment income (loss)	(0.32%)	(0.55%)	(0.35%)	(0.49%)	(0.28%)
Total expenses[c]	1.71%	1.66%	1.74%	1.69%	1.73%
Portfolio turnover rate	578%	558%	475%	225%	301%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2016, with the NASDAQ-100 Index returning 7.27%, the NASDAQ-100® 2x Strategy Fund returned 9.60%. For the one year period ending December 31, 2016, the Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the NASDAQ-100 Index.

The Information Technology and Consumer Discretionary sectors contributed the most to the performance of the underlying index during the year. The Health Care sector was the only detractor for the year; the Telecommunications Services sector contributed least to the performance of the underlying index for the year.

Apple, Inc., Microsoft Corp., and Amazon.com, Inc. contributed the most to performance of the underlying index for 2016. Gilead Sciences, Inc., Regeneron Pharmaceuticals, Inc., and Alexion Pharmaceuticals, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	11.3%
Apple, Inc.	7.0%
Microsoft Corp.	5.4%
Amazon.com, Inc.	4.0%
Guggenheim Strategy Fund II	3.2%
Facebook, Inc. — Class A	3.0%
Alphabet, Inc. — Class C	3.0%
Alphabet, Inc. — Class A	2.6%
Intel Corp.	1.9%
Comcast Corp. — Class A	1.9%
Top Ten Total	43.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
NASDAQ-100® 2x Strategy Fund	9.60%	32.91%	15.74%
NASDAQ-100 Index	7.27%	17.90%	11.82%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

56 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 63.6%

Technology - 23.8%
Apple, Inc.	24,711	$2,862,027
Microsoft Corp.	36,031	2,238,966
Intel Corp.	21,961	796,524
QUALCOMM, Inc.	6,844	446,230
Texas Instruments, Inc.	4,631	337,924
Broadcom Ltd.	1,841	325,434
NVIDIA Corp.	2,497	266,530
Adobe Systems, Inc.*	2,304	237,197
Applied Materials, Inc.	5,009	161,641
Cognizant Technology Solutions Corp. — Class A*	2,812	157,556
NXP Semiconductor N.V.*	1,553	152,210
Intuit, Inc.	1,189	136,271
Activision Blizzard, Inc.	3,444	124,363
Electronic Arts, Inc.*	1,398	110,106
Fiserv, Inc.*	1,006	106,918
Micron Technology, Inc.*	4,827	105,808
Analog Devices, Inc.	1,428	103,701
Paychex, Inc.	1,676	102,035
Western Digital Corp.	1,323	89,898
Lam Research Corp.	754	79,720
Autodesk, Inc.*	1,028	76,082
NetEase, Inc. ADR	353	76,015
Cerner Corp.*	1,573	74,513
Xilinx, Inc.	1,170	70,633
Check Point Software Technologies Ltd.*	795	67,146
Citrix Systems, Inc.*	723	64,571
Microchip Technology, Inc.	1,001	64,214
Skyworks Solutions, Inc.	860	64,208
CA, Inc.	1,936	61,507
KLA-Tencor Corp.	724	56,964
Akamai Technologies, Inc.*	803	53,544
Seagate Technology plc	1,365	52,102
Maxim Integrated Products, Inc.	1,313	50,642
Total Technology		9,773,200

Communications - 23.0%
Amazon.com, Inc.*	2,202	1,651,213
Facebook, Inc. — Class A*	10,848	1,248,062
Alphabet, Inc. — Class C*	1,599	1,234,140
Alphabet, Inc. — Class A*	1,372	1,087,241
Comcast Corp. — Class A	11,045	762,656
Cisco Systems, Inc.	23,262	702,978
Charter Communications, Inc. — Class A*	1,254	361,052
Priceline Group, Inc.*	228	334,262
Netflix, Inc.*	1,988	246,114
T-Mobile US, Inc.*	3,818	219,573
Baidu, Inc. ADR*	1,270	208,801
Yahoo!, Inc.*	4,422	170,999
eBay, Inc.*	5,181	153,824
Twenty-First Century Fox, Inc. — Class A	4,897	137,312
JD.com, Inc. ADR*	4,247	108,044
Twenty-First Century Fox, Inc. — Class B	3,700	100,825
Sirius XM Holdings, Inc.[1]	22,359	99,498
Liberty Global plc — Class C*	2,960	87,912
Ctrip.com International Ltd. ADR*	1,944	77,760
Expedia, Inc.	636	72,046
Symantec Corp.	2,889	69,018
DISH Network Corp. — Class A*	1,050	60,827
Viacom, Inc. — Class B	1,610	56,511
Vodafone Group plc ADR	1,993	48,689
Liberty Global plc — Class A*	1,190	36,402
Discovery Communications, Inc. — Class C*	1,087	29,110
TripAdvisor, Inc.*	616	28,564
Discovery Communications, Inc. — Class A*	704	19,297
Liberty Ventures*	376	13,863
Liberty Global plc LiLAC — Class C*	561	11,876
Liberty Global plc LiLAC — Class A*	237	5,205
Total Communications		9,443,674

Consumer, Non-cyclical - 10.7%
Amgen, Inc.	3,447	503,985
Kraft Heinz Co.	5,640	492,485
Gilead Sciences, Inc.	6,105	437,179
Celgene Corp.*	3,592	415,774
Mondelez International, Inc. — Class A	7,157	317,270
Biogen, Inc.*	1,008	285,849
PayPal Holdings, Inc.*	5,592	220,716
Automatic Data Processing, Inc.	2,091	214,913
Express Scripts Holding Co.*	2,858	196,602
Regeneron Pharmaceuticals, Inc.*	480	176,203
Alexion Pharmaceuticals, Inc.*	1,039	127,122
Monster Beverage Corp.*	2,646	117,324
Intuitive Surgical, Inc.*	180	114,151
Mylan N.V.*	2,479	94,574
Incyte Corp.*	873	87,536
Illumina, Inc.*	681	87,195
Vertex Pharmaceuticals, Inc.*	1,149	84,647
BioMarin Pharmaceutical, Inc.*	797	66,023
Shire plc ADR	377	64,233
Verisk Analytics, Inc. — Class A*	776	62,988
DENTSPLY SIRONA, Inc.	1,069	61,713
Henry Schein, Inc.*	373	56,588
Cintas Corp.	486	56,162
Hologic, Inc.*	1,289	51,715
Total Consumer, Non-cyclical		4,392,947

Consumer, Cyclical - 5.6%
Walgreens Boots Alliance, Inc.	5,020	415,454
Starbucks Corp.	6,744	374,427
Costco Wholesale Corp.	2,026	324,382
Marriott International, Inc. — Class A	1,809	149,568
Tesla Motors, Inc.*,1	695	148,515
O’Reilly Automotive, Inc.*	438	121,944
Ross Stores, Inc.	1,838	120,573
American Airlines Group, Inc.	2,400	112,056
PACCAR, Inc.	1,624	103,774
Dollar Tree, Inc.*	1,093	84,358
Ulta Salon Cosmetics & Fragrance, Inc.*	289	73,678

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

Fastenal Co.	1,339	$62,906
Tractor Supply Co.	608	46,092
Hasbro, Inc.	577	44,885
Norwegian Cruise Line Holdings Ltd.*	1,053	44,784
Mattel, Inc.	1,585	43,667
Liberty Interactive Corporation QVC Group — Class A*	2,069	41,339
Total Consumer, Cyclical		2,312,402

Industrial - 0.5%
CSX Corp.	4,340	155,936
SBA Communications Corp. — Class A*	575	59,375
Total Industrial		215,311

Total Common Stocks
(Cost $24,524,862)		26,137,534

MUTUAL FUNDS† - 14.5%
Guggenheim Strategy Fund I2	186,043	4,651,072
Guggenheim Strategy Fund II2	52,665	1,313,984
Total Mutual Funds
(Cost $5,939,551)		5,965,056

	Face Amount

U.S. TREASURY BILLS†† - 2.4%
U.S. Treasury Bill
0.30% due 01/05/17[3,5]	$1,000,000	999,980
Total U.S. Treasury Bills
(Cost $999,966)		999,980

REPURCHASE AGREEMENTS††,4 - 17.7%
HSBC Securities, Inc. issued 12/30/16 at 0.28% due 01/03/17[5]	3,880,512	3,880,512
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	1,691,086	1,691,086
UMB Financial Corp. issued 12/30/16 at 0.24% due 01/03/17	1,691,085	1,691,085
Total Repurchase Agreements
(Cost $7,262,683)		7,262,683

	Shares

SECURITIES LENDING COLLATERAL†,6 - 0.4%
First American Government Obligations Fund - Class Z, 0.42%[8]	186,356	186,356
Total Securities Lending Collateral
(Cost $186,356)		186,356

Total Investments - 98.6%
(Cost $38,913,418)		$40,551,609
Other Assets & Liabilities, net - 1.4%		563,830
Total Net Assets - 100.0%		$41,115,439

	Contracts	Unrealized Loss

EQUITY FUTURES CONTRACTS PURCHASED†
March 2017 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $7,005,600)	72	$(36,243)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
BNP Paribas January 2017 NASDAQ-100 Index Swap 0.88%[7], Terminating 01/03/17 (Notional Value $30,209,874)	6,211	$(105,138)
Goldman Sachs International January 2017 NASDAQ-100 Index Swap 1.32%[7], Terminating 01/27/17 (Notional Value $5,137,174)	1,056	(107,391)
Barclays Bank plc January 2017 NASDAQ-100 Index Swap 1.02%[7], Terminating 01/31/17 (Notional Value $13,661,335)	2,809	(286,669)
(Total Notional Value $49,008,383)		$(499,198)

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Affiliated issuer — See Note 10.
[3]	Zero coupon rate security. Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 5.
[5]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2016.
[6]	Securities lending collateral — See Note 6.
[7]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate. Rate indicated is the rate effective at December 31, 2016.
[8]	Rate indicated is the 7 day yield as of December 31, 2016.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$26,137,534	$—	$—	$—	$—	$26,137,534
Mutual Funds	5,965,056	—	—	—	—	5,965,056
Repurchase Agreements	—	—	7,262,683	—	—	7,262,683
Securities Lending Collateral	186,356	—	—	—	—	186,356
U.S. Treasury Bills	—	—	999,980	—	—	999,980
Total	$32,288,946	$—	$8,262,663	$—	$—	$40,551,609

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$36,243	$—	$—	$—	$36,243
Equity Index Swap Agreements	—	—	—	499,198	—	499,198
Total	$—	$36,243	$—	$499,198	$—	$535,441

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value - including $178,855 of securities loaned (cost $25,711,184)	$27,323,870
Investments in affiliated issuers, at value (cost $5,939,551)	5,965,056
Repurchase agreements, at value (cost $7,262,683)	7,262,683
Total investments (cost $38,913,418)	40,551,609
Segregated cash with broker	725,703
Receivables:
Fund shares sold	767,320
Dividends	18,205
Interest	106
Securities lending income	109
Total assets	42,063,052

Liabilities:
Unrealized depreciation on swap agreements	499,198
Payable for:
Return of securities loaned	186,356
Swap settlement	83,885
Variation margin	60,536
Management fees	24,952
Securities purchased	10,431
Transfer agent and administrative fees	6,931
Investor service fees	6,931
Portfolio accounting fees	2,772
Fund shares redeemed	641
Miscellaneous	64,980
Total liabilities	947,613
Commitments and contingent liabilities (Note 13)	—
Net assets	$41,115,439

Net assets consist of:
Paid in capital	$40,223,487
Undistributed net investment income	—
Accumulated net realized loss on investments	(210,798)
Net unrealized appreciation on investments	1,102,750
Net assets	$41,115,439
Capital shares outstanding	1,060,072
Net asset value per share	$38.79

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $109)	$210,669
Dividends from securities of affiliated issuers	133,083
Interest	14,123
Income from securities lending, net	285
Total investment income	358,160

Expenses:
Management fees	285,026
Transfer agent and administrative fees	79,174
Investor service fees	79,174
Portfolio accounting fees	31,669
Professional fees	30,489
Custodian fees	6,262
Trustees’ fees*	2,496
Interest expense	966
Miscellaneous	38,541
Total expenses	553,797
Net investment loss	(195,637)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,018,023
Investments in affiliated issuers	54,045
Swap agreements	1,019,482
Futures contracts	(410,877)
Net realized gain	1,680,673
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,807,274)
Investments in affiliated issuers	24,566
Swap agreements	54,710
Futures contracts	(63,990)
Net change in unrealized appreciation (depreciation)	(1,791,988)
Net realized and unrealized loss	(111,315)
Net decrease in net assets resulting from operations	$(306,952)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(195,637)	$(359,701)
Net realized gain on investments	1,680,673	4,232,536
Net change in unrealized appreciation (depreciation) on investments	(1,791,988)	(4,772,965)
Net decrease in net assets resulting from operations	(306,952)	(900,130)

Distributions to shareholders from:
Net realized gains	(2,940,879)	(8,295,714)
Total distributions to shareholders	(2,940,879)	(8,295,714)

Capital share transactions:
Proceeds from sale of shares	152,962,175	208,779,667
Distributions reinvested	2,940,879	8,295,714
Cost of shares redeemed	(161,533,807)	(216,369,528)
Net increase (decrease) from capital share transactions	(5,630,753)	705,853
Net decrease in net assets	(8,878,584)	(8,489,991)

Net assets:
Beginning of year	49,994,023	58,484,014
End of year	$41,115,439	$49,994,023
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	4,160,580	5,047,022
Shares issued from reinvestment of distributions	84,508	217,735
Shares redeemed	(4,477,772)	(5,377,764)
Net decrease in shares	(232,684)	(113,007)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$38.67	$41.60	$45.40	$27.75	$20.69
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.31)	(.34)	(.25)	(.22)
Net gain (loss) on investments (realized and unrealized)	3.57	6.26	16.78	21.99	7.28
Total from investment operations	3.35	5.95	16.44	21.74	7.06
Less distributions from:
Net realized gains	(3.23)	(8.88)	(20.24)	(4.09)	—
Total distributions	(3.23)	(8.88)	(20.24)	(4.09)	—
Net asset value, end of period	$38.79	$38.67	$41.60	$45.40	$27.75

Total Return[b]	9.60%	14.63%	36.57%	80.21%	34.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,115	$49,994	$58,484	$46,018	$24,938
Ratios to average net assets:
Net investment income (loss)	(0.62%)	(0.75%)	(0.69%)	(0.70%)	(0.80%)
Total expenses[c]	1.75%	1.68%	1.75%	1.72%	1.76%
Portfolio turnover rate	494%	294%	275%	174%	120%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2016, the Mid-Cap 1.5x Strategy Fund returned 29.64%. Over the year, its benchmark, the S&P MidCap 400 Index, returned 20.74%. The Fund had a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index.

The Industrials and Financials sectors contributed the most to performance of the underlying index during the year. No sector detracted; the Telecommunications Services and Energy sectors contributed the least to performance of the underlying index for the year.

Advanced Micro Devices, Inc., Steel Dynamics, Inc., and United States Steel Corp. contributed the most to performance of the underlying index for the year. Jones Lang LaSalle, Inc., SunEdison, Inc., and Alaska Air Group, Inc. were the largest detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	32.4%
Guggenheim Strategy Fund II	26.6%
Total	59.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Mid-Cap 1.5x Strategy Fund	29.64%	20.70%	8.79%
S&P MidCap 400 Index	20.74%	15.33%	9.16%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

64 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 3.5%

Financial - 1.0%
Alleghany Corp.*	7	$4,258
Duke Realty Corp.	154	4,089
SVB Financial Group*	23	3,947
Everest Re Group Ltd.	18	3,896
Raymond James Financial, Inc.	55	3,810
Alexandria Real Estate Equities, Inc.	34	3,778
Reinsurance Group of America, Inc. — Class A	28	3,523
Signature Bank*	23	3,455
New York Community Bancorp, Inc.	211	3,357
East West Bancorp, Inc.	63	3,202
Camden Property Trust	38	3,194
Regency Centers Corp.	45	3,103
Kilroy Realty Corp.	40	2,929
SEI Investments Co.	58	2,863
American Campus Communities, Inc.	57	2,837
PacWest Bancorp	52	2,831
National Retail Properties, Inc.	64	2,829
American Financial Group, Inc.	32	2,820
WR Berkley Corp.	42	2,793
Omega Healthcare Investors, Inc.	85	2,656
Endurance Specialty Holdings Ltd.	28	2,587
CBOE Holdings, Inc.	35	2,586
Liberty Property Trust	64	2,527
RenaissanceRe Holdings Ltd.	18	2,452
Lamar Advertising Co. — Class A	36	2,421
Douglas Emmett, Inc.	62	2,267
Hospitality Properties Trust	71	2,254
Brown & Brown, Inc.	50	2,243
Commerce Bancshares, Inc.	38	2,196
Highwoods Properties, Inc.	43	2,193
Synovus Financial Corp.	53	2,177
Webster Financial Corp.	40	2,171
Prosperity Bancshares, Inc.	30	2,153
Cullen/Frost Bankers, Inc.	24	2,118
Eaton Vance Corp.	49	2,053
Bank of the Ozarks, Inc.	39	2,051
SLM Corp.*	186	2,050
First Horizon National Corp.	101	2,021
Jones Lang LaSalle, Inc.	20	2,021
Old Republic International Corp.	106	2,014
EPR Properties	28	2,010
Senior Housing Properties Trust	103	1,950
Taubman Centers, Inc.	26	1,922
DCT Industrial Trust, Inc.	40	1,915
PrivateBancorp, Inc. — Class A	35	1,897
Weingarten Realty Investors	51	1,825
Umpqua Holdings Corp.	96	1,803
First American Financial Corp.	48	1,758
Medical Properties Trust, Inc.	139	1,710
Life Storage, Inc.	20	1,705
Bank of Hawaii Corp.	19	1,685
Chemical Financial Corp.	31	1,679
Hanover Insurance Group, Inc.	18	1,638
Associated Banc-Corp.	64	1,581
Hancock Holding Co.	36	1,552
Communications Sales & Leasing, Inc.*	61	1,550
Healthcare Realty Trust, Inc.	50	1,516
Tanger Factory Outlet Centers, Inc.	42	1,503
LaSalle Hotel Properties	49	1,493
UMB Financial Corp.	19	1,465
MB Financial, Inc.	31	1,464
FNB Corp.	91	1,459
TCF Financial Corp.	74	1,450
Stifel Financial Corp.*	29	1,449
CNO Financial Group, Inc.	75	1,436
First Industrial Realty Trust, Inc.	51	1,431
Aspen Insurance Holdings Ltd.	26	1,430
Fulton Financial Corp.	75	1,410
Rayonier, Inc.	53	1,410
Primerica, Inc.	20	1,383
Education Realty Trust, Inc.	32	1,354
Washington Federal, Inc.	39	1,340
Valley National Bancorp	110	1,280
Corporate Office Properties Trust	41	1,280
Cousins Properties, Inc.	149	1,268
CoreCivic, Inc.	51	1,247
Equity One, Inc.	40	1,228
Cathay General Bancorp	32	1,217
Legg Mason, Inc.	39	1,166
BancorpSouth, Inc.	37	1,149
Mack-Cali Realty Corp.	39	1,132
Federated Investors, Inc. — Class B	40	1,131
Urban Edge Properties	40	1,100
Trustmark Corp.	29	1,034
International Bancshares Corp.	25	1,020
Mercury General Corp.	16	963
Kemper Corp.	21	930
Care Capital Properties, Inc.	36	900
Alexander & Baldwin, Inc.	20	897
Washington Prime Group, Inc.	80	833
Genworth Financial, Inc. — Class A*	216	823
Janus Capital Group, Inc.	62	823
Potlatch Corp.	18	750
Waddell & Reed Financial, Inc. — Class A	36	702
Quality Care Properties, Inc.*	41	636
WisdomTree Investments, Inc.[1]	50	557
Total Financial		185,964

Industrial - 0.6%
Huntington Ingalls Industries, Inc.	20	3,684
Packaging Corporation of America	41	3,477
Trimble, Inc.*	109	3,287
Wabtec Corp.	39	3,238
Carlisle Companies, Inc.	28	3,087
AO Smith Corp.	64	3,030
IDEX Corp.	33	2,972
Arrow Electronics, Inc.*	39	2,780
Keysight Technologies, Inc.*	74	2,706
B/E Aerospace, Inc.	44	2,648
Avnet, Inc.	55	2,619

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Lennox International, Inc.	17	$2,604
Nordson Corp.	23	2,577
Old Dominion Freight Line, Inc.*	30	2,574
Hubbell, Inc.	22	2,567
Gentex Corp.	124	2,442
AECOM*	67	2,436
Donaldson Company, Inc.	57	2,399
Cognex Corp.	37	2,354
Sonoco Products Co.	43	2,265
Orbital ATK, Inc.	25	2,193
Lincoln Electric Holdings, Inc.	27	2,070
Eagle Materials, Inc.	21	2,069
Oshkosh Corp.	32	2,068
Graco, Inc.	24	1,994
AptarGroup, Inc.	27	1,983
Zebra Technologies Corp. — Class A*	23	1,972
Bemis Company, Inc.	41	1,961
Jabil Circuit, Inc.	81	1,917
Genesee & Wyoming, Inc. — Class A*	27	1,874
Curtiss-Wright Corp.	19	1,869
Teledyne Technologies, Inc.*	15	1,845
EMCOR Group, Inc.	26	1,840
Trinity Industries, Inc.	66	1,832
CLARCOR, Inc.	21	1,732
AGCO Corp.	29	1,678
Woodward, Inc.	24	1,657
Crane Co.	22	1,587
Landstar System, Inc.	18	1,535
Kirby Corp.*	23	1,530
Littelfuse, Inc.	10	1,518
EnerSys	19	1,484
ITT, Inc.	38	1,466
Terex Corp.	46	1,450
National Instruments Corp.	46	1,418
Valmont Industries, Inc.	10	1,409
Belden, Inc.	18	1,346
Regal Beloit Corp.	19	1,316
Clean Harbors, Inc.*	23	1,280
Tech Data Corp.*	15	1,270
Owens-Illinois, Inc.*	70	1,219
Energizer Holdings, Inc.	27	1,204
Joy Global, Inc.	43	1,204
Timken Co.	30	1,191
Louisiana-Pacific Corp.*	62	1,174
Esterline Technologies Corp.*	13	1,160
Cree, Inc.*	43	1,135
Dycom Industries, Inc.*	14	1,124
Kennametal, Inc.	35	1,094
GATX Corp.	17	1,047
KLX, Inc.*	23	1,038
KBR, Inc.	62	1,035
MSA Safety, Inc.	14	971
Vishay Intertechnology, Inc.	58	940
Granite Construction, Inc.	17	935
Worthington Industries, Inc.	19	901
Silgan Holdings, Inc.	16	819
Knowles Corp.*,1	39	652
Triumph Group, Inc.	22	583
Greif, Inc. — Class A	11	564
Werner Enterprises, Inc.	19	512
Total Industrial		127,411

Consumer, Non-cyclical - 0.5%
IDEXX Laboratories, Inc.*	39	4,574
WhiteWave Foods Co. — Class A*	77	4,282
Ingredion, Inc.	31	3,874
ResMed, Inc.	61	3,785
Gartner, Inc.*	36	3,639
Align Technology, Inc.*	33	3,172
Teleflex, Inc.	19	3,061
West Pharmaceutical Services, Inc.	32	2,715
MEDNAX, Inc.*	40	2,666
WellCare Health Plans, Inc.*	19	2,604
United Therapeutics Corp.*	18	2,581
ManpowerGroup, Inc.	29	2,577
STERIS plc	37	2,493
VCA, Inc.*	35	2,403
Service Corporation International	83	2,357
MarketAxess Holdings, Inc.	16	2,351
Lamb Weston Holdings, Inc.	60	2,271
Post Holdings, Inc.*	28	2,251
ABIOMED, Inc.*	18	2,028
WEX, Inc.*	17	1,897
Edgewell Personal Care Co.*	25	1,825
TreeHouse Foods, Inc.*	25	1,805
Hain Celestial Group, Inc.*	45	1,756
Bio-Techne Corp.	16	1,645
Bio-Rad Laboratories, Inc. — Class A*	9	1,641
HealthSouth Corp.	39	1,608
Charles River Laboratories International, Inc.*	21	1,600
Flowers Foods, Inc.	79	1,578
Live Nation Entertainment, Inc.*	57	1,516
PAREXEL International Corp.*	23	1,512
Deluxe Corp.	21	1,504
NuVasive, Inc.*	22	1,482
Hill-Rom Holdings, Inc.	26	1,460
Catalent, Inc.*	54	1,456
Rollins, Inc.	42	1,419
Snyder’s-Lance, Inc.	37	1,419
Avis Budget Group, Inc.*	38	1,394
CoreLogic, Inc.*	37	1,363
Prestige Brands Holdings, Inc.*	23	1,198
Lancaster Colony Corp.	8	1,131
Sprouts Farmers Market, Inc.*	58	1,097
United Natural Foods, Inc.*	22	1,050
Graham Holdings Co. — Class B	2	1,024
Helen of Troy Ltd.*	12	1,013
Molina Healthcare, Inc.*	18	977
LifePoint Health, Inc.*	17	966
Avon Products, Inc.*	190	958
Owens & Minor, Inc.	27	953
Aaron’s, Inc.	28	896

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

LivaNova plc*	19	$854
Dean Foods Co.	39	849
CEB, Inc.	14	848
Akorn, Inc.*	38	830
FTI Consulting, Inc.*	18	811
Sotheby’s*	20	797
DeVry Education Group, Inc.	25	780
Globus Medical, Inc. — Class A*	31	769
Halyard Health, Inc.*	20	740
Boston Beer Company, Inc. — Class A*	4	679
Tenet Healthcare Corp.*	35	519
Tootsie Roll Industries, Inc.	8	318
Total Consumer, Non-cyclical		105,621

Technology - 0.4%
Synopsys, Inc.*	66	3,884
CDK Global, Inc.	65	3,879
Advanced Micro Devices, Inc.*	330	3,742
Computer Sciences Corp.[1]	61	3,624
ANSYS, Inc.*	38	3,515
Broadridge Financial Solutions, Inc.	52	3,448
MSCI, Inc. — Class A	41	3,230
Leidos Holdings, Inc.	62	3,171
Cadence Design Systems, Inc.*	124	3,127
Jack Henry & Associates, Inc.	34	3,019
Microsemi Corp.*	50	2,698
Ultimate Software Group, Inc.*	13	2,371
PTC, Inc.*	50	2,314
Teradyne, Inc.	87	2,210
NCR Corp.*	54	2,190
Brocade Communications Systems, Inc.	175	2,186
Tyler Technologies, Inc.*	14	1,999
Fortinet, Inc.*	64	1,928
Mentor Graphics Corp.	48	1,771
j2 Global, Inc.	21	1,718
Manhattan Associates, Inc.*	31	1,644
Science Applications International Corp.	19	1,611
Cypress Semiconductor Corp.	139	1,591
Cirrus Logic, Inc.*	28	1,583
IPG Photonics Corp.*	16	1,579
SYNNEX Corp.	13	1,573
MAXIMUS, Inc.	28	1,562
Fair Isaac Corp.	13	1,550
DST Systems, Inc.	14	1,500
Integrated Device Technology, Inc.*	58	1,366
Intersil Corp. — Class A	59	1,315
Monolithic Power Systems, Inc.	16	1,311
NetScout Systems, Inc.*	40	1,260
Silicon Laboratories, Inc.*	18	1,170
Convergys Corp.	41	1,007
ACI Worldwide, Inc.*	51	926
CommVault Systems, Inc.*	18	925
Acxiom Corp.*	34	911
VeriFone Systems, Inc.*	48	851
Diebold Nixdorf, Inc.	33	830
Allscripts Healthcare Solutions, Inc.*	80	817
Synaptics, Inc.*	15	804
3D Systems Corp.*,1	46	611
Total Technology		84,321

Consumer, Cyclical - 0.4%
Domino’s Pizza, Inc.	21	3,343
NVR, Inc.*	2	3,339
JetBlue Airways Corp.*	140	3,139
Toro Co.	47	2,630
Copart, Inc.*	44	2,438
Polaris Industries, Inc.[1]	26	2,142
Brunswick Corp.	39	2,127
Thor Industries, Inc.	21	2,101
Dunkin’ Brands Group, Inc.	40	2,098
Casey’s General Stores, Inc.	17	2,021
Dick’s Sporting Goods, Inc.	38	2,018
Toll Brothers, Inc.*	65	2,015
Pool Corp.	18	1,879
Panera Bread Co. — Class A*	9	1,846
Scotts Miracle-Gro Co. — Class A	19	1,815
Carter’s, Inc.	21	1,814
Cinemark Holdings, Inc.	46	1,765
MSC Industrial Direct Company, Inc. — Class A	19	1,755
Williams-Sonoma, Inc.	35	1,694
Cracker Barrel Old Country Store, Inc.[1]	10	1,670
Sally Beauty Holdings, Inc.*	63	1,664
Watsco, Inc.	11	1,629
CST Brands, Inc.	33	1,589
Jack in the Box, Inc.	14	1,563
Tempur Sealy International, Inc.*,1	22	1,502
Skechers U.S.A., Inc. — Class A*	58	1,426
World Fuel Services Corp.	31	1,423
Texas Roadhouse, Inc. — Class A	28	1,351
Cabela’s, Inc.*	22	1,288
Buffalo Wild Wings, Inc.*	8	1,235
Dana, Inc.	62	1,177
Wendy’s Co.	87	1,176
Tupperware Brands Corp.	22	1,158
Cheesecake Factory, Inc.	19	1,138
American Eagle Outfitters, Inc.	74	1,122
J.C. Penney Company, Inc.*	134	1,114
GameStop Corp. — Class A	44	1,111
Brinker International, Inc.	22	1,090
CalAtlantic Group, Inc.	32	1,088
HNI Corp.	19	1,063
Kate Spade & Co.*	56	1,046
Office Depot, Inc.	229	1,035
Papa John’s International, Inc.	12	1,027
Vista Outdoor, Inc.*	26	959
Big Lots, Inc.	19	954
Herman Miller, Inc.	26	889
Chico’s FAS, Inc.	56	806
Deckers Outdoor Corp.*	14	775
Churchill Downs, Inc.	5	752
TRI Pointe Group, Inc.*	63	723
KB Home	36	569
Restoration Hardware Holdings, Inc.*,1	17	522

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

HSN, Inc.	14	$480
Fossil Group, Inc.*	18	465
International Speedway Corp. — Class A	11	405
Total Consumer, Cyclical		80,963

Utilities - 0.2%
Westar Energy, Inc.	62	3,494
UGI Corp.	75	3,456
Atmos Energy Corp.	45	3,337
OGE Energy Corp.	87	2,910
Great Plains Energy, Inc.	93	2,544
MDU Resources Group, Inc.	85	2,445
Aqua America, Inc.	77	2,313
National Fuel Gas Co.	37	2,096
Vectren Corp.	36	1,877
IDACORP, Inc.	22	1,772
WGL Holdings, Inc.	22	1,678
Southwest Gas Holdings, Inc.	21	1,609
Hawaiian Electric Industries, Inc.	47	1,554
ONE Gas, Inc.	23	1,471
Black Hills Corp.	23	1,411
New Jersey Resources Corp.	37	1,314
PNM Resources, Inc.	35	1,201
NorthWestern Corp.	21	1,194
Total Utilities		37,676

Basic Materials - 0.2%
Steel Dynamics, Inc.	106	3,771
Valspar Corp.	32	3,316
RPM International, Inc.	58	3,122
Ashland Global Holdings, Inc.	27	2,951
United States Steel Corp.[1]	75	2,476
Reliance Steel & Aluminum Co.	31	2,466
Olin Corp.	72	1,844
Royal Gold, Inc.	28	1,774
NewMarket Corp.	4	1,695
Sensient Technologies Corp.	19	1,493
Cabot Corp.	27	1,365
Versum Materials, Inc.*	47	1,319
Compass Minerals International, Inc.	15	1,175
Minerals Technologies, Inc.	15	1,159
PolyOne Corp.	36	1,153
Commercial Metals Co.	50	1,089
Domtar Corp.	27	1,054
Allegheny Technologies, Inc.[1]	47	749
Carpenter Technology Corp.	20	723
Total Basic Materials		34,694

Energy - 0.1%
HollyFrontier Corp.	76	2,489
Energen Corp.*	42	2,422
WPX Energy, Inc.*	149	2,171
Nabors Industries Ltd.	123	2,016
QEP Resources, Inc.*	104	1,915
Patterson-UTI Energy, Inc.	64	1,723
Gulfport Energy Corp.*	67	1,450
SM Energy Co.	42	1,448
CONSOL Energy, Inc.*	77	1,404
Western Refining, Inc.	34	1,287
Ensco plc — Class A	132	1,283
Oceaneering International, Inc.	43	1,213
Superior Energy Services, Inc.	66	1,114
Rowan Companies plc — Class A*	54	1,020
Murphy USA, Inc.*	16	984
NOW, Inc.*	47	962
Dril-Quip, Inc.*	16	961
Oil States International, Inc.*	22	858
Denbury Resources, Inc.*	173	637
Noble Corporation plc	106	628
Diamond Offshore Drilling, Inc.*,1	28	496
Total Energy		28,481

Communications - 0.1%
FactSet Research Systems, Inc.	17	2,778
ARRIS International plc*	83	2,500
Ciena Corp.*	60	1,465
ViaSat, Inc.*	22	1,456
InterDigital, Inc.	15	1,370
AMC Networks, Inc. — Class A*	26	1,361
Cable One, Inc.	2	1,243
Telephone & Data Systems, Inc.	41	1,184
John Wiley & Sons, Inc. — Class A	19	1,036
Meredith Corp.	16	946
NeuStar, Inc. — Class A*	24	802
WebMD Health Corp. — Class A*	16	793
Time, Inc.	43	768
Plantronics, Inc.	14	767
New York Times Co. — Class A	53	705
comScore, Inc.*	20	632
Total Communications		19,806

Total Common Stocks
(Cost $546,775)		704,937

MUTUAL FUNDS† - 59.1%
Guggenheim Strategy Fund I2	258,720	6,467,999
Guggenheim Strategy Fund II2	213,292	5,321,626
Total Mutual Funds
(Cost $11,775,222)		11,789,625

	Face Amount

U.S. TREASURY BILLS††- 0.8%
U.S. Treasury Bill
0.46% due 01/12/17[3,4]	$150,000	149,985
Total U.S. Treasury Bills
(Cost $149,978)		149,985

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
MID-CAP 1.5x STRATEGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,5 - 124.4%
HSBC Securities, Inc. issued 12/30/16 at 0.28% due 01/03/17[6]	$11,891,531	$11,891,531
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	6,462,669	6,462,669
UMB Financial Corp. issued 12/30/16 at 0.24% due 01/03/17	6,462,669	6,462,669
Total Repurchase Agreements
(Cost $24,816,869)		24,816,869

	Shares

SECURITIES LENDING COLLATERAL†,7 - 0.1%
First American Government Obligations Fund - Class Z, 0.42%[9]	11,385	11,385
Total Securities Lending Collateral
(Cost $11,385)		11,385

Total Investments - 187.9%
(Cost $37,300,229)		$37,472,801
Other Assets & Liabilities, net - (87.9)%		(17,524,637)
Total Net Assets - 100.0%		$19,948,164

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2017 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $6,966,960)	42	$(133,825)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
BNP Paribas January 2017 S&P MidCap 400 Index Swap 0.73%[8], Terminating 01/03/17 (Notional Value $7,611,711)	4,584	$158,396
Barclays Bank plc January 2017 S&P MidCap 400 Index Swap 0.97%[8], Terminating 01/31/17 (Notional Value $4,144,598)	2,496	(46,767)
Goldman Sachs International January 2017 S&P MidCap 400 Index Swap 1.07%[8], Terminating 01/27/17 (Notional Value $10,362,743)	6,240	(104,232)
(Total Notional Value $22,119,052)		$7,397

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Affiliated issuer — See Note 10.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2016.
[4]	Zero coupon rate security. Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 5.
[6]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2016.
[7]	Securities lending collateral — See Note 6.
[8]	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate. Rate indicated is the rate effective at December 31, 2016.
[9]	Rate indicated is the 7 day yield as of December 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
MID-CAP 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$704,937	$—	$—	$—	$—	$704,937
Equity Index Swap Agreements	—	—	—	158,396	—	158,396
Mutual Funds	11,789,625	—	—	—	—	11,789,625
Repurchase Agreements	—	—	24,816,869	—	—	24,816,869
Securities Lending Collateral	11,385	—	—	—	—	11,385
U.S. Treasury Bills	—	—	149,985	—	—	149,985
Total	$12,505,947	$—	$24,966,854	$158,396	$—	$37,631,197

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$133,825	$—	$—	$—	$133,825
Equity Index Swap Agreements	—	—	—	150,999	—	150,999
Total	$—	$133,825	$—	$150,999	$—	$284,824

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value - including $10,995 of securities loaned (cost $708,138)	$866,307
Investments in affiliated issuers, at value (cost $11,775,222)	11,789,625
Repurchase agreements, at value (cost $24,816,869)	24,816,869
Total investments (cost $37,300,229)	37,472,801
Segregated cash with broker	999,171
Unrealized appreciation on swap agreements	158,396
Cash	477
Receivables:
Fund shares sold	185
Dividends	25,732
Interest	357
Securities lending income	110
Total assets	38,657,229

Liabilities:
Unrealized depreciation on swap agreements	150,999
Payable for:
Fund shares redeemed	18,112,467
Swap settlement	304,847
Variation margin	35,558
Management fees	26,042
Securities purchased	20,065
Return of securities loaned	11,385
Transfer agent and administrative fees	7,234
Investor service fees	7,234
Portfolio accounting fees	2,893
Miscellaneous	30,341
Total liabilities	18,709,065
Commitments and contingent liabilities (Note 13)	—
Net assets	$19,948,164

Net assets consist of:
Paid in capital	$17,207,714
Accumulated net investment loss	(12)
Accumulated net realized gain on investments	2,694,318
Net unrealized appreciation on investments	46,144
Net assets	$19,948,164
Capital shares outstanding	551,281
Net asset value per share	$36.19

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of unaffiliated issuers	$100,514
Dividends from securities of affiliated issuers	78,518
Interest	7,834
Income from securities lending, net	306
Total investment income	187,172

Expenses:
Management fees	119,271
Transfer agent and administrative fees	33,131
Investor service fees	33,131
Portfolio accounting fees	13,252
Professional fees	14,675
Custodian fees	2,266
Trustees’ fees*	843
Interest expense	13
Miscellaneous	10,803
Total expenses	227,385
Net investment loss	(40,213)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,618,720
Investments in affiliated issuers	373
Swap agreements	1,010,236
Futures contracts	924,373
Net realized gain	3,553,702
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	23,899
Investments in affiliated issuers	14,218
Swap agreements	140,047
Futures contracts	(218,854)
Net change in unrealized appreciation (depreciation)	(40,690)
Net realized and unrealized gain	3,513,012
Net increase in net assets resulting from operations	$3,472,799

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(40,213)	$(74,917)
Net realized gain on investments	3,553,702	1,136,871
Net change in unrealized appreciation (depreciation) on investments	(40,690)	(2,502,714)
Net increase (decrease) in net assets resulting from operations	3,472,799	(1,440,760)

Distributions to shareholders from:
Net realized gains	(750,000)	(491,598)
Total distributions to shareholders	(750,000)	(491,598)

Capital share transactions:
Proceeds from sale of shares	60,370,097	73,005,550
Distributions reinvested	750,000	491,598
Cost of shares redeemed	(58,987,307)	(67,145,501)
Net increase from capital share transactions	2,132,790	6,351,647
Net increase in net assets	4,855,589	4,419,289

Net assets:
Beginning of year	15,092,575	10,673,286
End of year	$19,948,164	$15,092,575
Accumulated net investment loss at end of year	$(12)	$—

Capital share activity:
Shares sold	1,829,775	2,161,827
Shares issued from reinvestment of distributions	23,177	13,895
Shares redeemed	(1,786,357)	(1,995,552)
Net increase in shares	66,595	180,170

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$31.14	$35.05	$35.47	$23.61	$18.99
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	(.20)	(.25)	(.17)	(.12)
Net gain (loss) on investments (realized and unrealized)	8.87	(1.45)	4.39	12.03	4.74
Total from investment operations	8.77	(1.65)	4.14	11.86	4.62
Less distributions from:
Net realized gains	(3.72)	(2.26)	(4.56)	—	—
Total distributions	(3.72)	(2.26)	(4.56)	—	—
Net asset value, end of period	$36.19	$31.14	$35.05	$35.47	$23.61

Total Return[b]	29.64%	(5.50%)	11.93%	50.23%	24.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,948	$15,093	$10,673	$17,076	$14,051
Ratios to average net assets:
Net investment income (loss)	(0.30%)	(0.58%)	(0.69%)	(0.56%)	(0.54%)
Total expenses[c]	1.72%	1.67%	1.72%	1.69%	1.72%
Portfolio turnover rate	368%	477%	255%	279%	247%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2016, Inverse Mid-Cap Strategy Fund returned -19.13%. Over the year, its benchmark, the S&P MidCap 400 Index, returned 20.74%. Inverse Mid-Cap Strategy Fund achieved a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index.

The Industrials and Financials sectors contributed the most to performance of the underlying index during the year. No sector detracted; the Telecommunications Services and Energy sectors contributed the least to performance of the underlying index for the year.

Advanced Micro Devices, Inc., Steel Dynamics, Inc., and United States Steel Corp. contributed the most to performance of the underlying index for the year. Jones Lang LaSalle, Inc., SunEdison, Inc., and Alaska Air Group, Inc. were the largest detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

74 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	30.9%
Guggenheim Strategy Fund I	25.4%
Total	56.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Inverse Mid-Cap Strategy Fund	-19.13%	-16.00%	-13.05%
S&P MidCap 400 Index	20.74%	15.33%	9.16%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS	December 31, 2016
INVERSE MID-CAP STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 56.3%
Guggenheim Strategy Fund II1	4,705	$117,399
Guggenheim Strategy Fund I1	3,870	96,762
Total Mutual Funds
(Cost $212,925)		214,161

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 18.4%
Federal Farm Credit Bank[2]
0.46% due 01/13/17	$50,000	49,992
Freddie Mac[3]
0.47% due 01/09/17	20,000	19,998
Total Federal Agency Discount Notes
(Cost $69,990)		69,990

REPURCHASE AGREEMENTS††,4 - 25.4%
HSBC Securities, Inc. issued 12/30/16 at 0.28% due 01/03/17[5]	65,314	65,314
UMB Financial Corp. issued 12/30/16 at 0.24% due 01/03/17	15,527	15,527
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	15,527	15,527
Total Repurchase Agreements
(Cost $96,368)		96,368

Total Investments - 100.1%
(Cost $379,283)		$380,519
Other Assets & Liabilities, net - (0.1)%		(439)
Total Net Assets - 100.0%		$380,080

	Units	Unrealized Gain (Loss)

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International January 2017 S&P MidCap 400 Index Swap 0.77%[6], Terminating 01/27/17 (Notional Value $171,580)	103	$1,954
Barclays Bank plc January 2017 S&P MidCap 400 Index Swap 0.82%[6], Terminating 01/31/17 (Notional Value $46,833)	28	537
BNP Paribas January 2017 S&P MidCap 400 Index Swap 0.23%[6], Terminating 01/03/17 (Notional Value $160,837)	97	(1,336)
(Total Notional Value $379,250)		$1,155

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Repurchase Agreements — See Note 5.
[5]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2016.
[6]	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate. Rate indicated is the rate effective at December 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
INVERSE MID-CAP STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$2,491	$—	$2,491
Federal Agency Discount Notes	—	69,990	—	—	69,990
Mutual Funds	214,161	—	—	—	214,161
Repurchase Agreements	—	96,368	—	—	96,368
Total	$214,161	$166,358	$2,491	$—	$383,010

Investments in Securities (Liabilities)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$1,336	$—	$1,336

*	Other financial instruments include swaps which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $69,990)	$69,990
Investments in affiliated issuers, at value (cost $212,925)	214,161
Repurchase agreements, at value (cost $96,368)	96,368
Total investments (cost $379,283)	380,519
Unrealized appreciation on swap agreements	2,491
Receivables:
Swap settlement	17
Variation margin	56
Fund shares sold	143
Dividends	464
Total assets	383,690

Liabilities:
Unrealized depreciation on swap agreements	1,336
Payable for:
Securities purchased	484
Management fees	308
Licensing fees	192
Transfer agent and administrative fees	86
Investor service fees	86
Portfolio accounting fees	34
Fund shares redeemed	7
Miscellaneous	1,077
Total liabilities	3,610
Commitments and contingent liabilities (Note 13)	—
Net assets	$380,080

Net assets consist of:
Paid in capital	$1,985,615
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,607,926)
Net unrealized appreciation on investments	2,391
Net assets	$380,080
Capital shares outstanding	4,816
Net asset value per share	$78.92

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of affiliated issuers	$5,124
Interest	988
Total investment income	6,112

Expenses:
Management fees	6,164
Transfer agent and administrative fees	1,712
Investor service fees	1,712
Portfolio accounting fees	685
Professional fees	819
Custodian fees	136
Trustees’ fees*	62
Interest expense	9
Miscellaneous	398
Total expenses	11,697
Net investment loss	(5,585)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(974)
Swap agreements	(176,510)
Futures contracts	(17,847)
Net realized loss	(195,331)
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	1,235
Swap agreements	(4,284)
Net change in unrealized appreciation (depreciation)	(3,049)
Net realized and unrealized loss	(198,380)
Net decrease in net assets resulting from operations	$(203,965)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(5,585)	$(14,322)
Net realized loss on investments	(195,331)	(2,561)
Net change in unrealized appreciation (depreciation) on investments	(3,049)	(1,519)
Net decrease in net assets resulting from operations	(203,965)	(18,402)

Capital share transactions:
Proceeds from sale of shares	7,479,212	5,566,806
Cost of shares redeemed	(7,505,865)	(5,787,644)
Net decrease from capital share transactions	(26,653)	(220,838)
Net decrease in net assets	(230,618)	(239,240)

Net assets:
Beginning of year	610,698	849,938
End of year	$380,080	$610,698
Undistributed net investment income at end of year	$—	$—

Capital share activity*:
Shares sold	79,141	58,218
Shares redeemed	(80,582)	(60,573)
Net decrease in shares	(1,441)	(2,355)

*	Capital share activity for the periods presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d,e]	Year Ended December 31, 2013[d,e]	Year Ended December 31, 2012[d,e]
Per Share Data
Net asset value, beginning of period	$97.61	$98.69	$111.65	$154.08	$188.75
Income (loss) from investment operations:
Net investment income (loss)[a]	(.26)	(1.38)	(1.59)	(2.07)	(2.70)
Net gain (loss) on investments (realized and unrealized)	(18.43)	.30	(11.37)	(40.36)	(31.97)
Total from investment operations	(18.69)	(1.08)	(12.96)	(42.43)	(34.67)
Net asset value, end of period	$78.92	$97.61	$98.69	$111.65	$154.08

Total Return[b]	(19.13%)	(1.12%)	(11.56%)	(27.57%)	(18.36%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$380	$611	$850	$911	$2,329
Ratios to average net assets:
Net investment income (loss)	(0.82%)	(1.46%)	(1.51%)	(1.65%)	(1.62%)
Total expenses[c]	1.71%	1.66%	1.72%	1.68%	1.73%
Portfolio turnover rate	565%	220%	323%	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse Share Split — Per share amounts for periods presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 12.
[e]	Reverse Share Split — Per share amounts for periods presented through January 24, 2014, have been restated to reflect a 1:3 reverse share split effective January 24, 2014.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2016, Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Russell 2000 Index. Russell 2000® 2x Strategy Fund returned 38.11%, while the Russell 2000 Index returned 26.52% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Financials and Industrials. The only sector detracting from return was Health Care; Telecommunications Services contributed least.

Advanced Micro Devices, Inc., Microsemi Corp., and U.S. Silica Holdings, Inc., were the largest contributors to performance of the underlying index for the year. Impax Laboratories, Inc., Ultragenyx Pharmaceutical, Inc., and Novavax, Inc. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 81

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 27, 2006

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	7.6%
Guggenheim Strategy Fund II	6.2%
Advanced Micro Devices, Inc.	0.3%
Microsemi Corp.	0.2%
Webster Financial Corp.	0.2%
Prosperity Bancshares, Inc.	0.2%
Bank of the Ozarks, Inc.	0.2%
Aspen Technology, Inc.	0.2%
RSP Permian, Inc.	0.1%
Curtiss-Wright Corp.	0.1%
Top Ten Total	15.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Russell 2000® 2x Strategy Fund	38.11%	24.80%	3.80%
Russell 2000 Index	26.52%	17.81%	9.48%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

82 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 61.9%

Financial - 17.2%
Webster Financial Corp.	174	$9,444
Prosperity Bancshares, Inc.	127	9,116
Bank of the Ozarks, Inc.	168	8,835
PrivateBancorp, Inc. — Class A	149	8,074
Umpqua Holdings Corp.	420	7,887
Investors Bancorp, Inc.	565	7,882
Radian Group, Inc.	409	7,354
Gramercy Property Trust	801	7,354
New Residential Investment Corp.	461	7,247
Wintrust Financial Corp.	98	7,112
Texas Capital Bancshares, Inc.*	88	6,899
Medical Properties Trust, Inc.	559	6,875
MB Financial, Inc.	144	6,801
Chemical Financial Corp.	125	6,772
MGIC Investment Corp.*	647	6,593
Healthcare Realty Trust, Inc.	217	6,579
UMB Financial Corp.	85	6,555
IBERIABANK Corp.	78	6,533
CNO Financial Group, Inc.	340	6,512
FNB Corp.	399	6,396
Home BancShares, Inc.	230	6,387
Hancock Holding Co.	147	6,336
Sunstone Hotel Investors, Inc.	413	6,299
DuPont Fabros Technology, Inc.	142	6,238
Hudson Pacific Properties, Inc.	178	6,190
LaSalle Hotel Properties	203	6,185
First Industrial Realty Trust, Inc.	220	6,171
Primerica, Inc.	89	6,154
Fulton Financial Corp.	326	6,129
Stifel Financial Corp.*	122	6,094
Washington Federal, Inc.	173	5,942
Education Realty Trust, Inc.	140	5,922
United Bankshares, Inc.	125	5,781
Pinnacle Financial Partners, Inc.	82	5,684
RLJ Lodging Trust	231	5,657
Sterling Bancorp	241	5,640
Valley National Bancorp	470	5,471
First Financial Bankshares, Inc.	121	5,469
Cousins Properties, Inc.	642	5,463
Cathay General Bancorp	141	5,362
Hope Bancorp, Inc.	244	5,340
National Health Investors, Inc.	71	5,266
Glacier Bancorp, Inc.	145	5,253
Ellie Mae, Inc.*	62	5,189
Ryman Hospitality Properties, Inc.	82	5,167
BancorpSouth, Inc.	164	5,092
Evercore Partners, Inc. — Class A	74	5,084
CoreSite Realty Corp.	64	5,080
Community Bank System, Inc.	82	5,067
GEO Group, Inc.	141	5,066
WageWorks, Inc.*	69	5,002
First Citizens BancShares, Inc. — Class A	14	4,970
Acadia Realty Trust	152	4,967
Columbia Banking System, Inc.	110	4,915
Mack-Cali Realty Corp.	169	4,904
Great Western Bancorp, Inc.	112	4,882
Physicians Realty Trust	257	4,873
Lexington Realty Trust	436	4,709
Urban Edge Properties	170	4,677
Selective Insurance Group, Inc.	108	4,649
Essent Group Ltd.*	142	4,596
Old National Bancorp	252	4,574
Trustmark Corp.	128	4,563
RLI Corp.	72	4,545
Washington Real Estate Investment Trust	139	4,544
EastGroup Properties, Inc.	60	4,430
QTS Realty Trust, Inc. — Class A	89	4,419
CVB Financial Corp.	192	4,403
DiamondRock Hospitality Co.	381	4,393
Enstar Group Ltd.*	22	4,349
Colony Capital, Inc. — Class A	214	4,335
PS Business Parks, Inc.	37	4,311
Retail Opportunity Investments Corp.	204	4,311
International Bancshares Corp.	104	4,243
Hilltop Holdings, Inc.	142	4,232
BGC Partners, Inc. — Class A	413	4,225
Pebblebrook Hotel Trust	136	4,046
Alexander & Baldwin, Inc.	89	3,993
Capitol Federal Financial, Inc.	242	3,984
United Community Banks, Inc.	133	3,939
South State Corp.	45	3,933
Blackhawk Network Holdings, Inc.*	104	3,918
First Midwest Bancorp, Inc.	153	3,860
Xenia Hotels & Resorts, Inc.	196	3,806
EverBank Financial Corp.	195	3,793
Financial Engines, Inc.	102	3,748
Kite Realty Group Trust	157	3,686
CBL & Associates Properties, Inc.	320	3,680
Washington Prime Group, Inc.	353	3,675
American Equity Investment Life Holding Co.	163	3,674
Janus Capital Group, Inc.	274	3,635
Genworth Financial, Inc. — Class A*	954	3,634
Argo Group International Holdings Ltd.	55	3,625
LegacyTexas Financial Group, Inc.	84	3,617
Colony Starwood Homes	123	3,544
Eagle Bancorp, Inc.*	58	3,534
TowneBank	106	3,525
Simmons First National Corp. — Class A	56	3,480
Monogram Residential Trust, Inc.	320	3,462
Independent Bank Corp.	49	3,452
PRA Group, Inc.*	87	3,401
LTC Properties, Inc.	72	3,383
NBT Bancorp, Inc.	80	3,350
Kemper Corp.	75	3,323
First Financial Bancorp	116	3,300
Horace Mann Educators Corp.	77	3,296
ServisFirst Bancshares, Inc.	88	3,295
Renasant Corp.	78	3,293
Provident Financial Services, Inc.	116	3,283

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Northwest Bancshares, Inc.	182	$3,281
WesBanco, Inc.	76	3,273
LendingClub Corp.*	623	3,271
Astoria Financial Corp.	175	3,264
BofI Holding, Inc.*,1	114	3,254
Yadkin Financial Corp.	95	3,255
Kennedy-Wilson Holdings, Inc.	157	3,219
Potlatch Corp.	77	3,207
American Assets Trust, Inc.	74	3,188
Banner Corp.	57	3,181
New York REIT, Inc.	314	3,178
Invesco Mortgage Capital, Inc.	214	3,124
STAG Industrial, Inc.	130	3,103
Select Income REIT	120	3,024
Sabra Health Care REIT, Inc.	123	3,004
Park National Corp.	25	2,992
Westamerica Bancorporation	47	2,958
Waddell & Reed Financial, Inc. — Class A	151	2,946
Union Bankshares Corp.	82	2,931
Chesapeake Lodging Trust	113	2,922
First Merchants Corp.	77	2,899
Rexford Industrial Realty, Inc.	125	2,899
Ameris Bancorp	65	2,834
Kearny Financial Corp.	175	2,721
FCB Financial Holdings, Inc. — Class A*	57	2,719
MBIA, Inc.*	250	2,675
Tompkins Financial Corp.	28	2,647
Summit Hotel Properties, Inc.	164	2,629
Franklin Street Properties Corp.	198	2,566
Boston Private Financial Holdings, Inc.	155	2,565
S&T Bancorp, Inc.	65	2,538
Global Net Lease, Inc.	324	2,538
Government Properties Income Trust	133	2,536
WSFS Financial Corp.	54	2,503
Ramco-Gershenson Properties Trust	150	2,487
Navigators Group, Inc.	21	2,472
Pennsylvania Real Estate Investment Trust	130	2,465
BNC Bancorp	77	2,456
Terreno Realty Corp.	86	2,450
Beneficial Bancorp, Inc.	133	2,447
WisdomTree Investments, Inc.[1]	218	2,429
Employers Holdings, Inc.	61	2,416
First Commonwealth Financial Corp.	168	2,382
Four Corners Property Trust, Inc.	115	2,359
National General Holdings Corp.	92	2,299
Apollo Commercial Real Estate Finance, Inc.	137	2,277
AMERISAFE, Inc.	36	2,245
CYS Investments, Inc.	288	2,226
CenterState Banks, Inc.	88	2,215
Redwood Trust, Inc.	145	2,205
Lakeland Financial Corp.	46	2,179
Brookline Bancorp, Inc.	131	2,148
Berkshire Hills Bancorp, Inc.	58	2,137
PennyMac Mortgage Investment Trust	129	2,112
Hanmi Financial Corp.	60	2,094
FelCor Lodging Trust, Inc.	259	2,075
HFF, Inc. — Class A	68	2,057
Heartland Financial USA, Inc.	42	2,016
United Fire Group, Inc.	41	2,016
Seritage Growth Properties[1]	47	2,008
Safety Insurance Group, Inc.	27	1,990
Stewart Information Services Corp.	43	1,981
Agree Realty Corp.	43	1,980
Cardinal Financial Corp.	60	1,967
Piper Jaffray Cos.*	27	1,958
Maiden Holdings Ltd.	112	1,954
Ambac Financial Group, Inc.*	86	1,935
Nelnet, Inc. — Class A	38	1,929
RE/MAX Holdings, Inc. — Class A	34	1,904
Aircastle Ltd.	91	1,898
City Holding Co.	28	1,893
Stock Yards Bancorp, Inc.	40	1,878
Capstead Mortgage Corp.	181	1,844
Pacific Premier Bancorp, Inc.*	52	1,838
Monmouth Real Estate Investment Corp.	120	1,829
St. Joe Co.*	96	1,824
First Busey Corp.	59	1,816
Capital Bank Financial Corp. — Class A	46	1,806
Sandy Spring Bancorp, Inc.	45	1,800
Central Pacific Financial Corp.	57	1,791
Parkway, Inc.*	80	1,780
State Bank Financial Corp.	66	1,773
Southside Bancshares, Inc.	47	1,770
Universal Insurance Holdings, Inc.	62	1,761
Infinity Property & Casualty Corp.	20	1,758
Meridian Bancorp, Inc.	92	1,739
United Financial Bancorp, Inc.	95	1,725
FNFV Group*	125	1,713
Alexander’s, Inc.	4	1,707
Hersha Hospitality Trust	79	1,699
CareTrust REIT, Inc.	109	1,670
Customers Bancorp, Inc.*	46	1,648
Meta Financial Group, Inc.	16	1,645
Investors Real Estate Trust	230	1,640
Walker & Dunlop, Inc.*	52	1,622
Banc of California, Inc.	93	1,614
iStar, Inc.*	130	1,608
Northfield Bancorp, Inc.	80	1,598
Tier REIT, Inc.	91	1,582
First Interstate BancSystem, Inc. — Class A	37	1,574
Universal Health Realty Income Trust	24	1,574
Washington Trust Bancorp, Inc.	28	1,569
Flushing Financial Corp.	53	1,558
Enterprise Financial Services Corp.	36	1,548
Cass Information Systems, Inc.	21	1,545
PHH Corp.*	101	1,531
ARMOUR Residential REIT, Inc.[1]	70	1,517
TrustCo Bank Corp. NY	173	1,514
MainSource Financial Group, Inc.	44	1,514
First BanCorp*	226	1,494
FBL Financial Group, Inc. — Class A	19	1,485

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

National Storage Affiliates Trust	67	$1,479
Greenhill & Company, Inc.	53	1,468
National Bank Holdings Corp. — Class A	46	1,467
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	77	1,462
Chatham Lodging Trust	71	1,459
Univest Corporation of Pennsylvania	47	1,452
Third Point Reinsurance Ltd.*	125	1,444
Lakeland Bancorp, Inc.	74	1,443
Heritage Financial Corp.	56	1,442
Community Trust Bancorp, Inc.	29	1,438
HomeStreet, Inc.*	45	1,422
German American Bancorp, Inc.	27	1,420
NorthStar Realty Europe Corp.	113	1,420
New Senior Investment Group, Inc.	145	1,420
ConnectOne Bancorp, Inc.	54	1,401
BancFirst Corp.	15	1,396
New York Mortgage Trust, Inc. REIT	209	1,379
Oritani Financial Corp.	73	1,369
MTGE Investment Corp.	87	1,366
InfraREIT, Inc.	76	1,361
Urstadt Biddle Properties, Inc. — Class A	56	1,350
Bryn Mawr Bank Corp.	32	1,349
Cohen & Steers, Inc.	40	1,343
1st Source Corp.	30	1,340
KCG Holdings, Inc. — Class A*	100	1,325
Independent Bank Group, Inc.	21	1,310
TriCo Bancshares	38	1,299
Virtus Investment Partners, Inc.	11	1,299
Encore Capital Group, Inc.*	45	1,289
Camden National Corp.	29	1,289
Greenlight Capital Re Ltd. — Class A*	56	1,277
Getty Realty Corp.	50	1,275
Diamond Hill Investment Group, Inc.	6	1,262
National Western Life Group, Inc. — Class A	4	1,243
Easterly Government Properties, Inc.	62	1,241
Seacoast Banking Corporation of Florida*	56	1,235
Investment Technology Group, Inc.	62	1,224
Bridge Bancorp, Inc.	32	1,213
First Potomac Realty Trust	110	1,207
Preferred Bank/Los Angeles CA	23	1,206
CoBiz Financial, Inc.	71	1,199
Saul Centers, Inc.	18	1,199
Moelis & Co. — Class A	35	1,187
Dime Community Bancshares, Inc.	59	1,186
First of Long Island Corp.	42	1,185
OceanFirst Financial Corp.	39	1,171
Ashford Hospitality Trust, Inc.	148	1,148
International. FCStone, Inc.*	29	1,148
Mercantile Bank Corp.	30	1,131
James River Group Holdings Ltd.	27	1,122
CU Bancorp*	31	1,110
OM Asset Management plc	76	1,102
Nationstar Mortgage Holdings, Inc.*,1	61	1,102
Great Southern Bancorp, Inc.	20	1,093
Altisource Residential Corp.	99	1,092
Silver Bay Realty Trust Corp.	63	1,080
Flagstar Bancorp, Inc.*	40	1,078
OFG Bancorp	82	1,074
Park Sterling Corp.	98	1,057
PJT Partners, Inc. — Class A1	34	1,050
Horizon Bancorp	37	1,036
Ocwen Financial Corp.*	191	1,029
Cedar Realty Trust, Inc.	157	1,025
First Bancorp	37	1,004
First Financial Corp.	19	1,003
Ladder Capital Corp. — Class A	73	1,002
NMI Holdings, Inc. — Class A*	94	1,001
QCR Holdings, Inc.	23	996
Opus Bank	33	992
Southwest Bancorp, Inc.	34	986
Peoples Bancorp, Inc.	30	974
Stonegate Bank	23	960
Suffolk Bancorp	22	942
Anworth Mortgage Asset Corp.	182	941
Independence Realty Trust, Inc.	105	937
TriState Capital Holdings, Inc.*	42	928
Peapack Gladstone Financial Corp.	30	926
Fidelity Southern Corp.	39	923
Armada Hoffler Properties, Inc.	63	918
Farmer Mac — Class C	16	916
AG Mortgage Investment Trust, Inc.	53	907
First Community Bancshares, Inc.	30	904
Westwood Holdings Group, Inc.	15	900
Financial Institutions, Inc.	26	889
Waterstone Financial, Inc.	48	883
Blue Hills Bancorp, Inc.	47	881
Forestar Group, Inc.*	65	864
Citizens, Inc.*	88	864
First Defiance Financial Corp.	17	863
Pacific Continental Corp.	39	852
Arrow Financial Corp.	21	851
Independent Bank Corp.	39	846
Gladstone Commercial Corp.	42	844
CatchMark Timber Trust, Inc. — Class A	74	833
State National Companies, Inc.	58	804
HomeTrust Bancshares, Inc.*	31	803
CorEnergy Infrastructure Trust, Inc.	23	802
United Community Financial Corp.	88	787
Western Asset Mortgage Capital Corp.	78	785
Heritage Insurance Holdings, Inc.	50	784
State Auto Financial Corp.	29	777
Bank of Marin Bancorp	11	767
Virtu Financial, Inc. — Class A	48	766
NexPoint Residential Trust, Inc.	34	760
Allegiance Bancshares, Inc.*	21	759
Triumph Bancorp, Inc.*	29	758
Franklin Financial Network, Inc.*	18	753
Marcus & Millichap, Inc.*	28	748
Bancorp, Inc.*	95	747
Cowen Group, Inc. — Class A*	48	744

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

West Bancorporation, Inc.	30	$741
Bank Mutual Corp.	77	728
Heritage Commerce Corp.	50	722
Whitestone REIT — Class B	50	719
Houlihan Lokey, Inc.	23	716
First Foundation, Inc.*	25	713
Republic Bancorp, Inc. — Class A	18	712
Clifton Bancorp, Inc.	42	711
World Acceptance Corp.*	11	707
Ares Commercial Real Estate Corp.	51	700
CNB Financial Corp.	26	695
UMH Properties, Inc.	46	692
Live Oak Bancshares, Inc.	37	685
Guaranty Bancorp	28	678
People’s Utah Bancorp	25	671
Nicolet Bankshares, Inc.*	14	668
Farmers National Banc Corp.	47	667
Preferred Apartment Communities, Inc. — Class A	43	641
Enterprise Bancorp, Inc.	17	639
Arlington Asset Investment Corp. — Class A	43	637
Peoples Financial Services Corp.	13	633
HCI Group, Inc.	16	632
First Bancorp, Inc.	19	629
One Liberty Properties, Inc.	25	628
Enova International, Inc.*	50	628
Atlantic Capital Bancshares, Inc.*	33	627
Acacia Research Corp.*	95	618
First Connecticut Bancorp, Inc.	27	612
Global Indemnity Ltd.*	16	611
OneBeacon Insurance Group Ltd. — Class A	38	610
Old Second Bancorp, Inc.	55	608
MidWestOne Financial Group, Inc.	16	602
Ashford Hospitality Prime, Inc.	44	601
WMIH Corp.*	385	597
Merchants Bancshares, Inc.	11	596
National Commerce Corp.*	16	594
Green Bancorp, Inc.*	39	593
Hingham Institution for Savings	3	590
Farmers Capital Bank Corp.	14	589
Carolina Financial Corp.	19	585
Altisource Portfolio Solutions S.A.*	22	585
Sierra Bancorp	22	585
RAIT Financial Trust	174	585
Dynex Capital, Inc.	85	580
Citizens & Northern Corp.	22	576
Heritage Oaks Bancorp	46	567
National Bankshares, Inc.	13	565
American National Bankshares, Inc.	16	557
Community Healthcare Trust, Inc.	24	553
Fidelity & Guaranty Life	23	545
HarborOne Bancorp, Inc.*	28	542
City Office REIT, Inc.	41	540
Republic First Bancorp, Inc.*	64	534
Ames National Corp.	16	528
Regional Management Corp.*	20	526
Bar Harbor Bankshares	11	521
Macatawa Bank Corp.	50	521
Sun Bancorp, Inc.	20	520
RMR Group, Inc. — Class A	13	514
Safeguard Scientifics, Inc.*	38	511
First Mid-Illinois Bancshares, Inc.	15	510
United Insurance Holdings Corp.	33	500
Orchid Island Capital, Inc.[1]	46	498
Bluerock Residential Growth REIT, Inc.	36	494
Cascade Bancorp*	60	487
EMC Insurance Group, Inc.	16	480
Resource Capital Corp.	57	475
Investors Title Co.	3	475
Ladenburg Thalmann Financial Services, Inc.*	192	468
GAIN Capital Holdings, Inc.	71	467
Territorial Bancorp, Inc.	14	460
WashingtonFirst Bankshares, Inc.	16	457
Penns Woods Bancorp, Inc.	9	455
FRP Holdings, Inc.*	12	452
Western New England Bancorp, Inc.	48	449
Federated National Holding Co.	24	449
Kinsale Capital Group, Inc.	13	442
Summit Financial Group, Inc.	16	440
Codorus Valley Bancorp, Inc.	15	438
NewStar Financial, Inc.*	47	435
BSB Bancorp, Inc.*	15	434
Charter Financial Corp.	26	433
PennyMac Financial Services, Inc. — Class A*	26	433
Capital City Bank Group, Inc.	21	430
BankFinancial Corp.	29	430
Baldwin & Lyons, Inc. — Class B	17	428
Consolidated-Tomoka Land Co.	8	427
Veritex Holdings, Inc.*	16	427
Home Bancorp, Inc.	11	424
On Deck Capital, Inc.*	91	421
Trupanion, Inc.*	27	419
Access National Corp.	15	416
Northrim BanCorp, Inc.	13	411
Xenith Bankshares, Inc.*	14	400
Southern First Bancshares, Inc.*	11	396
LCNB Corp.	17	395
Stratus Properties, Inc.*	12	393
Southern Missouri Bancorp, Inc.	11	389
MBT Financial Corp.	34	386
Old Line Bancshares, Inc.	16	384
Premier Financial Bancorp, Inc.	19	376
Great Ajax Corp.	28	372
Shore Bancshares, Inc.	24	366
eHealth, Inc.*	34	362
Atlas Financial Holdings, Inc.*	20	361
Century Bancorp, Inc. — Class A	6	360
Bankwell Financial Group, Inc.	11	358

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

First Business Financial Services, Inc.	15	$356
Lake Sunapee Bank Group	15	354
Oppenheimer Holdings, Inc. — Class A	19	353
Owens Realty Mortgage, Inc.	19	352
Bear State Financial, Inc.	34	345
ACNB Corp.	11	344
Southern National Bancorp of Virginia, Inc.	21	343
Trinity Place Holdings, Inc.*	37	343
Central Valley Community Bancorp	17	339
Equity Bancshares, Inc. — Class A*	10	336
First Financial Northwest, Inc.	17	336
Marlin Business Services Corp.	16	334
MutualFirst Financial, Inc.	10	331
First Northwest Bancorp*	21	328
SI Financial Group, Inc.	21	323
First Internet Bancorp	10	320
Union Bankshares, Inc.	7	318
Orrstown Financial Services, Inc.	14	314
Middleburg Financial Corp.	9	313
Pzena Investment Management, Inc. — Class A	28	311
Real Industry, Inc.*	50	305
First Community Financial Partners, Inc.*	26	304
Hallmark Financial Services, Inc.*	26	302
C&F Financial Corp.	6	299
Associated Capital Group, Inc. — Class A	9	296
Crawford & Co. — Class B	23	289
Donegal Group, Inc. — Class A	16	280
Calamos Asset Management, Inc. — Class A	32	274
Impac Mortgage Holdings, Inc.*	19	266
Tiptree Financial, Inc. — Class A	43	264
Provident Financial Holdings, Inc.	13	263
Global Medical REIT, Inc.	29	259
Independence Holding Co.	13	254
Midland States Bancorp, Inc.	7	253
GAMCO Investors, Inc. — Class A	8	247
Farmland Partners, Inc.	22	246
County Bancorp, Inc.	9	243
ESSA Bancorp, Inc.	15	236
First NBC Bank Holding Co.*	30	219
Chemung Financial Corp.	6	218
Pacific Mercantile Bancorp*	29	212
Manning & Napier, Inc. — Class A	28	211
Blue Capital Reinsurance Holdings Ltd.	11	203
Silvercrest Asset Management Group, Inc. — Class A	13	171
Walter Investment Management Corp.*	35	166
Hennessy Advisors, Inc.	5	159
Provident Bancorp, Inc.*	8	143
FBR & Co.	11	143
Greene County Bancorp, Inc.	6	137
Medley Management, Inc. — Class A	11	109
Paragon Commercial Corp.*	2	87
Fifth Street Asset Management, Inc.	10	67
United Development Funding IV	22	66
California First National Bancorp	4	63
Griffin Industrial Realty, Inc.	1	32
Total Financial		993,675

Consumer, Non-cyclical - 11.5%
HealthSouth Corp.	168	6,928
TESARO, Inc.*	51	6,857
Deluxe Corp.	93	6,661
PAREXEL International Corp.*	100	6,572
Exelixis, Inc.*	431	6,425
NuVasive, Inc.*	94	6,331
Snyder’s-Lance, Inc.	153	5,867
Bright Horizons Family Solutions, Inc.*	83	5,812
Team Health Holdings, Inc.*	129	5,604
B&G Foods, Inc.	125	5,475
Cantel Medical Corp.	68	5,356
Prestige Brands Holdings, Inc.*	101	5,261
Masimo Corp.*	78	5,257
Healthcare Services Group, Inc.	134	5,248
Catalent, Inc.*	189	5,096
Lancaster Colony Corp.	36	5,090
Chemed Corp.	31	4,972
Grand Canyon Education, Inc.*	85	4,968
Horizon Pharma plc*	306	4,950
Integra LifeSciences Holdings Corp.*	57	4,890
Ultragenyx Pharmaceutical, Inc.*	68	4,781
Cardtronics plc — Class A*	86	4,693
Matthews International Corp. — Class A	61	4,688
Neogen Corp.*	69	4,554
Wright Medical Group N.V.*	196	4,504
United Natural Foods, Inc.*	94	4,486
Helen of Troy Ltd.*	53	4,476
Molina Healthcare, Inc.*	82	4,449
Cimpress N.V.*	48	4,397
Medicines Co.*	128	4,344
ABM Industries, Inc.	106	4,329
Bluebird Bio, Inc.*	70	4,319
On Assignment, Inc.*	97	4,283
Avon Products, Inc.*	835	4,208
Owens & Minor, Inc.	119	4,200
ARIAD Pharmaceuticals, Inc.*	336	4,180
Incorporated Research Holdings, Inc. — Class A*	79	4,156
ICU Medical, Inc.*	28	4,126
Insulet Corp.*	109	4,107
Darling Ingredients, Inc.*	312	4,028
Vector Group Ltd.	176	4,002
Aaron’s, Inc.	125	3,998
Seaboard Corp.*	1	3,952
Haemonetics Corp.*	97	3,899
J&J Snack Foods Corp.	29	3,869
LifeLock, Inc.*	160	3,826
Dean Foods Co.	174	3,789
Ironwood Pharmaceuticals, Inc. — Class A*	246	3,761
DeVry Education Group, Inc.	119	3,713

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Sotheby’s*	93	$3,707
Fresh Del Monte Produce, Inc.	61	3,697
CEB, Inc.	61	3,696
Ligand Pharmaceuticals, Inc. — Class B*	36	3,658
Sanderson Farms, Inc.	38	3,581
FTI Consulting, Inc.*	79	3,561
Brink’s Co.	86	3,548
Magellan Health, Inc.*	47	3,537
AMN Healthcare Services, Inc.*	90	3,461
Monro Muffler Brake, Inc.	60	3,432
Nevro Corp.*	46	3,342
HealthEquity, Inc.*	82	3,323
Kite Pharma, Inc.*,1	74	3,318
Nektar Therapeutics*	270	3,313
Globus Medical, Inc. — Class A*	133	3,300
Halyard Health, Inc.*	89	3,291
Prothena Corporation plc*,1	66	3,246
Cambrex Corp.*	60	3,236
Korn/Ferry International	109	3,208
NxStage Medical, Inc.*	121	3,171
WD-40 Co.	27	3,156
Travelport Worldwide Ltd.	219	3,088
Penumbra, Inc.*	48	3,062
Zeltiq Aesthetics, Inc.*	67	2,916
Sage Therapeutics, Inc.*	57	2,909
HMS Holdings Corp.*	160	2,906
Boston Beer Company, Inc. — Class A*	17	2,887
Array BioPharma, Inc.*	318	2,795
SpartanNash Co.	70	2,768
Select Medical Holdings Corp.*	203	2,689
Exact Sciences Corp.*,1	201	2,685
Universal Corp.	42	2,678
Clovis Oncology, Inc.*,1	60	2,665
ACCO Brands Corp.*	202	2,636
Cal-Maine Foods, Inc.[1]	59	2,606
Sarepta Therapeutics, Inc.*	95	2,605
Advisory Board Co.*	78	2,594
Five Prime Therapeutics, Inc.*	51	2,555
PRA Health Sciences, Inc.*	46	2,536
Surgical Care Affiliates, Inc.*	51	2,360
SUPERVALU, Inc.*	505	2,358
Navigant Consulting, Inc.*	90	2,356
CONMED Corp.	52	2,297
AMAG Pharmaceuticals, Inc.*	66	2,297
Radius Health, Inc.*	60	2,282
Andersons, Inc.	51	2,280
Amedisys, Inc.*	53	2,259
Supernus Pharmaceuticals, Inc.*	89	2,247
Pacira Pharmaceuticals, Inc.*	69	2,229
Abaxis, Inc.	42	2,216
Theravance Biopharma, Inc.*	69	2,199
Merit Medical Systems, Inc.*	82	2,173
Air Methods Corp.*	68	2,166
Team, Inc.*	55	2,159
Natus Medical, Inc.*	62	2,158
EVERTEC, Inc.	121	2,148
Myriad Genetics, Inc.*	128	2,134
Insperity, Inc.	30	2,129
FibroGen, Inc.*	99	2,118
Synergy Pharmaceuticals, Inc.*	344	2,095
Depomed, Inc.*	116	2,090
Portola Pharmaceuticals, Inc.*	93	2,086
Inogen, Inc.*	31	2,082
Huron Consulting Group, Inc.*	41	2,077
Cynosure, Inc. — Class A*	45	2,052
TriNet Group, Inc.*	80	2,050
Halozyme Therapeutics, Inc.*	207	2,045
Emergent BioSolutions, Inc.*	62	2,036
Ensign Group, Inc.	91	2,020
Analogic Corp.	24	1,991
Spectranetics Corp.*	81	1,985
Repligen Corp.*	64	1,972
TrueBlue, Inc.*	80	1,972
Central Garden & Pet Co. — Class A*	63	1,947
Green Dot Corp. — Class A*	81	1,908
NutriSystem, Inc.	55	1,906
ICF International, Inc.*	34	1,877
Alder Biopharmaceuticals, Inc.*	89	1,851
Momenta Pharmaceuticals, Inc.*	123	1,851
Capella Education Co.	21	1,844
Impax Laboratories, Inc.*	139	1,841
Spark Therapeutics, Inc.*	36	1,796
Vascular Solutions, Inc.*	32	1,795
Calavo Growers, Inc.	29	1,781
McGrath RentCorp	45	1,764
Aerie Pharmaceuticals, Inc.*	46	1,741
MiMedx Group, Inc.*,1	194	1,719
Integer Holdings Corp.*	58	1,708
Performance Food Group Co.*	71	1,704
Viad Corp.	38	1,676
TherapeuticsMD, Inc.*	285	1,644
Innoviva, Inc.*	153	1,637
Puma Biotechnology, Inc.*	53	1,627
US Physical Therapy, Inc.	23	1,614
Strayer Education, Inc.*	20	1,613
Coca-Cola Bottling Company Consolidated	9	1,609
Xencor, Inc.*	61	1,605
Apollo Education Group, Inc. — Class A*	162	1,604
National Healthcare Corp.	21	1,592
Coherus Biosciences, Inc.*	56	1,576
Insmed, Inc.*	118	1,561
Acorda Therapeutics, Inc.*	82	1,542
Atrion Corp.	3	1,522
Luminex Corp.*	75	1,517
Quad/Graphics, Inc.	55	1,478
Cardiovascular Systems, Inc.*	60	1,453
Dermira, Inc.*	47	1,426
PharMerica Corp.*	56	1,408
Meridian Bioscience, Inc.	79	1,399
Healthways, Inc.*	60	1,365
Eagle Pharmaceuticals, Inc.*	17	1,348
Amicus Therapeutics, Inc.*	270	1,342

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Acceleron Pharma, Inc.*	52	$1,327
Anika Therapeutics, Inc.*	27	1,322
Tootsie Roll Industries, Inc.	33	1,311
Resources Connection, Inc.	68	1,309
Retrophin, Inc.*	69	1,306
Ingles Markets, Inc. — Class A	27	1,299
CBIZ, Inc.*	94	1,288
Kelly Services, Inc. — Class A	56	1,284
Career Education Corp.*	127	1,281
LHC Group, Inc.*	28	1,280
Kindred Healthcare, Inc.	160	1,256
Amphastar Pharmaceuticals, Inc.*	68	1,253
ZIOPHARM Oncology, Inc.*,1	231	1,236
Paylocity Holding Corp.*	41	1,230
MacroGenics, Inc.*	60	1,226
USANA Health Sciences, Inc.*	20	1,224
LendingTree, Inc.*	12	1,216
Weis Markets, Inc.	18	1,203
MGP Ingredients, Inc.	24	1,200
Orthofix International N.V.*,1	33	1,194
AtriCure, Inc.*	60	1,174
Lannett Company, Inc.*,1	53	1,169
Community Health Systems, Inc.*	209	1,168
CryoLife, Inc.*	60	1,149
Progenics Pharmaceuticals, Inc.*	132	1,140
BioTelemetry, Inc.*	51	1,140
John B Sanfilippo & Son, Inc.	16	1,126
National Beverage Corp.[1]	22	1,124
Vanda Pharmaceuticals, Inc.*	70	1,117
Lexicon Pharmaceuticals, Inc.*,1	80	1,106
Rent-A-Center, Inc.	98	1,103
K12, Inc.*	64	1,098
Glaukos Corp.*	32	1,098
Diplomat Pharmacy, Inc.*	87	1,096
Quidel Corp.*	51	1,092
Kforce, Inc.	47	1,086
Inter Parfums, Inc.	33	1,081
Blueprint Medicines Corp.*	38	1,066
Phibro Animal Health Corp. — Class A	36	1,055
Omega Protein Corp.*	42	1,052
Corcept Therapeutics, Inc.*	142	1,031
Genomic Health, Inc.*	35	1,029
SciClone Pharmaceuticals, Inc.*	95	1,026
Aimmune Therapeutics, Inc.*	50	1,023
RPX Corp.*	94	1,015
Enanta Pharmaceuticals, Inc.*	30	1,005
K2M Group Holdings, Inc.*	49	982
Intra-Cellular Therapies, Inc.*	65	981
Cross Country Healthcare, Inc.*	61	952
Providence Service Corp.*	25	951
Merrimack Pharmaceuticals, Inc.*	232	947
GenMark Diagnostics, Inc.*	76	930
SP Plus Corp.*	33	929
Epizyme, Inc.*	76	920
Albany Molecular Research, Inc.*	49	919
Achillion Pharmaceuticals, Inc.*	222	917
Accelerate Diagnostics, Inc.*	44	913
Triple-S Management Corp. — Class B*	44	911
ANI Pharmaceuticals, Inc.*	15	909
OraSure Technologies, Inc.*	103	904
Endologix, Inc.*	154	881
BioCryst Pharmaceuticals, Inc.*	139	880
Versartis, Inc.*	59	879
Keryx Biopharmaceuticals, Inc.*	150	879
Inovio Pharmaceuticals, Inc.*	126	874
Landauer, Inc.	18	866
Universal American Corp.*	87	866
NeoGenomics, Inc.*	101	866
AngioDynamics, Inc.*	51	860
Heska Corp.*	12	859
Capital Senior Living Corp.*	53	851
Ennis, Inc.	49	850
Heidrick & Struggles International, Inc.	35	845
Ardelyx, Inc.*	59	838
Flexion Therapeutics, Inc.*	44	837
Cerus Corp.*	192	835
Barrett Business Services, Inc.	13	833
Medifast, Inc.	20	833
STAAR Surgical Co.*	76	825
Forrester Research, Inc.	19	816
Revance Therapeutics, Inc.*	39	807
Loxo Oncology, Inc.*	25	803
Carriage Services, Inc. — Class A	28	802
Heron Therapeutics, Inc.*,1	60	786
Invacare Corp.	60	783
Cytokinetics, Inc.*	64	778
Omeros Corp.*	77	764
Aduro Biotech, Inc.*,1	67	764
Hackett Group, Inc.	43	759
Novocure Ltd.*	96	754
Lion Biotechnologies, Inc.*	107	744
Otonomy, Inc.*	46	731
American Public Education, Inc.*	29	712
Akebia Therapeutics, Inc.*	68	708
REGENXBIO, Inc.*	38	705
CorVel Corp.*	19	695
Accuray, Inc.*	151	695
PTC Therapeutics, Inc.*	63	687
Immunomedics, Inc.*,1	185	679
PDL BioPharma, Inc.	314	666
Almost Family, Inc.*	15	662
MoneyGram International, Inc.*	56	661
Tejon Ranch Co.*	26	661
Arena Pharmaceuticals, Inc.*	465	660
ServiceSource International, Inc.*	116	659
LeMaitre Vascular, Inc.	26	659
Curis, Inc.*	212	653
Spectrum Pharmaceuticals, Inc.*	147	651
Novavax, Inc.*	512	645
Teladoc, Inc.*	39	644
Revlon, Inc. — Class A*	22	641
Celldex Therapeutics, Inc.*	181	641

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Surmodics, Inc.*	25	$635
Central Garden & Pet Co.*	19	629
Oxford Immunotec Global plc*	42	628
Atara Biotherapeutics, Inc.*	44	625
NanoString Technologies, Inc.*	28	624
Smart & Final Stores, Inc.*	44	620
Weight Watchers International, Inc.*	53	607
Sucampo Pharmaceuticals, Inc. — Class A*	44	596
Rockwell Medical, Inc.*	91	596
Geron Corp.*	286	592
Chefs’ Warehouse, Inc.*	37	585
Intersect ENT, Inc.*	48	581
Pacific Biosciences of California, Inc.*	152	578
Civitas Solutions, Inc.*	29	577
Natera, Inc.*	49	574
Agenus, Inc.*	139	573
Axovant Sciences Ltd.*	46	571
Zogenix, Inc.*	47	571
Nutraceutical International Corp.	16	559
BioSpecifics Technologies Corp.*	10	557
Alarm.com Holdings, Inc.*	20	557
Surgery Partners, Inc.*	35	555
Organovo Holdings, Inc.*	163	553
ConforMIS, Inc.*	68	551
Farmer Brothers Co.*	15	551
CRA International, Inc.	15	549
Exactech, Inc.*	20	546
Bellicum Pharmaceuticals, Inc.*	40	545
Medpace Holdings, Inc.*	15	541
Adamas Pharmaceuticals, Inc.*	32	541
Paratek Pharmaceuticals, Inc.*	35	539
Teligent, Inc.*	79	522
Enzo Biochem, Inc.*	75	521
Utah Medical Products, Inc.	7	509
Trevena, Inc.*	85	500
Primo Water Corp.*	40	491
Addus HomeCare Corp.*	14	491
Aclaris Therapeutics, Inc.*	18	489
Advaxis, Inc.*	68	487
Amplify Snack Brands, Inc.*	55	485
Seneca Foods Corp. — Class A*	12	481
Vectrus, Inc.*	20	477
BioTime, Inc.*	132	477
Limoneira Co.	22	473
Great Lakes Dredge & Dock Corp.*	112	470
Foundation Medicine, Inc.*	26	460
La Jolla Pharmaceutical Co.*	26	456
Aratana Therapeutics, Inc.*	63	452
RadNet, Inc.*	70	452
AxoGen, Inc.*	50	450
Global Blood Therapeutics, Inc.*	31	448
CSS Industries, Inc.	16	433
Village Super Market, Inc. — Class A	14	433
Avexis, Inc.*	9	430
CytomX Therapeutics, Inc.*	39	429
Karyopharm Therapeutics, Inc.*	45	423
Minerva Neurosciences, Inc.*	36	423
NewLink Genetics Corp.*	41	421
Rigel Pharmaceuticals, Inc.*	177	421
Insys Therapeutics, Inc.*	45	414
Quorum Health Corp.*	56	407
Craft Brew Alliance, Inc.*	24	406
Collegium Pharmaceutical, Inc.*	26	405
Sangamo BioSciences, Inc.*	132	403
ARC Document Solutions, Inc.*	78	396
MannKind Corp.*	614	391
Edge Therapeutics, Inc.*	31	388
PharmAthene, Inc.*	118	384
Franklin Covey Co.*	19	383
Cutera, Inc.*	22	382
Chimerix, Inc.*	81	373
Cara Therapeutics, Inc.*	40	372
WaVe Life Sciences Ltd.*	14	366
American Renal Associates Holdings, Inc.*	17	362
Inventure Foods, Inc.*	36	355
RTI Surgical, Inc.*	109	354
Natural Health Trends Corp.	14	348
Bridgepoint Education, Inc.*	34	344
Stemline Therapeutics, Inc.*	32	342
Invitae Corp.*	43	341
Esperion Therapeutics, Inc.*	27	338
MediciNova, Inc.*	56	338
Seres Therapeutics, Inc.*	34	337
XBiotech, Inc.*	33	334
B. Riley Financial, Inc.	18	332
ImmunoGen, Inc.*	160	326
ChemoCentryx, Inc.*	44	326
TG Therapeutics, Inc.*	70	326
Egalet Corp.*	42	321
Textainer Group Holdings Ltd.	43	320
Durect Corp.*	239	320
Concert Pharmaceuticals, Inc.*	31	319
Pfenex, Inc.*	35	317
MyoKardia, Inc.*	24	311
Ascent Capital Group, Inc. — Class A*	19	309
OncoMed Pharmaceuticals, Inc.*	40	308
Protagonist Therapeutics, Inc.*	14	308
Alliance One International, Inc.*	16	307
National Research Corp. — Class A	16	304
Genesis Healthcare, Inc.*	71	302
Cellular Biomedicine Group, Inc.*	23	301
Collectors Universe, Inc.	14	297
Ignyta, Inc.*	56	297
Idera Pharmaceuticals, Inc.*	197	296
Dynavax Technologies Corp.*	74	292
Ocular Therapeutix, Inc.*	34	285
Voyager Therapeutics, Inc.*	22	280
Ophthotech Corp.*	58	280
Tetraphase Pharmaceuticals, Inc.*	69	278
Aevi Genomic Medicine, Inc.*	52	269
Entellus Medical, Inc.*	14	266

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

CAI International, Inc.*	30	$260
InVivo Therapeutics Holdings Corp.*	61	256
Neff Corp. — Class A*	18	254
Cidara Therapeutics, Inc.*	24	250
Anavex Life Sciences Corp.*	62	246
Reata Pharmaceuticals, Inc. — Class A*	11	240
Nature’s Sunshine Products, Inc.	16	240
Cempra, Inc.*,1	85	238
PFSweb, Inc.*	28	238
Sorrento Therapeutics, Inc.*	48	235
Care.com, Inc.*	27	231
Bio-Path Holdings, Inc.*	168	227
Applied Genetic Technologies Corp.*	24	224
BioScrip, Inc.*	213	222
Nobilis Health Corp.*	105	221
Athersys, Inc.*	144	220
Information Services Group, Inc.*	59	215
Synutra International, Inc.*	40	214
Lifevantage Corp.*	26	212
Editas Medicine, Inc.*	13	211
Veracyte, Inc.*	27	209
Natural Grocers by Vitamin Cottage, Inc.*	17	202
Inotek Pharmaceuticals Corp.*	33	201
Audentes Therapeutics, Inc.*	11	201
Adeptus Health, Inc. — Class A*	26	199
Asterias Biotherapeutics, Inc.*	43	198
Iridex Corp.*	14	197
Vital Therapies, Inc.*	45	196
Osiris Therapeutics, Inc.*	38	187
Proteostasis Therapeutics, Inc.*	15	184
Endocyte, Inc.*	72	184
NantKwest, Inc.*	32	183
ChromaDex Corp.*	54	179
Arrowhead Pharmaceuticals, Inc.*	115	178
Fortress Biotech, Inc.*	65	176
AcelRx Pharmaceuticals, Inc.*	67	174
Liberty Tax, Inc.	13	174
TransEnterix, Inc.*	132	172
Selecta Biosciences, Inc.*	10	172
TerraVia Holdings, Inc.*	149	171
Intellia Therapeutics, Inc.*	13	170
Regulus Therapeutics, Inc.*	74	167
CPI Card Group, Inc.	40	166
Alico, Inc.	6	163
Neos Therapeutics, Inc.*	26	152
T2 Biosystems, Inc.*	28	147
Titan Pharmaceuticals, Inc.*	36	144
Clearside Biomedical, Inc.*	16	143
Immune Design Corp.*	26	143
Agile Therapeutics, Inc.*	25	143
Axsome Therapeutics, Inc.*	21	142
Senseonics Holdings, Inc.*	53	142
GlycoMimetics, Inc.*	23	140
AAC Holdings, Inc.*	19	138
Zafgen, Inc.*	43	137
Turning Point Brands, Inc.*	11	135
Argos Therapeutics, Inc.*	27	132
Tactile Systems Technology, Inc.*	8	131
Avinger, Inc.*	35	130
Adverum Biotechnologies, Inc.*	44	128
Infinity Pharmaceuticals, Inc.*	93	126
Cambium Learning Group, Inc.*	25	125
Lipocine, Inc.*	31	114
Mirati Therapeutics, Inc.*	24	114
Trovagene, Inc.*	53	111
Synthetic Biologics, Inc.*	144	110
Syros Pharmaceuticals, Inc.*	9	109
Flex Pharma, Inc.*	20	106
Lifeway Foods, Inc.*	9	104
Dimension Therapeutics, Inc.*	23	100
Patriot National, Inc.	21	98
Eiger BioPharmaceuticals, Inc.*	8	93
OvaScience, Inc.*	60	92
iRadimed Corp.*	8	89
Corvus Pharmaceuticals, Inc.*	6	86
Ampio Pharmaceuticals, Inc.*	91	82
Kadmon Holdings, Inc.*	15	80
Aptevo Therapeutics, Inc.*	31	76
Tandem Diabetes Care, Inc.*	35	75
CytRx Corp.*	184	68
vTv Therapeutics, Inc. — Class A*	14	68
Syndax Pharmaceuticals, Inc.*	9	65
Second Sight Medical Products, Inc.*	27	53
Anthera Pharmaceuticals, Inc.*	75	49
ViewRay, Inc.*	13	41
Galena Biopharma, Inc.*	20	39
Tokai Pharmaceuticals, Inc.*	19	19
Total Consumer, Non-cyclical		662,765

Industrial - 8.6%
Curtiss-Wright Corp.	84	8,263
EMCOR Group, Inc.	115	8,137
XPO Logistics, Inc.*	186	8,027
Teledyne Technologies, Inc.*	65	7,995
CLARCOR, Inc.	90	7,422
Woodward, Inc.	101	6,973
EnerSys	83	6,482
Littelfuse, Inc.	42	6,374
Coherent, Inc.*	46	6,320
Belden, Inc.	80	5,982
Tech Data Corp.*	66	5,589
Joy Global, Inc.	187	5,236
Louisiana-Pacific Corp.*	274	5,187
Sanmina Corp.*	139	5,094
Generac Holdings, Inc.*	124	5,052
Esterline Technologies Corp.*	56	4,995
MasTec, Inc.*	126	4,820
GATX Corp.	78	4,803
Tetra Tech, Inc.	110	4,747
John Bean Technologies Corp.	55	4,728
Kennametal, Inc.	150	4,689
Dycom Industries, Inc.*	58	4,657
KLX, Inc.*	100	4,512

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Barnes Group, Inc.	95	$4,506
Universal Display Corp.*	79	4,448
Mueller Industries, Inc.	108	4,315
Hillenbrand, Inc.	112	4,295
Knight Transportation, Inc.	127	4,197
Vishay Intertechnology, Inc.	259	4,196
Granite Construction, Inc.	75	4,125
Advanced Energy Industries, Inc.*	75	4,106
Applied Industrial Technologies, Inc.	69	4,098
MSA Safety, Inc.	59	4,090
Worthington Industries, Inc.	86	4,080
Moog, Inc. — Class A*	61	4,006
RBC Bearings, Inc.*	43	3,990
Itron, Inc.*	63	3,960
Mueller Water Products, Inc. — Class A	296	3,939
Universal Forest Products, Inc.	38	3,883
Golar LNG Ltd.	169	3,876
Masonite International Corp.*	58	3,817
KapStone Paper and Packaging Corp.	164	3,616
Trex Company, Inc.*	56	3,606
IMAX Corp.*	112	3,517
Summit Materials, Inc. — Class A*	147	3,491
Swift Transportation Co. — Class A*	142	3,459
Simpson Manufacturing Company, Inc.	79	3,456
Watts Water Technologies, Inc. — Class A	53	3,456
Plexus Corp.*	63	3,405
Franklin Electric Company, Inc.	87	3,384
II-VI, Inc.*	113	3,350
Brady Corp. — Class A	87	3,267
Trinseo S.A.	55	3,262
Headwaters, Inc.*	138	3,245
AZZ, Inc.	49	3,131
Rexnord Corp.*	157	3,076
Exponent, Inc.	49	2,955
Actuant Corp. — Class A	112	2,906
Matson, Inc.	82	2,902
Apogee Enterprises, Inc.	54	2,892
Benchmark Electronics, Inc.*	94	2,867
Methode Electronics, Inc.	69	2,853
Knowles Corp.*,1	168	2,807
Hub Group, Inc. — Class A*	64	2,800
EnPro Industries, Inc.	41	2,762
ESCO Technologies, Inc.	48	2,719
Forward Air Corp.	57	2,701
Fabrinet*	66	2,660
Rogers Corp.*	34	2,612
TopBuild Corp.*	73	2,599
AAON, Inc.	77	2,545
Greif, Inc. — Class A	49	2,514
OSI Systems, Inc.*	33	2,512
Albany International Corp. — Class A	54	2,500
Gibraltar Industries, Inc.*	60	2,499
Astec Industries, Inc.	37	2,496
Kaman Corp.	51	2,496
Triumph Group, Inc.	94	2,491
Atlas Air Worldwide Holdings, Inc.*	47	2,451
Proto Labs, Inc.*	47	2,413
TASER International, Inc.*	99	2,400
Tennant Co.	33	2,350
Comfort Systems USA, Inc.	70	2,331
Cubic Corp.	48	2,302
Werner Enterprises, Inc.	85	2,291
American Outdoor Brands Corp.*,1	104	2,192
SPX FLOW, Inc.*	67	2,148
Patrick Industries, Inc.*	28	2,136
Saia, Inc.*	48	2,119
Greenbrier Companies, Inc.[1]	51	2,119
Standex International Corp.	24	2,108
Chart Industries, Inc.*	58	2,089
AAR Corp.	63	2,082
Harsco Corp.	153	2,081
Aerojet Rocketdyne Holdings, Inc.*	113	2,028
TriMas Corp.*	86	2,021
Multi-Color Corp.	26	2,018
Tutor Perini Corp.*	72	2,016
US Ecology, Inc.	41	2,015
CIRCOR International, Inc.	31	2,011
Lydall, Inc.*	32	1,979
Badger Meter, Inc.	53	1,958
TTM Technologies, Inc.*	138	1,881
SPX Corp.*	79	1,874
Sturm Ruger & Company, Inc.	35	1,845
Briggs & Stratton Corp.	81	1,803
Federal Signal Corp.	114	1,780
Heartland Express, Inc.	87	1,771
Altra Industrial Motion Corp.	48	1,771
US Concrete, Inc.*,1	27	1,769
Argan, Inc.	25	1,764
Sun Hydraulics Corp.	44	1,759
General Cable Corp.	92	1,753
Builders FirstSource, Inc.*	159	1,744
Raven Industries, Inc.	69	1,739
Primoris Services Corp.	76	1,731
Ship Finance International Ltd.[1]	114	1,692
GoPro, Inc. — Class A*,1	192	1,672
Boise Cascade Co.*	74	1,665
Encore Wire Corp.	38	1,647
Nordic American Tankers Ltd.	187	1,571
Aegion Corp. — Class A*	66	1,564
Continental Building Products, Inc.*	67	1,548
Griffon Corp.	57	1,493
Lindsay Corp.	20	1,492
Air Transport Services Group, Inc.*	92	1,468
Babcock & Wilcox Enterprises, Inc.*	87	1,443
Manitowoc Company, Inc.*	241	1,441
Scorpio Tankers, Inc.	310	1,404
Echo Global Logistics, Inc.*	55	1,378
AVX Corp.	88	1,375
Global Brass & Copper Holdings, Inc.	40	1,372
Alamo Group, Inc.	18	1,370
Advanced Drainage Systems, Inc.	66	1,360
CTS Corp.	59	1,322

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Quanex Building Products Corp.	65	$1,320
ArcBest Corp.	47	1,300
Caesarstone Ltd.*	45	1,289
Novanta, Inc.*	60	1,260
GasLog Ltd.	78	1,256
Astronics Corp.*	37	1,252
Kadant, Inc.	20	1,224
Insteel Industries, Inc.	33	1,176
TimkenSteel Corp.*	75	1,161
Tredegar Corp.	48	1,152
Hyster-Yale Materials Handling, Inc.	18	1,148
FARO Technologies, Inc.*	31	1,116
Chase Corp.	13	1,086
MYR Group, Inc.*	28	1,055
Aerovironment, Inc.*	39	1,046
PGT Innovations, Inc.*	91	1,042
Haynes International, Inc.	24	1,032
Marten Transport Ltd.	44	1,025
Gorman-Rupp Co.	33	1,021
Columbus McKinnon Corp.	37	1,000
Kimball Electronics, Inc.*	53	965
National Presto Industries, Inc.	9	958
NN, Inc.	50	953
AEP Industries, Inc.	8	929
Casella Waste Systems, Inc. — Class A*	73	906
Stoneridge, Inc.*	51	902
Armstrong Flooring, Inc.*	44	876
Frontline Ltd.	123	875
DXP Enterprises, Inc.*	25	869
Mistras Group, Inc.*	33	847
YRC Worldwide, Inc.*	62	823
NCI Building Systems, Inc.*	52	814
CECO Environmental Corp.	56	781
Teekay Corp.	93	747
Greif, Inc. — Class B	11	743
Mesa Laboratories, Inc.	6	737
Applied Optoelectronics, Inc.*	31	727
DHT Holdings, Inc.	174	720
Park Electrochemical Corp.	37	690
GP Strategies Corp.*	24	686
Ply Gem Holdings, Inc.*	42	683
Park-Ohio Holdings Corp.	16	682
American Railcar Industries, Inc.	15	679
Energy Recovery, Inc.*	65	673
Powell Industries, Inc.	17	663
Kratos Defense & Security Solutions, Inc.*	88	651
NVE Corp.	9	643
VSE Corp.	16	621
Roadrunner Transportation Systems, Inc.*	58	603
Myers Industries, Inc.	41	586
Multi Packaging Solutions International Ltd.*	40	570
Bel Fuse, Inc. — Class B	18	556
Atkore International Group, Inc.*	23	550
Scorpio Bulkers, Inc.*	106	535
Milacron Holdings Corp.*	28	522
Ducommun, Inc.*	20	511
Orion Group Holdings, Inc.*	51	507
Teekay Tankers Ltd. — Class A	221	499
Energous Corp.*,1	28	472
Vicor Corp.*	31	468
NV5 Global, Inc.*	14	468
Hornbeck Offshore Services, Inc.*	62	448
Covenant Transportation Group, Inc. — Class A*	23	444
LSI Industries, Inc.	45	438
Vishay Precision Group, Inc.*	23	435
Sparton Corp.*	18	429
Olympic Steel, Inc.	17	412
Fluidigm Corp.*	55	400
Ardmore Shipping Corp.	54	400
Graham Corp.	18	399
Hurco Companies, Inc.	12	397
Control4 Corp.*	38	388
Dorian LPG Ltd.*	46	378
Heritage-Crystal Clean, Inc.*	24	377
Celadon Group, Inc.	52	372
TRC Companies, Inc.*	35	371
Layne Christensen Co.*	34	370
ZAGG, Inc.*	52	369
FreightCar America, Inc.	23	343
International Seaways, Inc.*	24	342
Omega Flex, Inc.	6	335
Gener8 Maritime, Inc.*	74	332
LSB Industries, Inc.*,1	39	328
Electro Scientific Industries, Inc.*	52	308
Tidewater, Inc.*	90	307
UFP Technologies, Inc.*	12	305
IES Holdings, Inc.*	15	287
Lawson Products, Inc.*	12	286
Radiant Logistics, Inc.*	72	281
Costamare, Inc.	50	280
Overseas Shipholding Group, Inc. — Class A	73	280
Ampco-Pittsburgh Corp.	16	268
Hill International, Inc.*	61	265
Aqua Metals, Inc.*	20	262
Universal Logistics Holdings, Inc.	16	262
Navios Maritime Acquisition Corp.	153	260
Allied Motion Technologies, Inc.	12	257
Hardinge, Inc.	22	244
Gencor Industries, Inc.*	15	236
Willis Lease Finance Corp.*	7	179
American Superconductor Corp.*	22	162
Handy & Harman Ltd.*	6	153
USA Truck, Inc.*	15	131
NL Industries, Inc.*	16	130
PAM Transportation Services, Inc.*	4	104
Power Solutions International, Inc.*	9	68
Astronics Corp. — Class B*	2	67
Total Industrial		490,279

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Consumer, Cyclical - 7.2%
Jack in the Box, Inc.	62	$6,922
Tenneco, Inc.*	107	6,684
Texas Roadhouse, Inc. — Class A	126	6,078
Cracker Barrel Old Country Store, Inc.[1]	36	6,011
Hawaiian Holdings, Inc.*	100	5,700
Buffalo Wild Wings, Inc.*	36	5,558
Dana, Inc.	283	5,371
Beacon Roofing Supply, Inc.*	114	5,251
Cheesecake Factory, Inc.	86	5,150
LCI Industries	45	4,848
HNI Corp.	86	4,808
American Eagle Outfitters, Inc.	316	4,795
Office Depot, Inc.	1,049	4,741
Anixter International, Inc.*	55	4,458
Papa John’s International, Inc.	52	4,450
Lithia Motors, Inc. — Class A	45	4,357
Big Lots, Inc.	85	4,267
FirstCash, Inc.	90	4,230
Steven Madden Ltd.*	117	4,182
UniFirst Corp.	29	4,166
Allegiant Travel Co. — Class A	25	4,160
Cooper Tire & Rubber Co.	105	4,079
Five Below, Inc.*	102	4,076
Dave & Buster’s Entertainment, Inc.*	72	4,054
Wolverine World Wide, Inc.	184	4,039
Churchill Downs, Inc.	26	3,911
ILG, Inc.	215	3,906
Herman Miller, Inc.	114	3,899
Bloomin’ Brands, Inc.	216	3,894
Core-Mark Holding Company, Inc.	87	3,747
Dorman Products, Inc.*	50	3,653
Marriott Vacations Worldwide Corp.	43	3,649
Children’s Place, Inc.	36	3,634
Chico’s FAS, Inc.	248	3,569
G&K Services, Inc. — Class A	37	3,569
SkyWest, Inc.	95	3,463
Deckers Outdoor Corp.*	62	3,434
TRI Pointe Group, Inc.*	283	3,250
PriceSmart, Inc.	38	3,173
Boyd Gaming Corp.*	157	3,166
Group 1 Automotive, Inc.	39	3,040
iRobot Corp.*	51	2,981
Columbia Sportswear Co.	51	2,973
Navistar International Corp.*	94	2,949
Steelcase, Inc. — Class A	163	2,918
DSW, Inc. — Class A	128	2,899
Cooper-Standard Holdings, Inc.*	28	2,894
La-Z-Boy, Inc.	93	2,887
American Axle & Manufacturing Holdings, Inc.*	146	2,818
Caleres, Inc.	81	2,658
Knoll, Inc.	91	2,542
DineEquity, Inc.	33	2,541
Mobile Mini, Inc.	84	2,541
Meritage Homes Corp.*	73	2,541
KB Home	158	2,498
Popeyes Louisiana Kitchen, Inc.*	41	2,480
G-III Apparel Group Ltd.*	82	2,424
Genesco, Inc.*	39	2,422
SeaWorld Entertainment, Inc.	127	2,404
Tailored Brands, Inc.	93	2,376
Sonic Corp.	89	2,359
Asbury Automotive Group, Inc.*	38	2,345
Gentherm, Inc.*	69	2,336
La Quinta Holdings, Inc.*	161	2,288
Interface, Inc. — Class A	123	2,282
Restoration Hardware Holdings, Inc.*,1	73	2,241
Standard Motor Products, Inc.	41	2,183
Belmond Ltd. — Class A*	159	2,123
Liberty TripAdvisor Holdings, Inc. — Class A*	138	2,077
Fossil Group, Inc.*	80	2,069
BMC Stock Holdings, Inc.*	105	2,047
Ascena Retail Group, Inc.*	328	2,030
HSN, Inc.	59	2,024
Bob Evans Farms, Inc.	38	2,022
MDC Holdings, Inc.	79	2,021
Select Comfort Corp.*	88	1,991
Callaway Golf Co.	179	1,962
American Woodmark Corp.*	26	1,957
Penn National Gaming, Inc.*	141	1,944
Meritor, Inc.*	156	1,937
ScanSource, Inc.*	48	1,937
Wabash National Corp.	122	1,930
Denny’s Corp.*	144	1,848
International Speedway Corp. — Class A	50	1,840
Rush Enterprises, Inc. — Class A*	56	1,786
ClubCorp Holdings, Inc.	122	1,751
Oxford Industries, Inc.	29	1,744
Universal Electronics, Inc.*	27	1,743
Ethan Allen Interiors, Inc.	47	1,732
BJ’s Restaurants, Inc.*	44	1,729
National CineMedia, Inc.	117	1,723
Winnebago Industries, Inc.	51	1,614
Hibbett Sports, Inc.*	43	1,604
Cavco Industries, Inc.*	16	1,598
Wesco Aircraft Holdings, Inc.*	106	1,585
Installed Building Products, Inc.*	38	1,569
Abercrombie & Fitch Co. — Class A	129	1,548
Fiesta Restaurant Group, Inc.*	51	1,522
Express, Inc.*	141	1,517
Pinnacle Entertainment, Inc.*	103	1,494
Finish Line, Inc. — Class A	79	1,486
Essendant, Inc.	71	1,484
Red Robin Gourmet Burgers, Inc.*	26	1,466
Cato Corp. — Class A	48	1,444
GNC Holdings, Inc. — Class A	130	1,435
Douglas Dynamics, Inc.	42	1,413
Guess?, Inc.	116	1,404
H&E Equipment Services, Inc.	60	1,395
Scientific Games Corp. — Class A*	99	1,386

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

AMC Entertainment Holdings, Inc. — Class A1	41	$1,380
Barnes & Noble, Inc.	120	1,338
Modine Manufacturing Co.*	89	1,326
Red Rock Resorts, Inc. — Class A	57	1,322
Francesca’s Holdings Corp.*	73	1,316
Pier 1 Imports, Inc.	154	1,315
Superior Industries International, Inc.	48	1,265
Fred’s, Inc. — Class A1	67	1,244
Buckle, Inc.[1]	54	1,231
Kimball International, Inc. — Class B	70	1,229
AdvancePierre Foods Holdings, Inc.	41	1,221
Caesars Acquisition Co. — Class A*	90	1,215
Sonic Automotive, Inc. — Class A	53	1,214
Tile Shop Holdings, Inc.*	62	1,212
Triton International Ltd.	76	1,201
Fox Factory Holding Corp.*	42	1,166
Isle of Capri Casinos, Inc.*	47	1,160
M/I Homes, Inc.*	45	1,133
Taylor Morrison Home Corp. — Class A*	58	1,117
Tower International, Inc.	39	1,106
Marcus Corp.	35	1,103
Ruth’s Hospitality Group, Inc.	60	1,098
Vitamin Shoppe, Inc.*	46	1,093
Ollie’s Bargain Outlet Holdings, Inc.*	38	1,081
Shake Shack, Inc. — Class A*	30	1,074
Nautilus, Inc.*	58	1,073
Regis Corp.*	71	1,031
EZCORP, Inc. — Class A*	96	1,022
Chuy’s Holdings, Inc.*	31	1,006
Carrols Restaurant Group, Inc.*	65	991
Unifi, Inc.*	30	979
WCI Communities, Inc.*	41	961
Crocs, Inc.*	140	960
Biglari Holdings, Inc.*	2	946
Motorcar Parts of America, Inc.*	35	942
Titan International, Inc.	84	942
Eldorado Resorts, Inc.*	54	915
Caesars Entertainment Corp.*	107	910
MarineMax, Inc.*	47	910
Wingstop, Inc.	30	888
PetMed Express, Inc.	38	877
Barnes & Noble Education, Inc.*	76	872
Zoe’s Kitchen, Inc.*	36	864
Veritiv Corp.*,1	16	860
William Lyon Homes — Class A*	45	856
Horizon Global Corp.*	35	840
Hooker Furniture Corp.	22	835
Movado Group, Inc.	29	834
LGI Homes, Inc.*,1	29	833
Haverty Furniture Companies, Inc.	35	830
Planet Fitness, Inc. — Class A	41	824
Libbey, Inc.	42	817
Beazer Homes USA, Inc.*	60	798
Lumber Liquidators Holdings, Inc.*,1	50	787
Del Frisco’s Restaurant Group, Inc.*	45	765
SiteOne Landscape Supply, Inc.*	22	764
Iconix Brand Group, Inc.*	81	757
Daktronics, Inc.	70	749
Culp, Inc.	20	743
Zumiez, Inc.*	34	743
Flexsteel Industries, Inc.	12	740
Eros International plc*	56	731
Shoe Carnival, Inc.	27	728
Party City Holdco, Inc.*	51	724
Metaldyne Performance Group, Inc.	29	666
America’s Car-Mart, Inc.*	15	656
Malibu Boats, Inc. — Class A*	34	649
PICO Holdings, Inc.*	42	636
NACCO Industries, Inc. — Class A	7	634
Hovnanian Enterprises, Inc. — Class A*	231	631
Del Taco Restaurants, Inc.*	44	621
PC Connection, Inc.	22	618
Century Communities, Inc.*	29	609
Bassett Furniture Industries, Inc.	20	608
Federal-Mogul Holdings Corp.*	58	598
Perry Ellis International, Inc.*	24	598
Big 5 Sporting Goods Corp.	34	590
Spartan Motors, Inc.	63	583
Potbelly Corp.*	45	581
Miller Industries, Inc.	21	555
Intrawest Resorts Holdings, Inc.*	31	553
Reading International, Inc. — Class A*	32	531
Monarch Casino & Resort, Inc.*	20	516
Citi Trends, Inc.	27	509
Winmark Corp.	4	505
Titan Machinery, Inc.*	34	495
Conn’s, Inc.*	39	493
Speedway Motorsports, Inc.	22	477
El Pollo Loco Holdings, Inc.*	38	467
Sportsman’s Warehouse Holdings, Inc.*	49	460
Tuesday Morning Corp.*	85	459
Duluth Holdings, Inc. — Class B*	18	457
Habit Restaurants, Inc. — Class A*	26	449
Vera Bradley, Inc.*	38	445
Green Brick Partners, Inc.*	44	442
Kirkland’s, Inc.*	28	434
Freshpet, Inc.*	42	426
Rush Enterprises, Inc. — Class B*	13	401
Supreme Industries, Inc. — Class A	25	394
Nathan’s Famous, Inc.*	6	389
GMS, Inc.*	13	381
Weyco Group, Inc.	12	376
Arctic Cat, Inc.*	25	376
Lifetime Brands, Inc.	21	373
West Marine, Inc.*	35	366
Ruby Tuesday, Inc.*	113	365
AV Homes, Inc.*	23	363
Build-A-Bear Workshop, Inc. — Class A*	26	358
Johnson Outdoors, Inc. — Class A	9	358
Bojangles’, Inc.*	19	354
Sequential Brands Group, Inc.*	74	346

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Century Casinos, Inc.*	40	$329
Stein Mart, Inc.	59	323
Boot Barn Holdings, Inc.*	25	313
Superior Uniform Group, Inc.	15	294
Destination XL Group, Inc.*	69	293
Delta Apparel, Inc.*	14	290
Tilly’s, Inc. — Class A*	22	290
Strattec Security Corp.	7	282
New Home Company, Inc.*	24	281
Marine Products Corp.	20	277
J Alexander’s Holdings, Inc.*	25	269
Lindblad Expeditions Holdings, Inc.*	28	265
Escalade, Inc.	20	264
Jamba, Inc.*	24	247
Golden Entertainment, Inc.	20	242
At Home Group, Inc.*	16	234
Red Lion Hotels Corp.*	27	225
MCBC Holdings, Inc.	15	219
Stage Stores, Inc.	49	214
Sears Holdings Corp.*,1	21	195
Systemax, Inc.	22	193
Container Store Group, Inc.*	30	191
Unique Fabricating, Inc.	13	190
Kona Grill, Inc.*	15	188
UCP, Inc. — Class A*	15	181
Vince Holding Corp.*	41	166
Luby’s, Inc.*	37	158
Workhorse Group, Inc.*	22	155
Blue Bird Corp.*	10	155
JAKKS Pacific, Inc.*	29	149
Empire Resorts, Inc.*	6	137
Fogo De Chao, Inc.*	9	129
Gaia, Inc.*	13	112
Performance Sports Group Ltd.*	72	107
Sears Hometown and Outlet Stores, Inc.*	21	99
Noodles & Co.*	21	86
CompX International, Inc.	3	48
Total Consumer, Cyclical		413,851

Technology - 6.4%
Advanced Micro Devices, Inc.*	1,427	16,183
Microsemi Corp.*	216	11,657
Aspen Technology, Inc.*	157	8,585
Take-Two Interactive Software, Inc.*	158	7,788
Cavium, Inc.*	122	7,617
Mentor Graphics Corp.	203	7,489
j2 Global, Inc.	89	7,281
Fair Isaac Corp.	59	7,034
MAXIMUS, Inc.	122	6,805
Science Applications International Corp.	80	6,783
Cirrus Logic, Inc.*	119	6,729
SYNNEX Corp.	55	6,655
Monolithic Power Systems, Inc.	74	6,063
Integrated Device Technology, Inc.*	256	6,031
MKS Instruments, Inc.	101	6,000
EPAM Systems, Inc.*	92	5,917
Blackbaud, Inc.	90	5,760
CACI International, Inc. — Class A*	46	5,718
Intersil Corp. — Class A	255	5,687
NetScout Systems, Inc.*	170	5,356
Medidata Solutions, Inc.*	104	5,166
Silicon Laboratories, Inc.*	78	5,070
Entegris, Inc.*	268	4,797
Verint Systems, Inc.*	118	4,159
Convergys Corp.	169	4,151
Tessera Holding Corp.	93	4,111
Cornerstone OnDemand, Inc.*	96	4,062
ACI Worldwide, Inc.*	219	3,975
Acxiom Corp.*	147	3,940
Electronics for Imaging, Inc.*	89	3,903
Semtech Corp.*	123	3,881
Paycom Software, Inc.*	84	3,820
CommVault Systems, Inc.*	73	3,752
Lumentum Holdings, Inc.*	96	3,711
Synaptics, Inc.*	67	3,591
MicroStrategy, Inc. — Class A*	18	3,553
Power Integrations, Inc.	52	3,528
Inphi Corp.*	76	3,391
Ambarella, Inc.*,1	61	3,302
Diebold Nixdorf, Inc.	130	3,270
ExlService Holdings, Inc.*	62	3,127
RealPage, Inc.*	103	3,090
Progress Software Corp.	95	3,033
Synchronoss Technologies, Inc.*	78	2,987
CSG Systems International, Inc.	61	2,952
Cabot Microelectronics Corp.	45	2,843
Rambus, Inc.*	206	2,836
Insight Enterprises, Inc.*	70	2,831
Envestnet, Inc.*	79	2,785
Ebix, Inc.	48	2,738
3D Systems Corp.*,1	204	2,711
HubSpot, Inc.*	55	2,585
Pegasystems, Inc.	68	2,448
MaxLinear, Inc. — Class A*	106	2,311
BroadSoft, Inc.*	56	2,310
Omnicell, Inc.*	68	2,305
Mercury Systems, Inc.*	74	2,236
Brooks Automation, Inc.	129	2,202
Veeco Instruments, Inc.*	75	2,186
SPS Commerce, Inc.*	31	2,167
2U, Inc.*	70	2,110
Sykes Enterprises, Inc.*	73	2,107
Super Micro Computer, Inc.*	73	2,048
MACOM Technology Solutions Holdings, Inc.*	44	2,036
Amkor Technology, Inc.*	190	2,005
ManTech International Corp. — Class A	47	1,986
InvenSense, Inc. — Class A*	155	1,982
Callidus Software, Inc.*	116	1,949
Bottomline Technologies de, Inc.*	76	1,902
Diodes, Inc.*	72	1,848
MTS Systems Corp.	32	1,814
Lattice Semiconductor Corp.*	228	1,678

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Qualys, Inc.*	52	$1,646
Globant S.A.*	49	1,634
Cray, Inc.*	76	1,573
Stratasys Ltd.*	93	1,538
Monotype Imaging Holdings, Inc.	77	1,528
Pure Storage, Inc. — Class A*	129	1,459
FormFactor, Inc.*	130	1,456
Unisys Corp.*	95	1,420
Photronics, Inc.*	124	1,401
Rudolph Technologies, Inc.*	57	1,331
Virtusa Corp.*	52	1,306
Box, Inc. — Class A*	93	1,289
Quality Systems, Inc.*	97	1,275
CEVA, Inc.*	37	1,241
Syntel, Inc.	61	1,207
Applied Micro Circuits Corp.*	144	1,188
New Relic, Inc.*,1	42	1,187
PDF Solutions, Inc.*	51	1,150
Engility Holdings, Inc.*	34	1,146
Nanometrics, Inc.*	45	1,128
PROS Holdings, Inc.*	48	1,033
Ultratech, Inc.*	41	983
Silver Spring Networks, Inc.*	72	958
Actua Corp.*	68	952
TeleTech Holdings, Inc.	31	946
Nimble Storage, Inc.*	119	942
Barracuda Networks, Inc.*	42	900
Five9, Inc.*,1	63	894
Vocera Communications, Inc.*	47	869
Exar Corp.*	77	830
Cotiviti Holdings, Inc.*	24	826
KEYW Holding Corp.*	68	802
Axcelis Technologies, Inc.*	55	800
Xcerra Corp.*	100	764
LivePerson, Inc.*	101	763
Bazaarvoice, Inc.*	156	757
Alpha & Omega Semiconductor Ltd.*	34	723
InnerWorkings, Inc.*	73	719
Benefitfocus, Inc.*	24	713
Cohu, Inc.	50	695
Digi International, Inc.*	49	674
Sapiens International Corporation N.V.	46	660
Hortonworks, Inc.*	77	640
Ultra Clean Holdings, Inc.*	61	592
Immersion Corp.*	55	585
MINDBODY, Inc. — Class A*	27	575
Workiva, Inc.*	42	573
IXYS Corp.	48	571
Carbonite, Inc.*	34	558
QAD, Inc. — Class A	18	547
Digimarc Corp.*	18	540
Varonis Systems, Inc.*	20	536
DSP Group, Inc.*	41	535
American Software, Inc. — Class A	49	506
Eastman Kodak Co.*	32	496
Computer Programs & Systems, Inc.	21	496
Jive Software, Inc.*	110	479
Xactly Corp.*	43	473
Brightcove, Inc.*	57	459
Evolent Health, Inc. — Class A*	30	444
EMCORE Corp.	50	436
pdvWireless, Inc.*	19	428
DMC Global, Inc.	27	428
Datalink Corp.*	38	428
Tangoe, Inc.*	52	410
Sigma Designs, Inc.*	68	408
Exa Corp.*	26	399
Instructure, Inc.*	20	391
Impinj, Inc.*	11	389
Castlight Health, Inc. — Class B*	77	381
Glu Mobile, Inc.*	195	378
Model N, Inc.*	42	372
Mitek Systems, Inc.*	56	344
Appfolio, Inc. — Class A*	14	334
Kopin Corp.*	117	332
MobileIron, Inc.*	88	330
Rosetta Stone, Inc.*	37	330
Planet Payment, Inc.*	80	326
Park City Group, Inc.*	25	318
Amber Road, Inc.*	34	309
Maxwell Technologies, Inc.*	60	307
Guidance Software, Inc.*	43	304
Radisys Corp.*	68	301
Agilysys, Inc.*	29	300
USA Technologies, Inc.*	68	292
GigPeak, Inc.*	111	280
Avid Technology, Inc.*	61	268
ExOne Co.*	21	196
NCI, Inc. — Class A	11	153
NantHealth, Inc.*	13	129
SecureWorks Corp. — Class A*	12	127
Cogint, Inc.*	29	100
Majesco*	11	67
Total Technology		367,625

Communications - 4.0%
Ciena Corp.*	261	6,371
Finisar Corp.*	204	6,175
InterDigital, Inc.	66	6,028
GrubHub, Inc.*	153	5,756
ViaSat, Inc.*	84	5,562
Proofpoint, Inc.*	77	5,440
TiVo Corp.*	222	4,639
LogMeIn, Inc.	48	4,633
Sinclair Broadcast Group, Inc. — Class A1	126	4,202
Meredith Corp.	71	4,200
Media General, Inc.*	207	3,898
Viavi Solutions, Inc.*	445	3,641
Nexstar Broadcasting Group, Inc. — Class A1	57	3,608
Stamps.com, Inc.*,1	31	3,554
WebMD Health Corp. — Class A*	71	3,519

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Time, Inc.	195	$3,481
Plantronics, Inc.	63	3,449
NeuStar, Inc. — Class A*	103	3,440
DigitalGlobe, Inc.*	120	3,438
NETGEAR, Inc.*	61	3,315
Shutterfly, Inc.*	66	3,312
Cogent Communications Holdings, Inc.	79	3,267
Zendesk, Inc.*	154	3,265
New York Times Co. — Class A	236	3,139
NIC, Inc.	121	2,892
comScore, Inc.*	91	2,875
Ubiquiti Networks, Inc.*	49	2,832
Gigamon, Inc.*	62	2,824
Liberty Media Corporation-Liberty Media — Class C*	88	2,757
Houghton Mifflin Harcourt Co.*	235	2,550
Consolidated Communications Holdings, Inc.	94	2,524
Vonage Holdings Corp.*	363	2,487
MSG Networks, Inc. — Class A*	113	2,430
Scholastic Corp.	51	2,422
Shenandoah Telecommunications Co.	88	2,402
8x8, Inc.*	167	2,388
Etsy, Inc.*	199	2,344
RingCentral, Inc. — Class A*	111	2,287
Infinera Corp.*	267	2,267
EW Scripps Co. — Class A*	113	2,184
Gannett Company, Inc.	223	2,165
Wayfair, Inc. — Class A*,1	60	2,103
ADTRAN, Inc.	93	2,079
Imperva, Inc.*	54	2,074
West Corp.	82	2,030
Ixia*	122	1,964
Oclaro, Inc.*	212	1,897
Cincinnati Bell, Inc.*	80	1,788
Web.com Group, Inc.*	81	1,713
Shutterstock, Inc.*	36	1,711
ATN International, Inc.	20	1,603
Iridium Communications, Inc.*,1	157	1,507
GTT Communications, Inc.*	50	1,438
Inteliquent, Inc.	62	1,421
Q2 Holdings, Inc.*	49	1,414
ePlus, Inc.*	12	1,382
Liberty Media Corporation-Liberty Media — Class A*	43	1,348
Windstream Holdings, Inc.[1]	182	1,334
Gray Television, Inc.*	122	1,324
Quotient Technology, Inc.*	122	1,312
TrueCar, Inc.*	103	1,288
World Wrestling Entertainment, Inc. — Class A	69	1,270
Liberty Media Corporation-Liberty Braves — Class C*	60	1,235
HealthStream, Inc.*	49	1,227
New Media Investment Group, Inc.	74	1,183
Perficient, Inc.*	67	1,172
Chegg, Inc.*	153	1,129
EarthLink Holdings Corp.	199	1,122
Globalstar, Inc.*,1	707	1,117
Blucora, Inc.*	74	1,092
General Communication, Inc. — Class A*	55	1,070
Intralinks Holdings, Inc.*	79	1,068
Endurance International Group Holdings, Inc.*	114	1,060
ORBCOMM, Inc.*	123	1,017
Bankrate, Inc.*	90	995
Gogo, Inc.*	107	987
CalAmp Corp.*	68	986
Extreme Networks, Inc.*	196	986
Loral Space & Communications, Inc.*	24	985
XO Group, Inc.*	48	934
ShoreTel, Inc.*	128	915
Entravision Communications Corp. — Class A	123	861
Blue Nile, Inc.	21	853
Boingo Wireless, Inc.*	68	829
Spok Holdings, Inc.	39	809
FTD Companies, Inc.*	33	787
VASCO Data Security International, Inc.*	57	778
Entercom Communications Corp. — Class A	49	750
FairPoint Communications, Inc.*	40	748
Harmonic, Inc.*	145	725
tronc, Inc.*	51	707
A10 Networks, Inc.*	84	698
RetailMeNot, Inc.*	73	679
MDC Partners, Inc. — Class A	97	635
ChannelAdvisor Corp.*	44	631
NeoPhotonics Corp.*	58	627
Lionbridge Technologies, Inc.*	108	626
Acacia Communications, Inc.*	10	618
Angie’s List, Inc.*	75	617
IDT Corp. — Class B	33	612
Straight Path Communications, Inc. — Class B*,1	18	610
Calix, Inc.*	78	601
DHI Group, Inc.*	95	594
Global Eagle Entertainment, Inc.*	89	575
Sonus Networks, Inc.*	91	573
Lumos Networks Corp.*	36	562
RigNet, Inc.*	24	556
Rubicon Project, Inc.*	71	527
1-800-Flowers.com, Inc. — Class A*	49	524
Comtech Telecommunications Corp.	43	510
Zix Corp.*	101	499
Daily Journal Corp.*	2	484
Rapid7, Inc.*	38	462
Liquidity Services, Inc.*	47	458
Clearfield, Inc.*	22	455
Silicom Ltd.	11	452
Overstock.com, Inc.*	25	438
Telenav, Inc.*	62	437

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Black Box Corp.	28	$427
Lands’ End, Inc.*	28	424
MeetMe, Inc.*	78	385
Reis, Inc.	17	378
HC2 Holdings, Inc.*	63	374
Central European Media Enterprises Ltd. — Class A*	145	370
Saga Communications, Inc. — Class A	7	352
Liberty Media Corporation-Liberty Braves — Class A*	17	348
KVH Industries, Inc.*	29	342
Limelight Networks, Inc.*	135	340
Preformed Line Products Co.	5	291
Hawaiian Telcom Holdco, Inc.*	11	273
QuinStreet, Inc.*	69	259
Aerohive Networks, Inc.*	45	257
TechTarget, Inc.*	30	256
Autobytel, Inc.*	17	229
NII Holdings, Inc.*	102	219
RealNetworks, Inc.*	45	219
VirnetX Holding Corp.*	92	202
Numerex Corp. — Class A*	26	192
Rightside Group Ltd.*	22	182
Marchex, Inc. — Class B*	63	167
Townsquare Media, Inc. — Class A*	16	167
Intelsat S.A.*	60	160
Global Sources Ltd.*	16	142
Radio One, Inc. — Class D*	47	136
Salem Media Group, Inc. — Class A	21	131
Hemisphere Media Group, Inc.*	10	112
Corindus Vascular Robotics, Inc.*	104	73
Value Line, Inc.	2	39
Total Communications		228,595

Basic Materials - 2.5%
Olin Corp.	314	8,041
Chemours Co.	348	7,687
US Silica Holdings, Inc.	122	6,915
Sensient Technologies Corp.	85	6,679
Minerals Technologies, Inc.	66	5,099
PolyOne Corp.	159	5,094
Balchem Corp.	60	5,035
Commercial Metals Co.	218	4,747
AK Steel Holding Corp.*	450	4,595
HB Fuller Co.	95	4,589
Ingevity Corp.*	81	4,444
Chemtura Corp.*	121	4,017
Hecla Mining Co.	723	3,789
Stillwater Mining Co.*	232	3,738
GCP Applied Technologies, Inc.*	135	3,611
Cliffs Natural Resources, Inc.*	419	3,524
Allegheny Technologies, Inc.[1]	206	3,282
Quaker Chemical Corp.	25	3,199
Carpenter Technology Corp.	88	3,183
Innospec, Inc.	45	3,082
Stepan Co.	37	3,015
Coeur Mining, Inc.*	307	2,791
Kaiser Aluminum Corp.	34	2,642
Neenah Paper, Inc.	31	2,641
Schweitzer-Mauduit International, Inc.	57	2,595
Univar, Inc.*	82	2,326
Ferro Corp.*	158	2,264
Clearwater Paper Corp.*	32	2,098
PH Glatfelter Co.	83	1,983
Innophos Holdings, Inc.	37	1,934
A. Schulman, Inc.	55	1,840
Fairmount Santrol Holdings, Inc.*	148	1,745
Calgon Carbon Corp.	96	1,632
Kraton Corp.*	56	1,595
Koppers Holdings, Inc.*	39	1,572
Deltic Timber Corp.	20	1,541
Materion Corp.	38	1,505
Ferroglobe plc	124	1,343
Schnitzer Steel Industries, Inc. — Class A	50	1,285
Rayonier Advanced Materials, Inc.	82	1,268
Tronox Ltd. — Class A	122	1,258
Aceto Corp.	55	1,208
American Vanguard Corp.	54	1,034
CSW Industrials, Inc.*	27	995
Hawkins, Inc.	18	971
Century Aluminum Co.*	95	813
OMNOVA Solutions, Inc.*	81	810
Landec Corp.*	51	704
KMG Chemicals, Inc.	17	661
Kronos Worldwide, Inc.	42	501
Orchids Paper Products Co.	17	445
Gold Resource Corp.	95	413
Oil-Dri Corporation of America	9	344
Ryerson Holding Corp.*	24	320
United States Lime & Minerals, Inc.	4	303
Codexis, Inc.*	64	294
Valhi, Inc.	48	166
ALJ Regional Holdings, Inc.*	35	154
AgroFresh Solutions, Inc.*	42	111
Total Basic Materials		145,470

Energy - 2.2%
RSP Permian, Inc.*	186	8,298
PDC Energy, Inc.*	106	7,693
Oasis Petroleum, Inc.*	443	6,707
Western Refining, Inc.	153	5,791
SemGroup Corp. — Class A	126	5,261
Callon Petroleum Co.*	276	4,243
NOW, Inc.*	203	4,156
Matador Resources Co.*	158	4,070
Carrizo Oil & Gas, Inc.*	106	3,959
Oil States International, Inc.*	97	3,784
MRC Global, Inc.*	178	3,606
McDermott International, Inc.*	459	3,392
Synergy Resources Corp.*	353	3,146
Delek US Holdings, Inc.	117	2,816
Unit Corp.*	96	2,580
Forum Energy Technologies, Inc.*	114	2,508

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Denbury Resources, Inc.*	667	$2,455
Seadrill Ltd.*,1	717	2,445
Pattern Energy Group, Inc.	126	2,393
SEACOR Holdings, Inc.*	30	2,138
TerraForm Power, Inc. — Class A*	166	2,126
Green Plains, Inc.	69	1,922
Helix Energy Solutions Group, Inc.*	214	1,887
Archrock, Inc.	132	1,742
Atwood Oceanics, Inc.	116	1,523
Exterran Corp.*	60	1,435
SunCoke Energy, Inc.*	122	1,384
Clayton Williams Energy, Inc.*	11	1,312
Bristow Group, Inc.	64	1,311
California Resources Corp.*	60	1,277
Newpark Resources, Inc.*	157	1,178
Thermon Group Holdings, Inc.*	61	1,164
Matrix Service Co.*	50	1,135
REX American Resources Corp.*	11	1,086
Flotek Industries, Inc.*	104	977
Sanchez Energy Corp.*	106	957
Cobalt International Energy, Inc.*	773	943
Ring Energy, Inc.*	68	883
TETRA Technologies, Inc.*	171	858
Par Pacific Holdings, Inc.*	58	843
Pioneer Energy Services Corp.*	121	829
CVR Energy, Inc.	30	762
Natural Gas Services Group, Inc.*	23	739
Tesco Corp.*	88	726
Renewable Energy Group, Inc.*	73	708
TerraForm Global, Inc. — Class A*	173	683
Panhandle Oil and Gas, Inc. — Class A	29	683
Alon USA Energy, Inc.	60	683
FutureFuel Corp.	47	653
Bill Barrett Corp.*	93	650
Sunrun, Inc.*	120	637
Era Group, Inc.*	37	628
Westmoreland Coal Co.*	35	618
Abraxas Petroleum Corp.*	234	601
Parker Drilling Co.*	229	595
Jones Energy, Inc. — Class A*	108	540
Trecora Resources*	38	526
Pacific Ethanol, Inc.*	54	513
Geospace Technologies Corp.*	25	509
EP Energy Corp. — Class A*	73	478
Clean Energy Fuels Corp.*	166	475
Evolution Petroleum Corp.	46	460
Plug Power, Inc.*,1	343	412
PHI, Inc.*	22	396
Contango Oil & Gas Co.*	42	392
CARBO Ceramics, Inc.*	37	387
Independence Contract Drilling, Inc.*	57	382
Dawson Geophysical Co.*	38	306
Eclipse Resources Corp.*	108	288
Willbros Group, Inc.*	82	266
Northern Oil and Gas, Inc.*	89	245
EXCO Resources, Inc.*	266	232
W&T Offshore, Inc.*	67	186
TPI Composites, Inc.*	11	176
Adams Resources & Energy, Inc.	4	159
Isramco, Inc.*	1	124
Vivint Solar, Inc.*	43	110
FuelCell Energy, Inc.*	54	95
Erin Energy Corp.*	27	82
Earthstone Energy, Inc.*	4	55
Total Energy		125,373

Utilities - 2.2%
IDACORP, Inc.	96	7,732
Portland General Electric Co.	170	7,365
WGL Holdings, Inc.	96	7,322
Southwest Gas Holdings, Inc.	90	6,895
ONE Gas, Inc.	99	6,332
ALLETE, Inc.	94	6,033
Black Hills Corp.	98	6,011
New Jersey Resources Corp.	163	5,787
Spire, Inc.	85	5,487
NorthWestern Corp.	92	5,232
PNM Resources, Inc.	152	5,214
South Jersey Industries, Inc.	152	5,121
Avista Corp.	120	4,799
MGE Energy, Inc.	66	4,310
Ormat Technologies, Inc.	74	3,968
El Paso Electric Co.	77	3,581
American States Water Co.	69	3,143
Northwest Natural Gas Co.	52	3,110
California Water Service Group	91	3,085
Otter Tail Corp.	72	2,938
Empire District Electric Co.	84	2,864
Atlantica Yield plc	112	2,167
Chesapeake Utilities Corp.	30	2,009
NRG Yield, Inc. — Class C	120	1,896
Dynegy, Inc.*	222	1,878
SJW Group	31	1,735
Middlesex Water Co.	30	1,288
Unitil Corp.	26	1,179
Connecticut Water Service, Inc.	21	1,173
NRG Yield, Inc. — Class A	66	1,014
York Water Co.	24	917
Atlantic Power Corp.*	231	578
Artesian Resources Corp. — Class A	15	479
Delta Natural Gas Company, Inc.	13	381
EnerNOC, Inc.*	51	306
Consolidated Water Company Ltd.	28	304
Spark Energy, Inc. — Class A1	9	273
Ameresco, Inc. — Class A*	40	220
Global Water Resources, Inc.	16	146
Genie Energy Ltd. — Class B*	24	138
Total Utilities		124,410

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Diversified - 0.1%
HRG Group, Inc.*	225	$3,501
Wins Finance Holdings, Inc.*	2	360
Total Diversified		3,861

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	57	1,678

Total Common Stocks
(Cost $3,231,000)		3,557,582

BENEFICIAL INTEREST UNITS†††
Ferroglobe R&W Insurance*	52	—
Total Beneficial Interest Units		—

WARRANTS†† - 0.0%
Imperial Holdings, Inc.
$10.75, 10/06/19	1	—
Total Warrants
(Cost $—)		—

RIGHTS††† - 0.0%
Tobira Therapeutics, Inc.*
Expires 11/02/18	7	—
Omthera Pharmaceuticals, Inc.
Expires 12/31/20	10	—
Leap Wireless International, Inc.
Expires 03/06/17	78	—
Dyax Corp.
Expires 01/25/17	106	—
Total Rights
(Cost $59)		—

MUTUAL FUNDS† - 13.8%
Guggenheim Strategy Fund I2	17,472	436,793
Guggenheim Strategy Fund II2	14,177	353,725
Total Mutual Funds
(Cost $787,910)		790,518

	Face Amount

REPURCHASE AGREEMENTS††,3 - 20.9%
HSBC Securities, Inc. issued 12/30/16 at 0.28% due 01/03/17[4]	$959,745	959,745
UMB Financial Corp. issued 12/30/16 at 0.24% due 01/03/17	121,962	121,962
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	121,962	121,962
Total Repurchase Agreements
(Cost $1,203,669)		1,203,669

	Shares

SECURITIES LENDING COLLATERAL†,5 - 1.2%
First American Government Obligations Fund - Class Z, 0.42%[7]	69,475	69,475
Total Securities Lending Collateral
(Cost $69,475)		69,475

Total Investments - 97.8%
(Cost $5,292,113)		$5,621,244
Other Assets & Liabilities, net - 2.2%		125,522
Total Net Assets - 100.0%		$5,746,766

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2017 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $678,700)	10	$(216)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
BNP Paribas January 2017 Russell 2000 Index Swap 0.23%[6], Terminating 01/03/17 (Notional Value $3,659,216)	2,696	$99,342
Barclays Bank plc January 2017 Russell 2000 Index Swap 0.57%[6], Terminating 01/31/17 (Notional Value $923,790)	681	(13,408)
Goldman Sachs International January 2017 Russell 2000 Index Swap 0.57%[6], Terminating 01/27/17 (Notional Value $2,684,528)	1,978	(27,904)
(Total Notional Value $7,267,534)		$58,030

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Affiliated issuer — See Note 10.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2016.
[5]	Securities lending collateral — See Note 6.
[6]	Total Return based on Russell 2000 Index +/- financing at a variable rate. Rate indicated is the rate effective at December 31, 2016.
[7]	Rate indicated is the 7 day yield as of December 31, 2016.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Beneficial Interest Units	$—	$—	$—	$—	$—	$—
Common Stocks	3,557,582	—	—	—	—	3,557,582
Equity Index Swap Agreements	—	—	—	99,342	—	99,342
Mutual Funds	790,518	—	—	—	—	790,518
Repurchase Agreements	—	—	1,203,669	—	—	1,203,669
Rights	—	—	—	—	—	—
Securities Lending Collateral	69,475	—	—	—	—	69,475
Warrants	—	—	—	—	—	—
Total	$4,417,575	$—	$1,203,669	$99,342	$—	$5,720,586

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$216	$—	$—	$—	$216
Equity Index Swap Agreements	—	—	—	41,312	—	41,312
Total	$—	$216	$—	$41,312	$—	$41,528

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value - including $67,015 of securities loaned (cost $3,300,534)	$3,627,057
Investments in affiliated issuers, at value (cost $787,910)	790,518
Repurchase agreements, at value (cost $1,203,669)	1,203,669
Total investments (cost $5,292,113)	5,621,244
Unrealized appreciation on swap agreements	99,342
Cash	147
Receivables:
Fund shares sold	327,802
Dividends	5,535
Interest	18
Securities lending income	182
Total assets	6,054,270

Liabilities:
Unrealized depreciation on swap agreements	41,312
Payable for:
Swap settlement	173,817
Return of securities loaned	69,475
Management fees	6,219
Fund shares redeemed	1,781
Transfer agent and administrative fees	1,727
Investor service fees	1,727
Securities purchased	1,209
Portfolio accounting fees	691
Variation margin	217
Miscellaneous	9,329
Total liabilities	307,504
Commitments and contingent liabilities (Note 13)	—
Net assets	$5,746,766

Net assets consist of:
Paid in capital	$5,438,302
Accumulated net investment loss	(252)
Accumulated net realized loss on investments	(78,229)
Net unrealized appreciation on investments	386,945
Net assets	$5,746,766
Capital shares outstanding	29,789
Net asset value per share	$192.92

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $10)	$26,873
Dividends from securities of affiliated issuers	14,553
Interest	4,365
Income from securities lending, net	371
Total investment income	46,162

Expenses:
Management fees	40,360
Transfer agent and administrative fees	11,211
Investor service fees	11,211
Portfolio accounting fees	4,484
Professional fees	4,203
Custodian fees	970
Interest expense	256
Trustees’ fees*	230
Miscellaneous	6,315
Total expenses	79,240
Net investment loss	(33,078)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	179,506
Investments in affiliated issuers	5,927
Swap agreements	1,531,018
Futures contracts	(21,227)
Net realized gain	1,695,224
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	92,258
Investments in affiliated issuers	2,599
Swap agreements	99,220
Futures contracts	(216)
Net change in unrealized appreciation (depreciation)	193,861
Net realized and unrealized gain	1,889,085
Net increase in net assets resulting from operations	$1,856,007

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(33,078)	$(43,570)
Net realized gain (loss) on investments	1,695,224	(414,123)
Net change in unrealized appreciation (depreciation) on investments	193,861	(230,483)
Net increase (decrease) in net assets resulting from operations	1,856,007	(688,176)

Distributions to shareholders from:
Net realized gains	—	(656,966)
Total distributions to shareholders	—	(656,966)

Capital share transactions:
Proceeds from sale of shares	113,812,849	30,308,546
Distributions reinvested	—	656,966
Cost of shares redeemed	(112,691,802)	(32,378,726)
Net increase (decrease) from capital share transactions	1,121,047	(1,413,214)
Net increase (decrease) in net assets	2,977,054	(2,758,356)

Net assets:
Beginning of year	2,769,712	5,528,068
End of year	$5,746,766	$2,769,712
Accumulated net investment loss at end of year	$(252)	$(481)

Capital share activity:
Shares sold	706,410	171,918
Shares issued from reinvestment of distributions	—	3,699
Shares redeemed	(696,448)	(186,497)
Net increase (decrease) in shares	9,962	(10,880)

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$139.69	$180.03	$262.78	$141.50	$109.53
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.11)	(1.73)	(2.53)	(1.63)	(.96)
Net gain (loss) on investments (realized and unrealized)	54.34	(17.40)	11.64	122.91	32.93
Total from investment operations	53.23	(19.13)	9.11	121.28	31.97
Less distributions from:
Net realized gains	—	(21.21)	(91.86)	—	—
Total distributions	—	(21.21)	(91.86)	—	—
Net asset value, end of period	$192.92	$139.69	$180.03	$262.78	$141.50

Total Return[b]	38.11%	(13.15%)	5.17%	85.72%	29.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,747	$2,770	$5,528	$5,196	$3,156
Ratios to average net assets:
Net investment income (loss)	(0.74%)	(1.00%)	(1.07%)	(0.86%)	(0.76%)
Total expenses[c]	1.77%	1.70%	1.77%	1.75%	1.77%
Portfolio turnover rate	1,125%	327%	360%	80%	325%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2016, Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index. Russell 2000® 1.5x Strategy Fund returned 30.41%, while the Russell 2000 Index returned 26.52% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Financials and Industrials. The only sector detracting from return was Health Care; Telecommunications Services contributed least.

Advanced Micro Devices, Inc., Microsemi Corp., and U.S. Silica Holdings, Inc., were the largest contributors to performance of the underlying index for the year. Impax Laboratories, Inc., Ultragenyx Pharmaceutical, Inc., and Novavax, Inc. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

106 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	27.5%
Guggenheim Strategy Fund II	17.6%
Advanced Micro Devices, Inc.	0.1%
Microsemi Corp.	0.1%
Webster Financial Corp.	0.1%
Prosperity Bancshares, Inc.	0.1%
Bank of the Ozarks, Inc.	0.1%
Aspen Technology, Inc.	0.1%
Curtiss-Wright Corp.	0.1%
RSP Permian, Inc.	0.1%
Top Ten Total	45.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Russell 2000® 1.5x Strategy Fund	30.41%	19.08%	5.77%
Russell 2000 Index	26.52%	17.81%	9.48%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS	December 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 23.4%

Financial - 6.6%
Webster Financial Corp.	111	$6,024
Prosperity Bancshares, Inc.	81	5,813
Bank of the Ozarks, Inc.	107	5,626
PrivateBancorp, Inc. — Class A	95	5,147
Investors Bancorp, Inc.	361	5,036
Umpqua Holdings Corp.	268	5,033
Gramercy Property Trust	512	4,701
Radian Group, Inc.	261	4,692
New Residential Investment Corp.	295	4,637
Wintrust Financial Corp.	62	4,499
Medical Properties Trust, Inc.	357	4,390
Texas Capital Bancshares, Inc.*	56	4,390
MB Financial, Inc.	92	4,345
Chemical Financial Corp.	80	4,334
UMB Financial Corp.	55	4,242
MGIC Investment Corp.*	414	4,218
IBERIABANK Corp.	50	4,188
Healthcare Realty Trust, Inc.	138	4,183
CNO Financial Group, Inc.	217	4,155
FNB Corp.	255	4,088
Home BancShares, Inc.	147	4,082
Hancock Holding Co.	94	4,051
Sunstone Hotel Investors, Inc.	263	4,011
Hudson Pacific Properties, Inc.	114	3,964
First Industrial Realty Trust, Inc.	141	3,955
DuPont Fabros Technology, Inc.	90	3,954
Primerica, Inc.	57	3,942
LaSalle Hotel Properties	129	3,931
Fulton Financial Corp.	208	3,910
Stifel Financial Corp.*	78	3,895
Washington Federal, Inc.	110	3,778
Education Realty Trust, Inc.	89	3,764
United Bankshares, Inc.	80	3,700
RLJ Lodging Trust	148	3,625
Sterling Bancorp	154	3,603
Pinnacle Financial Partners, Inc.	52	3,604
First Citizens BancShares, Inc. — Class A	10	3,550
Valley National Bancorp	300	3,492
Cousins Properties, Inc.	410	3,489
First Financial Bankshares, Inc.	77	3,480
Cathay General Bancorp	90	3,423
Hope Bancorp, Inc.	156	3,415
Ryman Hospitality Properties, Inc.	54	3,403
Ellie Mae, Inc.*	40	3,347
National Health Investors, Inc.	45	3,338
Glacier Bancorp, Inc.	92	3,333
Community Bank System, Inc.	53	3,275
BancorpSouth, Inc.	105	3,260
CoreSite Realty Corp.	41	3,254
GEO Group, Inc.	90	3,234
Evercore Partners, Inc. — Class A	47	3,228
WageWorks, Inc.*	44	3,190
Acadia Realty Trust	97	3,169
Great Western Bancorp, Inc.	72	3,138
Mack-Cali Realty Corp.	108	3,134
Columbia Banking System, Inc.	70	3,128
Physicians Realty Trust	164	3,109
Lexington Realty Trust	279	3,013
Urban Edge Properties	109	2,999
Selective Insurance Group, Inc.	69	2,970
Essent Group Ltd.*	91	2,945
Trustmark Corp.	82	2,923
Old National Bancorp	161	2,922
Washington Real Estate Investment Trust	89	2,909
RLI Corp.	46	2,904
EastGroup Properties, Inc.	39	2,880
QTS Realty Trust, Inc. — Class A	57	2,830
CVB Financial Corp.	123	2,820
DiamondRock Hospitality Co.	243	2,802
PS Business Parks, Inc.	24	2,796
Colony Capital, Inc. — Class A	137	2,774
Enstar Group Ltd.*	14	2,767
Retail Opportunity Investments Corp.	130	2,747
Hilltop Holdings, Inc.	91	2,712
BGC Partners, Inc. — Class A	264	2,701
International Bancshares Corp.	66	2,693
Pebblebrook Hotel Trust	88	2,618
Alexander & Baldwin, Inc.	57	2,558
Capitol Federal Financial, Inc.	155	2,552
South State Corp.	29	2,535
Blackhawk Network Holdings, Inc.*	67	2,525
United Community Banks, Inc.	85	2,518
First Midwest Bancorp, Inc.	98	2,473
EverBank Financial Corp.	125	2,430
Xenia Hotels & Resorts, Inc.	125	2,428
Financial Engines, Inc.	65	2,390
CBL & Associates Properties, Inc.	205	2,358
Kite Realty Group Trust	100	2,348
American Equity Investment Life Holding Co.	104	2,344
Washington Prime Group, Inc.	225	2,342
LegacyTexas Financial Group, Inc.	54	2,325
Genworth Financial, Inc. — Class A*	610	2,325
Janus Capital Group, Inc.	175	2,323
Eagle Bancorp, Inc.*	38	2,316
Argo Group International Holdings Ltd.	35	2,307
Colony Starwood Homes	79	2,275
TowneBank	68	2,261
Simmons First National Corp. — Class A	36	2,237
Monogram Residential Trust, Inc.	204	2,207
PRA Group, Inc.*	56	2,189
Independent Bank Corp.	31	2,184
LTC Properties, Inc.	46	2,161
Horace Mann Educators Corp.	50	2,140
NBT Bancorp, Inc.	51	2,136
Kemper Corp.	48	2,126
Renasant Corp.	50	2,111
WesBanco, Inc.	49	2,110
Northwest Bancshares, Inc.	117	2,110
First Financial Bancorp	74	2,105

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

ServisFirst Bancshares, Inc.	56	$2,097
LendingClub Corp.*	399	2,095
Provident Financial Services, Inc.	74	2,094
Astoria Financial Corp.	112	2,089
BofI Holding, Inc.*,1	73	2,084
Yadkin Financial Corp.	60	2,056
Kennedy-Wilson Holdings, Inc.	100	2,050
Potlatch Corp.	49	2,041
American Assets Trust, Inc.	47	2,025
New York REIT, Inc.	200	2,024
Banner Corp.	36	2,009
STAG Industrial, Inc.	84	2,005
Invesco Mortgage Capital, Inc.	136	1,986
Westamerica Bancorporation	31	1,951
Select Income REIT	77	1,940
Park National Corp.	16	1,915
Sabra Health Care REIT, Inc.	78	1,905
Union Bankshares Corp.	53	1,894
First Merchants Corp.	50	1,883
Waddell & Reed Financial, Inc. — Class A	96	1,873
Chesapeake Lodging Trust	72	1,862
Rexford Industrial Realty, Inc.	80	1,855
Ameris Bancorp	41	1,788
Kearny Financial Corp.	112	1,742
FCB Financial Holdings, Inc. — Class A*	36	1,717
MBIA, Inc.*	160	1,712
Tompkins Financial Corp.	18	1,702
Summit Hotel Properties, Inc.	105	1,683
Navigators Group, Inc.	14	1,649
Franklin Street Properties Corp.	127	1,646
S&T Bancorp, Inc.	42	1,640
Boston Private Financial Holdings, Inc.	99	1,638
WSFS Financial Corp.	35	1,622
Global Net Lease, Inc.	207	1,622
Government Properties Income Trust	85	1,621
Ramco-Gershenson Properties Trust	95	1,575
Pennsylvania Real Estate Investment Trust	83	1,574
Terreno Realty Corp.	55	1,567
Beneficial Bancorp, Inc.	85	1,564
BNC Bancorp	49	1,563
WisdomTree Investments, Inc.[1]	139	1,548
Employers Holdings, Inc.	39	1,544
First Commonwealth Financial Corp.	107	1,517
Four Corners Property Trust, Inc.	73	1,498
AMERISAFE, Inc.	24	1,496
National General Holdings Corp.	59	1,474
CenterState Banks, Inc.	58	1,460
Apollo Commercial Real Estate Finance, Inc.	87	1,446
CYS Investments, Inc.	184	1,422
Berkshire Hills Bancorp, Inc.	38	1,400
Redwood Trust, Inc.	92	1,399
Brookline Bancorp, Inc.	84	1,378
Lakeland Financial Corp.	29	1,373
Hanmi Financial Corp.	39	1,361
PennyMac Mortgage Investment Trust	83	1,359
HFF, Inc. — Class A	44	1,331
Safety Insurance Group, Inc.	18	1,327
FelCor Lodging Trust, Inc.	165	1,322
Piper Jaffray Cos.*	18	1,305
Heartland Financial USA, Inc.	27	1,296
Stewart Information Services Corp.	28	1,290
Agree Realty Corp.	28	1,289
Seritage Growth Properties[1]	30	1,281
Alexander’s, Inc.	3	1,281
Cardinal Financial Corp.	39	1,279
United Fire Group, Inc.	26	1,278
Nelnet, Inc. — Class A	25	1,268
Maiden Holdings Ltd.	72	1,256
Ambac Financial Group, Inc.*	55	1,238
RE/MAX Holdings, Inc. — Class A	22	1,232
Stock Yards Bancorp, Inc.	26	1,221
City Holding Co.	18	1,217
Capital Bank Financial Corp. — Class A	31	1,217
Aircastle Ltd.	58	1,209
Pacific Premier Bancorp, Inc.*	34	1,202
Capstead Mortgage Corp.	116	1,182
Monmouth Real Estate Investment Corp.	77	1,173
First Busey Corp.	38	1,170
Central Pacific Financial Corp.	37	1,163
Sandy Spring Bancorp, Inc.	29	1,160
St. Joe Co.*	61	1,159
State Bank Financial Corp.	43	1,155
Infinity Property & Casualty Corp.	13	1,143
Universal Insurance Holdings, Inc.	40	1,136
Parkway, Inc.*	51	1,135
Southside Bancshares, Inc.	30	1,130
United Financial Bancorp, Inc.	61	1,108
Meridian Bancorp, Inc.	58	1,096
FNFV Group*	80	1,096
Hersha Hospitality Trust	50	1,075
CareTrust REIT, Inc.	70	1,072
Walker & Dunlop, Inc.*	34	1,061
Universal Health Realty Income Trust	16	1,049
Investors Real Estate Trust	147	1,048
Customers Bancorp, Inc.*	29	1,039
Meta Financial Group, Inc.	10	1,029
Flushing Financial Corp.	35	1,029
iStar, Inc.*	83	1,027
Banc of California, Inc.	59	1,024
First Interstate BancSystem, Inc. — Class A	24	1,021
Northfield Bancorp, Inc.	51	1,018
Washington Trust Bancorp, Inc.	18	1,009
Tier REIT, Inc.	58	1,009
Enterprise Financial Services Corp.	23	989
ARMOUR Residential REIT, Inc.[1]	45	976
TrustCo Bank Corp. NY	111	971
PHH Corp.*	64	970
MainSource Financial Group, Inc.	28	963
Cass Information Systems, Inc.	13	956
Heritage Financial Corp.	37	953
First BanCorp*	144	952

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

National Storage Affiliates Trust	43	$949
Virtus Investment Partners, Inc.	8	944
Greenhill & Company, Inc.	34	942
FBL Financial Group, Inc. — Class A	12	938
Lakeland Bancorp, Inc.	48	936
Third Point Reinsurance Ltd.*	81	936
National Western Life Group, Inc. — Class A	3	932
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	49	931
BancFirst Corp.	10	931
Univest Corporation of Pennsylvania	30	927
National Bank Holdings Corp. — Class A	29	925
Chatham Lodging Trust	45	925
HomeStreet, Inc.*	29	916
NorthStar Realty Europe Corp.	72	905
New Senior Investment Group, Inc.	92	901
German American Bancorp, Inc.	17	894
Community Trust Bancorp, Inc.	18	893
ConnectOne Bancorp, Inc.	34	882
Oritani Financial Corp.	47	881
MTGE Investment Corp.	56	879
New York Mortgage Trust, Inc. REIT	133	878
Independent Bank Group, Inc.	14	874
Urstadt Biddle Properties, Inc. — Class A	36	868
InfraREIT, Inc.	48	860
TriCo Bancshares	25	855
1st Source Corp.	19	849
KCG Holdings, Inc. — Class A*	64	848
Camden National Corp.	19	845
Bryn Mawr Bank Corp.	20	843
Diamond Hill Investment Group, Inc.	4	842
Cohen & Steers, Inc.	25	840
Encore Capital Group, Inc.*	29	831
Greenlight Capital Re Ltd. — Class A*	36	821
Getty Realty Corp.	32	816
Saul Centers, Inc.	12	799
Seacoast Banking Corporation of Florida*	36	794
Investment Technology Group, Inc.	40	790
Preferred Bank/Los Angeles CA	15	786
Easterly Government Properties, Inc.	39	781
Moelis & Co. — Class A	23	780
First Potomac Realty Trust	70	768
Great Southern Bancorp, Inc.	14	765
Dime Community Bancshares, Inc.	38	764
CoBiz Financial, Inc.	45	760
Bridge Bancorp, Inc.	20	758
OceanFirst Financial Corp.	25	751
James River Group Holdings Ltd.	18	748
First of Long Island Corp.	26	742
Ashford Hospitality Trust, Inc.	95	737
Mercantile Bank Corp.	19	716
CU Bancorp*	20	716
International. FCStone, Inc.*	18	713
OM Asset Management plc	49	711
Altisource Residential Corp.	64	707
Nationstar Mortgage Holdings, Inc.*,1	39	704
Horizon Bancorp	25	700
OFG Bancorp	53	694
Silver Bay Realty Trust Corp.	40	686
PJT Partners, Inc. — Class A1	22	679
Flagstar Bancorp, Inc.*	25	674
Park Sterling Corp.	62	669
Ocwen Financial Corp.*	122	658
Cedar Realty Trust, Inc.	100	653
First Bancorp	24	651
NMI Holdings, Inc. — Class A*	60	639
Southwest Bancorp, Inc.	22	638
First Financial Corp.	12	634
Ladder Capital Corp. — Class A	46	631
Opus Bank	21	631
Farmer Mac — Class C	11	630
Stonegate Bank	15	626
Peoples Bancorp, Inc.	19	617
First Defiance Financial Corp.	12	609
Arrow Financial Corp.	15	608
Independence Realty Trust, Inc.	68	607
QCR Holdings, Inc.	14	606
Westwood Holdings Group, Inc.	10	600
Anworth Mortgage Asset Corp.	116	600
Suffolk Bancorp	14	599
TriState Capital Holdings, Inc.*	27	597
Fidelity Southern Corp.	25	592
Waterstone Financial, Inc.	32	589
Peapack Gladstone Financial Corp.	19	587
Armada Hoffler Properties, Inc.	40	583
AG Mortgage Investment Trust, Inc.	34	582
Financial Institutions, Inc.	17	581
First Community Bancshares, Inc.	19	573
Gladstone Commercial Corp.	28	563
Blue Hills Bancorp, Inc.	30	563
Citizens, Inc.*	56	550
Pacific Continental Corp.	25	546
Forestar Group, Inc.*	41	545
Independent Bank Corp.	25	543
CatchMark Timber Trust, Inc. — Class A	47	529
CorEnergy Infrastructure Trust, Inc.	15	523
HomeTrust Bancshares, Inc.*	20	518
Heritage Insurance Holdings, Inc.	33	517
World Acceptance Corp.*	8	514
State National Companies, Inc.	37	513
United Community Financial Corp.	57	510
State Auto Financial Corp.	19	509
Western Asset Mortgage Capital Corp.	50	504
Houlihan Lokey, Inc.	16	498
Triumph Bancorp, Inc.*	19	497
Virtu Financial, Inc. — Class A	31	494
NexPoint Residential Trust, Inc.	22	491
Bank of Marin Bancorp	7	488
Bancorp, Inc.*	62	487
CNB Financial Corp.	18	481
Marcus & Millichap, Inc.*	18	481

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Cowen Group, Inc. — Class A*	31	$481
Nicolet Bankshares, Inc.*	10	477
Republic Bancorp, Inc. — Class A	12	474
Allegiance Bancshares, Inc.*	13	470
West Bancorporation, Inc.	19	469
Bank Mutual Corp.	49	463
Live Oak Bancshares, Inc.	25	463
Heritage Commerce Corp.	32	462
Franklin Financial Network, Inc.*	11	460
Whitestone REIT — Class B	32	460
Clifton Bancorp, Inc.	27	457
First Foundation, Inc.*	16	456
Ares Commercial Real Estate Corp.	33	453
UMH Properties, Inc.	30	452
Enterprise Bancorp, Inc.	12	451
Farmers National Banc Corp.	31	440
Peoples Financial Services Corp.	9	438
Guaranty Bancorp	18	436
People’s Utah Bancorp	16	430
One Liberty Properties, Inc.	17	427
Global Indemnity Ltd*	11	420
Arlington Asset Investment Corp. — Class A	28	415
Preferred Apartment Communities, Inc. — Class A	27	403
Enova International, Inc.*	32	402
Atlantic Capital Bancshares, Inc.*	21	399
First Bancorp, Inc.	12	397
Acacia Research Corp.*	61	397
HCI Group, Inc.	10	395
Hingham Institution for Savings	2	394
National Bankshares, Inc.	9	391
Old Second Bancorp, Inc.	35	387
OneBeacon Insurance Group Ltd. — Class A	24	385
First Connecticut Bancorp, Inc.	17	385
Ashford Hospitality Prime, Inc.	28	382
WMIH Corp.*	246	381
Green Bancorp, Inc.*	25	380
Merchants Bancshares, Inc.	7	379
Farmers Capital Bank Corp.	9	378
MidWestOne Financial Group, Inc.	10	376
RAIT Financial Trust	111	373
Altisource Portfolio Solutions S.A.*	14	372
Sierra Bancorp	14	372
National Commerce Corp.*	10	372
Carolina Financial Corp.	12	369
Community Healthcare Trust, Inc.	16	368
Dynex Capital, Inc.	54	368
Citizens & Northern Corp.	14	367
Sun Bancorp, Inc.	14	364
Ames National Corp.	11	363
Heritage Oaks Bancorp	29	358
RMR Group, Inc. — Class A	9	356
HarborOne Bancorp, Inc.*	18	348
American National Bankshares, Inc.	10	348
City Office REIT, Inc.	26	342
Republic First Bancorp, Inc.*	41	342
Regional Management Corp.*	13	342
First Mid-Illinois Bancshares, Inc.	10	340
Macatawa Bank Corp.	32	333
Fidelity & Guaranty Life	14	332
Bar Harbor Bankshares	7	331
EMC Insurance Group, Inc.	11	330
Orchid Island Capital, Inc.[1]	30	325
Safeguard Scientifics, Inc.*	24	323
United Insurance Holdings Corp.	21	318
Investors Title Co.	2	316
Bluerock Residential Growth REIT, Inc.	23	316
Cascade Bancorp*	38	309
Resource Capital Corp.	37	308
Kinsale Capital Group, Inc.	9	306
Access National Corp.	11	305
WashingtonFirst Bankshares, Inc.	11	304
Penns Woods Bancorp, Inc.	6	303
Baldwin & Lyons, Inc. — Class B	12	302
FRP Holdings, Inc.*	8	302
Federated National Holding Co.	16	299
Ladenburg Thalmann Financial Services, Inc.*	122	298
GAIN Capital Holdings, Inc.	45	296
Codorus Valley Bancorp, Inc.	10	296
Territorial Bancorp, Inc.	9	296
Western New England Bancorp, Inc.	31	290
BSB Bancorp, Inc.*	10	290
Northrim BanCorp, Inc.	9	284
Charter Financial Corp.	17	283
Southern Missouri Bancorp, Inc.	8	283
BankFinancial Corp.	19	282
Trupanion, Inc.*	18	279
NewStar Financial, Inc.*	30	278
Summit Financial Group, Inc.	10	275
Home Bancorp, Inc.	7	270
On Deck Capital, Inc.*	58	269
Veritex Holdings, Inc.*	10	267
Consolidated-Tomoka Land Co.	5	267
PennyMac Financial Services, Inc. — Class A*	16	266
Capital City Bank Group, Inc.	13	266
Old Line Bancshares, Inc.	11	264
Stratus Properties, Inc.*	8	262
Xenith Bankshares, Inc.*	9	257
LCNB Corp.	11	256
Southern First Bancshares, Inc.*	7	252
MBT Financial Corp.	22	250
Century Bancorp, Inc. — Class A	4	240
Great Ajax Corp.	18	239
First Business Financial Services, Inc.	10	237
Lake Sunapee Bank Group	10	236
Atlas Financial Holdings, Inc.*	13	235
eHealth, Inc.*	22	235
First Northwest Bancorp*	15	234

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

MutualFirst Financial, Inc.	7	$232
Southern National Bancorp of Virginia, Inc.	14	229
Shore Bancshares, Inc.	15	229
Bankwell Financial Group, Inc.	7	228
Union Bankshares, Inc.	5	227
First Internet Bancorp	7	224
Orrstown Financial Services, Inc.	10	224
Bear State Financial, Inc.	22	223
Oppenheimer Holdings, Inc. — Class A	12	223
Premier Financial Bancorp, Inc.	11	223
Trinity Place Holdings, Inc.*	24	222
Owens Realty Mortgage, Inc.	12	222
United Development Funding IV	74	222
Central Valley Community Bancorp	11	220
ACNB Corp.	7	219
First Financial Northwest, Inc.	11	217
SI Financial Group, Inc.	14	216
Marlin Business Services Corp.	10	209
Middleburg Financial Corp.	6	209
Equity Bancshares, Inc. — Class A*	6	202
Pzena Investment Management, Inc. — Class A	18	200
C&F Financial Corp.	4	199
Hallmark Financial Services, Inc.*	17	198
Real Industry, Inc.*	32	195
Crawford & Co. — Class B	15	188
Calamos Asset Management, Inc. — Class A	22	188
First Community Financial Partners, Inc.*	16	187
GAMCO Investors, Inc. — Class A	6	185
Independence Holding Co.	9	176
Donegal Group, Inc. — Class A	10	175
ESSA Bancorp, Inc.	11	173
Tiptree Financial, Inc. — Class A	28	172
Global Medical REIT, Inc.	19	169
Impac Mortgage Holdings, Inc.*	12	168
Associated Capital Group, Inc. — Class A	5	164
County Bancorp, Inc.	6	162
Provident Financial Holdings, Inc.	8	162
Farmland Partners, Inc.	14	156
Blue Capital Reinsurance Holdings Ltd.	8	148
Chemung Financial Corp.	4	145
Midland States Bancorp, Inc.	4	145
Manning & Napier, Inc. — Class A	19	143
Pacific Mercantile Bancorp*	19	139
First NBC Bank Holding Co.*	19	139
Hennessy Advisors, Inc.	4	127
Silvercrest Asset Management Group, Inc. — Class A	9	118
Walter Investment Management Corp.*	23	109
FBR & Co.	8	104
Greene County Bancorp, Inc.	4	92
Provident Bancorp, Inc.*	5	90
Medley Management, Inc. — Class A	8	79
California First National Bancorp	3	47
Paragon Commercial Corp.*	1	44
Fifth Street Asset Management, Inc.	6	40
Griffin Industrial Realty, Inc.	1	32
Total Financial		638,506

Consumer, Non-cyclical - 4.4%
HealthSouth Corp.	108	4,454
TESARO, Inc.*	33	4,437
Deluxe Corp.	59	4,225
PAREXEL International Corp.*	64	4,207
Exelixis, Inc.*	275	4,099
NuVasive, Inc.*	60	4,042
Snyder’s-Lance, Inc.	98	3,757
Bright Horizons Family Solutions, Inc.*	53	3,711
Team Health Holdings, Inc.*	82	3,563
B&G Foods, Inc.	80	3,504
Cantel Medical Corp.	44	3,465
Masimo Corp.*	50	3,370
Prestige Brands Holdings, Inc.*	64	3,333
Healthcare Services Group, Inc.	85	3,328
Catalent, Inc.*	121	3,263
Lancaster Colony Corp.	23	3,252
Grand Canyon Education, Inc.*	55	3,215
Chemed Corp.	20	3,208
Integra LifeSciences Holdings Corp.*	37	3,174
Horizon Pharma plc*	195	3,154
Ultragenyx Pharmaceutical, Inc.*	44	3,093
Cardtronics plc — Class A*	55	3,001
Matthews International Corp. — Class A	39	2,996
Neogen Corp.*	44	2,904
Molina Healthcare, Inc.*	53	2,876
Wright Medical Group N.V.*	125	2,873
Helen of Troy Ltd.*	34	2,871
United Natural Foods, Inc.*	60	2,864
Medicines Co.*	82	2,783
ABM Industries, Inc.	68	2,777
Bluebird Bio, Inc.*	45	2,776
Cimpress N.V.*	30	2,748
On Assignment, Inc.*	62	2,738
Avon Products, Inc.*	534	2,690
Owens & Minor, Inc.	76	2,682
ARIAD Pharmaceuticals, Inc.*	214	2,662
ICU Medical, Inc.*	18	2,652
Insulet Corp.*	70	2,638
Incorporated Research Holdings, Inc. — Class A*	50	2,630
Darling Ingredients, Inc.*	199	2,568
Aaron’s, Inc.	80	2,559
Vector Group Ltd.	112	2,547
Haemonetics Corp.*	62	2,492
LifeLock, Inc.*	102	2,440
Dean Foods Co.	111	2,418
J&J Snack Foods Corp.	18	2,402
Ironwood Pharmaceuticals, Inc. — Class A*	157	2,401
Sotheby’s*	60	2,392
DeVry Education Group, Inc.	76	2,371

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Fresh Del Monte Produce, Inc.	39	$2,365
CEB, Inc.	39	2,363
Sanderson Farms, Inc.	25	2,356
Ligand Pharmaceuticals, Inc. — Class B*	23	2,337
Magellan Health, Inc.*	31	2,333
FTI Consulting, Inc.*	51	2,299
Brink’s Co.	55	2,269
AMN Healthcare Services, Inc.*	57	2,192
Nevro Corp.*	30	2,180
Monro Muffler Brake, Inc.	38	2,174
Nektar Therapeutics*	172	2,110
Globus Medical, Inc. — Class A*	85	2,109
Halyard Health, Inc.*	57	2,108
Kite Pharma, Inc.*,1	47	2,107
HealthEquity, Inc.*	52	2,107
WD-40 Co.	18	2,104
Cambrex Corp.*	39	2,104
Prothena Corporation plc*,1	42	2,066
Penumbra, Inc.*	32	2,042
Korn/Ferry International	69	2,031
NxStage Medical, Inc.*	77	2,018
Travelport Worldwide Ltd.	140	1,974
Sage Therapeutics, Inc.*	37	1,889
Zeltiq Aesthetics, Inc.*	43	1,871
Boston Beer Company, Inc. — Class A*	11	1,869
HMS Holdings Corp.*	102	1,852
Array BioPharma, Inc.*	203	1,784
SpartanNash Co.	45	1,779
Clovis Oncology, Inc.*,1	39	1,732
Universal Corp.	27	1,721
Exact Sciences Corp.*,1	128	1,710
Select Medical Holdings Corp.*	129	1,709
ACCO Brands Corp.*	129	1,683
Sarepta Therapeutics, Inc.*	61	1,673
Advisory Board Co.*	50	1,663
Five Prime Therapeutics, Inc.*	33	1,654
PRA Health Sciences, Inc.*	30	1,654
Cal-Maine Foods, Inc.[1]	37	1,634
Surgical Care Affiliates, Inc.*	33	1,527
Navigant Consulting, Inc.*	58	1,518
SUPERVALU, Inc.*	322	1,503
CONMED Corp.	34	1,502
Radius Health, Inc.*	39	1,483
Andersons, Inc.	33	1,475
AMAG Pharmaceuticals, Inc.*	42	1,462
Pacira Pharmaceuticals, Inc.*	45	1,454
Amedisys, Inc.*	34	1,449
Supernus Pharmaceuticals, Inc.*	57	1,439
Theravance Biopharma, Inc.*	45	1,435
Abaxis, Inc.	27	1,425
Insperity, Inc.	20	1,419
Merit Medical Systems, Inc.*	52	1,378
Team, Inc.*	35	1,374
FibroGen, Inc.*	64	1,370
Air Methods Corp.*	43	1,370
Myriad Genetics, Inc.*	82	1,367
EVERTEC, Inc.	77	1,367
Natus Medical, Inc.*	39	1,357
Portola Pharmaceuticals, Inc.*	60	1,346
Inogen, Inc.*	20	1,343
Synergy Pharmaceuticals, Inc.*	220	1,340
Depomed, Inc.*	74	1,333
Analogic Corp.	16	1,327
Cynosure, Inc. — Class A*	29	1,322
Capella Education Co.	15	1,317
Huron Consulting Group, Inc.*	26	1,317
TriNet Group, Inc.*	51	1,307
Halozyme Therapeutics, Inc.*	132	1,304
Repligen Corp.*	42	1,294
Ensign Group, Inc.	58	1,288
Emergent BioSolutions, Inc.*	39	1,281
Spectranetics Corp.*	52	1,274
Central Garden & Pet Co. — Class A*	41	1,267
TrueBlue, Inc.*	51	1,257
NutriSystem, Inc.	36	1,247
Green Dot Corp. — Class A*	52	1,225
ICF International, Inc.*	22	1,214
Momenta Pharmaceuticals, Inc.*	79	1,189
Alder Biopharmaceuticals, Inc.*	57	1,186
Impax Laboratories, Inc.*	89	1,179
Vascular Solutions, Inc.*	21	1,178
Calavo Growers, Inc.	19	1,167
Spark Therapeutics, Inc.*	23	1,148
McGrath RentCorp	29	1,137
Aerie Pharmaceuticals, Inc.*	30	1,136
Integer Holdings Corp.*	38	1,119
Viad Corp.	25	1,103
MiMedx Group, Inc.*,1	124	1,099
Performance Food Group Co.*	45	1,080
Coca-Cola Bottling Company Consolidated	6	1,074
National Healthcare Corp.	14	1,061
Innoviva, Inc.*	99	1,059
US Physical Therapy, Inc.	15	1,053
TherapeuticsMD, Inc.*,1	182	1,050
Strayer Education, Inc.*	13	1,048
Puma Biotechnology, Inc.*	34	1,044
Coherus Biosciences, Inc.*	37	1,042
Xencor, Inc.*	39	1,026
Apollo Education Group, Inc. — Class A*	103	1,020
Atrion Corp.	2	1,014
Insmed, Inc.*	75	992
Acorda Therapeutics, Inc.*	52	978
Luminex Corp.*	48	971
Cardiovascular Systems, Inc.*	39	944
Quad/Graphics, Inc.	35	941
Dermira, Inc.*	30	910
PharMerica Corp.*	36	905
Meridian Bioscience, Inc.	51	903
Healthways, Inc.*	39	887
Eagle Pharmaceuticals, Inc.*	11	873
LHC Group, Inc.*	19	868
Amicus Therapeutics, Inc.*	173	860

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Acceleron Pharma, Inc.*	33	$842
Tootsie Roll Industries, Inc.	21	835
Retrophin, Inc.*	44	833
Anika Therapeutics, Inc.*	17	832
Resources Connection, Inc.	43	828
Kelly Services, Inc. — Class A	36	825
CBIZ, Inc.*	60	822
Ingles Markets, Inc. — Class A	17	818
Career Education Corp.*	81	817
LendingTree, Inc.*	8	811
Paylocity Holding Corp.*	27	810
Weis Markets, Inc.	12	802
Kindred Healthcare, Inc.	102	801
MacroGenics, Inc.*	39	797
Orthofix International N.V.*,1	22	796
USANA Health Sciences, Inc.*	13	796
Amphastar Pharmaceuticals, Inc.*	43	792
ZIOPHARM Oncology, Inc.*,1	147	786
AtriCure, Inc.*	39	763
Lannett Company, Inc.*,1	34	750
MGP Ingredients, Inc.	15	750
Community Health Systems, Inc.*	134	749
BioTelemetry, Inc.*	33	738
Progenics Pharmaceuticals, Inc.*	85	734
CryoLife, Inc.*	38	728
Inter Parfums, Inc.	22	721
National Beverage Corp.[1]	14	715
Rent-A-Center, Inc.	63	709
Quidel Corp.*	33	707
Lexicon Pharmaceuticals, Inc.*,1	51	705
John B Sanfilippo & Son, Inc.	10	704
K12, Inc.*	41	704
Vanda Pharmaceuticals, Inc.*	44	702
Blueprint Medicines Corp.*	25	701
Diplomat Pharmacy, Inc.*	55	693
Kforce, Inc.	30	693
Glaukos Corp.*	20	686
Omega Protein Corp.*	27	676
Genomic Health, Inc.*	23	676
Phibro Animal Health Corp. — Class A	23	674
SciClone Pharmaceuticals, Inc.*	61	659
Aimmune Therapeutics, Inc.*	32	654
Corcept Therapeutics, Inc.*	90	653
RPX Corp.*	60	648
Enanta Pharmaceuticals, Inc.*	19	637
Intra-Cellular Therapies, Inc.*	42	634
K2M Group Holdings, Inc.*	31	621
SP Plus Corp.*	22	619
Providence Service Corp.*	16	609
Cross Country Healthcare, Inc.*	39	609
ANI Pharmaceuticals, Inc.*	10	606
Merrimack Pharmaceuticals, Inc.*	148	604
Albany Molecular Research, Inc.*	32	600
Triple-S Management Corp. — Class B*	29	600
GenMark Diagnostics, Inc.*	49	600
Epizyme, Inc.*	49	593
Achillion Pharmaceuticals, Inc.*	142	586
Accelerate Diagnostics, Inc.*	28	581
OraSure Technologies, Inc.*	66	579
Landauer, Inc.	12	577
Barrett Business Services, Inc.	9	577
Heska Corp.*	8	573
Versartis, Inc.*	38	566
BioCryst Pharmaceuticals, Inc.*	89	563
Keryx Biopharmaceuticals, Inc.*	96	563
Endologix, Inc.*	98	561
Universal American Corp.*	56	557
AngioDynamics, Inc.*	33	557
Inovio Pharmaceuticals, Inc.*	80	555
NeoGenomics, Inc.*	64	548
Capital Senior Living Corp.*	34	546
Medifast, Inc.	13	541
Ardelyx, Inc.*	38	540
Ennis, Inc.	31	538
Cerus Corp.*	123	535
Flexion Therapeutics, Inc.*	28	533
Heidrick & Struggles International, Inc.	22	531
STAAR Surgical Co.*	48	521
Revance Therapeutics, Inc.*	25	518
Carriage Services, Inc. — Class A	18	516
Forrester Research, Inc.	12	516
Loxo Oncology, Inc.*	16	514
Heron Therapeutics, Inc.*,1	39	511
Aduro Biotech, Inc.*	44	502
Cytokinetics, Inc.*	41	498
Invacare Corp.	38	496
Omeros Corp.*	49	486
Novocure Ltd.*	61	479
Hackett Group, Inc.	27	477
Lion Biotechnologies, Inc.*	68	473
American Public Education, Inc.*	19	466
REGENXBIO, Inc.*	25	464
Otonomy, Inc.*	29	461
Akebia Therapeutics, Inc.*	44	458
Accuray, Inc.*	97	446
Almost Family, Inc.*	10	441
CorVel Corp.*	12	439
PTC Therapeutics, Inc.*	40	436
Immunomedics, Inc.*,1	118	433
Tejon Ranch Co.*	17	432
LeMaitre Vascular, Inc.	17	431
Central Garden & Pet Co.*	13	430
MoneyGram International, Inc.*	36	425
PDL BioPharma, Inc.	200	424
Arena Pharmaceuticals, Inc.*	297	422
Spectrum Pharmaceuticals, Inc.*	95	421
ServiceSource International, Inc.*	74	420
Curis, Inc.*	135	416
Teladoc, Inc.*	25	413
Novavax, Inc.*	327	412
Celldex Therapeutics, Inc.*	116	411
Revlon, Inc. — Class A*	14	408

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Surmodics, Inc.*	16	$406
Oxford Immunotec Global plc*	27	404
CRA International, Inc.	11	403
NanoString Technologies, Inc.*	18	401
Atara Biotherapeutics, Inc.*	28	398
Smart & Final Stores, Inc.*	28	395
BioSpecifics Technologies Corp.*	7	390
Weight Watchers International, Inc.*	34	389
Rockwell Medical, Inc.*	58	380
Sucampo Pharmaceuticals, Inc. — Class A*	28	379
Chefs’ Warehouse, Inc.*	24	379
Geron Corp.*	183	379
Intersect ENT, Inc.*	31	375
Natera, Inc.*	32	375
Axovant Sciences Ltd.*	30	373
Pacific Biosciences of California, Inc.*	97	369
Farmer Brothers Co.*	10	367
Agenus, Inc.*	89	367
Surgery Partners, Inc.*	23	365
Zogenix, Inc.*	30	365
Alarm.com Holdings, Inc.*	13	362
Medpace Holdings, Inc.*	10	360
Civitas Solutions, Inc.*	18	358
Adamas Pharmaceuticals, Inc.*	21	355
Exactech, Inc.*	13	355
Organovo Holdings, Inc.*	104	353
Addus HomeCare Corp.*	10	351
Nutraceutical International Corp.	10	350
ConforMIS, Inc.*	43	348
Bellicum Pharmaceuticals, Inc.*	25	341
Enzo Biochem, Inc.*	49	340
Paratek Pharmaceuticals, Inc.*	22	339
Teligent, Inc.*	50	331
Aclaris Therapeutics, Inc.*	12	326
Seneca Foods Corp. — Class A*	8	320
Primo Water Corp.*	26	319
Trevena, Inc.*	54	318
Advaxis, Inc.*	44	315
Vectrus, Inc.*	13	310
Village Super Market, Inc. — Class A	10	309
Amplify Snack Brands, Inc.*	35	308
Global Blood Therapeutics, Inc.*	21	303
BioTime, Inc.*	84	303
Great Lakes Dredge & Dock Corp.*	72	302
Limoneira Co.	14	301
Foundation Medicine, Inc.*	17	301
La Jolla Pharmaceutical Co.*	17	298
CSS Industries, Inc.	11	298
Aratana Therapeutics, Inc.*	41	294
Utah Medical Products, Inc.	4	291
RadNet, Inc.*	45	290
AxoGen, Inc.*	32	288
Avexis, Inc.*	6	286
CytomX Therapeutics, Inc.*	25	275
Karyopharm Therapeutics, Inc.*	29	273
Craft Brew Alliance, Inc.*	16	270
Minerva Neurosciences, Inc.*	23	270
Rigel Pharmaceuticals, Inc.*	113	269
NewLink Genetics Corp.*	26	267
Quorum Health Corp.*	36	262
WaVe Life Sciences Ltd.*	10	262
Insys Therapeutics, Inc.*	28	258
Sangamo BioSciences, Inc.*	84	256
ARC Document Solutions, Inc.*	50	254
MannKind Corp.*	393	250
Edge Therapeutics, Inc.*	20	250
Collegium Pharmaceutical, Inc.*,1	16	249
PharmAthene, Inc.*	75	244
Cutera, Inc.*	14	243
Franklin Covey Co.*	12	242
Chimerix, Inc.*	52	239
American Renal Associates Holdings, Inc.*	11	234
Cara Therapeutics, Inc.*	25	232
Invitae Corp.*	29	230
RTI Surgical, Inc.*	70	228
Inventure Foods, Inc.*	23	227
Stemline Therapeutics, Inc.*	21	225
Natural Health Trends Corp.	9	224
MediciNova, Inc.*	37	223
Bridgepoint Education, Inc.*	22	223
XBiotech, Inc.*	22	223
Protagonist Therapeutics, Inc.*	10	220
Seres Therapeutics, Inc.*	22	218
Esperion Therapeutics, Inc.*	17	213
TG Therapeutics, Inc.*	45	209
National Research Corp. — Class A	11	209
ImmunoGen, Inc.*	102	208
ChemoCentryx, Inc.*	28	207
MyoKardia, Inc.*	16	207
Egalet Corp.*,1	27	207
Concert Pharmaceuticals, Inc.*	20	206
Durect Corp.*	153	205
B. Riley Financial, Inc.	11	203
Textainer Group Holdings Ltd.	27	201
OncoMed Pharmaceuticals, Inc.*	26	200
Pfenex, Inc.*	22	200
Cellular Biomedicine Group, Inc.*	15	197
Ascent Capital Group, Inc. — Class A*	12	195
Alliance One International, Inc.*	10	192
Genesis Healthcare, Inc.*	45	191
Collectors Universe, Inc.	9	191
Ignyta, Inc.*	36	191
Idera Pharmaceuticals, Inc.*	126	189
Dynavax Technologies Corp.*	47	186
Ocular Therapeutix, Inc.*	22	184
Ophthotech Corp.*	37	179
Voyager Therapeutics, Inc.*	14	178
Tetraphase Pharmaceuticals, Inc.*	44	177
Aevi Genomic Medicine, Inc.*	33	171
Entellus Medical, Inc.*,1	9	171
Neff Corp. — Class A*	12	169

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Cidara Therapeutics, Inc.*	16	$166
CAI International, Inc.*	19	165
InVivo Therapeutics Holdings Corp.*	39	164
Editas Medicine, Inc.*	10	162
Anavex Life Sciences Corp.*	40	158
PFSweb, Inc.*	18	153
Reata Pharmaceuticals, Inc. — Class A*	7	153
Sorrento Therapeutics, Inc.*	31	152
Cempra, Inc.*,1	54	151
Nature’s Sunshine Products, Inc.	10	150
Care.com, Inc.*	17	146
Bio-Path Holdings, Inc.*	107	144
Nobilis Health Corp.*	68	143
BioScrip, Inc.*	136	141
Athersys, Inc.*	92	141
Applied Genetic Technologies Corp.*	15	140
Synutra International, Inc.*	26	139
Lifevantage Corp.*	17	139
Information Services Group, Inc.*	38	138
Inotek Pharmaceuticals Corp.*	22	134
Veracyte, Inc.*	17	132
Natural Grocers by Vitamin Cottage, Inc.*	11	131
Adeptus Health, Inc. — Class A*	17	130
Audentes Therapeutics, Inc.*	7	128
Iridex Corp.*	9	127
Vital Therapies, Inc.*	29	126
Asterias Biotherapeutics, Inc.*	27	124
Proteostasis Therapeutics, Inc.*	10	123
Liberty Tax, Inc.	9	121
Osiris Therapeutics, Inc.*	24	118
Endocyte, Inc.*	46	117
ChromaDex Corp.*	35	116
NantKwest, Inc.*	20	114
Arrowhead Pharmaceuticals, Inc.*	73	113
AcelRx Pharmaceuticals, Inc.*	43	112
Fortress Biotech, Inc.*	41	111
TerraVia Holdings, Inc.*	95	109
TransEnterix, Inc.*	84	109
Alico, Inc.	4	109
Regulus Therapeutics, Inc.*	48	108
Intellia Therapeutics, Inc.*	8	105
CPI Card Group, Inc.	25	104
Selecta Biosciences, Inc.*	6	103
Axsome Therapeutics, Inc.*	15	101
Neos Therapeutics, Inc.*	17	99
T2 Biosystems, Inc.*	18	95
AAC Holdings, Inc.*	13	94
Immune Design Corp.*	17	94
Titan Pharmaceuticals, Inc.*	23	92
GlycoMimetics, Inc.*	15	92
Agile Therapeutics, Inc.*	16	91
Senseonics Holdings, Inc.*	34	91
Clearside Biomedical, Inc.*	10	89
Zafgen, Inc.*	28	89
Argos Therapeutics, Inc.*	18	88
Turning Point Brands, Inc.*	7	86
Cambium Learning Group, Inc.*	17	85
Tactile Systems Technology, Inc.*	5	82
Avinger, Inc.*	22	81
Adverum Biotechnologies, Inc.*	28	81
Infinity Pharmaceuticals, Inc.*	60	81
Lipocine, Inc.*	20	74
Syros Pharmaceuticals, Inc.*	6	73
Trovagene, Inc.*	34	71
Mirati Therapeutics, Inc.*	15	71
Synthetic Biologics, Inc.*	92	70
Lifeway Foods, Inc.*	6	69
Flex Pharma, Inc.*	13	69
Dimension Therapeutics, Inc.*	15	65
Patriot National, Inc.	13	60
Eiger BioPharmaceuticals, Inc.*	5	58
OvaScience, Inc.*	38	58
Corvus Pharmaceuticals, Inc.*	4	57
iRadimed Corp.*	5	56
Kadmon Holdings, Inc.*	10	54
Ampio Pharmaceuticals, Inc.*	58	52
Tandem Diabetes Care, Inc.*	23	49
Aptevo Therapeutics, Inc.*	20	49
vTv Therapeutics, Inc. — Class A*	10	48
CytRx Corp.*	118	44
Syndax Pharmaceuticals, Inc.*	6	43
Second Sight Medical Products, Inc.*	17	33
Anthera Pharmaceuticals, Inc.*	48	31
Galena Biopharma, Inc.*	13	25
ViewRay, Inc.*	8	25
Tokai Pharmaceuticals, Inc.*	13	13
Total Consumer, Non-cyclical		423,396

Industrial - 3.2%
Curtiss-Wright Corp.	54	5,312
EMCOR Group, Inc.	73	5,164
XPO Logistics, Inc.*	119	5,135
Teledyne Technologies, Inc.*	41	5,043
CLARCOR, Inc.	58	4,782
Woodward, Inc.	65	4,488
Littelfuse, Inc.	28	4,250
EnerSys	53	4,139
Coherent, Inc.*	30	4,121
Belden, Inc.	51	3,813
Tech Data Corp.*	42	3,557
Joy Global, Inc.	119	3,332
Louisiana-Pacific Corp.*	175	3,312
Sanmina Corp.*	90	3,298
Generac Holdings, Inc.*	79	3,218
Esterline Technologies Corp.*	36	3,211
GATX Corp.	51	3,140
MasTec, Inc.*	81	3,098
John Bean Technologies Corp.	36	3,093
Tetra Tech, Inc.	70	3,020
Kennametal, Inc.	96	3,000
Dycom Industries, Inc.*	37	2,971
Barnes Group, Inc.	61	2,892
KLX, Inc.*	64	2,887

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Universal Display Corp.*	50	$2,815
Hillenbrand, Inc.	72	2,761
Mueller Industries, Inc.	69	2,757
Knight Transportation, Inc.	81	2,678
Vishay Intertechnology, Inc.	165	2,673
Granite Construction, Inc.	48	2,640
MSA Safety, Inc.	38	2,634
Advanced Energy Industries, Inc.*	48	2,628
Applied Industrial Technologies, Inc.	44	2,614
Worthington Industries, Inc.	55	2,609
Itron, Inc.*	41	2,577
Moog, Inc. — Class A*	39	2,562
Mueller Water Products, Inc. — Class A	189	2,516
RBC Bearings, Inc.*	27	2,506
Golar LNG Ltd.	108	2,477
Universal Forest Products, Inc.	24	2,453
Masonite International Corp.*	37	2,435
Trex Company, Inc.*	37	2,383
KapStone Paper and Packaging Corp.	105	2,315
IMAX Corp.*	72	2,261
Summit Materials, Inc. — Class A*	94	2,238
Simpson Manufacturing Company, Inc.	51	2,231
Watts Water Technologies, Inc. — Class A	34	2,217
Swift Transportation Co. — Class A*	91	2,217
Plexus Corp.*	41	2,216
Franklin Electric Company, Inc.	56	2,178
II-VI, Inc.*	72	2,135
Brady Corp. — Class A	56	2,103
Trinseo S.A.	35	2,075
Headwaters, Inc.*	88	2,070
AZZ, Inc.	32	2,045
Rexnord Corp.*	101	1,979
Exponent, Inc.	32	1,930
Matson, Inc.	53	1,876
Methode Electronics, Inc.	45	1,861
Actuant Corp. — Class A	71	1,842
Benchmark Electronics, Inc.*	60	1,830
Apogee Enterprises, Inc.	34	1,821
Hub Group, Inc. — Class A*	41	1,794
Knowles Corp.*,1	107	1,788
ESCO Technologies, Inc.	31	1,756
EnPro Industries, Inc.	26	1,751
Forward Air Corp.	36	1,706
Fabrinet*	42	1,693
Rogers Corp.*	22	1,690
OSI Systems, Inc.*	22	1,675
TopBuild Corp.*	47	1,673
Albany International Corp. — Class A	36	1,667
AAON, Inc.	49	1,619
Astec Industries, Inc.	24	1,619
Kaman Corp.	33	1,615
Proto Labs, Inc.*	31	1,592
Greif, Inc. — Class A	31	1,591
Triumph Group, Inc.	60	1,590
Gibraltar Industries, Inc.*	38	1,583
Tennant Co.	22	1,566
Atlas Air Worldwide Holdings, Inc.*	30	1,565
TASER International, Inc.*	63	1,527
Comfort Systems USA, Inc.	45	1,499
Cubic Corp.	31	1,486
Werner Enterprises, Inc.	55	1,482
American Outdoor Brands Corp.*,1	66	1,391
SPX FLOW, Inc.*	43	1,379
Patrick Industries, Inc.*	18	1,373
Greenbrier Companies, Inc.[1]	33	1,371
Saia, Inc.*	31	1,369
Harsco Corp.	98	1,333
Chart Industries, Inc.*	37	1,333
AAR Corp.	40	1,322
Standex International Corp.	15	1,318
Lydall, Inc.*	21	1,299
CIRCOR International, Inc.	20	1,298
TriMas Corp.*	55	1,293
Aerojet Rocketdyne Holdings, Inc.*	72	1,292
Tutor Perini Corp.*	46	1,288
US Ecology, Inc.	26	1,278
Badger Meter, Inc.	34	1,256
Multi-Color Corp.	16	1,242
Sturm Ruger & Company, Inc.	23	1,212
SPX Corp.*	51	1,210
TTM Technologies, Inc.*	88	1,199
Briggs & Stratton Corp.	52	1,158
Altra Industrial Motion Corp.	31	1,144
Heartland Express, Inc.	56	1,140
Federal Signal Corp.	73	1,140
Argan, Inc.	16	1,129
General Cable Corp.	59	1,124
Sun Hydraulics Corp.	28	1,119
Builders FirstSource, Inc.*	102	1,119
Primoris Services Corp.	49	1,116
US Concrete, Inc.*,1	17	1,114
Raven Industries, Inc.	44	1,109
Ship Finance International Ltd.[1]	73	1,083
Encore Wire Corp.	25	1,084
GoPro, Inc. — Class A*,1	122	1,063
Boise Cascade Co.*	47	1,058
Nordic American Tankers Ltd.	120	1,008
Aegion Corp. — Class A*	42	995
Continental Building Products, Inc.*	43	993
Lindsay Corp.	13	970
Griffon Corp.	37	969
Air Transport Services Group, Inc.*	59	942
Manitowoc Company, Inc.*	154	921
Babcock & Wilcox Enterprises, Inc.*	55	912
Scorpio Tankers, Inc.	198	897
Global Brass & Copper Holdings, Inc.	26	892
Echo Global Logistics, Inc.*	35	877
AVX Corp.	56	875
Advanced Drainage Systems, Inc.	42	865
Caesarstone Ltd.*	30	860
ArcBest Corp.	31	857
Kadant, Inc.	14	857

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

CTS Corp.	38	$851
Alamo Group, Inc.	11	837
Quanex Building Products Corp.	41	832
Novanta, Inc.*	39	819
GasLog Ltd.	50	805
Insteel Industries, Inc.	22	784
Astronics Corp.*	23	778
Chase Corp.	9	752
National Presto Industries, Inc.	7	745
Tredegar Corp.	31	744
TimkenSteel Corp.*	48	743
FARO Technologies, Inc.*	20	720
MYR Group, Inc.*	19	716
Hyster-Yale Materials Handling, Inc.	11	701
Aerovironment, Inc.*	25	671
PGT Innovations, Inc.*	58	664
Marten Transport Ltd.	28	652
Gorman-Rupp Co.	21	650
Columbus McKinnon Corp.	24	649
Haynes International, Inc.	15	645
Kimball Electronics, Inc.*	34	619
NN, Inc.	32	610
Stoneridge, Inc.*	33	584
Casella Waste Systems, Inc. — Class A*	47	583
AEP Industries, Inc.	5	580
Frontline Ltd.	79	562
Armstrong Flooring, Inc.*	28	557
DXP Enterprises, Inc.*	16	556
Mistras Group, Inc.*	21	539
NCI Building Systems, Inc.*	34	532
YRC Worldwide, Inc.*	40	531
CECO Environmental Corp.	36	502
Mesa Laboratories, Inc.	4	491
Teekay Corp.	59	474
Greif, Inc. — Class B	7	474
Applied Optoelectronics, Inc.*	20	469
VSE Corp.	12	466
DHT Holdings, Inc.	111	460
American Railcar Industries, Inc.	10	453
Ply Gem Holdings, Inc.*	27	439
Energy Recovery, Inc.*	42	435
GP Strategies Corp.*	15	429
Powell Industries, Inc.	11	429
Park Electrochemical Corp.	23	429
NVE Corp.	6	429
Park-Ohio Holdings Corp.	10	426
Kratos Defense & Security Solutions, Inc.*	56	414
Myers Industries, Inc.	27	386
Roadrunner Transportation Systems, Inc.*	37	384
Multi Packaging Solutions International Ltd.*	26	371
Atkore International Group, Inc.*	15	359
Scorpio Bulkers, Inc.*	68	343
Bel Fuse, Inc. — Class B	11	340
Milacron Holdings Corp.*	18	335
Ducommun, Inc.*	13	332
Orion Group Holdings, Inc.*	33	328
Teekay Tankers Ltd. — Class A	141	319
Energous Corp.*,1	18	303
Vicor Corp.*	20	302
NV5 Global, Inc.*	9	301
Covenant Transportation Group, Inc. — Class A*	15	290
Vishay Precision Group, Inc.*	15	284
LSI Industries, Inc.	29	282
Hornbeck Offshore Services, Inc.*	39	282
Olympic Steel, Inc.	11	267
Graham Corp.	12	266
Hurco Companies, Inc.	8	265
Sparton Corp.*	11	262
Fluidigm Corp.*	36	262
Ardmore Shipping Corp.	34	252
Layne Christensen Co.*	23	250
Dorian LPG Ltd.*	30	246
Control4 Corp.*	24	245
TRC Companies, Inc.*	23	244
ZAGG, Inc.*	34	241
International Seaways, Inc.*	17	239
Celadon Group, Inc.	33	236
Heritage-Crystal Clean, Inc.*	15	236
FreightCar America, Inc.	15	224
Omega Flex, Inc.	4	223
Gener8 Maritime, Inc.*	48	215
LSB Industries, Inc.*,1	25	211
UFP Technologies, Inc.*	8	204
Ampco-Pittsburgh Corp.	12	201
Electro Scientific Industries, Inc.*	33	195
Tidewater, Inc.*	57	194
IES Holdings, Inc.*	10	192
Lawson Products, Inc.*	8	190
Overseas Shipholding Group, Inc. — Class A	47	180
Radiant Logistics, Inc.*	46	179
Costamare, Inc.	32	179
Aqua Metals, Inc.*	13	170
Hill International, Inc.*	39	170
Navios Maritime Acquisition Corp.	98	167
Universal Logistics Holdings, Inc.	10	164
Gencor Industries, Inc.*	10	157
Hardinge, Inc.	14	155
Allied Motion Technologies, Inc.	7	150
Willis Lease Finance Corp.*	5	128
American Superconductor Corp.*	14	103
Handy & Harman Ltd.*	4	102
USA Truck, Inc.*	10	87
NL Industries, Inc.*	10	82
PAM Transportation Services, Inc.*	3	78
Power Solutions International, Inc.*	6	45
Astronics Corp. — Class B*	1	34
Total Industrial		315,068

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Consumer, Cyclical - 2.7%
Jack in the Box, Inc.	40	$4,465
Tenneco, Inc.*	68	4,249
Texas Roadhouse, Inc. — Class A	81	3,907
Cracker Barrel Old Country Store, Inc.[1]	23	3,841
Hawaiian Holdings, Inc.*	64	3,648
Buffalo Wild Wings, Inc.*	23	3,551
Dana, Inc.	181	3,435
Beacon Roofing Supply, Inc.*	72	3,316
Cheesecake Factory, Inc.	55	3,293
LCI Industries	29	3,125
HNI Corp.	55	3,075
American Eagle Outfitters, Inc.	202	3,065
Office Depot, Inc.	671	3,033
Papa John’s International, Inc.	34	2,910
UniFirst Corp.	20	2,872
Anixter International, Inc.*	35	2,837
Allegiant Travel Co. — Class A	17	2,829
Lithia Motors, Inc. — Class A	29	2,807
FirstCash, Inc.	58	2,726
Big Lots, Inc.	54	2,712
Steven Madden Ltd.*	75	2,681
Cooper Tire & Rubber Co.	67	2,603
Five Below, Inc.*	65	2,597
Dave & Buster’s Entertainment, Inc.*	46	2,590
Wolverine World Wide, Inc.	117	2,568
Churchill Downs, Inc.	17	2,558
Herman Miller, Inc.	74	2,531
ILG, Inc.	137	2,488
Bloomin’ Brands, Inc.	138	2,488
Core-Mark Holding Company, Inc.	55	2,368
Dorman Products, Inc.*	32	2,338
Children’s Place, Inc.	23	2,323
G&K Services, Inc. — Class A	24	2,314
Marriott Vacations Worldwide Corp.	27	2,291
Chico’s FAS, Inc.	158	2,274
SkyWest, Inc.	61	2,223
Deckers Outdoor Corp.*	39	2,160
PriceSmart, Inc.	25	2,088
TRI Pointe Group, Inc.*	180	2,066
Boyd Gaming Corp.*	100	2,017
Group 1 Automotive, Inc.	25	1,948
iRobot Corp.*	33	1,929
Columbia Sportswear Co.	33	1,924
Navistar International Corp.*	60	1,881
Steelcase, Inc. — Class A	104	1,862
Cooper-Standard Holdings, Inc.*	18	1,861
DSW, Inc. — Class A	82	1,857
La-Z-Boy, Inc.	59	1,832
American Axle & Manufacturing Holdings, Inc.*	93	1,795
Caleres, Inc.	52	1,707
DineEquity, Inc.	22	1,694
Knoll, Inc.	59	1,648
Mobile Mini, Inc.	54	1,634
Meritage Homes Corp.*	46	1,601
KB Home	101	1,597
Popeyes Louisiana Kitchen, Inc.*	26	1,572
G-III Apparel Group Ltd.*	53	1,567
Genesco, Inc.*	25	1,553
SeaWorld Entertainment, Inc.	82	1,553
Asbury Automotive Group, Inc.*	25	1,543
Gentherm, Inc.*	45	1,523
Sonic Corp.	57	1,511
Tailored Brands, Inc.	59	1,507
La Quinta Holdings, Inc.*	103	1,464
Interface, Inc. — Class A	78	1,447
Restoration Hardware Holdings, Inc.*,1	47	1,443
Standard Motor Products, Inc.	26	1,384
Belmond Ltd. — Class A*	102	1,362
Liberty TripAdvisor Holdings, Inc. — Class A*	88	1,324
Fossil Group, Inc.*	51	1,319
BMC Stock Holdings, Inc.*	67	1,307
HSN, Inc.	38	1,304
Ascena Retail Group, Inc.*	210	1,300
MDC Holdings, Inc.	50	1,292
American Woodmark Corp.*	17	1,279
Bob Evans Farms, Inc.	24	1,277
Select Comfort Corp.*	56	1,267
Wabash National Corp.	79	1,250
Callaway Golf Co.	114	1,249
Meritor, Inc.*	100	1,242
Penn National Gaming, Inc.*	90	1,241
International Speedway Corp. — Class A	33	1,214
ScanSource, Inc.*	30	1,211
Denny’s Corp.*	92	1,180
Rush Enterprises, Inc. — Class A*	36	1,148
Oxford Industries, Inc.	19	1,142
ClubCorp Holdings, Inc.	78	1,119
Ethan Allen Interiors, Inc.	30	1,106
National CineMedia, Inc.	75	1,105
BJ’s Restaurants, Inc.*	28	1,100
Universal Electronics, Inc.*	17	1,097
Winnebago Industries, Inc.	33	1,044
Hibbett Sports, Inc.*	28	1,044
Wesco Aircraft Holdings, Inc.*	67	1,002
Cavco Industries, Inc.*	10	999
Abercrombie & Fitch Co. — Class A	83	996
Installed Building Products, Inc.*	24	991
Express, Inc.*	90	968
Finish Line, Inc. — Class A	51	959
Red Robin Gourmet Burgers, Inc.*	17	959
Pinnacle Entertainment, Inc.*	66	957
Fiesta Restaurant Group, Inc.*	32	955
Biglari Holdings, Inc.*	2	946
Essendant, Inc.	45	941
Cato Corp. — Class A	31	932
GNC Holdings, Inc. — Class A	84	927
Douglas Dynamics, Inc.	27	909
Guess?, Inc.	74	895
H&E Equipment Services, Inc.	38	884

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Scientific Games Corp. — Class A*,1	63	$882
AMC Entertainment Holdings, Inc. — Class A1	26	874
Modine Manufacturing Co.*	58	864
Barnes & Noble, Inc.	77	859
Francesca’s Holdings Corp.*	47	847
Pier 1 Imports, Inc.	98	837
Red Rock Resorts, Inc. — Class A	36	836
Fred’s, Inc. — Class A1	43	798
Buckle, Inc.[1]	35	798
Superior Industries International, Inc.	30	791
Kimball International, Inc. — Class B	45	790
Caesars Acquisition Co. — Class A*	58	783
Sonic Automotive, Inc. — Class A	34	779
AdvancePierre Foods Holdings, Inc.	26	774
Triton International Ltd.	49	774
Tile Shop Holdings, Inc.*	39	762
Fox Factory Holding Corp.*	27	749
Isle of Capri Casinos, Inc.*	30	741
M/I Homes, Inc.*	29	730
Marcus Corp.	23	725
Ruth’s Hospitality Group, Inc.	39	714
Taylor Morrison Home Corp. — Class A*	37	713
Ollie’s Bargain Outlet Holdings, Inc.*	25	711
Tower International, Inc.	25	709
Nautilus, Inc.*	38	703
Vitamin Shoppe, Inc.*	29	689
Shake Shack, Inc. — Class A*	19	680
EZCORP, Inc. — Class A*	62	660
Regis Corp.*	45	653
Chuy’s Holdings, Inc.*	20	649
Carrols Restaurant Group, Inc.*	42	641
Unifi, Inc.*	19	620
Motorcar Parts of America, Inc.*	23	619
Crocs, Inc.*	89	611
WCI Communities, Inc.*	26	610
Titan International, Inc.	54	605
Eldorado Resorts, Inc.*	35	593
Wingstop, Inc.	20	592
MarineMax, Inc.*	30	581
Caesars Entertainment Corp.*	68	578
Movado Group, Inc.	20	575
Barnes & Noble Education, Inc.*	49	562
PetMed Express, Inc.	24	553
William Lyon Homes — Class A*	29	552
Zoe’s Kitchen, Inc.*	23	552
LGI Homes, Inc.*,1	19	546
Haverty Furniture Companies, Inc.	23	545
Veritiv Corp.*,1	10	538
Hooker Furniture Corp.	14	531
Horizon Global Corp.*	22	528
Libbey, Inc.	27	525
Planet Fitness, Inc. — Class A	26	523
Beazer Homes USA, Inc.*	38	505
Lumber Liquidators Holdings, Inc.*,1	32	504
Flexsteel Industries, Inc.	8	493
Del Frisco’s Restaurant Group, Inc.*	29	493
Daktronics, Inc.	46	492
SiteOne Landscape Supply, Inc.*	14	486
Iconix Brand Group, Inc.*	52	486
Shoe Carnival, Inc.	18	486
Culp, Inc.	13	483
Zumiez, Inc.*	22	481
Eros International plc*	36	470
Party City Holdco, Inc.*	33	469
NACCO Industries, Inc. — Class A	5	453
America’s Car-Mart, Inc.*	10	438
Malibu Boats, Inc. — Class A*	22	420
Metaldyne Performance Group, Inc.	18	413
Del Taco Restaurants, Inc.*	29	409
PICO Holdings, Inc.*	27	409
Hovnanian Enterprises, Inc. — Class A*	148	404
Bassett Furniture Industries, Inc.	13	395
PC Connection, Inc.	14	393
Potbelly Corp.*	30	387
Big 5 Sporting Goods Corp.	22	382
Federal-Mogul Holdings Corp.*	37	381
Winmark Corp.	3	378
Century Communities, Inc.*	18	378
Perry Ellis International, Inc.*	15	374
Spartan Motors, Inc.	40	370
Intrawest Resorts Holdings, Inc.*	20	357
Reading International, Inc. — Class A*	21	349
Miller Industries, Inc.	13	344
Citi Trends, Inc.	18	339
Monarch Casino & Resort, Inc.*	13	335
Speedway Motorsports, Inc.	15	325
Titan Machinery, Inc.*	22	321
Conn’s, Inc.*	25	316
El Pollo Loco Holdings, Inc.*	25	308
Duluth Holdings, Inc. — Class B*	12	305
Tuesday Morning Corp.*	55	297
Vera Bradley, Inc.*	25	293
Sportsman’s Warehouse Holdings, Inc.*	31	291
Freshpet, Inc.*	28	284
Green Brick Partners, Inc.*	28	281
Kirkland’s, Inc.*	18	279
Habit Restaurants, Inc. — Class A*	16	276
GMS, Inc.*	9	264
Nathan’s Famous, Inc.*	4	260
Supreme Industries, Inc. — Class A	16	251
Weyco Group, Inc.	8	250
Rush Enterprises, Inc. — Class B*	8	247
Arctic Cat, Inc.*	16	240
Johnson Outdoors, Inc. — Class A	6	238
AV Homes, Inc.*	15	237
Build-A-Bear Workshop, Inc. — Class A*	17	234
Ruby Tuesday, Inc.*	72	233
Lifetime Brands, Inc.	13	231
West Marine, Inc.*	22	230
Sequential Brands Group, Inc.*	48	225
Bojangles’, Inc.*	12	224

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Superior Uniform Group, Inc.	11	$216
Century Casinos, Inc.*	26	214
Stein Mart, Inc.	38	208
Boot Barn Holdings, Inc.*	16	200
Destination XL Group, Inc.*	45	191
Delta Apparel, Inc.*	9	187
Tilly’s, Inc. — Class A*	14	185
Marine Products Corp.	13	180
New Home Company, Inc.*	15	176
J Alexander’s Holdings, Inc.*	16	172
Escalade, Inc.	13	172
Lindblad Expeditions Holdings, Inc.*	18	170
Strattec Security Corp.	4	161
Golden Entertainment, Inc.	13	157
Jamba, Inc.*	15	155
At Home Group, Inc.*	10	146
Red Lion Hotels Corp.*	17	142
Stage Stores, Inc.	32	140
MCBC Holdings, Inc.	9	131
Sears Holdings Corp.*,1	14	130
Kona Grill, Inc.*	10	126
Systemax, Inc.	14	123
Container Store Group, Inc.*	19	121
UCP, Inc. — Class A*	10	121
Unique Fabricating, Inc.	8	117
Vince Holding Corp.*	27	109
Blue Bird Corp.*	7	108
Luby’s, Inc.*	24	103
Fogo De Chao, Inc.*	7	100
Workhorse Group, Inc.*	14	99
JAKKS Pacific, Inc.*,1	19	98
Gaia, Inc.*	11	95
Empire Resorts, Inc.*	4	91
Performance Sports Group Ltd.*	47	70
Sears Hometown and Outlet Stores, Inc.*	14	66
CompX International, Inc.	4	64
Noodles & Co.*	13	53
Total Consumer, Cyclical		266,289

Technology - 2.4%
Advanced Micro Devices, Inc.*	912	10,342
Microsemi Corp.*	138	7,448
Aspen Technology, Inc.*	101	5,522
Take-Two Interactive Software, Inc.*	101	4,978
Cavium, Inc.*	78	4,870
Mentor Graphics Corp.	130	4,796
j2 Global, Inc.	58	4,743
Fair Isaac Corp.	38	4,530
MAXIMUS, Inc.	78	4,351
Science Applications International Corp.	51	4,324
Cirrus Logic, Inc.*	76	4,297
SYNNEX Corp.	35	4,235
MKS Instruments, Inc.	65	3,860
Monolithic Power Systems, Inc.	47	3,851
Integrated Device Technology, Inc.*	163	3,840
EPAM Systems, Inc.*	58	3,730
Blackbaud, Inc.	57	3,648
Intersil Corp. — Class A	163	3,635
CACI International, Inc. — Class A*	29	3,605
NetScout Systems, Inc.*	109	3,434
Medidata Solutions, Inc.*	67	3,328
Silicon Laboratories, Inc.*	50	3,250
Entegris, Inc.*	171	3,061
Convergys Corp.	108	2,651
Tessera Holding Corp.	60	2,652
Verint Systems, Inc.*	75	2,644
Cornerstone OnDemand, Inc.*	61	2,580
ACI Worldwide, Inc.*	140	2,541
Acxiom Corp.*	94	2,519
Electronics for Imaging, Inc.*	57	2,500
Semtech Corp.*	78	2,461
CommVault Systems, Inc.*	47	2,415
Paycom Software, Inc.*	53	2,411
MicroStrategy, Inc. — Class A*	12	2,369
Lumentum Holdings, Inc.*	61	2,358
Synaptics, Inc.*	43	2,304
Power Integrations, Inc.	33	2,239
Inphi Corp.*	49	2,186
Ambarella, Inc.*,1	40	2,165
Diebold Nixdorf, Inc.	83	2,088
ExlService Holdings, Inc.*	40	2,018
RealPage, Inc.*	66	1,980
Progress Software Corp.	61	1,948
Synchronoss Technologies, Inc.*	50	1,915
CSG Systems International, Inc.	39	1,888
Cabot Microelectronics Corp.	29	1,832
Insight Enterprises, Inc.*	45	1,820
Rambus, Inc.*	132	1,818
Ebix, Inc.[1]	31	1,769
Envestnet, Inc.*	50	1,763
3D Systems Corp.*,1	130	1,728
HubSpot, Inc.*	35	1,645
Pegasystems, Inc.	44	1,584
BroadSoft, Inc.*	36	1,485
MaxLinear, Inc. — Class A*	68	1,482
Omnicell, Inc.*	43	1,458
Mercury Systems, Inc.*	48	1,451
Brooks Automation, Inc.	82	1,400
Veeco Instruments, Inc.*	48	1,399
SPS Commerce, Inc.*	20	1,398
2U, Inc.*	45	1,357
Sykes Enterprises, Inc.*	47	1,356
Super Micro Computer, Inc.*	47	1,318
MACOM Technology Solutions Holdings, Inc.*	28	1,296
Amkor Technology, Inc.*	122	1,287
ManTech International Corp. — Class A	30	1,268
InvenSense, Inc. — Class A*	99	1,266
Callidus Software, Inc.*	74	1,243
Bottomline Technologies de, Inc.*	49	1,226
MTS Systems Corp.	21	1,191
Diodes, Inc.*	46	1,181
Qualys, Inc.*	34	1,076

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Lattice Semiconductor Corp.*	145	$1,067
Globant S.A.*,1	31	1,034
Cray, Inc.*	49	1,014
Stratasys Ltd.*	59	976
Monotype Imaging Holdings, Inc.	49	973
Pure Storage, Inc. — Class A*	83	939
FormFactor, Inc.*	83	930
Unisys Corp.*,1	62	927
Photronics, Inc.*	80	904
Virtusa Corp.*	34	854
Rudolph Technologies, Inc.*	36	841
Box, Inc. — Class A*	59	818
Quality Systems, Inc.*	62	815
CEVA, Inc.*	24	805
Syntel, Inc.	39	772
New Relic, Inc.*,1	27	763
Applied Micro Circuits Corp.*	92	759
PDF Solutions, Inc.*	33	744
Engility Holdings, Inc.*	22	741
Nanometrics, Inc.*	29	727
PROS Holdings, Inc.*	31	667
Ultratech, Inc.*	26	623
Actua Corp.*	44	616
Silver Spring Networks, Inc.*	46	612
TeleTech Holdings, Inc.	20	610
Nimble Storage, Inc.*	76	602
Barracuda Networks, Inc.*	27	579
Five9, Inc.*,1	40	568
Vocera Communications, Inc.*	30	555
Cotiviti Holdings, Inc.*	16	550
Exar Corp.*	49	528
KEYW Holding Corp.*	44	519
Axcelis Technologies, Inc.*	35	509
Xcerra Corp.*	65	497
LivePerson, Inc.*	65	491
Bazaarvoice, Inc.*	99	480
Benefitfocus, Inc.*	16	475
Alpha & Omega Semiconductor Ltd.*	22	468
InnerWorkings, Inc.*	47	463
Cohu, Inc.	32	445
Digi International, Inc.*	32	440
Sapiens International Corporation N.V.	30	430
Hortonworks, Inc.*	49	407
MINDBODY, Inc. — Class A*	18	383
Ultra Clean Holdings, Inc.*	39	378
Varonis Systems, Inc.*	14	375
Immersion Corp.*	35	372
Workiva, Inc.*	27	369
QAD, Inc. — Class A	12	365
Carbonite, Inc.*	22	361
Digimarc Corp.*	12	360
IXYS Corp.	30	357
DSP Group, Inc.*	26	339
Computer Programs & Systems, Inc.	14	330
Eastman Kodak Co.*	21	326
American Software, Inc. — Class A	31	320
Xactly Corp.*	28	308
Jive Software, Inc.*	70	305
Brightcove, Inc.*	36	290
Evolent Health, Inc. — Class A*	19	281
EMCORE Corp.	32	278
Instructure, Inc.*	14	274
pdvWireless, Inc.*	12	271
Datalink Corp.*	24	270
DMC Global, Inc.	17	269
Sigma Designs, Inc.*	44	264
Exa Corp.*	17	261
Tangoe, Inc.*	33	260
Impinj, Inc.*	7	247
Castlight Health, Inc. — Class B*	49	243
Glu Mobile, Inc.*	125	243
Model N, Inc.*	27	239
Mitek Systems, Inc.*	36	221
Appfolio, Inc. — Class A*	9	215
Kopin Corp.*	75	213
MobileIron, Inc.*	56	210
Planet Payment, Inc.*	51	208
Rosetta Stone, Inc.*	23	205
Park City Group, Inc.*	16	203
Amber Road, Inc.*	22	200
Agilysys, Inc.*	19	197
Maxwell Technologies, Inc.*	38	195
Guidance Software, Inc.*	27	191
Radisys Corp.*	43	190
USA Technologies, Inc.*	44	189
GigPeak, Inc.*	71	179
Avid Technology, Inc.*	39	172
ExOne Co.*	14	131
NCI, Inc. — Class A	8	112
SecureWorks Corp. — Class A*	8	85
NantHealth, Inc.*	8	80
Cogint, Inc.*	19	66
Majesco*	8	49
Total Technology		235,593

Communications - 1.5%
Ciena Corp.*	167	4,076
Finisar Corp.*	130	3,935
InterDigital, Inc.	42	3,837
GrubHub, Inc.*	98	3,686
ViaSat, Inc.*	54	3,576
Proofpoint, Inc.*	49	3,463
LogMeIn, Inc.[1]	31	2,993
TiVo Corp.*	142	2,968
Meredith Corp.	46	2,720
Sinclair Broadcast Group, Inc. — Class A	80	2,669
Media General, Inc.*	132	2,486
Viavi Solutions, Inc.*	284	2,323
Stamps.com, Inc.*,1	20	2,293
Nexstar Broadcasting Group, Inc. — Class A1	36	2,280
Time, Inc.	125	2,231

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

WebMD Health Corp. — Class A*	45	$2,231
DigitalGlobe, Inc.*	77	2,206
NeuStar, Inc. — Class A*	66	2,204
Plantronics, Inc.	40	2,190
Shutterfly, Inc.*	43	2,158
NETGEAR, Inc.*	39	2,120
Cogent Communications Holdings, Inc.	51	2,110
Zendesk, Inc.*	98	2,077
New York Times Co. — Class A	151	2,008
NIC, Inc.	77	1,840
comScore, Inc.*	58	1,832
Ubiquiti Networks, Inc.*	31	1,792
Liberty Media Corporation-Liberty Media — Class C*	57	1,786
Gigamon, Inc.*	39	1,776
AVG Technologies N.V.*	69	1,747
Houghton Mifflin Harcourt Co.*	150	1,628
Consolidated Communications Holdings, Inc.	60	1,611
Vonage Holdings Corp.*	232	1,589
Scholastic Corp.	33	1,567
MSG Networks, Inc. — Class A*	72	1,548
8x8, Inc.*	107	1,530
Shenandoah Telecommunications Co.	56	1,528
Etsy, Inc.*	127	1,496
RingCentral, Inc. — Class A*	71	1,463
Infinera Corp.*	170	1,443
EW Scripps Co. — Class A*	72	1,392
Gannett Company, Inc.	142	1,379
Imperva, Inc.*	35	1,344
ADTRAN, Inc.	60	1,341
Wayfair, Inc. — Class A*,1	38	1,332
West Corp.	53	1,312
Ixia*	78	1,256
Oclaro, Inc.*	136	1,217
Cincinnati Bell, Inc.*	51	1,140
Web.com Group, Inc.*	52	1,100
Shutterstock, Inc.*	23	1,093
ATN International, Inc.	13	1,042
Iridium Communications, Inc.*,1	100	960
ePlus, Inc.*	8	922
GTT Communications, Inc.*	32	920
Inteliquent, Inc.	40	917
Q2 Holdings, Inc.*	31	894
Liberty Media Corporation-Liberty Media — Class A*	28	878
Windstream Holdings, Inc.[1]	116	850
Gray Television, Inc.*	78	846
Quotient Technology, Inc.*	78	839
TrueCar, Inc.*	66	825
World Wrestling Entertainment, Inc. — Class A	44	810
Liberty Media Corporation-Liberty Braves — Class C*	38	782
HealthStream, Inc.*	31	777
Perficient, Inc.*	43	752
New Media Investment Group, Inc.	47	752
Chegg, Inc.*	98	723
EarthLink Holdings Corp.	127	716
Globalstar, Inc.*,1	452	714
Blucora, Inc.*	48	708
General Communication, Inc. — Class A*	35	681
Endurance International Group Holdings, Inc.*	73	679
Intralinks Holdings, Inc.*	50	676
Loral Space & Communications, Inc.*	16	657
ORBCOMM, Inc.*	78	645
Bankrate, Inc.*	57	630
Extreme Networks, Inc.*	125	629
Gogo, Inc.*,1	68	627
CalAmp Corp.*	43	624
XO Group, Inc.*	31	603
ShoreTel, Inc.*	82	586
Entravision Communications Corp. — Class A	79	553
Blue Nile, Inc.	13	528
FTD Companies, Inc.*	22	524
Boingo Wireless, Inc.*	43	524
Spok Holdings, Inc.	25	519
VASCO Data Security International, Inc.*	37	505
FairPoint Communications, Inc.*	26	486
Entercom Communications Corp. — Class A	31	474
Harmonic, Inc.*	93	465
tronc, Inc.*	32	444
A10 Networks, Inc.*	53	440
RetailMeNot, Inc.*	47	437
Acacia Communications, Inc.*	7	432
Straight Path Communications, Inc. — Class B*,1	12	407
MDC Partners, Inc. — Class A	62	406
ChannelAdvisor Corp.*	28	402
Lionbridge Technologies, Inc.*	69	400
NeoPhotonics Corp.*	37	400
Angie’s List, Inc.*	48	395
IDT Corp. — Class B	21	389
Calix, Inc.*	50	385
DHI Group, Inc.*	61	381
RigNet, Inc.*	16	370
Global Eagle Entertainment, Inc.*	57	368
Sonus Networks, Inc.*	58	365
Lumos Networks Corp.*	23	359
1-800-Flowers.com, Inc. — Class A*	32	342
Rubicon Project, Inc.*	45	334
Comtech Telecommunications Corp.	27	320
Zix Corp.*	64	316
Overstock.com, Inc.*	17	298
Liquidity Services, Inc.*	30	293
Rapid7, Inc.*	24	292
Clearfield, Inc.*	14	290
Black Box Corp.	19	290
Lands’ End, Inc.*,1	19	288

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Silicom Ltd.	7	$287
Telenav, Inc.*	39	275
MeetMe, Inc.*	50	247
Reis, Inc.	11	245
HC2 Holdings, Inc.*	41	243
Daily Journal Corp.*	1	242
Central European Media Enterprises Ltd. — Class A*	93	237
Preformed Line Products Co.	4	232
Liberty Media Corporation-Liberty Braves — Class A*	11	225
Limelight Networks, Inc.*	86	217
KVH Industries, Inc.*	18	212
Saga Communications, Inc. — Class A	4	201
Hawaiian Telcom Holdco, Inc.*	8	198
TechTarget, Inc.*	20	171
QuinStreet, Inc.*	44	165
Aerohive Networks, Inc.*	29	165
Autobytel, Inc.*	11	148
NII Holdings, Inc.*	65	140
RealNetworks, Inc.*	28	136
VirnetX Holding Corp.*	59	130
Numerex Corp. — Class A*	17	126
Rightside Group Ltd.*	14	116
Marchex, Inc. — Class B*	40	106
Intelsat S.A.*	39	104
Townsquare Media, Inc. — Class A*	10	104
Radio One, Inc. — Class D*	31	90
Global Sources Ltd.*	10	89
Salem Media Group, Inc. — Class A	13	81
Hemisphere Media Group, Inc.*	7	78
Corindus Vascular Robotics, Inc.*	67	47
Value Line, Inc.	2	39
Total Communications		148,103

Basic Materials – 1.0%
Olin Corp.	201	5,148
Chemours Co.	222	4,903
US Silica Holdings, Inc.	78	4,421
Sensient Technologies Corp.	54	4,243
PolyOne Corp.	102	3,268
Minerals Technologies, Inc.	42	3,245
Balchem Corp.	38	3,189
Commercial Metals Co.	139	3,027
HB Fuller Co.	61	2,947
AK Steel Holding Corp.*	287	2,930
Ingevity Corp.*	53	2,908
Chemtura Corp.*	78	2,590
Hecla Mining Co.	462	2,421
Stillwater Mining Co.*	149	2,400
GCP Applied Technologies, Inc.*	86	2,301
Cliffs Natural Resources, Inc.*	267	2,245
Allegheny Technologies, Inc.[1]	132	2,103
Quaker Chemical Corp.	16	2,047
Carpenter Technology Corp.	56	2,026
Innospec, Inc.	29	1,987
Stepan Co.	24	1,956
Coeur Mining, Inc.*	196	1,782
Kaiser Aluminum Corp.	22	1,709
Neenah Paper, Inc.	20	1,704
Schweitzer-Mauduit International, Inc.	37	1,684
Univar, Inc.*	52	1,475
Ferro Corp.*	101	1,447
Clearwater Paper Corp.*	21	1,377
PH Glatfelter Co.	53	1,266
Innophos Holdings, Inc.	24	1,254
A. Schulman, Inc.	35	1,171
Fairmount Santrol Holdings, Inc.*	95	1,120
Calgon Carbon Corp.	61	1,037
Kraton Corp.*	36	1,025
Koppers Holdings, Inc.*	25	1,008
Deltic Timber Corp.	13	1,002
Materion Corp.	24	950
Ferroglobe plc	79	856
Schnitzer Steel Industries, Inc. — Class A	32	822
Rayonier Advanced Materials, Inc.	53	819
Tronox Ltd. — Class A	78	804
Aceto Corp.	36	791
CSW Industrials, Inc.*	18	662
American Vanguard Corp.	34	651
Hawkins, Inc.	12	647
OMNOVA Solutions, Inc.*	52	520
Century Aluminum Co.*	60	514
Landec Corp.*	34	469
KMG Chemicals, Inc.	11	428
Kronos Worldwide, Inc.	27	322
Orchids Paper Products Co.	11	288
Gold Resource Corp.	61	265
Oil-Dri Corporation of America	6	229
Ryerson Holding Corp.*	16	214
Codexis, Inc.*	41	189
United States Lime & Minerals, Inc.	2	152
Valhi, Inc.	30	104
ALJ Regional Holdings, Inc.*	22	97
AgroFresh Solutions, Inc.*	27	72
Total Basic Materials		93,231

Energy - 0.8%
RSP Permian, Inc.*	119	5,309
PDC Energy, Inc.*	68	4,934
Oasis Petroleum, Inc.*	283	4,285
Western Refining, Inc.	98	3,710
SemGroup Corp. — Class A	80	3,340
Callon Petroleum Co.*	176	2,705
NOW, Inc.*	130	2,661
Matador Resources Co.*	101	2,602
Carrizo Oil & Gas, Inc.*	68	2,540
Oil States International, Inc.*	62	2,419
MRC Global, Inc.*	114	2,310
McDermott International, Inc.*	293	2,165
Synergy Resources Corp.*	225	2,005
Delek US Holdings, Inc.	75	1,806

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Unit Corp.*	62	$1,665
Forum Energy Technologies, Inc.*	73	1,606
Denbury Resources, Inc.*	426	1,568
Seadrill Ltd.*,1	458	1,562
Pattern Energy Group, Inc.	80	1,520
TerraForm Power, Inc. — Class A*	106	1,358
SEACOR Holdings, Inc.*	19	1,354
Green Plains, Inc.	44	1,225
Helix Energy Solutions Group, Inc.*	137	1,208
Archrock, Inc.	85	1,122
Atwood Oceanics, Inc.	74	972
Exterran Corp.*	38	908
SunCoke Energy, Inc.*	78	885
Bristow Group, Inc.	41	840
Clayton Williams Energy, Inc.*	7	835
California Resources Corp.*	38	809
Newpark Resources, Inc.*	101	758
Matrix Service Co.*	33	749
Thermon Group Holdings, Inc.*	39	744
REX American Resources Corp.*	7	691
Flotek Industries, Inc.*	66	620
Sanchez Energy Corp.*	68	614
Cobalt International Energy, Inc.*	494	603
Ring Energy, Inc.*	43	559
TETRA Technologies, Inc.*	110	552
Par Pacific Holdings, Inc.*	37	538
Pioneer Energy Services Corp.*	78	534
CVR Energy, Inc.	19	482
Natural Gas Services Group, Inc.*	15	482
Tesco Corp.*	56	462
Panhandle Oil and Gas, Inc. — Class A	19	447
Renewable Energy Group, Inc.*	46	446
TerraForm Global, Inc. — Class A*	111	438
Alon USA Energy, Inc.	38	432
FutureFuel Corp.	30	417
Bill Barrett Corp.*	59	412
Sunrun, Inc.*	77	409
Era Group, Inc.*	24	407
Westmoreland Coal Co.*	22	389
Abraxas Petroleum Corp.*	150	386
Parker Drilling Co.*	146	380
Jones Energy, Inc. — Class A*	70	350
Pacific Ethanol, Inc.*	35	333
Trecora Resources*	24	332
Geospace Technologies Corp.*	16	326
EP Energy Corp. — Class A*	47	308
Clean Energy Fuels Corp.*	106	303
Evolution Petroleum Corp.	30	300
PHI, Inc.*	15	270
Plug Power, Inc.*,1	219	263
Contango Oil & Gas Co.*	27	252
CARBO Ceramics, Inc.*	24	251
Independence Contract Drilling, Inc.*	36	241
Dawson Geophysical Co.*	24	193
Eclipse Resources Corp.*	69	184
Willbros Group, Inc.*	53	172
Northern Oil and Gas, Inc.*	57	157
EXCO Resources, Inc.*	170	149
Isramco, Inc.*	1	124
W&T Offshore, Inc.*	43	119
Adams Resources & Energy, Inc.	3	119
TPI Composites, Inc.*	7	112
Vivint Solar, Inc.*	28	71
FuelCell Energy, Inc.*	35	61
Erin Energy Corp.*	18	55
Earthstone Energy, Inc.*	3	41
Total Energy		80,265

Utilities - 0.8%
IDACORP, Inc.	61	4,913
Portland General Electric Co.	109	4,722
WGL Holdings, Inc.	61	4,653
Southwest Gas Holdings, Inc.	57	4,367
ONE Gas, Inc.	64	4,093
Black Hills Corp.	63	3,865
ALLETE, Inc.	60	3,851
New Jersey Resources Corp.	104	3,692
Spire, Inc.	54	3,486
NorthWestern Corp.	60	3,412
PNM Resources, Inc.	97	3,327
South Jersey Industries, Inc.	97	3,268
Avista Corp.	77	3,079
MGE Energy, Inc.	42	2,743
Ormat Technologies, Inc.	47	2,521
El Paso Electric Co.	49	2,279
American States Water Co.	44	2,005
California Water Service Group	59	2,000
Northwest Natural Gas Co.	33	1,973
Otter Tail Corp.	46	1,877
Empire District Electric Co.	53	1,807
Atlantica Yield plc	72	1,393
Chesapeake Utilities Corp.	19	1,272
NRG Yield, Inc. — Class C	77	1,217
Dynegy, Inc.*	142	1,201
SJW Group	20	1,120
Middlesex Water Co.	19	816
Unitil Corp.	17	771
Connecticut Water Service, Inc.	13	726
NRG Yield, Inc. — Class A	42	645
York Water Co.	16	611
Atlantic Power Corp.*	148	370
Artesian Resources Corp. — Class A	10	319
Delta Natural Gas Company, Inc.	8	235
EnerNOC, Inc.*	33	198
Consolidated Water Company Ltd.	18	195
Spark Energy, Inc. — Class A1	6	182
Ameresco, Inc. — Class A*	26	143
Global Water Resources, Inc.	11	100
Genie Energy Ltd. — Class B*	16	92
Total Utilities		79,539

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Diversified - 0.0%
HRG Group, Inc.*	144	$2,241
Wins Finance Holdings, Inc.*	2	360
Total Diversified		2,601

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	37	1,089

Total Common Stocks
(Cost $1,959,303)		2,283,680

BENEFICIAL INTEREST UNITS†††
Ferroglobe R&W Insurance*	60	—
Total Beneficial Interest Units		—

WARRANTS†† - 0.0%
Imperial Holdings, Inc.
$10.75, 10/06/19	2	—
Total Warrants
(Cost $—)		—

RIGHTS†††- 0.0%
Omthera Pharmaceuticals, Inc.
Expires 12/31/20	37	—
Tobira Therapeutics CVR
Expires 11/02/18	8	—
Dyax Corp.
Expires 01/25/17	406	—
Leap Wireless International, Inc.
Expires 03/06/17	306	—
Total Rights
(Cost $324)		—

MUTUAL FUNDS† - 45.1%
Guggenheim Strategy Fund I2	107,449	2,686,213
Guggenheim Strategy Fund II2	68,738	1,715,006
Total Mutual Funds
(Cost $4,393,405)		4,401,219

	Face Amount

REPURCHASE AGREEMENTS††,3 - 77.1%
HSBC Securities, Inc. issued 12/30/16 at 0.28% due 01/03/17[4]	$3,570,744	3,570,744
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	1,974,952	1,974,952
UMB Financial Corp. issued 12/30/16 at 0.24% due 01/03/17	1,974,952	1,974,952
Total Repurchase Agreements
(Cost $7,520,648)		7,520,648

	Shares

SECURITIES LENDING COLLATERAL†,5 - 0.5%
First American Government Obligations Fund - Class Z, 0.42%[7]	51,471	51,471
Total Securities Lending Collateral
(Cost $51,471)		51,471

Total Investments - 146.1%
(Cost $13,925,151)		$14,257,018
Other Assets & Liabilities, net - (46.1)%		(4,497,854)
Total Net Assets - 100.0%		$9,759,164

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2017 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $1,357,400)	20	$(433)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
BNP Paribas January 2017 Russell 2000 Index Swap 0.23%[6], Terminating 01/03/17 (Notional Value $5,704,840)	4,204	$131,516
Goldman Sachs International January 2017 Russell 2000 Index Swap 0.57%[6], Terminating 01/27/17 (Notional Value $1,480,989)	1,091	(13,206)
Barclays Bank plc January 2017 Russell 2000 Index Swap 0.57%[6], Terminating 01/31/17 (Notional Value $3,735,685)	2,753	(54,222)
(Total Notional Value $10,921,514)		$64,088

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Affiliated issuer — See Note 10.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2016.
[5]	Securities lending collateral — See Note 6.
[6]	Total Return based on Russell 2000 Index +/- financing at a variable rate. Rate indicated is the rate effective at December 31, 2016.
[7]	Rate indicated is the 7 day yield as of December 31, 2016.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Beneficial Interest Units	$—	$—	$—	$—	$—	$—
Common Stocks	2,283,680	—	—	—	—	2,283,680
Equity Index Swap Agreements	—	—	—	131,516	—	131,516
Mutual Funds	4,401,219	—	—	—	—	4,401,219
Repurchase Agreements	—	—	7,520,648	—	—	7,520,648
Rights	—	—	—	—	—	—
Securities Lending Collateral	51,471	—	—	—	—	51,471
Warrants	—	—	—	—	—	—
Total	$6,736,370	$—	$7,520,648	$131,516	$—	$14,388,534

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$433	$—	$—	$—	$433
Equity Index Swap Agreements	—	—	—	67,428	—	67,428
Total	$—	$433	$—	$67,428	$—	$67,861

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value - including $49,643 of securities loaned (cost $2,011,098)	$2,335,151
Investments in affiliated issuers, at value (cost $4,393,405)	4,401,219
Repurchase agreements, at value (cost $7,520,648)	7,520,648
Total investments (cost $13,925,151)	14,257,018
Segregated cash with broker	200,000
Unrealized appreciation on swap agreements	131,516
Cash	27
Receivables:
Fund shares sold	47
Dividends	9,153
Interest	108
Securities lending income	176
Total assets	14,598,045

Liabilities:
Unrealized depreciation on swap agreements	67,428
Payable for:
Fund shares redeemed	4,543,525
Swap settlement	138,036
Return of securities loaned	51,471
Management fees	8,761
Securities purchased	6,503
Transfer agent and administrative fees	2,434
Investor service fees	2,434
Portfolio accounting fees	973
Variation margin	433
Miscellaneous	16,883
Total liabilities	4,838,881
Commitments and contingent liabilities (Note 13)	—
Net assets	$9,759,164

Net assets consist of:
Paid in capital	$9,231,983
Accumulated net investment loss	(278)
Accumulated net realized gain on investments	131,937
Net unrealized appreciation on investments	395,522
Net assets	$9,759,164
Capital shares outstanding	152,413
Net asset value per share	$64.03

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $34)	$41,060
Dividends from securities of affiliated issuers	47,202
Interest	8,283
Income from securities lending, net	368
Total investment income	96,913

Expenses:
Management fees	84,399
Transfer agent and administrative fees	23,444
Investor service fees	23,444
Portfolio accounting fees	9,378
Professional fees	9,822
Custodian fees	2,547
Trustees’ fees*	634
Interest expense	476
Miscellaneous	11,914
Total expenses	166,058
Net investment loss	(69,145)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,027,153
Investments in affiliated issuers	17,741
Swap agreements	1,003,556
Futures contracts	263,387
Net realized gain	2,311,837
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(586,739)
Investments in affiliated issuers	7,728
Swap agreements	109,415
Futures contracts	(433)
Net change in unrealized appreciation (depreciation)	(470,029)
Net realized and unrealized gain	1,841,808
Net increase in net assets resulting from operations	$1,772,663

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(69,145)	$(77,651)
Net realized gain (loss) on investments	2,311,837	(450,338)
Net change in unrealized appreciation (depreciation) on investments	(470,029)	(517,431)
Net increase (decrease) in net assets resulting from operations	1,772,663	(1,045,420)

Capital share transactions:
Proceeds from sale of shares	159,558,034	75,489,023
Cost of shares redeemed	(157,913,117)	(79,186,835)
Net increase (decrease) from capital share transactions	1,644,917	(3,697,812)
Net increase (decrease) in net assets	3,417,580	(4,743,232)

Net assets:
Beginning of year	6,341,584	11,084,816
End of year	$9,759,164	$6,341,584
Accumulated net investment loss at end of year	$(278)	$(1,097)

Capital share activity:
Shares sold	3,060,642	1,379,636
Shares redeemed	(3,037,377)	(1,455,807)
Net increase (decrease) in shares	23,265	(76,171)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$49.10	$53.99	$51.77	$32.64	$26.75
Income (loss) from investment operations:
Net investment income (loss)[a]	(.38)	(.46)	(.48)	(.34)	(.16)
Net gain (loss) on investments (realized and unrealized)	15.31	(4.43)	2.70	19.47	6.05
Total from investment operations	14.93	(4.89)	2.22	19.13	5.89
Net asset value, end of period	$64.03	$49.10	$53.99	$51.77	$32.64

Total Return[b]	30.41%	(9.08%)	4.29%	58.56%	22.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,759	$6,342	$11,085	$12,521	$9,320
Ratios to average net assets:
Net investment income (loss)	(0.74%)	(0.84%)	(0.94%)	(0.80%)	(0.53%)
Total expenses[c]	1.77%	1.70%	1.76%	1.74%	1.81%
Portfolio turnover rate	1,198%	406%	624%	352%	361%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2016, Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000® Strategy Fund returned -20.28% while the Russell 2000 Index returned 26.52% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Financials and Industrials. The only sector detracting from return was Health Care; Telecommunications Services contributed least.

Advanced Micro Devices, Inc., Microsemi Corp., and U.S. Silica Holdings, Inc., were the largest contributors to performance of the underlying index for the year. Impax Laboratories, Inc., Ultragenyx Pharmaceutical, Inc., and Novavax, Inc. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 131

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	8.8%
Guggenheim Strategy Fund I	8.0%
Total	16.8%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Inverse Russell 2000® Strategy Fund	-20.28%	-16.26%	-13.20%
Russell 2000 Index	26.52%	17.81%	9.48%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

132 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 16.8%
Guggenheim Strategy Fund II1	43,418	$1,083,270
Guggenheim Strategy Fund I1	39,249	981,217
Total Mutual Funds
(Cost $2,059,973)		2,064,487

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 3.7%
Fannie Mae[2]
0.50% due 01/05/17	$200,000	199,989
Federal Home Loan Bank[3]
0.40% due 01/06/17	150,000	149,992
Freddie Mac[2]
0.47% due 01/09/17	100,000	99,989
Total Federal Agency Discount Notes
(Cost $449,970)		449,970

REPURCHASE AGREEMENTS††,4 - 76.5%
HSBC Securities, Inc. issued 12/30/16 at 0.28% due 01/03/17[5]	3,815,232	3,815,232
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	2,803,006	2,803,006
UMB Financial Corp. issued 12/30/16 at 0.24% due 01/03/17	2,803,006	2,803,006
Total Repurchase Agreements
(Cost $9,421,244)		9,421,244

Total Investments - 97.0%
(Cost $11,931,187)		$11,935,701
Other Assets & Liabilities, net - 3.0%		374,365
Total Net Assets - 100.0%		$12,310,066

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS SOLD SHORT†
March 2017 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $135,740)	2	$2,349

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International January 2017 Russell 2000 Index Swap 0.27%[6], Terminating 01/27/17 (Notional Value $8,135,013)	5,994	$93,732
Barclays Bank plc January 2017 Russell 2000 Index Swap 0.07%[6], Terminating 01/31/17 (Notional Value $697,624)	514	10,138
BNP Paribas January 2017 Russell 2000 Index Swap (0.27%)[6], Terminating 01/03/17 (Notional Value $3,357,355)	2,474	6,225
(Total Notional Value $12,189,992)		$110,095

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]	Repurchase Agreements — See Note 5.
[5]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2016.
[6]	Total Return based on Russell 2000 Index +/- financing at a variable rate. Rate indicated is the rate effective at December 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
INVERSE RUSSELL 2000® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$2,349	$—	$—	$—	$2,349
Equity Index Swap Agreements	—	—	—	110,095	—	110,095
Federal Agency Discount Notes	—	—	449,970	—	—	449,970
Mutual Funds	2,064,487	—	—	—	—	2,064,487
Repurchase Agreements	—	—	9,421,244	—	—	9,421,244
Total	$2,064,487	$2,349	$9,871,214	$110,095	$—	$12,048,145

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $449,970)	$449,970
Investments in affiliated issuers, at value (cost $2,059,973)	2,064,487
Repurchase agreements, at value (cost $9,421,244)	9,421,244
Total investments (cost $11,931,187)	11,935,701
Segregated cash with broker	142,600
Unrealized appreciation on swap agreements	110,095
Receivables:
Swap settlement	24,609
Variation margin	5,287
Fund shares sold	162,789
Dividends	2,336
Interest	134
Total assets	12,383,551

Liabilities:
Payable for:
Fund shares redeemed	49,970
Management fees	5,951
Securities purchased	2,528
Transfer agent and administrative fees	1,653
Investor service fees	1,653
Portfolio accounting fees	661
Miscellaneous	11,069
Total liabilities	73,485
Commitments and contingent liabilities (Note 13)	—
Net assets	$12,310,066

Net assets consist of:
Paid in capital	$18,085,174
Undistributed net investment income	—
Accumulated net realized loss on investments	(5,892,066)
Net unrealized appreciation on investments	116,958
Net assets	$12,310,066
Capital shares outstanding	173,288
Net asset value per share	$71.04

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of affiliated issuers	$30,429
Interest	12,355
Total investment income	42,784

Expenses:
Management fees	62,207
Transfer agent and administrative fees	17,280
Investor service fees	17,280
Portfolio accounting fees	6,912
Professional fees	8,482
Custodian fees	1,156
Trustees’ fees*	322
Interest expense	4
Miscellaneous	7,600
Total expenses	121,243
Net investment loss	(78,459)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(12,012)
Swap agreements	(1,829,291)
Futures contracts	(804,742)
Net realized loss	(2,646,045)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(99)
Investments in affiliated issuers	4,743
Swap agreements	40,144
Futures contracts	2,349
Net change in unrealized appreciation (depreciation)	47,137
Net realized and unrealized loss	(2,598,908)
Net decrease in net assets resulting from operations	$(2,677,367)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(78,459)	$(38,591)
Net realized loss on investments	(2,646,045)	(70,717)
Net change in unrealized appreciation (depreciation) on investments	47,137	50,651
Net decrease in net assets resulting from operations	(2,677,367)	(58,657)

Capital share transactions:
Proceeds from sale of shares	174,319,856	64,946,785
Cost of shares redeemed	(166,281,376)	(59,530,711)
Net increase from capital share transactions	8,038,480	5,416,074
Net increase in net assets	5,361,113	5,357,417

Net assets:
Beginning of year	6,948,953	1,591,536
End of year	$12,310,066	$6,948,953
Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY*:
Shares sold	2,047,265	748,290
Shares redeemed	(1,951,950)	(688,197)
Net increase in shares	95,315	60,093

*	Capital share activity for the periods presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 12.

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d,e]	Year Ended December 31, 2013[d,e]	Year Ended December 31, 2012[d,e]
Per Share Data
Net asset value, beginning of period	$89.12	$89.01	$97.61	$141.19	$172.55
Income (loss) from investment operations:
Net investment income (loss)[a]	(.35)	(1.20)	(1.44)	(1.98)	(2.70)
Net gain (loss) on investments (realized and unrealized)	(17.73)	1.31	(7.16)	(41.60)	(28.66)
Total from investment operations	(18.08)	.11	(8.60)	(43.58)	(31.36)
Net asset value, end of period	$71.04	$89.12	$89.01	$97.61	$141.19

Total Return[b]	(20.28%)	0.10%	(8.85%)	(30.85%)	(18.15%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,310	$6,949	$1,592	$2,066	$3,746
Ratios to average net assets:
Net investment income (loss)	(1.14%)	(1.39%)	(1.50%)	(1.69%)	(1.77%)
Total expenses[c]	1.75%	1.71%	1.76%	1.74%	1.88%
Portfolio turnover rate	1,160%	452%	415%	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse Share Split — Per share amounts for periods presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 12.
[e]	Reverse Share Split — Per share amounts for periods presented through January 24, 2014 have been restated to reflect a 1:3 reverse share split effective January 24, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial AverageSM (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2016, Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Dow Jones Industrial Average Index. Dow 2x Strategy Fund gained 30.72% while the Dow Jones Industrial Average Index returned 16.50% over the same time period.

The Industrials and Financials sectors contributed the most to performance of the underlying index during the year. No sector detracted; the Consumer Discretionary and Materials sectors contributed the least to performance for the year.

United Health Group, Inc., Goldman Sachs Group, Inc., and International Business Machines Corp. contributed the most to performance of the underlying index for the year. Top detractors to performance of the underlying index for the year were NIKE, Inc. Class B, Walt Disney Co., and Coca-Cola Co.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

138 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	18.3%
Guggenheim Strategy Fund II	13.0%
Goldman Sachs Group, Inc.	3.7%
3M Co.	2.8%
International Business Machines Corp.	2.6%
UnitedHealth Group, Inc.	2.5%
Boeing Co.	2.4%
Home Depot, Inc.	2.1%
Travelers Companies, Inc.	1.9%
McDonald’s Corp.	1.9%
Top Ten Total	51.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Dow 2x Strategy Fund	30.72%	22.75%	7.94%
Dow Jones Industrial Average Index	16.50%	12.92%	7.52%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 139

SCHEDULE OF INVESTMENTS	December 31, 2016
DOW 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 44.8%

Financial - 9.4%
Goldman Sachs Group, Inc.	2,568	$614,907
Travelers Companies, Inc.	2,568	314,375
JPMorgan Chase & Co.	2,568	221,593
Visa, Inc. — Class A	2,568	200,356
American Express Co.	2,568	190,237
Total Financial		1,541,468

Industrial - 8.8%
3M Co.	2,568	458,568
Boeing Co.	2,568	399,786
United Technologies Corp.	2,568	281,504
Caterpillar, Inc.	2,568	238,156
General Electric Co.	2,568	81,149
Total Industrial		1,459,163

Consumer, Non-cyclical - 7.7%
UnitedHealth Group, Inc.	2,568	410,983
Johnson & Johnson	2,568	295,860
Procter & Gamble Co.	2,568	215,917
Merck & Company, Inc.	2,568	151,178
Coca-Cola Co.	2,568	106,469
Pfizer, Inc.	2,568	83,409
Total Consumer, Non-cyclical		1,263,816

Technology - 5.9%
International Business Machines Corp.	2,568	426,262
Apple, Inc.	2,568	297,426
Microsoft Corp.	2,568	159,576
Intel Corp.	2,568	93,141
Total Technology		976,405

Consumer, Cyclical - 5.8%
Home Depot, Inc.	2,568	344,318
McDonald’s Corp.	2,568	312,577
Wal-Mart Stores, Inc.	2,568	177,500
NIKE, Inc. — Class B	2,568	130,531
Total Consumer, Cyclical		964,926

Energy - 3.2%
Chevron Corp.	2,568	302,253
Exxon Mobil Corp.	2,568	231,788
Total Energy		534,041

Communications - 2.9%
Walt Disney Co.	2,568	267,637
Verizon Communications, Inc.	2,568	137,080
Cisco Systems, Inc.	2,568	77,605
Total Communications		482,322

Basic Materials - 1.1%
EI du Pont de Nemours & Co.	2,568	188,491

Total Common Stocks
(Cost $6,605,099)		7,410,632

MUTUAL FUNDS† - 31.3%
Guggenheim Strategy Fund I1	120,981	3,024,513
Guggenheim Strategy Fund II1	85,578	2,135,182
Total Mutual Funds
(Cost $5,140,910)		5,159,695

	Face Amount

REPURCHASE AGREEMENTS††,2 - 14.7%
HSBC Securities, Inc. issued 12/30/16 at 0.28% due 01/03/17[3]	$1,088,925	1,088,925
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	668,727	668,727
UMB Financial Corp. issued 12/30/16 at 0.24% due 01/03/17	668,727	668,727
Total Repurchase Agreements
(Cost $2,426,379)		2,426,379

Total Investments - 90.8%
(Cost $14,172,388)		$14,996,706
Other Assets & Liabilities, net - 9.2%		1,512,795
Total Net Assets - 100.0%		$16,509,501

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2017 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Value of Contracts $1,084,600)	11	$(6,845)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
BNP Paribas January 2017 Dow Jones Industrial Average Index Swap 88.45%[4], Terminating 01/03/17 (Notional Value $9,534,710)	482	$267,044
Barclays Bank plc January 2017 Dow Jones Industrial Average Index Swap 82.33%[4], Terminating 01/31/17 (Notional Value $14,971,219)	758	(140,716)
(Total Notional Value $24,505,929)		$126,328

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
DOW 2x STRATEGY FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2016.
[4]	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate. Rate indicated is the rate effective at December 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$7,410,632	$—	$—	$—	$—	$7,410,632
Equity Index Swap Agreements	—	—	—	267,044	—	267,044
Mutual Funds	5,159,695	—	—	—	—	5,159,695
Repurchase Agreements	—	—	2,426,379	—	—	2,426,379
Total	$12,570,327	$—	$2,426,379	$267,044	$—	$15,263,750

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$6,845	$—	$—	$—	$6,845
Equity Index Swap Agreements	—	—	—	140,716	—	140,716
Total	$—	$6,845	$—	$140,716	$—	$147,561

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 141

DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $6,605,099)	$7,410,632
Investments in affiliated issuers, at value (cost $5,140,910)	5,159,695
Repurchase agreements, at value (cost $2,426,379)	2,426,379
Total investments (cost $14,172,388)	14,996,706
Segregated cash with broker	1,642,350
Unrealized appreciation on swap agreements	267,044
Receivables:
Swap settlement	20,581
Dividends	12,365
Interest	35
Securities lending income	10
Total assets	16,939,091

Liabilities:
Unrealized depreciation on swap agreements	140,716
Payable for:
Fund shares redeemed	236,574
Management fees	11,552
Securities purchased	8,004
Transfer agent and administrative fees	3,209
Investor service fees	3,209
Variation margin	2,145
Portfolio accounting fees	1,284
Miscellaneous	22,897
Total liabilities	429,590
Commitments and contingent liabilities (Note 13)	—
Net assets	$16,509,501

Net assets consist of:
Paid in capital	$16,551,630
Undistributed net investment income	8,701
Accumulated net realized loss on investments	(994,631)
Net unrealized appreciation on investments	943,801
Net assets	$16,509,501
Capital shares outstanding	149,972
Net asset value per share	$110.08

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of unaffiliated issuers	$169,441
Dividends from securities of affiliated issuers	56,622
Interest	4,559
Income from securities lending, net	10
Total investment income	230,632

Expenses:
Management fees	112,928
Transfer agent and administrative fees	31,369
Investor service fees	31,369
Portfolio accounting fees	12,547
Professional fees	14,434
Custodian fees	2,290
Trustees’ fees*	906
Interest expense	415
Miscellaneous	15,673
Total expenses	221,931
Net investment income	8,701

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	713,862
Investments in affiliated issuers	5,442
Swap agreements	1,265,371
Futures contracts	184,915
Net realized gain	2,169,590
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(257,540)
Investments in affiliated issuers	17,446
Swap agreements	334,091
Futures contracts	(17,726)
Net change in unrealized appreciation (depreciation)	76,271
Net realized and unrealized gain	2,245,861
Net increase in net assets resulting from operations	$2,254,562

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$8,701	$(7,960)
Net realized gain (loss) on investments	2,169,590	(298,500)
Net change in unrealized appreciation (depreciation) on investments	76,271	150,512
Net increase (decrease) in net assets resulting from operations	2,254,562	(155,948)

Distributions to shareholders from:
Net realized gains	—	(2,429,544)
Total distributions to shareholders	—	(2,429,544)

Capital share transactions:
Proceeds from sale of shares	118,726,201	116,960,206
Distributions reinvested	—	2,429,544
Cost of shares redeemed	(126,376,553)	(114,877,453)
Net increase (decrease) from capital share transactions	(7,650,352)	4,512,297
Net increase (decrease) in net assets	(5,395,790)	1,926,805

Net assets:
Beginning of year	21,905,291	19,978,486
End of year	$16,509,501	$21,905,291
Undistributed net investment income at end of year	$8,701	$—

Capital share activity:
Shares sold	1,351,880	1,271,224
Shares issued from reinvestment of distributions	—	26,816
Shares redeemed	(1,462,002)	(1,215,370)
Net increase (decrease) in shares	(110,122)	82,670

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$84.22	$112.60	$169.97	$104.48	$89.19
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	(.06)	(.40)	(.40)	(.29)
Net gain (loss) on investments (realized and unrealized)	25.80	(2.89)	27.20	65.89	15.58
Total from investment operations	25.86	(2.95)	26.80	65.49	15.29
Less distributions from:
Net realized gains	—	(25.43)	(84.17)	—	—
Total distributions	—	(25.43)	(84.17)	—	—
Net asset value, end of period	$110.08	$84.22	$112.60	$169.97	$104.48

Total Return[b]	30.72%	(4.22%)	16.80%	62.70%	17.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,510	$21,905	$19,978	$23,727	$26,618
Ratios to average net assets:
Net investment income (loss)	0.07%	(0.06%)	(0.25%)	(0.29%)	(0.29%)
Total expenses[c]	1.77%	1.72%	1.76%	1.72%	1.75%
Portfolio turnover rate	361%	212%	227%	518%	999%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

144 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial AverageSM Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2016, Inverse Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Dow Jones Industrial Average Index. Inverse Dow 2x Strategy Fund returned -29.65% while the Dow Jones Industrial Average Index returned 16.50% over the same time period.

The Industrials and Financials sectors contributed the most to performance of the underlying index during the year. No sector detracted; the Consumer Discretionary and Materials sectors contributed the least to performance for the year.

United Health Group, Inc., Goldman Sachs Group, Inc., and International Business Machines Corp. contributed the most to performance of the underlying index for the year. Top detractors to performance of the underlying index for the year were Nike, Inc. — Class B, Walt Disney Co., and Coca-Cola Co.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 145

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	14.8%
Guggenheim Strategy Fund I	14.8%
Total	29.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Inverse Dow 2x Strategy Fund	-29.65%	-26.11%	-21.34%
Dow Jones Industrial Average Index	16.50%	12.92%	7.52%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

146 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
INVERSE DOW 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 29.6%
Guggenheim Strategy Fund II1	20,242	$505,039
Guggenheim Strategy Fund I1	20,117	502,923
Total Mutual Funds
(Cost $1,000,937)		1,007,962

	Face Amount

FEDERAL AGENCY NOTES†† - 8.8%
Federal Home Loan Bank[2]
0.63% due 05/30/17	$300,000	299,872
Total Federal Agency Notes
(Cost $300,024)		299,872

REPURCHASE AGREEMENTS††,3 - 89.1%
HSBC Securities, Inc. issued 12/30/16 at 0.28% due 01/03/17[4]	1,410,763	1,410,763
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	810,457	810,457
UMB Financial Corp. issued 12/30/16 at 0.24% due 01/03/17	810,457	810,457
Total Repurchase Agreements
(Cost $3,031,677)		3,031,677

Total Investments - 127.5%
(Cost $4,332,638)		$4,339,511
Other Assets & Liabilities, net - (27.5)%		(936,014)
Total Net Assets - 100.0%		$3,403,497

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS SOLD SHORT†
March 2017 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Value of Contracts $1,084,600)	11	$1,706

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
BNP Paribas January 2017 Dow Jones Industrial Average Index Swap 0.38%[5], Terminating 01/03/17 (Notional Value $4,095,155)	207	$25,895
Barclays Bank plc January 2017 Dow Jones Industrial Average Index Swap 1.07%[5], Terminating 01/31/17 (Notional Value $1,638,345)	83	15,309
(Total Notional Value $5,733,500)		$41,204

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2016.
[5]	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate. Rate indicated is the rate effective at December 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
INVERSE DOW 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$1,706	$—	$—	$—	$1,706
Equity Index Swap Agreements	—	—	—	41,204	—	41,204
Federal Agency Notes	—	—	299,872	—	—	299,872
Mutual Funds	1,007,962	—	—	—	—	1,007,962
Repurchase Agreements	—	—	3,031,677	—	—	3,031,677
Total	$1,007,962	$1,706	$3,331,549	$41,204	$—	$4,382,421

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $300,024)	$299,872
Investments in affiliated issuers, at value (cost $1,000,937)	1,007,962
Repurchase agreements, at value (cost $3,031,677)	3,031,677
Total investments (cost $4,332,638)	4,339,511
Segregated cash with broker	402,350
Unrealized appreciation on swap agreements	41,204
Receivables:
Fund shares sold	39,221
Dividends	5,477
Variation margin	2,190
Interest	209
Total assets	4,830,162

Liabilities:
Payable for:
Fund shares redeemed	1,005,432
Swap settlement	394,955
Securities purchased	5,570
Management fees	3,933
Transfer agent and administrative fees	1,092
Investor service fees	1,092
Portfolio accounting fees	437
Miscellaneous	14,154
Total liabilities	1,426,665
Commitments and contingent liabilities (Note 13)	—
Net assets	$3,403,497

Net assets consist of:
Paid in capital	$19,415,031
Undistributed net investment income	—
Accumulated net realized loss on investments	(16,061,317)
Net unrealized appreciation on investments	49,783
Net assets	$3,403,497
Capital shares outstanding	51,396
Net asset value per share	$66.22

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of affiliated issuers	$54,623
Interest	7,929
Total investment income	62,552

Expenses:
Management fees	61,050
Transfer agent and administrative fees	16,958
Investor service fees	16,958
Portfolio accounting fees	6,783
Professional fees	7,879
Custodian fees	1,235
Trustees’ fees*	431
Interest expense	45
Miscellaneous	8,447
Total expenses	119,786
Net investment loss	(57,234)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2
Investments in affiliated issuers	15,095
Swap agreements	(1,758,388)
Futures contracts	(697,390)
Net realized loss	(2,440,681)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(155)
Investments in affiliated issuers	6,486
Swap agreements	(38,613)
Futures contracts	(7,136)
Net change in unrealized appreciation (depreciation)	(39,418)
Net realized and unrealized loss	(2,480,099)
Net decrease in net assets resulting from operations	$(2,537,333)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 149

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(57,234)	$(78,880)
Net realized loss on investments	(2,440,681)	(1,157,578)
Net change in unrealized appreciation (depreciation) on investments	(39,418)	30,871
Net decrease in net assets resulting from operations	(2,537,333)	(1,205,587)

Capital share transactions:
Proceeds from sale of shares	133,889,240	141,164,660
Cost of shares redeemed	(133,004,925)	(137,207,906)
Net increase from capital share transactions	884,315	3,956,754
Net increase (decrease) in net assets	(1,653,018)	2,751,167

Net assets:
Beginning of year	5,056,515	2,305,348
End of year	$3,403,497	$5,056,515
Undistributed net investment income at end of year	$—	$—

Capital share activity:*
Shares sold	1,552,526	1,419,371
Shares redeemed	(1,554,860)	(1,388,160)
Net increase (decrease) in shares	(2,334)	31,211

*	Capital share activity for the periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 12.

150 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Year Ended December 31, 2014[d,e]	Year Ended December 31, 2013[d,e]	Year Ended December 31, 2012[d,e]
Per Share Data
Net asset value, beginning of period	$94.11	$102.38	$130.67	$233.06	$300.53
Income (loss) from investment operations:
Net investment income (loss)[a]	(.25)	(1.50)	(1.80)	(2.82)	(4.14)
Net gain (loss) on investments (realized and unrealized)	(27.64)	(6.77)	(26.49)	(99.57)	(63.33)
Total from investment operations	(27.89)	(8.27)	(28.29)	(102.39)	(67.47)
Net asset value, end of period	$66.22	$94.11	$102.38	$130.67	$233.06

Total Return[b]	(29.65%)	(8.03%)	(21.77%)	(43.89%)	(22.46%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,403	$5,057	$2,305	$2,577	$5,148
Ratios to average net assets:
Net investment income (loss)	(0.84%)	(1.52%)	(1.51%)	(1.67%)	(1.64%)
Total expenses[c]	1.77%	1.72%	1.77%	1.72%	1.75%
Portfolio turnover rate	642%	270%	247%	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through January 24, 2014 have been restated to reflect a 1:10 reverse share split effective January 24, 2014.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 151

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2016, the Government Long Bond 1.2x Strategy Fund returned -0.33%.

The daily price movement of the Long Treasury Bond was -1.83% for 2016.

The return of a comparison index, the Bloomberg Barclays Long U.S. Treasury Index, was 1.33%.

At the close of 2015 trading, the 30-year bond had a yield of 3.02%, and a yield at the close of 2016 trading of 3.06%. However, investor demand for yield as global central banks remained dovish pushed the 30-year bond to a record low in July 2016, when the yield touched 2.17%, below the prior low of 2.43% set in January 2015. Not only did the long bond offer the highest yield in the U.S. Treasury market, but it featured more attractive yields than similar markets abroad.

A combination of U.S. and global central bank developments were driving factors for global interest rates during much of the period. As expected, the Fed held rates unchanged until the December 2016 FOMC meeting, when it raised short-term rates from 0.25–0.50% to a range of 0.50–0.75%. The Fed is likely to raise rates three more times, and possibly four, in 2017. In addition, Fed Chair Janet Yellen’s comments about temporarily running a “high-pressure economy” could entail unemployment dropping further, and inflation overshooting the Fed’s 2 percent goal. This perspective, as well as the new administration’s proposed changes to fiscal policy and the likely impact to future real rates, accounts for much of the backup in long-term interest rates, although ongoing asset purchase programs by the European Central Bank (ECB) and Bank of Japan (BOJ) will likely continue to support bond prices.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

152 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: August 18, 1997

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
U.S. Treasury Bond	43.4%
Guggenheim Strategy Fund II	16.1%
Guggenheim Strategy Fund I	14.2%
Total	73.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Government Long Bond 1.2x Strategy Fund	-0.33%	1.42%	6.17%
Daily Price Movement of Long Treasury Bond**	-1.83%	-1.14%	2.56%
Bloomberg Barclays Long Treasury Bond Index	1.33%	2.52%	6.68%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays Long Treasury Bond Index and the Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect any interest.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 153

SCHEDULE OF INVESTMENTS	December 31, 2016
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 30.3%
Guggenheim Strategy Fund II1	110,310	$2,752,226
Guggenheim Strategy Fund I1	97,598	2,439,945
Total Mutual Funds
(Cost $5,172,926)		5,192,171

	Face Amount

U.S. GOVERNMENT SECURITIES†† - 43.4%
U.S. Treasury Bond
2.88% due 11/15/46	$7,700,000	7,436,516
Total U.S. Government Securities
(Cost $7,279,144)		7,436,516

FEDERAL AGENCY DISCOUNT NOTES†† - 8.6%
Freddie Mac[2]
0.47% due 01/09/17	570,000	569,938
0.50% due 01/03/17	400,000	399,989
Total Freddie Mac		969,927
Federal Home Loan Bank[3]
0.39% due 01/03/17	500,000	499,989
Total Federal Agency Discount Notes
(Cost $1,469,916)		1,469,916

U.S. TREASURY BILLS†† - 1.2%
U.S. Treasury Bill
0.46% due 01/12/17[4,5]	200,000	199,973
Total U.S. Treasury Bills
(Cost $199,971)		199,973

REPURCHASE AGREEMENTS††,6 - 14.2%
HSBC Securities, Inc. issued 12/30/16 at 0.28% due 01/03/17	813,092	813,092
UMB Financial Corp. issued 12/30/16 at 0.24% due 01/03/17	813,091	813,091
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	813,091	813,091
Total Repurchase Agreements
(Cost $2,439,274)		2,439,274

Total Investments - 97.7%
(Cost $16,561,231)		$16,737,850
Other Assets & Liabilities, net - 2.3%		386,623
Total Net Assets - 100.0%		$17,124,473

	Contracts	Unrealized Gain

INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2017 U.S. Treasury Ultra Long Bond Futures Contracts (Aggregate Value of Contracts $14,591,281)	91	$225,491

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]	All or a portion of this security is pledged as futures collateral at December 31, 2016.
[5]	Zero coupon rate security. Rate indicated is the effective yield at the time of purchase.
[6]	Repurchase Agreements — See Note 5.

See Sector Classification in Other Information section.

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 3	Total
Federal Agency Discount Notes	$—	$—	$1,469,916	$—	$1,469,916
Interest Rate Futures Contracts	—	225,491	—	—	225,491
Mutual Funds	5,192,171	—	—	—	5,192,171
Repurchase Agreements	—	—	2,439,274	—	2,439,274
U.S. Government Securities	—	—	7,436,516	—	7,436,516
U.S. Treasury Bills	—	—	199,973	—	199,973
Total	$5,192,171	$225,491	$11,545,679	$—	$16,963,341

*	Other financial instruments include futures contracts which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $8,949,031)	$9,106,405
Investments in affiliated issuers, at value (cost $5,172,926)	5,192,171
Repurchase agreements, at value (cost $2,439,274)	2,439,274
Total investments (cost $16,561,231)	16,737,850
Segregated cash with broker	310,628
Receivables:
Fund shares sold	289,786
Variation margin	96,687
Interest	28,776
Dividends	6,670
Total assets	17,470,397

Liabilities:
Payable for:
Fund shares redeemed	281,868
Securities purchased	7,268
Management fees	7,141
Investor service fees	3,571
Transfer agent and administrative fees	2,857
Portfolio accounting fees	1,428
Miscellaneous	41,791
Total liabilities	345,924
Commitments and contingent liabilities (Note 13)	—
Net assets	$17,124,473

Net assets consist of:
Paid in capital	$28,937,521
Undistributed net investment income	—
Accumulated net realized loss on investments	(12,215,158)
Net unrealized appreciation on investments	402,110
Net assets	$17,124,473
Capital shares outstanding	583,175
Net asset value per share	$29.36

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Interest	$553,821
Dividends from securities of affiliated issuers	78,650
Total investment income	632,471

Expenses:
Management fees	144,604
Transfer agent and administrative fees	57,842
Investor service fees	72,302
Portfolio accounting fees	28,921
Professional fees	35,427
Custodian fees	5,084
Trustees’ fees*	1,921
Interest expense	835
Miscellaneous	15,833
Total expenses	362,769
Net investment income	269,702

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,071,358
Investments in affiliated issuers	(10,359)
Futures contracts	1,205,962
Net realized gain	2,266,961
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	85,825
Investments in affiliated issuers	17,408
Futures contracts	249,488
Net change in unrealized appreciation (depreciation)	352,721
Net realized and unrealized gain	2,619,682
Net increase in net assets resulting from operations	$2,889,384

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

156 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$269,702	$205,264
Net realized gain on investments	2,266,961	1,904,943
Net change in unrealized appreciation (depreciation) on investments	352,721	(1,515,744)
Net increase in net assets resulting from operations	2,889,384	594,463

Distributions to shareholders from:
Net investment income	(274,658)	(203,838)
Net realized gains	—	(4,934,970)
Total distributions to shareholders	(274,658)	(5,138,808)

Capital share transactions:
Proceeds from sale of shares	278,368,167	266,438,853
Distributions reinvested	274,658	5,138,808
Cost of shares redeemed	(281,504,905)	(277,664,525)
Net decrease from capital share transactions	(2,862,080)	(6,086,864)
Net decrease in net assets	(247,354)	(10,631,209)

Net assets:
Beginning of year	17,371,827	28,003,036
End of year	$17,124,473	$17,371,827
Undistributed net investment income at end of year	$—	$1,426

Capital share activity:
Shares sold	8,684,767	7,827,743
Shares issued from reinvestment of distributions	8,403	180,080
Shares redeemed	(8,694,237)	(8,042,148)
Net decrease in shares	(1,067)	(34,325)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 157

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]	Year Ended December 31, 2012[d]
Per Share Data
Net asset value, beginning of period	$29.73	$45.27	$33.88	$45.61	$59.16
Income (loss) from investment operations:
Net investment income (loss)[a]	.31	.32	.29	.33	.42
Net gain (loss) on investments (realized and unrealized)	(.38)	(3.29)	11.38	(8.52)	1.96
Total from investment operations	(.07)	(2.97)	11.67	(8.19)	2.38
Less distributions from:
Net investment income	(.30)	(.31)	(.28)	(.33)	(.42)
Net realized gains	—	(12.26)	—	(3.21)	(15.51)
Total distributions	(.30)	(12.57)	(.28)	(3.54)	(15.93)
Net asset value, end of period	$29.36	$29.73	$45.27	$33.88	$45.61

Total Return[b]	(0.33%)	(5.09%)	34.67%	(18.25%)	3.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,124	$17,372	$28,003	$9,994	$21,149
Ratios to average net assets:
Net investment income (loss)	0.93%	0.86%	0.72%	0.78%	0.71%
Total expenses[c]	1.25%	1.21%	1.26%	1.24%	1.28%
Portfolio turnover rate	1,386%	1,800%	1,763%	3,661%	3,230%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through January 24, 2014, have been restated to reflect a 1:3 reverse share split effective January 24, 2014.

158 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2016, the Inverse Government Long Bond Strategy Fund returned -2.94%.

The daily price movement of the Long Treasury Bond was -1.83% for 2016.

The return of a comparison index, the Bloomberg Barclays Long U.S. Treasury Index, was 1.33%.

At the close of 2015 trading, the 30-year bond had a yield of 3.02%, and a yield at the close of 2016 trading of 3.06%. However, investor demand for yield as global central banks remained dovish pushed the 30-year bond to a record low in July 2016, when the yield touched 2.17%, below the prior low of 2.43% set in January 2015. Not only did the long bond offer the highest yield in the U.S. Treasury market, but it featured more attractive yields than similar markets abroad.

A combination of U.S. and global central bank developments were driving factors for global interest rates during much of the period. As expected, the Fed held rates unchanged until the December 2016 FOMC meeting, when it raised short-term rates from 0.25–0.50% to a range of 0.50–0.75%. The Fed is likely to raise rates three more times, and possibly four, in 2017. In addition, Fed Chair Janet Yellen’s comments about temporarily running a “high-pressure economy” could entail unemployment dropping further, and inflation overshooting the Fed’s 2 percent goal. This perspective, as well as the new administration’s proposed changes to fiscal policy and the likely impact to future real rates, accounts for much of the backup in long-term interest rates, although ongoing asset purchase programs by the European Central Bank (ECB) and Bank of Japan (BOJ ) will likely continue to support bond prices.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 159

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 1, 2003

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	27.5%
Guggenheim Strategy Fund I	27.2%
Total	54.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Inverse Government Long Bond Strategy Fund	-2.94%	-4.89%	-9.33%
Daily Price Movement of Long Treasury Bond**	-1.83%	-1.14%	2.56%
Bloomberg Barclays Long Treasury Bond Index	1.33%	2.52%	6.68%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays Long Treasury Bond Index and Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect interest.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

160 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 54.7%
Guggenheim Strategy Fund II1	42,066	$1,049,547
Guggenheim Strategy Fund I1	41,611	1,040,281
Total Mutual Funds
(Cost $2,075,423)		2,089,828

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 27.5%
Federal Home Loan Bank[2]
0.39% due 01/03/17	$500,000	499,989
Freddie Mac[3]
0.50% due 01/03/17	300,000	299,992
Farmer Mac[2]
0.69% due 02/07/17	250,000	249,864
Total Federal Agency Discount Notes
(Cost $1,049,801)		1,049,845

FEDERAL AGENCY NOTES†† - 17.3%
Federal Home Loan Bank[2,4]
0.77% due 02/17/17	275,000	275,050
Freddie Mac[3,5]
0.80% due 11/22/19	235,000	234,435
Federal Farm Credit Bank[2,4]
0.82% due 09/18/17	150,000	150,141
Total Federal Agency Notes
(Cost $658,759)		659,626

REPURCHASE AGREEMENTS†† - 95.6%
Individual Repurchase Agreements[6]
Barclays Capital issued 12/30/16 at (0.40)% due 01/03/17 (secured by a U.S. Treasury Bond, at a rate of 2.88% and maturing 11/15/46 as collateral, with a value of $2,120,580) to be repurchased at $2,079,069	2,079,000	2,079,000
Mizuho Financial Group, Inc. issued 12/30/16 at (0.15)% due 01/03/17 (secured by a U.S. Treasury Bond, at a rate of 2.88% and maturing 11/15/46 as collateral, with a value of $1,445,835) to be repurchased at $1,417,498	1,417,480	1,417,480

Joint Repurchase Agreements[7]
HSBC Securities, Inc. issued 12/30/16 at 0.28% due 01/03/17	52,704	52,704
UMB Financial Corp. issued 12/30/16 at 0.24% due 01/03/17	52,704	52,704
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	52,704	52,704
Total Repurchase Agreements
(Cost $3,654,592)		3,654,592

Total Investments - 195.1%
(Cost $7,438,575)		$7,453,891

U.S. Government Securities Sold Short†† - (93.5)%
U.S. Treasury Bond
2.88% due 11/15/46	3,700,000	(3,573,390)
Total U.S. Government Securities Sold Short
(Proceeds $3,636,968)		(3,573,390)
Other Assets & Liabilities, net - (1.6)%		(59,348)
Total Net Assets - 100.0%		$3,821,153

	Contracts	Unrealized Gain

INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
March 2017 U.S. Treasury Ultra Long Bond Futures Contracts (Aggregate Value of Contracts $320,688)	2	$4,403

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Variable rate security. Rate indicated is rate effective at December 31, 2016.
[5]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[6]	All or a portion of this security is pledged as short security collateral at December, 31, 2016.
[7]	Repurchase Agreements — See Note 5.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 161

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 3	Total
Federal Agency Discount Notes	$—	$—	$1,049,845	$—	$1,049,845
Federal Agency Notes	—	—	659,626	—	659,626
Interest Rate Futures Contracts	—	4,403	—	—	4,403
Mutual Funds	2,089,828	—	—	—	2,089,828
Repurchase Agreements	—	—	3,654,592	—	3,654,592
Total	$2,089,828	$4,403	$5,364,063	$—	$7,458,294

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 3	Total
U.S. Government Securities	$—	$—	$3,573,390	$—	$3,573,390

*	Other financial instruments include futures contracts which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

162 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $1,708,560)	$1,709,471
Investments in affiliated issuers, at value (cost $2,075,423)	2,089,828
Repurchase agreements, at value (cost $3,654,592)	3,654,592
Total investments (cost $7,438,575)	7,453,891
Segregated cash with broker	11,200
Receivables:
Dividends	3,715
Interest	465
Total assets	7,469,271

Liabilities:
Securities sold short, at value (proceeds $3,636,968)	3,573,390
Payable for:
Fund shares redeemed	38,194
Securities purchased	3,955
Management fees	3,876
Variation margin	2,125
Transfer agent and administrative fees	1,077
Investor service fees	1,077
Portfolio accounting fees	431
Miscellaneous	23,993
Total liabilities	3,648,118
Commitments and contingent liabilities (Note 13)	—
Net assets	$3,821,153

Net assets consist of:
Paid in capital	$10,626,418
Undistributed net investment income	—
Accumulated net realized loss on investments	(6,888,562)
Net unrealized appreciation on investments	83,297
Net assets	$3,821,153
Capital shares outstanding	36,741
Net asset value per share	$104.00

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of affiliated issuers	$49,346
Interest	9,749
Total investment income	59,095

Expenses:
Management fees	50,334
Transfer agent and administrative fees	13,981
Investor service fees	13,981
Portfolio accounting fees	5,593
Short interest expense	108,747
Custodian fees	1,088
Trustees’ fees*	451
Interest expense	4
Miscellaneous	9,900
Total expenses	204,079
Net investment loss	(144,984)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	9,733
Futures contracts	(26,198)
Securities sold short	57,282
Net realized gain	40,817
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	504
Investments in affiliated issuers	15,463
Securities sold short	45,094
Futures contracts	1,562
Net change in unrealized appreciation (depreciation)	62,623
Net realized and unrealized gain	103,440
Net decrease in net assets resulting from operations	$(41,544)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 163

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(144,984)	$(234,861)
Net realized gain (loss) on investments	40,817	(209,902)
Net change in unrealized appreciation (depreciation) on investments	62,623	169,941
Net decrease in net assets resulting from operations	(41,544)	(274,822)

Capital share transactions:
Proceeds from sale of shares	88,784,708	88,735,874
Cost of shares redeemed	(89,661,807)	(90,315,929)
Net decrease from capital share transactions	(877,099)	(1,580,055)
Net decrease in net assets	(918,643)	(1,854,877)

Net assets:
Beginning of year	4,739,796	6,594,673
End of year	$3,821,153	$4,739,796
Undistributed net investment income at end of year	$—	$—

Capital share activity:*
Shares sold	936,504	819,775
Shares redeemed	(943,992)	(836,351)
Net decrease in shares	(7,488)	(16,576)

*	Capital share activity for the periods presented through December 31, 2016, has been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 12.

164 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Year Ended December 31, 2014[d,e]	Year Ended December 31, 2013[d,e]	Year Ended December 31, 2012[d,e]
Per Share Data
Net asset value, beginning of period	$107.17	$108.46	$159.80	$138.61	$147.81
Income (loss) from investment operations:
Net investment income (loss)[a]	(.87)	(3.63)	(5.40)	(5.40)	(5.10)
Net gain (loss) on investments (realized and unrealized)	(2.30)	2.34	(33.58)	26.59	(4.10)
Total from investment operations	(3.17)	(1.29)	(38.98)	21.19	(9.20)
Less distributions from:
Net realized gains	—	—	(12.36)	—	—
Total distributions	—	—	(12.36)	—	—
Net asset value, end of period	$104.00	$107.17	$108.46	$159.80	$138.61

Total Return[b]	(2.94%)	(1.22%)	(24.91%)	15.26%	(6.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,821	$4,740	$6,595	$19,598	$8,370
Ratios to average net assets:
Net investment income (loss)	(2.59%)	(3.39%)	(3.90%)	(3.56%)	(3.53%)
Total expenses[c,f]	3.65%	3.66%	4.10%	3.59%	3.70%
Portfolio turnover rate	1,384%	1,305%	2,537%	5,999%	6,326%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through January 24, 2014, have been restated to reflect a 1:5 reverse share split effective January 24, 2014.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 12.
[f]	Total expenses may include interest expense related to short sales. Excluding interest expense, the net expense ratios for the periods presented would be:

2016	2015	2014	2013	2012
1.72%	1.65%	1.71%	1.69%	1.76%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 165

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

For the one-year period ended December 31, 2016, the High Yield Strategy returned 11.62%. For comparison, the Bloomberg Barclays U.S. Corporate High Yield Index returned 17.13% for the same period.

The Fund primarily invests in credit default swaps to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market. In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments.

After posting 4.5% losses during the first eight weeks of 2016, the high-yield sector saw an impressive turnaround, and did not look back. The credit rally continued through the fourth quarter despite one of the worst selloffs in government bond markets since the 2013 taper tantrum, bringing returns to their highest level since 2009.

In retrospect, events that unfolded in the high-yield market in 2016 followed a fairly predictable path. The continuation of a depressed commodity-price environment ultimately pressured earnings in oil, gas, and metals, causing a wave of defaults to materialize. Credit concerns extended beyond commodities and spilled over into other sectors in 2016. Valuations suggested that lenders believed this was the beginning of another default cycle that would mirror those seen in 1990–1991, 1998–2001, and 2008–2009. Energy spreads at 1,300 basis points were discounting over half of high-yield energy borrowers defaulting within a year, which seemed unrealistic. Worse yet, spreads in sectors that were relatively unscathed by declining commodity prices—and even stood to benefit from lower input costs—also widened to peak at 740 basis points, on average. A strong dollar pressured earnings outside of commodities, but the high-yield market’s exposure to overseas revenues is relatively limited compared to the investment-grade market. A review of fundamental data and a positive view on economic growth conveyed that the market was pricing in higher defaults than were likely to materialize. Since peaking at 5.7% in August, 12-month trailing default rate for all U.S. speculative-grade borrowers rated by Moody’s has fallen to 5.5%. It is expected to decline further to approximately 4.0% by the end of 2017, according to Moody’s.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Performance displayed represents past performance, which is no guarantee of future results.

166 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 15, 2014

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	34.0%
Guggenheim Strategy Fund I	26.0%
iShares iBoxx $ High Yield Corporate Bond ETF	4.2%
SPDR Bloomberg Barclays High Yield Bond ETF	4.1%
Total	68.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	Since Inception (10/15/14)
High Yield Strategy Fund	11.62%	5.46%
S&P 500 Index	11.96%	11.03%
Bloomberg Barclays U.S. Corporate High Yield Index	17.13%	5.25%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and Bloomberg Barclays U.S. Corporate High Yield Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 167

SCHEDULE OF INVESTMENTS	December 31, 2016
HIGH YIELD STRATEGY FUND

	Shares	Value

EXCHANGE-TRADED FUNDS† - 8.3%
iShares iBoxx $ High Yield Corporate Bond ETF	3,567	$308,759
SPDR Bloomberg Barclays High Yield Bond ETF	8,306	302,671
Total Exchange-Traded Funds
(Cost $554,510)		611,430

MUTUAL FUNDS† - 60.0%
Guggenheim Strategy Fund II1	100,843	2,516,026
Guggenheim Strategy Fund I1	76,734	1,918,340
Total Mutual Funds
(Cost $4,401,500)		4,434,366

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 6.5%
Freddie Mac[2]
0.47% due 01/09/17	$280,000	279,970
Federal Home Loan Bank[3]
0.45% due 01/03/17	200,000	199,995
Total Federal Agency Discount Notes
(Cost $479,965)		479,965

REPURCHASE AGREEMENTS††,4 - 20.2%
HSBC Securities, Inc. issued 12/30/16 at 0.28% due 01/03/17	498,283	498,283
UMB Financial Corp. issued 12/30/16 at 0.24% due 01/03/17	498,283	498,283
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	498,283	498,283
Total Repurchase Agreements
(Cost $1,494,849)		1,494,849

Total Investments - 95.0%
(Cost $6,930,824)		$7,020,610
Other Assets & Liabilities, net - 5.0%		369,761
Total Net Assets - 100.0%		$7,390,371

	Contracts	Unrealized Gain (Loss)

INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2017 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $5,883,594)	50	$(13,594)

	Units

INTEREST RATE SWAP AGREEMENTS††
Goldman Sachs International February 2017 iShares IBOXX H/Y Corp Bond Swap 0.13%, Terminating 02/02/17 (Notional Value $206,249)	2,383	$3,736

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS PROTECTION SOLD††,5
Index	Counterparty	Exchange	Protection Premium Rate	Maturity Date	Notional Principal	Notional Value	Upfront Premiums Paid	Unrealized Appreciation
CDX.NA.HY.27 Index	Barclays Bank plc	ICE	5.00%	12/20/21	$6,200,000	$(6,584,276)	$200,590	$183,686

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]	Repurchase Agreements — See Note 5.
[5]	Credit Default Swaps — See Note 2.
plc — Public Limited Company
CDX.NA.HY.27 Index — Credit Default Swap North American High Yield Series 27 Index
ICE — Intercontinental Exchange

See Sector Classification in Other Information section.

168 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
HIGH YIELD STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Credit Default Swap Agreements	$—	$—	$—	$183,686	$—	$183,686
Interest Rate Swap Agreements	—	—	—	3,736	—	3,736
Exchange-Traded Funds	611,430	—	—	—	—	611,430
Federal Agency Discount Notes	—	—	479,965	—	—	479,965
Mutual Funds	4,434,366	—	—	—	—	4,434,366
Repurchase Agreements	—	—	1,494,849	—	—	1,494,849
Total	$5,045,796	$—	$1,974,814	$187,422	$—	$7,208,032

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Interest Rate Futures Contracts	$—	$13,594	$—	$—	$—	$13,594

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 169

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $1,034,475)	$1,091,395
Investments in affiliated issuers, at value (cost $4,401,500)	4,434,366
Repurchase agreements, at value (cost $1,494,849)	1,494,849
Total investments (cost $6,930,824)	7,020,610
Unamortized upfront premiums paid on credit default swaps	200,590
Unrealized appreciation on swap agreements	187,422
Segregated cash with broker	42,500
Receivables:
Interest	10,354
Dividends	9,743
Variation margin	8,594
Total assets	7,479,813

Liabilities:
Segregated cash due to broker	55,962
Payable for:
Securities purchased	8,746
Management fees	4,804
Fund shares redeemed	2,523
Transfer agent and administrative fees	1,601
Investor service fees	1,601
Portfolio accounting fees	641
Miscellaneous	13,564
Total liabilities	89,442
Commitments and contingent liabilities (Note 13)	—
Net assets	$7,390,371

Net assets consist of:
Paid in capital	$7,250,466
Undistributed net investment income	320,362
Accumulated net realized loss on investments	(444,071)
Net unrealized appreciation on investments	263,614
Net assets	$7,390,371
Capital shares outstanding	90,680
Net asset value per share	$81.50

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of affiliated issuers	$94,969
Dividends from securities of unaffiliated issuers	78,023
Interest	5,539
Total investment income	178,531

Expenses:
Management fees	64,659
Transfer agent and administrative fees	21,553
Investor service fees	21,553
Portfolio accounting fees	8,621
Custodian fees	1,540
Trustees’ fees*	459
Interest expense	55
Miscellaneous	15,732
Total expenses	134,172
Net investment income	44,359

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	72,694
Investments in affiliated issuers	4,802
Swap agreements	377,074
Futures contracts	(100,402)
Net realized gain	354,168
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	57,704
Investments in affiliated issuers	37,504
Swap agreements	137,167
Futures contracts	(22,203)
Net change in unrealized appreciation (depreciation)	210,172
Net realized and unrealized gain	564,340
Net increase in net assets resulting from operations	$608,699

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

170 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$44,359	$(43,028)
Net realized gain (loss) on investments	354,168	(81,035)
Net change in unrealized appreciation (depreciation) on investments	210,172	8,074
Net increase (decrease) in net assets resulting from operations	608,699	(115,989)

Distributions to shareholders from:
Net investment income	(384,650)	(27,769)
Total distributions to shareholders	(384,650)	(27,769)

Capital share transactions:
Proceeds from sale of shares	57,855,138	50,229,837
Distributions reinvested	384,650	27,769
Cost of shares redeemed	(57,824,669)	(47,422,311)
Net increase from capital share transactions	415,119	2,835,295
Net increase in net assets	639,168	2,691,537

Net assets:
Beginning of year	6,751,203	4,059,666
End of year	$7,390,371	$6,751,203
Undistributed net investment income at end of year	$320,362	$334,395

Capital share activity:*
Shares sold	733,204	656,835
Shares issued from reinvestment of distributions	4,817	361
Shares redeemed	(737,152)	(620,718)
Net increase in shares	869	36,478

*	Capital share activity for the periods presented through December 31, 2016, has been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 171

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Period Ended December 31, 2014[a,e]
Per Share Data
Net asset value, beginning of period	$75.17	$76.12	$75.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	(.30)	(.09)
Net gain (loss) on investments (realized and unrealized)	6.99	(.29)	1.21
Total from investment operations	7.13	(.59)	1.12
Less distributions from:
Net investment income	(.80)	(.36)	—
Total distributions	(.80)	(.36)	—
Net asset value, end of period	$81.50	$75.17	$76.12

Total Return[c]	11.62%	(0.71%)	1.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,390	$6,751	$4,060
Ratios to average net assets:
Net investment income (loss)	0.51%	(0.39%)	(0.51%)
Total expenses[d]	1.56%	1.49%	1.57%
Portfolio turnover rate	255%	258%	—

[a]	Since commencement of operations: October 15, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 12.

172 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the one-year period ended December 31, 2016, U.S. Government Money Market Fund returned 0.00%.

Interest rates remained low throughout the year, constraining performance of the instruments held by the Fund. At the start of the year, the U.S. Federal Reserve (the “Fed”) anticipated four rate hikes in 2016, based on committee members’ 2015 December “dot plot.” However, the Fed only managed one rate hike, by 25 basis points at its December meeting. Weaker international growth and concerns regarding Brexit and that the U.S. economy hadn’t fully met the Fed’s inflation and full employment targets were cited as reasons for the lack of rate hikes throughout the year. As of the dot plot in December 2016, the Fed expects three rate hikes in 2017. The market is anticipating between two and three rates hikes in 2017.

In response to recent amendments to Rule 2a-7 under the Investment Company of 1940, the Board of Trustees (the “Board”) of Rydex Variable Trust (the “Trust”) approved changes to the U.S. Government Money Market Fund’s principal investment strategies to facilitate the Fund’s operation as a “government money market fund.” Under amended Rule 2a-7, a government money market fund is a money market fund that invests at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash. As a government money market fund, the Fund will continue to seek to maintain a stable $1.00 net asset value, though there is no guarantee that it will be able to do so. In addition, the Fund will not be required to impose liquidity fees and redemptions gates. Rather, the Board has the right to voluntarily impose such measures in the future if it believes they are warranted.

A government money market fund, subject to stricter money market regulations, presents lower yields, yet may afford greater safety and liquidity.

Performance displayed represents past performance, which is no guarantee of future results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Holdings Diversification (Market Exposure as % of Net Assets)

FADN — Federal Agency Discount Note

FAN — Federal Agency Note

Inception Date: May 7, 1997

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
U.S. Government Money Market Fund	0.00%	0.00%	0.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 173

SCHEDULE OF INVESTMENTS	December 31, 2016
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 61.3%
Federal Farm Credit Bank[1]
0.75% due 04/10/17[2]	$10,000,000	$10,000,001
0.72% due 02/21/17[2]	5,000,000	5,000,000
0.74% due 03/22/17[2]	4,200,000	4,199,904
0.52% due 03/27/17	2,000,000	2,000,081
0.90% due 06/14/17[2]	1,100,000	1,100,641
0.78% due 11/13/17[2]	1,000,000	999,565
0.80% due 06/16/17	400,000	400,324
0.79% due 04/17/17[2]	335,000	334,879
Total Federal Farm Credit Bank		24,035,395
Farmer Mac[1]
0.77% due 05/11/17[2]	8,000,000	8,004,904
Freddie Mac[3]
1.00% due 06/29/17	3,396,000	3,402,401
Federal Home Loan Bank[1]
0.75% due 01/06/17	1,000,000	1,000,047
5.25% due 06/05/17	565,000	576,153
0.70% due 02/24/17	500,000	500,082
3.38% due 06/09/17	175,000	177,107
5.00% due 06/09/17	100,000	101,912
Total Federal Home Loan Bank		2,355,301
Total Federal Agency Notes
(Cost $37,798,001)		37,798,001

FEDERAL AGENCY DISCOUNT NOTES†† - 16.7%
Federal Home Loan Bank[1]
0.39% due 01/03/17	2,500,000	2,499,946
0.51% due 01/13/17	1,700,000	1,699,711
0.42% due 01/12/17	1,500,000	1,499,808
0.47% due 01/12/17	1,100,000	1,099,842
0.51% due 01/27/17	1,100,000	1,099,595
0.51% due 01/04/17	800,000	799,966
Total Federal Home Loan Bank		8,698,868
Farmer Mac[1]
0.55% due 02/01/17	1,000,000	999,526
0.86% due 10/03/17	500,000	496,715
Total Farmer Mac		1,496,241
Federal Farm Credit Bank[1]
0.82% due 06/15/17	71,000	70,733
0.75% due 06/29/17	55,000	54,795
Total Federal Farm Credit Bank		125,528
Total Federal Agency Discount Notes
(Cost $10,320,637)		10,320,637

U.S. TREASURY BILLS†† - 8.1%
U.S. Treasury Bill
0.64% due 06/15/17[4]	5,000,000	4,985,207
Total U.S. Treasury Bills
(Cost $4,985,207)		4,985,207

REPURCHASE AGREEMENTS††,5 - 13.4%
HSBC Securities, Inc. issued 12/30/16 at 0.28% due 01/03/17	2,757,707	2,757,707
UMB Financial Corp. issued 12/30/16 at 0.24% due 01/03/17	2,757,707	2,757,707
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	2,757,707	2,757,707
Total Repurchase Agreements
(Cost $8,273,121)		8,273,121

Total Investments - 99.5%
(Cost $61,376,966)		$61,376,966
Other Assets & Liabilities, net - 0.5%		326,939
Total Net Assets - 100.0%		$61,703,905

††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Variable rate security. Rate indicated is rate effective at December 31, 2016.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Zero coupon rate security. Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 5.

See Sector Classification in Other Information section.

174 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
U.S. GOVERNMENT MONEY MARKET FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Federal Agency Discount Notes	$—	$10,320,637	$—	$10,320,637
Federal Agency Notes	—	37,798,001	—	37,798,001
Repurchase Agreements	—	8,273,121	—	8,273,121
U.S. Government Securities	—	4,985,207	—	4,985,207
Total	$—	$61,376,966	$—	$61,376,966

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 175

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value (cost $53,103,845)	$53,103,845
Repurchase agreements, at value (cost $8,273,121)	8,273,121
Total investments (cost $61,376,966)	61,376,966
Receivables:
Fund shares sold	671,754
Interest	38,076
Investment Adviser	21,177
Total assets	62,107,973

Liabilities:
Payable for:
Fund shares redeemed	247,667
Transfer agent and administrative fees	8,879
Portfolio accounting fees	5,637
Management fees	2,349
Investor service fees	2
Miscellaneous	139,534
Total liabilities	404,068
Commitments and contingent liabilities (Note 13)	—
Net assets	$61,703,905

Net assets consist of:
Paid in capital	$61,695,613
Undistributed net investment income	—
Accumulated net realized gain on investments	8,292
Net unrealized appreciation on investments	—
Net assets	$61,703,905
Capital shares outstanding	61,685,240
Net asset value per share	$1.00

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Interest	$344,808
Total investment income	344,808

Expenses:
Management fees	425,876
Transfer agent and administrative fees	170,351
Investor service fees	212,938
Portfolio accounting fees	85,174
Professional fees	99,002
Custodian fees	16,002
Trustees’ fees*	6,718
Miscellaneous	51,695
Total expenses	1,067,756
Less:
Expenses waived by service company	(87,932)
Expenses waived by distributor	(212,950)
Expenses waived by Adviser	(422,097)
Total waived expenses	(722,979)
Net expenses	344,777
Net investment income	31

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	27,009
Net realized gain	27,009
Net realized and unrealized gain	27,009
Net increase in net assets resulting from operations	$27,040

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

176 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$31	$38
Net realized gain on investments	27,009	17,409
Net increase in net assets resulting from operations	27,040	17,447

Distributions to shareholders from:
Net investment income	(31)	(37)
Net realized gains	(3,808)	—
Total distributions to shareholders	(3,839)	(37)

Capital share transactions:
Proceeds from sale of shares	329,868,259	570,478,716
Distributions reinvested	3,839	37
Cost of shares redeemed	(367,369,762)	(569,675,773)
Net increase (decrease) from capital share transactions	(37,497,664)	802,980
Net increase (decrease) in net assets	(37,474,463)	820,390

Net assets:
Beginning of year	99,178,368	98,357,978
End of year	$61,703,905	$99,178,368
Undistributed net investment income at end of year	$—	$1

Capital share activity:
Shares sold	329,868,261	570,478,716
Shares issued from reinvestment of distributions	3,837	37
Shares redeemed	(367,369,762)	(569,675,773)
Net increase (decrease) in shares	(37,497,664)	802,980

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 177

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[a]	— [a]	— [a]	— [a]	— [a]	— [a]
Total from investment operations	— [a]	— [a]	— [a]	— [a]	— [a]
Less distributions from:
Net investment income	(—)[a]	(—)[a]	(—)[a]	(—)[a]	(—)[a]
Net realized gains	—	—	—	(—)[a]	(—)[a]
Total distributions	(—)[a]	(—)[a]	(—)[a]	(—)[a]	(—)[a]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[b]	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$61,704	$99,178	$98,358	$98,655	$130,981
Ratios to average net assets:
Net investment income (loss)	— [d]	— [d]	— [d]	— [d]	— [d]
Total expenses	1.25%	1.20%	1.26%	1.23%	1.27%
Net expenses[c]	0.40%	0.13%	0.05%	0.07%	0.13%
Portfolio turnover rate	—	—	—	—	—

[a]	Less than $0.01 per share.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Less than 0.01%.

178 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. At December 31, 2016, the Trust consisted of fifty-two funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund and U.S. Government Money Market Fund (the “Funds”), each a non-diversified investment company, with the exception of U.S. Government Money Market Fund which is a diversified investment company.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Guggenheim Investments (“GI”) provides advisory services. Guggenheim Funds Distributions, LLC (“GFD”) acts as a principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

THE RYDEX FUNDS ANNUAL REPORT | 179

NOTES TO FINANCIAL STATEMENTS (continued)

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields, or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements and credit default swap agreements entered into by a Fund are accounted for using the unrealized gains or losses on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE. The swaps’ values are then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

C. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

D. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

F. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings

180 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

G. Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Normally, all such distributions of a fund will automatically be reinvested without charge in additional shares of the same fund. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

H. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.55% at December 31, 2016.

I. Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

THE RYDEX FUNDS ANNUAL REPORT | 181

NOTES TO FINANCIAL STATEMENTS (continued)

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$4,993,638	$—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	291,122
NASDAQ-100® Fund	Index exposure, Liquidity	8,460,831	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	338,173
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	2,622,747	—
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	3,384,266	—
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	2,296,370	—
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	256,295	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	1,688,113	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	235,870
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	891,450	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	605,665
Government Long Bond 1.2x Strategy Fund	Index exposure, Leverage, Liquidity, Duration	22,741,219	—
Inverse Government Long Bond Strategy Fund	Index exposure, Liquidity, Duration	—	1,751,352
High Yield Strategy Fund	Index exposure, Liquidity, Duration	7,279,467	—

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

182 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$32,646,518	$—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	8,029,142
NASDAQ-100® Fund	Index exposure, Liquidity	19,596,551	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	2,581,506
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	37,929,222	—
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	49,063,255	—
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	12,537,561	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity,	—	447,807
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	6,658,905	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	11,620,399	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	4,443,518
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	19,327,158	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	12,467,732
High Yield Strategy Fund	Index exposure, Liquidity, Duration	51,562	—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. In accordance with its principal investment strategy, the Funds enter into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
High Yield Strategy Fund	Index exposure, Liquidity, Duration	$8,379,147	$—

The table on page 168 included in the Schedule of Investments summarizes the information with regards to sold protection on credit default swap contracts as of December 31, 2016.

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2016:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin	Variation margin
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

THE RYDEX FUNDS ANNUAL REPORT | 183

NOTES TO FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2016:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Interest Rate Contracts*	Swaps Credit Default Contracts	Total Value at December 31, 2016
Nova Fund	$—	$306,009	$—	$—	$306,009
Inverse S&P 500® Strategy Fund	921	33,190	—	—	34,111
NASDAQ-100® Fund	—	20,751	—	—	20,751
Inverse NASDAQ-100® Strategy Fund	568	29,032	—	—	29,600
S&P 500® 2x Strategy Fund	—	24,655	—	—	24,655
Mid-Cap 1.5x Strategy Fund	—	158,396	—	—	158,396
Inverse Mid-Cap Strategy Fund	—	2,491	—	—	2,491
Russell 2000® 2x Strategy Fund	—	99,342	—	—	99,342
Russell 2000® 1.5x Strategy Fund	—	131,516	—	—	131,516
Inverse Russell 2000® Strategy Fund	2,349	110,095	—	—	112,444
Dow 2x Strategy Fund	—	267,044	—	—	267,044
Inverse Dow 2x Strategy Fund	1,706	41,204	—	—	42,910
Government Long Bond 1.2x Strategy Fund	—	—	225,491	—	225,491
Inverse Government Long Bond Strategy Fund	—	—	4,403	—	4,403
High Yield Strategy Fund	—	3,736	—	183,686	187,422

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Interest Rate Contracts*	Swaps Credit Default Contracts	Total Value at December 31, 2016
Nova Fund	$8,173	$172,306	$—	$—	$180,479
Inverse S&P 500® Strategy Fund	—	594	—	—	594
NASDAQ-100® Fund	53,432	115,604	—	—	169,036
S&P 500® 2x Strategy Fund	1,688	352,468	—	—	354,156
NASDAQ-100® 2x Strategy Fund	36,243	499,198	—	—	535,441
Mid-Cap 1.5x Strategy Fund	133,825	150,999	—	—	284,824
Inverse Mid-Cap Strategy Fund	—	1,336	—	—	1,336
Russell 2000® 2x Strategy Fund	216	41,312	—	—	41,528
Russell 2000® 1.5x Strategy Fund	433	67,428	—	—	67,861
Dow 2x Strategy Fund	6,845	140,716	—	—	147,561
High Yield Strategy Fund	—	—	13,594	—	13,594

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

184 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2016:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Interest Rate Contracts	Swaps Credit Default Contracts	Total
Nova Fund	$474,107	$2,446,118	$—	$—	$2,920,225
Inverse S&P 500® Strategy Fund	(150,313)	(786,784)	—	—	(937,097)
NASDAQ-100® Fund	36,095	143,109	—	—	179,204
Inverse NASDAQ-100® Strategy Fund	(143,018)	(494,420)	—	—	(637,438)
S&P 500® 2x Strategy Fund	735,816	4,727,266	—	—	5,463,082
NASDAQ-100® 2x Strategy Fund	(410,877)	1,019,482	—	—	608,605
Mid-Cap 1.5x Strategy Fund	924,373	1,010,236	—	—	1,934,609
Inverse Mid-Cap Strategy Fund	(17,847)	(176,510)	—	—	(194,357)
Russell 2000® 2x Strategy Fund	(21,227)	1,531,018	—	—	1,509,791
Russell 2000® 1.5x Strategy Fund	263,387	1,003,556	—	—	1,266,943
Inverse Russell 2000® Strategy Fund	(804,742)	(1,829,291)	—	—	(2,634,033)
Dow 2x Strategy Fund	184,915	1,265,371	—	—	1,450,286
Inverse Dow 2x Strategy Fund	(697,390)	(1,758,380)	—	—	(2,455,770)
Government Long Bond 1.2x Strategy Fund	—	—	1,205,962	—	1,205,962
Inverse Government Long Bond Strategy Fund	—	—	(26,198)	—	(26,198)
High Yield Strategy Fund	—	4,370	(100,402)	372,704	276,672

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Interest Rate Contracts	Swaps Credit Default Contracts	Total
Nova Fund	$(8,173)	$306,199	$—	$—	$298,026
Inverse S&P 500® Strategy Fund	921	(25,815)	—	—	(24,894)
NASDAQ-100® Fund	(3,645)	149,767	—	—	146,122
Inverse NASDAQ-100® Strategy Fund	(938)	18,695	—	—	17,757
S&P 500® 2x Strategy Fund	(1,688)	(116,200)	—	—	(117,888)
NASDAQ-100® 2x Strategy Fund	(63,990)	54,710	—	—	(9,280)
Mid-Cap 1.5x Strategy Fund	(218,854)	140,047	—	—	(78,807)
Inverse Mid-Cap Strategy Fund	—	(4,284)	—	—	(4,284)
Russell 2000® 2x Strategy Fund	(216)	99,220	—	—	99,004
Russell 2000® 1.5x Strategy Fund	(433)	109,415	—	—	108,982
Inverse Russell 2000® Strategy Fund	2,349	40,144	—	—	42,493
Dow 2x Strategy Fund	(17,726)	334,091	—	—	316,365
Inverse Dow 2x Strategy Fund	(7,136)	(38,613)	—	—	(45,749)
Government Long Bond 1.2x Strategy Fund	—	—	249,488	—	249,488
Inverse Government Long Bond Strategy Fund	—	—	1,562	—	1,562
High Yield Strategy Fund	—	3,736	(22,203)	133,431	114,964

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
NASDAQ-100® Fund	0.75%
Inverse NASDAQ-100® Strategy Fund	0.90%
S&P 500® 2x Strategy Fund	0.90%
NASDAQ-100® 2x Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 2x Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Inverse Russell 2000® Strategy Fund	0.90%
Dow 2x Strategy Fund	0.90%
Inverse Dow 2x Strategy Fund	0.90%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

Certain trustees and officers of the Trust are also officers of GI and GFD.

On October 4, 2016, Rydex Fund Services, LLC (“RFS”) was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of GI. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change had no impact on the financial statements of the Trust.

MUIS acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned services, MUIS is entitled to receive a monthly fee equal to an annual percentage of the Funds’ average daily net assets subject to certain minimum monthly fees and out of pocket expenses.

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At December 31, 2016, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of outstanding shares owned
Inverse S&P 500® Strategy Fund	24%
Inverse NASDAQ-100® Strategy Fund	32%
NASDAQ-100® 2x Strategy Fund	23%
Inverse Mid-Cap Strategy Fund	42%
Russell 2000® 2x Strategy Fund	53%
Inverse Dow 2x Strategy Fund	58%
High Yield Strategy Fund	62%
Inverse Government Long Bond Strategy Fund	24%
U.S. Government Money Market Fund	92%

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc			U.S. Treasury Note
0.28%			4.25%
Due 01/03/17	$44,739,963	$44,741,355	11/15/40	$32,445,700	$39,355,312
			U.S. Treasury Strips
			0.00%
			11/15/27	8,479,800	6,279,462
				40,925,500	45,634,774

Royal Bank of Canada			U.S. TIP Notes
0.24%			0.13%
Due 01/03/17	25,500,648	25,501,328	04/15/20	24,973,700	26,010,681

UMB Financial Corp.			Federal Farm Credit Bank
0.24%			0.60% - 0.85%
Due 01/03/17	25,500,648	25,501,328	04/05/17 - 05/17/17	20,989,000	21,002,488
			Federal Home Loan Bank
			0.88%
			05/24/17	5,000,000	5,009,097
				25,989,000	26,011,585

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund - Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Nova Fund	$14,718	$(14,718)	$—	$15,120	$—	$15,120
NASDAQ-100® Fund	310,444	(310,444)	—	323,459	—	323,459
S&P 500® 2x Strategy Fund	13,430	(13,430)	—	13,833	—	13,833
NASDAQ-100® 2x Strategy Fund	178,855	(178,855)	—	186,356	—	186,356
Mid-Cap 1.5x Strategy Fund	10,995	(10,995)	—	11,385	—	11,385
Russell 2000® 2x Strategy Fund	67,015	(67,015)	—	69,475	—	69,475
Russell 2000® 1.5x Strategy Fund	49,643	(49,643)	—	51,471	—	51,471

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

7. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Nova Fund	Swap equity contracts	$306,009	$—	$306,009	$—	$—	$306,009
Inverse S&P 500® Strategy Fund	Swap equity contracts	33,190	—	33,190	—	—	33,190
NASDAQ-100® Fund	Swap equity contracts	20,751	—	20,751	—	—	20,751
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	29,032	—	29,032	—	—	29,032
S&P 500® 2x Strategy Fund	Swap equity contracts	24,655	—	24,655	—	—	24,655
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	158,396	—	158,396	—	—	158,396
Inverse Mid-Cap Strategy Fund	Swap equity contracts	2,491	—	2,491	—	—	2,491
Russell 2000® 2x Strategy Fund	Swap equity contracts	99,342	—	99,342	—	—	99,342
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	131,516	—	131,516	—	—	131,516
Inverse Russell 2000® Strategy Fund	Swap equity contracts	110,095	—	110,095	—	—	110,095
Dow 2x Strategy Fund	Swap equity contracts	267,044	—	267,044	—	—	267,044
Inverse Dow 2x Strategy Fund	Swap equity contracts	41,204	—	41,204	—	—	41,204
High Yield Strategy Fund	Swap equity contracts	3,736	—	3,736	—	—	3,736

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Nova Fund	Swap equity contracts	$172,306	$—	$172,306	$172,306	$—	$—
Inverse S&P 500® Strategy Fund	Swap equity contracts	594	—	594	—	—	594
NASDAQ-100® Fund	Swap equity contracts	115,604	—	115,604	7,603	108,001	—
S&P 500® 2x Strategy Fund	Swap equity contracts	352,468	—	352,468	232,925	119,543	—
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	499,198	—	499,198	499,198	—	—
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	150,999	—	150,999	104,232	46,767	—
Inverse Mid-Cap Strategy Fund	Swap equity contracts	1,336	—	1,336	—	—	1,336
Russell 2000® 2x Strategy Fund	Swap equity contracts	41,312	—	41,312	27,904	13,408	—
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	67,428	—	67,428	13,206	54,222	—
Dow 2x Strategy Fund	Swap equity contracts	140,716	—	140,716	—	140,716	—

[1]	Exchange-traded futures and centrally cleared swaps are excluded from these reported amounts.

8. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be

190 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2016, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Expired	Utilized	Total
Nova Fund	$—	$4,900,630	$4,900,630
S&P 500® 2x Strategy Fund	—	521,644	521,644
NASDAQ-100® 2x Strategy Fund	—	778,442	778,442
Mid-Cap 1.5x Strategy Fund	—	251,704	251,704
Russell 2000® 2x Strategy Fund	—	206,448	206,448
Russell 2000® 1.5x Strategy Fund	4,001,607	778,956	4,780,563
Dow 2x Strategy Fund	—	1,449,705	1,449,705
Government Long Bond 1.2x Strategy Fund	—	1,691,082	1,691,082
High Yield Strategy Fund	—	61,028	61,028

The tax character of distributions paid during the year ended December 31, 2016 are as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$—	$—	$—
Inverse S&P 500® Strategy Fund	—	—	—
NASDAQ-100® Fund	2,524,801	4,817,270	7,342,071
Inverse NASDAQ-100® Strategy Fund	—	—	—
S&P 500® 2x Strategy Fund	55,023	2,375,553	2,430,576
NASDAQ-100® 2x Strategy Fund	—	2,940,879	2,940,879
Mid-Cap 1.5x Strategy Fund	—	750,000	750,000
Inverse Mid-Cap Strategy Fund	—	—	—
Russell 2000® 2x Strategy Fund	—	—	—
Russell 2000® 1.5x Strategy Fund	—	—	—
Inverse Russell 2000® Strategy Fund	—	—	—
Dow 2x Strategy Fund	—	—	—
Inverse Dow 2x Strategy Fund	—	—	—
Government Long Bond 1.2x Strategy Fund	274,658	—	274,658
Inverse Government Long Bond Strategy Fund	—	—	—
High Yield Strategy Fund	384,650	—	384,650
U.S. Government Money Market Fund	3,839	—	3,839

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2015 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$—	$—	$—
Inverse S&P 500® Strategy Fund	—	—	—
NASDAQ-100® Fund	4,344,676	1,049,713	5,394,389
Inverse NASDAQ-100® Strategy Fund	—	—	—
S&P 500® 2x Strategy Fund	4,348,970	3,780,917	8,129,887
NASDAQ-100® 2x Strategy Fund	6,650,859	1,644,855	8,295,714
Mid-Cap 1.5x Strategy Fund	—	491,598	491,598
Inverse Mid-Cap Strategy Fund	—	—	—
Russell 2000® 2x Strategy Fund	—	656,966	656,966
Russell 2000® 1.5x Strategy Fund	—	—	—
Inverse Russell 2000® Strategy Fund	—	—	—
Dow 2x Strategy Fund	1,585,494	844,050	2,429,544
Inverse Dow 2x Strategy Fund	—	—	—
Government Long Bond 1.2x Strategy Fund	2,768,412	2,370,396	5,138,808
Inverse Government Long Bond Strategy Fund	—	—	—
High Yield Strategy Fund	27,769	—	27,769
U.S. Government Money Market Fund	37	—	37

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2016 are as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses
Nova Fund	$14,645	$1,210,833	$1,291,165	$—
Inverse S&P 500® Strategy Fund	—	—	45,910	(13,198,613)
NASDAQ-100® Fund	—	6,651,478	10,028,158	—
Inverse NASDAQ-100® Strategy Fund	—	—	35,424	(5,736,364)
S&P 500® 2x Strategy Fund	1,233,046	—	(985,682)	(90,449)
NASDAQ-100® 2x Strategy Fund	—	682,145	209,807	—
Mid-Cap 1.5x Strategy Fund	2,575,753	478,546	(62,144)	(251,705)
Inverse Mid-Cap Strategy Fund	—	—	2,382	(1,607,917)
Russell 2000® 2x Strategy Fund	221,515	—	270,924	(183,975)
Russell 2000® 1.5x Strategy Fund	283,481	—	243,700	—
Inverse Russell 2000® Strategy Fund	—	—	113,980	(5,889,088)
Dow 2x Strategy Fund	8,701	303,722	514,285	(868,837)
Inverse Dow 2x Strategy Fund	—	—	45,513	(16,057,047)
Government Long Bond 1.2x Strategy Fund	—	—	(381,823)	(11,431,225)
Inverse Government Long Bond Strategy Fund	—	—	61,369	(6,866,634)
High Yield Strategy Fund	320,362	—	227,440	(407,897)
U.S. Government Money Market Fund	8,292	—	—	—

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NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes capital loss carryfowards represent realized losses that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010 such capital losses may be carried forward for a maximum of eight years. Pursuant to the RIC Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 without expiration and retain their short and/or long-term character. However, post-enactment losses must be utilized prior to pre-enactment capital loss carryfowards. As a result of this ordering rule pre-enactment carryfowards are more likely to expire unused. As of December 31, 2016 capital loss carryfowards for the Funds were as follows:

		Unlimited
Fund	Expires in 2017	Short-Term	Long-Term	Capital Loss Carryforward
Nova Fund	$—	$—	$—	$—
Inverse S&P 500® Strategy Fund	—	(11,539,294)	(1,659,319)	(13,198,613	)*
NASDAQ-100® Fund	—	—	—	—
Inverse NASDAQ-100® Strategy Fund	—	(4,877,823)	(858,541)	(5,736,364	)*
S&P 500® 2x Strategy Fund	(90,449)	—	—	(90,449	)*
NASDAQ-100® 2x Strategy Fund	—	—	—	—
Mid-Cap 1.5x Strategy Fund	(251,705)	—	—	(251,705	)*
Inverse Mid-Cap Strategy Fund	—	(1,499,688)	(108,229)	(1,607,917	)*
Russell 2000® 2x Strategy Fund	—	(183,975)	—	(183,975	)*
Russell 2000® 1.5x Strategy Fund	—	—	—	—
Inverse Russell 2000® Strategy Fund	—	(5,053,816)	(835,272)	(5,889,088	)*
Dow 2x Strategy Fund	(868,837)	—	—	(868,837	)*
Inverse Dow 2x Strategy Fund	—	(13,980,573)	(2,076,474)	(16,057,047	)*
Government Long Bond 1.2x Strategy Fund	—	(8,427,941)	(3,003,284)	(11,431,225	)*
Inverse Government Long Bond Strategy Fund	—	(5,129,643)	(1,736,991)	(6,866,634	)*
High Yield Strategy Fund	—	(284,347)	(123,550)	(407,897	)*
U.S. Government Money Market Fund	—	—	—	—

*

In accordance with section 382 of the Internal Revenue Code a portion of certain Fund losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, return of capital on investments, REIT adjustments, disposition of PFIC stock, dividend reclasses, swap reclasses and net operating losses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permananent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV.

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NOTES TO FINANCIAL STATEMENTS (continued)

On the Statements of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Nova Fund	$1,355,420	$2,071	$(1,357,491)
Inverse S&P 500® Strategy Fund	(59,123)	59,123	—
NASDAQ-100® Fund	7,274,114	214,760	(7,488,874)
Inverse NASDAQ-100® Strategy Fund	(25,159)	25,159	—
S&P 500® 2x Strategy Fund	4,748,161	74,508	(4,822,669)
NASDAQ-100® 2x Strategy Fund	4,642	195,637	(200,279)
Mid-Cap 1.5x Strategy Fund	(3,795)	40,201	(36,406)
Inverse Mid-Cap Strategy Fund	(5,586)	5,585	1
Russell 2000® 2x Strategy Fund	1,196,952	33,307	(1,230,259)
Russell 2000® 1.5x Strategy Fund	(3,159,533)	69,964	3,089,569
Inverse Russell 2000® Strategy Fund	(78,459)	78,459	—
Dow 2x Strategy Fund	52,481	—	(52,481)
Inverse Dow 2x Strategy Fund	(57,233)	57,234	(1)
Government Long Bond 1.2x Strategy Fund	1,361,014	3,530	(1,364,544)
Inverse Government Long Bond Strategy Fund	(144,984)	144,984	—
High Yield Strategy Fund	—	326,258	(326,258)
U.S. Government Money Market Fund	29,975	(1)	(29,974)

At December 31, 2016, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Tax Unrealized Gain (Loss)
Nova Fund	$23,735,309	$1,158,783	$(1,321)	$1,157,462
Inverse S&P 500® Strategy Fund	4,321,161	13,506	(192)	13,314
NASDAQ-100® Fund	41,876,609	10,328,000	(204,989)	10,123,011
Inverse NASDAQ-100® Strategy Fund	2,411,608	6,392	—	6,392
S&P 500® 2x Strategy Fund	24,065,879	—	(657,869)	(657,869)
NASDAQ-100® 2x Strategy Fund	39,842,604	1,151,696	(442,691)	709,005
Mid-Cap 1.5x Strategy Fund	37,542,342	—	(69,541)	(69,541)
Inverse Mid-Cap Strategy Fund	379,292	1,227	—	1,227
Russell 2000® 2x Strategy Fund	5,408,351	284,078	(71,185)	212,893
Russell 2000® 1.5x Strategy Fund	14,077,406	203,488	(23,876)	179,612
Inverse Russell 2000® Strategy Fund	11,931,816	3,885	—	3,885
Dow 2x Strategy Fund	14,608,749	426,002	(38,045)	387,957
Inverse Dow 2x Strategy Fund	4,335,203	4,514	(206)	4,308
Government Long Bond 1.2x Strategy Fund	17,119,673	—	(381,823)	(381,823)
Inverse Government Long Bond Strategy Fund	7,456,100	—	(2,209)	(2,209)
High Yield Strategy Fund	6,980,592	40,018	—	40,018
U.S. Government Money Market Fund	61,376,966	—	—	—

194 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

9. Securities Transactions

For the year ended December 31, 2016, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$126,088,166	$132,758,240
Inverse S&P 500® Strategy Fund	13,282,936	14,555,037
NASDAQ-100® Fund	161,419,760	201,400,117
Inverse NASDAQ-100® Strategy Fund	5,644,049	4,988,135
S&P 500® 2x Strategy Fund	88,717,726	86,405,118
NASDAQ-100® 2x Strategy Fund	128,385,056	139,044,512
Mid-Cap 1.5x Strategy Fund	41,160,696	37,222,096
Inverse Mid-Cap Strategy Fund	1,608,143	1,452,000
Russell 2000® 2x Strategy Fund	26,666,138	24,451,021
Russell 2000® 1.5x Strategy Fund	68,653,679	67,529,208
Inverse Russell 2000® Strategy Fund	20,575,604	19,770,000
Dow 2x Strategy Fund	34,938,622	37,891,665
Inverse Dow 2x Strategy Fund	16,533,713	17,112,000
Government Long Bond 1.2x Strategy Fund	42,679,153	42,029,969
Inverse Government Long Bond Strategy Fund	12,393,386	11,675,000
High Yield Strategy Fund	16,942,846	15,412,008
U.S. Government Money Market Fund	—	—

For the year ended December 31, 2016, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$317,767,297	$316,579,156
Inverse Government Long Bond Strategy Fund	79,391,281	78,378,156

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2016, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$36,411,972	$59,907,405	$6,062,719
NASDAQ-100® Fund	30,760,520	51,339,575	4,497,306
S&P 500® 2x Strategy Fund	37,329,118	48,064,294	1,346,513
NASDAQ-100® 2x Strategy Fund	31,518,736	64,292,437	(670,171)
Mid-Cap 1.5x Strategy Fund	2,157,728	19,823,423	1,786,156
Russell 2000® 2x Strategy Fund	11,050,664	15,648,125	129,779
Russell 2000® 1.5x Strategy Fund	25,905,156	27,260,143	1,457,583
Dow 2x Strategy Fund	16,006,862	19,883,452	(15,260)
High Yield Strategy Fund	1,441,802	699,881	(2,402)

10. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm.

Transactions during the year ended December 31, 2016, in which the portfolio company is an “affiliated person,” were as follows:

Affiliated issuers by Fund	Value 12/31/15	Additions	Reductions	Value 12/31/16	Shares 12/31/16	Investment Income	Realized Gain (Loss)
Nova Fund
Guggenheim Strategy Fund I	$8,983,081	$31,637,304	$(30,164,971)	$10,509,393	420,376	$106,577	$16,050
Guggenheim Strategy Fund II	—	21,082,770	(13,680,000)	7,423,618	297,540	66,979	2,932
	8,983,081	52,720,074	(43,844,971)	17,933,011		173,556	18,982

Inverse S&P 500® Strategy Fund
Guggenheim Strategy Fund I	2,930,211	6,174,684	(7,990,000)	1,127,468	45,099	41,643	2,734
Guggenheim Strategy Fund II	—	7,108,252	(5,565,000)	1,561,610	62,590	34,086	8,793
	2,930,211	13,282,936	(13,555,000)	2,689,078		75,729	11,527

NASDAQ-100® Fund
Guggenheim Strategy Fund I	25,018,775	67,136,069	(81,994,961)	10,255,870	410,235	165,167	62,406
Guggenheim Strategy Fund II	—	29,187,305	(24,830,000)	4,387,709	175,860	63,845	29,657
	25,018,775	96,323,374	(106,824,961)	14,643,579		229,012	92,063

Inverse NASDAQ-100® Strategy Fund
Guggenheim Strategy Fund I	411,151	3,340,350	(3,193,200)	564,036	22,561	15,313	3,167
Guggenheim Strategy Fund II	—	2,303,699	(1,794,935)	515,846	20,675	11,644	3,483
	411,151	5,644,049	(4,988,135)	1,079,882		26,957	6,650

S&P 500® 2x Strategy Fund
Guggenheim Strategy Fund I	1,526,255	21,593,315	(18,803,972)	4,354,995	174,200	52,997	26,673
Guggenheim Strategy Fund II	—	13,853,848	(10,399,997)	3,476,371	139,334	43,481	18,997
	1,526,255	35,447,163	(29,203,969)	7,831,366		96,478	45,670

NASDAQ-100® 2x Strategy Fund
Guggenheim Strategy Fund I	959,727	39,059,850	(35,429,995)	4,651,072	186,043	91,300	41,829
Guggenheim Strategy Fund II	—	15,631,864	(14,335,000)	1,313,984	52,665	41,783	12,216
	959,727	54,691,714	(49,764,995)	5,965,056		133,083	54,045

Mid-Cap 1.5x Strategy Fund
Guggenheim Strategy Fund I	4,055,303	10,386,474	(7,979,945)	6,467,999	258,720	42,288	(204)
Guggenheim Strategy Fund II	557,981	6,245,213	(1,490,000)	5,321,626	213,292	36,230	577
	4,613,284	16,631,687	(9,469,945)	11,789,625		78,518	373

Inverse Mid-Cap Strategy Fund
Guggenheim Strategy Fund I	57,757	1,153,162	(1,113,500)	96,762	3,870	3,156	(1,198)
Guggenheim Strategy Fund II	—	454,981	(338,500)	117,399	4,705	1,968	224
	57,757	1,608,143	(1,452,000)	214,161		5,124	(974)

Russell 2000® 2x Strategy Fund
Guggenheim Strategy Fund I	211,377	4,939,657	(4,720,000)	436,793	17,472	8,634	3,971
Guggenheim Strategy Fund II	—	2,855,957	(2,505,000)	353,725	14,177	5,919	1,956
	211,377	7,795,614	(7,225,000)	790,518		14,553	5,927

196 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated issuers by Fund	Value 12/31/15	Additions	Reductions	Value 12/31/16	Shares 12/31/16	Investment Income	Realized Gain (Loss)
Russell 2000® 1.5x Strategy Fund
Guggenheim Strategy Fund I	$73,180	$21,747,812	$(19,150,000)	$2,686,213	107,449	$27,626	$11,496
Guggenheim Strategy Fund II	—	9,504,759	(7,800,000)	1,715,006	68,738	19,576	6,245
	73,180	31,252,571	(26,950,000)	4,401,219		47,202	17,741

Inverse Russell 2000® Strategy Fund
Guggenheim Strategy Fund I	1,266,153	16,671,147	(16,945,000)	981,217	39,249	21,087	(13,289)
Guggenheim Strategy Fund II	—	3,904,457	(2,825,000)	1,083,270	43,418	9,342	1,277
	1,266,153	20,575,604	(19,770,000)	2,064,487		30,429	(12,012)

Dow 2x Strategy Fund
Guggenheim Strategy Fund I	3,178,631	8,882,771	(9,050,000)	3,024,513	120,981	32,445	4,746
Guggenheim Strategy Fund II	—	5,675,405	(3,550,000)	2,135,182	85,578	24,177	696
	3,178,631	14,558,176	(12,600,000)	5,159,695		56,622	5,442

Inverse Dow 2x Strategy Fund
Guggenheim Strategy Fund I	1,564,668	8,819,662	(9,890,000)	502,923	20,117	29,625	5,324
Guggenheim Strategy Fund II	—	7,714,051	(7,222,000)	505,039	20,242	24,998	9,771
	1,564,668	16,533,713	(17,112,000)	1,007,962		54,623	15,095

Government Long Bond 1.2x Strategy Fund
Guggenheim Strategy Fund I	4,535,937	36,427,549	(38,519,969)	2,439,945	97,598	52,368	(10,600)
Guggenheim Strategy Fund II	—	6,251,604	(3,510,000)	2,752,226	110,310	26,282	241
	4,535,937	42,679,153	(42,029,969)	5,192,171		78,650	(10,359)

Inverse Government Long Bond Strategy Fund
Guggenheim Strategy Fund I	1,580,072	6,225,164	(6,775,000)	1,040,281	41,611	25,072	2,237
Guggenheim Strategy Fund II	—	5,934,396	(4,900,000)	1,049,547	42,066	24,274	7,496
	1,580,072	12,159,560	(11,675,000)	2,089,828		49,346	9,733

High Yield Strategy Fund
Guggenheim Strategy Fund I	1,571,948	6,540,587	(6,210,981)	1,918,340	76,734	40,395	4,857
Guggenheim Strategy Fund II	1,265,830	5,554,677	(4,330,000)	2,516,026	100,843	54,574	(55)
	2,837,778	12,095,264	(10,540,981)	4,434,366		94,969	4,802

11. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 11, 2017. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2016. The Funds did not have any borrowings outstanding under this agreement at December 31, 2016.

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NOTES TO FINANCIAL STATEMENTS (continued)

The average daily balances borrowed for the year ended December 31, 2016, were as follows:

Fund	Average Daily Balance
Nova Fund	$10,524
Inverse S&P 500® Strategy Fund	2,623
NASDAQ-100® Fund	188,361
Inverse NASDAQ-100® Strategy Fund	672
S&P 500® 2x Strategy Fund	4,196
NASDAQ-100® 2x Strategy Fund	75,981
Mid-Cap 1.5x Strategy Fund	1,043
Inverse Mid-Cap Strategy Fund	726
Russell 2000® 2x Strategy Fund	20,175
Russell 2000® 1.5x Strategy Fund	37,469
Inverse Russell 2000® Strategy Fund	315
Dow 2x Strategy Fund	32,653
Inverse Dow 2x Strategy Fund	3,548
Government Long Bond 1.2x Strategy Fund	65,724
Inverse Government Long Bond Strategy Fund	328
High Yield Strategy Fund	4,302

12. Share Splits

Effective December 1, 2016, a share split occurred for the following funds:

Fund	Split Type
Nova Fund	Two-for-One Share Split
Inverse S&P 500® Strategy Fund	One-for-Six Reverse Share Split
Inverse NASDAQ-100® Strategy Fund	One-for-Four Reverse Share Split
Inverse Mid-Cap Strategy Fund	One-for-Three Reverse Share Split
Inverse Russell 2000® Strategy Fund	One-for-Three Reverse Share Split
Inverse Dow 2x Strategy Fund	One-for-Three Reverse Share Split
Inverse Government Long Bond Strategy Fund	One-for-Three Reverse Share Split
High Yield Strategy Fund	One-for-Three Reverse Share Split

The effect of the share split was to multiply the number of outstanding shares of the Nova Fund by its split ratio, resulting in a corresponding decrease in the NAV. The effect of reverse share split was to divide the number of outstanding shares of the Funds by the respective split ratio, resulting in a corresponding increase in the net asset value per share. The share transactions presented in the Statements of Changes in net assets and the per share data in the Financial Highlights for each of the periods presented prior to the effective date have been restated to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

13. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

198 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but any party might ask the Court to direct entry of a final judgment in order to make the order immediately appealable.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust Action”). Its funds may also be putative members of the proposed defendant classes in Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust Action”) and Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Creditor Trust Action and Reichman allege claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer. The Litigation Trust Action alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On April 7, 2014, the plaintiff filed a Third Amended Complaint in the Creditor Trust Action, a Second Amended Complaint in the Litigation Trust Action, and an Amended Complaint in Reichman.

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NOTES TO FINANCIAL STATEMENTS (concluded)

On May 8, 2014, the plaintiff in the Litigation Trust Action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the intentional fraudulent transfer claims in the Creditor Trust Action, the Litigation Trust Action, and in Reichman, but denied the motion to dismiss the constructive fraudulent transfer claims in the Creditor Trust Action and in Reichman. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff has appealed the dismissal to the U.S. District Court for the Southern District of New York.

On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust Action and Reichman in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. The U.S. District Court for the Southern District of New York has not yet accepted the Bankruptcy Court’s recommendation or entered a final judgment.

On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust Action and remanded to the Bankruptcy Court for further proceedings. The District Court found that the fraudulent intent that mattered was that of Lyondell’s CEO, not its board, because the CEO’s intent could be imputed to Lyondell under Delaware law agency principles. The District Court did note, however, that plaintiff faces a high standard for proving “actual intent” to harm creditors, and that it remains to be seen whether plaintiff will be able to make this showing. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. In light of this ruling, the federal intentional fraudulent conveyance claim will move forward before the Bankruptcy Court, but a schedule for that case has not yet been set.

These lawsuits do not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

200 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund and U.S Government Money Market Fund (seventeen of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (seventeen of the series constituting the Rydex Variable Trust) at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 28, 2017

THE RYDEX FUNDS ANNUAL REPORT | 201

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

In January 2017, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2016.

The following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
NASDAQ-100® Fund	25.50%
S&P 500® 2x Strategy Fund	100.00%

With respect to the taxable year ended December 31, 2016, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	Subject to the 15% rate:	From Proceeds of Shareholder Redemptions:
Nova Fund	$—	$1,357,273
NASDAQ-100® Fund	4,817,270	7,482,995
S&P 500® 2x Strategy Fund	2,375,553	1,313,307
NASDAQ-100® 2x Strategy Fund	2,940,879	200,280
Mid-Cap 1.5x Strategy Fund	750,000	4,578
Russell 2000® 2x Strategy Fund	—	102,217
Russell 2000® 1.5x Strategy Fund	—	763,410
Dow 2x Strategy Fund	—	52,482
Government Long Bond 1.2x Strategy Fund	—	405,712

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

202 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	President and Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	230

Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Angela Brock-Kyle***** (1959)	Trustee from August 2016 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	135	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	135	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	135	Epiphany Funds (4) (2009-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Vice Chairman of the Board from 2014 to present (Chairman of the Board from 2006 to 2014); Trustee and Member of the Audit Committee from 1997 to present; Chairman (since 2014) and Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	135	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Trustee and Member of the Audit Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	135	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Member of the Nominating Committee from 2005 to present; and Member of the Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	135	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Chairman and Member of the Nominating Committee from 2004 to present; Chairman and Member of the Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	135	None.
Sandra G. Sponem***** (1958)	Trustee from August 2016 to present.	Current: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-present).	135	None.

204 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (1999-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Joanna M. Catalucci (1966)	AML Officer (2016-present)

Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Managing Director of Transparent Value, LLC (April 2015-present); Managing Director of Guggenheim Investments (April 2015-present).

Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

THE RYDEX FUNDS ANNUAL REPORT | 205

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.
*****	Mses. Brock-Kyle and Sponem commence serving as independent Trustees effective August 18, 2016.

206 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

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12.31.2016

Rydex Variable Trust Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund

International Equity Funds
Europe 1.25x Strategy Fund
Japan 2x Strategy Fund

Specialty Funds
Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund

GuggenheimInvestments.com	RVATB2-ANN-2-1216x1217

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	9
S&P 500® PURE VALUE FUND	16
S&P MIDCAP 400® PURE GROWTH FUND	24
S&P MIDCAP 400® PURE VALUE FUND	31
S&P SMALLCAP 600® PURE GROWTH FUND	38
S&P SMALLCAP 600® PURE VALUE FUND	46
EUROPE 1.25x STRATEGY FUND	54
JAPAN 2x STRATEGY FUND	62
STRENGTHENING DOLLAR 2x STRATEGY FUND	69
WEAKENING DOLLAR 2x STRATEGY FUND	76
NOTES TO FINANCIAL STATEMENTS	83
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	99
OTHER INFORMATION	100
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	101
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	105

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2016

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for ten funds that are part of the Rydex Variable Trust (the “Funds”). This report covers performance of the Funds for the annual period ended December 31, 2016.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
January 31, 2017

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2016

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

Pure Style Funds may not be suitable for all investors. ● The Funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the funds are not actively “managed.” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. ● The Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Funds’ ability to achieve its investment objective and may decrease the Fund’s performance. ● These Funds are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will appreciate in value relative to the U.S. dollar. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. ● Please read the prospectus for more detailed information regarding these and other risks.

Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the US dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective ● Please read the prospectus for more detailed information regarding these and other risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2016

Behind the performance numbers for the past 12 months are a multitude of events that unfolded throughout 2016, including an increase in U.S. corporate defaults, several quarters of negative earnings growth, stubbornly low inflation across the globe, the British vote to exit the European Union, and a U.S. presidential election outcome that defied investor expectations and polling trends. That was on top of one of the worst selloffs for U.S. corporate bonds since the financial crisis in the first six weeks of the year, and one of the worst selloffs in government bonds since 2013’s taper tantrum in the fourth quarter, and the Standard & Poor’s 500® (“S&P 500”) Index* falling almost 11% early in the year. Nevertheless, or perhaps because of all the pre-election turmoil, between election day and the end of December, the S&P 500 rallied 4.6%, high-yield spreads tightened 83 basis points, and 10-year Treasury yields rose 57 basis points.

The market reaction to the outcome of the U.S. presidential election set the stage for the U.S. Federal Reserve (the “Fed”) to hike in December. As widely expected, the Fed raised target interest rates by 25 basis points from a range of 0.25–0.50% to 0.50–0.75%. More importantly, the Federal Open Market Committee (“FOMC”) now projects three rate increases in 2017, up from two in September.

The upward shift appears to reflect the view that there may be less room for accommodative policy to continue in light of recent labor market data. We believe the participation rate introduces meaningful uncertainty to the pace of Fed tightening. In 2016, a rising participation rate helped keep the Fed at bay for most of the year as it stabilized the unemployment rate slightly above what the Fed considers full employment. However, the participation trend reversed in October and November, causing the unemployment rate to decline to only 4.7% by December.

Early indications that fiscal spending (and/or tax cuts) will be prioritized in the new administration suggest that the risks to real Gross Domestic Product (“GDP”) growth in 2017 and 2018 are now skewed to the upside. U.S. real GDP grew by 3.5% in the third quarter, up from 1.4% in the second quarter. We expect output to rise by around 2% on average in coming quarters, a bit faster than the trend rate over the past year, as drags from past dollar strength and an inventory adjustment cycle fade.

A post-election rise in consumer confidence, along with continued income growth and healthier household balance sheets, bodes well for consumption in the coming quarters. The trend rate of job growth should slow as we near full employment. Even so, the unemployment rate should continue to fall toward 4.0% as employment growth outstrips labor force growth. A tighter labor market will begin to put more upward pressure on wage growth, which is being held back by meager productivity gains. An improving labor market, low borrowing costs, and rising household formation will continue to bolster housing, as evidenced by housing starts at cyclical highs. Key inflation measures will rise over the next year due to energy price base effects and reductions in labor market slack.

Given our view that the Fed will raise rates three, possibly four, times in 2017, the effects of monetary policy divergence will be important to watch as two major central banks, the European Central Bank (“ECB”) and the Bank of Japan (“BOJ”), continue their purchase programs. In December, the ECB committed to extend its asset-purchase program through the end of 2017, albeit at a reduced monthly pace of €60 billion (from €80 billion currently) beginning in April. The ECB also changed its criteria for asset purchases, allowing the purchase of sovereign bonds with yields lower than the -0.40% deposit rate. In our view, the extension of the program to at least the end of 2017 makes it highly likely that the ECB will continue to buy assets well into 2018. The growing gap in policy rates and global yields could drive further U.S. dollar appreciation, which would weigh on oil prices and stem the recovery in the energy market. Currently, our oil model projects oil prices will remain below $60 per barrel through the end of 2017.

For the year ended December 31, 2016, the S&P 500 Index returned 11.96%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 1.00%. The return of the MSCI Emerging Markets Index* was 11.19%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 2.65% return for the year, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 17.13%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.33% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2016

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX®Europe 50 Index provides a blue-chip representation of supersector leaders in the eurozone. The index covers 50 stocks from 12 eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

The USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2016 and ending December 31, 2016.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund	1.56%	2.67%	$ 1,000.00	$ 1,026.70	$ 7.97
S&P 500® Pure Value Fund	1.56%	12.82%	1,000.00	1,128.20	8.37
S&P MidCap 400® Pure Growth Fund	1.56%	5.28%	1,000.00	1,052.80	8.07
S&P MidCap 400® Pure Value Fund	1.56%	19.43%	1,000.00	1,194.30	8.63
S&P SmallCap 600® Pure Growth Fund	1.56%	16.80%	1,000.00	1,168.00	8.52
S&P SmallCap 600® Pure Value Fund	1.56%	27.17%	1,000.00	1,271.70	8.93
Europe 1.25x Strategy Fund	1.73%	0.21%	1,000.00	1,002.10	8.73
Japan 2x Strategy Fund	1.56%	13.04%	1,000.00	1,130.40	8.38
Strengthening Dollar 2x Strategy Fund	1.76%	13.90%	1,000.00	1,139.00	9.49
Weakening Dollar 2x Strategy Fund	1.75%	(12.99%)	1,000.00	870.10	8.25

Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund	1.56%	5.00%	$ 1,000.00	$ 1,017.34	$ 7.93
S&P 500® Pure Value Fund	1.56%	5.00%	1,000.00	1,017.34	7.93
S&P MidCap 400® Pure Growth Fund	1.56%	5.00%	1,000.00	1,017.34	7.93
S&P MidCap 400® Pure Value Fund	1.56%	5.00%	1,000.00	1,017.34	7.93
S&P SmallCap 600® Pure Growth Fund	1.56%	5.00%	1,000.00	1,017.34	7.93
S&P SmallCap 600® Pure Value Fund	1.56%	5.00%	1,000.00	1,017.34	7.93
Europe 1.25x Strategy Fund	1.73%	5.00%	1,000.00	1,016.48	8.79
Japan 2x Strategy Fund	1.56%	5.00%	1,000.00	1,017.34	7.93
Strengthening Dollar 2x Strategy Fund	1.76%	5.00%	1,000.00	1,016.33	8.94
Weakening Dollar 2x Strategy Fund	1.75%	5.00%	1,000.00	1,016.38	8.89

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2016 to December 31, 2016.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2016, S&P 500® Pure Growth Fund returned 2.58%, compared with a return of 4.24% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

Information Technology was the sector contributing the most to the return of the underlying index, followed by Materials. Health Care was the sector that detracted the most from performance, followed by Consumer Discretionary.

Stocks contributing the most to return of the underlying index were NVIDIA Corp., Martin Marietta Materials, Inc., and Applied Materials, Inc. TripAdvisor, Inc., Regeneron Pharmaceuticals, Inc., and Alexion Pharmaceuticals, Inc. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Applied Materials, Inc.	2.6%
NVIDIA Corp.	2.2%
Ulta Salon Cosmetics & Fragrance, Inc.	2.0%
Lam Research Corp.	1.7%
Quanta Services, Inc.	1.7%
Broadcom Ltd.	1.6%
UnitedHealth Group, Inc.	1.6%
Prologis, Inc.	1.5%
Vulcan Materials Co.	1.5%
F5 Networks, Inc.	1.5%
Top Ten Total	17.9%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
S&P 500® Pure Growth Fund	2.58%	13.29%	7.93%
S&P 500 Pure Growth Index	4.24%	15.23%	9.87%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
S&P 500® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 100.5%

Technology - 20.0%
Applied Materials, Inc.	35,601	$1,148,844
NVIDIA Corp.	9,220	984,144
Lam Research Corp.	7,033	743,599
Broadcom Ltd.	4,047	715,388
Microchip Technology, Inc.	7,974	511,532
Akamai Technologies, Inc.*	6,125	408,415
Skyworks Solutions, Inc.	5,277	393,981
Activision Blizzard, Inc.	10,430	376,628
salesforce.com, Inc.*	5,360	366,946
Citrix Systems, Inc.*	3,730	333,126
Adobe Systems, Inc.*	2,930	301,644
Fidelity National Information Services, Inc.	3,900	294,996
QUALCOMM, Inc.	4,470	291,444
Electronic Arts, Inc.*	3,682	289,994
Linear Technology Corp.	4,600	286,810
Red Hat, Inc.*	4,104	286,049
Texas Instruments, Inc.	3,890	283,853
Analog Devices, Inc.	3,820	277,408
Fiserv, Inc.*	2,230	237,004
Cerner Corp.*	4,929	233,487
Total Technology		8,765,292

Consumer, Non-cyclical - 16.9%
Quanta Services, Inc.*	20,790	724,531
UnitedHealth Group, Inc.	4,340	694,573
Celgene Corp.*	4,422	511,846
Constellation Brands, Inc. — Class A	3,200	490,592
Biogen, Inc.*	1,558	441,818
Humana, Inc.	2,080	424,382
Aetna, Inc.	3,296	408,737
PayPal Holdings, Inc.*	10,110	399,041
Verisk Analytics, Inc. — Class A*	4,440	360,395
Cintas Corp.	2,892	334,200
United Rentals, Inc.*	3,010	317,796
Total System Services, Inc.	6,420	314,773
Becton Dickinson and Co.	1,760	291,368
Edwards Lifesciences Corp.*	3,060	286,722
S&P Global, Inc.	2,490	267,775
Gilead Sciences, Inc.	3,380	242,042
CR Bard, Inc.	1,070	240,386
Stryker Corp.	1,950	233,630
Boston Scientific Corp.*	10,700	231,441
Intuitive Surgical, Inc.*	360	228,301
Total Consumer, Non-cyclical		7,444,349

Consumer, Cyclical - 15.8%
Ulta Salon Cosmetics & Fragrance, Inc.*	3,520	897,389
Starbucks Corp.	11,090	615,716
United Continental Holdings, Inc.*	7,040	513,075
Dollar Tree, Inc.*	6,565	506,687
Darden Restaurants, Inc.	6,730	489,406
LKQ Corp.*	15,940	488,561
Urban Outfitters, Inc.*	17,030	485,014
Michael Kors Holdings Ltd.*	10,690	459,456
Ross Stores, Inc.	5,930	389,008
Harman International Industries, Inc.	3,030	336,815
Dollar General Corp.	4,490	332,574
Harley-Davidson, Inc.	4,700	274,198
O’Reilly Automotive, Inc.*	920	256,138
Southwest Airlines Co.	4,969	247,655
Advance Auto Parts, Inc.	1,420	240,150
Marriott International, Inc. — Class A	2,870	237,292
Hasbro, Inc.	2,460	191,363
Total Consumer, Cyclical		6,960,497

Financial - 15.3%
Prologis, Inc.	12,890	680,463
UDR, Inc.	14,129	515,425
E*TRADE Financial Corp.*	14,843	514,310
Apartment Investment & Management Co. — Class A	11,020	500,858
Intercontinental Exchange, Inc.	8,400	473,928
Host Hotels & Resorts, Inc.	21,070	396,959
AvalonBay Communities, Inc.	2,230	395,045
General Growth Properties, Inc.	14,960	373,701
Welltower, Inc.	5,370	359,414
American Tower Corp. — Class A	3,380	357,198
Kimco Realty Corp.	12,880	324,061
Digital Realty Trust, Inc.	3,150	309,519
Charles Schwab Corp.	7,246	286,000
Arthur J Gallagher & Co.	5,130	266,555
Discover Financial Services	3,690	266,012
Extra Space Storage, Inc.	3,190	246,396
Mastercard, Inc. — Class A	2,140	220,955
Marsh & McLennan Companies, Inc.	3,110	210,205
Total Financial		6,697,004

Communications - 14.7%
F5 Networks, Inc.*	4,510	652,687
Facebook, Inc. — Class A*	5,361	616,783
Charter Communications, Inc. — Class A*	2,070	595,994
Amazon.com, Inc.*	740	554,904
Motorola Solutions, Inc.	6,350	526,352
Priceline Group, Inc.*	344	504,324
Scripps Networks Interactive, Inc. — Class A	6,720	479,606
Netflix, Inc.*	3,040	376,352
Time Warner, Inc.	3,710	358,126
Expedia, Inc.	3,103	351,508
CBS Corp. — Class B	5,440	346,093
Comcast Corp. — Class A	3,710	256,176
VeriSign, Inc.*	2,863	217,788
Discovery Communications, Inc. — Class C*	7,520	201,386
Discovery Communications, Inc. — Class A*	5,200	142,532
Alphabet, Inc. — Class A*	168	133,132
Alphabet, Inc. — Class C*	170	131,209
Total Communications		6,444,952

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
S&P 500® PURE GROWTH FUND

	Shares	Value

Industrial - 14.2%
Vulcan Materials Co.	5,240	$655,786
Corning, Inc.	24,950	605,536
Ingersoll-Rand plc	6,510	488,510
Martin Marietta Materials, Inc.	2,080	460,782
TransDigm Group, Inc.	1,600	398,336
Amphenol Corp. — Class A	5,680	381,696
Northrop Grumman Corp.	1,480	344,218
Cummins, Inc.	2,450	334,842
FedEx Corp.	1,720	320,264
Illinois Tool Works, Inc.	2,580	315,947
Acuity Brands, Inc.	1,350	311,661
Garmin Ltd.	6,320	306,457
General Dynamics Corp.	1,760	303,882
Harris Corp.	2,830	289,990
Republic Services, Inc. — Class A	4,480	255,584
J.B. Hunt Transport Services, Inc.	2,450	237,822
Xylem, Inc.	4,740	234,725
Total Industrial		6,246,038

Basic Materials - 1.6%
Albemarle Corp.	4,750	408,880
Newmont Mining Corp.	8,980	305,949
Total Basic Materials		714,829

Energy - 1.5%
Murphy Oil Corp.	14,020	436,442
Spectra Energy Corp.	5,440	223,530
Total Energy		659,972

Utilities - 0.5%
American Water Works Co., Inc.	2,980	215,633

Total Common Stocks
(Cost $38,413,440)		44,148,566

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.8%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$329,471	329,471
Total Repurchase Agreement
(Cost $329,471)		329,471

Total Investments - 101.3%
(Cost $38,742,911)		$44,478,037
Other Assets & Liabilities, net - (1.3)%		(570,362)
Total Net Assets - 100.0%		$43,907,675

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$44,148,566	$—	$—	$44,148,566
Repurchase Agreement	—	329,471	—	329,471
Total	$44,148,566	$329,471	$—	$44,478,037

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value (cost $38,413,440)	$44,148,566
Repurchase agreements, at value (cost $329,471)	329,471
Total investments (cost $38,742,911)	44,478,037
Receivables:
Fund shares sold	4,095
Dividends	38,228
Interest	4
Securities lending income	580
Total assets	44,520,944

Liabilities:
Payable for:
Fund shares redeemed	468,927
Management fees	28,973
Transfer agent and administrative fees	9,658
Investor service fees	9,658
Portfolio accounting fees	3,863
Miscellaneous	92,190
Total liabilities	613,269
Commitments and contingent liabilities (Note 13)	—
Net assets	$43,907,675

Net assets consist of:
Paid in capital	$37,097,961
Undistributed net investment income	—
Accumulated net realized gain on investments	1,074,588
Net unrealized appreciation on investments	5,735,126
Net assets	$43,907,675
Capital shares outstanding	1,037,714
Net asset value per share	$42.31

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $78)	$431,646
Income from securities lending, net	1,215
Interest	697
Total investment income	433,558

Expenses:
Management fees	318,732
Transfer agent and administrative fees	106,244
Investor service fees	106,244
Portfolio accounting fees	42,497
Professional fees	45,351
Custodian fees	8,571
Trustees’ fees*	4,031
Interest expense	74
Miscellaneous	31,389
Total expenses	663,133
Net investment loss	(229,575)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,957,390
Net realized gain	3,957,390
Net change in unrealized appreciation (depreciation) on:
Investments	(5,310,795)
Net change in unrealized appreciation (depreciation)	(5,310,795)
Net realized and unrealized loss	(1,353,405)
Net decrease in net assets resulting from operations	$(1,582,980)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(229,575)	$(378,756)
Net realized gain on investments	3,957,390	2,410,571
Net change in unrealized appreciation (depreciation) on investments	(5,310,795)	(1,380,559)
Net increase (decrease) in net assets resulting from operations	(1,582,980)	651,256

Distributions to shareholders from:
Net realized gains	(2,097,841)	(5,415,046)
Total distributions to shareholders	(2,097,841)	(5,415,046)

Capital share transactions:
Proceeds from sale of shares	106,079,539	120,560,711
Distributions reinvested	2,097,841	5,415,046
Cost of shares redeemed	(138,232,653)	(131,510,197)
Net decrease from capital share transactions	(30,055,273)	(5,534,440)
Net decrease in net assets	(33,736,094)	(10,298,230)

Net assets:
Beginning of year	77,643,769	87,941,999
End of year	$43,907,675	$77,643,769
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	2,509,196	2,632,584
Shares issued from reinvestment of distributions	49,118	119,775
Shares redeemed	(3,296,405)	(2,827,616)
Net decrease in shares	(738,091)	(75,257)

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$43.72	$47.51	$47.61	$33.69	$29.99
Income (loss) from investment operations:
Net investment income (loss)[a]	(.23)	(.25)	(.33)	(.18)	(.15)
Net gain (loss) on investments (realized and unrealized)	1.38	.91	6.19	14.10	4.13
Total from investment operations	1.15	.66	5.86	13.92	3.98
Less distributions from:
Net realized gains	(2.56)	(4.45)	(5.96)	—	(.28)
Total distributions	(2.56)	(4.45)	(5.96)	—	(.28)
Net asset value, end of period	$42.31	$43.72	$47.51	$47.61	$33.69

Total Return[b]	2.58%	1.08%	12.42%	41.32%	13.31%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,908	$77,644	$87,942	$61,887	$29,326
Ratios to average net assets:
Net investment income (loss)	(0.54%)	(0.54%)	(0.67%)	(0.44%)	(0.46%)
Total expenses	1.56%	1.51%	1.57%	1.54%	1.58%
Portfolio turnover rate	265%	174%	251%	324%	391%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

For the year ended December 31, 2016, S&P 500® Pure Value Fund returned 17.40%, compared with a return of 19.59% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Financials sector was the leading contributor to performance of the underlying index for the period, followed by the Industrials sector. Health Care was the sector that detracted the most from performance, followed by Telecommunications Services.

The strongest contributors to performance of the underlying index for the year included Newmont Mining Corp., Quanta Services, Inc., and Best Buy Co., Inc. The stocks detracting most from performance of the underlying index were First Solar, Inc., McKesson Corp., and AutoNation, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	2.2%
General Motors Co.	1.8%
Valero Energy Corp.	1.8%
Archer-Daniels-Midland Co.	1.7%
Arconic, Inc.	1.6%
Prudential Financial, Inc.	1.6%
Xerox Corp.	1.6%
CenturyLink, Inc.	1.6%
Endo International plc	1.6%
Ford Motor Co.	1.5%
Top Ten Total	17.0%

“Ten Largest Holdings” excludes any temporary cash investments.

16 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
S&P 500® Pure Value Fund	17.40%	15.95%	6.02%
S&P 500 Pure Value Index	19.59%	18.16%	8.16%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS	December 31, 2016
S&P 500® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.7%

Financial - 30.6%
Berkshire Hathaway, Inc. — Class B*	6,061	$987,822
Prudential Financial, Inc.	6,947	722,905
Assurant, Inc.	7,150	663,948
MetLife, Inc.	11,118	599,149
Hartford Financial Services Group, Inc.	12,472	594,291
XL Group Ltd.	15,530	578,648
Lincoln National Corp.	8,730	578,537
Unum Group	13,076	574,429
Loews Corp.	10,712	501,643
Allstate Corp.	6,740	499,569
Citigroup, Inc.	7,830	465,336
Capital One Financial Corp.	5,307	462,982
American International Group, Inc.	7,055	460,762
Bank of America Corp.	19,777	437,072
Travelers Companies, Inc.	3,200	391,744
Aflac, Inc.	5,367	373,543
Regions Financial Corp.	25,330	363,739
Morgan Stanley	8,000	338,000
SunTrust Banks, Inc.	5,892	323,176
Chubb Ltd.	2,328	307,575
JPMorgan Chase & Co.	3,120	269,225
Goldman Sachs Group, Inc.	1,108	265,311
Principal Financial Group, Inc.	4,584	265,230
Fifth Third Bancorp	9,736	262,580
Zions Bancorporation	6,050	260,392
PNC Financial Services Group, Inc.	2,076	242,809
People’s United Financial, Inc.	12,350	239,096
Progressive Corp.	6,720	238,560
Navient Corp.	13,330	219,012
BB&T Corp.	4,303	202,327
Bank of New York Mellon Corp.	4,100	194,258
Wells Fargo & Co.	3,400	187,374
Torchmark Corp.	2,390	176,286
Huntington Bancshares, Inc.	13,130	173,579
State Street Corp.	1,860	144,559
Invesco Ltd.	4,590	139,261
Total Financial		13,704,729

Consumer, Cyclical - 19.9%
General Motors Co.	23,804	829,332
Ford Motor Co.	56,757	688,463
AutoNation, Inc.*	13,160	640,234
Staples, Inc.	58,635	530,647
Goodyear Tire & Rubber Co.	15,660	483,424
CVS Health Corp.	6,110	482,140
Wal-Mart Stores, Inc.	6,838	472,643
Kohl’s Corp.	8,960	442,445
PulteGroup, Inc.	23,090	424,394
Lennar Corp. — Class A	9,290	398,820
Whirlpool Corp.	2,181	396,440
DR Horton, Inc.	14,270	389,999
Bed Bath & Beyond, Inc.	8,210	333,654
Macy’s, Inc.	8,606	308,181
BorgWarner, Inc.	7,060	278,446
Costco Wholesale Corp.	1,520	243,367
Target Corp.	3,310	239,081
PVH Corp.	2,590	233,722
The Gap, Inc.	9,960	223,502
American Airlines Group, Inc.	4,110	191,896
Delta Air Lines, Inc.	3,840	188,890
Walgreens Boots Alliance, Inc.	2,270	187,865
Signet Jewelers Ltd.	1,720	162,127
Carnival Corp.	3,070	159,824
Total Consumer, Cyclical		8,929,536

Consumer, Non-cyclical - 16.1%
Archer-Daniels-Midland Co.	16,515	753,910
Endo International plc*	42,620	701,951
Anthem, Inc.	4,600	661,342
Centene Corp.*	11,540	652,125
Cardinal Health, Inc.	6,929	498,680
McKesson Corp.	3,510	492,980
Kroger Co.	13,600	469,336
Tyson Foods, Inc. — Class A	7,105	438,236
AmerisourceBergen Corp. — Class A	5,400	422,226
Mallinckrodt plc*	8,200	408,524
Express Scripts Holding Co.*	5,570	383,160
Patterson Companies, Inc.	7,590	311,418
Allergan plc*	1,480	310,815
Whole Foods Market, Inc.	9,222	283,669
Cigna Corp.	1,590	212,090
DaVita, Inc.*	3,140	201,588
Total Consumer, Non-cyclical		7,202,050

Energy - 8.5%
Valero Energy Corp.	11,577	790,941
Tesoro Corp.	7,410	648,005
First Solar, Inc.*,1	19,347	620,845
Transocean Ltd.*,1	41,389	610,074
Marathon Petroleum Corp.	11,323	570,113
Phillips 66	4,528	391,264
Marathon Oil Corp.	9,756	168,876
Total Energy		3,800,118

Utilities - 7.3%
Exelon Corp.	13,295	471,841
Entergy Corp.	6,064	445,522
FirstEnergy Corp.	11,419	353,646
AES Corp.	28,878	335,562
Duke Energy Corp.	3,670	284,865
Consolidated Edison, Inc.	3,377	248,817
NRG Energy, Inc.	18,858	231,199
Public Service Enterprise Group, Inc.	4,600	201,848
Eversource Energy	3,550	196,067
Ameren Corp.	3,350	175,741
Xcel Energy, Inc.	3,951	160,806
DTE Energy Co.	1,620	159,586
Total Utilities		3,265,500

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
S&P 500® PURE VALUE FUND

	Shares	Value

Industrial - 6.6%
Arconic, Inc.	39,320	$728,993
Fluor Corp.	9,458	496,734
Ryder System, Inc.	5,014	373,242
WestRock Co.	6,910	350,821
Jacobs Engineering Group, Inc.*	6,105	347,985
Textron, Inc.	5,332	258,922
Johnson Controls International plc	5,310	218,719
Eaton Corp. plc	2,444	163,968
Total Industrial		2,939,384

Communications - 4.7%
CenturyLink, Inc.	29,687	705,957
Frontier Communications Corp.[1]	152,037	513,885
News Corp. — Class A	37,330	427,802
AT&T, Inc.	4,410	187,557
TEGNA, Inc.	6,620	141,602
News Corp. — Class B	11,666	137,659
Total Communications		2,114,462

Technology - 3.4%
Xerox Corp.	81,126	708,229
Hewlett Packard Enterprise Co.	20,500	474,370
HP, Inc.	13,534	200,845
Western Digital Corp.	2,270	154,247
Total Technology		1,537,691

Diversified - 1.3%
Leucadia National Corp.	25,840	600,780

Basic Materials - 1.3%
Mosaic Co.	15,120	443,469
Eastman Chemical Co.	2,060	154,933
Total Basic Materials		598,402

Total Common Stocks
(Cost $38,516,670)		44,692,652

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.6%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$288,514	288,514
Total Repurchase Agreement
(Cost $288,514)		288,514

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.9%
First American Government Obligations Fund - Class Z, 0.42%[4]	1,297,143	1,297,143
Total Securities Lending Collateral
(Cost $1,297,143)		1,297,143

Total Investments - 103.2%
(Cost $40,102,327)		$46,278,309
Other Assets & Liabilities, net - (3.2)%		(1,429,616)
Total Net Assets - 100.0%		$44,848,693

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6 .
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of December 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
S&P 500® PURE VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$44,692,652	$—	$—	$44,692,652
Repurchase Agreement	—	288,514	—	288,514
Securities Lending Collateral	1,297,143	—	—	1,297,143
Total	$45,989,795	$288,514	$—	$46,278,309

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $1,252,777 of securities loaned (cost $39,813,813)	$45,989,795
Repurchase agreements, at value (cost $288,514)	288,514
Total investments (cost $40,102,327)	46,278,309
Receivables:
Dividends	61,326
Interest	4
Securities lending income	294
Total assets	46,339,933

Liabilities:
Payable for:
Return of securities loaned	1,297,143
Fund shares redeemed	66,449
Management fees	28,982
Transfer agent and administrative fees	9,660
Investor service fees	9,660
Portfolio accounting fees	3,864
Miscellaneous	75,482
Total liabilities	1,491,240
Commitments and contingent liabilities (Note 13)	—
Net assets	$44,848,693

Net assets consist of:
Paid in capital	$39,910,893
Undistributed net investment income	311,589
Accumulated net realized loss on investments	(1,549,771)
Net unrealized appreciation on investments	6,175,982
Net assets	$44,848,693
Capital shares outstanding	794,513
Net asset value per share	$56.45

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends	$861,057
Income from securities lending, net	517
Interest	466
Total investment income	862,040

Expenses:
Management fees	264,212
Transfer agent and administrative fees	88,071
Investor service fees	88,071
Portfolio accounting fees	35,228
Professional fees	41,274
Custodian fees	6,942
Trustees’ fees*	2,702
Interest expense	21
Miscellaneous	23,930
Total expenses	550,451
Net investment income	311,589

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,579,759
Net realized gain	2,579,759
Net change in unrealized appreciation (depreciation) on:
Investments	2,366,999
Net change in unrealized appreciation (depreciation)	2,366,999
Net realized and unrealized gain	4,946,758
Net increase in net assets resulting from operations	$5,258,347

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$311,589	$401,556
Net realized gain on investments	2,579,759	1,523,153
Net change in unrealized appreciation (depreciation) on investments	2,366,999	(6,595,973)
Net increase (decrease) in net assets resulting from operations	5,258,347	(4,671,264)

Distributions to shareholders from:
Net investment income	(401,556)	(412,043)
Net realized gains	(1,016,397)	(7,574,286)
Total distributions to shareholders	(1,417,953)	(7,986,329)

Capital share transactions:
Proceeds from sale of shares	74,464,953	61,614,568
Distributions reinvested	1,417,953	7,986,329
Cost of shares redeemed	(67,200,697)	(87,781,822)
Net increase (decrease) from capital share transactions	8,682,209	(18,180,925)
Net increase (decrease) in net assets	12,522,603	(30,838,518)

Net assets:
Beginning of year	32,326,090	63,164,608
End of year	$44,848,693	$32,326,090
Undistributed net investment income at end of year	$311,589	$401,556

Capital share activity:*
Shares sold	1,449,037	1,037,894
Shares issued from reinvestment of distributions	27,250	145,088
Shares redeemed	(1,327,228)	(1,424,416)
Net increase in shares	149,059	(241,434)

*	Capital share activity for the periods presented through December 31, 2016, has been restated to reflect a 2:1 share split effective December 1, 2016 — See Note 12.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]	Year Ended December 31, 2012[c]
Per Share Data
Net asset value, beginning of period	$50.08	$71.22	$69.60	$47.91	$39.39
Income (loss) from investment operations:
Net investment income (loss)[a]	.83	.63	.42	.21	.18
Net gain (loss) on investments (realized and unrealized)	9.87	(5.87)	7.10	21.48	8.56
Total from investment operations	10.70	(5.24)	7.52	21.69	8.74
Less distributions from:
Net investment income	(1.23)	(.82)	(.34)	—	(.22)
Net realized gains	(3.10)	(15.08)	(5.56)	—	—
Total distributions	(4.33)	(15.90)	(5.90)	—	(.22)
Net asset value, end of period	$56.45	$50.08	$71.22	$69.60	$47.91

Total Return[b]	17.40%	(9.38%)	10.94%	45.26%	22.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,849	$32,326	$63,165	$74,001	$28,877
Ratios to average net assets:
Net investment income (loss)	0.88%	1.02%	0.58%	0.35%	0.40%
Total expenses	1.56%	1.51%	1.57%	1.54%	1.58%
Portfolio turnover rate	207%	162%	209%	371%	523%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016 — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2016, S&P MidCap 400® Pure Growth Fund returned 2.70%, compared with a return of 4.59% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Financials sector contributed the most to the return of the underlying index for the period, followed by the Real Estate sector. The leading detractors were the Health Care sector and the Consumer Discretionary sector.

Microsemi Corp., MarketAxess Holdings, Inc., and PrivateBancorp, Inc., added the most to return of the underlying index for the year. WisdomTree Investments, Inc., Synaptics, Inc., and AMC Networks, Inc. Class A detracted the most from performance of the underlying index for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
InterDigital, Inc.	2.6%
WebMD Health Corp. — Class A	2.4%
ABIOMED, Inc.	2.0%
Align Technology, Inc.	1.9%
Kate Spade & Co.	1.8%
NuVasive, Inc.	1.8%
Thor Industries, Inc.	1.8%
Cognex Corp.	1.8%
IDEXX Laboratories, Inc.	1.7%
WellCare Health Plans, Inc.	1.7%
Top Ten Total	19.5%

“Ten Largest Holdings” excludes any temporary cash investments.

24 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Growth Fund	2.70%	9.77%	8.59%
S&P MidCap 400 Pure Growth Index	4.59%	11.39%	10.34%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS	December 31, 2016
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 100.2%

Consumer, Cyclical - 21.7%
Kate Spade & Co.*	18,660	$348,382
Thor Industries, Inc.	3,370	337,169
Domino’s Pizza, Inc.	1,890	300,964
Papa John’s International, Inc.	3,140	268,721
Skechers U.S.A., Inc. — Class A*	9,834	241,720
Jack in the Box, Inc.	2,080	232,211
Copart, Inc.*	4,190	232,168
Dick’s Sporting Goods, Inc.	4,370	232,047
Texas Roadhouse, Inc. — Class A	4,630	223,351
Wendy’s Co.	15,597	210,871
Churchill Downs, Inc.	1,240	186,558
MSC Industrial Direct Company, Inc. — Class A	1,960	181,084
Toro Co.	3,150	176,243
Dunkin’ Brands Group, Inc.	3,028	158,788
NVR, Inc.*	89	148,541
Pool Corp.	1,404	146,493
Panera Bread Co. — Class A*	669	137,205
Buffalo Wild Wings, Inc.*	874	134,946
Brinker International, Inc.	2,560	126,797
Cheesecake Factory, Inc.	2,030	121,556
Total Consumer, Cyclical		4,145,815

Consumer, Non-cyclical - 20.6%
ABIOMED, Inc.*	3,360	378,605
Align Technology, Inc.*	3,797	365,006
NuVasive, Inc.*	5,020	338,146
IDEXX Laboratories, Inc.*	2,760	323,665
WellCare Health Plans, Inc.*	2,310	316,655
WhiteWave Foods Co. — Class A*	5,544	308,246
MarketAxess Holdings, Inc.	2,013	295,750
Avis Budget Group, Inc.*	6,160	225,949
VCA, Inc.*	3,087	211,923
HealthSouth Corp.	4,900	202,076
CoreLogic, Inc.*	5,350	197,041
Post Holdings, Inc.*	2,368	190,364
Bio-Techne Corp.	1,740	178,924
Gartner, Inc.*	1,449	146,450
Akorn, Inc.*	6,131	133,840
Sotheby’s*,1	2,890	115,195
Total Consumer, Non-cyclical		3,927,835

Industrial - 17.9%
Cognex Corp.	5,284	336,168
Packaging Corporation of America	3,321	281,687
Eagle Materials, Inc.	2,558	252,040
Carlisle Companies, Inc.	2,060	227,198
Granite Construction, Inc.	4,040	222,200
Nordson Corp.	1,980	221,859
Littelfuse, Inc.	1,270	192,748
Old Dominion Freight Line, Inc.*	2,240	192,170
Gentex Corp.	8,620	169,728
Worthington Industries, Inc.	3,500	166,040
CLARCOR, Inc.	1,850	152,570
Landstar System, Inc.	1,720	146,716
Zebra Technologies Corp. — Class A*	1,621	139,017
AO Smith Corp.	2,684	127,087
Huntington Ingalls Industries, Inc.	660	121,565
Woodward, Inc.	1,740	120,147
Curtiss-Wright Corp.	1,170	115,081
Crane Co.	1,570	113,228
EnerSys	1,370	106,997
Total Industrial		3,404,246

Financial - 17.1%
SLM Corp.*	28,660	315,833
First Horizon National Corp.	14,983	299,810
Communications Sales & Leasing, Inc.	11,000	279,509
First Industrial Realty Trust, Inc.	9,080	254,694
Primerica, Inc.	3,450	238,568
Kilroy Realty Corp.	3,150	230,643
DCT Industrial Trust, Inc.	4,280	204,926
Education Realty Trust, Inc.	4,690	198,387
Brown & Brown, Inc.	4,340	194,692
Equity One, Inc.	6,193	190,064
Washington Federal, Inc.	4,640	159,384
Weingarten Realty Investors	4,265	152,644
Bank of the Ozarks, Inc.	2,814	147,988
Duke Realty Corp.	5,110	135,722
Lamar Advertising Co. — Class A	1,974	132,732
Liberty Property Trust	2,990	118,105
Total Financial		3,253,701

Technology - 13.5%
Cirrus Logic, Inc.*	5,510	311,536
Microsemi Corp.*	4,500	242,864
Intersil Corp. — Class A	9,770	217,871
Monolithic Power Systems, Inc.	2,570	210,560
NCR Corp.*	4,670	189,415
Science Applications International Corp.	2,160	183,168
Ultimate Software Group, Inc.*	965	175,968
MAXIMUS, Inc.	3,100	172,949
Mentor Graphics Corp.	4,320	159,365
MSCI, Inc. — Class A	1,818	143,222
Integrated Device Technology, Inc.*	5,654	133,208
Fair Isaac Corp.	1,005	119,816
Broadridge Financial Solutions, Inc.	1,589	105,351
IPG Photonics Corp.*	1,045	103,152
CommVault Systems, Inc.*	1,960	100,744
Total Technology		2,569,189

Communications - 5.0%
InterDigital, Inc.	5,520	504,252
WebMD Health Corp. — Class A*	9,159	454,012
Total Communications		958,264

Basic Materials - 2.9%
Royal Gold, Inc.	4,390	278,106
Minerals Technologies, Inc.	3,530	272,693
Total Basic Materials		550,799

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

Utilities - 1.5%
Southwest Gas Holdings, Inc.	2,060	$157,837
MDU Resources Group, Inc.	4,750	136,658
Total Utilities		294,495

Total Common Stocks
(Cost $17,621,280)		19,104,344

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.7%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$129,689	129,689
Total Repurchase Agreement
(Cost $129,689)		129,689

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.4%
First American Government Obligations Fund - Class Z, 0.42%[4]	82,697	$82,697
Total Securities Lending Collateral
(Cost $82,697)		82,697

Total Investments - 101.3%
(Cost $17,833,666)		$19,316,730
Other Assets & Liabilities, net - (1.3)%		(255,891)
Total Net Assets - 100.0%		$19,060,839

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of December 31, 2016.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$19,104,344	$—	$—	$19,104,344
Repurchase Agreement	—	129,689	—	129,689
Securities Lending Collateral	82,697	—	—	82,697
Total	$19,187,041	$129,689	$—	$19,316,730

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $80,398 of securities loaned (cost $17,703,977)	$19,187,041
Repurchase agreements, at value (cost $129,689)	129,689
Total investments (cost $17,833,666)	19,316,730
Receivables:
Fund shares sold	999,815
Dividends	28,376
Interest	2
Securities lending income	230
Total assets	20,345,153

Liabilities:
Payable for:
Securities purchased	1,132,011
Return of securities loaned	82,697
Management fees	11,986
Transfer agent and administrative fees	3,996
Investor service fees	3,996
Portfolio accounting fees	1,598
Fund shares redeemed	388
Miscellaneous	47,642
Total liabilities	1,284,314
Commitments and contingent liabilities (Note 13)	—
Net assets	$19,060,839

Net assets consist of:
Paid in capital	$18,576,646
Undistributed net investment income	—
Accumulated net realized loss on investments	(998,871)
Net unrealized appreciation on investments	1,483,064
Net assets	$19,060,839
Capital shares outstanding	575,732
Net asset value per share	$33.11

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends	$175,938
Income from securities lending, net	769
Interest	363
Total investment income	177,070

Expenses:
Management fees	156,408
Transfer agent and administrative fees	52,136
Investor service fees	52,136
Portfolio accounting fees	20,854
Professional fees	18,886
Custodian fees	4,333
Trustees’ fees*	2,090
Interest expense	64
Miscellaneous	18,312
Total expenses	325,219
Net investment loss	(148,149)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,320,585
Net realized gain	1,320,585
Net change in unrealized appreciation (depreciation) on:
Investments	(2,117,736)
Net change in unrealized appreciation (depreciation)	(2,117,736)
Net realized and unrealized loss	(797,151)
Net decrease in net assets resulting from operations	$(945,300)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(148,149)	$(273,091)
Net realized gain (loss) on investments	1,320,585	(1,860,388)
Net change in unrealized appreciation (depreciation) on investments	(2,117,736)	664,684
Net decrease in net assets resulting from operations	(945,300)	(1,468,795)

Distributions to shareholders from:
Net realized gains	—	(3,076,475)
Total distributions to shareholders	—	(3,076,475)

Capital share transactions:
Proceeds from sale of shares	53,165,131	105,502,833
Distributions reinvested	—	3,076,475
Cost of shares redeemed	(67,302,715)	(99,817,148)
Net increase (decrease) from capital share transactions	(14,137,584)	8,762,160
Net increase (decrease) in net assets	(15,082,884)	4,216,890

Net assets:
Beginning of year	34,143,723	29,926,833
End of year	$19,060,839	$34,143,723
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	1,665,435	2,978,072
Shares issued from reinvestment of distributions	—	87,251
Shares redeemed	(2,148,974)	(2,884,902)
Net increase (decrease) in shares	(483,539)	180,421

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$32.23	$34.05	$43.02	$34.66	$36.51
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.22)	(.28)	(.17)	(.23)
Net gain (loss) on investments (realized and unrealized)	1.10	.88	(.31)	11.79	5.80
Total from investment operations	.88	.66	(.59)	11.62	5.57
Less distributions from:
Net realized gains	—	(2.48)	(8.38)	(3.26)	(7.42)
Total distributions	—	(2.48)	(8.38)	(3.26)	(7.42)
Net asset value, end of period	$33.11	$32.23	$34.05	$43.02	$34.66

Total Return[b]	2.70%	1.32%	(1.55%)	34.05%	16.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,061	$34,144	$29,927	$49,701	$32,343
Ratios to average net assets:
Net investment income (loss)	(0.71%)	(0.64%)	(0.67%)	(0.43%)	(0.58%)
Total expenses	1.56%	1.50%	1.57%	1.54%	1.58%
Portfolio turnover rate	296%	269%	380%	335%	234%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

For the year ended December 31, 2016, S&P MidCap 400® Pure Value Fund returned 28.89%, compared with a return of 31.32% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Materials and Industrials sectors contributed the most to the return of the underlying index for the period. The Health Care sector was the only one to detract from return.

Unites States Steel Corp., Joy Global, Inc., and Talen Energy Corp. added the most to return of the underlying index for the year. Community Health Systems, Inc., SunEdison, Inc., and Triumph Group, Inc. detracted the most from performance of the underlying index for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
KB Home	2.3%
LifePoint Health, Inc.	2.3%
Domtar Corp.	2.0%
Avnet, Inc.	2.0%
GameStop Corp. — Class A	2.0%
Arrow Electronics, Inc.	1.9%
Jabil Circuit, Inc.	1.8%
Noble Corporation plc	1.8%
Telephone & Data Systems, Inc.	1.8%
Tech Data Corp.	1.7%
Top Ten Total	19.6%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Value Fund	28.89%	14.01%	5.99%
S&P MidCap 400 Pure Value Index	31.32%	16.24%	8.18%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

32 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Financial - 24.8%
CNO Financial Group, Inc.	26,500	$507,475
Reinsurance Group of America, Inc. — Class A	3,954	497,531
Old Republic International Corp.	23,940	454,860
Genworth Financial, Inc. — Class A*	111,799	425,954
Aspen Insurance Holdings Ltd.	7,605	418,275
Hanover Insurance Group, Inc.	4,219	383,970
Kemper Corp.	8,059	357,014
First American Financial Corp.	9,276	339,780
Everest Re Group Ltd.	1,441	311,832
Jones Lang LaSalle, Inc.	2,970	300,089
Alleghany Corp.*	490	297,979
Quality Care Properties, Inc.*	19,180	297,290
Medical Properties Trust, Inc.	22,290	274,167
Legg Mason, Inc.	9,100	272,181
WR Berkley Corp.	3,684	245,023
Umpqua Holdings Corp.	12,641	237,398
American Financial Group, Inc.	2,650	233,518
Cousins Properties, Inc.	27,080	230,451
LaSalle Hotel Properties	6,120	186,476
Endurance Specialty Holdings Ltd.	1,895	175,098
Stifel Financial Corp.*	3,490	174,326
Associated Banc-Corp.	6,895	170,307
TCF Financial Corp.	8,477	166,064
Mercury General Corp.	2,660	160,159
Waddell & Reed Financial, Inc. — Class A1	6,490	126,620
CoreCivic, Inc.	5,020	122,789
Janus Capital Group, Inc.	8,930	118,501
Total Financial		7,485,127

Consumer, Cyclical - 19.2%
KB Home	44,441	702,613
GameStop Corp. — Class A	23,870	602,956
CalAtlantic Group, Inc.	15,410	524,094
World Fuel Services Corp.	11,117	510,381
Office Depot, Inc.	111,310	503,121
TRI Pointe Group, Inc.*	35,760	410,525
CST Brands, Inc.	7,579	364,929
Toll Brothers, Inc.*	10,710	332,010
Fossil Group, Inc.*,1	11,450	296,097
Dana, Inc.	15,203	288,553
Big Lots, Inc.	5,188	260,489
JetBlue Airways Corp.*	9,740	218,371
Restoration Hardware Holdings, Inc.*,1	6,950	213,365
J.C. Penney Company, Inc.*,1	19,856	165,003
International Speedway Corp. — Class A	4,380	161,184
American Eagle Outfitters, Inc.	8,580	130,159
HSN, Inc.	3,410	116,963
Total Consumer, Cyclical		5,800,813

Industrial - 18.7%
Avnet, Inc.	12,860	612,264
Arrow Electronics, Inc.*	8,004	570,685
Jabil Circuit, Inc.	23,491	556,032
Tech Data Corp.*	6,224	527,048
AECOM*	11,397	414,394
Trinity Industries, Inc.	13,935	386,836
Terex Corp.	10,945	345,096
KLX, Inc.*	7,378	332,822
AGCO Corp.	5,202	300,988
KBR, Inc.	14,800	247,012
Owens-Illinois, Inc.*	13,370	232,772
Vishay Intertechnology, Inc.	12,972	210,146
Cree, Inc.*,1	7,710	203,467
Regal Beloit Corp.	2,602	180,189
Werner Enterprises, Inc.	5,144	138,631
Esterline Technologies Corp.*	1,520	135,584
Kirby Corp.*	1,990	132,335
Greif, Inc. — Class A	2,548	130,738
Total Industrial		5,657,039

Consumer, Non-cyclical - 16.4%
LifePoint Health, Inc.*	11,999	681,544
United Natural Foods, Inc.*	10,331	492,995
Molina Healthcare, Inc.*	8,480	460,125
Owens & Minor, Inc.	12,332	435,196
ManpowerGroup, Inc.	4,597	408,535
Dean Foods Co.	17,774	387,118
Aaron’s, Inc.	11,267	360,431
Graham Holdings Co. — Class B	675	345,566
TreeHouse Foods, Inc.*	4,220	304,642
DeVry Education Group, Inc.	8,295	258,804
FTI Consulting, Inc.*	5,432	244,875
Tenet Healthcare Corp.*	10,555	156,636
Halyard Health, Inc.*	4,170	154,207
Flowers Foods, Inc.	7,460	148,976
Avon Products, Inc.*	23,099	116,419
Total Consumer, Non-cyclical		4,956,069

Energy - 7.3%
Noble Corporation plc	92,029	544,811
Rowan Companies plc — Class A*	22,822	431,108
HollyFrontier Corp.	12,971	424,930
Western Refining, Inc.	8,771	331,982
Murphy USA, Inc.*	5,182	318,538
Oceaneering International, Inc.	5,450	153,745
Total Energy		2,205,114

Basic Materials - 4.9%
Domtar Corp.	15,837	618,118
Reliance Steel & Aluminum Co.	3,862	307,184
Commercial Metals Co.	12,476	271,727
Carpenter Technology Corp.	4,620	167,105
Olin Corp.	5,005	128,178
Total Basic Materials		1,492,312

Communications - 4.2%
Telephone & Data Systems, Inc.	18,302	528,378
Time, Inc.	25,890	462,137

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

NeuStar, Inc. — Class A*	7,820	$261,188
Total Communications		1,251,703

Technology - 2.5%
SYNNEX Corp.	3,120	377,583
Leidos Holdings, Inc.	3,830	195,866
Diebold Nixdorf, Inc.	6,716	168,907
Total Technology		742,356

Utilities - 1.5%
Great Plains Energy, Inc.	9,966	272,570
Hawaiian Electric Industries, Inc.	5,240	173,287
Total Utilities		445,857

Total Common Stocks
(Cost $26,340,883)		30,036,390

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.8%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$243,498	243,498
Total Repurchase Agreement
(Cost $243,498)		243,498

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.8%
First American Government Obligations Fund - Class Z, 0.42%[4]	854,501	854,501
Total Securities Lending Collateral
(Cost $854,501)		854,501

Total Investments - 103.1%
(Cost $27,438,882)		$31,134,389
Other Assets & Liabilities, net - (3.1)%		(927,261)
Total Net Assets - 100.0%		$30,207,128

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of December 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$30,036,390	$—	$—	$30,036,390
Repurchase Agreement	—	243,498	—	243,498
Securities Lending Collateral	854,501	—	—	854,501
Total	$30,890,891	$243,498	$—	$31,134,389

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $828,617 of securities loaned (cost $27,195,384)	$30,890,891
Repurchase agreements, at value (cost $243,498)	243,498
Total investments (cost $27,438,882)	31,134,389
Cash	2,772
Receivables:
Securities sold	4,023,466
Fund shares sold	151
Dividends	26,673
Interest	3
Securities lending income	475
Total assets	35,187,929

Liabilities:
Payable for:
Fund shares redeemed	4,048,328
Return of securities loaned	854,501
Management fees	21,266
Transfer agent and administrative fees	7,088
Investor service fees	7,088
Portfolio accounting fees	2,835
Miscellaneous	39,695
Total liabilities	4,980,801
Commitments and contingent liabilities (Note 13)	—
Net assets	$30,207,128

Net assets consist of:
Paid in capital	$25,357,065
Undistributed net investment income	—
Accumulated net realized gain on investments	1,154,556
Net unrealized appreciation on investments	3,695,507
Net assets	$30,207,128
Capital shares outstanding	555,787
Net asset value per share	$54.35

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends	$321,489
Income from securities lending, net	1,250
Interest	326
Total investment income	323,065

Expenses:
Management fees	162,619
Transfer agent and administrative fees	54,206
Investor service fees	54,206
Portfolio accounting fees	21,682
Professional fees	24,208
Custodian fees	3,724
Trustees’ fees*	1,229
Interest expense	101
Miscellaneous	16,880
Total expenses	338,855
Net investment loss	(15,790)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,647,427
Net realized gain	2,647,427
Net change in unrealized appreciation (depreciation) on:
Investments	2,343,449
Net change in unrealized appreciation (depreciation)	2,343,449
Net realized and unrealized gain	4,990,876
Net increase in net assets resulting from operations	$4,975,086

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(15,790)	$78,852
Net realized gain (loss) on investments	2,647,427	(194,663)
Net change in unrealized appreciation (depreciation) on investments	2,343,449	(1,676,331)
Net increase (decrease) in net assets resulting from operations	4,975,086	(1,792,142)

Distributions to shareholders from:
Net investment income	(78,852)	(21,051)
Net realized gains	—	(1,506,910)
Total distributions to shareholders	(78,852)	(1,527,961)

Capital share transactions:
Proceeds from sale of shares	64,197,074	42,860,097
Distributions reinvested	78,852	1,527,961
Cost of shares redeemed	(50,972,378)	(46,520,312)
Net increase (decrease) from capital share transactions	13,303,548	(2,132,254)
Net increase (decrease) in net assets	18,199,782	(5,452,357)

Net assets:
Beginning of year	12,007,346	17,459,703
End of year	$30,207,128	$12,007,346
Undistributed net investment income at end of year	$—	$78,852

Capital share activity:*
Shares sold	1,357,429	832,258
Shares issued from reinvestment of distributions	1,647	31,760
Shares redeemed	(1,087,157)	(904,782)
Net increase (decrease) in shares	271,919	(40,764)

*	Capital Share activity for the periods presented through December 31, 2016 has been restated to reflect a 2:1 share split effective December 1, 2016 — See Note 12.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]	Year Ended December 31, 2012[c]
Per Share Data
Net asset value, beginning of period	$42.30	$53.78	$58.55	$43.15	$36.88
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	.26	.05	.03	.06
Net gain (loss) on investments (realized and unrealized)	12.41	(5.93)	3.68	15.42	6.21
Total from investment operations	12.35	(5.67)	3.73	15.45	6.27
Less distributions from:
Net investment income	(.30)	(.08)	(.05)	(.05)	—
Net realized gains	—	(5.73)	(8.45)	—	—
Total distributions	(.30)	(5.81)	(8.50)	(.05)	—
Net asset value, end of period	$54.35	$42.30	$53.78	$58.55	$43.15

Total Return[b]	28.89%	(11.86%)	6.72%	35.80%	16.99%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,207	$12,007	$17,460	$28,156	$14,172
Ratios to average net assets:
Net investment income (loss)	(0.07%)	0.52%	0.08%	0.04%	0.14%
Total expenses	1.56%	1.50%	1.57%	1.54%	1.58%
Portfolio turnover rate	282%	280%	353%	499%	290%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016 — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2016, S&P SmallCap 600® Pure Growth Fund return was 18.69%, compared with a gain of 20.83% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Information Technology sector and the Financials contributed the most to the return of the underlying index for the period. The Telecommunication Services sector was the only one to detract from return.

The best-performing stocks of the underlying index were Supernus Pharmaceuticals, Inc., Cirrus Logic, Inc., and Fabrinet. The weakest performers of the underlying index were Lannett Company, Inc., LGI Homes, Inc., and Impax Laboratories, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Orion Group Holdings, Inc.	1.5%
TiVo Corp.	1.4%
Installed Building Products, Inc.	1.4%
NutriSystem, Inc.	1.3%
CTS Corp.	1.2%
BioTelemetry, Inc.	1.2%
First BanCorp	1.2%
MKS Instruments, Inc.	1.2%
Patrick Industries, Inc.	1.1%
LendingTree, Inc.	1.1%
Top Ten Total	12.6%

“Ten Largest Holdings” excludes any temporary cash investments.

38 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Growth Fund	18.69%	13.07%	7.75%
S&P SmallCap 600 Pure Growth Index	20.83%	15.13%	9.86%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS	December 31, 2016
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.9%

Consumer, Non-cyclical - 26.2%
NutriSystem, Inc.	7,850	$272,003
BioTelemetry, Inc.*	11,268	251,840
LendingTree, Inc.*	2,322	235,335
Supernus Pharmaceuticals, Inc.*	9,197	232,224
Zeltiq Aesthetics, Inc.*	5,330	231,961
MiMedx Group, Inc.*,1	26,150	231,689
SpartanNash Co.	5,730	226,564
Viad Corp.	5,040	222,264
Innoviva, Inc.*,1	19,890	212,823
AMAG Pharmaceuticals, Inc.*,1	5,630	195,924
Masimo Corp.*	2,598	175,105
Insperity, Inc.	2,380	168,860
Cross Country Healthcare, Inc.*	10,814	168,806
Central Garden & Pet Co. — Class A*	5,420	167,478
SciClone Pharmaceuticals, Inc.*	15,160	163,728
AMN Healthcare Services, Inc.*	4,210	161,875
Vascular Solutions, Inc.*	2,800	157,080
ANI Pharmaceuticals, Inc.*	2,570	155,793
Cardtronics plc — Class A*	2,660	145,156
Cynosure, Inc. — Class A*	3,069	139,946
B&G Foods, Inc.	2,744	120,187
Cantel Medical Corp.	1,471	115,841
Navigant Consulting, Inc.*	4,120	107,862
Luminex Corp.*	4,940	99,936
CryoLife, Inc.*	5,190	99,389
Calavo Growers, Inc.	1,617	99,284
Capella Education Co.	1,100	96,580
Ligand Pharmaceuticals, Inc. — Class B*	840	85,352
Enanta Pharmaceuticals, Inc.*	2,420	81,070
Forrester Research, Inc.	1,860	79,887
Merit Medical Systems, Inc.*	2,980	78,970
Eagle Pharmaceuticals, Inc.*	914	72,517
US Physical Therapy, Inc.	1,010	70,902
HMS Holdings Corp.*	3,740	67,918
Landauer, Inc.	1,340	64,454
Neogen Corp.*	920	60,720
Surmodics, Inc.*	2,317	58,852
Momenta Pharmaceuticals, Inc.*	3,750	56,438
Central Garden & Pet Co.*	1,630	53,937
Total Consumer, Non-cyclical		5,486,550

Industrial - 21.5%
Orion Group Holdings, Inc.*	32,280	321,186
CTS Corp.	11,500	257,600
Patrick Industries, Inc.*	3,110	237,292
Griffon Corp.	8,454	221,495
Trex Company, Inc.*	3,380	217,672
Tetra Tech, Inc.	4,980	214,887
TTM Technologies, Inc.*	14,120	192,456
Fabrinet*	4,704	189,571
TASER International, Inc.*	7,308	177,146
Advanced Energy Industries, Inc.*	3,230	176,843
II-VI, Inc.*	5,866	173,927
Headwaters, Inc.*	7,301	171,720
Gibraltar Industries, Inc.*	3,890	162,019
TopBuild Corp.*	4,470	159,132
Lydall, Inc.*	2,571	159,016
US Ecology, Inc.	3,138	154,233
John Bean Technologies Corp.	1,692	145,427
MYR Group, Inc.*	3,550	133,764
Quanex Building Products Corp.	6,330	128,499
Insteel Industries, Inc.	3,120	111,197
Vicor Corp.*	7,120	107,512
ESCO Technologies, Inc.	1,720	97,438
PGT Innovations, Inc.*	7,996	91,554
Astec Industries, Inc.	1,340	90,396
Coherent, Inc.*	650	89,300
AAON, Inc.	2,685	88,739
Itron, Inc.*	1,370	86,105
Simpson Manufacturing Company, Inc.	1,500	65,625
Knight Transportation, Inc.	1,760	58,168
Total Industrial		4,479,919

Financial - 19.1%
First BanCorp*	38,040	251,443
Four Corners Property Trust, Inc.	11,112	228,017
Piper Jaffray Cos.*	2,870	208,075
Universal Insurance Holdings, Inc.	7,129	202,464
BofI Holding, Inc.*,1	6,484	185,118
LegacyTexas Financial Group, Inc.	4,035	173,747
WageWorks, Inc.*	2,230	161,675
Summit Hotel Properties, Inc.	9,590	153,728
Home BancShares, Inc.	5,215	144,821
Northfield Bancorp, Inc.	7,174	143,265
ServisFirst Bancshares, Inc.	3,690	138,154
Lexington Realty Trust	12,520	135,216
National Bank Holdings Corp. — Class A	4,230	134,895
CareTrust REIT, Inc.	8,460	129,607
Ameris Bancorp	2,940	128,184
United Community Banks, Inc.	4,285	126,922
Walker & Dunlop, Inc.*	3,961	123,583
Customers Bancorp, Inc.*	3,130	112,117
Pinnacle Financial Partners, Inc.	1,571	108,870
Getty Realty Corp.	4,136	105,427
Cardinal Financial Corp.	3,120	102,305
Hanmi Financial Corp.	2,740	95,626
Evercore Partners, Inc. — Class A	1,375	94,463
Agree Realty Corp.	1,910	87,956
American Assets Trust, Inc.	1,980	85,298
Central Pacific Financial Corp.	2,480	77,922
Southside Bancshares, Inc.	2,030	76,470
Sterling Bancorp	3,040	71,136
Tompkins Financial Corp.	730	69,014
First Financial Bankshares, Inc.	1,310	59,212
Urstadt Biddle Properties, Inc. — Class A	2,410	58,105
Total Financial		3,972,835

Consumer, Cyclical - 13.7%
Installed Building Products, Inc.*	6,881	284,184
Five Below, Inc.*	4,860	194,205
LCI Industries	1,688	181,882

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

Wingstop, Inc.	5,850	$173,101
iRobot Corp.*	2,850	166,583
Marcus Corp.	5,280	166,319
Hawaiian Holdings, Inc.*	2,778	158,346
Dorman Products, Inc.*	1,950	142,467
Fox Factory Holding Corp.*	4,879	135,392
Ollie’s Bargain Outlet Holdings, Inc.*	4,640	132,008
LGI Homes, Inc.*,1	4,550	130,722
Dave & Buster’s Entertainment, Inc.*	2,260	127,238
Zumiez, Inc.*	5,250	114,713
Winnebago Industries, Inc.	3,350	106,028
Children’s Place, Inc.	1,010	101,959
Tile Shop Holdings, Inc.*	4,830	94,427
Belmond Ltd. — Class A*	6,870	91,715
Universal Electronics, Inc.*	1,290	83,270
G&K Services, Inc. — Class A	830	80,054
Scientific Games Corp. — Class A*	5,040	70,560
Francesca’s Holdings Corp.*	3,589	64,710
Chuy’s Holdings, Inc.*	1,620	52,569
Total Consumer, Cyclical		2,852,452

Technology - 11.1%
MKS Instruments, Inc.	4,210	250,073
Nanometrics, Inc.*	9,090	227,795
Tessera Holding Corp.	4,335	191,607
Mercury Systems, Inc.*	5,990	181,018
Ebix, Inc.[1]	3,154	179,936
Take-Two Interactive Software, Inc.*	3,396	167,389
Qualys, Inc.*	4,300	136,095
CEVA, Inc.*	4,050	135,878
Synchronoss Technologies, Inc.*	3,330	127,539
Omnicell, Inc.*	3,752	127,193
Rudolph Technologies, Inc.*	5,120	119,552
Lumentum Holdings, Inc.*	2,750	106,288
Medidata Solutions, Inc.*	1,990	98,843
SPS Commerce, Inc.*	1,320	92,255
Rambus, Inc.*	6,537	90,014
Progress Software Corp.	2,310	73,758
Total Technology		2,305,233

Communications - 6.0%
TiVo Corp.*	14,020	293,019
LogMeIn, Inc.[1]	2,109	203,624
Inteliquent, Inc.	8,360	191,611
Shutterstock, Inc.*	3,360	159,667
Stamps.com, Inc.*,1	968	110,981
Cogent Communications Holdings, Inc.	2,000	82,700
World Wrestling Entertainment, Inc. — Class A1	4,128	75,955
8x8, Inc.*	4,482	64,093
NIC, Inc.	2,627	62,785
Total Communications		1,244,435

Basic Materials - 1.5%
Kraton Corp.*	5,530	157,494
Balchem Corp.	1,089	91,389
Quaker Chemical Corp.	570	72,926
Total Basic Materials		321,809

Utilities - 0.8%
South Jersey Industries, Inc.	3,060	103,091
California Water Service Group	1,950	66,105
Total Utilities		169,196

Total Common Stocks
(Cost $17,708,694)		20,832,429

	Face Amount

REPURCHASE AGREEMENT††,2 - 1.5%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$309,742	309,742
Total Repurchase Agreement
(Cost $309,742)		309,742

	Shares

SECURITIES LENDING COLLATERAL†,3 - 5.1%
First American Government Obligations Fund - Class Z, 0.42%[4]	1,059,129	1,059,129
Total Securities Lending Collateral
(Cost $1,059,129)		1,059,129

Total Investments - 106.5%
(Cost $19,077,565)		$22,201,300
Other Assets & Liabilities, net - (6.5)%		(1,357,045)
Total Net Assets - 100.0%		$20,844,255

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
S&P SMALLCAP 600® PURE GROWTH FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of December 31, 2016.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$20,832,429	$—	$—	$20,832,429
Repurchase Agreement	—	309,742	—	309,742
Securities Lending Collateral	1,059,129	—	—	1,059,129
Total	$21,891,558	$309,742	$—	$22,201,300

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $1,022,979 of securities loaned (cost $18,767,823)	$21,891,558
Repurchase agreements, at value (cost $309,742)	309,742
Total investments (cost $19,077,565)	22,201,300
Receivables:
Securities sold	680,835
Dividends	13,884
Interest	4
Securities lending income	1,479
Total assets	22,897,502

Liabilities:
Payable for:
Return of securities loaned	1,059,129
Fund shares redeemed	929,466
Management fees	13,960
Transfer agent and administrative fees	4,653
Investor service fees	4,653
Portfolio accounting fees	1,861
Miscellaneous	39,525
Total liabilities	2,053,247
Commitments and contingent liabilities (Note 13)	—
Net assets	$20,844,255

Net assets consist of:
Paid in capital	$17,828,145
Undistributed net investment income	—
Accumulated net realized gain on investments	(107,625)
Net unrealized appreciation on investments	3,123,735
Net assets	$20,844,255
Capital shares outstanding	418,080
Net asset value per share	$49.86

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends	$198,715
Income from securities lending, net	5,311
Interest	315
Total investment income	204,341

Expenses:
Management fees	123,777
Transfer agent and administrative fees	41,259
Investor service fees	41,259
Portfolio accounting fees	16,503
Professional fees	13,293
Custodian fees	3,303
Trustees’ fees*	1,480
Interest expense	99
Miscellaneous	16,662
Total expenses	257,635
Net investment loss	(53,294)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,486,851
Net realized gain	1,486,851
Net change in unrealized appreciation (depreciation) on:
Investments	275,329
Net change in unrealized appreciation (depreciation)	275,329
Net realized and unrealized gain	1,762,180
Net increase in net assets resulting from operations	$1,708,886

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(53,294)	$(221,231)
Net realized gain (loss) on investments	1,486,851	(291,532)
Net change in unrealized appreciation (depreciation) on investments	275,329	107
Net increase (decrease) in net assets resulting from operations	1,708,886	(512,656)

Distributions to shareholders from:
Net realized gains	—	(3,431,714)
Total distributions to shareholders	—	(3,431,714)

Capital share transactions:
Proceeds from sale of shares	76,277,555	102,867,930
Distributions reinvested	—	3,431,714
Cost of shares redeemed	(79,298,060)	(105,578,585)
Net increase (decrease) from capital share transactions	(3,020,505)	721,059
Net decrease in net assets	(1,311,619)	(3,223,311)

Net assets:
Beginning of year	22,155,874	25,379,185
End of year	$20,844,255	$22,155,874
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	1,749,429	2,163,122
Shares issued from reinvestment of distributions	—	71,598
Shares redeemed	(1,858,795)	(2,263,034)
Net decrease in shares	(109,366)	(28,314)

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$42.01	$45.67	$45.67	$34.20	$30.92
Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	(.30)	(.38)	(.32)	(.04)
Net gain (loss) on investments (realized and unrealized)	7.99	.62	.38	14.34	3.32
Total from investment operations	7.85	.32	—	14.02	3.28
Less distributions from:
Net realized gains	—	(3.98)	—	(2.55)	—
Total distributions	—	(3.98)	—	(2.55)	—
Net asset value, end of period	$49.86	$42.01	$45.67	$45.67	$34.20

Total Return[b]	18.69%	(0.37%)	0.00%	41.30%	10.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,844	$22,156	$25,379	$48,492	$17,808
Ratios to average net assets:
Net investment income (loss)	(0.32%)	(0.64%)	(0.85%)	(0.78%)	(0.13%)
Total expenses	1.56%	1.50%	1.57%	1.54%	1.58%
Portfolio turnover rate	475%	282%	268%	350%	291%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

For the year ended December 31, 2016, S&P SmallCap 600® Pure Value Fund returned 31.74%, compared with a return of 34.08% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The sectors contributing the most to the return of the underlying index for the year were the Industrials and Materials sectors. The Health Care sector and Telecommunications Services sector detracted the most from return.

The stocks contributing the most to return of the underlying index were Century Aluminum Co., Chemours Co., and SPX Corp. Those detracting the most from return of the underlying index were Republic Airways Holdings, Inc., CIBER, Inc., and Hanger, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Kelly Services, Inc. — Class A	1.4%
Fred’s, Inc. — Class A	1.4%
Seneca Foods Corp. — Class A	1.3%
Adeptus Health, Inc. — Class A	1.2%
M/I Homes, Inc.	1.2%
Maiden Holdings Ltd.	1.2%
Roadrunner Transportation Systems, Inc.	1.2%
Tuesday Morning Corp.	1.2%
Barnes & Noble Education, Inc.	1.2%
Exterran Corp.	1.2%
Top Ten Total	12.5%

“Ten Largest Holdings” excludes any temporary cash investments.

46 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Value Fund	31.74%	14.69%	5.08%
S&P SmallCap 600 Pure Value Index	34.08%	16.52%	7.13%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS	December 31, 2016
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Consumer, Cyclical - 34.3%
Fred’s, Inc. — Class A1	20,700	$384,192
M/I Homes, Inc.*	13,660	343,958
Tuesday Morning Corp.*	62,429	337,117
Barnes & Noble Education, Inc.*	29,344	336,576
Essendant, Inc.	14,790	309,110
ScanSource, Inc.*	7,519	303,391
Sonic Automotive, Inc. — Class A	12,012	275,075
Veritiv Corp.*,1	5,109	274,608
Ascena Retail Group, Inc.*	43,637	270,112
Meritage Homes Corp.*	7,760	270,047
Regis Corp.*	17,902	259,937
Stage Stores, Inc.	58,842	257,140
Abercrombie & Fitch Co. — Class A	21,223	254,675
MDC Holdings, Inc.	9,380	240,691
Vitamin Shoppe, Inc.*	9,762	231,848
Wabash National Corp.	14,250	225,435
American Axle & Manufacturing Holdings, Inc.*	11,620	224,266
Group 1 Automotive, Inc.	2,843	221,583
SkyWest, Inc.	6,017	219,320
Genesco, Inc.*	3,485	216,419
G-III Apparel Group Ltd.*	7,160	211,650
Kirkland’s, Inc.*	13,298	206,252
Shoe Carnival, Inc.	7,500	202,350
Perry Ellis International, Inc.*	8,118	202,219
Express, Inc.*	17,907	192,679
MarineMax, Inc.*	9,950	192,533
Anixter International, Inc.*	2,350	190,468
Lithia Motors, Inc. — Class A	1,892	183,202
Haverty Furniture Companies, Inc.	7,600	180,120
Barnes & Noble, Inc.	15,993	178,322
Big 5 Sporting Goods Corp.	10,169	176,432
Guess?, Inc.	14,401	174,252
Stein Mart, Inc.	31,543	172,856
Cooper-Standard Holdings, Inc.*	1,600	165,408
Red Robin Gourmet Burgers, Inc.*,1	2,890	162,996
Core-Mark Holding Company, Inc.	3,724	160,393
WCI Communities, Inc.*	6,170	144,687
Asbury Automotive Group, Inc.*	2,260	139,442
EZCORP, Inc. — Class A*	12,585	134,030
Caleres, Inc.	3,799	124,683
Finish Line, Inc. — Class A	6,544	123,093
Arctic Cat, Inc.*,1	7,426	111,539
Superior Industries International, Inc.	3,969	104,583
Ruby Tuesday, Inc.*	29,957	96,761
Unifi, Inc.*	2,946	96,128
Cato Corp. — Class A	3,120	93,850
Movado Group, Inc.	3,182	91,483
Crocs, Inc.*	9,580	65,719
Total Consumer, Cyclical		9,733,630

Consumer, Non-cyclical - 18.6%
Kelly Services, Inc. — Class A	17,289	396,263
Seneca Foods Corp. — Class A*	9,507	380,755
Adeptus Health, Inc. — Class A*	46,180	352,816
LSC Communications, Inc.	10,682	317,041
Invacare Corp.	23,098	301,428
Universal Corp.	4,309	274,699
Select Medical Holdings Corp.*	20,120	266,590
PharMerica Corp.*	10,547	265,257
Diplomat Pharmacy, Inc.*	17,600	221,760
Andersons, Inc.	4,862	217,331
TrueBlue, Inc.*	8,760	215,933
RR Donnelley & Sons Co.	12,086	197,244
Darling Ingredients, Inc.*	15,080	194,683
Almost Family, Inc.*	4,020	177,282
Sanderson Farms, Inc.	1,758	165,674
Integer Holdings Corp.*	5,230	154,024
Heidrick & Struggles International, Inc.	6,050	146,108
Providence Service Corp.*	3,590	136,600
Quorum Health Corp.*	16,860	122,572
CDI Corp.*	16,296	120,590
Kindred Healthcare, Inc.	14,628	114,830
SUPERVALU, Inc.*	22,520	105,168
Community Health Systems, Inc.*	18,280	102,185
Korn/Ferry International	3,200	94,176
American Public Education, Inc.*	3,690	90,590
LHC Group, Inc.*	1,700	77,690
Resources Connection, Inc.	4,022	77,424
Total Consumer, Non-cyclical		5,286,713

Industrial - 14.8%
Roadrunner Transportation Systems, Inc.*	32,762	340,396
Greenbrier Companies, Inc.[1]	6,959	289,146
Celadon Group, Inc.	38,330	274,060
Sanmina Corp.*	7,443	272,785
Benchmark Electronics, Inc.*	8,423	256,902
Olympic Steel, Inc.	10,347	250,708
Boise Cascade Co.*	9,898	222,705
ArcBest Corp.	7,893	218,241
Atlas Air Worldwide Holdings, Inc.*	4,072	212,355
Hub Group, Inc. — Class A*	3,996	174,825
Briggs & Stratton Corp.	7,354	163,700
Echo Global Logistics, Inc.*	6,440	161,322
Plexus Corp.*	2,072	111,971
Tidewater, Inc.*	32,070	109,359
Electro Scientific Industries, Inc.*	18,452	109,236
DXP Enterprises, Inc.*	3,080	106,999
AAR Corp.	3,232	106,817
LSB Industries, Inc.*,1	12,345	103,945
General Cable Corp.	5,340	101,727
Aegion Corp. — Class A*	4,284	101,531
Powell Industries, Inc.	2,533	98,787
KapStone Paper and Packaging Corp.	4,130	91,067
TimkenSteel Corp.*	5,849	90,543
Encore Wire Corp.	1,930	83,666
Hornbeck Offshore Services, Inc.*	9,931	71,702
Kaman Corp.	1,373	67,181
Total Industrial		4,191,676

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

Financial - 13.5%
Maiden Holdings Ltd.	19,620	$342,369
Calamos Asset Management, Inc. — Class A	36,079	308,475
United Insurance Holdings Corp.	16,420	248,598
International. FCStone, Inc.*	5,547	219,661
American Equity Investment Life Holding Co.	9,218	207,774
Encore Capital Group, Inc.*	7,243	207,512
Banc of California, Inc.	9,485	164,565
Enova International, Inc.*	13,041	163,665
World Acceptance Corp.*	2,515	161,664
Infinity Property & Casualty Corp.	1,831	160,945
Stewart Information Services Corp.	3,267	150,543
United Fire Group, Inc.	2,830	139,151
HCI Group, Inc.	3,400	134,232
Opus Bank	4,310	129,516
OFG Bancorp	9,747	127,686
HomeStreet, Inc.*	3,760	118,816
Horace Mann Educators Corp.	2,735	117,058
Capstead Mortgage Corp.	11,036	112,457
Navigators Group, Inc.	844	99,381
Selective Insurance Group, Inc.	2,280	98,154
Investment Technology Group, Inc.	4,940	97,516
Employers Holdings, Inc.	2,450	97,020
Chesapeake Lodging Trust	3,150	81,459
Astoria Financial Corp.	4,300	80,195
Safety Insurance Group, Inc.	910	67,067
Total Financial		3,835,479

Energy - 6.9%
Exterran Corp.*	13,858	331,207
Atwood Oceanics, Inc.	24,188	317,588
Green Plains, Inc.	9,082	252,934
Bristow Group, Inc.	12,090	247,603
Matrix Service Co.*	10,410	236,307
Era Group, Inc.*	13,358	226,685
Gulf Island Fabrication, Inc.	16,872	200,777
Cloud Peak Energy, Inc.*	13,356	74,927
SunCoke Energy, Inc.*	6,365	72,179
Total Energy		1,960,207

Communications - 5.5%
Gannett Company, Inc.	31,971	310,438
New Media Investment Group, Inc.	16,200	259,038
Comtech Telecommunications Corp.	21,510	254,894
QuinStreet, Inc.*	45,500	171,080
Scholastic Corp.	3,059	145,272
FTD Companies, Inc.*	5,060	120,630
Iridium Communications, Inc.*,1	12,227	117,379
Spok Holdings, Inc.	5,260	109,145
Black Box Corp.	5,488	83,692
Total Communications		1,571,568

Technology - 3.1%
Insight Enterprises, Inc.*	6,351	256,834
Virtusa Corp.*	4,550	114,296
Sykes Enterprises, Inc.*	3,520	101,587
ManTech International Corp. — Class A	2,290	96,753
Digi International, Inc.*	6,590	90,613
Ciber, Inc.*	128,584	81,239
CACI International, Inc. — Class A*	615	76,445
Cohu, Inc.	5,000	69,500
Total Technology		887,267

Basic Materials - 2.8%
PH Glatfelter Co.	7,869	187,991
AdvanSix, Inc.*	8,320	184,205
Century Aluminum Co.*	15,793	135,188
Clearwater Paper Corp.*	1,599	104,814
Materion Corp.	2,556	101,218
Rayonier Advanced Materials, Inc.	5,440	84,102
Total Basic Materials		797,518

Total Common Stocks
(Cost $24,767,518)		28,264,058

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.7%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$198,132	198,132
Total Repurchase Agreement
(Cost $198,132)		198,132

	Shares

SECURITIES LENDING COLLATERAL†,3 - 3.4%
First American Government Obligations Fund - Class Z, 0.42%[4]	955,686	955,686
Total Securities Lending Collateral
(Cost $955,686)		955,686

Total Investments - 103.6%
(Cost $25,921,336)		$29,417,876
Other Assets & Liabilities, net - (3.6)%		(1,009,796)
Total Net Assets - 100.0%		$28,408,080

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
S&P SMALLCAP 600® PURE VALUE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of December 31, 2016.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$28,264,058	$—	$—	$28,264,058
Repurchase Agreement	—	198,132	—	198,132
Securities Lending Collateral	955,686	—	—	955,686
Total	$29,219,744	$198,132	$—	$29,417,876

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $921,625 of securities loaned (cost $25,723,204)	$29,219,744
Repurchase agreements, at value (cost $198,132)	198,132
Total investments (cost $25,921,336)	29,417,876
Receivables:
Securities sold	1,150,100
Dividends	18,692
Interest	3
Securities lending income	656
Total assets	30,587,327

Liabilities:
Payable for:
Fund shares redeemed	1,158,166
Return of securities loaned	955,686
Management fees	18,303
Transfer agent and administrative fees	6,101
Investor service fees	6,101
Portfolio accounting fees	2,440
Miscellaneous	32,450
Total liabilities	2,179,247
Commitments and contingent liabilities (Note 13)	—
Net assets	$28,408,080

Net assets consist of:
Paid in capital	$27,900,621
Undistributed net investment income	—
Accumulated net realized loss on investments	(2,989,081)
Net unrealized appreciation on investments	3,496,540
Net assets	$28,408,080
Capital shares outstanding	410,919
Net asset value per share	$69.13

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $319)	$184,245
Income from securities lending, net	1,329
Interest	241
Total investment income	185,815

Expenses:
Management fees	124,164
Transfer agent and administrative fees	41,388
Investor service fees	41,388
Portfolio accounting fees	16,555
Professional fees	17,225
Custodian fees	2,862
Trustees’ fees*	933
Interest expense	83
Miscellaneous	14,269
Total expenses	258,867
Net investment loss	(73,052)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,394,592
Net realized gain	1,394,592
Net change in unrealized appreciation (depreciation) on:
Investments	2,675,338
Net change in unrealized appreciation (depreciation)	2,675,338
Net realized and unrealized gain	4,069,930
Net increase in net assets resulting from operations	$3,996,878

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(73,052)	$(12,938)
Net realized gain (loss) on investments	1,394,592	(1,314,665)
Net change in unrealized appreciation (depreciation) on investments	2,675,338	(1,225,168)
Net increase (decrease) in net assets resulting from operations	3,996,878	(2,552,771)

Distributions to shareholders from:
Net realized gains	—	(1,392,666)
Total distributions to shareholders	—	(1,392,666)

Capital share transactions:
Proceeds from sale of shares	56,652,261	35,347,419
Distributions reinvested	—	1,392,666
Cost of shares redeemed	(43,987,710)	(35,366,317)
Net increase from capital share transactions	12,664,551	1,373,768
Net increase (decrease) in net assets	16,661,429	(2,571,669)

Net assets:
Beginning of year	11,746,651	14,318,320
End of year	$28,408,080	$11,746,651
Undistributed net investment income at end of year	$—	$—

Capital share activity:*
Shares sold	977,354	566,292
Shares issued from reinvestment of distributions	—	22,952
Shares redeemed	(790,268)	(583,272)
Net increase in shares	187,086	5,972

*	Capital Share activity for the periods presented through December 31, 2016 has been restated to reflect a 2:1 share split effective December 1, 2016 — See Note 12.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]	Year Ended December 31, 2012[c]
Per Share Data
Net asset value, beginning of period	$52.48	$65.72	$79.11	$55.59	$46.18
Income (loss) from investment operations:
Net investment income (loss)[a]	(.45)	(.06)	(.39)	(.29)	(.11)
Net gain (loss) on investments (realized and unrealized)	17.10	(8.15)	1.28	24.08	9.52
Total from investment operations	16.65	(8.21)	.89	23.79	9.41
Less distributions from:
Net realized gains	—	(5.03)	(14.28)	(.27)	—
Total distributions	—	(5.03)	(14.28)	(.27)	—
Net asset value, end of period	$69.13	$52.48	$65.72	$79.11	$55.59

Total Return[b]	31.74%	(13.54%)	1.31%	42.83%	20.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,408	$11,747	$14,318	$29,575	$16,178
Ratios to average net assets:
Net investment income (loss)	(0.44%)	(0.09%)	(0.50%)	(0.43%)	(0.22%)
Total expenses	1.56%	1.50%	1.57%	1.54%	1.58%
Portfolio turnover rate	303%	245%	144%	260%	318%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016 — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX 50® Index (the “underlying index”).

For the one-year period ended December 31, 2016, Europe 1.25x Strategy Fund maintained a daily correlation of over 98% to its benchmark of 125% of the daily price movement of the underlying index. Europe 1.25x Strategy Fund returned -5.58% while the underlying index returned -2.26% over the same period.

The sectors contributing the most to the return of the underlying index of the period were Energy and Industrials. The Health Care sector was the leading detractor from performance of the underlying index for the period, followed by the Financials sector.

The stocks contributing the most to performance of the underlying index were Royal Dutch Shell PLC Class A, BP PLC, and Total S.A. Those detracting the most from return of the underlying index were Novo Nordisk A/S Class B, Novartis AG, and Roche Holding Ltd.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

54 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	24.5%
Guggenheim Strategy Fund I	21.4%
Nestle S.A. ADR	2.1%
Novartis AG ADR	1.8%
Roche Holding AG ADR	1.5%
HSBC Holdings plc ADR	1.5%
Total S.A. ADR	1.2%
BP plc ADR	1.1%
Royal Dutch Shell plc — Class A ADR	1.1%
British American Tobacco plc ADR	1.0%
Top Ten Total	57.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

COUNTRY DIVERSIFICATION

Country	% of Securities	Value
United Kingdom	34%	$288,561
Switzerland	20%	167,265
Germany	16%	132,933
France	15%	122,705
Spain	5%	38,176
Netherlands	4%	37,978
Belgium	2%	19,085
Other	4%	37,401
Total Securities	100%	$844,104

The chart above reflects percentages of the value of long-term securities.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Europe 1.25x Strategy Fund	-5.58%	2.94%	-4.89%
STOXX Europe 50 Index	-2.26%	4.12%	-0.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX Europe 50 Index (Total Return/Dollars) is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS	December 31, 2016
EUROPE 1.25x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 33.1%

Consumer, Non-cyclical - 13.5%
Nestle S.A. ADR	757	$54,307
Novartis AG ADR	627	45,671
Roche Holding AG ADR	1,363	38,886
British American Tobacco plc ADR[1]	220	24,787
Sanofi ADR	550	22,242
GlaxoSmithKline plc ADR	570	21,951
Bayer AG ADR	199	20,752
Anheuser-Busch InBev S.A. ADR	181	19,085
AstraZeneca plc ADR	622	16,993
Unilever N.V. — Class Y	373	15,315
Diageo plc ADR	147	15,279
Novo Nordisk A/S ADR	397	14,236
Reckitt Benckiser Group plc ADR	778	13,070
Unilever plc ADR	318	12,943
Imperial Brands plc ADR	225	9,799
Total Consumer, Non-cyclical		345,316

Financial - 7.2%
HSBC Holdings plc ADR	947	38,051
Banco Santander S.A. ADR	3,452	17,881
Allianz SE ADR	1,048	17,271
BNP Paribas S.A. ADR	539	17,167
UBS Group AG	857	13,429
ING Groep N.V. ADR	915	12,902
AXA S.A. ADR	499	12,575
Prudential plc ADR	304	12,096
Lloyds Banking Group plc ADR	3,666	11,365
Barclays plc ADR	992	10,912
Banco Bilbao Vizcaya Argentaria S.A. ADR	1,551	10,500
Zurich Insurance Group AG ADR	358	9,870
Total Financial		184,019

Energy - 3.7%
Total S.A. ADR	598	30,481
BP plc ADR	740	27,661
Royal Dutch Shell plc — Class A ADR	506	27,516
Eni SpA ADR	302	9,736
Total Energy		95,394

Industrial - 2.1%
Siemens AG ADR	192	23,505
ABB Ltd. ADR	490	10,324
Schneider Electric SE ADR	705	9,736
Vinci S.A. ADR	529	8,977
Total Industrial		52,542

Communications - 1.9%
Vodafone Group plc ADR	619	15,122
Deutsche Telekom AG ADR	765	13,082
Telefonica S.A. ADR	1,065	9,795
BT Group plc ADR	409	9,419
Total Communications		47,418

Basic Materials - 1.6%
BASF SE ADR	218	20,180
Rio Tinto plc ADR	284	10,923
Air Liquide S.A. ADR	411	9,141
Total Basic Materials		40,244

Consumer, Cyclical - 1.5%
Daimler AG ADR	241	17,918
LVMH Moet Hennessy Louis Vuitton SE ADR	326	12,386
Cie Financiere Richemont S.A. ADR	1,251	8,207
Total Consumer, Cyclical		38,511

Technology - 1.2%
SAP SE ADR[1]	234	20,225
ASML Holding N.V. — Class G	87	9,761
Total Technology		29,986

Utilities - 0.4%
National Grid plc ADR	183	10,674

Total Common Stocks
(Cost $827,909)		844,104

MUTUAL FUNDS† - 45.9%
Guggenheim Strategy Fund II2	25,099	626,210
Guggenheim Strategy Fund I2	21,840	546,006
Total Mutual Funds
(Cost $1,171,671)		1,172,216

	Face Amount

U.S. Treasury Bills†† - 7.8%
United States Treasury Bill
0.46% due 01/12/17[3,4]	$200,000	199,980
Total U.S. Treasury Bills
(Cost $199,971)		199,980

FEDERAL AGENCY DISCOUNT NOTES†† - 3.9%
Federal Home Loan Bank[5]
0.45% due 01/03/17	100,000	99,998
Total Federal Agency Discount Notes
(Cost $99,998)		99,998

REPURCHASE AGREEMENTS††,6 - 7.8%
HSBC Securities, Inc. issued 12/30/16 at 0.28% due 01/03/17	66,124	66,124
UMB Financial Corporation issued 12/30/16 at 0.24% due 01/03/17	66,123	66,123

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
EUROPE 1.25x STRATEGY FUND

	Face Amount	Value

Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$66,123	$66,123
Total Repurchase Agreements
(Cost $198,370)		198,370

	Shares

SECURITIES LENDING COLLATERAL†,7 - 0.4%
First American Government Obligations Fund - Class Z, 0.42%[8]	9,603	9,603
Total Securities Lending Collateral
(Cost $9,603)		9,603

Total Investments - 98.9%
(Cost $2,507,522)		$2,524,271
Other Assets & Liabilities, net - 1.1%		28,528
Total Net Assets - 100.0%		$2,552,799

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED††
March 2017 STOXX 50 Index Futures Contracts†† (Aggregate Value of Contracts $2,310,894)	74	$11,727

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2017 Euro FX Futures Contracts (Aggregate Value of Contracts $2,376,225)	18	$(15,031)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Affiliated issuer — See Note 10.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2016.
[4]	Zero coupon rate security. Rate indicated is the effective yield at the time of purchase.
[5]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[6]	Repurchase Agreements — See Note 5.
[7]	Securities lending collateral — See Note 6.
[8]	Rate indicated is the 7 day yield as of December 31, 2016.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
EUROPE 1.25x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$844,104	$—	$—	$—	$—	$844,104
Equity Futures Contracts	—	—	—	11,727	—	11,727
Federal Agency Discount Notes	—	—	99,998	—	—	99,998
Mutual Funds	1,172,216	—	—	—	—	1,172,216
Repurchase Agreements	—	—	198,370	—	—	198,370
Securities Lending Collateral	9,603	—	—	—	—	9,603
U.S. Treasury Bills	—	—	199,980	—	—	199,980
Total	$2,025,923	$—	$498,348	$11,727	$—	$2,535,998

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Currency Futures Contracts	$—	$15,031	$—	$—	$—	$15,031

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value - including $9,418 of securities loaned (cost $1,137,481)	$1,153,685
Investments in affiliated issuers, at value (cost $1,171,671)	1,172,216
Repurchase agreements, at value (cost $198,370)	198,370
Total investments (cost $2,507,522)	2,524,271
Foreign currency, at value (cost $594)	597
Segregated cash with broker	8,789
Receivables:
Swap settlement	547
Variation margin	6,664
Fund shares sold	10,401
Dividends	3,743
Foreign taxes reclaim	16,538
Interest	3
Securities lending income	11
Total assets	2,571,564

Liabilities:
Payable for:
Return of securities loaned	9,602
Securities purchased	2,036
Legal fees	1,971
Management fees	1,763
Transfer agent and administrative fees	490
Investor service fees	490
Portfolio accounting fees	196
Fund shares redeemed	43
Miscellaneous	2,174
Total liabilities	18,765
Commitments and contingent liabilities (Note 13)	—
Net assets	$2,552,799

Net assets consist of:
Paid in capital	$5,771,472
Undistributed net investment income	40,552
Accumulated net realized loss on investments and foreign currency	(3,272,668)
Net unrealized appreciation on investments and foreign currency	13,443
Net assets	$2,552,799
Capital shares outstanding	31,108
Net asset value per share	$82.06

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $6,120)	$79,535
Dividends from securities of affiliated issuers	10,667
Interest	1,228
Income from securities lending, net	87
Total investment income	91,517

Expenses:
Management fees	24,021
Transfer agent and administrative fees	6,673
Investor service fees	6,673
Portfolio accounting fees	2,669
Professional fees	2,634
Custodian fees	821
Trustees’ fees*	259
Interest expense	42
Miscellaneous	2,271
Total expenses	46,063
Net investment income	45,454

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	72,827
Investments in affiliated issuers	5,344
Swap agreements	1,170
Futures contracts	2,489
Foreign currency	(4,662)
Net realized gain	77,168
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(298,138)
Investments in affiliated issuers	507
Futures contracts	(13,105)
Foreign currency	(28)
Net change in unrealized appreciation (depreciation)	(310,764)
Net realized and unrealized loss	(233,596)
Net decrease in net assets resulting from operations	$(188,142)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$45,454	$31,625
Net realized gain (loss) on investments and foreign currency	77,168	(373,199)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(310,764)	(184,525)
Net decrease in net assets resulting from operations	(188,142)	(526,099)

Distributions to shareholders from:
Net investment income	(36,982)	(66,571)
Total distributions to shareholders	(36,982)	(66,571)

Capital share transactions:
Proceeds from sale of shares	14,667,771	28,295,638
Distributions reinvested	36,982	66,571
Cost of shares redeemed	(15,009,638)	(27,990,580)
Net increase (decrease) from capital share transactions	(304,885)	371,629
Net decrease in net assets	(530,009)	(221,041)

Net assets:
Beginning of year	3,082,808	3,303,849
End of year	$2,552,799	$3,082,808
Undistributed net investment income at end of year	$40,552	$36,982

Capital share activity:*
Shares sold	178,857	284,026
Shares issued from reinvestment of distributions	444	641
Shares redeemed	(183,112)	(284,104)
Net increase (decrease) in shares	(3,811)	563

*	Capital Share activity for the periods presented through December 31, 2016 has been restated to reflect a 1:6 reverse share split effective December 1, 2016 — See Note 12.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]	Year Ended December 31, 2012[d]
Per Share Data
Net asset value, beginning of period	$88.28	$96.17	$112.32	$90.79	$75.34
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	.66	1.26	.78	.30
Net gain (loss) on investments (realized and unrealized)	(6.25)	(7.35)	(15.19)	20.87	15.99
Total from investment operations	(6.00)	(6.69)	(13.93)	21.65	16.29
Less distributions from:
Net investment income	(.22)	(1.20)	(2.22)	(.12)	(.84)
Total distributions	(.22)	(1.20)	(2.22)	(.12)	(.84)
Net asset value, end of period	$82.06	$88.28	$96.17	$112.32	$90.79

Total Return[b]	(5.58%)	(7.19%)	(12.49%)	23.89%	21.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,553	$3,083	$3,304	$12,116	$12,810
Ratios to average net assets:
Net investment income (loss)	1.70%	0.63%	1.14%	0.79%	0.40%
Total expenses[c]	1.73%	1.66%	1.75%	1.71%	1.72%
Portfolio turnover rate	441%	620%	401%	455%	489%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:6 reverse share split effective December 1, 2016 — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

For the one-year period ended December 31, 2016, Japan 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the underlying index. Japan 2x Strategy Fund returned 8.86%, while the underlying index returned 3.84% over the same time period.

The sectors contributing the most to the return of the underlying index of the period were Information Technology and Industrials. The Consumer Discretionary sector was the leading detractor from performance of the underlying index for the period, followed by the Financials sector.

Stocks contributing most to return of the underlying index were SoftBank Group Corp., Tokyo Electron Ltd., and Shin-Etsu Chemical Co. Ltd. Those detracting most from performance of the underlying index were Casio Computer Co. Ltd., Eisai Co. Ltd., and Takeda Pharmaceutical Co. Ltd.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

62 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

The Fund invests principally in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	32.7%
Guggenheim Strategy Fund I	26.6%
Total	59.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Japan 2x Strategy Fund	8.86%	14.08%	1.58%
Nikkei-225 Stock Average Index	3.84%	8.33%	1.25%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS	December 31, 2016
JAPAN 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 59.3%
Guggenheim Strategy Fund II1	32,762	$817,417
Guggenheim Strategy Fund I1	26,529	663,226
Total Mutual Funds
(Cost $1,471,308)		1,480,643

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 8.0%
Federal Home Loan Bank[2]
0.39% due 01/03/17	$100,000	99,998
Freddie Mac[3]
0.47% due 01/09/17	100,000	99,989
Total Federal Agency Discount Notes
(Cost $199,987)		199,987

U.S. TREASURY BILLS†† - 8.0%
U.S. Treasury Bill
0.46% due 01/12/17[4,5]	200,000	199,980
Total U.S. Treasury Bills
(Cost $199,971)		199,980

REPURCHASE AGREEMENTS††,6 - 24.2%
HSBC Securities, Inc. issued 12/30/16 at 0.28% due 01/03/17	201,658	201,658
UMB Financial Corporation issued 12/30/16 at 0.24% due 01/03/17	201,657	201,657
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	201,657	201,657
Total Repurchase Agreements
(Cost $604,972)		604,972

Total Investments - 99.5%
(Cost $2,476,238)		$2,485,582
Other Assets & Liabilities, net - 0.5%		13,064
Total Net Assets - 100.0%		$2,498,646

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2017 Nikkei-225 (CME) Index Futures Contracts (Aggregate Value of Contracts $4,966,000)	52	$177,493
CURRENCY FUTURES CONTRACTS PURCHASED†
March 2017 Japanese Yen Futures Contracts (Aggregate Value of Contracts $4,934,650)	46	$(29,807)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	All or a portion of this security is pledged as futures collateral at December 31, 2016.
[5]	Zero coupon rate security. Rate indicated is the effective yield at the time of purchase.
[6]	Repurchase Agreements — See Note 5.

See Sector Classification in Other Information section.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
JAPAN 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 3	Total
Equity Futures Contracts	$—	$177,493	$—	$—	$177,493
Federal Agency Discount Notes	—	—	199,987	—	199,987
Mutual Funds	1,480,643	—	—	—	1,480,643
Repurchase Agreements	—	—	604,972	$—	604,972
U.S. Treasury Bills	—	—	199,980	—	199,980
Total	$1,480,643	$177,493	$1,004,939	$—	$2,663,075

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 3	Total
Currency Futures Contracts	$—	$29,807	$—	$—	$29,807

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $399,958)	$399,967
Investments in affiliated issuers, at value (cost $1,471,308)	1,480,643
Repurchase agreements, at value (cost $604,972)	604,972
Total investments (cost $2,476,238)	2,485,582
Segregated cash with broker	51,880
Receivables:
Swap settlement	3,903
Dividends	3,039
Interest	9
Total assets	2,544,413

Liabilities:
Payable for:
Fund shares redeemed	24,529
Variation margin	8,254
Securities purchased	3,178
Management fees	1,966
Transfer agent and administrative fees	655
Investor service fees	655
Portfolio accounting fees	262
Miscellaneous	6,268
Total liabilities	45,767
Commitments and contingent liabilities (Note 13)	—
Net assets	$2,498,646

Net assets consist of:
Paid in capital	$4,901,716
Undistributed net investment income	—
Accumulated net realized loss on investments	(2,560,100)
Net unrealized appreciation on investments	157,030
Net assets	$2,498,646
Capital shares outstanding	37,249
Net asset value per share	$67.08

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of affiliated issuers	$24,901
Interest	2,904
Total investment income	27,805

Expenses:
Management fees	19,843
Transfer agent and administrative fees	6,614
Investor service fees	6,614
Portfolio accounting fees	2,645
Professional fees	2,240
Custodian fees	531
Trustees’ fees*	241
Interest expense	1
Miscellaneous	2,418
Total expenses	41,147
Net investment loss	(13,342)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	308
Swap agreements	8,351
Futures contracts	(38,497)
Net realized loss	(29,838)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(95)
Investments in affiliated issuers	9,103
Futures contracts	195,304
Net change in unrealized appreciation (depreciation)	204,312
Net realized and unrealized gain	174,474
Net increase in net assets resulting from operations	$161,132

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(13,342)	$(63,410)
Net realized loss on investments	(29,838)	(223,079)
Net change in unrealized appreciation (depreciation) on investments	204,312	45,688
Net increase (decrease) in net assets resulting from operations	161,132	(240,801)

Capital share transactions:
Proceeds from sale of shares	14,650,143	24,602,440
Cost of shares redeemed	(15,889,563)	(23,393,025)
Net increase (decrease) from capital share transactions	(1,239,420)	1,209,415
Net increase (decrease) in net assets	(1,078,288)	968,614

Net assets:
Beginning of year	3,576,934	2,608,320
End of year	$2,498,646	$3,576,934
Undistributed net investment income at end of year	$—	$—

Capital share activity:*
Shares sold	245,606	368,287
Shares redeemed	(266,377)	(357,678)
Net increase (decrease) in shares	(20,771)	10,609

*	Capital Share activity for the periods through December 31, 2016 has been restated to reflect 1:6 reverse share split effective December 1, 2016 — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]	Year Ended December 31, 2012[d]
Per Share Data
Net asset value, beginning of period	$61.65	$55.02	$171.68	$110.06	$91.66
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(.78)	(1.68)	(2.16)	(1.44)
Net gain (loss) on investments (realized and unrealized)	5.49	7.41	(16.58)	63.78	19.84
Total from investment operations	5.43	6.63	(18.26)	61.62	18.40
Less distributions from:
Net realized gains	—	—	(98.40)	—	—
Total distributions	—	—	(98.40)	—	—
Net asset value, end of period	$67.08	$61.65	$55.02	$171.68	$110.06

Total Return[b]	8.86%	12.00%	(15.41%)	56.00%	20.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,499	$3,577	$2,608	$4,909	$3,781
Ratios to average net assets:
Net investment income (loss)	(0.50%)	(1.22%)	(1.39%)	(1.50%)	(1.47%)
Total expenses[c]	1.56%	1.50%	1.59%	1.54%	1.57%
Portfolio turnover rate	183%	87%	146%	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:6 reverse share split effective December 1, 2016 — See Note 12.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2016, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the underlying index. Strengthening Dollar 2x Strategy Fund returned 7.00%, compared with a return of 3.63% for its benchmark, the underlying index.

Contributing the most to performance of the underlying index for the year were the Japanese yen, Canadian dollar, and Swiss franc. The British pound, euro, and Swedish krona detracted the most from the DXY during the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	28.2%
Guggenheim Strategy Fund II	27.2%
Total	55.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Strengthening Dollar 2x Strategy Fund	7.00%	6.28%	-0.19%
U.S. Dollar Index	3.63%	4.97%	2.02%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

70 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 55.4%
Guggenheim Strategy Fund I1	63,586	$1,589,640
Guggenheim Strategy Fund II1	61,638	1,537,878
Total Mutual Funds
(Cost $3,116,391)		3,127,518

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 12.4%
Federal Home Loan Bank[2]
0.39% due 01/03/17[4]	$300,000	299,994
0.40% due 01/06/17[4]	100,000	99,994
Total Federal Home Loan Bank		399,988
Freddie Mac[3]
0.47% due 01/09/17[4]	300,000	299,967
Total Federal Agency Discount Notes
(Cost $699,955)		699,955

REPURCHASE AGREEMENTS††,5 - 31.2%
HSBC Securities, Inc. issued 12/30/16 at 0.28% due 01/03/17[6]	761,000	761,000
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	500,199	500,199
UMB Financial Corporation issued 12/30/16 at 0.24% due 01/03/17	500,199	500,199
Total Repurchase Agreements
(Cost $1,761,398)		1,761,398

Total Investments - 99.0%
(Cost $5,577,744)		$5,588,871
Other Assets & Liabilities, net - 1.0%		54,841
Total Net Assets - 100.0%		$5,643,712

	Contracts	Unrealized Gain

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2017 U.S. Dollar Index Futures Contracts (Aggregate Value of Contracts $10,133,640)	99	$75,748

	Units

OTC CURRENCY INDEX SWAP AGREEMENTS††
Goldman Sachs International March 2017 U.S. Dollar Index Swap 0.98%[7], Terminating 03/15/17 (Notional Value $1,203,259)	11,770	$6,972

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Variable rate security. Rate indicated is rate effective at December 31, 2016.
[5]	Repurchase Agreements — See Note 5.
[6]	All or a portion of this security is pledged as currency index swap collateral at December 31, 2016.
[7]	Total Return based on U.S. Dollar Index +/- financing at a variable rate. Rate indicated is the rate effective at December 31, 2016.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
STRENGTHENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Currency Futures Contracts	$—	$75,748	$—	$—	$—	$75,748
Currency Index Swap Agreements	—	—	—	6,972	—	6,972
Federal Agency Discount Notes	—	—	699,955	—	—	699,955
Mutual Funds	3,127,518	—	—	—	—	3,127,518
Repurchase Agreements	—	—	1,761,398	—	—	1,761,398
Total	$3,127,518	$75,748	$2,461,353	$6,972	$—	$5,671,591

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $699,955)	$699,955
Investments in affiliated issuers, at value (cost $3,116,391)	3,127,518
Repurchase agreements, at value (cost $1,761,398)	1,761,398
Total investments (cost $5,577,744)	5,588,871
Segregated cash with broker	178,200
Unrealized appreciation on swap agreements	6,972
Receivables:
Swap settlement	5,546
Fund shares sold	28,827
Dividends	4,990
Interest	25
Total assets	5,813,431

Liabilities:
Payable for:
Fund shares redeemed	113,391
Variation margin	34,749
Securities purchased	5,279
Management fees	4,225
Transfer agent and administrative fees	1,174
Investor service fees	1,174
Portfolio accounting fees	469
Miscellaneous	9,258
Total liabilities	169,719
Commitments and contingent liabilities (Note 13)	—
Net assets	$5,643,712

Net assets consist of:
Paid in capital	$6,255,301
Undistributed net investment income	—
Accumulated net realized loss on investments	(705,436)
Net unrealized appreciation on investments	93,847
Net assets	$5,643,712
Capital shares outstanding	128,550
Net asset value per share	$43.90

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of affiliated issuers	$40,460
Interest	3,997
Total investment income	44,457

Expenses:
Management fees	33,692
Transfer agent and administrative fees	9,359
Investor service fees	9,359
Portfolio accounting fees	3,743
Professional fees	3,367
Custodian fees	783
Trustees’ fees*	331
Miscellaneous	5,162
Total expenses	65,796
Net investment loss	(21,339)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(2,395)
Swap agreements	53,850
Futures contracts	110,640
Net realized gain	162,095
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(99)
Investments in affiliated issuers	11,885
Swap agreements	8,662
Futures contracts	2,100
Net change in unrealized appreciation (depreciation)	22,548
Net realized and unrealized gain	184,643
Net increase in net assets resulting from operations	$163,304

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(21,339)	$(84,100)
Net realized gain on investments	162,095	587,353
Net change in unrealized appreciation (depreciation) on investments	22,548	(229,615)
Net increase in net assets resulting from operations	163,304	273,638

Distributions to shareholders from:
Net realized gains	(166,501)	(739,140)
Total distributions to shareholders	(166,501)	(739,140)

Capital share transactions:
Proceeds from sale of shares	21,813,084	50,950,721
Distributions reinvested	166,501	739,140
Cost of shares redeemed	(19,635,591)	(54,901,638)
Net increase (decrease) from capital share transactions	2,343,994	(3,211,777)
Net increase (decrease) in net assets	2,340,797	(3,677,279)

Net assets:
Beginning of year	3,302,915	6,980,194
End of year	$5,643,712	$3,302,915
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	529,807	1,119,122
Shares issued from reinvestment of distributions	4,308	17,363
Shares redeemed	(481,576)	(1,225,932)
Net increase (decrease) in shares	52,539	(89,447)

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]	Year Ended December 31, 2012[d]
Per Share Data
Net asset value, beginning of period	$43.45	$42.19	$34.32	$35.37	$37.74
Income (loss) from investment operations:
Net investment income (loss)[a]	(.23)	(.55)	(.47)	(.60)	(.60)
Net gain (loss) on investments (realized and unrealized)	2.96	6.09	8.34	(.45)	(1.77)
Total from investment operations	2.73	5.54	7.87	(1.05)	(2.37)
Less distributions from:
Net realized gains	(2.28)	(4.28)	—	—	—
Total distributions	(2.28)	(4.28)	—	—	—
Net asset value, end of period	$43.90	$43.45	$42.19	$34.32	$35.37

Total Return[b]	7.00%	13.35%	22.93%	(2.97%)	(6.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,644	$3,303	$6,980	$2,803	$3,944
Ratios to average net assets:
Net investment income (loss)	(0.57%)	(1.21%)	(1.24%)	(1.69%)	(1.64%)
Total expenses[c]	1.76%	1.70%	1.76%	1.73%	1.76%
Portfolio turnover rate	190%	177%	189%	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through January 24, 2014 have been restated to reflect a 1:3 reverse share split effective January 24, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index (the “underlying index”).

The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2016, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the underlying index. Weakening Dollar 2x Strategy Fund returned -8.71%, compared with a return of 3.63% for its benchmark, the underlying index.

Contributing the most to performance of the underlying index for the year were the Japanese yen, Canadian dollar, and Swiss franc. The British pound, euro, and Swedish krona detracted the most from the DXY during the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

76 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	31.8%
Guggenheim Strategy Fund I	16.9%
Total	48.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Weakening Dollar 2x Strategy Fund	-8.71%	-10.30%	-5.25%
U.S. Dollar Index	3.63%	4.97%	2.02%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS	December 31, 2016
WEAKENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 48.7%
Guggenheim Strategy Fund II1	8,754	$218,404
Guggenheim Strategy Fund I1	4,659	116,478
Total Mutual Funds
(Cost $331,282)		334,882

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 4.4%
Freddie Mac[2]
0.47% due 01/09/17[3]	$30,000	29,997
Total Federal Agency Discount Notes
(Cost $29,997)		29,997

REPURCHASE AGREEMENTS††,4 - 44.3%
HSBC Securities, Inc. issued 12/30/16 at 0.28% due 01/03/17[5]	163,670	163,670
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	70,453	70,453
UMB Financial Corporation issued 12/30/16 at 0.24% due 01/03/17	70,453	70,453
Total Repurchase Agreements
(Cost $304,576)		304,576

Total Investments - 97.4%
(Cost $665,855)		$669,455
Other Assets & Liabilities, net - 2.6%		17,905
Total Net Assets - 100.0%		$687,360

	Contracts	Unrealized Gain (Loss)

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2017 U.S. Dollar Index Futures Contracts (Aggregate Value of Contracts $1,125,960)	11	$(8,287)

	Units

OTC CURRENCY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International March 2017 U.S. Dollar Index Swap 0.98%[6], Terminating 03/15/17 (Notional Value $280,218)	2,741	$1,093

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Variable rate security. Rate indicated is rate effective at December 31, 2016.
[4]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as currency index swap collateral at December 31, 2016.
[5]	Total Return based on U.S. Dollar Index +/- financing at a variable rate. Rate indicated is the rate effective at December 31, 2016.

See Sector Classification in Other Information section.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
WEAKENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Currency Index Swap Agreements	$—	$—	$—	$1,093	$—	$1,093
Federal Agency Discount Notes	—	—	29,997	—	—	29,997
Mutual Funds	334,882	—	—	—	—	334,882
Repurchase Agreements	—	—	304,576	—	—	304,576
Total	$334,882	$—	$334,573	$1,093	$—	$670,548

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Currency Futures Contracts	$—	$8,287	$—	$—	$—	$8,287

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $29,997)	$29,997
Investments in affiliated issuers, at value (cost $331,282)	334,882
Repurchase agreements, at value (cost $304,576)	304,576
Total investments (cost $665,855)	669,455
Segregated cash with broker	19,800
Unrealized appreciation on swap agreements	1,093
Receivables:
Variation margin	3,861
Fund shares sold	29,581
Dividends	684
Interest	5
Total assets	724,479

Liabilities:
Payable for:
Fund shares redeemed	33,632
Swap settlement	1,672
Securities purchased	716
Management fees	505
Transfer agent and administrative fees	140
Investor service fees	140
Portfolio accounting fees	56
Miscellaneous	258
Total liabilities	37,119
Commitments and contingent liabilities (Note 13)	—
Net assets	$687,360

Net assets consist of:
Paid in capital	$1,985,936
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,294,982)
Net unrealized depreciation on investments	(3,594)
Net assets	$687,360
Capital shares outstanding	12,168
Net asset value per share	$56.49

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of affiliated issuers	$11,382
Interest	1,206
Total investment income	12,588

Expenses:
Management fees	10,066
Transfer agent and administrative fees	2,796
Investor service fees	2,796
Portfolio accounting fees	1,118
Professional fees	1,250
Custodian fees	226
Trustees’ fees*	87
Miscellaneous	1,295
Total expenses	19,634
Net investment loss	(7,046)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	2,432
Swap agreements	(37,554)
Futures contracts	(135,189)
Net realized loss	(170,311)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	390
Investments in affiliated issuers	3,600
Swap agreements	1,957
Futures contracts	(5,580)
Net change in unrealized appreciation (depreciation)	367
Net realized and unrealized loss	(169,944)
Net decrease in net assets resulting from operations	$(176,990)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(7,046)	$(14,356)
Net realized loss on investments	(170,311)	(312,056)
Net change in unrealized appreciation (depreciation) on investments	367	13,161
Net decrease in net assets resulting from operations	(176,990)	(313,251)

Capital share transactions:
Proceeds from sale of shares	5,757,266	8,933,406
Cost of shares redeemed	(6,189,651)	(8,532,411)
Net increase (decrease) from capital share transactions	(432,385)	400,995
Net increase (decrease) in net assets	(609,375)	87,744

Net assets:
Beginning of year	1,296,735	1,208,991
End of year	$687,360	$1,296,735
Undistributed net investment income at end of year	$—	$—

Capital share activity:*
Shares sold	87,953	135,194
Shares redeemed	(96,735)	(130,493)
Net increase (decrease) in shares	(8,782)	4,701

*	Capital Share activity for the periods presented through December 31, 2016 has been restated to reflect a 1:4 reverse share split effective December 1, 2016 — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]	Year Ended December 31, 2012[d]
Per Share Data
Net asset value, beginning of period	$61.90	$74.41	$95.30	$98.04	$97.29
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.80)	(1.28)	(1.60)	(1.60)
Net gain (loss) on investments (realized and unrealized)	(5.30)	(11.71)	(19.61)	(1.14)	2.35
Total from investment operations	(5.41)	(12.51)	(20.89)	(2.74)	.75
Net asset value, end of period	$56.49	$61.90	$74.41	$95.30	$98.04

Total Return[b]	(8.71%)	(16.83%)	(21.91%)	(2.82%)	0.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$687	$1,297	$1,209	$1,896	$1,923
Ratios to average net assets:
Net investment income (loss)	(0.63%)	(1.22%)	(1.44%)	(1.69%)	(1.66%)
Total expenses[c]	1.76%	1.71%	1.76%	1.74%	1.77%
Portfolio turnover rate	250%	232%	108%	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016 — See Note 12.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. At December 31, 2016, the Trust consisted of fifty-two funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund, (the “Funds”), each a non-diversified investment company.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Guggenheim Investments (“GI”) provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

THE RYDEX FUNDS ANNUAL REPORT | 83

NOTES TO FINANCIAL STATEMENTS (continued)

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

C. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

E. The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

F. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

84 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

G. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

H. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.55% at December 31, 2016.

I. Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations. The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

THE RYDEX FUNDS ANNUAL REPORT | 85

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$4,175,284	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	10,152,600	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	6,398,170	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	1,830,475

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of currency swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$1,044,228	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	244,706

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2016:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2016:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Currency Contracts*	Swaps Currency Contracts	Total Value at December 31, 2016
Europe 1.25x Strategy Fund	$11,727	$—	$—	$11,727
Japan 2x Strategy Fund	177,493	—	—	177,493
Strengthening Dollar 2x Strategy Fund	—	75,748	6,972	82,720
Weakening Dollar 2x Strategy Fund	—	—	1,093	1,093

86 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Currency Contracts*	Swaps Currency Contracts	Total Value at December 31, 2016
Europe 1.25x Strategy Fund	$—	$15,031	$—	$15,031
Japan 2x Strategy Fund	—	29,807	—	29,807
Weakening Dollar 2x Strategy Fund	—	8,287	—	8,287

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2016:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Swaps Currency Contracts	Total
Europe 1.25x Strategy Fund	$76,864	$1,170	$(74,375)	$—	$3,659
Japan 2x Strategy Fund	(211,381)	8,351	172,884	—	(30,146)
Strengthening Dollar 2x Strategy Fund	—	—	110,640	53,850	164,490
Weakening Dollar 2x Strategy Fund	—	—	(135,189)	(37,554)	(172,743)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Swaps Currency Contracts	Total
Europe 1.25x Strategy Fund	$(6,114)	$—	$(6,991)	$—	$(13,105)
Japan 2x Strategy Fund	385,364	—	(190,060)	—	195,304
Strengthening Dollar 2x Strategy Fund	—	—	2,100	8,662	10,762
Weakening Dollar 2x Strategy Fund	—	—	(5,580)	1,957	(3,623)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

THE RYDEX FUNDS ANNUAL REPORT | 87

NOTES TO FINANCIAL STATEMENTS (continued)

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain trustees and officers of the Trust are also officers of GI and GFD.

On October 4, 2016, Rydex Fund Services, LLC (“RFS”) was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of GI. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the Trust.

MUIS acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned services, MUIS is entitled to receive a monthly fee equal to an annual percentage of the Funds’ average daily net assets subject to certain minimum monthly fees and out of pocket expenses.

At December 31, 2016, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of outstanding shares owned
S&P MidCap 400® Pure Value Fund	21%
S&P SmallCap 600® Pure Growth Fund	22%
S&P SmallCap 600® Pure Value Fund	23%
Europe 1.25x Strategy Fund	40%
Japan 2x Strategy Fund	38%
Weakening Dollar 2x Strategy Fund	30%

88 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2016, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			U.S. Treasury Note
0.28%			4.25%
Due 01/03/17	$44,739,963	$44,741,355	11/15/40	$32,445,700	$39,355,312
			U.S. Treasury Strips
			0.00%
			11/15/27	8,479,800	6,279,462
				40,925,500	45,634,774

Royal Bank of Canada			U.S. TIP Notes
0.24%			0.13%
Due 01/03/17	33,684,738	33,685,636	04/15/20	32,988,700	34,358,487

UMB Financial Corp.			Federal Farm Credit Bank
0.24%			0.60% - 0.85%
Due 01/03/17	25,500,648	25,501,328	04/05/17 - 05/17/17	20,989,000	21,002,488
			Federal Home Loan Bank
			0.88%
			05/24/17	5,000,000	5,009,097
				25,989,000	26,011,585

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NOTES TO FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund - Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At December 31, 2016, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P 500® Pure Value Fund	$1,252,777	$(1,252,777)	$—	$1,297,143	$—	$1,297,143
S&P MidCap 400® Pure Growth Fund	80,398	(80,398)	—	82,697	—	82,697
S&P MidCap 400® Pure Value Fund	828,617	(828,617)	—	854,501	—	854,501
S&P SmallCap 600® Pure Growth Fund	1,022,979	(1,022,979)	—	1,059,129	—	1,059,129
S&P SmallCap 600® Pure Value Fund	921,625	(921,625)	—	955,686	—	955,686
Europe 1.25x Strategy Fund	9,418	(9,418)	—	9,603	—	9,603

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

7. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

90 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$6,972	$—	$6,972	$—	$—	$6,972
Weakening Dollar 2x Strategy Fund	Swap currency contracts	1,093	—	1,093	—	—	1,093

[1]	Exchange-traded futures are excluded from their reported amounts.

8. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

THE RYDEX FUNDS ANNUAL REPORT | 91

NOTES TO FINANCIAL STATEMENTS (continued)

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2016, the following capital loss carryforward amounts expired, were used, or were permananetly lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Expired	Utilized	Total
S&P MidCap 400® Pure Growth Fund	$—	$643,959	$643,959
S&P MidCap 400® Pure Value Fund	—	15,784	15,784
S&P SmallCap 600® Pure Growth Fund	—	263,144	263,144
S&P SmallCap 600® Pure Value Fund	—	2,135,320	2,135,320
Europe 1.25x Strategy Fund	3,431,446	—	3,431,446
Japan 2x Strategy Fund	—	165,999	165,999
Strengthening Dollar 2x Strategy Fund		100,358	100,358
Weakening Dollar 2x Strategy Fund	393,588	—	393,588

The tax character of distributions paid during the year ended December 31, 2016 are as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$—	$2,097,841	$2,097,841
S&P 500® Pure Value Fund	401,556	1,016,397	1,417,953
S&P MidCap 400® Pure Growth Fund	—	—	—
S&P MidCap 400® Pure Value Fund	78,852	—	78,852
S&P SmallCap 600® Pure Growth Fund	—	—	—
S&P SmallCap 600® Pure Value Fund	—	—	—
Europe 1.25x Strategy Fund	36,982	—	36,982
Japan 2x Strategy Fund	—	—	—
Strengthening Dollar 2x Strategy Fund	15,804	150,697	166,501
Weakening Dollar 2x Strategy Fund	—	—	—

The tax character of distributions paid during the year ended December 31, 2015 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$453,840	$4,961,206	$5,415,046
S&P 500® Pure Value Fund	3,611,046	4,375,283	7,986,329
S&P MidCap 400® Pure Growth Fund	—	3,076,475	3,076,475
S&P MidCap 400® Pure Value Fund	21,051	1,506,910	1,527,961
S&P SmallCap 600® Pure Growth Fund	—	3,431,714	3,431,714
S&P SmallCap 600® Pure Value Fund	—	1,392,666	1,392,666
Europe 1.25x Strategy Fund	66,571	—	66,571
Japan 2x Strategy Fund	—	—	—
Strengthening Dollar 2x Strategy Fund	255,434	483,706	739,140
Weakening Dollar 2x Strategy Fund	—	—	—

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

92 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of accumulated earnings/(deficit) as of December 31, 2016 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward
S&P 500® Pure Growth Fund	$—	$2,066,779	$4,742,935	$—
S&P 500® Pure Value Fund	2,225,307	—	2,712,493	—
S&P MidCap 400® Pure Growth Fund	—	—	610,867	(126,674)
S&P MidCap 400® Pure Value Fund	2,792,442	163,241	1,894,380	—
S&P SmallCap 600® Pure Growth Fund	—	877,592	2,138,518	—
S&P SmallCap 600® Pure Value Fund	—	409,655	668,545	(570,741)
Europe 1.25x Strategy Fund	40,552	—	(131,811)	(3,127,412)
Japan 2x Strategy Fund	—	—	7,694	(2,410,764)
Strengthening Dollar 2x Strategy Fund	9,995	44,708	7,585	(673,877)
Weakening Dollar 2x Strategy Fund	—	—	3,600	(1,302,176)

For federal income tax purposes capital loss carryfowards represent realized losses that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010 such capital losses may be carried forward for a maximum of eight years. Pursuant to the RIC Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 without expiration and retain their short and/or long-term character. However, post-enactment losses must be utilized prior to pre-enactment capital loss carryfowards. As a result of this ordering rule pre-enactment carryfowards are more likely to expire unused. As of December 31, 2016 capital loss carryfowards for the Funds were as follows:

			Unlimited
Fund	Expires in 2017	Expires in 2018	Short-Term	Long-Term	Total Capital Loss Carryforward
S&P 500® Pure Growth Fund	$—	$—	$—	$—	$—
S&P 500® Pure Value Fund	—	—	—	—	—
S&P MidCap 400® Pure Growth Fund	—	—	(126,674)	—	(126,674)
S&P MidCap 400® Pure Value Fund	—	—	—	—	—
S&P SmallCap 600® Pure Growth Fund	—	—	—	—	—
S&P SmallCap 600® Pure Value Fund	(570,741)	—	—	—	(570,741	)*
Europe 1.25x Strategy Fund	—	(1,734,902)	(909,422)	(483,088)	(3,127,412	)*
Japan 2x Strategy Fund	—	—	(947,457)	(1,463,307)	(2,410,764)
Strengthening Dollar 2x Strategy Fund	—	—	(269,551)	(404,326)	(673,877)
Weakening Dollar 2x Strategy Fund	—	—	(519,993)	(782,183)	(1,302,176	)*

*

In accordance with section 382 of the Internal Revenue Code a portion of certain Fund losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, net operating losses, equalization accounting, expired capital loss carry forwards, return of capital from investments, foreign currency reclasses, and the marking to market of futures and foreign currency contracts. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV.

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NOTES TO FINANCIAL STATEMENTS (continued)

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
S&P 500® Pure Growth Fund	$1,548,508	$229,575	$(1,778,083)
S&P 500® Pure Value Fund	742,452	—	(742,452)
S&P MidCap 400® Pure Growth Fund	(148,146)	148,149	(3)
S&P MidCap 400® Pure Value Fund	75,896	15,790	(91,686)
S&P SmallCap 600® Pure Growth Fund	321,454	53,294	(374,748)
S&P SmallCap 600® Pure Value Fund	(50,104)	73,052	(22,948)
Europe 1.25x Strategy Fund	(3,431,446)	(4,902)	3,436,348
Japan 2x Strategy Fund	(13,342)	13,342	—
Strengthening Dollar 2x Strategy Fund	—	21,339	(21,339)
Weakening Dollar 2x Strategy Fund	(400,634)	7,046	393,588

At December 31, 2016, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
S&P 500® Pure Growth Fund	$39,735,102	$5,244,601	$(501,666)	$4,742,935
S&P 500® Pure Value Fund	43,565,816	3,665,744	(953,251)	2,712,493
S&P MidCap 400® Pure Growth Fund	18,705,863	890,421	(279,554)	610,867
S&P MidCap 400® Pure Value Fund	29,240,009	2,445,889	(551,509)	1,894,380
S&P SmallCap 600® Pure Growth Fund	20,062,782	2,377,318	(238,800)	2,138,518
S&P SmallCap 600® Pure Value Fund	28,749,331	1,680,540	(1,011,995)	668,545
Europe 1.25x Strategy Fund	2,656,082	—	(131,811)	(131,811)
Japan 2x Strategy Fund	2,477,888	7,694	—	7,694
Strengthening Dollar 2x Strategy Fund	5,581,286	8,033	(448)	7,585
Weakening Dollar 2x Strategy Fund	665,855	3,600	—	3,600

9. Securities Transactions

For the year ended December 31, 2016, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$116,625,910	$148,260,507
S&P 500® Pure Value Fund	81,151,042	73,510,014
S&P MidCap 400® Pure Growth Fund	64,045,059	78,010,687
S&P MidCap 400® Pure Value Fund	75,008,780	61,911,186
S&P SmallCap 600® Pure Growth Fund	79,466,455	82,367,923
S&P SmallCap 600® Pure Value Fund	65,029,459	52,555,514
Europe 1.25x Strategy Fund	8,600,749	8,804,143
Japan 2x Strategy Fund	2,555,020	2,300,000
Strengthening Dollar 2x Strategy Fund	5,768,648	4,121,000
Weakening Dollar 2x Strategy Fund	1,381,392	1,460,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment

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NOTES TO FINANCIAL STATEMENTS (continued)

advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2016, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain(Loss)
S&P 500® Pure Growth Fund	$32,791,844	$33,056,167	$1,091,906
S&P 500® Pure Value Fund	23,816,121	22,839,367	1,280,588
S&P MidCap 400® Pure Growth Fund	11,269,736	8,081,292	(92,403)
S&P MidCap 400® Pure Value Fund	19,997,147	10,071,550	(5,234)
S&P SmallCap 600® Pure Growth Fund	11,795,425	13,327,621	494,107
S&P SmallCap 600® Pure Value Fund	6,893,652	8,543,427	521,653
Europe 1.25x Strategy Fund	4,061,717	5,174,928	89,788

10. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at http://www.sec.gov/Archives/edgar/data/161445/000089180416001923/gug65857-ncsr.htm.

Transactions during the year ended December 31, 2016, in which the portfolio company is an “affiliated person,” were as follows:

Affiliated issuers by Fund	Value 12/31/15	Additions	Reductions	Value 12/31/16	Shares 12/31/16	Investment Income	Realized Gain (Loss)
Europe 1.25x Strategy Fund
Guggenheim Strategy Fund I	$60,590	$2,756,210	$(2,275,000)	$546,006	21,840	$6,169	$4,302
Guggenheim Strategy Fund II	—	1,134,565	(510,000)	626,210	25,099	4,498	1,042
	60,590	3,890,775	(2,785,000)	1,172,216		10,667	5,344

Japan 2x Strategy Fund
Guggenheim Strategy Fund I	1,216,211	993,182	(1,550,000)	663,226	26,529	13,150	(517)
Guggenheim Strategy Fund II	—	1,561,838	(750,000)	817,417	32,762	11,751	825
	1,216,211	2,555,020	(2,300,000)	1,480,643		24,901	308

Strengthening Dollar 2x Strategy Fund
Guggenheim Strategy Fund I	897,694	3,098,583	(2,410,000)	1,589,640	63,586	18,494	(960)
Guggenheim Strategy Fund II	572,686	2,670,065	(1,711,000)	1,537,878	61,638	21,966	(1,435)
	1,470,380	5,768,648	(4,121,000)	3,127,518		40,460	(2,395)

Weakening Dollar 2x Strategy Fund
Guggenheim Strategy Fund I	203,690	689,853	(780,000)	116,478	4,659	4,843	1,891
Guggenheim Strategy Fund II	203,378	691,539	(680,000)	218,404	8,754	6,539	541
	407,068	1,381,392	(1,460,000)	334,882		11,382	2,432

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NOTES TO FINANCIAL STATEMENTS (continued)

11. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 11, 2017. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2016. The Funds did not have any borrowings outstanding under this agreement at December 31, 2016.

The average daily balances borrowed for the year ended December 31, 2016, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Growth Fund	$5,847
S&P 500® Pure Value Fund	1,622
S&P MidCap 400® Growth Fund	5,020
S&P MidCap 400® Value Fund	7,970
S&P SmallCap 600® Growth Fund	7,792
S&P SmallCap 600® Value Fund	6,489
Europe 1.25x Strategy Fund	3,323
Japan 1.25x Strategy Fund	62

12. Share Splits

Share splits occurred for the following Funds at the close of business:

Fund	Effective Day	Split Time
S&P 500® Pure Value Fund	December 1, 2016	Two-for-One Share Split
S&P MidCap 400® Pure Value Fund	December 1, 2016	Two-for-One Share Split
S&P SmallCap 600® Pure Value Fund	December 1, 2016	Two-for-One Share Split
Europe 1.25x Strategy Fund	December 1, 2016	One-for-Six Reverse Share Split
Japan 2x Strategy Fund	December 1, 2016	One-for-Six Reverse Share Split
Weakening Dollar 2x Strategy Fund	December 1, 2016	One-for-Four Reverse Share Split

The effect of these transactions was to multiply the number of outstanding shares of the S&P 500® Pure Value Fund, S&P MidCap 400® Pure Value Fund and S&P SmallCap 600® Pure Value Fund by their split ratio, resulting in a corresponding decrease in the NAV and to divide the number of outstanding shares of the Europe 1.25x Strategy Fund, Japan 2x Strategy Fund and the Weakening Dollar 2x Strategy Fund by their respective reverse split ratio, resulting in a corresponding increase in the NAV. The share transactions presented in the Statements of Changes in net assets and the per share data in the Financial Highlights for each of the periods presented through September 30, 2016, have been restated to reflect these respective share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

13. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

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NOTES TO FINANCIAL STATEMENTS (continued)

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but any party might ask the Court to direct entry of a final judgment in order to make the order immediately appealable.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust Action”). Its funds may also be putative members of the proposed defendant classes in Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust Action”) and Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Creditor Trust Action and Reichman allege claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer. The Litigation Trust Action alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On April 7, 2014, the plaintiff filed a Third Amended Complaint in the Creditor Trust Action, a Second Amended Complaint in the Litigation Trust Action, and an Amended Complaint in Reichman.

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NOTES TO FINANCIAL STATEMENTS (concluded)

On May 8, 2014, the plaintiff in the Litigation Trust Action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the intentional fraudulent transfer claims in the Creditor Trust Action, the Litigation Trust Action, and in Reichman, but denied the motion to dismiss the constructive fraudulent transfer claims in the Creditor Trust Action and in Reichman. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff has appealed the dismissal to the U.S. District Court for the Southern District of New York.

On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust Action and Reichman in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. The U.S. District Court for the Southern District of New York has not yet accepted the Bankruptcy Court’s recommendation or entered a final judgment.

On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust Action and remanded to the Bankruptcy Court for further proceedings. The District Court found that the fraudulent intent that mattered was that of Lyondell’s CEO, not its board, because the CEO’s intent could be imputed to Lyondell under Delaware law agency principles. The District Court did note, however, that plaintiff faces a high standard for proving “actual intent” to harm creditors, and that it remains to be seen whether plaintiff will be able to make this showing. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. In light of this ruling, the federal intentional fraudulent conveyance claim will move forward before the Bankruptcy Court, but a schedule for that case has not yet been set.

These lawsuits do not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

98 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (ten of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (ten of the series constituting the Rydex Variable Trust) at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 28, 2017

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OTHER INFORMATION (Unaudited)

Tax Information

In January 2017, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2016.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
S&P 500® Pure Value Fund	100%
S&P MidCap 400® Pure Value Fund	100%
Europe 1.25x Strategy Fund	0%
Strengthening Dollar 2x Strategy Fund	0%

With respect to the taxable year ended December 31, 2016, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	Long-term Capital Gains Subject to the 15% Rate	From Proceeds of Shareholder Redemptions
S&P 500® Pure Growth Fund	$2,097,841	$1,775,834
S&P 500® Pure Value Fund	1,016,397	559,041
S&P MidCap 400® Pure Value Fund	—	75,895
S&P SmallCap 600® Pure Growth Fund	—	374,978
S&P SmallCap 600® Pure Value Fund	—	24,552
Strengthening Dollar 2x Strategy Fund	150,697	—

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	President and Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	230

Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Angela Brock-Kyle***** (1959)	Trustee from August 2016 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	135	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	135	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	135	Epiphany Funds (4) (2009-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Vice Chairman of the Board from 2014 to present (Chairman of the Board from 2006 to 2014); Trustee and Member of the Audit Committee from 1997 to present; Chairman (since 2014) and Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	135	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Trustee and Member of the Audit Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	135	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Member of the Nominating Committee from 2005 to present; and Member of the Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	135	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Chairman and Member of the Nominating Committee from 2004 to present; Chairman and Member of the Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired.	135	None.
Sandra G. Sponem***** (1958)	Trustee from August 2016 to present.	Current: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-present).	135	None.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (1999-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Joanna M. Catalucci (1966)	AML Officer (2016-present)

Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Managing Director of Transparent Value, LLC (April 2015-present); Managing Director of Guggenheim Investments (April 2015-present).

Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

THE RYDEX FUNDS ANNUAL REPORT | 103

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.
*****	Mses. Brock-Kyle and Sponem commence serving as independent Trustees effective August 18, 2016.

104 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

THE RYDEX FUNDS ANNUAL REPORT | 105

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12.31.2016

Rydex Variable Trust Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

GuggenheimInvestments.com	RVASECF-ANN-2-1216x1217

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
BANKING FUND	8
BASIC MATERIALS FUND	15
BIOTECHNOLOGY FUND	22
CONSUMER PRODUCTS FUND	29
ELECTRONICS FUND	36
ENERGY FUND	43
ENERGY SERVICES FUND	50
FINANCIAL SERVICES FUND	57
HEALTH CARE FUND	66
INTERNET FUND	74
LEISURE FUND	81
PRECIOUS METALS FUND	89
REAL ESTATE FUND	96
RETAILING FUND	104
TECHNOLOGY FUND	111
TELECOMMUNICATIONS FUND	119
TRANSPORTATION FUND	126
UTILITIES FUND	133
NOTES TO FINANCIAL STATEMENTS	140
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	152
OTHER INFORMATION	153
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	155
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	159

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2016

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 18 of our Funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2016.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
January 31, 2017

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the Fund’s holdings in issuers of the same or similar offerings. These Funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2016

Behind the performance numbers for the past 12 months are a multitude of events that unfolded throughout 2016, including an increase in U.S. corporate defaults, several quarters of negative earnings growth, stubbornly low inflation across the globe, the British vote to exit the European Union, and a U.S. presidential election outcome that defied investor expectations and polling trends. That was on top of one of the worst selloffs for U.S. corporate bonds since the financial crisis in the first six weeks of the year, and one of the worst selloffs in government bonds since 2013’s taper tantrum in the fourth quarter, and the Standard & Poor’s 500® (“S&P 500”) Index* falling almost 11% early in the year. Nevertheless, or perhaps because of all the pre-election turmoil, between election day and the end of December, the S&P 500 rallied 4.6%, high-yield spreads tightened 83 basis points, and 10-year Treasury yields rose 57 basis points.

The market reaction to the outcome of the U.S. presidential election set the stage for the U.S. Federal Reserve (the “Fed”) to hike in December. As widely expected, the Fed raised target interest rates by 25 basis points from a range of 0.25–0.50% to 0.50–0.75%. More importantly, the Federal Open Market Committee (“FOMC”) now projects three rate increases in 2017, up from two in September.

The upward shift appears to reflect the view that there may be less room for accommodative policy to continue in light of recent labor market data. We believe the participation rate introduces meaningful uncertainty to the pace of Fed tightening. In 2016, a rising participation rate helped keep the Fed at bay for most of the year as it stabilized the unemployment rate slightly above what the Fed considers full employment. However, the participation trend reversed in October and November, causing the unemployment rate to decline to only 4.7% by December.

Early indications that fiscal spending (and/or tax cuts) will be prioritized in the new administration suggest that the risks to real Gross Domestic Product (“GDP”) growth in 2017 and 2018 are now skewed to the upside. U.S. real GDP grew by 3.5% in the third quarter, up from 1.4% in the second quarter. We expect output to rise by around 2% on average in coming quarters, a bit faster than the trend rate over the past year, as drags from past dollar strength and an inventory adjustment cycle fade.

A post-election rise in consumer confidence, along with continued income growth and healthier household balance sheets, bodes well for consumption in the coming quarters. The trend rate of job growth should slow as we near full employment. Even so, the unemployment rate should continue to fall toward 4.0% as employment growth outstrips labor force growth. A tighter labor market will begin to put more upward pressure on wage growth, which is being held back by meager productivity gains. An improving labor market, low borrowing costs, and rising household formation will continue to bolster housing, as evidenced by housing starts at cyclical highs. Key inflation measures will rise over the next year due to energy price base effects and reductions in labor market slack.

Given our view that the Fed will raise rates three, possibly four, times in 2017, the effects of monetary policy divergence will be important to watch as two major central banks, the European Central Bank (“ECB”) and the Bank of Japan (“BOJ”), continue their purchase programs. In December, the ECB committed to extend its asset-purchase program through the end of 2017, albeit at a reduced monthly pace of €60 billion (from €80 billion currently) beginning in April. The ECB also changed its criteria for asset purchases, allowing the purchase of sovereign bonds with yields lower than the -0.40% deposit rate. In our view, the extension of the program to at least the end of 2017 makes it highly likely that the ECB will continue to buy assets well into 2018. The growing gap in policy rates and global yields could drive further U.S. dollar appreciation, which would weigh on oil prices and stem the recovery in the energy market. Currently, our oil model projects oil prices will remain below $60 per barrel through the end of 2017.

For the year ended December 31, 2016, the S&P 500 Index returned 11.96%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 1.00%. The return of the MSCI Emerging Markets Index* was 11.19%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 2.65% return for the year, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 17.13%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.33% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	December 31, 2016

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Discretionary index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Energy index comprises companies whose businesses are dominated by either of the following activities: The construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Health Care index encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Industrials index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

S&P 500® Materials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

S&P 500® Information Technology Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Information Technology index covers the following general areas: Technology software & services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, Technology Hardware & Equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, Semiconductors & Semiconductor Equipment Manufacturers.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2016

S&P 500® Telecommunications Services Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Telecommunications Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2016 and ending December 31, 2016.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund	1.67%	35.91%	$ 1,000.00	$ 1,359.10	$ 9.93
Basic Materials Fund	1.66%	8.33%	1,000.00	1,083.30	8.72
Biotechnology Fund	1.65%	2.75%	1,000.00	1,027.50	8.43
Consumer Products Fund	1.65%	(5.54%)	1,000.00	944.60	8.09
Electronics Fund	1.66%	23.66%	1,000.00	1,236.60	9.36
Energy Fund	1.66%	14.00%	1,000.00	1,140.00	8.95
Energy Services Fund	1.66%	15.17%	1,000.00	1,151.70	9.00
Financial Services Fund	1.66%	15.56%	1,000.00	1,155.60	9.02
Health Care Fund	1.65%	(3.28%)	1,000.00	967.20	8.18
Internet Fund	1.66%	9.99%	1,000.00	1,099.90	8.79
Leisure Fund	1.66%	6.15%	1,000.00	1,061.50	8.63
Precious Metals Fund	1.55%	(21.86%)	1,000.00	781.40	6.96
Real Estate Fund	1.65%	(1.80%)	1,000.00	982.00	8.24
Retailing Fund	1.65%	2.77%	1,000.00	1,027.70	8.43
Technology Fund	1.66%	12.23%	1,000.00	1,122.30	8.88
Telecommunications Fund	1.66%	9.34%	1,000.00	1,093.40	8.76
Transportation Fund	1.66%	21.35%	1,000.00	1,213.50	9.26
Utilities Fund	1.65%	(5.73%)	1,000.00	942.70	8.08

Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund	1.67%	5.00%	$ 1,000.00	$ 1,016.79	$ 8.49
Basic Materials Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Biotechnology Fund	1.65%	5.00%	1,000.00	1,016.89	8.39
Consumer Products Fund	1.65%	5.00%	1,000.00	1,016.89	8.39
Electronics Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Energy Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Energy Services Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Financial Services Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Health Care Fund	1.65%	5.00%	1,000.00	1,016.89	8.39
Internet Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Leisure Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Precious Metals Fund	1.55%	5.00%	1,000.00	1,017.39	7.88
Real Estate Fund	1.65%	5.00%	1,000.00	1,016.89	8.39
Retailing Fund	1.65%	5.00%	1,000.00	1,016.89	8.39
Technology Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Telecommunications Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Transportation Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Utilities Fund	1.65%	5.00%	1,000.00	1,016.89	8.39

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2016 to December 31, 2016.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

For the year ended December 31, 2016, Banking Fund returned 27.25%, compared with the S&P 500 Index, which returned 11.96%. The S&P 500 Financials Index returned 22.80%.

The banks industry is the largest in the Fund, accounting for most of the Fund by weight, and as a whole it contributed to return. The commercial banks industry was also a contributor to Fund performance. The industries detracting the most from return were the capital markets and thrifts & mortgage finance industries.

JPMorgan Chase & Co., Banco Bradesco S.A. ADR, and Bank of America Corp. were the holdings that contributed the most to the Fund’s return for the period. Credit Suisse Group AG ADR, Deutsche Bank AG, and Barclays plc ADR detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	4.1%
Wells Fargo & Co.	4.0%
Citigroup, Inc.	4.0%
Bank of America Corp.	3.9%
U.S. Bancorp	3.1%
PNC Financial Services Group, Inc.	2.6%
Bank of New York Mellon Corp.	2.4%
Capital One Financial Corp.	2.2%
BB&T Corp.	2.1%
State Street Corp.	1.8%
Top Ten Total	30.2%

“Ten Largest Holdings” excludes any temporary cash investments.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Banking Fund	27.25%	14.98%	-3.07%
S&P 500 Financials Index	22.80%	19.47%	-0.36%
S&P 500 Index	11.96%	14.66%	6.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS	December 31, 2016
BANKING FUND

	Shares	Value

COMMON STOCKS† - 98.2%

Banks - 92.9%
JPMorgan Chase & Co.	7,574	$653,561
Wells Fargo & Co.	11,694	644,457
Citigroup, Inc.	10,729	637,624
Bank of America Corp.	28,231	623,905
U.S. Bancorp	9,816	504,248
PNC Financial Services Group, Inc.	3,516	411,231
Bank of New York Mellon Corp.	8,062	381,978
Capital One Financial Corp.	3,985	347,651
BB&T Corp.	7,087	333,230
State Street Corp.	3,782	293,937
SunTrust Banks, Inc.	5,147	282,313
M&T Bank Corp.	1,715	268,278
Fifth Third Bancorp	9,076	244,780
Northern Trust Corp.	2,741	244,086
KeyCorp	13,318	243,320
Citizens Financial Group, Inc.	6,632	236,298
Regions Financial Corp.	16,010	229,903
First Republic Bank	2,273	209,434
Huntington Bancshares, Inc.	15,655	206,959
Comerica, Inc.	2,754	187,575
Banco Bradesco S.A. ADR	20,656	179,914
ICICI Bank Ltd. ADR	23,100	173,019
SVB Financial Group*	977	167,712
Zions Bancorporation	3,809	163,939
Deutsche Bank AG*,1	8,959	162,158
Credicorp Ltd.	1,025	161,807
Toronto-Dominion Bank	3,237	159,714
Popular, Inc.	3,587	157,182
Signature Bank*	1,044	156,809
Royal Bank of Canada	2,292	155,191
HSBC Holdings plc ADR	3,834	154,050
East West Bancorp, Inc.	2,986	151,778
HDFC Bank Ltd. ADR	2,495	151,397
Credit Suisse Group AG ADR	10,434	149,311
Bank of Nova Scotia	2,680	149,222
Canadian Imperial Bank of Commerce	1,799	146,798
PacWest Bancorp	2,588	140,891
Bank of the Ozarks, Inc.	2,600	136,734
Commerce Bancshares, Inc.	2,272	131,342
Cullen/Frost Bankers, Inc.	1,474	130,051
BOK Financial Corp.	1,527	126,802
Western Alliance Bancorporation*	2,599	126,597
Prosperity Bancshares, Inc.	1,728	124,036
Webster Financial Corp.	2,268	123,107
Synovus Financial Corp.	2,995	123,035
First Horizon National Corp.	5,967	119,400
PrivateBancorp, Inc. — Class A	2,127	115,262
First Citizens BancShares, Inc. — Class A	314	111,470
Umpqua Holdings Corp.	5,892	110,652
Wintrust Financial Corp.	1,494	108,420
Chemical Financial Corp.	2,000	108,340
BankUnited, Inc.	2,871	108,208
MB Financial, Inc.	2,283	107,826
Home BancShares, Inc.	3,865	107,331
Texas Capital Bancshares, Inc.*	1,361	106,702
IBERIABANK Corp.	1,266	106,028
Bank of Hawaii Corp.	1,180	104,654
Associated Banc-Corp.	4,231	104,506
UMB Financial Corp.	1,354	104,420
Hancock Holding Co.	2,370	102,147
FNB Corp.	6,339	101,614
TCF Financial Corp.	5,149	100,869
United Bankshares, Inc.	2,171	100,409
Pinnacle Financial Partners, Inc.	1,439	99,723
Fulton Financial Corp.	5,164	97,083
Valley National Bancorp	8,285	96,437
BancorpSouth, Inc.	3,096	96,131
Cathay General Bancorp	2,521	95,874
First Financial Bankshares, Inc.	2,120	95,824
Hope Bancorp, Inc.	4,256	93,163
Great Western Bancorp, Inc.	2,050	89,360
International Bancshares Corp.	2,190	89,352
Columbia Banking System, Inc.	1,994	89,092
Glacier Bancorp, Inc.	2,442	88,474
CVB Financial Corp.	3,821	87,616
Old National Bancorp	4,708	85,450
Trustmark Corp.	2,376	84,704
LegacyTexas Financial Group, Inc.	1,910	82,245
United Community Banks, Inc.	2,713	80,359
South State Corp.	907	79,272
First Midwest Bancorp, Inc.	3,125	78,844
ServisFirst Bancshares, Inc.	2,080	77,875
Banner Corp.	1,370	76,460
FCB Financial Holdings, Inc. — Class A*	1,600	76,320
Independent Bank Corp.	1,070	75,382
Simmons First National Corp. — Class A	1,200	74,580
Westamerica Bancorporation[1]	1,093	68,782
Boston Private Financial Holdings, Inc.	3,919	64,859
Total Banks		14,938,883

Savings & Loans - 3.4%
New York Community Bancorp, Inc.	9,207	146,484
People’s United Financial, Inc.	6,928	134,126
Investors Bancorp, Inc.	8,219	114,655
Sterling Bancorp	4,141	96,899
Banc of California, Inc.[1]	3,001	52,067
Total Savings & Loans		544,231

Diversified Financial Services - 1.0%
CIT Group, Inc.	3,702	158,001

Insurance - 0.9%
Voya Financial, Inc.	3,754	147,232

Total Common Stocks
(Cost $13,332,048)		15,788,347

10 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
BANKING FUND

	Shares	Value

PREFERRED STOCKS† - 1.2%
Financial - 1.2%
Itau Unibanco Holding S.A. ADR	18,849	$193,767
Total Preferred Stocks
(Cost $170,191)		193,767

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.6%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$102,882	102,882
Total Repurchase Agreement
(Cost $102,882)		102,882

SECURITIES LENDING COLLATERAL†,3 - 0.9%
First American Government Obligations Fund - Class Z, 0.42%[4]	144,024	144,024
Total Securities Lending Collateral
(Cost $144,024)		144,024

Total Investments - 100.9%
(Cost $13,749,145)		$16,229,020
Other Assets & Liabilities, net - (0.9)%		(152,645)
Total Net Assets - 100.0%		$16,076,375

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of December 31, 2016.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$15,788,347	$—	$—	$15,788,347
Preferred Stocks	193,767	—	—	193,767
Repurchase Agreement	—	102,882	—	102,882
Securities Lending Collateral	144,024	—	—	144,024
Total	$16,126,138	$102,882	$—	$16,229,020

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $142,430 of securities loaned (cost $13,646,263)	$16,126,138
Repurchase agreements, at value (cost $102,882)	102,882
Total investments (cost $13,749,145)	16,229,020
Receivables:
Securities sold	271,894
Fund shares sold	133,944
Dividends	22,896
Foreign taxes reclaim	951
Securities lending income	100
Total assets	16,658,805

Liabilities:
Payable for:
Fund shares redeemed	364,639
Return of securities loaned	144,024
Securities purchased	46,325
Management fees	10,176
Transfer agent and administrative fees	2,993
Investor service fees	2,993
Portfolio accounting fees	1,197
Miscellaneous	10,083
Total liabilities	582,430
Commitments and contingent liabilities (Note 10)	—
Net assets	$16,076,375

Net assets consist of:
Paid in capital	$16,124,259
Undistributed net investment income	33,966
Accumulated net realized loss on investments	(2,561,725)
Net unrealized appreciation on investments	2,479,875
Net assets	$16,076,375
Capital shares outstanding	189,357
Net asset value per share	$84.90

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $1,423)	$115,612
Income from securities lending, net	246
Interest	81
Total investment income	115,939

Expenses:
Management fees	41,784
Transfer agent and administrative fees	12,290
Investor service fees	12,290
Portfolio accounting fees	4,916
Professional fees	4,483
Custodian fees	1,141
Trustees’ fees*	337
Interest expense	33
Miscellaneous	4,699
Total expenses	81,973
Net investment income	33,966

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	376,626
Net realized gain	376,626
Net change in unrealized appreciation (depreciation) on:
Investments	1,144,359
Net change in unrealized appreciation (depreciation)	1,144,359
Net realized and unrealized gain	1,520,985
Net increase in net assets resulting from operations	$1,554,951

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$33,966	$45,284
Net realized gain (loss) on investments	376,626	(445,372)
Net change in unrealized appreciation (depreciation) on investments	1,144,359	(367,270)
Net increase (decrease) in net assets resulting from operations	1,554,951	(767,358)

Distributions to shareholders from:
Net investment income	(45,284)	(28,893)
Total distributions to shareholders	(45,284)	(28,893)

Capital share transactions:
Proceeds from sale of shares	32,177,327	32,522,040
Distributions reinvested	45,284	28,893
Cost of shares redeemed	(23,267,078)	(30,081,092)
Net increase from capital share transactions	8,955,533	2,469,841
Net increase in net assets	10,465,200	1,673,590

Net assets:
Beginning of year	5,611,175	3,937,585
End of year	$16,076,375	$5,611,175
Undistributed net investment income at end of year	$33,966	$45,284

Capital share activity:*
Shares sold	454,966	451,841
Shares issued from reinvestment of distributions	706	380
Shares redeemed	(348,993)	(424,666)
Net increase in shares	106,679	27,555

*	Capital share activity for the periods presented through December 31, 2016, has been restated to reflect a 1:6 reverse share split effective December 1, 2016 — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]	Year Ended December 31, 2012[c]
Per Share Data
Net asset value, beginning of period	$67.87	$71.43	$86.82	$80.41	$64.93
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.42	.48	.48	.66
Net gain (loss) on investments (realized and unrealized)	17.11	(3.86)	2.55	22.37	15.00
Total from investment operations	17.21	(3.44)	3.03	22.85	15.66
Less distributions from:
Net investment income	(.18)	(.12)	(1.44)	(1.20)	(.12)
Net realized gains	—	—	(16.98)	(15.24)	(.06)
Total distributions	(.18)	(.12)	(18.42)	(16.44)	(.18)
Net asset value, end of period	$84.90	$67.87	$71.43	$86.82	$80.41

Total Return[b]	27.25%	(4.86%)	3.42%	29.18%	24.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,076	$5,611	$3,938	$5,966	$10,720
Ratios to average net assets:
Net investment income (loss)	0.69%	0.62%	0.56%	0.52%	0.89%
Total expenses	1.67%	1.59%	1.66%	1.64%	1.67%
Portfolio turnover rate	417%	388%	285%	438%	512%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:6 reverse share split effective December 1, 2016 — See Note 9.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals, and other basic building and manufacturing materials (“Basic Materials Companies”).

For the year ended December 31, 2016, Basic Materials Fund returned 30.86%, compared with a return of 11.96% for the S&P 500 Index. The S&P 500 Materials Index returned 16.69%.

The metals & mining industry was the largest contributor to the Fund’s return for the period, followed by the chemicals industry. The paper & forest products industry detracted the most from the Fund’s return for the period, followed by the semiconductors & semiconductor equipment industry.

The top-performing holdings were Teck Resources Ltd. — Class B, Barrick Gold Corp., and Newmont Mining Corp. The worst-performing holdings included CF Industries Holdings, Inc., First Majestic Silver Corp., and Kinross Gold Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
EI du Pont de Nemours & Co.	2.9%
Dow Chemical Co.	2.9%
Monsanto Co.	2.5%
LyondellBasell Industries N.V. — Class A	2.1%
Ecolab, Inc.	2.1%
Praxair, Inc.	2.1%
Air Products & Chemicals, Inc.	2.0%
Sherwin-Williams Co.	1.8%
PPG Industries, Inc.	1.8%
International Paper Co.	1.7%
Top Ten Total	21.9%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Basic Materials Fund	30.86%	3.56%	3.67%
S&P 500 Materials Index	16.69%	10.54%	6.06%
S&P 500 Index	11.96%	14.66%	6.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

16 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
BASIC MATERIALS FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Chemicals - 42.8%
EI du Pont de Nemours & Co.	6,040	$443,335
Dow Chemical Co.	7,715	441,451
Monsanto Co.	3,593	378,020
LyondellBasell Industries N.V. — Class A	3,796	325,621
Praxair, Inc.	2,674	313,366
Air Products & Chemicals, Inc.	2,141	307,919
Sherwin-Williams Co.	1,043	280,296
PPG Industries, Inc.	2,930	277,647
Eastman Chemical Co.	2,438	183,362
Celanese Corp. — Class A	2,305	181,496
Mosaic Co.	6,068	177,974
Potash Corporation of Saskatchewan, Inc.	9,545	172,669
International Flavors & Fragrances, Inc.	1,444	170,147
Albemarle Corp.	1,953	168,114
CF Industries Holdings, Inc.	5,195	163,539
Valspar Corp.	1,545	160,077
FMC Corp.	2,717	153,674
RPM International, Inc.	2,759	148,517
Westlake Chemical Corp.	2,646	148,150
Axalta Coating Systems Ltd.*	5,423	147,506
Ashland Global Holdings, Inc.	1,311	143,279
Methanex Corp.[1]	2,843	124,523
NewMarket Corp.	290	122,914
Agrium, Inc.	1,200	120,660
WR Grace & Co.	1,771	119,790
Huntsman Corp.	6,265	119,536
Olin Corp.	4,539	116,244
Chemours Co.	5,035	111,223
Sensient Technologies Corp.	1,311	103,018
Cabot Corp.	1,917	96,885
Platform Specialty Products Corp.*	9,580	93,980
Minerals Technologies, Inc.	1,188	91,773
PolyOne Corp.	2,804	89,840
Balchem Corp.	1,070	89,794
HB Fuller Co.	1,789	86,427
Chemtura Corp.*	2,429	80,643
Innospec, Inc.	1,010	69,185
Total Chemicals		6,522,594

Mining - 21.4%
Newmont Mining Corp.	6,928	236,038
Freeport-McMoRan, Inc.*	17,474	230,482
Barrick Gold Corp.	13,894	222,026
Goldcorp, Inc.	12,202	165,947
Randgold Resources Ltd. ADR[1]	2,134	162,910
BHP Billiton Ltd. ADR	4,506	161,225
Rio Tinto plc ADR	4,172	160,455
Teck Resources Ltd. — Class B	7,964	159,519
Agnico Eagle Mines Ltd.	3,654	153,468
Silver Wheaton Corp.	7,888	152,397
Franco-Nevada Corp.	2,349	140,376
AngloGold Ashanti Ltd. ADR*	12,471	131,070
Alcoa Corp.	4,370	122,709
Southern Copper Corp.[1]	3,815	121,851
Pan American Silver Corp.[1]	7,789	117,380
Kinross Gold Corp.*	36,520	113,577
First Majestic Silver Corp.*,1	14,096	107,552
Royal Gold, Inc.	1,695	107,378
Compass Minerals International, Inc.	1,135	88,927
Tahoe Resources, Inc.	9,421	88,746
Hecla Mining Co.	14,214	74,481
Stillwater Mining Co.*	4,366	70,336
Coeur Mining, Inc.*	7,457	67,784
Kaiser Aluminum Corp.	850	66,037
Century Aluminum Co.*	5,419	46,387
Total Mining		3,269,058

Packaging & Containers - 10.6%
WestRock Co.	3,930	199,526
Ball Corp.	2,656	199,386
Sealed Air Corp.	3,532	160,141
Packaging Corporation of America	1,827	154,966
Crown Holdings, Inc.*	2,863	150,508
Berry Plastics Group, Inc.*	2,684	130,791
Sonoco Products Co.	2,422	127,639
Bemis Company, Inc.	2,396	114,577
Graphic Packaging Holding Co.	8,750	109,200
Owens-Illinois, Inc.*	5,352	93,178
Silgan Holdings, Inc.	1,790	91,612
KapStone Paper and Packaging Corp.	3,685	81,254
Total Packaging & Containers		1,612,778

Iron & Steel - 9.7%
Nucor Corp.	3,991	237,544
Vale S.A. ADR	27,746	211,425
Steel Dynamics, Inc.	4,635	164,913
ArcelorMittal*	19,827	144,737
Reliance Steel & Aluminum Co.	1,667	132,593
United States Steel Corp.[1]	4,001	132,073
AK Steel Holding Corp.*	9,960	101,692
Commercial Metals Co.	4,006	87,251
Cliffs Natural Resources, Inc.*	9,215	77,498
Allegheny Technologies, Inc.[1]	4,608	73,405
Carpenter Technology Corp.	1,929	69,772
Schnitzer Steel Industries, Inc. — Class A	1,750	44,975
Total Iron & Steel		1,477,878

Building Materials - 6.8%
Vulcan Materials Co.	1,816	227,272
Martin Marietta Materials, Inc.	955	211,561
Cemex SAB de CV ADR*	21,084	169,305
Eagle Materials, Inc.	1,241	122,276
Louisiana-Pacific Corp.*	4,623	87,513
Summit Materials, Inc. — Class A*	3,666	87,225
Headwaters, Inc.*	3,110	73,147
U.S. Concrete, Inc.*,1	880	57,640
Total Building Materials		1,035,939

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
BASIC MATERIALS FUND

	Shares	Value

Forest Products & Paper - 2.3%
International Paper Co.	4,881	$258,986
Domtar Corp.	2,240	87,427
Total Forest Products & Paper		346,413

Commercial Services - 2.1%
Ecolab, Inc.	2,694	315,791

Miscellaneous Manufacturing - 1.4%
AptarGroup, Inc.	1,610	118,255
Trinseo S.A.	1,544	91,559
Total Miscellaneous Manufacturing		209,814

Household Products & Housewares - 0.9%
Avery Dennison Corp.	1,963	137,842

Housewares - 0.9%
Scotts Miracle-Gro Co. — Class A	1,410	134,726

Metal Fabricate & Hardware - 0.6%
Worthington Industries, Inc.	1,920	91,085

Total Common Stocks
(Cost $11,654,885)		15,153,918

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.6%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$91,787	91,787
Total Repurchase Agreement
(Cost $91,787)		91,787

	Shares

SECURITIES LENDING COLLATERAL†,3 - 4.1%
First American Government Obligations Fund - Class Z, 0.42%[4]	627,590	627,590
Total Securities Lending Collateral
(Cost $627,590)		627,590

Total Investments - 104.2%
(Cost $12,374,262)		$15,873,295
Other Assets & Liabilities, net - (4.2)%		(644,215)
Total Net Assets - 100.0%		$15,229,080

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of December 31, 2016.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$15,153,918	$—	$—	$15,153,918
Repurchase Agreement	—	91,787	—	91,787
Securities Lending Collateral	627,590	—	—	627,590
Total	$15,781,508	$91,787	$—	$15,873,295

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $594,265 of securities loaned (cost $12,282,475)	$15,781,508
Repurchase agreements, at value (cost $91,787)	91,787
Total investments (cost $12,374,262)	15,873,295
Cash	1,048
Receivables:
Securities sold	283,564
Fund shares sold	43,317
Dividends	18,473
Securities lending income	193
Total assets	16,219,890

Liabilities:
Payable for:
Return of securities loaned	627,590
Fund shares redeemed	323,914
Management fees	12,018
Transfer agent and administrative fees	3,535
Investor service fees	3,535
Portfolio accounting fees	1,414
Miscellaneous	18,804
Total liabilities	990,810
Commitments and contingent liabilities (Note 10)	—
Net assets	$15,229,080

Net assets consist of:
Paid in capital	$13,372,147
Undistributed net investment income	31,212
Accumulated net realized loss on investments	(1,673,312)
Net unrealized appreciation on investments	3,499,033
Net assets	$15,229,080
Capital shares outstanding	225,264
Net asset value per share	$67.61

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $3,262)	$218,077
Income from securities lending, net	447
Interest	179
Total investment income	218,703

Expenses:
Management fees	106,892
Transfer agent and administrative fees	31,439
Investor service fees	31,439
Portfolio accounting fees	12,575
Professional fees	13,499
Custodian fees	2,408
Trustees’ fees*	678
Interest expense	95
Miscellaneous	9,699
Total expenses	208,724
Net investment income	9,979

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	999,289
Net realized gain	999,289
Net change in unrealized appreciation (depreciation) on:
Investments	1,564,607
Net change in unrealized appreciation (depreciation)	1,564,607
Net realized and unrealized gain	2,563,896
Net increase in net assets resulting from operations	$2,573,875

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,979	$21,897
Net realized gain on investments	999,289	356,811
Net change in unrealized appreciation (depreciation) on investments	1,564,607	(1,993,177)
Net increase (decrease) in net assets resulting from operations	2,573,875	(1,614,469)

Distributions to shareholders from:
Net realized gains	(252,952)	—
Total distributions to shareholders	(252,952)	—

Capital share transactions:
Proceeds from sale of shares	43,319,102	18,671,873
Distributions reinvested	252,952	—
Cost of shares redeemed	(35,747,641)	(21,036,149)
Net increase (decrease) from capital share transactions	7,824,413	(2,364,276)
Net increase (decrease) in net assets	10,145,336	(3,978,745)

Net assets:
Beginning of year	5,083,744	9,062,489
End of year	$15,229,080	$5,083,744
Undistributed net investment income (Accumulated net investment loss) at end of year	$31,212	$(31,965)

Capital share activity:*
Shares sold	688,344	294,828
Shares issued from reinvestment of distributions	3,831	—
Shares redeemed	(563,714)	(340,802)
Net increase (decrease) in shares	128,461	(45,974)

*	Capital share activity for the periods presented through December 31, 2016, has been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 9.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]	Year Ended December 31, 2012[c]
Per Share Data
Net asset value, beginning of period	$52.52	$63.47	$74.45	$78.25	$77.84
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.18	.15	.27	.51
Net gain (loss) on investments (realized and unrealized)	15.43	(11.13)	(1.32)	.58	7.37
Total from investment operations	15.45	(10.95)	(1.17)	.85	7.88
Less distributions from:
Net investment income	—	—	(3.39)	(.57)	—
Net realized gains	(.36)	—	(6.42)	(4.08)	(7.47)
Total distributions	(.36)	—	(9.81)	(4.65)	(7.47)
Net asset value, end of period	$67.61	$52.52	$63.47	$74.45	$78.25

Total Return[b]	30.86%	(17.30%)	(1.81%)	1.25%	10.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,229	$5,084	$9,062	$11,587	$16,519
Ratios to average net assets:
Net investment income (loss)	0.08%	0.27%	0.18%	0.37%	0.62%
Total expenses	1.66%	1.59%	1.66%	1.64%	1.67%
Portfolio turnover rate	266%	228%	218%	350%	339%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic, or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

For the year ended December 31, 2016, Biotechnology Fund returned -19.66%, compared with the S&P 500 Index, which returned 11.96%. The S&P 500 Health Care Index returned -2.69%.

Companies in the biotechnology industry compose most of the weight of the Fund. For the year, that group detracted the most from return, followed by the pharmaceuticals industry. The life sciences tools & services segment was the only one to contribute to return for the period.

The best-performing holdings in the Fund were TESARO, Inc., Medivation, Inc., and AbbVie, Inc. The worst-performing holdings in the Fund included Endo International plc, Gilead Sciences, Inc., and Alexion Pharmaceuticals, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Amgen, Inc.	5.9%
AbbVie, Inc.	5.9%
Celgene Corp.	5.5%
Gilead Sciences, Inc.	5.4%
Biogen, Inc.	4.6%
Shire plc ADR	4.2%
Regeneron Pharmaceuticals, Inc.	3.5%
Alexion Pharmaceuticals, Inc.	3.4%
Illumina, Inc.	2.5%
Incyte Corp.	2.5%
Top Ten Total	43.4%

“Ten Largest Holdings” excludes any temporary cash investments.

22 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Biotechnology Fund	-19.66%	19.38%	12.46%
S&P 500 Health Care Index	-2.69%	16.80%	9.58%
S&P 500 Index	11.96%	14.66%	6.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS	December 31, 2016
BIOTECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Biotechnology - 63.2%
Amgen, Inc.	8,970	$1,311,503
Celgene Corp.*	10,556	1,221,856
Gilead Sciences, Inc.	16,763	1,200,398
Biogen, Inc.*	3,581	1,015,500
Regeneron Pharmaceuticals, Inc.*	2,115	776,395
Alexion Pharmaceuticals, Inc.*	6,225	761,629
Illumina, Inc.*	4,408	564,400
Incyte Corp.*	5,613	562,816
Vertex Pharmaceuticals, Inc.*	7,317	539,043
BioMarin Pharmaceutical, Inc.*	5,890	487,928
Seattle Genetics, Inc.*	6,339	334,509
United Therapeutics Corp.*	2,233	320,279
Ionis Pharmaceuticals, Inc.*	6,660	318,548
Bio-Rad Laboratories, Inc. — Class A*	1,658	302,220
Exelixis, Inc.*	17,530	261,372
Charles River Laboratories International, Inc.*	3,189	242,970
Ultragenyx Pharmaceutical, Inc.*	3,180	223,586
Intercept Pharmaceuticals, Inc.*,1	1,949	211,759
Intrexon Corp.*,1	8,500	206,550
Alnylam Pharmaceuticals, Inc.*	5,510	206,294
ARIAD Pharmaceuticals, Inc.*	16,342	203,294
Bluebird Bio, Inc.*	3,200	197,440
Juno Therapeutics, Inc.*,1	10,210	192,459
Medicines Co.*	5,440	184,634
Sage Therapeutics, Inc.*	3,600	183,816
Prothena Corporation plc*,1	3,730	183,479
Kite Pharma, Inc.*,1	4,090	183,396
Ligand Pharmaceuticals, Inc. — Class B*	1,791	181,984
Spark Therapeutics, Inc.*	3,290	164,171
Five Prime Therapeutics, Inc.*	3,148	157,746
Exact Sciences Corp.*,1	11,756	157,060
Halozyme Therapeutics, Inc.*	14,459	142,855
AMAG Pharmaceuticals, Inc.*,1	3,986	138,713
Myriad Genetics, Inc.*	7,779	129,676
Puma Biotechnology, Inc.*	4,160	127,712
Alder Biopharmaceuticals, Inc.*	6,090	126,672
Acceleron Pharma, Inc.*	4,850	123,772
Acorda Therapeutics, Inc.*	6,061	113,947
Merrimack Pharmaceuticals, Inc.*,1	20,840	85,027
Total Biotechnology		14,047,408

Pharmaceuticals - 29.6%
AbbVie, Inc.	20,876	1,307,256
Shire plc ADR	5,438	926,526
TESARO, Inc.*	2,690	361,751
Jazz Pharmaceuticals plc*	2,680	292,200
Alkermes plc*	4,963	275,844
ACADIA Pharmaceuticals, Inc.*,1	9,419	271,644
PRA Health Sciences, Inc.*	4,290	236,465
Neurocrine Biosciences, Inc.*	5,714	221,131
Horizon Pharma plc*	13,475	218,026
Akorn, Inc.*	9,636	210,354
Clovis Oncology, Inc.*,1	4,350	193,227
Ironwood Pharmaceuticals, Inc. — Class A*	12,393	189,489
Nektar Therapeutics*	14,796	181,547
Radius Health, Inc.*	4,440	168,853
Array BioPharma, Inc.*	18,260	160,505
Sarepta Therapeutics, Inc.*	5,850	160,466
Portola Pharmaceuticals, Inc.*	7,138	160,177
Eagle Pharmaceuticals, Inc.*	1,910	151,539
Pacira Pharmaceuticals, Inc.*	4,640	149,872
Agios Pharmaceuticals, Inc.*	3,500	146,055
Ophthotech Corp.*,1	29,070	140,408
Depomed, Inc.*	7,742	139,511
Impax Laboratories, Inc.*	9,579	126,922
Amicus Therapeutics, Inc.*	20,720	102,978
Heron Therapeutics, Inc.*,1	7,470	97,857
Total Pharmaceuticals		6,590,603

Healthcare-Products - 3.2%
Bio-Techne Corp.	2,494	256,458
OPKO Health, Inc.*,1	26,908	250,245
QIAGEN N.V.*	7,215	202,164
Total Healthcare-Products		708,867

Healthcare-Services - 2.5%
Quintiles IMS Holdings, Inc.*	7,199	547,484

Commercial Services - 1.0%
Incorporated Research Holdings, Inc. — Class A*	4,116	216,502

Total Common Stocks
(Cost $12,325,004)		22,110,864

RIGHTS††† - 0.0%
Chelsea Therapeutics International
Expires 12/31/17*	18,097	—
Dyax Corp.
Expires 01/25/17*	12,367	—
Clinical Data, Inc.
Expires 12/31/20*	4,730	—
Total Rights
(Cost $1,341)		—

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.8%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$183,272	183,272
Total Repurchase Agreement
(Cost $183,272)		183,272

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
BIOTECHNOLOGY FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,3 - 7.5%
First American Government Obligations Fund - Class Z, 0.42%[4]	1,670,036	$1,670,036
Total Securities Lending Collateral
(Cost $1,670,036)		1,670,036

Total Investments - 107.8%
(Cost $14,179,653)		$23,964,172
Other Assets & Liabilities, net - (7.8)%		(1,733,282)
Total Net Assets - 100.0%		$22,230,890

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of December 31, 2016.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$22,110,864	$—	$—	$22,110,864
Repurchase Agreement	—	183,272	—	183,272
Rights	—	—	—	—
Securities Lending Collateral	1,670,036	—	—	1,670,036
Total	$23,780,900	$183,272	$—	$23,964,172

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $1,583,742 of securities loaned (cost $13,996,381)	$23,780,900
Repurchase agreements, at value (cost $183,272)	183,272
Total investments (cost $14,179,653)	23,964,172
Cash	7,812
Receivables:
Securities sold	133,260
Fund shares sold	2,149
Securities lending income	1,272
Total assets	24,108,665

Liabilities:
Payable for:
Return of securities loaned	1,677,848
Fund shares redeemed	124,107
Management fees	16,144
Transfer agent and administrative fees	4,748
Investor service fees	4,748
Portfolio accounting fees	1,899
Miscellaneous	48,281
Total liabilities	1,877,775
Commitments and contingent liabilities (Note 10)	—
Net assets	$22,230,890

Net assets consist of:
Paid in capital	$16,217,099
Undistributed net investment income	—
Accumulated net realized loss on investments	(3,770,728)
Net unrealized appreciation on investments	9,784,519
Net assets	$22,230,890
Capital shares outstanding	332,509
Net asset value per share	$66.86

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends	$125,205
Income from securities lending, net	4,068
Interest	380
Total investment income	129,653

Expenses:
Management fees	223,608
Transfer agent and administrative fees	65,767
Investor service fees	65,767
Portfolio accounting fees	26,307
Professional fees	22,615
Custodian fees	5,432
Trustees’ fees*	2,396
Interest expense	149
Miscellaneous	23,356
Total expenses	435,397
Net investment loss	(305,744)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	14,032
Net realized gain	14,302
Net change in unrealized appreciation (depreciation) on:
Investments	(7,892,957)
Net change in unrealized appreciation (depreciation)	(7,892,957)
Net realized and unrealized loss	(7,878,925)
Net decrease in net assets resulting from operations	$(8,184,669)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(305,744)	$(594,425)
Net realized gain (loss) on investments	14,032	(1,537,953)
Net change in unrealized appreciation (depreciation) on investments	(7,892,957)	974,729
Net decrease in net assets resulting from operations	(8,184,669)	(1,157,649)

Capital share transactions:
Proceeds from sale of shares	35,395,561	85,983,598
Cost of shares redeemed	(46,984,722)	(80,914,836)
Net increase (decrease) from capital share transactions	(11,589,161)	5,068,762
Net increase (decrease) in net assets	(19,773,830)	3,911,113

Net assets:
Beginning of year	42,004,720	38,093,607
End of year	$22,230,890	$42,004,720
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	510,265	963,500
Shares redeemed	(682,479)	(955,377)
Net increase (decrease) in shares	(172,214)	8,123

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$83.22	$76.71	$57.81	$37.49	$27.58
Income (loss) from investment operations:
Net investment income (loss)[a]	(.80)	(1.02)	(.62)	(.56)	(.47)
Net gain (loss) on investments (realized and unrealized)	(15.56)	7.53	19.52	20.88	10.38
Total from investment operations	(16.36)	6.51	18.90	20.32	9.91
Net asset value, end of period	$66.86	$83.22	$76.71	$57.81	$37.49

Total Return[b]	(19.66%)	8.47%	32.69%	54.20%	35.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,231	$42,005	$38,094	$26,499	$19,080
Ratios to average net assets:
Net investment income (loss)	(1.16%)	(1.17%)	(0.92%)	(1.15%)	(1.33%)
Total expenses	1.66%	1.60%	1.66%	1.63%	1.68%
Portfolio turnover rate	127%	161%	165%	277%	294%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

For the year ended December 31, 2016, Consumer Products Fund returned 5.42%, compared with a return of 11.96% for the S&P 500 Index. The S&P 500 Consumer Staples Index returned 5.38%.

The food products industry was the largest contributor to the Fund’s return for the period, followed by the tobacco industry. The personal products industry detracted the most from the Fund’s return, followed by the beverages industry.

Fund performance for the year got the biggest boost from Altria Group, Inc., Kraft Heinz Co., and Reynolds American, Inc. The Fund’s weakest performers during the year were Kroger Co., Coty, Inc. —Class A, and Estee Lauder Companies, Inc. — Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	4.9%
Coca-Cola Co.	4.4%
PepsiCo, Inc.	4.0%
Philip Morris International, Inc.	3.9%
Altria Group, Inc.	3.8%
Kraft Heinz Co.	3.4%
Reynolds American, Inc.	3.0%
Mondelez International, Inc. — Class A	2.7%
Colgate-Palmolive Co.	2.5%
Kimberly-Clark Corp.	2.1%
Top Ten Total	34.7%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Consumer Products Fund	5.42%	12.02%	9.08%
S&P 500 Consumer Staples Index	5.38%	12.73%	10.14%
S&P 500 Index	11.96%	14.66%	6.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

30 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
CONSUMER PRODUCTS FUND

	Shares	Value

COMMON STOCKS† - 99.7%

Food - 39.8%
Kraft Heinz Co.	7,250	$633,069
Mondelez International, Inc. — Class A	11,321	501,860
General Mills, Inc.	5,859	361,910
Kroger Co.	9,992	344,823
Sysco Corp.	6,013	332,940
Kellogg Co.	4,166	307,076
Tyson Foods, Inc. — Class A	4,777	294,645
Hershey Co.	2,775	287,018
Campbell Soup Co.	4,345	262,742
Hormel Foods Corp.	7,479	260,344
Conagra Brands, Inc.	6,497	256,956
JM Smucker Co.	1,828	234,094
McCormick & Company, Inc.	2,241	209,153
WhiteWave Foods Co. — Class A*	3,482	193,599
Whole Foods Market, Inc.	6,206	190,897
Ingredion, Inc.	1,478	184,691
Pinnacle Foods, Inc.	2,970	158,747
US Foods Holding Corp.*	5,480	150,590
Post Holdings, Inc.*	1,860	149,525
Lamb Weston Holdings, Inc.*	3,842	145,420
Pilgrim’s Pride Corp.	7,030	133,500
Blue Buffalo Pet Products, Inc.*	5,430	130,537
TreeHouse Foods, Inc.*	1,738	125,466
Hain Celestial Group, Inc.*	3,136	122,398
Lancaster Colony Corp.	863	122,020
Flowers Foods, Inc.	6,052	120,858
Snyder’s-Lance, Inc.	3,070	117,704
B&G Foods, Inc.	2,431	106,478
Fresh Del Monte Produce, Inc.	1,740	105,496
Sprouts Farmers Market, Inc.*	5,190	98,195
J&J Snack Foods Corp.	720	96,070
United Natural Foods, Inc.*	1,993	95,106
Cal-Maine Foods, Inc.[1]	2,075	91,663
Sanderson Farms, Inc.	960	90,470
Darling Ingredients, Inc.*	6,811	87,930
Dean Foods Co.	3,874	84,376
SpartanNash Co.	1,970	77,894
Calavo Growers, Inc.	1,080	66,312
Total Food		7,332,572

Beverages - 21.9%
Coca-Cola Co.	19,582	811,871
PepsiCo, Inc.	7,021	734,607
Constellation Brands, Inc. — Class A	2,159	330,996
Anheuser-Busch InBev S.A. ADR	2,908	306,619
Monster Beverage Corp.*	6,812	302,044
Molson Coors Brewing Co. — Class B	2,818	274,220
Brown-Forman Corp. — Class B	5,722	257,032
Dr Pepper Snapple Group, Inc.	2,745	248,889
Coca-Cola European Partners plc	6,566	206,172
Diageo plc ADR	1,820	189,171
Fomento Economico Mexicano SAB de CV ADR	2,433	185,419
National Beverage Corp.[1]	1,890	96,541
Boston Beer Company, Inc. — Class A*	530	90,021
Total Beverages		4,033,602

Agriculture - 15.2%
Philip Morris International, Inc.	7,860	719,111
Altria Group, Inc.	10,393	702,775
Reynolds American, Inc.	9,727	545,101
Archer-Daniels-Midland Co.	6,889	314,483
British American Tobacco plc ADR[1]	1,840	207,313
Bunge Ltd.	2,730	197,215
Vector Group Ltd.	4,609	104,809
Total Agriculture		2,790,807

Cosmetics & Personal Care - 12.7%
Procter & Gamble Co.	10,744	903,355
Colgate-Palmolive Co.	7,040	460,698
Estee Lauder Companies, Inc. — Class A	4,182	319,881
Coty, Inc. — Class A	12,306	225,323
Unilever N.V. — Class Y	5,133	210,761
Edgewell Personal Care Co.*	1,670	121,893
Avon Products, Inc.*	17,450	87,948
Total Cosmetics & Personal Care		2,329,859

Household Products & Housewares - 5.9%
Kimberly-Clark Corp.	3,383	386,068
Clorox Co.	2,012	241,480
Church & Dwight Company, Inc.	4,642	205,130
Spectrum Brands Holdings, Inc.	1,345	164,534
WD-40 Co.	690	80,661
Total Household Products & Housewares		1,077,873

Pharmaceuticals - 1.9%
Mead Johnson Nutrition Co. — Class A	3,088	218,507
Herbalife Ltd.*,1	2,741	131,952
Total Pharmaceuticals		350,459

Retail - 1.2%
Casey’s General Stores, Inc.	1,117	132,789
Nu Skin Enterprises, Inc. — Class A	2,028	96,898
Total Retail		229,687

Holding Companies-Diversified - 0.6%
HRG Group, Inc.*	6,920	107,675

Electrical Components & Equipment - 0.5%
Energizer Holdings, Inc.	2,270	101,265

Total Common Stocks
(Cost $12,101,463)		18,353,799

RIGHTS††† - 0.0%
PDC
Expires 01/17/17*	7,547	—
Casa Ley
Expires 01/17/19*	7,547	—
Total Rights
(Cost $1,815)		—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
CONSUMER PRODUCTS FUND

	Face Amount	Value

REPURCHASE AGREEMENT††,2 - 0.8%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$141,527	$141,527
Total Repurchase Agreement
(Cost $141,527)		141,527

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.9%
First American Government Obligations Fund - Class Z, 0.42%[4]	356,958	356,958
Total Securities Lending Collateral
(Cost $356,958)		356,958

Total Investments - 102.4%
(Cost $12,601,763)		$18,852,284
Other Assets & Liabilities, net - (2.4)%		(442,504)
Total Net Assets - 100.0%		$18,409,780

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of December 31, 2016.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$18,353,799	$—	$—	$18,353,799
Repurchase Agreement	—	141,527	—	141,527
Rights	—	—	—	—
Securities Lending Collateral	356,958	—	—	356,958
Total	$18,710,757	$141,527	$—	$18,852,284

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $349,995 of securities loaned (cost $12,460,236)	$18,710,757
Repurchase agreements, at value (cost $141,527)	141,527
Total investments (cost $12,601,763)	18,852,284
Receivables:
Fund shares sold	30,615
Dividends	42,511
Foreign taxes reclaim	2,995
Securities lending income	575
Total assets	18,928,980

Liabilities:
Payable for:
Return of securities loaned	356,958
Fund shares redeemed	87,036
Management fees	13,874
Transfer agent and administrative fees	4,081
Investor service fees	4,081
Portfolio accounting fees	1,632
Miscellaneous	51,538
Total liabilities	519,200
Commitments and contingent liabilities (Note 10)	—
Net assets	$18,409,780

Net assets consist of:
Paid in capital	$12,743,279
Undistributed net investment income	234,084
Accumulated net realized loss on investments	(818,104)
Net unrealized appreciation on investments	6,250,521
Net assets	$18,409,780
Capital shares outstanding	297,928
Net asset value per share	$61.79

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $1,075)	$796,669
Income from securities lending, net	2,629
Interest	448
Total investment income	799,746

Expenses:
Management fees	290,604
Transfer agent and administrative fees	85,472
Investor service fees	85,472
Portfolio accounting fees	34,188
Professional fees	37,737
Custodian fees	6,175
Trustees’ fees*	1,999
Interest expense	87
Miscellaneous	23,928
Total expenses	565,662
Net investment income	234,084

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,141,037
Net realized gain	4,141,037
Net change in unrealized appreciation (depreciation) on:
Investments	(2,553,550)
Net change in unrealized appreciation (depreciation)	(2,553,550)
Net realized and unrealized gain	1,587,487
Net increase in net assets resulting from operations	$1,821,571

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$234,084	$240,388
Net realized gain on investments	4,141,037	531,182
Net change in unrealized appreciation (depreciation) on investments	(2,553,550)	459,298
Net increase in net assets resulting from operations	1,821,571	1,230,868

Distributions to shareholders from:
Net investment income	(239,147)	(129,833)
Net realized gains	(1,667,649)	(778,537)
Total distributions to shareholders	(1,906,796)	(908,370)

Capital share transactions:
Proceeds from sale of shares	61,911,706	74,587,420
Distributions reinvested	1,906,796	908,370
Cost of shares redeemed	(77,804,973)	(69,426,616)
Net increase (decrease) from capital share transactions	(13,986,471)	6,069,174
Net increase (decrease) in net assets	(14,071,696)	6,391,672

Net assets:
Beginning of year	32,481,476	26,089,804
End of year	$18,409,780	$32,481,476
Undistributed net investment income at end of year	$234,084	$241,177

Capital share activity:
Shares sold	977,795	1,225,893
Shares issued from reinvestment of distributions	28,860	14,970
Shares redeemed	(1,236,346)	(1,146,702)
Net increase (decrease) in shares	(229,691)	94,161

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$61.56	$60.19	$56.94	$45.02	$41.82
Income (loss) from investment operations:
Net investment income (loss)[a]	.44	.58	.42	.38	.46
Net gain (loss) on investments (realized and unrealized)	3.10	3.14	6.72	12.31	3.33
Total from investment operations	3.54	3.72	7.14	12.69	3.79
Less distributions from:
Net investment income	(.42)	(.34)	(.30)	(.77)	(.59)
Net realized gains	(2.89)	(2.01)	(3.59)	—	—
Total distributions	(3.31)	(2.35)	(3.89)	(.77)	(.59)
Net asset value, end of period	$61.79	$61.56	$60.19	$56.94	$45.02

Total Return[b]	5.42%	6.22%	12.63%	28.25%	9.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,410	$32,481	$26,090	$15,448	$15,604
Ratios to average net assets:
Net investment income (loss)	0.68%	0.95%	0.70%	0.72%	1.06%
Total expenses	1.65%	1.61%	1.66%	1.64%	1.67%
Portfolio turnover rate	161%	225%	194%	438%	636%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

For the year ended December 31, 2016, Electronics Fund returned 24.34%, compared with a return of 11.96% for the S&P 500 Index. The S&P 500 Information Technology Index returned 13.85%.

The semiconductors group accounted for almost all of the Fund by weight, and was the largest contributor to return. The electronic equipment & instruments sub-industry also contributed to return. No category detracted.

For the year, Fund performance got the biggest boost from NVIDIA Corp., Applied Materials, Inc., and Texas Instruments, Inc. Holdings detracting the most from the Fund’s performance for the period were SunPower Corp. — Class A, First Solar, Inc., and Canadian Solar, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 3, 2001

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	8.1%
QUALCOMM, Inc.	6.0%
Texas Instruments, Inc.	5.3%
NVIDIA Corp.	5.1%
Broadcom Ltd.	3.9%
Applied Materials, Inc.	3.8%
Micron Technology, Inc.	3.2%
NXP Semiconductor N.V.	3.0%
Analog Devices, Inc.	3.0%
Lam Research Corp.	2.7%
Top Ten Total	44.1%

“Ten Largest Holdings” excludes any temporary cash investments.

36 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Electronics Fund	24.34%	16.48%	5.07%
S&P 500 Information Technology Index	13.85%	16.39%	9.93%
S&P 500 Index	11.96%	14.66%	6.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS	December 31, 2016
ELECTRONICS FUND

	Shares	Value

COMMON STOCKS† - 99.8%

Semiconductors - 93.1%
Intel Corp.	19,484	$706,684
QUALCOMM, Inc.	8,031	523,622
Texas Instruments, Inc.	6,378	465,403
NVIDIA Corp.	4,191	447,347
Broadcom Ltd.	1,905	336,747
Applied Materials, Inc.	10,161	327,895
Micron Technology, Inc.*	12,673	277,792
NXP Semiconductor N.V.*	2,689	263,549
Analog Devices, Inc.	3,600	261,433
Lam Research Corp.	2,189	231,443
Xilinx, Inc.	3,633	219,324
Linear Technology Corp.	3,424	213,486
Skyworks Solutions, Inc.	2,771	206,883
Microchip Technology, Inc.	3,162	202,842
KLA-Tencor Corp.	2,413	189,855
Advanced Micro Devices, Inc.*	16,231	184,060
Maxim Integrated Products, Inc.	4,704	181,433
Taiwan Semiconductor Manufacturing Company Ltd. ADR	5,351	153,841
Qorvo, Inc.*	2,747	144,849
Microsemi Corp.*	2,547	137,462
Marvell Technology Group Ltd.	9,692	134,428
Cypress Semiconductor Corp.	10,989	125,714
Teradyne, Inc.	4,912	124,765
ON Semiconductor Corp.*	9,706	123,849
ASML Holding N.V. — Class G	1,098	123,196
Cavium, Inc.*	1,825	113,953
Mellanox Technologies Ltd.*	2,697	110,307
Silicon Motion Technology Corp. ADR	2,465	104,713
Cirrus Logic, Inc.*	1,826	103,242
MKS Instruments, Inc.	1,662	98,723
Monolithic Power Systems, Inc.	1,204	98,644
Intersil Corp. — Class A	4,309	96,091
Integrated Device Technology, Inc.*	4,045	95,300
Silicon Laboratories, Inc.*	1,383	89,895
MACOM Technology Solutions Holdings, Inc.*	1,897	87,793
Amkor Technology, Inc.*	8,280	87,354
Entegris, Inc.*	4,740	84,846
Power Integrations, Inc.	1,171	79,452
Semtech Corp.*	2,504	79,001
Inphi Corp.*	1,711	76,345
Ambarella, Inc.*,1	1,370	74,158
Synaptics, Inc.*	1,293	69,279
Cabot Microelectronics Corp.	1,090	68,855
MaxLinear, Inc. — Class A*	3,103	67,645
Rambus, Inc.*	4,871	67,074
Lattice Semiconductor Corp.*	7,130	52,477
Total Semiconductors		8,113,049

Electrical Components & Equipment - 1.6%
Advanced Energy Industries, Inc.*	1,531	83,822
SunPower Corp. — Class A*,1	7,869	52,014
Total Electrical Components & Equipment		135,836

Energy-Alternate Sources - 1.1%
First Solar, Inc.*,1	3,102	99,543

Chemicals - 1.1%
Versum Materials, Inc.*	3,390	95,157

Building Materials - 1.0%
Cree, Inc.*	3,313	87,430

Telecommunications - 1.0%
Acacia Communications, Inc.*	1,350	83,363

Computers - 0.9%
Tessera Holding Corp.	1,819	80,400

Total Common Stocks
(Cost $5,826,281)		8,694,778

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.7%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$62,215	62,215
Total Repurchase Agreement
(Cost $62,215)		62,215

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.0%
First American Government Obligations Fund - Class Z, 0.42%[4]	172,206	172,206
Total Securities Lending Collateral
(Cost $172,206)		172,206

Total Investments - 102.5%
(Cost $6,060,702)		$8,929,199
Other Assets & Liabilities, net - (2.5)%		(219,825)
Total Net Assets - 100.0%		$8,709,374

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
ELECTRONICS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of December 31, 2016.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$8,694,778	$—	$—	$8,694,778
Repurchase Agreement	—	62,215	—	62,215
Securities Lending Collateral	172,206	—	—	172,206
Total	$8,866,984	$62,215	$—	$8,929,199

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $165,851 of securities loaned (cost $5,998,487)	$8,866,984
Repurchase agreements, at value (cost $62,215)	62,215
Total investments (cost $6,060,702)	8,929,199
Receivables:
Fund shares sold	280
Dividends	2,719
Securities lending income	685
Total assets	8,932,883

Liabilities:
Payable for:
Return of securities loaned	172,206
Fund shares redeemed	27,613
Management fees	6,644
Transfer agent and administrative fees	1,954
Investor service fees	1,954
Portfolio accounting fees	782
Miscellaneous	12,356
Total liabilities	223,509
Commitments and contingent liabilities (Note 10)	—
Net assets	$8,709,374

Net assets consist of:
Paid in capital	$7,631,825
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,790,948)
Net unrealized appreciation on investments	2,868,497
Net assets	$8,709,374
Capital shares outstanding	142,890
Net asset value per share	$60.95

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $258)	$102,743
Income from securities lending, net	4,579
Interest	92
Total investment income	107,414

Expenses:
Management fees	59,971
Transfer agent and administrative fees	17,639
Investor service fees	17,639
Portfolio accounting fees	7,055
Professional fees	6,943
Custodian fees	1,364
Trustees’ fees*	379
Interest expense	111
Miscellaneous	5,989
Total expenses	117,090
Net investment loss	(9,676)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	584,086
Net realized gain	584,086
Net change in unrealized appreciation (depreciation) on:
Investments	694,823
Net change in unrealized appreciation (depreciation)	694,823
Net realized and unrealized gain	1,278,909
Net increase in net assets resulting from operations	$1,269,233

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(9,676)	$(21,642)
Net realized gain on investments	584,086	213,854
Net change in unrealized appreciation (depreciation) on investments	694,823	(716,694)
Net increase (decrease) in net assets resulting from operations	1,269,233	(524,482)

Capital share transactions:
Proceeds from sale of shares	27,911,794	25,378,438
Cost of shares redeemed	(25,845,937)	(26,890,110)
Net increase (decrease) from capital share transactions	2,065,857	(1,511,672)
Net increase (decrease) in net assets	3,335,090	(2,036,154)

Net assets:
Beginning of year	5,374,284	7,410,438
End of year	$8,709,374	$5,374,284
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	517,839	502,300
Shares redeemed	(484,563)	(547,036)
Net increase (decrease) in shares	33,276	(44,736)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013[d]	Year Ended December 31, 2012[d]
Per Share Data
Net asset value, beginning of period	$49.03	$48.01	$38.81	$28.78	$28.52
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.15)	(.01)	— [b]	.06
Net gain (loss) on investments (realized and unrealized)	11.99	1.17	9.21	10.12	.20
Total from investment operations	11.92	1.02	9.20	10.12	.26
Less distributions from:
Net investment income	—	—	—	(.09)	—
Total distributions	—	—	—	(.09)	—
Net asset value, end of period	$60.95	$49.03	$48.01	$38.81	$28.78

Total Return[c]	24.34%	2.10%	23.74%	35.05%	1.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,709	$5,374	$7,410	$3,261	$3,860
Ratios to average net assets:
Net investment income (loss)	(0.14%)	(0.31%)	(0.01%)	0.02%	0.19%
Total expenses	1.66%	1.59%	1.66%	1.64%	1.67%
Portfolio turnover rate	362%	351%	381%	745%	910%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Reverse share split — Per share amounts for the periods presented through April 5, 2013 have been restated to reflect a 1:10 reverse share split.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal, and alternative sources of energy (“Energy Companies”).

For the year ended December 31, 2016, Energy Fund returned 31.37%, compared with the 11.96% return of the S&P 500 Index. The S&P 500 Energy Index returned 27.36%.

The oil, gas & consumable fuels industry was the largest contributor to return, followed by the energy equipment & services industry. The only detractor from return was the industrial conglomerates industry. The gas utilities industry contributed least.

Chevron Corp., Exxon Mobil Corp., and Continental Resources, Inc. contributed the most to the Fund’s return for the year. Holdings detracting the most from performance were Weatherford International plc, Cobalt International Energy, Inc., and Ensco plc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	5.8%
Chevron Corp.	4.6%
Schlumberger Ltd.	3.3%
ConocoPhillips	2.3%
EOG Resources, Inc.	2.3%
Occidental Petroleum Corp.	2.2%
Halliburton Co.	2.1%
Phillips 66	2.1%
Kinder Morgan, Inc.	2.1%
Anadarko Petroleum Corp.	1.9%
Top Ten Total	28.7%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Energy Fund	31.37%	-1.16%	0.51%
S&P 500 Energy Index	27.36%	3.92%	4.30%
S&P 500 Index	11.96%	14.66%	6.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

44 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
ENERGY FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Oil & Gas - 70.0%
Exxon Mobil Corp.	18,164	$1,639,482
Chevron Corp.	10,929	1,286,343
ConocoPhillips	13,158	659,741
EOG Resources, Inc.	6,370	644,006
Occidental Petroleum Corp.	8,828	628,817
Phillips 66	6,754	583,614
Anadarko Petroleum Corp.	7,562	527,298
Valero Energy Corp.	7,226	493,680
Pioneer Natural Resources Co.	2,595	467,282
Marathon Petroleum Corp.	9,178	462,112
Apache Corp.	6,536	414,840
Devon Energy Corp.	9,029	412,354
Continental Resources, Inc.*	7,338	378,201
Concho Resources, Inc.*	2,824	374,462
Hess Corp.	5,978	372,370
Petroleo Brasileiro S.A. ADR*	35,426	358,157
Noble Energy, Inc.	8,716	331,731
Marathon Oil Corp.	18,406	318,607
Cimarex Energy Co.	2,304	313,114
BP plc ADR	8,315	310,815
Cabot Oil & Gas Corp. — Class A	12,532	292,748
Transocean Ltd.*,1	19,655	289,716
Equities Corp.	4,326	282,920
Royal Dutch Shell plc — Class A ADR	5,108	277,773
Tesoro Corp.	3,041	265,935
Encana Corp.	21,844	256,449
Range Resources Corp.	7,365	253,061
Diamondback Energy, Inc.*	2,460	248,608
Helmerich & Payne, Inc.[1]	3,020	233,748
Parsley Energy, Inc. — Class A*	6,590	232,232
Antero Resources Corp.*	9,800	231,770
Newfield Exploration Co.*	5,693	230,567
Suncor Energy, Inc.	6,880	224,907
HollyFrontier Corp.	6,696	219,361
Chesapeake Energy Corp.*	31,186	218,926
Ensco plc — Class A	21,494	208,922
Canadian Natural Resources Ltd.	6,534	208,304
Southwestern Energy Co.*	18,771	203,102
RSP Permian, Inc.*	4,540	202,575
Energen Corp.*	3,419	197,174
WPX Energy, Inc.*	13,301	193,796
Murphy Oil Corp.	6,181	192,415
Nabors Industries Ltd.	11,731	192,388
Rice Energy, Inc.*	8,830	188,521
QEP Resources, Inc.*	9,914	182,517
Patterson-UTI Energy, Inc.	6,762	182,033
Noble Corporation plc	29,900	177,008
Western Refining, Inc.	4,496	170,174
PDC Energy, Inc.*	2,308	167,515
Whiting Petroleum Corp.*	13,747	165,239
Oasis Petroleum, Inc.*	10,551	159,742
Laredo Petroleum, Inc.*	11,234	158,849
PBF Energy, Inc. — Class A	5,475	152,643
SM Energy Co.	4,248	146,471
Clayton Williams Energy, Inc.*,1	1,220	145,497
Statoil ASA ADR	7,880	143,731
Matador Resources Co.*	5,370	138,331
Callon Petroleum Co.*	8,700	133,719
Carrizo Oil & Gas, Inc.*	3,531	131,883
Gulfport Energy Corp.*	6,061	131,160
Diamond Offshore Drilling, Inc.*,1	6,982	123,581
Rowan Companies plc — Class A*	6,536	123,465
Synergy Resources Corp.*	12,603	112,293
California Resources Corp.*	4,030	85,799
Resolute Energy Corp.*	1,920	79,085
Atwood Oceanics, Inc.[1]	5,710	74,972
Sanchez Energy Corp.*	7,370	66,551
Total Oil & Gas		19,675,202

Oil & Gas Services - 14.1%
Schlumberger Ltd.	10,962	920,259
Halliburton Co.	10,969	593,313
Baker Hughes, Inc.	7,016	455,830
National Oilwell Varco, Inc.	8,417	315,132
Weatherford International plc*	52,069	259,824
FMC Technologies, Inc.*	7,000	248,710
RPC, Inc.[1]	9,033	178,944
Core Laboratories N.V.[1]	1,331	159,773
Superior Energy Services, Inc.	8,079	136,374
Oceaneering International, Inc.	4,565	128,779
Dril-Quip, Inc.*	2,099	126,045
Oil States International, Inc.*	3,150	122,850
Forum Energy Technologies, Inc.*	5,520	121,440
McDermott International, Inc.*	15,210	112,402
Helix Energy Solutions Group, Inc.*	9,470	83,525
Total Oil & Gas Services		3,963,200

Pipelines - 11.2%
Kinder Morgan, Inc.	28,049	580,895
Spectra Energy Corp.	11,205	460,413
Williams Companies, Inc.	14,042	437,268
ONEOK, Inc.	5,309	304,790
Targa Resources Corp.	5,040	282,593
Cheniere Energy, Inc.*	6,429	266,353
Enbridge, Inc.	6,300	265,356
Plains GP Holdings LP — Class A	7,281	252,505
TransCanada Corp.	3,440	155,316
SemGroup Corp. — Class A	3,453	144,163
Total Pipelines		3,149,652

Mining - 1.3%
U.S. Silica Holdings, Inc.	3,475	196,963
Fairmount Santrol Holdings, Inc.*	13,410	158,104
Total Mining		355,067

Metal Fabricate & Hardware - 0.8%
Tenaris S.A. ADR	6,310	225,330

Coal - 0.7%
CONSOL Energy, Inc.	9,956	181,498

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
ENERGY FUND

	Shares	Value

Transportation - 0.6%
Golar LNG Ltd.	7,730	$177,326

Retail - 0.5%
World Fuel Services Corp.	3,300	151,503

Energy-Alternate Sources - 0.3%
Green Plains, Inc.	3,160	88,006

Total Common Stocks
(Cost $16,126,703)		27,966,784

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.7%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$204,905	204,905
Total Repurchase Agreement
(Cost $204,905)		204,905

SECURITIES LENDING COLLATERAL†,3 - 3.2%
First American Government Obligations Fund - Class Z, 0.42%[4]	893,961	893,961
Total Securities Lending Collateral
(Cost $893,961)		893,961

Total Investments - 103.4%
(Cost $17,225,569)		$29,065,650
Other Assets & Liabilities, net - (3.4)%		(948,420)
Total Net Assets - 100.0%		$28,117,230

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of December 31, 2016.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$27,966,784	$—	$—	$27,966,784
Repurchase Agreement	—	204,905	—	204,905
Securities Lending Collateral	893,961	—	—	893,961
Total	$28,860,745	$204,905	$—	$29,065,650

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $868,758 of securities loaned (cost $17,020,664)	$28,860,745
Repurchase agreements, at value (cost $204,905)	204,905
Total investments (cost $17,225,569)	29,065,650
Cash	635
Receivables:
Securities sold	675,119
Dividends	16,283
Interest	3
Securities lending income	293
Total assets	29,757,983

Liabilities:
Payable for:
Return of securities loaned	893,961
Fund shares redeemed	667,129
Management fees	21,969
Transfer agent and administrative fees	6,462
Investor service fees	6,462
Portfolio accounting fees	2,584
Miscellaneous	42,186
Total liabilities	1,640,753
Commitments and contingent liabilities (Note 10)	—
Net assets	$28,117,230

Net assets consist of:
Paid in capital	$27,454,885
Undistributed net investment income	110,100
Accumulated net realized loss on investments	(11,287,836)
Net unrealized appreciation on investments	11,840,081
Net assets	$28,117,230
Capital shares outstanding	351,051
Net asset value per share	$80.09

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $5,511)	$500,576
Income from securities lending, net	776
Interest	286
Total investment income	501,638

Expenses:
Management fees	204,993
Transfer agent and administrative fees	60,292
Investor service fees	60,292
Portfolio accounting fees	24,117
Professional fees	25,735
Custodian fees	4,500
Trustees’ fees*	1,542
Interest expense	280
Miscellaneous	18,198
Total expenses	399,949
Net investment income	101,689

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,039,832)
Net realized loss	(2,039,832)
Net change in unrealized appreciation (depreciation) on:
Investments	8,926,153
Net change in unrealized appreciation (depreciation)	8,926,153
Net realized and unrealized gain	6,886,321
Net increase in net assets resulting from operations	$6,988,010

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$101,689	$221,703
Net realized loss on investments	(2,039,832)	(4,929,621)
Net change in unrealized appreciation (depreciation) on investments	8,926,153	(3,491,338)
Net increase (decrease) in net assets resulting from operations	6,988,010	(8,199,256)

Distributions to shareholders from:
Net investment income	(213,292)	(97,034)
Net realized gains	—	(512,642)
Total distributions to shareholders	(213,292)	(609,676)

Capital share transactions:
Proceeds from sale of shares	78,330,244	32,627,123
Distributions reinvested	213,292	609,676
Cost of shares redeemed	(76,883,259)	(31,305,889)
Net increase from capital share transactions	1,660,277	1,930,910
Net increase (decrease) in net assets	8,434,995	(6,878,022)

Net assets:
Beginning of year	19,682,235	26,560,257
End of year	$28,117,230	$19,682,235
Undistributed net investment income at end of year	$110,100	$221,703

Capital share activity:*
Shares sold	1,123,475	404,691
Shares issued from reinvestment of distributions	3,004	7,505
Shares redeemed	(1,095,831)	(385,560)
Net increase in shares	30,648	26,636

*	Capital share activity for the periods presented through December 31, 2016, has been restated to reflect a 1:4 reverse share split effective December 1, 2016 — See Note 9.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]	Year Ended December 31, 2012[c]
Per Share Data
Net asset value, beginning of period	$61.43	$90.41	$123.98	$102.07	$116.96
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.76	.48	.20	.24
Net gain (loss) on investments (realized and unrealized)	18.72	(27.58)	(21.93)	23.75	2.15
Total from investment operations	18.80	(26.82)	(21.45)	23.95	2.39
Less distributions from:
Net investment income	(.14)	(.36)	(.12)	(.24)	—
Net realized gains	—	(1.80)	(12.00)	(1.80)	(17.28)
Total distributions	(.14)	(2.16)	(12.12)	(2.04)	(17.28)
Net asset value, end of period	$80.09	$61.43	$90.41	$123.98	$102.07

Total Return[b]	31.37%	(30.22%)	(18.62%)	23.47%	2.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,117	$19,682	$26,560	$21,913	$21,896
Ratios to average net assets:
Net investment income (loss)	0.42%	0.91%	0.38%	0.18%	0.20%
Total expenses	1.66%	1.60%	1.66%	1.64%	1.67%
Portfolio turnover rate	293%	121%	214%	190%	155%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016 — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

For the year ended December 31, 2016, Energy Services Fund returned 23.15%, compared with the S&P 500 Index, which returned 11.96%. The S&P 500 Energy Index returned 27.36%.

The energy equipment & services holdings in this Fund, which compose almost all the portfolio, contributed to the Fund’s return for the period. The industrial conglomerates group also contributed.

Haliburton Co., Schlumberger Ltd., and Baker Hughes, Inc., were the Fund’s best-performing holdings for the year. The Fund’s worst-performing holdings included Weatherford International plc, Ensco plc — Class A, and Noble Corporation plc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Schlumberger Ltd.	14.7%
Halliburton Co.	9.5%
Baker Hughes, Inc.	7.3%
National Oilwell Varco, Inc.	5.0%
Transocean Ltd.	4.3%
FMC Technologies, Inc.	4.0%
Weatherford International plc	3.9%
Helmerich & Payne, Inc.	3.9%
US Silica Holdings, Inc.	3.3%
Tenaris S.A. ADR	3.1%
Top Ten Total	59.0%

“Ten Largest Holdings” excludes any temporary cash investments.

50 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Energy Services Fund	23.15%	-5.86%	-2.23%
S&P 500 Energy Index	27.36%	3.92%	4.30%
S&P 500 Index	11.96%	14.66%	6.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS	December 31, 2016
ENERGY SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Oil & Gas Services - 63.6%
Schlumberger Ltd.	24,076	$2,021,180
Halliburton Co.	24,130	1,305,192
Baker Hughes, Inc.	15,398	1,000,408
National Oilwell Varco, Inc.	18,527	693,651
FMC Technologies, Inc.*	15,391	546,842
Weatherford International plc*	107,129	534,574
RPC, Inc.[1]	19,880	393,823
Superior Energy Services, Inc.	17,747	299,569
Oceaneering International, Inc.	10,315	290,986
Dril-Quip, Inc.*	4,521	271,486
Oil States International, Inc.*	6,886	268,554
Core Laboratories N.V.[1]	2,233	268,049
Forum Energy Technologies, Inc.*	12,151	267,322
McDermott International, Inc.*	33,452	247,210
Helix Energy Solutions Group, Inc.*	20,869	184,065
Bristow Group, Inc.	7,670	157,082
Total Oil & Gas Services		8,749,993

Oil & Gas - 26.4%
Transocean Ltd.*,1	40,563	597,898
Helmerich & Payne, Inc.[1]	6,892	533,441
Nabors Industries Ltd.	25,793	423,005
Ensco plc — Class A	41,548	403,847
Patterson-UTI Energy, Inc.	14,882	400,623
Noble Corporation plc	55,854	330,656
Diamond Offshore Drilling, Inc.*,1	15,383	272,279
Rowan Companies plc — Class A*	14,409	272,186
Unit Corp.*	8,568	230,222
Atwood Oceanics, Inc.[1]	12,560	164,913
Total Oil & Gas		3,629,070

Mining - 5.8%
US Silica Holdings, Inc.	7,934	449,699
Fairmount Santrol Holdings, Inc.*	29,520	348,041
Total Mining		797,740

Metal Fabricate & Hardware - 3.1%
Tenaris S.A. ADR	12,030	429,592

Transportation - 0.7%
Hornbeck Offshore Services, Inc.*	13,006	93,903

Total Common Stocks
(Cost $8,021,884)		13,700,298

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.6%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$86,452	86,452
Total Repurchase Agreement
(Cost $86,452)		86,452

	Shares

SECURITIES LENDING COLLATERAL†,3 - 11.4%
First American Government Obligations Fund - Class Z, 0.42%[4]	1,568,071	1,568,071
Total Securities Lending Collateral
(Cost $1,568,071)		1,568,071

Total Investments - 111.6%
(Cost $9,676,407)		$15,354,821
Other Assets & Liabilities, net - (11.6)%		(1,584,394)
Total Net Assets - 100.0%		$13,770,427

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of December 31, 2016.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
ENERGY SERVICES FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$13,700,298	$—	$—	$13,700,298
Repurchase Agreement	—	86,452	—	86,452
Securities Lending Collateral	1,568,071	—	—	1,568,071
Total	$15,268,369	$86,452	$—	$15,354,821

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $1,532,566 of securities loaned (cost $9,589,955)	$15,268,369
Repurchase agreements, at value (cost $86,452)	86,452
Total investments (cost $9,676,407)	15,354,821
Cash	7,334
Receivables:
Fund shares sold	12,194
Dividends	13,113
Securities lending income	539
Total assets	15,388,001

Liabilities:
Payable for:
Return of securities loaned	1,575,405
Management fees	9,932
Fund shares redeemed	4,525
Transfer agent and administrative fees	2,921
Investor service fees	2,921
Portfolio accounting fees	1,169
Miscellaneous	20,701
Total liabilities	1,617,574
Commitments and contingent liabilities (Note 10)	—
Net assets	$13,770,427

Net assets consist of:
Paid in capital	$16,785,852
Undistributed net investment income	—
Accumulated net realized loss on investments	(8,693,839)
Net unrealized appreciation on investments	5,678,414
Net assets	$13,770,427
Capital shares outstanding	194,491
Net asset value per share	$70.80

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $1,396)	$158,596
Income from securities lending, net	1,752
Interest	172
Total investment income	160,520

Expenses:
Management fees	97,725
Transfer agent and administrative fees	28,743
Investor service fees	28,743
Professional fees	12,129
Portfolio accounting fees	11,497
Custodian fees	2,366
Trustees’ fees*	877
Interest expense	29
Miscellaneous	8,504
Total expenses	190,613
Net investment loss	(30,093)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,276,203)
Net realized loss	(1,276,203)
Net change in unrealized appreciation (depreciation) on:
Investments	3,530,932
Net change in unrealized appreciation (depreciation)	3,530,932
Net realized and unrealized gain	2,254,729
Net increase in net assets resulting from operations	$2,224,636

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(30,093)	$126,619
Net realized loss on investments	(1,276,203)	(4,193,913)
Net change in unrealized appreciation (depreciation) on investments	3,530,932	(1,416,062)
Net increase (decrease) in net assets resulting from operations	2,224,636	(5,483,356)

Distributions to shareholders from:
Net investment income	(118,384)	(51,768)
Total distributions to shareholders	(118,384)	(51,768)

Capital share transactions:
Proceeds from sale of shares	35,269,693	30,159,022
Distributions reinvested	118,384	51,768
Cost of shares redeemed	(35,199,321)	(29,043,430)
Net increase from capital share transactions	188,756	1,167,360
Net increase (decrease) in net assets	2,295,008	(4,367,764)

Net assets:
Beginning of year	11,475,419	15,843,183
End of year	$13,770,427	$11,475,419
Undistributed net investment income at end of year	$—	$126,619

Capital share activity*:
Shares sold	593,091	400,737
Shares issued from reinvestment of distributions	1,921	696
Shares redeemed	(598,357)	(389,465)
Net increase (decrease) in shares	(3,345)	11,968

*	Capital share activity for the periods presented through December 31, 2016, has been restated to reflect a 1:6 reverse share split effective December 1, 2016 — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]	Year Ended December 31, 2012[c]
Per Share Data
Net asset value, beginning of period	$58.00	$85.24	$132.25	$111.01	$133.38
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	.66	.36	(.54)	(.42)
Net gain (loss) on investments (realized and unrealized)	12.92	(27.60)	(37.41)	27.12	.25
Total from investment operations	12.89	(26.94)	(37.05)	26.58	(.17)
Less distributions from:
Net investment income	(.09)	(.30)	—	—	—
Net realized gains	—	—	(9.96)	(5.34)	(22.20)
Total distributions	(.09)	(.30)	(9.96)	(5.34)	(22.20)
Net asset value, end of period	$70.80	$58.00	$85.24	$132.25	$111.01

Total Return[b]	23.15%	(31.70%)	(29.34%)	23.89%	0.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,770	$11,475	$15,843	$16,101	$14,226
Ratios to average net assets:
Net investment income (loss)	(0.26%)	0.85%	0.29%	(0.42%)	(0.31%)
Total expenses	1.66%	1.60%	1.66%	1.64%	1.67%
Portfolio turnover rate	291%	175%	220%	261%	240%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse Share Split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:6 reverse share split effective December 1, 2016 — See Note 9.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

For the year ended December 31, 2016, Financial Services Fund returned 15.83%, while the S&P 500 Index returned 11.96% over the same period. The S&P 500 Financials Index returned 22.80%.

Banks was the largest contributor to return, followed by insurance. The real estate management & development industry detracted the most from return, followed by the paper & forest products industry.

JPMorgan Chase & Co., Berkshire Hathaway, Inc. — Class B, and Banco Bradesco S.A. ADR, were the best-performing holdings in the Fund for the year. The worst-performing holdings for the period were Jones Lang LaSalle, Inc., LendingClub Corp., and LPL Financial Holdings, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 20, 2001

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	2.4%
JPMorgan Chase & Co.	2.2%
Wells Fargo & Co.	2.1%
Bank of America Corp.	1.8%
Citigroup, Inc.	1.6%
Goldman Sachs Group, Inc.	1.2%
U.S. Bancorp	1.1%
Morgan Stanley	1.1%
American Express Co.	1.0%
American International Group, Inc.	1.0%
Top Ten Total	15.5%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Financial Services Fund	15.83%	14.40%	-0.38%
S&P 500 Financials Index	22.80%	19.47%	-0.36%
S&P 500 Index	11.96%	14.66%	6.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

58 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
FINANCIAL SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.0%

Banks - 31.1%
JPMorgan Chase & Co.	4,090	$352,925
Wells Fargo & Co.	6,133	337,990
Bank of America Corp.	13,297	293,864
Citigroup, Inc.	4,348	258,402
Goldman Sachs Group, Inc.	839	200,899
U.S. Bancorp	3,603	185,086
Morgan Stanley	4,169	176,140
PNC Financial Services Group, Inc.	1,287	150,528
Bank of New York Mellon Corp.	2,955	140,008
Capital One Financial Corp.	1,459	127,283
BB&T Corp.	2,606	122,535
State Street Corp.	1,393	108,264
SunTrust Banks, Inc.	1,892	103,776
M&T Bank Corp.	634	99,176
Banco Bradesco S.A. ADR	10,547	91,865
Fifth Third Bancorp	3,324	89,648
Northern Trust Corp.	1,005	89,495
KeyCorp	4,883	89,212
ICICI Bank Ltd. ADR	11,761	88,090
Citizens Financial Group, Inc.	2,432	86,652
Regions Financial Corp.	5,869	84,279
Credicorp Ltd.	526	83,034
Deutsche Bank AG*,1	4,582	82,934
Toronto-Dominion Bank	1,654	81,608
HSBC Holdings plc ADR	1,968	79,074
Credit Suisse Group AG ADR	5,350	76,559
First Republic Bank	830	76,476
Huntington Bancshares, Inc.	5,745	75,949
Comerica, Inc.	1,016	69,200
SVB Financial Group*	357	61,283
Zions Bancorporation	1,396	60,084
Signature Bank*	390	58,578
East West Bancorp, Inc.	1,094	55,608
PacWest Bancorp	954	51,936
Bank of the Ozarks, Inc.	955	50,223
Commerce Bancshares, Inc.	830	47,982
Cullen/Frost Bankers, Inc.	540	47,644
Synovus Financial Corp.	1,102	45,270
Prosperity Bancshares, Inc.	629	45,150
Webster Financial Corp.	831	45,107
First Horizon National Corp.	2,193	43,882
PrivateBancorp, Inc. — Class A	780	42,268
Umpqua Holdings Corp.	2,167	40,696
Texas Capital Bancshares, Inc.*	510	39,984
Wintrust Financial Corp.	550	39,914
MB Financial, Inc.	840	39,673
Chemical Financial Corp.	730	39,544
Home BancShares, Inc.	1,420	39,433
UMB Financial Corp.	500	38,560
IBERIABANK Corp.	460	38,525
Hancock Holding Co.	870	37,497
United Bankshares, Inc.	800	37,000
Pinnacle Financial Partners, Inc.	530	36,729
Fulton Financial Corp.	1,900	35,720
Cathay General Bancorp	930	35,368
Total Banks		5,054,609

REITs - 29.3%
Simon Property Group, Inc.	806	143,202
American Tower Corp. — Class A	1,220	128,929
Public Storage	566	126,501
Crown Castle International Corp.	1,253	108,722
Prologis, Inc.	1,968	103,890
Equinix, Inc.	277	99,003
AvalonBay Communities, Inc.	558	98,849
Welltower, Inc.	1,457	97,516
Equity Residential	1,503	96,733
Weyerhaeuser Co.	3,075	92,527
Ventas, Inc.	1,478	92,405
General Growth Properties, Inc.	3,638	90,877
Vornado Realty Trust	839	87,566
Boston Properties, Inc.	686	86,285
Essex Property Trust, Inc.[1]	347	80,678
Digital Realty Trust, Inc.	799	78,510
Realty Income Corp.	1,331	76,506
Host Hotels & Resorts, Inc.	3,898	73,439
HCP, Inc.	2,454	72,933
Mid-America Apartment Communities, Inc.	673	65,900
SL Green Realty Corp.	602	64,745
Extra Space Storage, Inc.	820	63,337
Kimco Realty Corp.	2,511	63,176
UDR, Inc.	1,727	63,001
Macerich Co.	888	62,906
Annaly Capital Management, Inc.	6,272	62,532
Federal Realty Investment Trust	439	62,386
Duke Realty Corp.	2,275	60,424
Alexandria Real Estate Equities, Inc.	540	60,010
Iron Mountain, Inc.	1,810	58,789
VEREIT, Inc.	6,690	56,597
Apartment Investment & Management Co. — Class A	1,198	54,449
Brixmor Property Group, Inc.	2,216	54,115
Camden Property Trust	643	54,057
Regency Centers Corp.	770	53,092
American Campus Communities, Inc.	1,027	51,114
Kilroy Realty Corp.	696	50,961
National Retail Properties, Inc.	1,149	50,786
Lamar Advertising Co. — Class A	750	50,430
Equity LifeStyle Properties, Inc.	690	49,749
AGNC Investment Corp.	2,714	49,205
Omega Healthcare Investors, Inc.	1,560	48,766
Liberty Property Trust	1,213	47,914
Forest City Realty Trust, Inc. — Class A	2,282	47,557
DDR Corp.	3,095	47,261
Starwood Property Trust, Inc.	2,120	46,534
Douglas Emmett, Inc.	1,253	45,810
Spirit Realty Capital, Inc.	4,204	45,655
Hospitality Properties Trust	1,438	45,642
American Homes 4 Rent — Class A	2,160	45,317
Highwoods Properties, Inc.	880	44,889
CubeSmart	1,656	44,331

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
FINANCIAL SERVICES FUND

	Shares	Value

Hudson Pacific Properties, Inc.	1,270	$44,171
Senior Housing Properties Trust	2,287	43,293
EPR Properties	590	42,344
Weingarten Realty Investors	1,181	42,268
Equity One, Inc.	1,360	41,738
DCT Industrial Trust, Inc.	866	41,464
Taubman Centers, Inc.	556	41,105
Gramercy Property Trust	4,360	40,025
Life Storage, Inc.	466	39,731
CoreSite Realty Corp.	500	39,685
Medical Properties Trust, Inc.	3,216	39,557
New Residential Investment Corp.	2,493	39,190
DuPont Fabros Technology, Inc.	890	39,098
STORE Capital Corp.	1,580	39,042
Equity Commonwealth*	1,270	38,405
Communications Sales & Leasing, Inc.	1,510	38,369
Cousins Properties, Inc.	4,411	37,538
Healthcare Realty Trust, Inc.	1,220	36,990
CyrusOne, Inc.	820	36,679
LaSalle Hotel Properties	1,201	36,594
Sunstone Hotel Investors, Inc.	2,332	35,563
Education Realty Trust, Inc.	840	35,532
Corporate Office Properties Trust	1,120	34,966
RLJ Lodging Trust	1,402	34,335
Brandywine Realty Trust	2,079	34,324
CoreCivic, Inc.	1,329	32,507
DiamondRock Hospitality Co.	2,637	30,405
Retail Opportunity Investments Corp.	1,430	30,216
Pebblebrook Hotel Trust	960	28,560
Washington Prime Group, Inc.	2,642	27,503
Government Properties Income Trust	1,210	23,069
Total REITs		4,750,774

Insurance - 19.6%
Berkshire Hathaway, Inc. — Class B*	2,392	389,848
American International Group, Inc.	2,465	160,990
MetLife, Inc.	2,771	149,329
Prudential Financial, Inc.	1,283	133,508
Travelers Companies, Inc.	946	115,810
Marsh & McLennan Companies, Inc.	1,706	115,309
Willis Towers Watson plc	898	109,807
Chubb Ltd.	825	108,999
Aflac, Inc.	1,498	104,261
Allstate Corp.	1,392	103,175
Aon plc	814	90,785
Progressive Corp.	2,525	89,638
XL Group Ltd.	2,378	88,604
Everest Re Group Ltd.	403	87,209
Arch Capital Group Ltd.*	1,004	86,635
Hartford Financial Services Group, Inc.	1,794	85,484
Principal Financial Group, Inc.	1,387	80,252
Lincoln National Corp.	1,174	77,801
Loews Corp.	1,659	77,691
Markel Corp.*	80	72,360
Cincinnati Financial Corp.	903	68,402
Unum Group	1,446	63,523
Arthur J Gallagher & Co.	1,160	60,274
Torchmark Corp.	800	59,008
Reinsurance Group of America, Inc. — Class A	450	56,624
WR Berkley Corp.	840	55,868
American Financial Group, Inc.	620	54,634
Voya Financial, Inc.	1,380	54,124
Brown & Brown, Inc.	1,090	48,897
Assurant, Inc.	496	46,059
Old Republic International Corp.	2,360	44,840
AmTrust Financial Services, Inc.	1,540	42,165
First American Financial Corp.	1,069	39,157
Radian Group, Inc.	2,112	37,974
MGIC Investment Corp.*	3,481	35,471
Primerica, Inc.	510	35,267
Selective Insurance Group, Inc.	720	30,996
Genworth Financial, Inc. — Class A*	6,898	26,281
Total Insurance		3,187,059

Diversified Financial Services - 13.5%
American Express Co.	2,203	163,198
BlackRock, Inc. — Class A	402	152,977
Charles Schwab Corp.	3,675	145,052
CME Group, Inc. — Class A	1,030	118,810
Intercontinental Exchange, Inc.	1,980	111,711
Synchrony Financial	3,003	108,918
Discover Financial Services	1,473	106,189
Franklin Resources, Inc.	2,407	95,269
TD Ameritrade Holding Corp.	2,183	95,179
T. Rowe Price Group, Inc.	1,129	84,969
Ameriprise Financial, Inc.	741	82,207
Invesco Ltd.	2,292	69,539
Nasdaq, Inc.	956	64,167
Raymond James Financial, Inc.	890	61,650
E*TRADE Financial Corp.*	1,749	60,603
Ally Financial, Inc.	3,080	58,582
CIT Group, Inc.	1,355	57,831
SEI Investments Co.	1,119	55,234
Affiliated Managers Group, Inc.*	370	53,761
CBOE Holdings, Inc.	639	47,216
SLM Corp.*	4,098	45,160
Navient Corp.	2,740	45,018
Credit Acceptance Corp.*	200	43,502
Eaton Vance Corp.	1,020	42,718
LPL Financial Holdings, Inc.	990	34,858
Federated Investors, Inc. — Class B	1,220	34,502
Legg Mason, Inc.	1,140	34,097
BGC Partners, Inc. — Class A	3,250	33,248
Janus Capital Group, Inc.	2,349	31,171
LendingClub Corp.*	5,450	28,613
WisdomTree Investments, Inc.[1]	2,130	23,728
Total Diversified Financial Services		2,189,677

Commercial Services - 1.5%
S&P Global, Inc.	913	98,183
Moody’s Corp.	855	80,601
MarketAxess Holdings, Inc.	300	44,076

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
FINANCIAL SERVICES FUND

	Shares	Value

LendingTree, Inc.*	220	$22,297
Total Commercial Services		245,157

Savings & Loans - 1.3%
New York Community Bancorp, Inc.	3,374	53,681
People’s United Financial, Inc.	2,540	49,174
Investors Bancorp, Inc.	3,014	42,045
Washington Federal, Inc.	990	34,006
BofI Holding, Inc.*,1	954	27,237
Total Savings & Loans		206,143

Real Estate - 0.9%
CBRE Group, Inc. — Class A*	2,038	64,177
Jones Lang LaSalle, Inc.	420	42,437
Realogy Holdings Corp.	1,525	39,238
Total Real Estate		145,852

Investment Companies - 0.5%
Ares Capital Corp.[1]	2,740	45,183
American Capital Ltd.*	1,610	28,851
Total Investment Companies		74,034

Holding Companies-Diversified - 0.4%
Leucadia National Corp.	2,466	57,335

Software - 0.3%
MSCI, Inc. — Class A	670	52,783

Media - 0.3%
FactSet Research Systems, Inc.	310	50,663

Entertainment - 0.3%
Gaming and Leisure Properties, Inc.	1,629	49,880

Total Common Stocks
(Cost $11,744,340)		16,063,966

PREFERRED STOCKS† - 0.6%
Financial - 0.6%
Itau Unibanco Holding S.A. ADR	9,575	98,431
Total Preferred Stocks
(Cost $76,856)		98,431

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.5%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$76,128	76,128
Total Repurchase Agreement
(Cost $76,128)		76,128

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.2%
First American Government Obligations Fund - Class Z, 0.42%[4]	198,208	198,208
Total Securities Lending Collateral
(Cost $198,208)		198,208

Total Investments - 101.3%
(Cost $12,095,532)		$16,436,733
Other Assets & Liabilities, net - (1.3)%		(206,572)
Total Net Assets - 100.0%		$16,230,161

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of December 31, 2016.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
FINANCIAL SERVICES FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$16,063,966	$—	$—	$16,063,966
Preferred Stocks	98,431	—	—	98,431
Repurchase Agreement	—	76,128	—	76,128
Securities Lending Collateral	198,208	—	—	198,208
Total	$16,360,605	$76,128	$—	$16,436,733

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $194,551 of securities loaned (cost $12,019,404)	$16,360,605
Repurchase agreements, at value (cost $76,128)	76,128
Total investments (cost $12,095,532)	16,436,733
Cash	725
Receivables:
Securities sold	544,483
Fund shares sold	216,060
Dividends	44,380
Foreign taxes reclaim	664
Securities lending income	98
Total assets	17,243,143

Liabilities:
Payable for:
Fund shares redeemed	776,640
Return of securities loaned	198,208
Management fees	11,699
Transfer agent and administrative fees	3,441
Investor service fees	3,441
Portfolio accounting fees	1,376
Miscellaneous	18,177
Total liabilities	1,012,982
Commitments and contingent liabilities (Note 10)	—
Net assets	$16,230,161

Net assets consist of:
Paid in capital	$16,975,861
Undistributed net investment income	25,469
Accumulated net realized loss on investments	(5,112,370)
Net unrealized appreciation on investments	4,341,201
Net assets	$16,230,161
Capital shares outstanding	221,056
Net asset value per share	$73.42

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $860)	$158,364
Income from securities lending, net	199
Interest	117
Total investment income	158,680

Expenses:
Management fees	81,321
Transfer agent and administrative fees	23,918
Investor service fees	23,918
Portfolio accounting fees	9,567
Professional fees	9,456
Custodian fees	2,054
Trustees’ fees*	752
Interest expense	23
Miscellaneous	7,827
Total expenses	158,836
Net investment loss	(156)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	263,909
Net realized gain	263,909
Net change in unrealized appreciation (depreciation) on:
Investments	902,723
Net change in unrealized appreciation (depreciation)	902,723
Net realized and unrealized gain	1,166,632
Net increase in net assets resulting from operations	$1,166,476

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(156)	$154,325
Net realized gain (loss) on investments	263,909	(611,517)
Net change in unrealized appreciation (depreciation) on investments	902,723	(461,119)
Net increase (decrease) in net assets resulting from operations	1,166,476	(918,311)

Distributions to shareholders from:
Net investment income	(122,357)	(55,233)
Total distributions to shareholders	(122,357)	(55,233)

Capital share transactions:
Proceeds from sale of shares	33,508,306	32,908,604
Distributions reinvested	122,357	55,233
Cost of shares redeemed	(32,407,307)	(31,770,386)
Net increase from capital share transactions	1,223,356	1,193,451
Net increase in net assets	2,267,475	219,907

Net assets:
Beginning of year	13,962,686	13,742,779
End of year	$16,230,161	$13,962,686
Undistributed net investment income at end of year	$25,469	$144,238

CAPITAL SHARE ACTIVITY*:
Shares sold	501,554	491,003
Shares issued from reinvestment of distributions	1,883	801
Shares redeemed	(499,005)	(479,252)
Net increase in shares	4,432	12,552

*	Capital share activity for the periods presented through December 31, 2016, has been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 9.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]	Year Ended December 31, 2012[c]
Per Share Data
Net asset value, beginning of period	$64.46	$67.34	$60.15	$47.43	$38.73
Income (loss) from investment operations:
Net investment income (loss)[a]	— [d]	.72	.27	.30	.36
Net gain (loss) on investments (realized and unrealized)	9.32	(3.36)	7.28	12.75	8.43
Total from investment operations	9.32	(2.64)	7.55	13.05	8.79
Less distributions from:
Net investment income	(.36)	(.24)	(.36)	(.33)	(.09)
Total distributions	(.36)	(.24)	(.36)	(.33)	(.09)
Net asset value, end of period	$73.42	$64.46	$67.34	$60.15	$47.43

Total Return[b]	15.83%	(3.99%)	12.58%	27.55%	22.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,230	$13,963	$13,743	$8,943	$10,443
Ratios to average net assets:
Net investment income (loss)	— [e]	1.09%	0.41%	0.55%	0.79%
Total expenses	1.66%	1.60%	1.66%	1.64%	1.67%
Portfolio turnover rate	329%	213%	215%	409%	396%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse Share Split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 9.
[d]	Net investment income is less than $0.01 per share.
[e]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

For the year ended December 31, 2016, Health Care Fund returned -9.70%, compared with a 11.96% return for the S&P 500 Index. The S&P 500 Health Care Index returned -2.69%.

The Fund is mostly composed of four large industries: pharmaceuticals, biotechnology, health care providers, and health care equipment. Health care equipment was the only industry of these to contribute to the Fund’s return for the period. Pharmaceuticals and biotechnology were the largest detractors from return for the Fund for the period.

The best-performing holdings in the Fund were UnitedHealth Group, Inc., Johnson & Johnson, and Medivation, Inc. The worst-performing holdings in the Fund included Valeant Pharmaceuticals International, Inc., Endo International plc, and Allergan plc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	3.2%
Pfizer, Inc.	2.5%
UnitedHealth Group, Inc.	2.3%
Merck & Company, Inc.	2.2%
Amgen, Inc.	1.9%
AbbVie, Inc.	1.9%
Bristol-Myers Squibb Co.	1.8%
Celgene Corp.	1.7%
Eli Lilly & Co.	1.7%
Gilead Sciences, Inc.	1.7%
Top Ten Total	20.9%

“Ten Largest Holdings” excludes any temporary cash investments.

66 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Health Care Fund	-9.70%	14.34%	8.05%
S&P 500 Health Care Index	-2.69%	16.80%	9.58%
S&P 500 Index	11.96%	14.66%	6.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS	December 31, 2016
HEALTH CARE FUND

	Shares	Value

COMMON STOCKS† - 100.2%

Pharmaceuticals - 36.5%
Johnson & Johnson	5,175	$596,213
Pfizer, Inc.	14,396	467,582
Merck & Company, Inc.	7,184	422,922
AbbVie, Inc.	5,579	349,357
Bristol-Myers Squibb Co.	5,776	337,549
Eli Lilly & Co.	4,369	321,340
Allergan plc*	1,525	320,265
Shire plc ADR	1,449	246,881
Express Scripts Holding Co.*	3,219	221,435
McKesson Corp.	1,352	189,888
Zoetis, Inc.	3,436	183,929
Teva Pharmaceutical Industries Ltd. ADR	4,826	174,942
Cardinal Health, Inc.	2,254	162,220
Jazz Pharmaceuticals plc*	1,481	161,473
Endo International plc*	9,613	158,326
Mylan N.V.*	4,034	153,897
Alkermes plc*	2,762	153,512
AstraZeneca plc ADR	5,538	151,298
Perrigo Company plc	1,770	147,317
Novartis AG ADR	2,003	145,899
Novo Nordisk A/S ADR	3,989	143,046
AmerisourceBergen Corp. — Class A	1,829	143,010
GlaxoSmithKline plc ADR	3,705	142,680
TESARO, Inc.*	720	96,826
VCA, Inc.*	1,210	83,067
Valeant Pharmaceuticals International, Inc.*	5,464	79,337
DexCom, Inc.*	1,245	74,326
Mallinckrodt plc*	1,488	74,132
ACADIA Pharmaceuticals, Inc.*,1	2,518	72,619
PRA Health Sciences, Inc.*	1,140	62,837
Neurocrine Biosciences, Inc.*	1,520	58,824
Horizon Pharma plc*	3,602	58,280
Prestige Brands Holdings, Inc.*	1,110	57,831
Akorn, Inc.*	2,575	56,212
Clovis Oncology, Inc.*,1	1,160	51,527
Owens & Minor, Inc.	1,439	50,782
Ironwood Pharmaceuticals, Inc. — Class A*	3,310	50,610
Nektar Therapeutics*	3,950	48,467
Radius Health, Inc.*	1,180	44,875
Array BioPharma, Inc.*	4,880	42,895
Sarepta Therapeutics, Inc.*	1,560	42,791
Eagle Pharmaceuticals, Inc.*	510	40,463
Pacira Pharmaceuticals, Inc.*	1,234	39,858
Agios Pharmaceuticals, Inc.*	926	38,642
Ophthotech Corp.*	7,760	37,481
Depomed, Inc.*	2,063	37,175
Impax Laboratories, Inc.*	2,559	33,907
Amicus Therapeutics, Inc.*	5,540	27,534
Total Pharmaceuticals		6,856,279

Healthcare-Products - 23.4%
Abbott Laboratories	6,625	254,466
Thermo Fisher Scientific, Inc.	1,794	253,133
Danaher Corp.	3,240	252,202
Stryker Corp.	1,944	232,911
Medtronic plc	3,085	219,744
Becton Dickinson and Co.	1,215	201,143
Boston Scientific Corp.*	8,570	185,368
Intuitive Surgical, Inc.*	269	170,591
Baxter International, Inc.	3,777	167,472
St. Jude Medical, Inc.	2,067	165,753
Edwards Lifesciences Corp.*	1,668	156,292
Zimmer Biomet Holdings, Inc.	1,510	155,832
CR Bard, Inc.	623	139,963
DENTSPLY SIRONA, Inc.	2,144	123,773
Henry Schein, Inc.*	782	118,637
Hologic, Inc.*	2,807	112,617
IDEXX Laboratories, Inc.*	940	110,234
ResMed, Inc.	1,638	101,638
Varian Medical Systems, Inc.*	1,101	98,848
Cooper Companies, Inc.	565	98,835
Align Technology, Inc.*	989	95,073
Teleflex, Inc.	577	92,984
West Pharmaceutical Services, Inc.	1,013	85,933
ABIOMED, Inc.*	660	74,369
Patterson Companies, Inc.[1]	1,700	69,751
Bio-Techne Corp.	660	67,868
Hill-Rom Holdings, Inc.	1,190	66,807
OPKO Health, Inc.*,1	7,183	66,802
NuVasive, Inc.*	952	64,127
Bruker Corp.	3,004	63,625
Masimo Corp.*	940	63,356
Integra LifeSciences Holdings Corp.*	720	61,769
ICU Medical, Inc.*	370	54,520
Insulet Corp.*	1,360	51,245
Nevro Corp.*	670	48,682
Zeltiq Aesthetics, Inc.*	1,070	46,566
Total Healthcare-Products		4,392,929

Biotechnology - 19.2%
Amgen, Inc.	2,396	350,318
Celgene Corp.*	2,821	326,530
Gilead Sciences, Inc.	4,480	320,813
Biogen, Inc.*	949	269,117
Regeneron Pharmaceuticals, Inc.*	559	205,203
Alexion Pharmaceuticals, Inc.*	1,667	203,957
Incyte Corp.*	1,497	150,104
Illumina, Inc.*	1,169	149,679
Vertex Pharmaceuticals, Inc.*	1,959	144,320
BioMarin Pharmaceutical, Inc.*	1,580	130,887
Seattle Genetics, Inc.*	1,700	89,709
Ionis Pharmaceuticals, Inc.*	1,770	84,659
United Therapeutics Corp.*	590	84,624
Bio-Rad Laboratories, Inc. — Class A*	440	80,203
Exelixis, Inc.*	4,680	69,779
Charles River Laboratories International, Inc.*	850	64,762

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
HEALTH CARE FUND

	Shares	Value

Ultragenyx Pharmaceutical, Inc.*	850	$59,764
Intercept Pharmaceuticals, Inc.*,1	512	55,629
Alnylam Pharmaceuticals, Inc.*	1,477	55,299
Intrexon Corp.*,1	2,270	55,161
ARIAD Pharmaceuticals, Inc.*	4,363	54,276
Bluebird Bio, Inc.*	850	52,445
Juno Therapeutics, Inc.*,1	2,728	51,423
Medicines Co.*	1,446	49,077
Sage Therapeutics, Inc.*	960	49,018
Kite Pharma, Inc.*,[1]	1,092	48,965
Ligand Pharmaceuticals, Inc. — Class B*	470	47,757
Spark Therapeutics, Inc.*	880	43,912
Five Prime Therapeutics, Inc.*	840	42,092
Exact Sciences Corp.*,1	3,142	41,977
Halozyme Therapeutics, Inc.*	3,860	38,137
AMAG Pharmaceuticals, Inc.*,1	1,060	36,888
Myriad Genetics, Inc.*	2,078	34,640
Alder Biopharmaceuticals, Inc.*	1,630	33,904
Acorda Therapeutics, Inc.*	1,622	30,494
Total Biotechnology		3,605,522

Healthcare-Services - 15.4%
UnitedHealth Group, Inc.	2,666	426,667
Aetna, Inc.	1,840	228,178
Anthem, Inc.	1,489	214,074
Cigna Corp.	1,528	203,820
Humana, Inc.	947	193,216
HCA Holdings, Inc.*	2,485	183,939
Quintiles IMS Holdings, Inc.*	1,920	146,016
Laboratory Corporation of America Holdings*	968	124,271
DaVita, Inc.*	1,914	122,879
Quest Diagnostics, Inc.	1,334	122,595
Universal Health Services, Inc. — Class B	1,096	116,592
Centene Corp.*	1,898	107,256
Envision Healthcare Corp.*	1,472	93,163
MEDNAX, Inc.*	1,320	87,991
WellCare Health Plans, Inc.*	630	86,360
HealthSouth Corp.	1,620	66,809
Acadia Healthcare Company, Inc.*	1,916	63,420
Molina Healthcare, Inc.*	1,110	60,229
Brookdale Senior Living, Inc. — Class A*	4,470	55,517
LifePoint Health, Inc.*	915	51,972
Magellan Health, Inc.*	600	45,150
Tenet Healthcare Corp.*	2,884	42,799
Air Methods Corp.*	1,170	37,265
Total Healthcare-Services		2,880,178

Electronics - 2.3%
Agilent Technologies, Inc.	2,892	131,760
Mettler-Toledo International, Inc.*,1	274	114,685
Waters Corp.*	823	110,603
PerkinElmer, Inc.	1,560	81,354
Total Electronics		438,402

Software - 2.1%
Cerner Corp.*	2,874	136,141
Veeva Systems, Inc. — Class A*	2,028	82,540
athenahealth, Inc.*	700	73,619
Medidata Solutions, Inc.*	1,195	59,356
Allscripts Healthcare Solutions, Inc.*	4,628	47,252
Total Software		398,908

Commercial Services - 1.3%
PAREXEL International Corp.*	983	64,603
Team Health Holdings, Inc.*	1,440	62,568
Incorporated Research Holdings, Inc. — Class A*	1,095	57,597
HealthEquity, Inc.*	1,300	52,676
Total Commercial Services		237,444

Total Common Stocks
(Cost $10,555,058)		18,809,662

RIGHTS††† - 0.0%
Dyax Corp.
Expires 01/25/17*	3,790	—
Total Rights
(Cost $—)		—

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.8%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$154,351	154,351
Total Repurchase Agreement
(Cost $154,351)		154,351

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.7%
First American Government Obligations Fund - Class Z, 0.42%[4]	509,916	509,916
Total Securities Lending Collateral
(Cost $509,916)		509,916

Total Investments - 103.7%
(Cost $11,219,325)		$19,473,929
Other Assets & Liabilities, net - (3.7)%		(695,996)
Total Net Assets - 100.0%		$18,777,933

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
HEALTH CARE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of December 31, 2016.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$18,809,662	$—	$—	$18,809,662
Repurchase Agreement	—	154,351	—	154,351
Rights	—	—	—	—
Securities Lending Collateral	509,916	—	—	509,916
Total	$19,319,578	$154,351	$—	$19,473,929

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $482,756 of securities loaned (cost $11,064,974)	$19,319,578
Repurchase agreements, at value (cost $154,351)	154,351
Total investments (cost $11,219,325)	19,473,929
Receivables:
Fund shares sold	214,768
Dividends	11,302
Foreign taxes reclaim	166
Securities lending income	294
Total assets	19,700,459

Liabilities:
Payable for:
Return of securities loaned	509,916
Fund shares redeemed	187,513
Securities purchased	156,763
Management fees	13,857
Transfer agent and administrative fees	4,076
Investor service fees	4,076
Portfolio accounting fees	1,630
Miscellaneous	44,695
Total liabilities	922,526
Commitments and contingent liabilities (Note 10)	—
Net assets	$18,777,933

Net assets consist of:
Paid in capital	$12,591,239
Undistributed net investment income	—
Accumulated net realized loss on investments	(2,067,910)
Net unrealized appreciation on investments	8,254,604
Net assets	$18,777,933
Capital shares outstanding	356,890
Net asset value per share	$52.62

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $207)	$232,308
Income from securities lending, net	855
Interest	350
Total investment income	233,513

Expenses:
Management fees	201,363
Transfer agent and administrative fees	59,225
Investor service fees	59,225
Portfolio accounting fees	23,689
Custodian fees	5,154
Trustees’ fees*	2,310
Interest expense	198
Miscellaneous	41,050
Total expenses	392,214
Net investment loss	(158,701)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,405,728
Net realized gain	3,405,728
Net change in unrealized appreciation (depreciation) on:
Investments	(6,935,740)
Net change in unrealized appreciation (depreciation)	(6,935,740)
Net realized and unrealized loss	(3,530,012)
Net decrease in net assets resulting from operations	$(3,688,713)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(158,701)	$(240,448)
Net realized gain on investments	3,405,728	1,325,823
Net change in unrealized appreciation (depreciation) on investments	(6,935,740)	(1,848,128)
Net decrease in net assets resulting from operations	(3,688,713)	(762,753)

Distributions to shareholders from:
Net realized gains	(911,972)	(1,087,349)
Total distributions to shareholders	(911,972)	(1,087,349)

Capital share transactions:
Proceeds from sale of shares	32,682,719	84,260,159
Distributions reinvested	911,972	1,087,349
Cost of shares redeemed	(47,065,343)	(89,941,713)
Net decrease from capital share transactions	(13,470,652)	(4,594,205)
Net decrease in net assets	(18,071,337)	(6,444,307)

Net assets:
Beginning of year	36,849,270	43,293,577
End of year	$18,777,933	$36,849,270
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	587,825	1,302,462
Shares issued from reinvestment of distributions	16,245	15,867
Shares redeemed	(856,576)	(1,444,991)
Net decrease in shares	(252,506)	(126,662)

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$60.47	$58.82	$48.91	$34.54	$29.49
Income (loss) from investment operations:
Net investment income (loss)[a]	(.37)	(.30)	(.31)	(.14)	.08
Net gain (loss) on investments (realized and unrealized)	(5.36)	3.11	12.29	14.59	4.97
Total from investment operations	(5.73)	2.81	11.98	14.45	5.05
Less distributions from:
Net investment income	—	—	—	(.08)	—
Net realized gains	(2.12)	(1.16)	(2.07)	—	—
Total distributions	(2.12)	(1.16)	(2.07)	(.08)	—
Net asset value, end of period	$52.62	$60.47	$58.82	$48.91	$34.54

Total Return[b]	(9.70%)	4.53%	24.62%	41.81%	17.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,778	$36,849	$43,294	$30,105	$17,936
Ratios to average net assets:
Net investment income (loss)	(0.67%)	(0.47%)	(0.57%)	(0.34%)	0.24%
Total expenses	1.66%	1.59%	1.66%	1.63%	1.67%
Portfolio turnover rate	146%	154%	176%	277%	350%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

For the year ended December 31, 2016, Internet Fund returned 4.44%, compared with a return of 11.96% for the S&P 500 Index. The S&P 500 Information Technology Index returned 13.85%.

The communications equipment industry contributed the most to the Fund’s return for the period, followed by the internet software & services industry. The largest detractor from the Fund’s return for the period was the internet & direct marketing retail industry, followed by the consumer finance industry.

Time Warner, Inc., QUALCOMM, Inc., and Cisco Systems, Inc. added the most to Fund performance for the year. 58.com, Inc. ADR, Fang Holdings Ltd. ADR, and TripAdvisor, Inc. detracted the most from the Fund’s return for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 24, 2001

Ten Largest Holdings (% of Total Net Assets)
Alphabet, Inc. — Class A	6.7%
Amazon.com, Inc.	5.4%
Facebook, Inc. — Class A	5.2%
Cisco Systems, Inc.	3.5%
QUALCOMM, Inc.	2.8%
Time Warner, Inc.	2.6%
Priceline Group, Inc.	2.5%
Charles Schwab Corp.	2.2%
Netflix, Inc.	2.1%
PayPal Holdings, Inc.	2.0%
Top Ten Total	35.0%

“Ten Largest Holdings” excludes any temporary cash investments.

74 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Internet Fund	4.44%	15.80%	8.38%
S&P 500 Information Technology Index	13.85%	16.39%	9.93%
S&P 500 Index	11.96%	14.66%	6.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS	December 31, 2016
INTERNET FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Internet - 51.3%
Alphabet, Inc. — Class A*	713	$565,016
Amazon.com, Inc.*	614	460,419
Facebook, Inc. — Class A*	3,829	440,527
Priceline Group, Inc.*	144	211,112
Netflix, Inc.*	1,469	181,862
Yahoo!, Inc.*	3,780	146,173
eBay, Inc.*	4,764	141,443
Alibaba Group Holding Ltd. ADR*	1,535	134,788
Baidu, Inc. ADR*	804	132,186
Expedia, Inc.	903	102,292
Ctrip.com International Ltd. ADR*	2,409	96,360
JD.com, Inc. ADR*	3,761	95,680
Symantec Corp.	3,891	92,956
Palo Alto Networks, Inc.*	670	83,784
Twitter, Inc.*	4,768	77,718
F5 Networks, Inc.*	527	76,267
MercadoLibre, Inc.	450	70,263
VeriSign, Inc.*	901	68,539
Zillow Group, Inc. — Class C*	1,771	64,588
Zillow Group, Inc. — Class A*,1	1,751	63,824
TripAdvisor, Inc.*	1,361	63,110
Shopify, Inc. — Class A*,1	1,450	62,162
Vipshop Holdings Ltd. ADR*	5,641	62,107
SINA Corp.*	991	60,243
Weibo Corp. ADR*,1	1,471	59,722
GoDaddy, Inc. — Class A*	1,696	59,275
YY, Inc. ADR*	1,488	58,657
IAC/InterActiveCorp*	848	54,942
58.com, Inc. ADR*,1	1,916	53,648
Match Group, Inc.*,1	2,970	50,787
GrubHub, Inc.*	1,201	45,182
Yelp, Inc. — Class A*	1,172	44,688
Pandora Media, Inc.*,1	3,325	43,358
Wayfair, Inc. — Class A*,1	1,177	41,254
Liberty Expedia Holdings, Inc. — Class A*	925	36,695
Stamps.com, Inc.*,1	303	34,739
Cogent Communications Holdings, Inc.	814	33,659
WebMD Health Corp. — Class A*	665	32,964
comScore, Inc.*	1,043	32,938
Shutterfly, Inc.*	644	32,316
Shutterstock, Inc.*	665	31,601
NIC, Inc.	1,280	30,592
Etsy, Inc.*	2,493	29,368
Total Internet		4,359,804

Telecommunications - 13.2%
Cisco Systems, Inc.	9,876	298,452
Motorola Solutions, Inc.	1,108	91,842
Juniper Networks, Inc.	2,869	81,079
CommScope Holding Company, Inc.*	1,812	67,406
Arista Networks, Inc.*	680	65,804
ARRIS International plc*	1,975	59,507
Ubiquiti Networks, Inc.*	949	54,852
ViaSat, Inc.*	713	47,215
Ciena Corp.*	1,927	47,038
Finisar Corp.*	1,523	46,101
InterDigital, Inc.	498	45,492
LogMeIn, Inc.[1]	389	37,558
NETGEAR, Inc.*	610	33,154
Viavi Solutions, Inc.*	4,020	32,884
Oclaro, Inc.*	3,657	32,730
Infinera Corp.*	3,258	27,660
ADTRAN, Inc.	1,161	25,948
Gogo, Inc.*,1	1,517	13,987
Total Telecommunications		1,108,709

Software - 11.8%
salesforce.com, Inc.*	2,464	168,685
Intuit, Inc.	1,158	132,718
Citrix Systems, Inc.*	1,029	91,900
NetEase, Inc. ADR	417	89,797
Akamai Technologies, Inc.*	1,245	83,016
Red Hat, Inc.*	1,163	81,061
Veeva Systems, Inc. — Class A*	1,445	58,812
Momo, Inc. ADR*	3,110	57,162
j2 Global, Inc.	617	50,471
Twilio, Inc. — Class A*	1,380	39,813
Cornerstone OnDemand, Inc.*	890	37,656
Allscripts Healthcare Solutions, Inc.*	3,294	33,632
2U, Inc.*	960	28,944
New Relic, Inc.*,1	1,020	28,815
SPS Commerce, Inc.*	380	26,558
Total Software		1,009,040

Diversified Financial Services - 5.4%
Charles Schwab Corp.	4,630	182,745
TD Ameritrade Holding Corp.	2,756	120,162
E*TRADE Financial Corp.*	2,208	76,507
BGC Partners, Inc. — Class A	4,092	41,861
LendingClub Corp.*	6,866	36,047
Total Diversified Financial Services		457,322

Semiconductors - 4.5%
QUALCOMM, Inc.	3,620	236,023
Broadcom Ltd.	815	144,068
Total Semiconductors		380,091

Commercial Services - 4.4%
PayPal Holdings, Inc.*	4,348	171,616
CoStar Group, Inc.*	325	61,259
Cimpress N.V.*	661	60,554
Live Nation Entertainment, Inc.*	2,196	58,414
NutriSystem, Inc.	740	25,641
Total Commercial Services		377,484

Computers - 3.2%
Check Point Software Technologies Ltd.*	908	76,690
Brocade Communications Systems, Inc.	4,476	55,905
BlackBerry Ltd.*	7,790	53,673
NetScout Systems, Inc.*	1,315	41,423

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
INTERNET FUND

	Shares	Value

Lumentum Holdings, Inc.*	995	$38,457
Total Computers		266,148

Media - 2.6%
Time Warner, Inc.	2,243	216,517

REITs - 1.5%
Equinix, Inc.	350	125,094

Aerospace & Defense - 1.0%
Harris Corp.	860	88,124

Retail - 0.4%
HSN, Inc.	950	32,585

Leisure Time - 0.3%
Liberty TripAdvisor Holdings, Inc. — Class A*	1,713	25,781

Total Common Stocks
(Cost $5,719,374)		8,446,699

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.8%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$70,905	70,905
Total Repurchase Agreement
(Cost $70,905)		70,905

	Shares

SECURITIES LENDING COLLATERAL†,3 - 3.9%
First American Government Obligations Fund - Class Z, 0.42%[4]	335,120	335,120
Total Securities Lending Collateral
(Cost $335,120)		335,120

Total Investments - 104.3%
(Cost $6,125,399)		$8,852,724
Other Assets & Liabilities, net - (4.3)%		(367,308)
Total Net Assets - 100.0%		$8,485,416

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of December 31, 2016.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$8,446,699	$—	$—	$8,446,699
Repurchase Agreement	—	70,905	—	70,905
Securities Lending Collateral	335,120	—	—	335,120
Total	$8,781,819	$70,905	$—	$8,852,724

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $324,172 of securities loaned (cost $6,054,494)	$8,781,819
Repurchase agreements, at value (cost $70,905)	70,905
Total investments (cost $6,125,399)	8,852,724
Receivables:
Securities sold	82,057
Dividends	825
Securities lending income	678
Total assets	8,936,284

Liabilities:
Payable for:
Return of securities loaned	335,120
Fund shares redeemed	91,349
Management fees	6,175
Transfer agent and administrative fees	1,816
Investor service fees	1,816
Portfolio accounting fees	726
Miscellaneous	13,866
Total liabilities	450,868
Commitments and contingent liabilities (Note 10)	—
Net assets	$8,485,416

Net assets consist of:
Paid in capital	$6,846,862
Accumulated net investment loss	(15,962)
Accumulated net realized loss on investments	(1,072,809)
Net unrealized appreciation on investments	2,727,325
Net assets	$8,485,416
Capital shares outstanding	130,282
Net asset value per share	$65.13

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $2,498)	$65,872
Income from securities lending, net	3,078
Interest	117
Total investment income	69,067

Expenses:
Management fees	66,635
Transfer agent and administrative fees	19,599
Investor service fees	19,599
Professional fees	9,062
Portfolio accounting fees	7,839
Custodian fees	1,577
Trustees’ fees*	560
Interest expense	57
Miscellaneous	4,997
Total expenses	129,925
Net investment loss	(60,858)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	275,024
Net realized gain	275,024
Net change in unrealized appreciation (depreciation) on:
Investments	(884,620)
Net change in unrealized appreciation (depreciation)	(884,620)
Net realized and unrealized loss	(609,596)
Net decrease in net assets resulting from operations	$(670,454)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(60,858)	$(83,364)
Net realized gain on investments	275,024	198,790
Net change in unrealized appreciation (depreciation) on investments	(884,620)	305,653
Net increase (decrease) in net assets resulting from operations	(670,454)	421,079

Distributions to shareholders from:
Net realized gains	(710,959)	(1,309,072)
Total distributions to shareholders	(710,959)	(1,309,072)

Capital share transactions:
Proceeds from sale of shares	33,908,927	38,076,725
Distributions reinvested	710,959	1,309,072
Cost of shares redeemed	(37,788,678)	(32,086,646)
Net increase (decrease) from capital share transactions	(3,168,792)	7,299,151
Net increase (decrease) in net assets	(4,550,205)	6,411,158

Net assets:
Beginning of year	13,035,621	6,624,463
End of year	$8,485,416	$13,035,621
Accumulated net investment loss at end of year	$(15,962)	$(17,919)

Capital share activity*:
Shares sold	513,963	502,704
Shares issued from reinvestment of distributions	11,587	18,637
Shares redeemed	(579,907)	(420,436)
Net increase (decrease) in shares	(54,357)	100,905

*	Capital share activity for the periods presented through December 31, 2016, has been restated to reflect a 1:4 reverse share split effective December 1, 2016 — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]	Year Ended December 31, 2012[c]
Per Share Data
Net asset value, beginning of period	$70.60	$79.11	$85.98	$57.97	$69.46
Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	(.76)	(.92)	(.76)	(.88)
Net gain (loss) on investments (realized and unrealized)	(3.30)	7.29	2.61	30.33	12.59
Total from investment operations	(3.44)	6.53	1.69	29.57	11.71
Less distributions from:
Net realized gains	(2.03)	(15.04)	(8.56)	(1.56)	(23.20)
Total distributions	(2.03)	(15.04)	(8.56)	(1.56)	(23.20)
Net asset value, end of period	$65.13	$70.60	$79.11	$85.98	$57.97

Total Return[b]	4.44%	8.36%	1.96%	51.23%	19.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,485	$13,036	$6,624	$15,617	$6,270
Ratios to average net assets:
Net investment income (loss)	(0.78%)	(1.03%)	(1.06%)	(1.07%)	(1.18%)
Total expenses	1.66%	1.61%	1.66%	1.63%	1.67%
Portfolio turnover rate	384%	363%	283%	311%	274%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse Share Split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016 — See Note 9.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

For the year ended December 31, 2016, Leisure Fund returned 9.56%, compared with a return of 11.96% for the S&P 500 Index. The S&P 500 Consumer Discretionary Index returned 6.03%.

The hotels, restaurants & leisure industry and the media industry contributed the most to the Fund’s return for the period. The beverages industry detracted the most, followed by the equity real estate investment trust industry.

Holdings that contributed the most to the Fund’s return were Time Warner, Inc., Comcast Corp. — Class A, and Charter Communications, Inc. — Class A. Norwegian Cruise Line Holdings Ltd., Royal Caribbean Cruises Ltd., and Chipotle Mexican Grill, Inc. – Class A were the holdings detracting the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 22, 2001

Ten Largest Holdings (% of Total Net Assets)
Walt Disney Co.	3.7%
Comcast Corp. — Class A	3.7%
Philip Morris International, Inc.	3.4%
Altria Group, Inc.	3.3%
McDonald’s Corp.	2.8%
Charter Communications, Inc. — Class A	2.7%
Reynolds American, Inc.	2.5%
Time Warner, Inc.	2.5%
Starbucks Corp.	2.5%
Twenty-First Century Fox, Inc. — Class A	2.1%
Top Ten Total	29.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 81

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Leisure Fund	9.56%	15.34%	6.34%
S&P 500 Consumer Discretionary Index	6.03%	17.82%	9.63%
S&P 500 Index	11.96%	14.66%	6.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

82 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
LEISURE FUND

	Shares	Value

COMMON STOCKS† - 99.0%

Media - 28.5%
Walt Disney Co.	3,133	$326,521
Comcast Corp. — Class A	4,660	321,773
Charter Communications, Inc. — Class A*	823	236,958
Time Warner, Inc.	2,283	220,378
Twenty-First Century Fox, Inc. — Class A	6,726	188,597
CBS Corp. — Class B	2,085	132,648
DISH Network Corp. — Class A*	2,262	131,038
Discovery Communications, Inc. — Class A*	3,700	101,417
Viacom, Inc. — Class B	2,872	100,807
Liberty Global plc*	3,146	93,436
Liberty Broadband Corp. — Class C*	1,240	91,847
Scripps Networks Interactive, Inc. — Class A	1,084	77,365
Grupo Televisa SAB ADR	3,675	76,771
News Corp. — Class A	5,600	64,176
TEGNA, Inc.	2,555	54,651
AMC Networks, Inc. — Class A*	960	50,246
Sinclair Broadcast Group, Inc. — Class A1	1,392	46,423
Meredith Corp.	700	41,405
Media General, Inc.*	2,110	39,731
Tribune Media Co. — Class A	1,070	37,429
Nexstar Broadcasting Group, Inc. — Class A1	570	36,081
Time, Inc.	1,910	34,094
Total Media		2,503,792

Retail - 19.5%
McDonald’s Corp.	2,056	250,257
Starbucks Corp.	3,963	220,026
Yum! Brands, Inc.	1,910	120,960
Chipotle Mexican Grill, Inc. — Class A*	220	83,010
Yum China Holdings, Inc.*	3,050	79,666
Darden Restaurants, Inc.	1,031	74,974
Domino’s Pizza, Inc.	435	69,269
Restaurant Brands International, Inc.	1,427	68,011
Dunkin’ Brands Group, Inc.	1,056	55,377
Panera Bread Co. — Class A*	264	54,144
Cracker Barrel Old Country Store, Inc.[1]	296	49,426
Jack in the Box, Inc.	427	47,670
Wendy’s Co.	3,425	46,306
Texas Roadhouse, Inc. — Class A	949	45,780
Papa John’s International, Inc.	515	44,074
Cheesecake Factory, Inc.	693	41,497
Buffalo Wild Wings, Inc.*	266	41,070
Dave & Buster’s Entertainment, Inc.*	692	38,960
Brinker International, Inc.	780	38,633
Bloomin’ Brands, Inc.	1,950	35,159
DineEquity, Inc.	380	29,260
Popeyes Louisiana Kitchen, Inc.*	470	28,426
Sonic Corp.	1,055	27,968
Shake Shack, Inc. — Class A*	760	27,200
Bob Evans Farms, Inc.	500	26,605
BJ’s Restaurants, Inc.*	620	24,366
Fiesta Restaurant Group, Inc.*	770	22,985
Wingstop, Inc.	770	22,784
Total Retail		1,713,863

Lodging - 11.1%
Las Vegas Sands Corp.	2,925	156,225
Marriott International, Inc. — Class A	1,707	141,135
Hilton Worldwide Holdings, Inc.	4,823	131,186
MGM Resorts International*	3,485	100,473
Melco Crown Entertainment Ltd. ADR	4,899	77,894
Wynn Resorts Ltd.	833	72,063
Wyndham Worldwide Corp.	942	71,941
Hyatt Hotels Corp. — Class A*	1,190	65,759
Choice Hotels International, Inc.	800	44,840
ILG, Inc.	2,172	39,465
Boyd Gaming Corp.*	1,865	37,617
La Quinta Holdings, Inc.*	2,330	33,109
Total Lodging		971,707

Agriculture - 10.6%
Philip Morris International, Inc.	3,233	295,786
Altria Group, Inc.	4,274	289,008
Reynolds American, Inc.	4,000	224,160
British American Tobacco plc ADR[1]	650	73,236
Vector Group Ltd.	1,896	43,115
Total Agriculture		925,305

Entertainment - 8.4%
Gaming and Leisure Properties, Inc.	2,092	64,057
Six Flags Entertainment Corp.	999	59,900
Vail Resorts, Inc.	371	59,846
International Game Technology plc	2,340	59,717
Cinemark Holdings, Inc.	1,374	52,706
Madison Square Garden Co. — Class A*	302	51,796
Lions Gate Entertainment Corp. — Class A1	1,886	50,720
Regal Entertainment Group — Class A	2,206	45,444
Lions Gate Entertainment Corp. — Class B*	1,844	45,254
Red Rock Resorts, Inc. — Class A	1,770	41,046
Churchill Downs, Inc.	270	40,621
Marriott Vacations Worldwide Corp.	440	37,334
SeaWorld Entertainment, Inc.[1]	1,670	31,613
International Speedway Corp. — Class A	850	31,280
Scientific Games Corp. — Class A*,1	2,000	28,000
Penn National Gaming, Inc.*	1,953	26,932
Pinnacle Entertainment, Inc.*	1,564	22,678
Total Entertainment		748,944

Leisure Time - 6.8%
Carnival Corp.	2,962	154,201
Royal Caribbean Cruises Ltd.	1,264	103,699
Harley-Davidson, Inc.	1,379	80,451
Norwegian Cruise Line Holdings Ltd.*	1,801	76,597
Polaris Industries, Inc.[1]	694	57,179
Brunswick Corp.	1,045	56,994
Vista Outdoor, Inc.*	1,008	37,195

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
LEISURE FUND

	Shares	Value

Planet Fitness, Inc. — Class A	1,740	$34,974
Total Leisure Time		601,290

Beverages - 6.3%
Constellation Brands, Inc. — Class A	886	135,832
Molson Coors Brewing Co. — Class B	1,157	112,588
Brown-Forman Corp. — Class B	2,350	105,562
Anheuser-Busch InBev S.A. ADR	918	96,794
Diageo plc ADR	658	68,393
Boston Beer Company, Inc. — Class A*	220	37,367
Total Beverages		556,536

Software - 3.5%
Activision Blizzard, Inc.	3,682	132,957
Electronic Arts, Inc.*	1,530	120,503
Take-Two Interactive Software, Inc.*	1,035	51,015
Total Software		304,475

Toys, Games & Hobbies - 1.7%
Hasbro, Inc.	983	76,467
Mattel, Inc.	2,714	74,771
Total Toys, Games & Hobbies		151,238

Commercial Services - 1.5%
Aramark	2,066	73,798
Live Nation Entertainment, Inc.*	2,240	59,584
Total Commercial Services		133,382

Electronics - 0.8%
IMAX Corp.*	2,102	66,003

Miscellaneous Manufacturing - 0.3%
American Outdoor Brands Corp.*,1	1,281	27,003

Total Common Stocks
(Cost $6,771,005)		8,703,538

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.8%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$72,986	72,986
Total Repurchase Agreement
(Cost $72,986)		72,986

	Shares

SECURITIES LENDING COLLATERAL†,3 - 3.1%
First American Government Obligations Fund - Class Z, 0.42%[4]	273,890	273,890
Total Securities Lending Collateral
(Cost $273,890)		273,890

Total Investments - 102.9%
(Cost $7,117,881)		$9,050,414
Other Assets & Liabilities, net - (2.9)%		(259,150)
Total Net Assets - 100.0%		$8,791,264

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of December 31, 2016.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
LEISURE FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$8,703,538	$—	$—	$8,703,538
Repurchase Agreement	—	72,986	—	72,986
Securities Lending Collateral	273,890	—	—	273,890
Total	$8,977,428	$72,986	$—	$9,050,414

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $267,344 of securities loaned (cost $7,044,895)	$8,977,428
Repurchase agreements, at value (cost $72,986)	72,986
Total investments (cost $7,117,881)	9,050,414
Receivables:
Securities sold	358,914
Dividends	15,976
Foreign taxes reclaim	1,003
Securities lending income	135
Total assets	9,426,442

Liabilities:
Payable for:
Fund shares redeemed	335,885
Return of securities loaned	273,890
Management fees	6,566
Transfer agent and administrative fees	1,931
Investor service fees	1,931
Portfolio accounting fees	773
Miscellaneous	14,202
Total liabilities	635,178
Commitments and contingent liabilities (Note 10)	—
Net assets	$8,791,264

Net assets consist of:
Paid in capital	$7,689,608
Undistributed net investment income	24,670
Accumulated net realized loss on investments	(855,547)
Net unrealized appreciation on investments	1,932,533
Net assets	$8,791,264
Capital shares outstanding	106,931
Net asset value per share	$82.21

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $845)	$149,103
Income from securities lending, net	349
Interest	113
Total investment income	149,565

Expenses:
Management fees	67,411
Transfer agent and administrative fees	19,827
Investor service fees	19,827
Professional fees	8,130
Portfolio accounting fees	7,931
Custodian fees	1,799
Trustees’ fees*	689
Interest expense	80
Miscellaneous	5,930
Total expenses	131,624
Net investment income	17,941

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,522,852
Net realized gain	1,522,852
Net change in unrealized appreciation (depreciation) on:
Investments	(1,476,042)
Net change in unrealized appreciation (depreciation)	(1,476,042)
Net realized and unrealized gain	46,810
Net increase in net assets resulting from operations	$64,751

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$17,941	$39,714
Net realized gain (loss) on investments	1,522,852	(646,947)
Net change in unrealized appreciation (depreciation) on investments	(1,476,042)	309,451
Net increase (decrease) in net assets resulting from operations	64,751	(297,782)

Distributions to shareholders from:
Net investment income	(33,853)	(10,405)
Net realized gains	(101,294)	(1,768,958)
Total distributions to shareholders	(135,147)	(1,779,363)

Capital share transactions:
Proceeds from sale of shares	43,130,973	43,041,816
Distributions reinvested	135,147	1,779,363
Cost of shares redeemed	(48,168,571)	(37,129,754)
Net increase (decrease) from capital share transactions	(4,902,451)	7,691,425
Net increase (decrease) in net assets	(4,972,847)	5,614,280

Net assets:
Beginning of year	13,764,111	8,149,831
End of year	$8,791,264	$13,764,111
Undistributed net investment income at end of year	$24,670	$40,582

Capital share activity:
Shares sold	548,278	507,739
Shares issued from reinvestment of distributions	1,700	21,650
Shares redeemed	(623,105)	(442,143)
Net increase (decrease) in shares	(73,127)	87,246

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$76.44	$87.81	$95.41	$67.43	$55.58
Income (loss) from investment operations:
Net investment income (loss)[a]	.18	.28	.12	.11	.53
Net gain (loss) on investments (realized and unrealized)	7.07	.87	6.53	28.45	11.32
Total from investment operations	7.25	1.15	6.65	28.56	11.85
Less distributions from:
Net investment income	(.37)	(.07)	(.22)	(.58)	—
Net realized gains	(1.11)	(12.45)	(14.03)	—	—
Total distributions	(1.48)	(12.52)	(14.25)	(.58)	—
Net asset value, end of period	$82.21	$76.44	$87.81	$95.41	$67.43

Total Return[b]	9.56%	0.30%	7.49%	42.41%	21.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,791	$13,764	$8,150	$11,866	$9,053
Ratios to average net assets:
Net investment income (loss)	0.23%	0.34%	0.13%	0.14%	0.85%
Total expenses	1.66%	1.60%	1.66%	1.64%	1.67%
Portfolio turnover rate	530%	288%	339%	219%	214%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services (“Precious Metals Companies”).

For the year ended December 31, 2016, Precious Metals Fund returned 65.52%, compared with the 11.96% return of the S&P 500 Index. The S&P 500 Materials Index returned 16.69%.

Metals & mining companies account for most of the holdings in the portfolio. As a group, they contributed to return. The capital markets industry also contributed to return for the period. No industry detracted.

Within metals & mining, gold miners were the largest detractor, followed by silver miners. Aluminum companies were the only contributor to return within the industry.

Barrick Gold Corp., Newmont Mining Corp., and AngloGold Ashanti Ltd. ADR were the leading contributors to return. Harmony Gold Mining Company Ltd. ADR, Primero Mining Corp., and Richmont Mines, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 1997

Ten Largest Holdings (% of Total Net Assets)
Barrick Gold Corp.	6.5%
Freeport-McMoRan, Inc.	6.4%
Newmont Mining Corp.	6.3%
Goldcorp, Inc.	5.3%
Franco-Nevada Corp.	5.0%
Agnico Eagle Mines Ltd.	4.7%
Silver Wheaton Corp.	4.3%
Randgold Resources Ltd. ADR	4.0%
VanEck Vectors Junior Gold Miners ETF	3.8%
AngloGold Ashanti Ltd. ADR	3.2%
Top Ten Total	49.5%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 89

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Precious Metals Fund	65.52%	-13.21%	-5.55%
S&P 500 Materials Index	16.69%	10.54%	6.06%
S&P 500 Index	11.96%	14.66%	6.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

90 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
PRECIOUS METALS FUND

	Shares	Value

COMMON STOCKS† - 96.7%

Mining - 96.7%
Barrick Gold Corp.	92,447	$1,477,302
Freeport-McMoRan, Inc.*	109,615	1,445,822
Newmont Mining Corp.	42,187	1,437,310
Goldcorp, Inc.	87,631	1,191,782
Franco-Nevada Corp.	19,018	1,136,516
Agnico Eagle Mines Ltd.	25,611	1,075,662
Silver Wheaton Corp.	50,787	981,204
Randgold Resources Ltd. ADR[1]	11,831	903,179
AngloGold Ashanti Ltd. ADR*	68,646	721,469
Kinross Gold Corp.*	212,809	661,836
Royal Gold, Inc.	10,184	645,156
Cia de Minas Buenaventura S.A.A. ADR	54,698	616,993
Gold Fields Ltd. ADR	188,681	567,930
Yamana Gold, Inc.	199,907	561,739
Tahoe Resources, Inc.	58,195	548,197
Eldorado Gold Corp.*	163,499	526,467
B2Gold Corp.*	221,390	524,694
Pan American Silver Corp.[1]	32,896	495,743
Sibanye Gold Ltd. ADR	67,009	473,084
Hecla Mining Co.	88,238	462,367
Alamos Gold, Inc. — Class A	66,117	452,240
Stillwater Mining Co.*	27,595	444,555
New Gold, Inc.*	125,677	439,870
Pretium Resources, Inc.*	52,898	435,880
IAMGOLD Corp.*	111,877	430,726
Novagold Resources, Inc.*,1	93,642	427,008
Coeur Mining, Inc.*	46,310	420,958
First Majestic Silver Corp.*,1	48,422	369,460
Harmony Gold Mining Company Ltd. ADR	160,248	354,148
Silver Standard Resources, Inc.*	39,113	348,888
McEwen Mining, Inc.	108,827	316,687
Fortuna Silver Mines, Inc.*	51,740	292,331
Sandstorm Gold Ltd.*,1	69,447	270,843
Seabridge Gold, Inc.*,1	26,509	216,048
Endeavour Silver Corp.*,1	40,730	143,370
Richmont Mines, Inc.*	16,621	108,037
Total Mining		21,925,501

Total Common Stocks
(Cost $12,633,505)		21,925,501

EXCHANGE-TRADED FUNDS† - 3.8%
VanEck Vectors Junior Gold Miners ETF[1]	27,081	854,406
Total Exchange-Traded Funds
(Cost $554,724)		854,406

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.7%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$162,369	162,369
Total Repurchase Agreement
(Cost $162,369)		162,369

	Shares

SECURITIES LENDING COLLATERAL†,3 - 9.2%
First American Government Obligations Fund - Class Z, 0.42%[4]	2,074,220	2,074,220
Total Securities Lending Collateral
(Cost $2,074,220)		2,074,220

Total Investments - 110.4%
(Cost $15,424,818)		$25,016,496
Other Assets & Liabilities, net - (10.4)%		(2,344,662)
Total Net Assets - 100.0%		$22,671,834

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of December 31, 2016.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
PRECIOUS METALS FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$21,925,501	$—	$—	$21,925,501
Exchange-Traded Funds	854,406	—	—	854,406
Repurchase Agreement	—	162,369	—	162,369
Securities Lending Collateral	2,074,220	—	—	2,074,220
Total	$24,854,127	$162,369	$—	$25,016,496

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $1,925,920 of securities loaned (cost $15,262,449)	$24,854,127
Repurchase agreements, at value (cost $162,369)	162,369
Total investments (cost $15,424,818)	25,016,496
Cash	9,702
Receivables:
Securities sold	53,524
Fund shares sold	102,204
Dividends	860
Securities lending income	1,545
Total assets	25,184,331

Liabilities:
Payable for:
Return of securities loaned	2,083,922
Fund shares redeemed	358,779
Management fees	15,273
Transfer agent and administrative fees	5,091
Investor service fees	5,091
Portfolio accounting fees	2,036
Miscellaneous	42,305
Total liabilities	2,512,497
Commitments and contingent liabilities (Note 10)	—
Net assets	$22,671,834

Net assets consist of:
Paid in capital	$35,050,874
Accumulated net investment loss	(167,015)
Accumulated net realized loss on investments and foreign currency	(21,803,703)
Net unrealized appreciation on investments	9,591,678
Net assets	$22,671,834
Capital shares outstanding	762,908
Net asset value per share	$29.72

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $14,007)	$198,257
Income from securities lending, net	4,388
Interest	490
Total investment income	203,135

Expenses:
Management fees	231,766
Transfer agent and administrative fees	77,255
Investor service fees	77,255
Professional fees	34,639
Portfolio accounting fees	30,902
Custodian fees	5,222
Trustees’ fees*	1,718
Interest expense	118
Miscellaneous	21,729
Total expenses	480,604
Net investment loss	(277,469)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,667,913
Foreign currency	(20)
Net realized gain on investments and foreign currency	2,667,893
Net change in unrealized appreciation (depreciation) on:
Investments	7,821,438
Net change in unrealized appreciation (depreciation)	7,821,438
Net realized and unrealized gain on investments and foreign currency	10,489,331
Net increase in net assets resulting from operations	$10,211,862

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(277,469)	$(91,601)
Net realized gain (loss) on investments and foreign currency	2,667,893	(5,623,641)
Net change in unrealized appreciation (depreciation) on investments	7,821,438	(637,127)
Net increase (decrease) in net assets resulting from operations	10,211,862	(6,352,369)

Distributions to shareholders from:
Net investment income	—	(1,009,261)
Total distributions to shareholders	—	(1,009,261)

Capital share transactions:
Proceeds from sale of shares	99,225,855	45,006,482
Distributions reinvested	—	1,009,261
Cost of shares redeemed	(102,966,872)	(40,765,886)
Net increase (decrease) from capital share transactions	(3,741,017)	5,249,857
Net increase (decrease) in net assets	6,470,845	(2,111,773)

Net assets:
Beginning of year	16,200,989	18,312,762
End of year	$22,671,834	$16,200,989
Accumulated net investment loss at end of year	$(167,015)	$(782,314)

Capital share activity:
Shares sold	3,116,390	2,058,142
Shares issued from reinvestment of distributions	—	46,790
Shares redeemed	(3,256,149)	(1,865,796)
Net increase (decrease) in shares	(139,759)	239,136

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]	Year Ended December 31, 2012[d]
Per Share Data
Net asset value, beginning of period	$17.95	$27.60	$33.43	$62.84	$72.16
Income (loss) from investment operations:
Net investment income (loss)[a]	(.29)	(.12)	(.11)	.25	.10
Net gain (loss) on investments (realized and unrealized)	12.06	(8.01)	(5.67)	(29.21)	(2.97)
Total from investment operations	11.77	(8.13)	(5.78)	(28.96)	(2.87)
Less distributions from:
Net investment income	—	(1.52)	(.05)	(.45)	—
Net realized gains	—	—	—	—	(6.45)
Total distributions	—	(1.52)	(.05)	(.45)	(6.45)
Net asset value, end of period	$29.72	$17.95	$27.60	$33.43	$62.84

Total Return[b]	65.52%	(30.37%)	(17.34%)	(46.10%)	(4.10%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,672	$16,201	$18,313	$22,538	$50,201
Ratios to average net assets:
Net investment income (loss)	(0.90%)	(0.50%)	(0.32%)	0.54%	0.14%
Total expenses[c]	1.56%	1.50%	1.56%	1.54%	1.57%
Portfolio turnover rate	298%	203%	168%	193%	140%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through January 24, 2014 have been restated to reflect a 1:5 reverse share split effective January 24, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

For the year ended December 31, 2016, Real Estate Fund returned 10.15%, compared to a return of 11.96% for the S&P 500 Index. The MSCI U.S. REIT Index returned 8.60%.

Within the Fund, the real estate investment trust (REIT) industry composes almost all the portfolio. Equity REITs were the leading contributor to return, followed by the mortgage REITs industry. Real estate management & development was the leading detractor from return.

Digital Realty Trust, Inc., Prologis, Inc., and Host Hotels & Resorts, Inc., were the best-performing holdings in the Fund for the year. The worst-performing holdings for the period were Jones Lang LaSalle, Inc., Plum Creek Timber Co. Inc., and Realogy Holdings Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Simon Property Group, Inc.	2.1%
American Tower Corp. — Class A	1.9%
Public Storage	1.9%
Crown Castle International Corp.	1.6%
Prologis, Inc.	1.5%
AvalonBay Communities, Inc.	1.5%
Welltower, Inc.	1.5%
Equity Residential	1.4%
Equinix, Inc.	1.4%
Weyerhaeuser Co.	1.4%
Top Ten Total	16.2%

“Ten Largest Holdings” excludes any temporary cash investments.

96 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Real Estate Fund	10.15%	9.83%	1.90%
MSCI U.S. REIT Index	8.60%	11.86%	4.96%
S&P 500 Index	11.96%	14.66%	6.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS	December 31, 2016
REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

REITs - 94.6%
REITs - Diversified - 23.2%
American Tower Corp. — Class A	2,091	$220,976
Crown Castle International Corp.	2,160	187,423
Equinix, Inc.	465	166,196
Weyerhaeuser Co.	5,295	159,327
Vornado Realty Trust	1,450	151,337
Digital Realty Trust, Inc.	1,374	135,009
Duke Realty Corp.	3,916	104,009
Lamar Advertising Co. — Class A	1,293	86,941
WP Carey, Inc.	1,427	84,321
Liberty Property Trust	2,089	82,516
Forest City Realty Trust, Inc. — Class A	3,930	81,901
EPR Properties	1,018	73,062
Gramercy Property Trust	7,517	69,006
CoreSite Realty Corp.	856	67,941
New Residential Investment Corp.	4,298	67,565
STORE Capital Corp.	2,713	67,038
DuPont Fabros Technology, Inc.	1,524	66,949
Communications Sales & Leasing, Inc.	2,608	66,269
Cousins Properties, Inc.	7,598	64,659
Retail Properties of America, Inc. — Class A	4,197	64,340
Outfront Media, Inc.	2,533	62,996
PS Business Parks, Inc.	525	61,173
Rayonier, Inc.	2,295	61,047
NorthStar Realty Finance Corp.	3,774	57,176
CoreCivic, Inc.	2,288	55,964
GEO Group, Inc.	1,534	55,117
Lexington Realty Trust	5,101	55,091
Washington Real Estate Investment Trust	1,627	53,187
American Assets Trust, Inc.	1,091	47,000
STAG Industrial, Inc.	1,960	46,785
Potlatch Corp.	1,050	43,733
Total REITs - Diversified		2,666,054

REITs - Office Property - 11.7%
Boston Properties, Inc.	1,177	148,042
SL Green Realty Corp.	1,027	110,454
Alexandria Real Estate Equities, Inc.	924	102,684
VEREIT, Inc.	11,526	97,510
Kilroy Realty Corp.	1,192	87,278
Douglas Emmett, Inc.	2,160	78,970
Highwoods Properties, Inc.	1,513	77,178
Hudson Pacific Properties, Inc.	2,182	75,890
Equity Commonwealth*	2,190	66,226
Paramount Group, Inc.	3,954	63,224
Corporate Office Properties Trust	1,939	60,536
Empire State Realty Trust, Inc. — Class A	2,991	60,388
Piedmont Office Realty Trust, Inc. — Class A	2,872	60,054
Brandywine Realty Trust	3,579	59,089
Mack-Cali Realty Corp.	1,928	55,951
Columbia Property Trust, Inc.	2,587	55,879
New York REIT, Inc.	4,482	45,358
Government Properties Income Trust	2,079	39,636
Total REITs - Office Property		1,344,347

REITs - Apartments - 10.5%
AvalonBay Communities, Inc.	966	171,126
Equity Residential	2,585	166,371
Essex Property Trust, Inc.	585	136,013
Mid-America Apartment Communities, Inc.	1,155	113,098
UDR, Inc.	2,980	108,710
Camden Property Trust	1,119	94,074
Apartment Investment & Management Co. — Class A	2,059	93,582
American Campus Communities, Inc.	1,764	87,794
American Homes 4 Rent — Class A	3,717	77,983
Education Realty Trust, Inc.	1,443	61,039
Colony Starwood Homes	2,019	58,167
Monogram Residential Trust, Inc.	4,260	46,093
Total REITs - Apartments		1,214,050

REITs - Health Care - 9.2%
Welltower, Inc.	2,499	167,257
Ventas, Inc.	2,540	158,801
HCP, Inc.	4,236	125,894
Omega Healthcare Investors, Inc.	2,693	84,183
Senior Housing Properties Trust	3,942	74,622
Healthcare Trust of America, Inc. — Class A	2,378	69,224
Medical Properties Trust, Inc.	5,539	68,130
Healthcare Realty Trust, Inc.	2,091	63,399
National Health Investors, Inc.	790	58,594
Physicians Realty Trust	2,896	54,908
Care Capital Properties, Inc.	2,053	51,325
Sabra Health Care REIT, Inc.	1,785	43,590
Quality Care Properties, Inc.*	2,587	40,099
Total REITs - Health Care		1,060,026

REITs - Shopping Centers - 7.6%
Kimco Realty Corp.	4,321	108,717
Federal Realty Investment Trust	758	107,720
Brixmor Property Group, Inc.	3,819	93,260
Regency Centers Corp.	1,323	91,221
DDR Corp.	5,327	81,343
Weingarten Realty Investors	2,041	73,047
Equity One, Inc.	2,338	71,753
Acadia Realty Trust	1,700	55,556
Urban Edge Properties	2,019	55,543
Retail Opportunity Investments Corp.	2,468	52,149
Kite Realty Group Trust	2,005	47,077
Ramco-Gershenson Properties Trust	2,306	38,233
Total REITs - Shopping Centers		875,619

REITs - Regional Malls - 6.5%
Simon Property Group, Inc.	1,389	246,784
General Growth Properties, Inc.	6,271	156,650
Macerich Co.	1,526	108,102
Taubman Centers, Inc.	968	71,564
Tanger Factory Outlet Centers, Inc.	1,799	64,368

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
REAL ESTATE FUND

	Shares	Value

CBL & Associates Properties, Inc.	4,176	$48,024
Washington Prime Group, Inc.	4,559	47,459
Total REITs - Regional Malls		742,951

REITs - Hotels - 6.4%
Host Hotels & Resorts, Inc.	6,708	126,378
MGM Growth Properties LLC — Class A1	3,170	80,233
Hospitality Properties Trust	2,478	78,652
Apple Hospitality REIT, Inc.	3,610	72,128
LaSalle Hotel Properties	2,068	63,012
Sunstone Hotel Investors, Inc.	4,015	61,229
Ryman Hospitality Properties, Inc.	953	60,049
RLJ Lodging Trust	2,411	59,045
DiamondRock Hospitality Co.	4,546	52,415
Pebblebrook Hotel Trust	1,651	49,117
FelCor Lodging Trust, Inc.	4,320	34,603
Total REITs - Hotels		736,861

REITs - Mortgage - 5.9%
Annaly Capital Management, Inc.	10,800	107,675
AGNC Investment Corp.	4,668	84,631
Starwood Property Trust, Inc.	3,648	80,074
Chimera Investment Corp.	3,566	60,693
Two Harbors Investment Corp.	6,761	58,956
Blackstone Mortgage Trust, Inc. — Class A	1,911	57,464
MFA Financial, Inc.	7,500	57,225
Colony Capital, Inc. — Class A	2,570	52,043
Invesco Mortgage Capital, Inc.	2,983	43,552
Apollo Commercial Real Estate Finance, Inc.	2,400	39,888
CYS Investments, Inc.	4,834	37,367
Total REITs - Mortgage		679,568

REITs - Storage - 5.0%
Public Storage	962	215,008
Extra Space Storage, Inc.	1,414	109,217
Iron Mountain, Inc.	3,119	101,305
CubeSmart	2,842	76,080
Life Storage, Inc.	800	68,208
Total REITs - Storage		569,818

REITs - Warehouse/Industries - 4.2%
Prologis, Inc.	3,374	178,113
DCT Industrial Trust, Inc.	1,485	71,102
CyrusOne, Inc.	1,414	63,248
First Industrial Realty Trust, Inc.	2,183	61,233
EastGroup Properties, Inc.	714	52,722
QTS Realty Trust, Inc. — Class A	1,054	52,331
Total REITs - Warehouse/Industries		478,749

REITs - Single Tenant - 3.0%
Realty Income Corp.	2,288	131,514
National Retail Properties, Inc.	1,971	87,118
Spirit Realty Capital, Inc.	7,253	78,768
Select Income REIT	2,024	51,005
Total REITs - Single Tenant		348,405

REITs - Manufactured Homes - 1.4%
Equity LifeStyle Properties, Inc.	1,180	85,078
Sun Communities, Inc.	1,069	81,896
Total REITs - Manufactured Homes		166,974
Total REITs		10,883,422

Real Estate - 4.2%
Real Estate Management/Services - 2.6%
CBRE Group, Inc. — Class A*	3,515	110,686
Jones Lang LaSalle, Inc.	719	72,648
Realogy Holdings Corp.	2,623	67,490
Kennedy-Wilson Holdings, Inc.	2,533	51,927
Total Real Estate Management/Services		302,751

Real Estate Operations/Development - 1.6%
Brookfield Asset Management, Inc. — Class A	3,142	103,718
Howard Hughes Corp.*	642	73,252
Total Real Estate Operations/Development		176,970
Total Real Estate		479,721

Entertainment - 0.7%
Casino Services - 0.7%
Gaming and Leisure Properties, Inc.	2,809	86,012

Total Common Stocks
(Cost $6,672,708)		11,449,155

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.4%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$44,037	44,037
Total Repurchase Agreement
(Cost $44,037)		44,037

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.5%
First American Government Obligations Fund - Class Z, 0.42%[4]	59,466	59,466
Total Securities Lending Collateral
(Cost $59,466)		59,466

Total Investments - 100.4%
(Cost $6,776,211)		$11,552,658
Other Assets & Liabilities, net - (0.4)%		(44,148)
Total Net Assets - 100.0%		$11,508,510

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
REAL ESTATE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of December 31, 2016.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$11,449,155	$—	$—	$11,449,155
Repurchase Agreement	—	44,037	—	44,037
Securities Lending Collateral	59,466	—	—	59,466
Total	$11,508,621	$44,037	$—	$11,552,658

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $59,023 of securities loaned (cost $6,732,174)	$11,508,621
Repurchase agreements, at value (cost $44,037)	44,037
Total investments (cost $6,776,211)	11,552,658
Cash	215
Receivables:
Fund shares sold	184,166
Dividends	71,083
Securities lending income	7
Total assets	11,808,129

Liabilities:
Payable for:
Securities purchased	199,193
Return of securities loaned	59,466
Management fees	8,063
Transfer agent and administrative fees	2,371
Investor service fees	2,371
Portfolio accounting fees	949
Fund shares redeemed	66
Miscellaneous	27,140
Total liabilities	299,619
Commitments and contingent liabilities (Note 10)	—
Net assets	$11,508,510

Net assets consist of:
Paid in capital	$14,015,899
Undistributed net investment income	404,963
Accumulated net realized loss on investments	(7,688,799)
Net unrealized appreciation on investments	4,776,447
Net assets	$11,508,510
Capital shares outstanding	305,072
Net asset value per share	$37.72

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $466)	$563,800
Interest	174
Income from securities lending, net	44
Total investment income	564,018

Expenses:
Management fees	141,495
Transfer agent and administrative fees	41,616
Investor service fees	41,616
Portfolio accounting fees	16,646
Professional fees	17,764
Custodian fees	3,160
Trustees’ fees*	1,292
Interest expense	52
Miscellaneous	11,710
Total expenses	275,351
Net investment income	288,667

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,500,341
Net realized gain	1,500,341
Net change in unrealized appreciation (depreciation) on:
Investments	(402,997)
Net change in unrealized appreciation (depreciation)	(402,997)
Net realized and unrealized gain	1,097,344
Net increase in net assets resulting from operations	$1,386,011

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$288,667	$300,673
Net realized gain on investments	1,500,341	1,932,503
Net change in unrealized appreciation (depreciation) on investments	(402,997)	(3,111,498)
Net increase (decrease) in net assets resulting from operations	1,386,011	(878,322)

Distributions to shareholders from:
Net investment income	(184,035)	(386,046)
Total distributions to shareholders	(184,035)	(386,046)

Capital share transactions:
Proceeds from sale of shares	55,643,449	55,939,548
Distributions reinvested	184,035	386,046
Cost of shares redeemed	(61,844,683)	(66,758,857)
Net decrease from capital share transactions	(6,017,199)	(10,433,263)
Net decrease in net assets	(4,815,223)	(11,697,631)

Net assets:
Beginning of year	16,323,733	28,021,364
End of year	$11,508,510	$16,323,733
Undistributed net investment income at end of year	$404,963	$303,388

Capital share activity:
Shares sold	1,515,640	1,559,954
Shares issued from reinvestment of distributions	4,676	11,059
Shares redeemed	(1,688,386)	(1,867,406)
Net decrease in shares	(168,070)	(296,393)

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$34.50	$36.41	$30.42	$30.15	$25.90
Income (loss) from investment operations:
Net investment income (loss)[a]	.63	.53	.50	.57	.45
Net gain (loss) on investments (realized and unrealized)	2.88	(1.44)	5.88	.62	4.28
Total from investment operations	3.51	(.91)	6.38	1.19	4.73
Less distributions from:
Net investment income	(.29)	(1.00)	(.39)	(.92)	(.48)
Total distributions	(.29)	(1.00)	(.39)	(.92)	(.48)
Net asset value, end of period	$37.72	$34.50	$36.41	$30.42	$30.15

Total Return[b]	10.15%	(2.52%)	21.01%	3.94%	18.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,509	$16,324	$28,021	$14,784	$21,575
Ratios to average net assets:
Net investment income (loss)	1.73%	1.46%	1.48%	1.76%	1.54%
Total expenses	1.65%	1.60%	1.66%	1.64%	1.67%
Portfolio turnover rate	279%	259%	277%	416%	348%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations, and other companies involved in selling products to consumers (“Retailing Companies”).

For the year ended December 31, 2016, Retailing Fund returned 0.30%, compared with a return of 11.96% for the S&P 500 Index. The S&P 500 Consumer Discretionary Index returned 6.03%.

Within the Fund, the specialty retail industry contributed the most to the Fund’s return for the period, followed by the multiline retail industry, which is largely composed of department stores and general merchandise stores. The internet & catalog retail industry was the only detractor from the Fund’s return.

Fund performance for the year benefited most from Wal-Mart Stores, Inc., Amazon.com, Inc. and Burlington Stores, Inc. CVS Health Corp., TripAdvisor, Inc. and L Brands, Inc. were the largest detractors from the Fund’s performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 23, 2001

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	6.7%
Wal-Mart Stores, Inc.	5.1%
Home Depot, Inc.	4.5%
Walgreens Boots Alliance, Inc.	3.2%
CVS Health Corp.	3.2%
Priceline Group, Inc.	3.1%
Costco Wholesale Corp.	3.0%
Lowe’s Companies, Inc.	2.8%
Netflix, Inc.	2.6%
TJX Companies, Inc.	2.5%
Top Ten Total	36.7%

“Ten Largest Holdings” excludes any temporary cash investments.

104 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Retailing Fund	0.30%	11.26%	6.62%
S&P 500 Consumer Discretionary Index	6.03%	17.82%	9.63%
S&P 500 Index	11.96%	14.66%	6.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS	December 31, 2016
RETAILING FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Retail - 73.4%
Wal-Mart Stores, Inc.	3,892	$269,016
Home Depot, Inc.	1,776	238,125
Walgreens Boots Alliance, Inc.	2,069	171,230
CVS Health Corp.	2,150	169,657
Costco Wholesale Corp.	988	158,189
Lowe’s Companies, Inc.	2,056	146,223
TJX Companies, Inc.	1,737	130,501
Target Corp.	1,634	118,024
Ross Stores, Inc.	1,452	95,252
O’Reilly Automotive, Inc.*	341	94,938
Dollar General Corp.	1,163	86,143
AutoZone, Inc.*	109	86,087
L Brands, Inc.	1,220	80,326
Dollar Tree, Inc.*	1,019	78,646
Ulta Salon Cosmetics & Fragrance, Inc.*	297	75,717
Genuine Parts Co.	736	70,317
CarMax, Inc.*	1,073	69,090
Advance Auto Parts, Inc.	401	67,817
Best Buy Co., Inc.	1,536	65,541
Macy’s, Inc.	1,703	60,985
Tractor Supply Co.	791	59,966
Tiffany & Co.	732	56,679
Foot Locker, Inc.	796	56,428
Kohl’s Corp.	1,117	55,157
Rite Aid Corp.*	6,668	54,944
The Gap, Inc.	2,409	54,058
Nordstrom, Inc.[1]	1,082	51,860
Signet Jewelers Ltd.	517	48,732
Burlington Stores, Inc.*	547	46,358
Dick’s Sporting Goods, Inc.	857	45,506
Staples, Inc.	4,879	44,155
Bed Bath & Beyond, Inc.	1,081	43,932
AutoNation, Inc.*	893	43,444
Penske Automotive Group, Inc.	780	40,435
Michaels Companies, Inc.*	1,859	38,017
Williams-Sonoma, Inc.	773	37,405
Sally Beauty Holdings, Inc.*	1,404	37,094
Cabela’s, Inc.*	627	36,710
CST Brands, Inc.	755	36,353
Urban Outfitters, Inc.*	1,186	33,777
American Eagle Outfitters, Inc.	2,015	30,568
GameStop Corp. — Class A	1,194	30,160
PriceSmart, Inc.	351	29,309
J.C. Penney Company, Inc.*	3,516	29,218
Lithia Motors, Inc. — Class A	301	29,146
Five Below, Inc.*	720	28,771
Big Lots, Inc.	557	27,967
Dillard’s, Inc. — Class A	436	27,333
Group 1 Automotive, Inc.	325	25,331
Ollie’s Bargain Outlet Holdings, Inc.*	890	25,321
DSW, Inc. — Class A	1,117	25,300
HSN, Inc.	729	25,005
Chico’s FAS, Inc.	1,691	24,333
Children’s Place, Inc.	241	24,329
Restoration Hardware Holdings, Inc.*,1	746	22,902
Genesco, Inc.*	334	20,741
Tailored Brands, Inc.	795	20,312
Ascena Retail Group, Inc.*	3,177	19,666
Guess?, Inc.	1,570	18,997
Hibbett Sports, Inc.*	455	16,972
Abercrombie & Fitch Co. — Class A	1,400	16,800
Express, Inc.*	1,547	16,646
GNC Holdings, Inc. — Class A	1,436	15,853
Finish Line, Inc. — Class A	819	15,405
Francesca’s Holdings Corp.*	821	14,803
Zumiez, Inc.*	610	13,329
Lumber Liquidators Holdings, Inc.*,1	786	12,372
Big 5 Sporting Goods Corp.	685	11,885
Total Retail		3,871,608

Internet - 20.8%
Amazon.com, Inc.*	470	352,439
Priceline Group, Inc.*	111	162,733
Netflix, Inc.*	1,124	139,151
Ctrip.com International Ltd. ADR*	1,973	78,920
JD.com, Inc. ADR*	3,097	78,788
Expedia, Inc.	683	77,370
Vipshop Holdings Ltd. ADR*	4,883	53,762
TripAdvisor, Inc.*	1,039	48,178
Wayfair, Inc. — Class A*,1	908	31,825
Liberty Expedia Holdings, Inc. — Class A*	710	28,166
Shutterfly, Inc.*	490	24,588
Etsy, Inc.*	1,913	22,535
Total Internet		1,098,455

Distribution & Wholesale - 2.4%
LKQ Corp.*	1,847	56,611
Pool Corp.	380	39,649
Core-Mark Holding Company, Inc.	661	28,469
Total Distribution & Wholesale		124,729

Commercial Services - 1.7%
Aaron’s, Inc.	875	27,991
Monro Muffler Brake, Inc.	453	25,912
NutriSystem, Inc.	560	19,404
Rent-A-Center, Inc.	1,272	14,310
Total Commercial Services		87,617

Oil & Gas - 0.5%
Murphy USA, Inc.*	471	28,952

Leisure Time - 0.4%
Liberty TripAdvisor Holdings, Inc. — Class A*	1,318	19,836

Home Furnishings - 0.3%
Select Comfort Corp.*	816	18,458

Total Common Stocks
(Cost $4,873,931)		5,249,655

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
RETAILING FUND

	Face Amount	Value

REPURCHASE AGREEMENT††,2 - 0.7%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$38,365	$38,365
Total Repurchase Agreement
(Cost $38,365)		38,365

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.6%
First American Government Obligations Fund - Class Z, 0.42%[4]	86,733	86,733
Total Securities Lending Collateral
(Cost $86,733)		86,733

Total Investments - 101.8%
(Cost $4,999,029)		$5,374,753
Other Assets & Liabilities, net - (1.8)%		(96,813)
Total Net Assets - 100.0%		$5,277,940

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of December 31, 2016.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$5,249,655	$—	$—	$5,249,655
Repurchase Agreement	—	38,365	—	38,365
Securities Lending Fund	86,733	—	—	86,733
Total	$5,336,388	$38,365	$—	$5,374,753

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $84,180 of securities loaned (cost $4,960,664)	$5,336,388
Repurchase agreements, at value (cost $38,365)	38,365
Total investments (cost $4,999,029)	5,374,753
Receivables:
Fund shares sold	311,686
Dividends	4,863
Securities lending income	297
Total assets	5,691,599

Liabilities:
Payable for:
Securities purchased	284,965
Return of securities loaned	86,733
Fund shares redeemed	25,071
Management fees	3,800
Transfer agent and administrative fees	1,118
Investor service fees	1,118
Portfolio accounting fees	447
Miscellaneous	10,407
Total liabilities	413,659
Commitments and contingent liabilities (Note 10)	—
Net assets	$5,277,940

Net assets consist of:
Paid in capital	$5,746,525
Undistributed net investment income	13
Accumulated net realized loss on investments	(844,322)
Net unrealized appreciation on investments	375,724
Net assets	$5,277,940
Capital shares outstanding	80,076
Net asset value per share	$65.91

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $313)	$74,558
Income from securities lending, net	968
Interest	83
Total investment income	75,609

Expenses:
Management fees	45,853
Transfer agent and administrative fees	13,486
Investor service fees	13,486
Portfolio accounting fees	5,395
Custodian fees	1,133
Trustees’ fees*	554
Interest expense	24
Miscellaneous	9,362
Total expenses	89,293
Net investment loss	(13,684)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,536,259
Net realized gain	2,536,259
Net change in unrealized appreciation (depreciation) on:
Investments	(2,745,127)
Net change in unrealized appreciation (depreciation)	(2,745,127)
Net realized and unrealized loss	(208,868)
Net decrease in net assets resulting from operations	$(222,552)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(13,684)	$(24,965)
Net realized gain (loss) on investments	2,536,259	(373,964)
Net change in unrealized appreciation (depreciation) on investments	(2,745,127)	146,451
Net decrease in net assets resulting from operations	(222,552)	(252,478)

Distributions to shareholders from:
Net realized gains	(367,955)	(1,195,349)
Total distributions to shareholders	(367,955)	(1,195,349)

Capital share transactions:
Proceeds from sale of shares	39,987,987	31,659,236
Distributions reinvested	367,955	1,195,349
Cost of shares redeemed	(42,815,112)	(30,383,487)
Net increase (decrease) from capital share transactions	(2,459,170)	2,471,098
Net increase (decrease) in net assets	(3,049,677)	1,023,271

Net assets:
Beginning of year	8,327,617	7,304,346
End of year	$5,277,940	$8,327,617
Undistributed net investment income at end of year	$13	$—

Capital share activity:*
Shares sold	585,034	406,808
Shares issued from reinvestment of distributions	5,538	15,500
Shares redeemed	(629,525)	(397,308)
Net increase (decrease) in shares	(38,953)	25,000

*	Capital share activity for the periods presented through December 31, 2016, has been restated to reflect a 1:4 reverse share split effective December 1, 2016 — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Year Ended December 31, 2014[e]	Year Ended December 31, 2013[e]	Year Ended December 31, 2012[e]
Per Share Data
Net asset value, beginning of period	$69.96	$77.68	$81.49	$66.82	$57.26
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	(.16)	(.40)	(.36)	— [b]
Net gain (loss) on investments (realized and unrealized)	(2.93)	(.20)	6.79	24.19	9.56
Total from investment operations	(2.98)	(.36)	6.39	23.83	9.56
Less distributions from:
Net investment income	—	—	—	(—)[d]	—
Net realized gains	(1.07)	(7.36)	(10.20)	(9.16)	—
Total distributions	(1.07)	(7.36)	(10.20)	(9.16)	—
Net asset value, end of period	$65.91	$69.96	$77.68	$81.49	$66.82

Total Return[c]	0.30%	(1.33%)	8.66%	35.80%	16.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,278	$8,328	$7,304	$9,470	$6,194
Ratios to average net assets:
Net investment income (loss)	(0.25%)	(0.19%)	(0.51%)	(0.46%)	0.01%
Total expenses	1.66%	1.60%	1.66%	1.64%	1.67%
Portfolio turnover rate	668%	225%	452%	1,219%	1,043%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Distributions from net investment income are less than $0.01 per share.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016 — See Note 9.

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware, and peripherals companies (“Technology Companies”).

For the year ended December 31, 2016, Technology Fund returned 11.07%, compared with a return of 11.96% for the S&P 500 Index. The S&P 500 Information Technology Index returned 13.85%.

Within the Fund, the semiconductors & semiconductor equipment industry contributed the most to the Fund’s performance for the period, followed by the IT services industry. The internet direct marketing & retail industry was the largest detractor from return, followed by the electronic equipment industry.

Top-contributing holdings were NVIDIA Corp., Applied Materials, Inc., and Microsoft Corp., 58.com, Inc. ADR, Fitbit, Inc. — Class A and YY, Inc. ADR were the weakest-performing technology holdings for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.5%
Alphabet, Inc. — Class A	3.2%
Microsoft Corp.	3.1%
Facebook, Inc. — Class A	2.5%
Visa, Inc. — Class A	1.9%
Intel Corp.	1.8%
International Business Machines Corp.	1.8%
Oracle Corp.	1.7%
Cisco Systems, Inc.	1.7%
Mastercard, Inc. — Class A	1.5%
Top Ten Total	22.7%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 111

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Technology Fund	11.07%	13.43%	6.00%
S&P 500 Information Technology Index	13.85%	16.39%	9.93%
S&P 500 Index	11.96%	14.66%	6.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

112 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
TECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.3%

Software - 23.8%
Microsoft Corp.	9,008	$559,758
Oracle Corp.	8,240	316,828
Adobe Systems, Inc.*	1,766	181,810
salesforce.com, Inc.*	2,579	176,558
VMware, Inc. — Class A*,1	1,878	147,855
Intuit, Inc.	1,205	138,105
Activision Blizzard, Inc.	3,796	137,074
NetEase, Inc. ADR	601	129,419
Fidelity National Information Services, Inc.	1,701	128,663
Electronic Arts, Inc.*	1,581	124,520
Fiserv, Inc.*	1,163	123,603
Paychex, Inc.	1,995	121,456
Autodesk, Inc.*	1,397	103,393
Citrix Systems, Inc.*	1,074	95,919
Workday, Inc. — Class A*	1,410	93,187
First Data Corp. — Class A*	6,470	91,809
CA, Inc.	2,888	91,752
ServiceNow, Inc.*	1,200	89,208
Akamai Technologies, Inc.*	1,300	86,684
Red Hat, Inc.*	1,222	85,173
CDK Global, Inc.	1,289	76,941
Synopsys, Inc.*	1,290	75,929
Broadridge Financial Solutions, Inc.	1,105	73,262
ANSYS, Inc.*	790	73,067
Cadence Design Systems, Inc.*	2,761	69,632
Jack Henry & Associates, Inc.	759	67,384
Splunk, Inc.*	1,280	65,472
SS&C Technologies Holdings, Inc.	2,180	62,348
Ultimate Software Group, Inc.*	327	59,628
PTC, Inc.*	1,270	58,763
Tyler Technologies, Inc.*	407	58,107
Aspen Technology, Inc.*	990	54,133
Nuance Communications, Inc.*	3,550	52,895
j2 Global, Inc.	645	52,761
Take-Two Interactive Software, Inc.*	1,070	52,740
Manhattan Associates, Inc.*	975	51,704
Tableau Software, Inc. — Class A*	1,090	45,944
Blackbaud, Inc.	710	45,440
Paycom Software, Inc.*	960	43,670
Twilio, Inc. — Class A*	1,440	41,544
CommVault Systems, Inc.*	760	39,064
Cornerstone OnDemand, Inc.*	920	38,925
Synchronoss Technologies, Inc.*	860	32,938
Total Software		4,315,065

Semiconductors - 19.2%
Intel Corp.	9,222	334,483
QUALCOMM, Inc.	3,801	247,824
Texas Instruments, Inc.	3,019	220,297
NVIDIA Corp.	1,985	211,879
Broadcom Ltd.	1,006	177,831
Applied Materials, Inc.	4,810	155,219
NXP Semiconductor N.V.*	1,580	154,855
Micron Technology, Inc.*	5,999	131,498
Analog Devices, Inc.	1,698	123,309
Taiwan Semiconductor Manufacturing Company Ltd. ADR	4,015	115,431
Marvell Technology Group Ltd.	7,957	110,364
Lam Research Corp.	1,036	109,536
Xilinx, Inc.	1,716	103,595
Linear Technology Corp.	1,625	101,319
Skyworks Solutions, Inc.	1,308	97,655
Microchip Technology, Inc.	1,495	95,904
KLA-Tencor Corp.	1,140	89,695
Advanced Micro Devices, Inc.*	7,680	87,091
Maxim Integrated Products, Inc.	2,225	85,818
Qorvo, Inc.*	1,302	68,654
Microsemi Corp.*	1,206	65,088
Teradyne, Inc.	2,325	59,055
IPG Photonics Corp.*	595	58,732
ON Semiconductor Corp.*	4,596	58,645
Cypress Semiconductor Corp.	4,831	55,267
Cavium, Inc.*	860	53,698
Cirrus Logic, Inc.*	870	49,190
MKS Instruments, Inc.	790	46,926
Monolithic Power Systems, Inc.	570	46,700
Intersil Corp. — Class A	2,040	45,492
Integrated Device Technology, Inc.*	1,912	45,047
Ambarella, Inc.*,1	650	35,185
Synaptics, Inc.*	609	32,630
Total Semiconductors		3,473,912

Computers - 15.7%
Apple, Inc.	5,496	636,547
International Business Machines Corp.	1,942	322,352
Hewlett Packard Enterprise Co.	6,978	161,471
Cognizant Technology Solutions Corp. — Class A*	2,683	150,328
HP, Inc.	8,625	127,995
Check Point Software Technologies Ltd.*	1,404	118,582
Accenture plc — Class A	1,012	118,536
Western Digital Corp.	1,695	115,175
Infosys Ltd. ADR[1]	7,373	109,342
Seagate Technology plc	2,175	83,020
NetApp, Inc.	2,279	80,380
Computer Sciences Corp.[1]	1,260	74,869
Amdocs Ltd.	1,280	74,560
Leidos Holdings, Inc.	1,430	73,130
CSRA, Inc.	1,900	60,496
Fortinet, Inc.*	1,975	59,487
Brocade Communications Systems, Inc.	4,692	58,603
NCR Corp.*	1,420	57,595
Mentor Graphics Corp.	1,420	52,384
MAXIMUS, Inc.	902	50,323
Teradata Corp.*	1,752	47,602
NetScout Systems, Inc.*	1,380	43,470
Lumentum Holdings, Inc.*	1,050	40,582
Electronics for Imaging, Inc.*	860	37,720
VeriFone Systems, Inc.*	2,043	36,222
Diebold Nixdorf, Inc.	1,430	35,965

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (continued)	December 31, 2016
TECHNOLOGY FUND

	Shares	Value

3D Systems Corp.*,1	2,230	$29,637
Total Computers		2,856,373

Internet - 15.5%
Alphabet, Inc. — Class A*	742	587,998
Facebook, Inc. — Class A*	4,021	462,615
Alibaba Group Holding Ltd. ADR*	1,940	170,351
Baidu, Inc. ADR*	1,018	167,369
Yahoo!, Inc.*	3,959	153,095
eBay, Inc.*	4,997	148,361
MercadoLibre, Inc.	716	111,796
Symantec Corp.	4,079	97,447
SINA Corp.*	1,589	96,595
Palo Alto Networks, Inc.*	700	87,535
Twitter, Inc.*	5,012	81,696
F5 Networks, Inc.*	560	81,043
CDW Corp.	1,450	75,531
VeriSign, Inc.*	949	72,190
Zillow Group, Inc. — Class C*	1,850	67,470
IAC/InterActiveCorp*	890	57,663
GrubHub, Inc.*	1,250	47,025
Yelp, Inc. — Class A*	1,228	46,824
Proofpoint, Inc.*	650	45,923
Pandora Media, Inc.*,1	3,494	45,562
Stamps.com, Inc.*,1	323	37,032
FireEye, Inc.*	2,984	35,510
WebMD Health Corp. — Class A*	695	34,451
Total Internet		2,811,082

Commercial Services - 6.7%
Automatic Data Processing, Inc.	1,763	181,202
PayPal Holdings, Inc.*	4,562	180,062
FleetCor Technologies, Inc.*	650	91,988
Vantiv, Inc. — Class A*	1,520	90,622
Western Union Co.	3,910	84,925
Global Payments, Inc.	1,203	83,500
Total System Services, Inc.	1,572	77,075
Gartner, Inc.*	739	74,690
Sabre Corp.	2,706	67,515
CoStar Group, Inc.*	340	64,087
Booz Allen Hamilton Holding Corp.	1,680	60,598
WEX, Inc.*	510	56,916
Square, Inc. — Class A*	4,100	55,883
Euronet Worldwide, Inc.*	700	50,701
Total Commercial Services		1,219,764

Telecommunications - 6.1%
Cisco Systems, Inc.	10,362	313,139
Motorola Solutions, Inc.	1,167	96,732
Juniper Networks, Inc.	3,008	85,006
CommScope Holding Company, Inc.*	1,893	70,420
Arista Networks, Inc.*	710	68,707
ARRIS International plc*	2,070	62,369
Ubiquiti Networks, Inc.*,1	990	57,222
Ciena Corp.*	2,021	49,333
ViaSat, Inc.*	740	49,003
Finisar Corp.*	1,600	48,432
InterDigital, Inc.	520	47,502
LogMeIn, Inc.[1]	410	39,586
Acacia Communications, Inc.*	640	39,520
NETGEAR, Inc.*	640	34,784
Oclaro, Inc.*	3,840	34,368
Total Telecommunications		1,096,123

Electronics - 5.0%
Corning, Inc.	5,172	125,524
Amphenol Corp. — Class A	1,760	118,272
TE Connectivity Ltd.	1,540	106,691
Trimble, Inc.*	2,386	71,938
Flex Ltd.*	4,989	71,692
Avnet, Inc.	1,350	64,274
FLIR Systems, Inc.	1,590	57,542
Jabil Circuit, Inc.	2,422	57,329
Coherent, Inc.*	360	49,459
Tech Data Corp.*	520	44,034
Sanmina Corp.*	1,170	42,881
Itron, Inc.*	620	38,967
Fitbit, Inc. — Class A*	4,550	33,306
TTM Technologies, Inc.*	2,210	30,122
Total Electronics		912,031

Diversified Financial Services - 4.4%
Visa, Inc. — Class A	4,393	342,741
Mastercard, Inc. — Class A	2,649	273,509
Alliance Data Systems Corp.	413	94,371
Ellie Mae, Inc.*	540	45,187
Blackhawk Network Holdings, Inc.*	980	36,922
Total Diversified Financial Services		792,730

Electrical Components & Equipment - 0.7%
Littelfuse, Inc.	330	50,084
Universal Display Corp.*	730	41,099
Advanced Energy Industries, Inc.*	720	39,420
Total Electrical Components & Equipment		130,603

Machinery-Diversified - 0.6%
Cognex Corp.	950	60,439
Zebra Technologies Corp. — Class A*	645	55,315
Total Machinery-Diversified		115,754

Aerospace & Defense - 0.5%
Harris Corp.	896	91,813

Office & Business Equipment - 0.4%
Xerox Corp.	8,712	76,056

Energy-Alternate Sources - 0.3%
First Solar, Inc.*,1	1,472	47,236

Building Materials - 0.2%
Cree, Inc.*,1	1,570	41,432

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
TECHNOLOGY FUND

	Shares	Value

Media - 0.2%
TiVo Corp.*	1,950	$40,755

Total Common Stocks
(Cost $13,526,643)		18,020,729

	Face Amount

REPURCHASE AGREEMENT††,2 - 1.0%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$181,280	181,280
Total Repurchase Agreement
(Cost $181,280)		181,280

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.8%
First American Government Obligations Fund - Class Z, 0.42%[4]	513,057	513,057
Total Securities Lending Collateral
(Cost $513,057)		513,057

Total Investments - 103.1%
(Cost $14,220,980)		$18,715,066
Other Assets & Liabilities, net - (3.1)%		(558,725)
Total Net Assets - 100.0%		$18,156,341

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of December 31, 2016.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$18,020,729	$—	$—	$18,020,729
Repurchase Agreement	—	181,280	—	181,280
Securities Lending Collateral	513,057	—	—	513,057
Total	$18,533,786	$181,280	$—	$18,715,066

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $498,852 of securities loaned (cost $14,039,700)	$18,533,786
Repurchase agreements, at value (cost $181,280)	181,280
Total investments (cost $14,220,980)	18,715,066
Receivables:
Securities sold	534,324
Dividends	9,448
Securities lending income	1,098
Foreign taxes reclaim	471
Fund shares sold	11
Total assets	19,260,418

Liabilities:
Payable for:
Fund shares redeemed	539,974
Return of securities loaned	513,057
Management fees	13,695
Transfer agent and administrative fees	4,028
Investor service fees	4,028
Portfolio accounting fees	1,611
Miscellaneous	27,684
Total liabilities	1,104,077
Commitments and contingent liabilities (Note 10)	—
Net assets	$18,156,341

Net assets consist of:
Paid in capital	$14,626,542
Accumulated net investment loss	(22,015)
Accumulated net realized loss on investments	(942,272)
Net unrealized appreciation on investments	4,494,086
Net assets	$18,156,341
Capital shares outstanding	242,474
Net asset value per share	$74.88

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $1,843)	$204,494
Income from securities lending, net	4,869
Interest	187
Total investment income	209,550

Expenses:
Management fees	130,426
Transfer agent and administrative fees	38,361
Investor service fees	38,361
Portfolio accounting fees	15,344
Professional fees	16,216
Custodian fees	2,966
Trustees’ fees*	1,014
Interest expense	109
Miscellaneous	11,578
Total expenses	254,375
Net investment loss	(44,825)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,080,842
Net realized gain	3,080,842
Net change in unrealized appreciation (depreciation) on:
Investments	(2,095,938)
Net change in unrealized appreciation (depreciation)	(2,095,938)
Net realized and unrealized gain	984,904
Net increase in net assets resulting from operations	$940,079

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(44,825)	$(76,305)
Net realized gain on investments	3,080,842	555,062
Net change in unrealized appreciation (depreciation) on investments	(2,095,938)	(555,806)
Net increase (decrease) in net assets resulting from operations	940,079	(77,049)

Distributions to shareholders from:
Net realized gains	(727,921)	(84,980)
Total distributions to shareholders	(727,921)	(84,980)

Capital share transactions:
Proceeds from sale of shares	51,734,032	25,297,296
Distributions reinvested	727,921	84,980
Cost of shares redeemed	(53,559,382)	(24,396,326)
Net increase (decrease) from capital share transactions	(1,097,429)	985,950
Net increase (decrease) in net assets	(885,271)	823,921

Net assets:
Beginning of year	19,041,612	18,217,691
End of year	$18,156,341	$19,041,612
Accumulated net investment loss at end of year	$(22,015)	$(25,782)

Capital share activity:
Shares sold	724,058	347,366
Shares issued from reinvestment of distributions	10,543	1,162
Shares redeemed	(757,688)	(338,546)
Net increase (decrease) in shares	(23,087)	9,982

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]	Year Ended December 31, 2012[c]
Per Share Data
Net asset value, beginning of period	$71.70	$71.28	$64.65	$47.78	$53.21
Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.32)	(.32)	(.15)	(.15)
Net gain (loss) on investments (realized and unrealized)	7.78	1.13	6.95	17.02	5.97
Total from investment operations	7.57	.81	6.63	16.87	5.82
Less distributions from:
Net realized gains	(4.39)	(.39)	—	—	(11.25)
Total distributions	(4.39)	(.39)	—	—	(11.25)
Net asset value, end of period	$74.88	$71.70	$71.28	$64.65	$47.78

Total Return[b]	11.07%	1.11%	10.26%	35.39%	11.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,156	$19,042	$18,218	$14,649	$8,177
Ratios to average net assets:
Net investment income (loss)	(0.29%)	(0.45%)	(0.47%)	(0.29%)	(0.27%)
Total expenses	1.66%	1.60%	1.66%	1.63%	1.67%
Portfolio turnover rate	321%	142%	197%	382%	277%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[c]	Reverse share split — Per share amounts for the periods presented through January 24, 2014 have been restated to reflect a 1:5 reverse share split effective January 24, 2014.

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

For the year ended December 31, 2016, Telecommunications Fund returned 17.40%, compared with a return of 11.96% for the S&P 500 Index. The S&P 500 Telecommunications Services Index returned 23.48%.

The industries contributing the most were the diversified telecommunications services industry and the communications equipment industry. The technology hardware industry was the only detractor from return.

AT&T, Inc., Sprint Corp., and Verizon Communications, Inc. were the strongest performers for the year. Palo Alto Networks, Inc., Infinera Corp., and Nokia Oyj ADR detracted the most from performance during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 27, 2001

Ten Largest Holdings (% of Total Net Assets)
AT&T, Inc.	10.6%
Verizon Communications, Inc.	9.6%
Cisco Systems, Inc.	7.9%
QUALCOMM, Inc.	6.2%
T-Mobile US, Inc.	4.6%
Sprint Corp.	3.9%
Crown Castle International Corp.	3.6%
Level 3 Communications, Inc.	2.9%
Motorola Solutions, Inc.	2.4%
CenturyLink, Inc.	2.3%
Top Ten Total	54.0%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 119

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Telecommunications Fund	17.40%	6.72%	0.42%
S&P 500 Telecommunication Services Index	23.48%	11.64%	6.39%
S&P 500 Index	11.96%	14.66%	6.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

120 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
TELECOMMUNICATIONS FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Telecommunications - 75.7%
AT&T, Inc.	13,415	$570,542
Verizon Communications, Inc.	9,704	518,000
Cisco Systems, Inc.	14,028	423,927
T-Mobile US, Inc.*	4,318	248,328
Sprint Corp.*	24,972	210,264
Level 3 Communications, Inc.*	2,780	156,681
Motorola Solutions, Inc.	1,572	130,304
CenturyLink, Inc.	5,281	125,582
Juniper Networks, Inc.	4,067	114,933
Vodafone Group plc ADR	4,390	107,248
Zayo Group Holdings, Inc.*	3,083	101,307
CommScope Holding Company, Inc.*	2,569	95,567
Arista Networks, Inc.*	957	92,609
America Movil SAB de CV — Class L ADR	7,126	89,574
ARRIS International plc*	2,810	84,665
China Mobile Ltd. ADR	1,547	81,109
EchoStar Corp. — Class A*	1,515	77,856
Ubiquiti Networks, Inc.*	1,333	77,047
Ciena Corp.*	2,739	66,859
ViaSat, Inc.*	1,001	66,286
Finisar Corp.*	2,170	65,686
InterDigital, Inc.	697	63,671
Telephone & Data Systems, Inc.	2,175	62,792
Viavi Solutions, Inc.*	5,703	46,651
NETGEAR, Inc.*	858	46,632
Oclaro, Inc.*	5,191	46,459
Vonage Holdings Corp.*	6,532	44,744
Shenandoah Telecommunications Co.	1,541	42,069
Consolidated Communications Holdings, Inc.	1,507	40,463
Infinera Corp.*	4,631	39,317
ADTRAN, Inc.	1,645	36,766
Iridium Communications, Inc.*,1	3,549	34,070
Inteliquent, Inc.	1,378	31,584
Windstream Holdings, Inc.[1]	3,998	29,305
Total Telecommunications		4,068,897

Semiconductors - 6.2%
QUALCOMM, Inc.	5,146	335,519

Internet - 5.8%
Palo Alto Networks, Inc.*	945	118,172
F5 Networks, Inc.*	744	107,672
Cogent Communications Holdings, Inc.	1,143	47,263
8x8, Inc.*	2,808	40,154
Total Internet		313,261

REITs - 3.6%
Crown Castle International Corp.	2,249	195,146

Computers - 3.6%
Brocade Communications Systems, Inc.	6,350	79,312
NetScout Systems, Inc.*	1,876	59,094
Lumentum Holdings, Inc.*	1,413	54,612
Total Computers		193,018

Aerospace & Defense - 2.3%
Harris Corp.	1,213	124,296

Engineering & Construction - 2.3%
SBA Communications Corp. — Class A*	1,197	123,602

Total Common Stocks
(Cost $4,519,408)		5,353,739

RIGHTS††† - 0.0%
Leap Wireless International, Inc.
Expires 03/06/17*	964	—
Total Rights
(Cost $2,232)		—

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.1%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$7,301	7,301
Total Repurchase Agreement
(Cost $7,301)		7,301

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.9%
First American Government Obligations Fund - Class Z, 0.42%[4]	47,579	47,579
Total Securities Lending Collateral
(Cost $47,579)		47,579

Total Investments - 100.5%
(Cost $4,576,520)		$5,408,619
Other Assets & Liabilities, net - (0.5)%		(24,861)
Total Net Assets - 100.0%		$5,383,758

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
TELECOMMUNICATIONS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of December 31, 2016.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$5,353,739	$—	$—	$5,353,739
Repurchase Agreement	—	7,301	—	7,301
Rights	—	—	—	—
Securities Lending Collateral	47,579	—	—	47,579
Total	$5,401,318	$7,301	$—	$5,408,619

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $44,503 of securities loaned (cost $4,569,219)	$5,401,318
Repurchase agreements, at value (cost $7,301)	7,301
Total investments (cost $4,576,520)	5,408,619
Cash	648
Receivables:
Fund shares sold	245,933
Securities sold	133,376
Dividends	3,738
Foreign taxes reclaim	248
Securities lending income	123
Total assets	5,792,685

Liabilities:
Payable for:
Fund shares redeemed	329,479
Return of securities loaned	47,579
Securities purchased	20,173
Management fees	3,116
Transfer agent and administrative fees	917
Investor service fees	917
Portfolio accounting fees	367
Miscellaneous	6,379
Total liabilities	408,927
Commitments and contingent liabilities (Note 10)	—
Net assets	$5,383,758

Net assets consist of:
Paid in capital	$5,035,337
Undistributed net investment income	34,494
Accumulated net realized loss on investments	(518,172)
Net unrealized appreciation on investments	832,099
Net assets	$5,383,758
Capital shares outstanding	94,404
Net asset value per share	$57.03

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $2,511)	$101,216
Income from securities lending, net	215
Interest	41
Total investment income	101,472

Expenses:
Management fees	34,192
Transfer agent and administrative fees	10,057
Investor service fees	10,057
Professional fees	4,505
Portfolio accounting fees	4,022
Custodian fees	934
Trustees’ fees*	203
Interest expense	79
Miscellaneous	2,929
Total expenses	66,978
Net investment income	34,494

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	470,436
Net realized gain	470,436
Net change in unrealized appreciation (depreciation) on:
Investments	187,227
Net change in unrealized appreciation (depreciation)	187,227
Net realized and unrealized gain	657,663
Net increase in net assets resulting from operations	$692,157

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$34,494	$18,622
Net realized gain on investments	470,436	101,366
Net change in unrealized appreciation (depreciation) on investments	187,227	(304,534)
Net increase (decrease) in net assets resulting from operations	692,157	(184,546)

Distributions to shareholders from:
Net investment income	(18,622)	(37,355)
Total distributions to shareholders	(18,622)	(37,355)

Capital share transactions:
Proceeds from sale of shares	20,168,236	5,511,455
Distributions reinvested	18,622	37,355
Cost of shares redeemed	(17,805,407)	(5,380,471)
Net increase from capital share transactions	2,381,451	168,339
Net increase (decrease) in net assets	3,054,986	(53,562)

Net assets:
Beginning of year	2,328,772	2,382,334
End of year	$5,383,758	$2,328,772
Undistributed net investment income at end of year	$34,494	$18,622

Capital share activity:
Shares sold	384,917	103,351
Shares issued from reinvestment of distributions	346	712
Shares redeemed	(338,664)	(101,110)
Net increase in shares	46,599	2,953

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]	Year Ended December 31, 2012[c]
Per Share Data
Net asset value, beginning of period	$48.71	$53.12	$52.94	$46.00	$44.98
Income (loss) from investment operations:
Net investment income (loss)[a]	.45	.42	.61	.85	.65
Net gain (loss) on investments (realized and unrealized)	8.03	(3.94)	.79	7.09	1.52
Total from investment operations	8.48	(3.52)	1.40	7.94	2.17
Less distributions from:
Net investment income	(.16)	(.89)	(1.22)	(1.00)	(1.15)
Total distributions	(.16)	(.89)	(1.22)	(1.00)	(1.15)
Net asset value, end of period	$57.03	$48.71	$53.12	$52.94	$46.00

Total Return[b]	17.40%	(6.73%)	2.62%	17.46%	4.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,384	$2,329	$2,382	$2,194	$2,897
Ratios to average net assets:
Net investment income (loss)	0.86%	0.80%	1.14%	1.73%	1.46%
Total expenses	1.66%	1.60%	1.66%	1.64%	1.67%
Portfolio turnover rate	410%	232%	495%	1,267%	1,077%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the periods presented through January 24, 2014 have been restated to reflect a 1:5 reverse share split effective January 24, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

For the year ended December 31, 2016, Transportation Fund returned 15.43%, compared with a return of 11.96% for the S&P 500 Index. The S&P 500 Industrials Index returned 18.86%.

The road & rail industry was the largest contributor to the Fund’s performance for the period, followed by the airlines industry. The building products industry was the only detractor from return.

Union Pacific Corp., United Parcel Service, Inc. — Class B, and Copa Holdings, S.A. — Class A, were the biggest contributors to performance for the year. Hertz Global Holdings, Inc., Delphi Automotive plc, and Tesla Motors, Inc. detracted the most from performance during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 11, 2001

Ten Largest Holdings (% of Total Net Assets)
United Parcel Service, Inc. — Class B	4.9%
Union Pacific Corp.	4.6%
General Motors Co.	3.6%
Ford Motor Co.	3.4%
FedEx Corp.	3.3%
Delta Air Lines, Inc.	3.0%
Tesla Motors, Inc.	3.0%
CSX Corp.	2.8%
Norfolk Southern Corp.	2.8%
Southwest Airlines Co.	2.7%
Top Ten Total	34.1%

“Ten Largest Holdings” excludes any temporary cash investments.

126 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Transportation Fund	15.43%	16.62%	6.66%
S&P 500 Industrials Index	18.86%	15.60%	7.79%
S&P 500 Index	11.96%	14.66%	6.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS	December 31, 2016
TRANSPORTATION FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Transportation - 40.8%
United Parcel Service, Inc. — Class B	5,497	$630,175
Union Pacific Corp.	5,668	587,658
FedEx Corp.	2,315	431,053
CSX Corp.	10,150	364,690
Norfolk Southern Corp.	3,296	356,199
J.B. Hunt Transport Services, Inc.	2,155	209,185
CH Robinson Worldwide, Inc.	2,733	200,220
Expeditors International of Washington, Inc.	3,655	193,569
Kansas City Southern	2,252	191,082
Canadian Pacific Railway Ltd.	1,304	186,172
Old Dominion Freight Line, Inc.*	1,977	169,607
Canadian National Railway Co.	2,504	168,770
ZTO Express Cayman, Inc. ADR*	12,540	151,358
XPO Logistics, Inc.*	3,140	135,522
Genesee & Wyoming, Inc. — Class A*	1,847	128,200
Ryder System, Inc.	1,677	124,836
Kirby Corp.*	1,808	120,232
Swift Transportation Co. — Class A*	4,908	119,559
Landstar System, Inc.	1,392	118,738
Knight Transportation, Inc.	3,195	105,595
Werner Enterprises, Inc.	3,300	88,935
Heartland Express, Inc.	4,102	83,517
Forward Air Corp.	1,650	78,177
Hub Group, Inc. — Class A*	1,784	78,050
Atlas Air Worldwide Holdings, Inc.*	1,388	72,384
Saia, Inc.*	1,500	66,225
ArcBest Corp.	1,900	52,535
YRC Worldwide, Inc.*	3,060	40,637
Total Transportation		5,252,880

Airlines - 18.2%
Delta Air Lines, Inc.	7,900	388,600
Southwest Airlines Co.	7,104	354,062
United Continental Holdings, Inc.*	4,247	309,521
American Airlines Group, Inc.	6,604	308,341
Alaska Air Group, Inc.	2,415	214,283
JetBlue Airways Corp.*	7,548	169,226
Ryanair Holdings plc ADR*	1,923	160,109
Spirit Airlines, Inc.*	2,230	129,028
Hawaiian Holdings, Inc.*	1,966	112,062
Allegiant Travel Co. — Class A	649	107,994
SkyWest, Inc.	2,410	87,845
Total Airlines		2,341,071

Auto Parts & Equipment - 16.8%
Delphi Automotive plc	4,991	336,143
Lear Corp.	1,483	196,305
BorgWarner, Inc.	4,785	188,720
Adient plc*	3,108	182,129
Goodyear Tire & Rubber Co.	5,575	172,100
Autoliv, Inc.	1,460	165,199
Magna International, Inc.	3,730	161,882
Tenneco, Inc.*	1,880	117,444
Dana, Inc.	5,552	105,377
Visteon Corp.	1,302	104,603
Dorman Products, Inc.*	1,380	100,823
Cooper Tire & Rubber Co.	2,380	92,463
Cooper-Standard Holdings, Inc.*	810	83,738
American Axle & Manufacturing Holdings, Inc.*	4,202	81,099
Gentherm, Inc.*	2,104	71,220
Total Auto Parts & Equipment		2,159,245

Auto Manufacturers - 15.0%
General Motors Co.	13,150	458,145
Ford Motor Co.	36,379	441,277
Tesla Motors, Inc.*,1	1,787	381,864
Fiat Chrysler Automobiles N.V.	22,807	208,000
Tata Motors Ltd. ADR	4,920	169,199
Toyota Motor Corp. ADR	1,264	148,141
Ferrari N.V.	2,171	126,222
Total Auto Manufacturers		1,932,848

Commercial Services - 4.1%
AMERCO	470	173,707
Macquarie Infrastructure Corp.	2,000	163,400
Avis Budget Group, Inc.*	3,187	116,899
Hertz Global Holdings, Inc.*	3,642	78,522
Total Commercial Services		532,528

Leisure Time - 2.4%
Harley-Davidson, Inc.	3,475	202,732
LCI Industries	969	104,410
Total Leisure Time		307,142

Electronics - 1.1%
Gentex Corp.	7,568	149,014

Home Builders - 1.1%
Thor Industries, Inc.	1,471	147,174

Total Common Stocks
(Cost $8,909,795)		12,821,902

	Face Amount

REPURCHASE AGREEMENT††,2 - 1.0%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$125,478	125,478
Total Repurchase Agreement
(Cost $125,478)		125,478

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
TRANSPORTATION FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,3 - 1.8%
First American Government Obligations Fund - Class Z, 0.42%[4]	233,454	$233,454
Total Securities Lending Collateral
(Cost $233,454)		233,454

Total Investments - 102.3%
(Cost $9,268,727)		$13,180,834
Other Assets & Liabilities, net - (2.3)%		(298,210)
Total Net Assets - 100.0%		$12,882,624

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of December 31, 2016.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$12,821,902	$—	$—	$12,821,902
Repurchase Agreement	—	125,478	—	125,478
Securities Lending Collateral	233,454	—	—	233,454
Total	$13,055,356	$125,478	$—	$13,180,834

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $227,794 of securities loaned (cost $9,143,249)	$13,055,356
Repurchase agreements, at value (cost $125,478)	125,478
Total investments (cost $9,268,727)	13,180,834
Cash	574
Receivables:
Securities sold	310,274
Dividends	6,432
Securities lending income	247
Foreign taxes reclaim	59
Total assets	13,498,420

Liabilities:
Payable for:
Fund shares redeemed	349,689
Return of securities loaned	233,454
Management fees	10,177
Transfer agent and administrative fees	2,993
Investor service fees	2,993
Portfolio accounting fees	1,197
Miscellaneous	15,293
Total liabilities	615,796
Commitments and contingent liabilities (Note 10)	—
Net assets	$12,882,624

Net assets consist of:
Paid in capital	$11,058,277
Undistributed net investment income	54,068
Accumulated net realized loss on investments	(2,141,828)
Net unrealized appreciation on investments	3,912,107
Net assets	$12,882,624
Capital shares outstanding	181,934
Net asset value per share	$70.81

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $1,464)	$169,863
Income from securities lending, net	760
Interest	111
Total investment income	170,734

Expenses:
Management fees	60,724
Transfer agent and administrative fees	17,860
Investor service fees	17,860
Portfolio accounting fees	7,144
Professional fees	7,564
Custodian fees	1,662
Trustees’ fees*	683
Tax expense	85
Interest expense	8
Miscellaneous	5,194
Total expenses	118,784
Net investment income	51,950

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	740,548
Net realized gain	740,548
Net change in unrealized appreciation (depreciation) on:
Investments	339,924
Net change in unrealized appreciation (depreciation)	339,924
Net realized and unrealized gain	1,080,472
Net increase in net assets resulting from operations	$1,132,422

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$51,950	$(7,437)
Net realized gain on investments	740,548	3,660,395
Net change in unrealized appreciation (depreciation) on investments	339,924	(5,711,760)
Net increase (decrease) in net assets resulting from operations	1,132,422	(2,058,802)

Distributions to shareholders from:
Net realized gains	(2,111,952)	(383,258)
Total distributions to shareholders	(2,111,952)	(383,258)

Capital share transactions:
Proceeds from sale of shares	18,398,288	13,739,234
Distributions reinvested	2,111,952	383,258
Cost of shares redeemed	(13,458,085)	(27,542,823)
Net increase (decrease) from capital share transactions	7,052,155	(13,420,331)
Net increase (decrease) in net assets	6,072,625	(15,862,391)

Net assets:
Beginning of year	6,809,999	22,672,390
End of year	$12,882,624	$6,809,999
Undistributed net investment income at end of year	$54,068	$1,716

Capital share activity:*
Shares sold	246,622	120,451
Shares issued from reinvestment of distributions	34,042	3,562
Shares redeemed	(166,243)	(242,756)
Net increase (decrease) in shares	114,421	(118,743)

*	Capital share activity for the periods presented through December 31, 2016, has been restated to reflect a 1:4 reverse share split effective December 1, 2016 — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]	Year Ended December 31, 2012[c]
Per Share Data
Net asset value, beginning of period	$100.87	$121.73	$99.13	$65.79	$56.24
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	(.08)	(.12)	(.32)	(.16)
Net gain (loss) on investments (realized and unrealized)	(20.23)	(16.78)	22.72	33.66	9.71
Total from investment operations	(20.07)	(16.86)	22.60	33.34	9.55
Less distributions from:
Net realized gains	(9.99)	(4.00)	—	—	—
Total distributions	(9.99)	(4.00)	—	—	—
Net asset value, end of period	$70.81	$100.87	$121.73	$99.13	$65.79

Total Return[b]	15.43%	(14.09%)	22.80%	50.64%	17.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,883	$6,810	$22,672	$20,639	$7,300
Ratios to average net assets:
Net investment income (loss)	0.73%	(0.06%)	(0.11%)	(0.37%)	(0.29%)
Total expenses	1.66%	1.60%	1.66%	1.63%	1.67%
Portfolio turnover rate	174%	99%	196%	310%	594%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016 — See Note 9.

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

For the year ended December 31, 2016, Utilities Fund returned 16.34%, compared with a return of 11.96% for the S&P 500 Index. The S&P 500 Utilities Index returned 16.28%.

The electric utilities industry was the largest contributor to return for the period, followed by the multi-utilities industry. No industry detracted. The oil, gas & consumable fuels industry contributed least.

Exelon Corp., NextEra Energy, Inc., and Dominion Resources, Inc. were the best-performing holdings over the one-year period. Dynegy, Inc., Calpine Corp., and National Grid plc ADR were the main detractors.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
NextEra Energy, Inc.	4.1%
Duke Energy Corp.	3.9%
Dominion Resources, Inc.	3.7%
Southern Co.	3.7%
Exelon Corp.	3.0%
PG&E Corp.	3.0%
American Electric Power Company, Inc.	3.0%
Sempra Energy	2.7%
Edison International	2.6%
PPL Corp.	2.6%
Top Ten Total	32.3%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 133

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Utilities Fund	16.34%	8.76%	5.52%
S&P 500 Utilities Index	16.28%	10.35%	6.98%
S&P 500 Index	11.96%	14.66%	6.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

134 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
UTILITIES FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Electric - 77.1%
NextEra Energy, Inc.	5,228	$624,538
Duke Energy Corp.	7,734	600,313
Dominion Resources, Inc.	7,458	571,208
Southern Co.	11,547	567,997
Exelon Corp.	12,903	457,927
PG&E Corp.	7,501	455,836
American Electric Power Company, Inc.	7,194	452,934
Edison International	5,546	399,257
PPL Corp.	11,467	390,451
Public Service Enterprise Group, Inc.	8,860	388,777
Consolidated Edison, Inc.	5,266	387,999
Xcel Energy, Inc.	9,109	370,736
WEC Energy Group, Inc.	6,018	352,956
Eversource Energy	6,307	348,336
DTE Energy Co.	3,499	344,686
Entergy Corp.	4,031	296,158
Ameren Corp.	5,566	291,992
FirstEnergy Corp.	9,347	289,477
Avangrid, Inc.	7,560	286,373
CMS Energy Corp.	6,718	279,603
SCANA Corp.	3,598	263,661
Alliant Energy Corp.	6,378	241,662
Pinnacle West Capital Corp.	3,080	240,332
Westar Energy, Inc.	4,149	233,796
AES Corp.	18,908	219,711
OGE Energy Corp.	6,283	210,166
Great Plains Energy, Inc.	7,237	197,932
MDU Resources Group, Inc.	6,726	193,507
Calpine Corp.*	14,403	164,626
IDACORP, Inc.	2,035	163,919
Portland General Electric Co.	3,719	161,144
NRG Energy, Inc.	12,815	157,112
Hawaiian Electric Industries, Inc.	4,744	156,884
Black Hills Corp.	2,405	147,523
ALLETE, Inc.	2,244	144,042
PNM Resources, Inc.	3,987	136,754
NorthWestern Corp.	2,394	136,147
Avista Corp.	3,199	127,928
MGE Energy, Inc.	1,880	122,764
El Paso Electric Co.	2,388	111,042
Dynegy, Inc.*	9,399	79,516
Total Electric		11,767,722

Gas - 17.0%
Sempra Energy	4,030	405,578
CenterPoint Energy, Inc.	10,820	266,604
UGI Corp.	5,179	238,648
Atmos Energy Corp.	3,121	231,422
NiSource, Inc.	9,878	218,699
National Fuel Gas Co.	3,189	180,625
Vectren Corp.	3,270	170,531
WGL Holdings, Inc.	2,120	161,714
Southwest Gas Holdings, Inc.	2,046	156,765
ONE Gas, Inc.	2,385	152,545
Spire, Inc.	2,226	143,688
New Jersey Resources Corp.	4,022	142,781
South Jersey Industries, Inc.	3,980	134,086
Total Gas		2,603,686

Water - 3.9%
American Water Works Co., Inc.	4,056	293,493
Aqua America, Inc.	6,311	189,582
California Water Service Group	3,109	105,395
Total Water		588,470

Energy - Alternate Sources - 1.4%
TerraForm Power, Inc. — Class A*,1	8,189	104,901
Pattern Energy Group, Inc.	5,409	102,717
Total Energy - Alternate Sources		207,618

Pipelines - 0.0%
Kinder Morgan, Inc.	1	21

Total Common Stocks
(Cost $10,036,199)		15,167,517

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.6%
Royal Bank of Canada issued 12/30/16 at 0.24% due 01/03/17	$84,334	84,334
Total Repurchase Agreement
(Cost $84,334)		84,334

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.5%
First American Government Obligations Fund - Class Z, 0.42%[4]	69,258	69,258
Total Securities Lending Collateral
(Cost $69,258)		69,258

Total Investments - 100.5%
(Cost $10,189,791)		$15,321,109
Other Assets & Liabilities, net - (0.5)%		(78,922)
Total Net Assets - 100.0%		$15,242,187

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
UTILITIES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
[4]	Rate indicated is the 7 day yield as of December 31, 2016.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$15,167,517	$—	$—	$15,167,517
Repurchase Agreement	—	84,334	—	84,334
Securities Lending Collateral	69,258	—	—	69,258
Total	$15,236,775	$84,334	$—	$15,321,109

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $66,958 of securities loaned (cost $10,105,457)	$15,236,775
Repurchase agreements, at value (cost $84,334)	84,334
Total investments (cost $10,189,791)	15,321,109
Receivables:
Fund shares sold	590,684
Dividends	36,941
Foreign taxes reclaim	123
Securities lending income	14
Total assets	15,948,871

Liabilities:
Payable for:
Securities purchased	476,434
Fund shares redeemed	104,258
Return of securities loaned	69,258
Management fees	10,867
Transfer agent and administrative fees	3,196
Investor service fees	3,196
Portfolio accounting fees	1,278
Miscellaneous	38,197
Total liabilities	706,684
Commitments and contingent liabilities (Note 10)	—
Net assets	$15,242,187

Net assets consist of:
Paid in capital	$11,142,291
Undistributed net investment income	382,625
Accumulated net realized loss on investments	(1,414,047)
Net unrealized appreciation on investments	5,131,318
Net assets	$15,242,187
Capital shares outstanding	580,820
Net asset value per share	$26.24

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $3,549)	$796,596
Interest	267
Income from securities lending, net	139
Total investment income	797,002

Expenses:
Management fees	222,316
Transfer agent and administrative fees	65,387
Investor service fees	65,387
Professional fees	29,469
Portfolio accounting fees	26,155
Custodian fees	4,471
Trustees’ fees*	1,411
Interest expense	151
Miscellaneous	18,015
Total expenses	432,762
Net investment income	364,240

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,740,774
Net realized gain	2,740,774
Net change in unrealized appreciation (depreciation) on:
Investments	255,578
Net change in unrealized appreciation (depreciation)	255,578
Net realized and unrealized gain	2,996,352
Net increase in net assets resulting from operations	$3,360,592

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$364,240	$264,671
Net realized gain (loss) on investments	2,740,774	(120,382)
Net change in unrealized appreciation (depreciation) on investments	255,578	(2,288,189)
Net increase (decrease) in net assets resulting from operations	3,360,592	(2,143,900)

Distributions to shareholders from:
Net investment income	(250,168)	(377,302)
Net realized gains	(267,590)	—
Total distributions to shareholders	(517,758)	(377,302)

Capital share transactions:
Proceeds from sale of shares	67,717,626	63,686,171
Distributions reinvested	517,758	377,302
Cost of shares redeemed	(72,899,764)	(72,893,956)
Net decrease from capital share transactions	(4,664,380)	(8,830,483)
Net decrease in net assets	(1,821,546)	(11,351,685)

Net assets:
Beginning of year	17,063,733	28,415,418
End of year	$15,242,187	$17,063,733
Undistributed net investment income at end of year	$382,625	$264,671

Capital share activity:
Shares sold	2,644,033	2,665,842
Shares issued from reinvestment of distributions	18,665	16,284
Shares redeemed	(2,828,447)	(3,056,576)
Net decrease in shares	(165,749)	(374,450)

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$22.86	$25.35	$20.89	$19.13	$19.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.36	.39	.48	.43	.42
Net gain (loss) on investments (realized and unrealized)	3.38	(2.24)	4.30	2.18	(.22)
Total from investment operations	3.74	(1.85)	4.78	2.61	.20
Less distributions from:
Net investment income	(.17)	(.64)	(.32)	(.85)	(.57)
Net realized gains	(.19)	—	—	—	—
Total distributions	(.36)	(.64)	(.32)	(.85)	(.57)
Net asset value, end of period	$26.24	$22.86	$25.35	$20.89	$19.13

Total Return[b]	16.34%	(7.36%)	22.89%	13.63%	1.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,242	$17,064	$28,415	$10,282	$15,674
Ratios to average net assets:
Net investment income (loss)	1.39%	1.66%	2.07%	2.05%	2.16%
Total expenses	1.65%	1.61%	1.66%	1.64%	1.67%
Portfolio turnover rate	234%	312%	247%	464%	302%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. At December 31, 2016, the Trust consisted of fifty-two funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (the “Funds”), each a non-diversified investment company.

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Guggenheim Investments (“GI”) provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) are valued at the last quoted sales price.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

140 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

B. The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

C. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

D. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

E. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.55% at December 31, 2016.

F. Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE RYDEX FUNDS ANNUAL REPORT | 141

NOTES TO FINANCIAL STATEMENTS (continued)

2. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain trustees and officers of the Trust are also officers of GI and GFD.

On October 4, 2016, Rydex Fund Services, LLC (“RFS”) was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of GI. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the Trust.

MUIS acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned services, MUIS is entitled to receive a monthly fee equal to an annual percentage of the Funds’ average daily net assets subject to certain minimum monthly fees and out of pocket expenses.

At December 31, 2016, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of outstanding shares owned
Basic Materials Fund	31%
Consumer Products Fund	21%
Electronics Fund	22%
Health Care Fund	26%
Precious Metals Fund	21%
Real Estate Fund	35%
Technology Fund	22%
Telecommunications Fund	28%
Utilities Fund	33%

3. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

142 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2016, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Expired	Utilized	Total
Banking Fund	$—	$50,675	$50,675
Electronics Fund	271,133	673,049	944,182
Energy Fund	—	663,979	663,979
Financial Services Fund	2,101,397	—	2,101,397
Health Care Fund	—	563,540	563,540
Leisure Fund	—	179,326	179,326
Precious Metals Fund	—	1,719,277	1,719,277
Real Estate Fund	—	493,331	493,331
Telecommunications Fund	1,560,776	316,928	1,877,704
Transportation Fund	—	717,410	717,410

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$45,284	$—	$45,284
Basic Materials Fund	—	252,952	252,952
Consumer Products Fund	1,067,969	838,827	1,906,796
Energy Fund	213,292	—	213,292
Energy Services Fund	118,384	—	118,384
Financial Services Fund	122,357	—	122,357
Health Care Fund	—	911,972	911,972
Internet Fund	9,729	701,230	710,959
Leisure Fund	33,853	101,294	135,147
Real Estate Fund	184,035	—	184,035
Retailing Fund	367,955	—	367,955
Technology Fund	46,923	680,998	727,921
Telecommunications Fund	18,622	—	18,622
Transportation Fund	—	2,111,952	2,111,952
Utilities Fund	250,168	267,590	517,758

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$28,893	$—	$28,893
Consumer Products Fund	336,440	571,930	908,370
Energy Fund	114,967	494,709	609,676
Energy Services Fund	51,768	—	51,768
Financial Services Fund	55,233	—	55,233
Health Care Fund	—	1,087,349	1,087,349
Internet Fund	537,034	772,038	1,309,072
Leisure Fund	10,405	1,768,958	1,779,363
Precious Metals Fund	1,009,261	—	1,009,261
Real Estate Fund	386,046	—	386,046
Retailing Fund	—	1,195,349	1,195,349
Technology Fund	—	84,980	84,980
Telecommunications Fund	37,355	—	37,355
Transportation Fund	—	383,258	383,258
Utilities Fund	377,302	—	377,302

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

THE RYDEX FUNDS ANNUAL REPORT | 143

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of accumulated earnings/(deficit) as of December 31, 2016 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward
Banking Fund	$33,966	$—	$1,614,572	$(1,696,422)
Basic Materials Fund	147,590	—	1,709,343	—
Biotechnology Fund	—	—	7,554,940	(1,541,149)
Consumer Products Fund	673,590	114,097	4,878,814	—
Electronics Fund	—	—	1,736,737	(659,188)
Energy Fund	110,100	—	3,739,106	(3,186,861)
Energy Services Fund	—	—	44,095	(3,059,520)
Financial Services Fund	31,327	—	2,379,132	(3,156,159)
Health Care Fund	—	1,122,684	5,627,550	(563,540)
Internet Fund	—	53,565	1,584,989	—
Leisure Fund	24,670	11,304	1,065,682	—
Precious Metals Fund	1,213,689	—	(3,988,817)	(9,603,912)
Real Estate Fund	404,963	—	2,327,969	(5,240,321)
Retailing Fund	—	—	(468,585)	—
Technology Fund	—	654,450	2,875,349	—
Telecommunications Fund	84,774	—	495,858	(232,211)
Transportation Fund	54,068	—	3,210,877	(1,440,598)
Utilities Fund	710,722	—	3,389,174	—

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of December 31, 2016, capital loss carryforwards for the Funds were as follows:

			Unlimited
Fund	Expires in 2017	Expires in 2018	Short-Term	Long-Term	Total Capital Loss Carryforward
Banking Fund	$—	$—	$(1,696,422)	$—	$(1,696,422)*
Biotechnology Fund	—	(55,840)	(1,485,309)	—	(1,541,149)
Electronics Fund	(67,626)	(591,562)	—	—	(659,188)*
Energy Fund	—	—	—	(3,186,861)	(3,186,861)
Energy Services Fund	—	—	(644,632)	(2,414,888)	(3,059,520)
Financial Services Fund	(2,453,589)	(273,255)	(429,315)	—	(3,156,159)
Health Care Fund	(563,540)	—	—	—	(563,540)*
Precious Metals Fund	—	—	(1,467,165)	(8,136,747)	(9,603,912)
Real Estate Fund	(5,240,321)	—	—	—	(5,240,321)
Telecommunications Fund	—	—	(44,568)	(187,643)	(232,211)*
Transportation Fund	(721,262)	(719,336)	—	—	(1,440,598)*

*

In accordance with Section 382 of the Internal Revenue Code, a portion of certain Fund losses are subject to an annual limitation. This annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, mark-to-market or disposition of passive foreign investment companies, foreign currency gains and losses, utilization of earnings and profits on shareholder redemptions, deferral of net capital losses, and dividend reclasses. Additional differences may result from the tax treatment of net operating losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV.

144 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

On the Statements of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Basic Materials Fund	$882,824	$53,198	$(936,022)
Biotechnology Fund	(298,318)	305,744	(7,426)
Consumer Products Fund	2,017,206	(2,030)	(2,015,176)
Electronics Fund	(280,761)	9,676	271,085
Energy Services Fund	(30,092)	21,858	8,234
Financial Services Fund	(2,104,269)	3,744	2,100,525
Health Care Fund	835,251	158,701	(993,952)
Internet Fund	65,521	62,815	(128,336)
Leisure Fund	658,988	—	(658,988)
Precious Metals Fund	(1,052)	892,768	(891,716)
Real Estate Fund	(6,678)	(3,057)	9,735
Retailing Fund	1,890,842	13,697	(1,904,539)
Technology Fund	2,030,700	48,592	(2,079,292)
Telecommunications Fund	(1,560,776)	—	1,560,776
Transportation Fund	(401)	402	(1)
Utilities Fund	1,775,206	3,882	(1,779,088)

At December 31, 2016, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Tax Unrealized Gain (Loss)
Banking Fund	$14,614,448	$1,706,615	$(92,043)	$1,614,572
Basic Materials Fund	14,163,952	1,901,439	(192,096)	1,709,343
Biotechnology Fund	16,409,232	8,470,365	(915,425)	7,554,940
Consumer Products Fund	13,973,470	4,970,195	(91,381)	4,878,814
Electronics Fund	7,192,462	1,792,210	(55,473)	1,736,737
Energy Fund	25,326,544	3,828,515	(89,409)	3,739,106
Energy Services Fund	15,310,726	201,938	(157,843)	44,095
Financial Services Fund	14,057,601	2,433,386	(54,254)	2,379,132
Health Care Fund	13,846,379	6,050,203	(422,653)	5,627,550
Internet Fund	7,267,735	1,676,053	(91,064)	1,584,989
Leisure Fund	7,984,732	1,129,535	(63,853)	1,065,682
Precious Metals Fund	29,005,313	—	(3,988,817)	(3,988,817)
Real Estate Fund	9,224,689	2,340,941	(12,972)	2,327,969
Retailing Fund	5,843,338	—	(468,585)	(468,585)
Technology Fund	15,839,717	3,085,503	(210,154)	2,875,349
Telecommunications Fund	4,912,761	544,225	(48,367)	495,858
Transportation Fund	9,969,957	3,280,810	(69,933)	3,210,877
Utilities Fund	11,931,935	3,413,383	(24,209)	3,389,174

THE RYDEX FUNDS ANNUAL REPORT | 145

NOTES TO FINANCIAL STATEMENTS (continued)

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2016, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Royal Bank of Canada			U.S. TIP Notes
0.24%			0.13%
Due 01/03/17	$8,184,090	$8,184,308	04/15/20	$8,015,000	$8,347,806

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

146 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

6. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund - Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At December 31, 2016, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Banking Fund	$142,430	$(142,430)	$—	$144,024	$—	$144,024
Basic Materials Fund	594,265	(594,265)	—	627,590	—	627,590
Biotechnology Fund	1,583,742	(1,583,742)	—	1,670,036	7,812	1,677,848
Consumer Products Fund	349,995	(349,995)	—	356,958	—	356,958
Electronics Fund	165,851	(165,851)	—	172,206	—	172,206
Energy Fund	868,758	(868,758)	—	893,961	—	893,961
Energy Services Fund	1,532,566	(1,532,566)	—	1,568,071	7,334	1,575,405
Financial Services Fund	194,551	(194,551)	—	198,208	—	198,208
Health Care Fund	482,756	(482,756)	—	509,916	—	509,916
Internet Fund	324,172	(324,172)	—	335,120	—	335,120
Leisure Fund	267,344	(267,344)	—	273,890	—	273,890
Precious Metals Fund	1,925,920	(1,925,920)	—	2,074,220	9,702	2,083,922
Real Estate Fund	59,023	(59,023)	—	59,466	—	59,466
Retailing Fund	84,180	(84,180)	—	86,733	—	86,733
Technology Fund	498,852	(498,852)	—	513,057	—	513,057
Telecommunications Fund	44,503	(44,503)	—	47,579	—	47,579
Transportation Fund	227,794	(227,794)	—	233,454	—	233,454
Utilities Fund	66,958	(66,958)	—	69,258	—	69,258

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

THE RYDEX FUNDS ANNUAL REPORT | 147

NOTES TO FINANCIAL STATEMENTS (continued)

7. Securities Transactions

For the year ended December 31, 2016, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Banking Fund	$30,609,696	$21,725,016
Basic Materials Fund	40,448,806	32,922,164
Biotechnology Fund	33,744,568	45,585,482
Consumer Products Fund	53,597,337	69,146,871
Electronics Fund	27,812,303	25,736,160
Energy Fund	73,026,411	71,522,008
Energy Services Fund	33,859,640	33,830,960
Financial Services Fund	34,455,720	33,229,539
Health Care Fund	34,869,397	49,026,299
Internet Fund	31,659,744	35,568,027
Leisure Fund	42,210,133	47,239,872
Precious Metals Fund	88,673,553	92,406,079
Real Estate Fund	46,548,916	52,189,058
Retailing Fund	36,760,088	39,593,268
Technology Fund	50,245,204	52,158,098
Telecommunications Fund	19,690,542	17,294,514
Transportation Fund	17,730,674	12,749,917
Utilities Fund	59,716,597	64,491,944

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2016, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$9,043,077	$4,546,971	$56,599
Basic Materials Fund	5,246,107	7,986,117	558,506
Biotechnology Fund	5,838,828	4,757,961	(13,842)
Consumer Products Fund	6,755,159	9,053,686	44,833
Electronics Fund	7,676,044	6,489,422	2,231
Energy Fund	9,578,226	13,731,879	(145,406)
Energy Services Fund	6,188,178	10,055,596	(557,100)
Financial Services Fund	10,704,971	8,421,952	198,295
Health Care Fund	5,334,157	4,980,526	355,154
Internet Fund	8,017,787	8,853,204	224,850
Leisure Fund	6,702,776	5,205,266	126,768
Precious Metals Fund	19,690,378	22,965,237	917,416
Real Estate Fund	10,937,904	11,221,173	187,083
Retailing Fund	7,440,298	5,191,236	154,030
Technology Fund	9,716,741	8,490,171	236,181
Telecommunications Fund	3,003,270	2,784,230	128,133
Transportation Fund	1,926,377	1,589,991	38,006
Utilities Fund	11,196,745	11,235,803	148,650

148 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

8. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 11, 2017. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2016. The Funds did not have any borrowings outstanding under this agreement at December 31, 2016.

The average daily balances borrowed for the year ended December 31, 2016, were as follows:

Fund	Average Daily Balance
Banking Fund	$2,434
Basic Materials Fund	7,459
Biotechnology Fund	11,664
Consumer Products Fund	6,807
Electronics Fund	8,694
Energy Fund	22,009
Energy Services Fund	2,278
Financial Services Fund	1,803
Health Care Fund	15,561
Internet Fund	4,412
Leisure Fund	6,323
Precious Metals Fund	9,253
Real Estate Fund	4,045
Retailing Fund	1,911
Technology Fund	8,590
Telecommunications Fund	6,227
Transportation Fund	593
Utilities Fund	11,902

9. Reverse Share Splits

Effective December 1, 2016, a reverse share split occurred for the following funds:

Fund	Split Type
Banking Fund	One-for-Six Reverse Split
Basic Materials Fund	One-for-Three Reverse Split
Energy Fund	One-for-Four Reverse Split
Energy Services Fund	One-for-Six Reverse Split
Financial Services Fund	One-for-Three Reverse Split
Internet Fund	One-for-Four Reverse Split
Retailing Fund	One-for-Four Reverse Split
Transportation Fund	One-for-Four Reverse Split

The effect of these transactions was to divide the number of outstanding shares of the Funds by the respective split ratio, resulting in a corresponding increase in the net asset value per share. The share transactions presented in the Statements of Changes in Net Assets and the Per Share Data in the Financial Highlights for each of the periods presented prior to the effective date have been restated to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

THE RYDEX FUNDS ANNUAL REPORT | 149

NOTES TO FINANCIAL STATEMENTS (continued)

10. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but any party might ask the Court to direct entry of a final judgment in order to make the order immediately appealable.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

150 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust Action”). Its funds may also be putative members of the proposed defendant classes in Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust Action”) and Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Creditor Trust Action and Reichman allege claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer. The Litigation Trust Action alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On April 7, 2014, the plaintiff filed a Third Amended Complaint in the Creditor Trust Action, a Second Amended Complaint in the Litigation Trust Action, and an Amended Complaint in Reichman.

On May 8, 2014, the plaintiff in the Litigation Trust Action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the intentional fraudulent transfer claims in the Creditor Trust Action, the Litigation Trust Action, and in Reichman, but denied the motion to dismiss the constructive fraudulent transfer claims in the Creditor Trust Action and in Reichman. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff has appealed the dismissal to the U.S. District Court for the Southern District of New York.

On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust Action and Reichman in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. The U.S. District Court for the Southern District of New York has not yet accepted the Bankruptcy Court’s recommendation or entered a final judgment.

On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust Action and remanded to the Bankruptcy Court for further proceedings. The District Court found that the fraudulent intent that mattered was that of Lyondell’s CEO, not its board, because the CEO’s intent could be imputed to Lyondell under Delaware law agency principles. The District Court did note, however, that plaintiff faces a high standard for proving “actual intent” to harm creditors, and that it remains to be seen whether plaintiff will be able to make this showing. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. In light of this ruling, the federal intentional fraudulent conveyance claim will move forward before the Bankruptcy Court, but a schedule for that case has not yet been set.

These lawsuits do not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

THE RYDEX FUNDS ANNUAL REPORT | 151

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, and Utilities Fund (eighteen of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (eighteen of the series constituting the Rydex Variable Trust) at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 28, 2017

152 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

In January 2017, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2016.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Banking Fund	100.00%
Consumer Products Fund	47.17%
Energy Fund	100.00%
Energy Services Fund	100.00%
Financial Services Fund	100.00%
Leisure Fund	100.00%
Real Estate Fund	3.07%
Retailing Fund	44.14%
Technology Fund	100.00%
Telecommunications Fund	100.00%
Utilities Fund	100.00%

With respect to the taxable year ended December 31, 2016, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	Long-term Capital Gains Subject to the 15% Rate	From Proceeds of Shareholder Redemptions
Basic Materials Fund	$252,952	$382,025
Consumer Products Fund	838,827	2,017,205
Health Care Fund	911,972	993,953
Internet Fund	701,230	119,087
Leisure Fund	101,294	658,988
Retailing Fund	—	1,904,575
Technology Fund	680,998	2,045,413
Transportation Fund	2,111,952	—
Utilities Fund	267,590	1,316,653

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

THE RYDEX FUNDS ANNUAL REPORT | 153

OTHER INFORMATION (Unaudited)(concluded)

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

154 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	President and Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	230

Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Angela Brock-Kyle***** (1959)	Trustee from August 2016 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	135	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	135	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	135	Epiphany Funds (4) (2009-present).

THE RYDEX FUNDS ANNUAL REPORT | 155

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Vice Chairman of the Board from 2014 to present (Chairman of the Board from 2006 to 2014); Trustee and Member of the Audit Committee from 1997 to present; Chairman (since 2014) and Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	135	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Trustee and Member of the Audit Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	135	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Member of the Nominating Committee from 2005 to present; and Member of the Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	135	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Chairman and Member of the Nominating Committee from 2004 to present; Chairman and Member of the Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	135	None.
Sandra G. Sponem***** (1958)	Trustee from August 2016 to present.	Current: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-present).	135	None.

156 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (1999-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Joanna M. Catalucci (1966)	AML Officer (2016-present)

Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Managing Director of Transparent Value, LLC (April 2015-present); Managing Director of Guggenheim Investments (April 2015-present).

Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

THE RYDEX FUNDS ANNUAL REPORT | 157

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.
*****	Mses. Brock-Kyle and Sponem commence serving as independent Trustees effective August 18, 2016.

158 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

THE RYDEX FUNDS ANNUAL REPORT | 159

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12.31.2016

Rydex Variable Trust Annual Report

CLS AdvisorOne Funds
Global Diversified Equity Fund
Growth and Income Fund
Global Growth Fund

GuggenheimInvestments.com	RVAAO-2-1216x1217

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
GLOBAL DIVERSIFIED EQUITY FUND	8
GROWTH AND INCOME FUND	15
GLOBAL GROWTH FUND	22
NOTES TO FINANCIAL STATEMENTS	28
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37
OTHER INFORMATION	38
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	40
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	44

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2016

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for three funds that are part of the Rydex Variable Trust (the “Funds”). This report covers performance for the annual period ended December 31, 2016.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

CLS Investments, LLC (“CLS”) serves as investment sub-adviser to the Funds and is responsible for the day-to-day management of each Fund’s portfolio.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the sub-adviser’s market commentary and portfolio positioning. After that, there is a Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
January 31, 2017

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

The Funds are subject to a number of risks and may not be suitable for all investors. ● Because the Funds invest primarily in underlying funds, the value of your investment will fluctuate in response to the performance of the underlying funds. ● In addition, investing through the Fund in a portfolio of underlying funds involves certain additional expenses that would not arise if you invested directly in the underlying funds. ● The Funds’ investment in underlying funds that invest in small or medium capitalization companies, fixed income securities, foreign securities and foreign currencies exposes the Funds to certain risks. ● Investing in securities of small- or medium-capitalization companies may involve greater risk of loss and more abrupt fluctuations in market prices than investments in larger companies. ● Fixed income investments will change in value in response to interest rate changes and other factors. ● The value of fixed income investments with longer maturities will fluctuate more in response to interest rate changes than fixed income investments with shorter-term maturities. ● Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. ● Additionally, diplomatic, political or economic developments in foreign countries could adversely impact investments in securities of foreign companies.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2016

Behind the performance numbers for the past 12 months are a multitude of events that unfolded throughout 2016, including an increase in U.S. corporate defaults, several quarters of negative earnings growth, stubbornly low inflation across the globe, the British vote to exit the European Union, and a U.S. presidential election outcome that defied investor expectations and polling trends. That was on top of one of the worst selloffs for U.S. corporate bonds since the financial crisis in the first six weeks of the year, and one of the worst selloffs in government bonds since 2013’s taper tantrum in the fourth quarter, and the Standard & Poor’s 500® (“S&P 500”) Index* falling almost 11% early in the year. Nevertheless, or perhaps because of all the pre-election turmoil, between election day and the end of December, the S&P 500 rallied 4.6%, high-yield spreads tightened 83 basis points, and 10-year Treasury yields rose 57 basis points.

The market reaction to the outcome of the U.S. presidential election set the stage for the U.S. Federal Reserve (the “Fed”) to hike in December. As widely expected, the Fed raised target interest rates by 25 basis points from a range of 0.25–0.50% to 0.50–0.75%. More importantly, the Federal Open Market Committee (“FOMC”) now projects three rate increases in 2017, up from two in September.

The upward shift appears to reflect the view that there may be less room for accommodative policy to continue in light of recent labor market data. We believe the participation rate introduces meaningful uncertainty to the pace of Fed tightening. In 2016, a rising participation rate helped keep the Fed at bay for most of the year as it stabilized the unemployment rate slightly above what the Fed considers full employment. However, the participation trend reversed in October and November, causing the unemployment rate to decline to only 4.7% by December.

Early indications that fiscal spending (and/or tax cuts) will be prioritized in the new administration suggest that the risks to real Gross Domestic Product (“GDP”) growth in 2017 and 2018 are now skewed to the upside. U.S. real GDP grew by 3.5% in the third quarter, up from 1.4% in the second quarter. We expect output to rise by around 2% on average in coming quarters, a bit faster than the trend rate over the past year, as drags from past dollar strength and an inventory adjustment cycle fade.

A post-election rise in consumer confidence, along with continued income growth and healthier household balance sheets, bodes well for consumption in the coming quarters. The trend rate of job growth should slow as we near full employment. Even so, the unemployment rate should continue to fall toward 4.0% as employment growth outstrips labor force growth. A tighter labor market will begin to put more upward pressure on wage growth, which is being held back by meager productivity gains. An improving labor market, low borrowing costs, and rising household formation will continue to bolster housing, as evidenced by housing starts at cyclical highs. Key inflation measures will rise over the next year due to energy price base effects and reductions in labor market slack.

Given our view that the Fed will raise rates three, possibly four, times in 2017, the effects of monetary policy divergence will be important to watch as two major central banks, the European Central Bank (“ECB”) and the Bank of Japan (“BOJ”), continue their purchase programs. In December, the ECB committed to extend its asset-purchase program through the end of 2017, albeit at a reduced monthly pace of €60 billion (from €80 billion currently) beginning in April. The ECB also changed its criteria for asset purchases, allowing the purchase of sovereign bonds with yields lower than the -0.40% deposit rate. In our view, the extension of the program to at least the end of 2017 makes it highly likely that the ECB will continue to buy assets well into 2018. The growing gap in policy rates and global yields could drive further U.S. dollar appreciation, which would weigh on oil prices and stem the recovery in the energy market. Currently, our oil model projects oil prices will remain below $60 per barrel through the end of 2017.

For the year ended December 31, 2016, the S&P 500 Index returned 11.96%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 1.00%. The return of the MSCI Emerging Markets Index* was 11.19%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 2.65% return for the year, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 17.13%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.33% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	December 31, 2016

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg Barclays U.S. Treasury Bill 1-3 Month Index tracks the performance of U.S. Treasury Bills with a remaining maturity of one to three months. U.S. Treasury Bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI All Country World Index (ACWI) ex-US Index is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The Index includes both developed and emerging markets.

Russell 3000® Index measures the performance of 3,000 publicly held U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2016

CLS AdvisorOne Funds Market Commentary

In our annual update, we can report the eight-year bull market in U.S. large-cap equities remains strong. Recent performance added to those positive returns, and markets around the world also participated in gains. All in all, it was a good year for globally diversified portfolios.

At CLS, we strongly believe that risk-budgeted, global, balanced portfolios help investors succeed over time. We believe this basic approach makes sense for many investors. All CLS-managed Funds are team-managed using disciplined processes that we believe are key to long-term success.

Heading into 2017, domestic stock and bond markets appear poised for below-average returns. The leading reason is that valuations are elevated from historical levels, even as the market has positive momentum, as does the underlying economy. While that does not predict negative returns or an imminent bear market, it does suggest expectations for stock market total returns–at least for the U.S.–should be guided lower.

As active, multi-asset allocators, we build our various portfolios around the CLS Investment Themes. These Themes are approved by the CLS Investment Committee and guide our approach to managing Funds:

Global Value

We currently favor value stocks over growth stocks. In an improving global economic environment, value stocks generally perform better. Value stocks are those stocks with lower valuations than the overall market.

Smart Beta

CLS emphasizes factor-based ETFs, known as smart beta ETFs. Traditionally, ETFs were designed to track common, broad market indices such as the S&P 500. More recently, however, new indices have been created that are designed to behave differently than the traditional, market-cap weighted indices, such as ETFs that utilize commonly known investment strategies or risk factors pursued by institutional active managers.

Creative Diversification

CLS applies creative diversification by utilizing investments that are not correlated to stocks and bonds in order to offset equity-dominated portfolios. This theme focuses on actively-managed bond, liquid alternative (managed futures), and actively-managed commodity exposure.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2016 and ending December 31, 2016.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Global Diversified Equity Fund	1.69%	6.64%	$ 1,000.00	$ 1,066.40	$ 8.80
Growth and Income Fund	1.70%	2.62%	1,000.00	1,026.20	8.68
Global Growth Fund	1.70%	4.06%	1,000.00	1,040.60	8.74

Table 2. Based on hypothetical 5% return (before expenses)
Global Diversified Equity Fund	1.69%	5.00%	$ 1,000.00	$ 1,016.69	$ 8.59
Growth and Income Fund	1.70%	5.00%	1,000.00	1,016.64	8.64
Global Growth Fund	1.70%	5.00%	1,000.00	1,016.64	8.64

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2016 to December 31, 2016.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

GLOBAL DIVERSIFIED EQUITY FUND

OBJECTIVE: Seeks to provide long-term growth of capital without regard to current income.

For the 12-month period ended December 31, 2016, CLS Global Diversified Equity Fund returned 8.49%, compared with a return of 9.63% for its benchmark. The blended benchmark consists of 60% Russell 3000 Index and 40% MSCI ACWI ex-US Index.

The Fund has a Risk Budget of 100 (over time, it is approximately as risky as a diversified equity portfolio consisting of 60% domestic equities and 40% international equities).

The Fund underperformed its benchmark during this time frame. Exposure to the domestic energy and financial sectors as well as exposure to domestic value equities helped performance. Exposure to developed international and large-cap growth equities detracted from performance during the period.

Regarding our equity positioning among sectors, the largest sector tilts are technology and financials. Within regional positioning, the largest tilt remains Asia, both developed and emerging. Technology and Asian equities still continue to look attractive on a number of relative valuation, momentum, and fundamental characteristics.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 1, 2003

Ten Largest Holdings (% of Total Net Assets)
WisdomTree Emerging Markets High Dividend Fund	11.7%
Vanguard Dividend Appreciation ETF	10.9%
Technology Select Sector SPDR Fund	8.9%
Vanguard FTSE Europe ETF	8.3%
Financial Select Sector SPDR Fund	8.0%
iShares Edge MSCI USA Quality Factor ETF	6.9%
iShares MSCI All Country Asia ex Japan ETF	5.9%
iShares Core MSCI Emerging Markets ETF	5.0%
Vanguard FTSE All-World ex-US ETF – Class U	4.6%
iShares MSCI Japan ETF	4.4%
Top Ten Total	74.6%

“Ten Largest Holdings” excludes any temporary cash investments.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Global Diversified Equity Fund	8.49%	8.15%	3.61%
S&P 500 Index	11.96%	14.66%	6.95%
Synthetic Balanced Benchmark††	9.63%	10.90%	5.06%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index, Russell 3000 Index and MSCI ACWI ex-US Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
††	Benchmark reflects a 60/40 ratio of the performance of the Russell 3000 Index and MSCI ACWI ex-US Index, respectively.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS	December 31, 2016
GLOBAL DIVERSIFIED EQUITY FUND

	Shares	Value

EXCHANGE-TRADED FUNDS† - 100.0%

United States of America - 42.2%
Vanguard Dividend Appreciation ETF	17,216	$1,466,458
Technology Select Sector SPDR Fund	24,774	1,198,071
Financial Select Sector SPDR Fund[1]	46,335	1,077,289
iShares Edge MSCI USA Quality Factor ETF[1]	13,489	932,090
Energy Select Sector SPDR Fund	7,534	567,461
Guggenheim S&P SmallCap 600 Pure Value ETF[2]	3,906	285,216
iShares Edge MSCI USA Momentum Factor ETF[1]	1,819	137,989
Total United States of America		5,664,574

Emerging Markets - 16.8%
WisdomTree Emerging Markets High Dividend Fund	42,097	1,571,902
iShares Core MSCI Emerging Markets ETF	16,001	679,242
Total Emerging Markets		2,251,144

European Region - 16.5%
Vanguard FTSE Europe ETF	23,379	1,120,790
First Trust Europe AlphaDEX Fund	15,981	466,805
First Trust STOXX European Select Dividend Index Fund[1]	37,681	447,273
iShares MSCI Europe Financials ETF[1]	9,948	188,614
Total European Region		2,223,482

Global - 10.0%
Vanguard FTSE All-World ex-US ETF — Class U1	14,123	623,955
PowerShares DB Commodity Index Tracking Fund	37,541	594,649
SPDR S&P Global Natural Resources ETF[1]	3,179	130,625
Total Global		1,349,229

Asian Pacific Region ex Japan - 5.9%
iShares MSCI All Country Asia ex Japan ETF	14,526	797,913

Japan - 4.4%
iShares MSCI Japan ETF	12,215	596,825

Asian Pacific Region - 3.3%
Vanguard FTSE Pacific ETF	7,556	439,155

Spain - 0.9%
iShares MSCI Spain Capped ETF[1]	4,770	126,453
Total Exchange-Traded Funds
(Cost $13,637,389)		13,448,775

CLOSED-END FUNDS† - 0.8%
Morgan Stanley China A Share Fund, Inc.	6,406	108,838
Total Closed-End Funds
(Cost $157,279)		108,838

SHORT-TERM INVESTMENTS† - 0.0%
First American Treasury Obligations Fund - Class Z, 0.40%[3]	931	931
Total Short-Term Investments
(Cost $931)		931

SECURITIES LENDING COLLATERAL†,4 - 12.9%
First American Government Obligations Fund - Class Z, 0.42%[3]	1,729,190	1,729,190
Total Securities Lending Collateral
(Cost $1,729,190)		1,729,190

Total Investments - 113.7%
(Cost $15,524,789)		$15,287,734
Other Assets & Liabilities, net - (13.7)%		(1,833,217)
Total Net Assets - 100.0%		$13,454,517

†	Value determined based on Level 1 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 7.
[2]	Affiliated issuer — See Note 8.
[3]	Rate indicated is the 7 day yield as of December 31, 2016.
[4]	Securities lending collateral — See Note 7.

See Sector Classification in Other Information section.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
GLOBAL DIVERSIFIED EQUITY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Closed-End Funds	$108,838	$—	$—	$108,838
Exchange-Traded Funds	13,448,775	—	—	13,448,775
Securities Lending Collateral	1,729,190	—	—	1,729,190
Short-Term Investments	931	—	—	931
Total	$15,287,734	$—	$—	$15,287,734

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

GLOBAL DIVERSIFIED EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in unaffiliated issuers, at value - including $1,688,260 of securities loaned (cost $15,297,245)	$15,002,518
Investments in affiliated issuers, at value (cost $227,544)	285,216
Total investments (cost $15,524,789)	15,287,734
Cash	6,618
Receivables:
Securities sold	207,404
Dividends	15
Securities lending income	4,273
Total assets	15,506,044

Liabilities:
Line of credit	180,000
Payable for:
Return of securities loaned	1,737,278
Management fees	10,431
Transfer agent and administrative fees	2,921
Investor service fees	2,921
Portfolio accounting fees	1,169
Fund shares redeemed	543
Miscellaneous	116,264
Total liabilities	2,051,527
Commitments and contingent liabilities (Note 10)	—
Net assets	$13,454,517

Net assets consist of:
Paid in capital	$18,388,010
Undistributed net investment income	—
Accumulated net realized loss on investments	(4,696,438)
Net unrealized depreciation on investments	(237,055)
Net assets	$13,454,517
Capital shares outstanding	357,888
Net asset value per share	$37.59

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of unaffiliated issuers	$1,107,410
Income from securities lending, net	10,803
Dividends from securities of affiliated issuers	2,772
Interest	18
Total investment income	1,121,003

Expenses:
Management fees	599,426
Transfer agent and administrative fees	166,507
Investor service fees	166,507
Professional fees	75,949
Portfolio accounting fees	66,602
Custodian fees	14,033
Trustees’ fees*	6,691
Interest expense	1,369
Miscellaneous	37,229
Total expenses	1,134,313
Less:
Expenses waived by Adviser	(1,584)
Net expenses	1,132,729
Net investment loss	(11,726)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	5,164,491
Investments in affiliated issuers	37,455
Net realized gain	5,201,946
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(730,942)
Investments in affiliated issuers	57,672
Net change in unrealized appreciation (depreciation)	(673,270)
Net realized and unrealized gain	4,528,676
Net increase in net assets resulting from operations	$4,516,950

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL DIVERSIFIED EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(11,726)	$1,015,831
Net realized gain on investments	5,201,946	8,519,677
Net change in unrealized appreciation (depreciation) on investments	(673,270)	(15,863,923)
Net increase (decrease) in net assets resulting from operations	4,516,950	(6,328,415)

Distributions to shareholders from:
Net investment income	(975,338)	(953,808)
Net realized gains	(1,346,946)	(6,114,108)
Total distributions to shareholders	(2,322,284)	(7,067,916)

Capital share transactions:
Proceeds from sale of shares	4,175,111	8,932,141
Distributions reinvested	2,322,284	7,067,916
Cost of shares redeemed	(88,143,160)	(36,883,881)
Net decrease from capital share transactions	(81,645,765)	(20,883,824)
Net decrease in net assets	(79,451,099)	(34,280,155)

Net assets:
Beginning of year	92,905,616	127,185,771
End of year	$13,454,517	$92,905,616
Undistributed net investment income at end of year	$—	$984,946

Capital share activity:
Shares sold	118,705	221,251
Shares issued from reinvestment of distributions	64,010	180,950
Shares redeemed	(2,426,751)	(938,633)
Net decrease in shares	(2,244,036)	(536,432)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

GLOBAL DIVERSIFIED EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$35.71	$40.53	$42.28	$34.25	$32.01
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	.36	.29	.10	.01
Net gain (loss) on investments (realized and unrealized)	2.99	(2.61)	1.23	7.94	4.28
Total from investment operations	2.98	(2.25)	1.52	8.04	4.29
Less distributions from:
Net investment income	(.46)	(.35)	(.12)	(.01)	—
Net realized gains	(.64)	(2.22)	(3.15)	—	(2.05)
Total distributions	(1.10)	(2.57)	(3.27)	(.01)	(2.05)
Net asset value, end of period	$37.59	$35.71	$40.53	$42.28	$34.25

Total Return[b]	8.49%	(6.10%)	3.47%	23.43%	13.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,455	$92,906	$127,186	$156,816	$133,161
Ratios to average net assets:
Net investment income (loss)	(0.02%)	0.91%	0.67%	0.26%	0.03%
Total expenses[c]	1.70%	1.65%	1.71%	1.69%	1.72%
Net expenses[d]	1.70%	1.65%	1.71%	1.69%	1.72%
Portfolio turnover rate	16%	13%	12%	90%	19%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

GROWTH AND INCOME FUND

OBJECTIVE: Seeks a combination of current income and growth of capital.

For the 12-month period ended December 31, 2016, CLS Growth and Income Fund returned 7.09%, compared with 5.38% for its benchmark. The Fund has a blended benchmark consisting of 33% Russell 3000 Index, 22% MSCI ACWI ex-US Index, and 45% Bloomberg Barclays U.S Treasury Bill 1-3 Month Index.

The Fund has a Risk Budget of 55 (over time, it is approximately 55% as risky as a diversified stock portfolio consisting of 60% domestic equities and 40% international equities).

The Fund outperformed its benchmark during this time frame. Exposure to the technology and financial sectors and emerging markets contributed to the outperformance, while exposure to developed international equities detracted.

The largest sector tilt remains technology and energy. Within regional positioning, the largest tilt remains Asia, both developed and emerging. Technology and Asian equities still continue to look attractive on a number of relative valuation, momentum, and fundamental characteristics.

The Fund’s interest-rate sensitivity was approximately equivalent to the overall bond market. The Fund is positioned to outperform if high-yield and emerging-market fixed income perform well, which was beneficial to performance for year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 1, 2003

Ten Largest Holdings (% of Total Net Assets)
Fidelity Total Bond ETF	16.7%
PowerShares Emerging Markets Sovereign Debt Portfolio	9.7%
Vanguard FTSE Europe ETF	8.8%
iShares Edge MSCI USA Value Factor ETF	7.8%
iShares TIPS Bond ETF	7.6%
iShares Edge MSCI USA Quality Factor ETF	5.7%
Technology Select Sector SPDR Fund	4.7%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	4.3%
FlexShares Global Upstream Natural Resources Index Fund	4.1%
iShares Core MSCI Emerging Markets ETF	4.1%
Top Ten Total	73.5%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Growth and Income Fund	7.09%	4.98%	2.54%
S&P 500 Index	11.96%	14.66%	6.95%
Synthetic Balanced Benchmark††	5.38%	6.01%	3.25%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index, Russell 3000 Index, MSCI ACWI ex-US Index and Bloomberg Barclays U.S. Treasury Bill 1-3 Month Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
††	Benchmark reflects a 33/22/45 ratio of the performance of the Russell 3000 Index, MSCI ACWI ex-US Index and Bloomberg Barclays U.S. Treasury Bill 1-3 Month Index, respectively.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2016
GROWTH AND INCOME FUND

	Shares	Value

EXCHANGE-TRADED FUNDS† - 100.4%

United States of America - 56.4%
Fidelity Total Bond ETF[1]	34,883	$1,737,173
iShares Edge MSCI USA Value Factor ETF	11,500	807,185
iShares TIPS Bond ETF	7,000	792,190
iShares Edge MSCI USA Quality Factor ETF	8,500	587,350
Technology Select Sector SPDR Fund	10,000	483,600
iShares Edge MSCI USA Momentum Factor ETF[1]	5,000	379,300
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	10,000	250,200
WisdomTree Managed Futures Strategy Fund	6,000	248,760
PowerShares Fundamental High Yield Corporate Bond Portfolio	10,000	187,900
Energy Select Sector SPDR Fund	2,250	169,470
SPDR Blackstone / GSO Senior Loan ETF	3,000	142,470
Vanguard Tax-Exempt Bond Index ETF[1]	1,500	75,390
Total United States of America		5,860,988

Emerging Markets - 16.7%
PowerShares Emerging Markets Sovereign Debt Portfolio	35,505	1,003,371
iShares Core MSCI Emerging Markets ETF	10,000	424,500
PowerShares FTSE RAFI Emerging Markets Portfolio[1]	17,000	308,550
Total Emerging Markets		1,736,421

Global - 12.0%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	4,452	451,121
FlexShares Global Upstream Natural Resources Index Fund[1]	15,000	429,900
PowerShares DB Commodity Index Tracking Fund	15,330	242,827
iShares MSCI EAFE Value ETF	2,500	118,125
Total Global		1,241,973

European Region - 9.7%
Vanguard FTSE Europe ETF	19,000	910,860
iShares MSCI Europe Financials ETF[1]	5,000	94,800
Total European Region		1,005,660

Japan - 2.7%
iShares MSCI Japan ETF	5,725	279,724

Asian Pacific Region ex Japan - 2.5%
iShares MSCI Pacific ex Japan ETF[1]	6,500	257,205

Mexico - 0.4%
iShares MSCI Mexico Capped ETF	1,000	43,970
Total Exchange-Traded Funds
(Cost $10,527,016)		10,425,941

SHORT-TERM INVESTMENTS† - 0.0%
First American Treasury Obligations Fund - Class Z, 0.40%[2]	902	902
Total Short-Term Investments
(Cost $902)		902

SECURITIES LENDING COLLATERAL†,3 - 10.6%
First American Government Obligations Fund - Class Z, 0.42%[2]	1,095,978	1,095,978
Total Securities Lending Collateral
(Cost $1,095,978)		1,095,978

Total Investments - 111.0%
(Cost $11,623,896)		$11,522,821
Other Assets & Liabilities, net - (11.0)%		(1,137,390)
Total Net Assets - 100.0%		$10,385,431

†	Value determined based on Level 1 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 7.
[2]	Rate indicated is the 7 day yield as of December 31, 2016.
[3]	Securities lending collateral — See Note 7.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2016
GROWTH AND INCOME FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$10,425,941	$—	$—	$10,425,941
Securities Lending Collateral	1,095,978	—	—	1,095,978
Short-Term Investments	902	—	—	902
Total	$11,522,821	$—	$—	$11,522,821

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $1,073,034 of securities loaned (cost $11,623,896)	$11,522,821
Cash	6,221
Receivables:
Securities sold	138,267
Dividends	5,037
Securities lending income	2,696
Total assets	11,675,042

Liabilities:
Line of credit	89,000
Payable for:
Return of securities loaned	1,101,105
Management fees	8,139
Transfer agent and administrative fees	2,261
Investor service fees	2,261
Portfolio accounting fees	904
Fund shares redeemed	713
Miscellaneous	85,228
Total liabilities	1,289,611
Commitments and contingent liabilities (Note 10)	—
Net assets	$10,385,431

Net assets consist of:
Paid in capital	$9,293,128
Undistributed net investment income	294,901
Accumulated net realized gain on investments	898,477
Net unrealized depreciation on investments	(101,075)
Net assets	$10,385,431
Capital shares outstanding	415,022
Net asset value per share	$25.02

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends	$1,176,652
Income from securities lending, net	12,847
Interest	9
Total investment income	1,189,508

Expenses:
Management fees	472,543
Transfer agent and administrative fees	131,262
Investor service fees	131,262
Professional fees	58,831
Portfolio accounting fees	52,504
Custodian fees	10,379
Trustees’ fees*	4,445
Interest expense	1,268
Miscellaneous	32,112
Total expenses	894,606
Net investment income	294,902

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,828,455
Net realized gain	2,828,455
Net change in unrealized appreciation (depreciation) on:
Investments	1,235,364
Net change in unrealized appreciation (depreciation)	1,235,364
Net realized and unrealized gain	4,063,819
Net increase in net assets resulting from operations	$4,358,721

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

GROWTH AND INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$294,902	$509,836
Net realized gain on investments	2,828,455	3,050,096
Net change in unrealized appreciation (depreciation) on investments	1,235,364	(6,322,980)
Net increase (decrease) in net assets resulting from operations	4,358,721	(2,763,048)

Distributions to shareholders from:
Net investment income	(349,069)	(718,610)
Net realized gains	(2,763,565)	(352,954)
Total distributions to shareholders	(3,112,634)	(1,071,564)

Capital share transactions:
Proceeds from sale of shares	17,443,941	10,953,461
Distributions reinvested	3,112,634	1,071,564
Cost of shares redeemed	(71,569,385)	(28,068,505)
Net decrease from capital share transactions	(51,012,810)	(16,043,480)
Net decrease in net assets	(49,766,723)	(19,878,092)

Net assets:
Beginning of year	60,152,154	80,030,246
End of year	$10,385,431	$60,152,154
Undistributed net investment income at end of year	$294,901	$499,869

Capital share activity:
Shares sold	707,779	427,761
Shares issued from reinvestment of distributions	125,459	41,517
Shares redeemed	(2,869,419)	(1,095,402)
Net decrease in shares	(2,036,181)	(626,124)

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$24.54	$26.01	$26.81	$25.28	$23.20
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.19	.25	.15	.38
Net gain (loss) on investments (realized and unrealized)	1.59	(1.25)	.24	2.41	2.11
Total from investment operations	1.73	(1.06)	.49	2.56	2.49
Less distributions from:
Net investment income	(.14)	(.27)	(.15)	(.41)	(.41)
Net realized gains	(1.11)	(.14)	(1.14)	(.62)	—
Total distributions	(1.25)	(.41)	(1.29)	(1.03)	(.41)
Net asset value, end of period	$25.02	$24.54	$26.01	$26.81	$25.28

Total Return[b]	7.09%	(4.15%)	1.80%	10.17%	10.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,385	$60,152	$80,030	$78,376	$76,185
Ratios to average net assets:
Net investment income (loss)	0.56%	0.74%	0.92%	0.58%	1.54%
Total expenses[c]	1.70%	1.65%	1.71%	1.69%	1.72%
Net expenses[d]	1.70%	1.65%	1.71%	1.69%	1.72%
Portfolio turnover rate	33%	25%	35%	94%	46%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2016

GLOBAL GROWTH FUND

OBJECTIVE: Seeks to provide total return, consisting of capital growth and income.

For the 12-month period ended December 31, 2016, CLS Global Growth Fund returned 6.94%, compared with a return of 7.66% for its benchmark. The Fund has a blended benchmark consisting of 48% Russell 3000 Index, 32% MSCI ACWI ex-US Index, and 20% Bloomberg Barclays U.S. Treasury Bill 1-3 Month Index.

The Fund has a Risk Budget of 80 (over time, it is approximately 80% as risky as a diversified stock portfolio consisting of 60% domestic equities and 40% international equities).

The Fund underperformed its benchmark during this time frame. Exposure to the energy and financial sectors as well as exposure to domestic value helped performance. Meanwhile, exposure to developed international and large-cap growth equities detracted from performance.

The largest sector tilts are technology and financials. Within regional positioning, the largest tilt remains emerging Asia and Latin America. Technology, financials, emerging Asia, and Latin America continue to look attractive on a number of relative valuation, momentum, and fundamental characteristics.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: November 10, 2006

Ten Largest Holdings (% of Total Net Assets)
First Trust NASDAQ Technology Dividend Index Fund	12.7%
Financial Select Sector SPDR Fund	11.3%
iShares Edge MSCI USA Value Factor ETF	9.0%
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	8.9%
Columbia Emerging Markets Consumer ETF	7.8%
SPDR Doubleline Total Return Tactical ETF	6.3%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	5.8%
PowerShares Emerging Markets Sovereign Debt Portfolio	5.8%
iShares Global Healthcare ETF	5.0%
iShares Global Energy ETF	4.5%
Top Ten Total	77.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2016

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2016

	1 Year	5 Year	10 Year
Global Growth Fund	6.94%	7.09%	3.32%
S&P 500 Index	11.96%	14.66%	6.95%
Synthetic Balanced Benchmark††	7.66%	8.67%	4.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index, Russell 3000 Index, MSCI ACWI ex-US Index and Bloomberg Barclays U.S. Treasury Bill 1-3 Month Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
††	Benchmark reflects a 48/32/20 ratio of the performance of the Russell 3000 Index, MSCI ACWI ex-US Index and Bloomberg Barclays U.S. Treasury Bill 1-3 Month Index, respectively.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS	December 31, 2016
GLOBAL GROWTH FUND

	Shares	Value

EXCHANGE-TRADED FUNDS† - 99.1%

United States of America - 41.9%
First Trust NASDAQ Technology Dividend Index Fund	13,373	$395,572
Financial Select Sector SPDR Fund[1]	15,082	350,657
iShares Edge MSCI USA Value Factor ETF	4,002	280,900
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,808	180,547
PowerShares Senior Loan Portfolio	1,377	32,167
iShares TIPS Bond ETF	276	31,235
iShares Edge MSCI Min Vol USA ETF[1]	680	30,750
Total United States of America		1,301,828

Global - 37.1%
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	9,840	276,111
SPDR Doubleline Total Return Tactical ETF	4,053	196,125
iShares Global Healthcare ETF[1]	1,643	155,789
iShares Global Energy ETF[1]	4,037	140,488
iShares Edge MSCI Min Vol EAFE ETF	2,138	130,888
PowerShares DB Commodity Index Tracking Fund	6,947	110,040
FlexShares STOXX Global Broad Infrastructure Index Fund	2,338	101,165
Vanguard Total International Bond ETF	827	44,898
Total Global		1,155,504

Emerging Markets - 18.8%
Columbia Emerging Markets Consumer ETF	10,982	243,251
PowerShares Emerging Markets Sovereign Debt Portfolio	6,333	178,971
iShares Edge MSCI Min Vol Emerging Markets ETF	2,664	130,296
PowerShares FTSE RAFI Emerging Markets Portfolio[1]	1,694	30,746
Total Emerging Markets		583,264

European Region - 1.3%
iShares MSCI Europe Financials ETF[1]	2,208	41,864
Total Exchange-Traded Funds
(Cost $3,054,264)		3,082,460

SHORT-TERM INVESTMENTS† - 0.1%
First American Treasury Obligations Fund - Class Z, 0.40%[2]	1,739	1,739
Total Short-Term Investments
(Cost $1,739)		1,739

SECURITIES LENDING COLLATERAL†,3 - 17.1%
First American Government Obligations Fund - Class Z, 0.42%[2]	533,205	533,205
Total Securities Lending Collateral
(Cost $533,205)		533,205

Total Investments - 116.3%
(Cost $3,589,208)		$3,617,404
Other Assets & Liabilities, net - (16.3)%		(506,502)
Total Net Assets - 100.0%		$3,110,902

†	Value determined based on Level 1 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2016 — See Note 7.
[2]	Rate indicated is the 7 day yield as of December 31, 2016.
[3]	Securities lending collateral — See Note 7.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$3,082,460	$—	$—	$3,082,460
Securities Lending Collateral	533,205	—	—	533,205
Short-Term Investments	1,739	—	—	1,739
Total	$3,617,404	$—	$—	$3,617,404

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended December 31, 2016, there were no transfers between levels.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at value - including $521,033 of securities loaned (cost $3,589,208)	$3,617,404
Cash	2,612
Receivables:
Securities sold	275,483
Dividends	3,108
Securities lending income	1,572
Total assets	3,900,179

Liabilities:
Line of credit	221,000
Payable for:
Return of securities loaned	535,699
Management fees	2,559
Transfer agent and administrative fees	710
Investor service fees	710
Portfolio accounting fees	284
Fund shares redeemed	121
Miscellaneous	28,194
Total liabilities	789,277
Commitments and contingent liabilities (Note 10)	—
Net assets	$3,110,902

Net assets consist of:
Paid in capital	$5,508,816
Undistributed net investment income	—
Accumulated net realized loss on investments	(2,426,110)
Net unrealized appreciation on investments	28,196
Net assets	$3,110,902
Capital shares outstanding	115,484
Net asset value per share	$26.94

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income:
Dividends from securities of unaffiliated issuers	$254,043
Income from securities lending, net	3,617
Dividends from securities of affiliated issuers	2,516
Interest	2
Total investment income	260,178

Expenses:
Management fees	156,741
Transfer agent and administrative fees	43,539
Investor service fees	43,539
Professional fees	19,491
Portfolio accounting fees	17,415
Custodian fees	3,456
Trustees’ fees*	1,474
Interest expense	722
Miscellaneous	10,688
Total expenses	297,065
Less:
Expenses waived by Adviser	(486)
Net expenses	296,579
Net investment loss	(36,401)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	848,541
Investments in affiliated issuers	12,422
Net realized gain	860,963
Net change in unrealized appreciation (depreciation) on:
Investments	339,419
Net change in unrealized appreciation (depreciation)	339,419
Net realized and unrealized gain	1,200,382
Net increase in net assets resulting from operations	$1,163,981

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

GLOBAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(36,401)	$116,055
Net realized gain on investments	860,963	1,437,946
Net change in unrealized appreciation (depreciation) on investments	339,419	(2,386,371)
Net increase (decrease) in net assets resulting from operations	1,163,981	(832,370)

Distributions to shareholders from:
Net investment income	(103,040)	(152,224)
Net realized gains	—	(172,408)
Total distributions to shareholders	(103,040)	(324,632)

Capital share transactions:
Proceeds from sale of shares	5,620,196	1,480,503
Distributions reinvested	103,040	324,632
Cost of shares redeemed	(23,256,751)	(5,634,702)
Net decrease from capital share transactions	(17,533,515)	(3,829,567)
Net decrease in net assets	(16,472,574)	(4,986,569)

Net assets:
Beginning of year	19,583,476	24,570,045
End of year	$3,110,902	$19,583,476
Undistributed net investment income at end of year	$—	$108,893

Capital share activity:
Shares sold	222,948	54,802
Shares issued from reinvestment of distributions	3,890	11,909
Shares redeemed	(885,022)	(211,752)
Net decrease in shares	(658,184)	(145,041)

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$25.31	$26.74	$29.32	$25.07	$22.56
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	.14	.17	.14	.28
Net gain (loss) on investments (realized and unrealized)	1.80	(1.19)	.69	4.55	2.51
Total from investment operations	1.75	(1.05)	.86	4.69	2.79
Less distributions from:
Net investment income	(.12)	(.18)	(.16)	(.44)	(.28)
Net realized gains	—	(.20)	(3.28)	—	—
Total distributions	(.12)	(.38)	(3.44)	(.44)	(.28)
Net asset value, end of period	$26.94	$25.31	$26.74	$29.32	$25.07

Total Return[b]	6.94%	(4.01%)	2.80%	18.75%	12.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,111	$19,583	$24,570	$26,771	$32,165
Ratios to average net assets:
Net investment income (loss)	(0.21%)	0.51%	0.58%	0.50%	1.15%
Total expenses[c]	1.71%	1.65%	1.71%	1.69%	1.72%
Net expenses[d]	1.70%	1.65%	1.71%	1.69%	1.72%
Portfolio turnover rate	106%	20%	34%	99%	28%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. At December 31, 2016, the Trust consisted of fifty-two funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the Global Diversified Equity Fund, Growth and Income Fund and Global Growth Fund (the “Funds”), each a diversified investment company.

Each Fund invests primarily in exchange-traded funds (“ETFs”) (“underlying funds”), acting similar to a “fund of funds”.

Guggenheim Investments (“GI”) provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

CLS Investments, LLC serves as investment sub-adviser (the “Sub-Adviser”) to the Funds and is responsible for the day-to-day management of each Fund’s portfolio.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. ETFs and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.55% at December 31, 2016.

E. Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

The Funds invest, to a significant extent, in shares of ETFs to gain exposure to their investment objectives. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF’s underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for an ETF depending on the ETF’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF’s shares trading at a premium or a discount to NAV. The Funds, from time to time, may invest in ETFs that are not registered pursuant to the 1940 Act. Such ETFs may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Global Diversified Equity Fund	0.90%
Growth and Income Fund	0.90%
Global Growth Fund	0.90%

GI pays the Sub-Adviser out of the advisory fees it receives. In addition, GI bears all of its own costs associated with providing these services and the expense of the Trustees that are affiliated with GI. GI may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

Each Fund indirectly bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other expenses) of the underlying funds in which the Fund invests.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board approved the use of a Distribution Plan for which GFD and other Service Providers may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services. Although approved, for the year ended December 31, 2016, this plan was not utilized.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (continued)

daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

If a Fund invests in an affiliated fund, the investing Fund’s Adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2016, the following Funds waived advisory fees related to investments in affiliated funds:

Fund	Amount
Global Diversified Equity Fund	$1,584
Global Growth Fund	486

Certain trustees and officers of the Trust are also officers of GI and GFD.

On October 4, 2016, Rydex Fund Services, LLC (“RFS”) was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of GI. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change had no impact on the financial statements of the Trust.

MUIS acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned services, MUIS is entitled to receive a monthly fee equal to an annual percentage of the Funds’ average daily net assets subject to certain minimum monthly fees and out of pocket expenses.

At December 31, 2016, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of outstanding shares owned
Global Diversified Equity Fund	81%
Growth and Income Fund	74%
Global Growth Fund	54%

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2016, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Expired	Utilized	Total
Global Diversified Equity Fund	$—	$5,199,304	$5,199,304
Global Growth Fund	—	1,130,143	1,130,143

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Global Diversified Equity Fund	$975,338	$1,346,946	$2,322,284
Growth and Income Fund	349,069	2,763,565	3,112,634
Global Growth Fund	103,040	—	103,040

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Global Diversified Equity Fund	$953,808	$6,114,108	$7,067,916
Growth and Income Fund	718,610	352,954	1,071,564
Global Growth Fund	152,224	172,408	324,632

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of December 31, 2016 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward
Global Diversified Equity Fund	$—	$—	$(197,276)	$(4,736,217)
Growth and Income Fund	693,973	—	398,330	—
Global Growth Fund	—	—	69,834	(2,467,748)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of December 31, 2016, capital loss carryforwards for the Funds were as follows:

		Unlimited
Fund	Expires in 2017	Short-Term	Long-Term	Total Capital Loss Carryforward
Global Diversified Equity Fund	$(4,736,217)	$—	$—	$(4,736,217	)*
Global Growth Fund	(2,467,748)	—	—	(2,467,748	)*

*

In accordance with Section 382 of the Internal Revenue Code, a portion of certain Fund losses are subject to an annual limitation. This annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, utilization of earnings and profits on shareholder redemptions, dividend reclasses, and partnership investments. Additional differences may result from the tax treatment of net operating losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Global Diversified Equity Fund	$(11,725)	$2,118	$9,607
Growth and Income Fund	2,429,037	(150,801)	(2,278,236)
Global Growth Fund	(36,523)	30,548	5,975

At December 31, 2016, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Tax Unrealized Gain (Loss)
Global Diversified Equity Fund	$15,485,010	$1,355,340	$(1,552,616)	$(197,276)
Growth and Income Fund	11,124,491	520,357	(122,027)	398,330
Global Growth Fund	3,547,570	182,802	(112,968)	69,834

6. Securities Transactions

For the year ended December 31, 2016, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Global Diversified Equity Fund	$10,333,801	$92,106,944
Growth and Income Fund	16,510,838	69,839,978
Global Growth Fund	17,957,354	34,980,512

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

7. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund - Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At December 31, 2016, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Global Diversified Equity Fund	$1,688,260	$(1,688,260)	$—	$1,729,190	$8,088	$1,737,278
Growth and Income Fund	1,073,034	(1,073,034)	—	1,095,978	5,127	1,101,105
Global Growth Fund	521,033	(521,033)	—	533,205	2,494	535,699

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

8. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

Transactions during the year ended December 31, 2016, in which the portfolio company is an “affiliated person,” were as follows:

Affiliated issuers by Fund	Value 12/31/15	Additions	Reductions	Value 12/31/16	Shares 12/31/16	Investment Income	Realized Gain
Global Diversified Equity Fund
Guggenheim S&P SmallCap 600 Pure Value ETF	$—	$754,694	$(564,605)	$285,216	3,906	$2,772	$37,455

Global Growth Fund
Guggenheim S&P 500 Pure Value ETF	—	250,340	(262,762)	—	—	2,516	12,422

9. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 11, 2017. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2016. On December 31, 2016, the Global Diversified Equity Fund, Growth and Income Fund and Global Growth Fund borrowed $180,000, $89,000 and $221,000, respectively, under this agreement.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily balances borrowed for the year ended December 31, 2016, were as follows:

Fund	Average Daily Balance
Global Diversified Equity Fund	$109,112
Growth and Income Fund	100,412
Global Growth Fund	58,502

10. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but any party might ask the Court to direct entry of a final judgment in order to make the order immediately appealable.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust Action”). Its funds may also be putative members of the proposed defendant classes in Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust Action”) and Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Creditor Trust Action and Reichman allege claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer. The Litigation Trust Action alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On April 7, 2014, the plaintiff filed a Third Amended Complaint in the Creditor Trust Action, a Second Amended Complaint in the Litigation Trust Action, and an Amended Complaint in Reichman.

On May 8, 2014, the plaintiff in the Litigation Trust Action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the intentional fraudulent transfer claims in the Creditor Trust Action, the Litigation Trust Action, and in Reichman, but denied the motion to dismiss the constructive fraudulent transfer claims in the Creditor Trust Action and in Reichman. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff has appealed the dismissal to the U.S. District Court for the Southern District of New York.

On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust Action and Reichman in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. The U.S. District Court for the Southern District of New York has not yet accepted the Bankruptcy Court’s recommendation or entered a final judgment.

On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust Action and remanded to the Bankruptcy Court for further proceedings. The District Court found that the fraudulent intent that mattered was that of Lyondell’s CEO, not its board, because the CEO’s intent could be imputed to Lyondell under Delaware law agency principles. The District Court did note, however, that plaintiff faces a high standard for proving “actual intent” to harm creditors, and that it remains to be seen whether plaintiff will be able to make this showing. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. In light of this ruling, the federal intentional fraudulent conveyance claim will move forward before the Bankruptcy Court, but a schedule for that case has not yet been set.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS (concluded)

These lawsuits do not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

11. Subsequent Event – Liquidation Plan

At a meeting held on November 17, 2016, the Board of Trustees (the “Board”) of the Trust considered and approved a proposal affecting the Global Diversified Equity Fund, Growth and Income Fund and Global Growth Fund (each, a “Fund” and collectively, the “Funds”) and their variable annuity contract and variable life insurance policy owners (“contract owners”). In particular, the Board approved the liquidation of the Funds, pursuant to a Plan of Liquidation, which was sent to the contract owners via proxy statement on or about December 19, 2016. The proxy provided information regarding the proposed liquidation and related voting instructions. At the shareholder vote held on February 21, 2017, the contract owners voted in favor of closing the Funds effective February 24, 2017.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Global Diversified Equity Fund, Growth and Income Fund, and Global Growth Fund (three of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (three of the series constituting the Rydex Variable Trust) at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 28, 2017

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

OTHER INFORMATION (Unaudited)

Tax Information

In January 2017, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2016.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Global Diversified Equity Fund	88.24%
Growth and Income Fund	100.00%
Global Growth Fund	100.00%

With respect to the taxable year ended December 31, 2016, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	Long-term Capital Gains Subject to the 15% Rate	From Proceeds of Shareholder Redemptions
Global Diversified Equity Fund	$1,346,946	$—
Growth and Income Fund	2,763,565	1,646,670

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

At a special meeting of shareholders held on February 21, 2017, the shareholders of the Funds voted on whether to approve the Plan of Liquidation with respect to the Global Diversified Equity Fund, Growth and Income Fund and Global Growth Fund. A description of the number of shares voted is as follows:

Fund	Votes for	Votes against	Abstain
Global Diversified Equity Fund	276,281	16,792	71,442
Growth and Income Fund	263,222	24,886	33,020
Global Growth Fund	122,883	—	610

Notice to Shareholders

After careful consideration, at a meeting of the Board of Trustees (the “Board”) of Rydex Variable Trust (the “Trust”) held on November 17, 2016, Security Investors, LLC (the “Investment Adviser”), the investment adviser to the Trust’s Global Diversified Equity Fund, Growth and Income Fund, and Global Growth Fund (each, a “Fund” and collectively, the “Funds”), recommended, and the Board approved, a Plan of Liquidation (the “Plan”) with respect to the Funds whereby each Fund will cease its investment operations, liquidate its assets, and make a final distribution to its shareholders of record.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Each Fund is available only as an investment option for variable annuity contracts and life insurance policies issued by insurance companies (collectively, “Contracts”). The Board, therefore, also approved the submission of the Plan to the beneficial owners of the Funds, including the owners of Contracts, who have allocated a portion of their Contract value to one or more of the Funds and therefore, have a beneficial interest in shares of the Funds (collectively, “Contract Owners”). Contract Owners of record had the right to provide voting instructions with respect to the Fund(s) in which they’ve invested through their Contracts at a Special Meeting of Shareholders which was held on February 21, 2017 for the purpose of gaining shareholder approval of the Plan. The Plan was approved by shareholders, and the Advisor liquidated the Funds on February 24, 2017 (the “Liquidation Date”).

Prior to the Liquidation Date, Contract Owners were provided an opportunity to transfer their Contract values currently invested in the Fund(s) to other investment options available under their Contracts. For more information about such investment options, Contract Owners should consult their Contract prospectus. The rights of Contract Owners to transfer Contract values, including transferring out of the Funds and into other available investment options, in advance of and following the Liquidation Date are subject to the transfer provisions of the applicable Contract. Contract Owners should refer to their Contract or contact the insurance company that issued their Contract for more information.

Additional information regarding the proposed liquidation, including how to submit voting instructions and further details about transfer rights and the reallocation of Contract values remaining in each Fund on the Liquidation Date, were included in the proxy materials that were mailed to Contract Owners on or about December 19, 2016.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	President and Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	230

Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Angela Brock-Kyle***** (1959)	Trustee from August 2016 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	135	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	135	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	135	Epiphany Funds (4) (2009-present).

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Vice Chairman of the Board from 2014 to present (Chairman of the Board from 2006 to 2014); Trustee and Member of the Audit Committee from 1997 to present; Chairman (since 2014) and Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	135	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Trustee and Member of the Audit Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	135	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Member of the Nominating Committee from 2005 to present; and Member of the Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	135	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Chairman and Member of the Nominating Committee from 2004 to present; Chairman and Member of the Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	135	None.
Sandra G. Sponem***** (1958)	Trustee from August 2016 to present.	Current: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-present).	135	None.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (1999-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Joanna M. Catalucci (1966)	AML Officer (2016-present)

Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Managing Director of Transparent Value, LLC (April 2015-present); Managing Director of Guggenheim Investments (April 2015-present).

Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.
*****	Mses. Brock-Kyle and Sponem commence serving as independent Trustees effective August 18, 2016.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Werner Keller, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended December 31, 2016 and December 31, 2015 were $861,472 and $837,603, respectively.

(b) Audit Related Fees. The aggregate Audit Related Fees by the registrant’s principal accountant billed for the fiscal years ended December 31, 2016 and December 31, 2015 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub‑investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre‑approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2016 and December 31, 2015 were $0 and $38,585, respectively.

(c) Tax Fees. The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2016 and December 31, 2015 were $264,208 and $270,641, respectively.

(d) All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2016 and December 31, 2015 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures. The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $331,781 and $309,226, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)   Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)    A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Variable Trust

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President and Chief Executive Officer

Date	March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President and Chief Executive Officer

Date	March 10, 2017

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	March 10, 2017

*	Print the name and title of each signing officer under his or her signature.